OMB APPROVAL
OMB Number: 3235-0570
Expires: January 31, 2017
Estimated average burden
hours per response: 20.6

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-1879

Janus Investment Fund
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)

Stephanie Grauerholz, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)

Registrant's telephone number, including area code: 303-333-3863

Date of fiscal year end: 9/30

Date of reporting period: 3/31/16

Item 1 - Reports to Shareholders

SEMIANNUAL REPORT March 31, 2016

Janus Asia Equity Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Asia Equity Fund

Janus Asia Equity Fund (unaudited)

FUND SNAPSHOT

We believe identifying companies in Asian markets with both operating and capital-allocation excellence can lead to superior risk-adjusted returns. To identify these opportunities, we rely on the insight provided by Janus’ fundamental research.

Hiroshi Yoh portfolio manager

PERFORMANCE SUMMARY

Janus Asia Equity Fund’s Class I Shares returned 5.82% for the six-month period ended March 31, 2016. The Fund’s benchmark, the MSCI All Country Asia ex-Japan Index, returned 5.66%.

MARKET ENVIRONMENT

During the latter part of 2015, Asian financial market took a beating, in part on concerns about growth in the continent’s largest economy – China – and also due to foreign currency headwinds as global investors redirected capital toward the U.S. in expectation of a period of rising interest rates. This trend reversed as consensus coalesced around the idea that the Federal Reserve (Fed) would be much less aggressive in raising rates than it had previously inferred. The shift increased demand for Asian government debt, largely due to the highly attractive yield differentials when compared to developed market sovereigns. The clamoring for currencies to purchase the region’s financial assets resulted in many currencies appreciating steadily, further boosting stock returns when priced in U.S. dollars.

As sentiment – and flows – reversed, many of the region’s stock indices rallied and ultimately delivered returns that outpaced the broader market. Among the strongest performers were Malaysia, Indonesia and South Korea. While they stabilized after the early period descent, mainland Chinese shares were unable to make up all the lost ground and finished the period just in negative territory. Also lagging in the rebound was region’s second economic powerhouse, India. On a sector basis, previously hard-hit energy and materials led sectors higher while health care and industrial stocks weighed down indices.

PERFORMANCE DISCUSSION

On a country basis, Fund’s selection of Chinese and Indian stocks contributed to relative performance, as did our selection of financials stocks. A combination of an overweight to technology along with strong stock selection in the sector also aided relative results. Holdings in Hong Kong and Singapore, and on a sector basis, energy and health care weighed on relative returns.

Taiwan Semiconductor (TSMC) shrugged off any concern about softness in Apple’s supply chain to deliver a relatively favorable earnings report, which covered the first part of the period. For 2015, revenues grew by 10.6%, which can be considered an achievement given the challenging market environment. While the company sees the markets for many of its products declining, it does expect smartphone units to rise by 8% in 2016. On a longer time horizon, TSMC expects to gain market share by introducing high-demand, cutting-edge technologies, including those based on increasingly powerful yet energy efficient transistors.

Samsung of Korea was a solid contributor to Fund performance. Sales for the company’s newest smartphone – the Galaxy 7 – has been better-than-expected and the handset has received favorable reviews. We see the real possibility that sales data for this product will beat guidance over the near-term. Buttressing the launch is fairly weak competition in the Android market for higher-end devices.

Another leading contributor was China’s Tencent Holdings. Among other products, the company provides a word-chat SMS service that also enables sending pictures. The company has been expanding into Singapore, Taiwan and Hong Kong and has experienced impressive user growth. Seventy percent of revenue is from smartphone games. This channel has become especially lucrative as Tencent gets 70% of game revenue and the supplier receives only 30%. Profitability has improved and earnings continue to grow – even from a relatively high base – due to effective monetization.

A cut in orders from Apple hurt electronic components supplier Catcher Technology. The company is an integral part of Apple’s supply chain with roughly half of its sales attributable to the phone and computer giant. While lower

Janus Investment Fund	1

Janus Asia Equity Fund (unaudited)

orders hurt Catcher’s stock price, what was overlooked is how the company has gained market share across its lines of business. Also making the stock attractive to us is management’s commitment to curtail capital expenditure, preferring instead to grow free cash flow, which may be used, in part, to increase its dividend.

Also delivering negative returns was Daqin Railway. The company mainly provides coal transportation service in northern China. It also operates a passenger transportation business. We exited our position in Daqin during the period.

Being the country’s largest insurance group, China Life Insurance weighed on results, largely as a consequence of it being caught up in the region’s market volatility. Although premium sales have experienced some near-term headwinds, the long-term growth outlook is more optimistic given the current low penetration of insurance products within the country.

Please see the Derivative instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

We believe there are many reasons to favor Asia stocks as we forge deeper into 2016. Much of the boost provided by recently appreciating regional currencies may be behind us, but we still see the potential for additional gains as global interest rate differentials – mainly between developed market funding currencies and attractive emerging market destinations – become more solidified over the course of the year. We are in the camp that sees global growth continuing to decelerate, but not to the degree that it had in 2015. We think Chinese GDP growth landing at the midpoint of official targets, roughly around 6.7%, is entirely plausible. The mix of this growth is important, too, as a shift in emphasis back toward infrastructure and housing stands to boost exports from the region’s materials producers to their massive trading partner.

We have long favored secular growth stories in China that are linked to the expanding consumer class. This is why we prefer autos and Internet names. At present, we also are sanguine about the prospects of more cyclical sectors such as steel, as it is our view that recent industrial weakness has largely played out. Easier financing for capital equipment should help a recovery in the sector. Added to this are the relatively attractive valuations that the past three quarters’ downdrafts have brought investors.

Thank you for your investment in Janus Asia Equity Fund.

2	MARCH 31, 2016

Janus Asia Equity Fund (unaudited)

Fund At A Glance

March 31, 2016

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Taiwan Semiconductor Manufacturing Co., Ltd.	1.15%	China Life Insurance Co., Ltd. - Class H	-0.41%
	Samsung Electronics Co., Ltd.	1.13%	Daqin Railway Co., Ltd. - Class A	-0.31%
	Tencent Holdings, Ltd.	0.66%	Catcher Technology Co., Ltd.	-0.29%
	China Vanke Co., Ltd. - Class A	0.60%	SK Hynix, Inc.	-0.24%
	Bank Mandiri Persero Tbk PT	0.41%	China Mobile, Ltd.	-0.18%

	5 Top Performers - Sectors*
			Fund Weighting	MSCI All Country Asia ex-Japan Index
		Fund Contribution	(Average % of Equity)	Weighting
	Financials	1.20%	31.89%	31.90%
	Information Technology	0.87%	28.93%	22.89%
	Consumer Discretionary	0.39%	13.14%	8.64%
	Consumer Staples	0.17%	1.91%	5.66%
	Utilities	0.15%	2.78%	4.20%

	5 Bottom Performers - Sectors*
			Fund Weighting	MSCI All Country Asia ex-Japan Index
		Fund Contribution	(Average % of Equity)	Weighting
	Energy	-0.39%	2.44%	4.19%
	Other**	-0.23%	4.93%	0.00%
	Health Care	-0.15%	2.24%	2.69%
	Materials	-0.03%	1.68%	4.36%
	Telecommunication Services	0.00%	3.74%	6.53%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Asia Equity Fund (unaudited)

Fund At A Glance

March 31, 2016

5 Largest Equity Holdings - (% of Net Assets)
Taiwan Semiconductor Manufacturing Co., Ltd.
Semiconductor & Semiconductor Equipment	5.3%
Samsung Electronics Co., Ltd.
Technology Hardware, Storage & Peripherals	5.2%
Tencent Holdings, Ltd.
Internet Software & Services	3.6%
China Mobile, Ltd.
Wireless Telecommunication Services	2.4%
AIA Group, Ltd.
Insurance	2.3%
18.8%

Asset Allocation - (% of Net Assets)
Common Stocks	94.5%
Investment Companies	2.2%
Preferred Stocks	1.3%
OTC Purchased Options – Calls	0.1%
Other	1.9%
100.0%

Emerging markets comprised 79.7% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2016	As of September 30, 2015

4	MARCH 31, 2016

Janus Asia Equity Fund (unaudited)

Performance

See important disclosures on the next page.

				Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2016				per the January 28, 2016 prospectuses
	Fiscal Year-to-Date	One Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	5.61%	-12.32%	-0.31%	2.87%	1.45%
Class A Shares at MOP	-0.49%	-17.36%	-1.56%
Class C Shares at NAV	5.25%	-13.01%	-1.01%	3.59%	2.11%
Class C Shares at CDSC	4.25%	-13.84%	-1.01%
Class D Shares(1)	5.79%	-12.19%	-0.16%	2.75%	1.24%
Class I Shares	5.82%	-12.05%	-0.01%	2.56%	1.09%
Class S Shares	5.49%	-12.24%	-0.37%	3.06%	1.59%
Class T Shares	5.67%	-12.21%	-0.19%	2.73%	1.35%
MSCI All Country Asia ex-Japan Index	5.66%	-11.85%	-0.27%
Morningstar Quartile - Class I Shares	-	2nd	3rd
Morningstar Ranking - based on total returns for Pacific/Asia ex-Japan Stock Funds	-	47/94	40/77

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2017.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Janus Investment Fund	5

Janus Asia Equity Fund (unaudited)

Performance

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility, lower liquidity and differing financial and information reporting standards, all of which are magnified in emerging markets.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2016 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – July 29, 2011

(1) Closed to certain new investors.

6	MARCH 31, 2016

Janus Asia Equity Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/15)	Ending Account Value (3/31/16)	Expenses Paid During Period (10/1/15 - 3/31/16)†	Beginning Account Value (10/1/15)	Ending Account Value (3/31/16)	Expenses Paid During Period (10/1/15 - 3/31/16)†	Net Annualized Expense Ratio (10/1/15 - 3/31/16)
Class A Shares	$1,000.00	$1,056.10	$8.22	$1,000.00	$1,017.00	$8.07	1.60%
Class C Shares	$1,000.00	$1,052.50	$11.75	$1,000.00	$1,013.55	$11.53	2.29%
Class D Shares	$1,000.00	$1,057.90	$7.20	$1,000.00	$1,018.00	$7.06	1.40%
Class I Shares	$1,000.00	$1,058.20	$6.48	$1,000.00	$1,018.70	$6.36	1.26%
Class S Shares	$1,000.00	$1,054.90	$8.48	$1,000.00	$1,016.75	$8.32	1.65%
Class T Shares	$1,000.00	$1,056.70	$7.66	$1,000.00	$1,017.55	$7.52	1.49%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Asia Equity Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares or Contract Amounts		Value
Common Stocks – 94.5%
Airlines – 0.6%
China Eastern Airlines Corp., Ltd.*	92,000	$51,591
Auto Components – 0.6%
Hyundai Mobis Co., Ltd.	257	55,967
Automobiles – 6.1%
Astra International Tbk PT	143,700	78,599
Chongqing Changan Automobile Co., Ltd. - Class B	104,400	195,554
Great Wall Motor Co., Ltd. - Class H	53,500	43,451
Hyundai Motor Co.	733	97,763
Mahindra & Mahindra, Ltd.	2,649	48,434
Yulon Motor Co., Ltd.	71,000	68,952
		532,753
Capital Markets – 1.6%
CITIC Securities Co., Ltd. - Class H	37,000	86,715
Haitong International Securities Group, Ltd.	96,359	55,651
		142,366
Commercial Banks – 13.3%
Axis Bank, Ltd.	14,704	98,626
Bangkok Bank PCL (NVDR)	11,200	57,322
Bank Mandiri Persero Tbk PT	90,500	70,324
Bank of China, Ltd. - Class H	106,000	44,001
BOC Hong Kong Holdings, Ltd.	25,000	74,609
China Construction Bank Corp. - Class H	266,000	169,741
DBS Group Holdings, Ltd.	12,300	140,389
Hana Financial Group, Inc.	8,570	185,881
Industrial & Commercial Bank of China, Ltd. - Class H	288,000	161,132
Metropolitan Bank & Trust Co.	30,354	54,383
Shinhan Financial Group Co., Ltd.	2,820	99,886
		1,156,294
Construction & Engineering – 0.6%
Louis XIII Holdings, Ltd.*	102,371	28,110
Voltas, Ltd.	6,201	26,043
		54,153
Construction Materials – 0.5%
BBMG Corp. - Class H	61,000	47,104
Diversified Telecommunication Services – 1.9%
China Telecom Corp., Ltd. - Class H	123,894	65,484
KT Corp.	1,690	44,046
Singapore Telecommunications, Ltd.	19,000	53,863
		163,393
Electric Utilities – 1.7%
Power Grid Corp. of India, Ltd.	38,117	80,071
Tenaga Nasional Bhd	18,500	66,177
		146,248
Electrical Equipment – 0.3%
Finolex Cables, Ltd.	5,767	24,490
Electronic Equipment, Instruments & Components – 5.6%
Chroma ATE, Inc.	20,000	43,011
Delta Electronics, Inc.	11,577	51,089
Hangzhou Hikvision Digital Technology Co., Ltd.ß	15,900	75,768
Hon Hai Precision Industry Co., Ltd.	49,577	130,652
Largan Precision Co., Ltd.	1,000	77,537
TPK Holding Co., Ltd.	17,000	36,982
WPG Holdings, Ltd.	67,000	71,418
		486,457
Food & Staples Retailing – 0.6%
Robinsons Retail Holdings, Inc.	32,270	51,890
Food Products – 0.8%
San Miguel Pure Foods Co., Inc.	18,000	68,057

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2016

Janus Asia Equity Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares or Contract Amounts		Value
Common Stocks – (continued)
Hotels, Restaurants & Leisure – 1.3%
Genting Malaysia Bhd	74,100	$86,326
Melco International Development, Ltd.	18,000	25,061
		111,387
Household Durables – 1.4%
Midea Group Co., Ltd. - Class Aß	26,300	125,449
Independent Power and Renewable Electricity Producers – 1.2%
Beijing Jingneng Clean Energy Co., Ltd. - Class H	333,021	106,469
Industrial Conglomerates – 3.6%
CK Hutchison Holdings, Ltd.	7,340	95,285
Keppel Corp., Ltd.	12,100	52,351
Seibu Holdings, Inc.	6,669	141,108
Shun Tak Holdings, Ltd.	67,500	22,363
		311,107
Information Technology Services – 1.6%
Cognizant Technology Solutions Corp. - Class A*	1,825	114,428
Samsung SDS Co., Ltd.	135	20,662
		135,090
Insurance – 5.6%
AIA Group, Ltd.	35,200	199,435
Cathay Financial Holding Co., Ltd.	47,000	56,307
China Life Insurance Co., Ltd. - Class H	35,000	86,360
Hyundai Marine & Fire Insurance Co., Ltd.	1,791	52,004
Ping An Insurance Group Co. of China, Ltd. - Class H	18,500	88,480
		482,586
Internet & Catalog Retail – 1.2%
Ctrip.com International, Ltd. (ADR)*	998	44,172
JD.com, Inc. (ADR)*,#	2,279	60,394
		104,566
Internet Software & Services – 7.8%
Alibaba Group Holding, Ltd. (ADR)*,#	2,303	182,006
Baidu, Inc. (ADR)*	473	90,286
NAVER Corp.	164	91,366
Tencent Holdings, Ltd.	15,200	310,384
		674,042
Marine – 1.2%
First Steamship Co., Ltd.	210,411	57,935
SITC International Holdings Co., Ltd.	90,000	44,437
		102,372
Metals & Mining – 1.2%
Hindustan Zinc, Ltd.	11,989	33,242
POSCO	377	72,373
		105,615
Multiline Retail – 0.7%
Lifestyle International Holdings, Ltd.	43,500	58,657
Oil, Gas & Consumable Fuels – 2.4%
China Petroleum & Chemical Corp. - Class H	90,400	59,318
PetroChina Co., Ltd. - Class H	130,000	86,476
Reliance Industries, Ltd.	3,768	59,475
		205,269
Pharmaceuticals – 2.5%
China Traditional Chinese Medicine Co., Ltd.*	54,058	26,551
Yunnan Baiyao Group Co., Ltd. - Class Aß	20,300	192,404
		218,955
Real Estate Management & Development – 5.7%
Belle Corp.	621,121	40,355
Central China Real Estate, Ltd.	387,440	73,921
Century Properties Group, Inc.	3,806,102	45,488
Cheung Kong Property Holdings, Ltd.	8,353	53,787
China Overseas Land & Investment, Ltd.	14,000	44,308

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Asia Equity Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares or Contract Amounts		Value
Common Stocks – (continued)
Real Estate Management & Development – (continued)
China Vanke Co., Ltd. - Class Aß	14,900	$46,404
CSI Properties, Ltd.	2,740,000	77,710
Siam Future Development PCL	284,200	48,081
Sun Hung Kai Properties, Ltd.	5,000	61,138
		491,192
Semiconductor & Semiconductor Equipment – 8.2%
Hua Hong Semiconductor, Ltd. (144A)	73,260	73,193
SK Hynix, Inc.	7,273	179,058
Taiwan Semiconductor Manufacturing Co., Ltd.	91,000	458,139
		710,390
Software – 0.5%
Nexon Co., Ltd.	2,800	47,749
Specialty Retail – 1.8%
L'Occitane International SA	31,206	55,677
PC Jeweller, Ltd.	18,153	99,664
		155,341
Technology Hardware, Storage & Peripherals – 6.2%
Catcher Technology Co., Ltd.	10,000	82,044
Samsung Electronics Co., Ltd.	397	455,540
		537,584
Textiles, Apparel & Luxury Goods – 0.5%
Belle International Holdings, Ltd.	78,000	45,148
Thrifts & Mortgage Finance – 2.0%
Housing Development Finance Corp., Ltd.	4,473	74,683
LIC Housing Finance, Ltd.	13,656	101,702
		176,385
Tobacco – 0.5%
ITC, Ltd.	8,768	43,464
Transportation Infrastructure – 0.8%
Shanghai International Airport Co., Ltd.ß	15,700	73,043
Wireless Telecommunication Services – 2.4%
China Mobile, Ltd.	19,000	211,748
Total Common Stocks (cost $8,644,597)		8,214,371
Preferred Stocks – 1.3%
Technology Hardware, Storage & Peripherals – 1.3%
Samsung Electronics Co., Ltd. (cost $107,787)	116	112,307
Investment Companies – 2.2%
Investments Purchased with Cash Collateral from Securities Lending – 2.2%
Janus Cash Collateral Fund LLC, 0.4107%ºº,£ (cost $186,200)	186,200	186,200
OTC Purchased Options – Calls – 0.1%
Counterparty/Reference Asset
Goldman Sachs International:
CNH Currency, exercise price CNH 6.40, expires November 2016* (premiums paid $10,438)	344,497	10,827
Total Investments (total cost $8,949,022) – 98.1%		8,523,705
Cash, Receivables and Other Assets, net of Liabilities – 1.9%		165,740
Net Assets – 100%		$8,689,445

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2016

Janus Asia Equity Fund

Schedule of Investments (unaudited)

March 31, 2016

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
China	$2,967,055	34.8%
South Korea	1,466,853	17.2
Taiwan	1,134,066	13.3
Hong Kong	796,243	9.3
India	689,894	8.1
United States	311,455	3.7
Philippines	260,173	3.1
Singapore	246,603	2.9
Japan	188,857	2.2
Malaysia	152,503	1.8
Indonesia	148,923	1.7
Thailand	105,403	1.2
France	55,677	0.7

Total	$8,523,705	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Asia Equity Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country Asia ex-Japan Index	A free float-adjusted, market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan.

ADR	American Depositary Receipt
LLC	Limited Liability Company
NVDR	Non-Voting Depositary Receipt
OTC	Over-the-Counter
PCL	Public Company Limited

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2016 is $73,193, which represents 0.8% of net assets.

*	Non-income producing security.

ß	Security is illiquid.

ºº	Rate shown is the 7-day yield as of March 31, 2016.

#	Loaned security; a portion of the security is on loan at March 31, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2016. Unless otherwise indicated, all information in the table is for the period ended March 31, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/15	Purchases	Sales	at 3/31/16	Gain/(Loss)	Income	at 3/31/16

Janus Cash Collateral Fund LLC	—	380,718	(194,518)	186,200	$—	$50(1)	$186,200
Janus Cash Liquidity Fund LLC	—	3,262,075	(3,262,075)	—	—	148	—

Total					$—	$198	$186,200

(1) Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

12	MARCH 31, 2016

Janus Asia Equity Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of March 31, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks
Real Estate Management & Development	$ 444,788	$ -	$ 46,404
All Other	7,723,179		-
Preferred Stocks	-	112,307	-
Investment Companies	-	186,200	-
OTC Purchased Options - Calls	-	10,827	-
Total Assets	$ 8,167,967	$ 309,334	$ 46,404

Janus Investment Fund	13

Janus Asia Equity Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2016

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$8,949,022
Unaffiliated investments, at value(1)	8,337,505
Affiliated investments, at value	186,200
Restricted cash (Note 1)	394,819
Non-interested Trustees' deferred compensation	167
Receivables:
Investments sold	192,142
Due from adviser	16,336
Dividends	16,028
Fund shares sold	100
Other assets	798
Total Assets	9,144,095
Liabilities:
Due to custodian	70,752
Collateral for securities loaned (Note 3)	186,200
Payables:	—
Investments purchased	158,680
Professional fees	9,517
Advisory fees	6,334
Transfer agent fees and expenses	1,734
Custodian fees	1,255
Fund shares repurchased	1,152
Foreign tax liability	542
12b-1 Distribution and shareholder servicing fees	454
Non-interested Trustees' deferred compensation fees	167
Fund administration fees	69
Non-interested Trustees' fees and expenses	61
Accrued expenses and other payables	17,733
Total Liabilities	454,650
Net Assets	$8,689,445

See Notes to Financial Statements.

14	MARCH 31, 2016

Janus Asia Equity Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2016

Net Assets Consist of:
Capital (par value and paid-in surplus)	$10,097,640
Undistributed net investment income/(loss)	(48,262)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(898,853)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation(2)	(461,080)
Total Net Assets	$8,689,445
Net Assets - Class A Shares	$313,612
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	37,394
Net Asset Value Per Share(3)	$8.39
Maximum Offering Price Per Share(4)	$8.90
Net Assets - Class C Shares	$387,495
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	46,452
Net Asset Value Per Share(3)	$8.34
Net Assets - Class D Shares	$4,848,518
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	574,662
Net Asset Value Per Share	$8.44
Net Assets - Class I Shares	$2,576,596
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	305,049
Net Asset Value Per Share	$8.45
Net Assets - Class S Shares	$327,514
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	39,024
Net Asset Value Per Share	$8.39
Net Assets - Class T Shares	$235,710
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	28,344
Net Asset Value Per Share	$8.32

(1) Includes $182,083 of securities on loan. See Note 3 in Notes to Financial Statements.

(2) Includes $542 of foreign capital gains tax on investments.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Asia Equity Fund

Statement of Operations (unaudited)

For the period ended March 31, 2016

Investment Income:
Dividends	$43,435
Dividends from affiliates	148
Affiliated securities lending income, net	50
Other income	1,977
Foreign tax withheld	(5,940)
Total Investment Income	39,670
Expenses:
Advisory fees	42,461
12b-1Distribution and shareholder servicing fees:
Class A Shares	466
Class C Shares	1,888
Class S Shares	397
Transfer agent administrative fees and expenses:
Class D Shares	3,166
Class S Shares	397
Class T Shares	483
Transfer agent networking and omnibus fees:
Class A Shares	200
Class C Shares	86
Class I Shares	451
Other transfer agent fees and expenses:
Class A Shares	68
Class C Shares	68
Class D Shares	1,714
Class I Shares	192
Class S Shares	18
Class T Shares	30
Registration fees	36,855
Professional fees	32,747
Accounting systems fee	10,339
Custodian fees	7,952
Shareholder reports expense	6,054
Fund administration fees	385
Non-interested Trustees’ fees and expenses	119
Other expenses	258
Total Expenses	146,794
Less: Excess Expense Reimbursement	(81,446)
Net Expenses	65,348
Net Investment Income/(Loss)	(25,678)
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(737,792)
Total Net Realized Gain/(Loss) on Investments	(737,792)
Change in Unrealized Net Appreciation/Depreciation:(1)
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,264,749
Total Change in Unrealized Net Appreciation/Depreciation	1,264,749
Net Increase/(Decrease) in Net Assets Resulting from Operations	$501,279

(1) Includes change in unrealized appreciation/depreciation of $(542) due to foreign capital gains tax on investments.

See Notes to Financial Statements.

16	MARCH 31, 2016

Janus Asia Equity Fund

Statements of Changes in Net Assets

	Period ended March 31, 2016 (unaudited)	Year ended September 30, 2015

Operations:
Net investment income/(loss)	$(25,678)	$66,216
Net realized gain/(loss) on investments	(737,792)	459,975
Change in unrealized net appreciation/depreciation	1,264,749	(2,045,856)
Net Increase/(Decrease) in Net Assets Resulting from Operations	501,279	(1,519,665)
Dividends and Distributions to Shareholders:
Class A Shares	—	(8,039)
Class C Shares	—	(1,661)
Class D Shares	(3,958)	(99,803)
Class I Shares	(5,795)	(54,233)
Class S Shares	—	(6,040)
Class T Shares	(579)	(5,135)
Total Dividends from Net Investment Income	(10,332)	(174,911)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(17,690)	(17,352)
Class C Shares	(17,051)	(12,715)
Class D Shares	(239,449)	(198,823)
Class I Shares	(112,535)	(103,633)
Class S Shares	(14,332)	(13,114)
Class T Shares	(19,978)	(7,149)
Total Distributions from Net Realized Gain from Investment Transactions	(421,035)	(352,786)
Net Decrease from Dividends and Distributions to Shareholders	(431,367)	(527,697)
Capital Share Transactions:
Class A Shares	(30,377)	(53,994)
Class C Shares	25,826	92,176
Class D Shares	(833,873)	(2,141,850)
Class I Shares	74,505	18,049
Class S Shares	14,332	39,474
Class T Shares	(65,147)	(299,971)
Net Increase/(Decrease) from Capital Share Transactions	(814,734)	(2,346,116)
Net Increase/(Decrease) in Net Assets	(744,822)	(4,393,478)
Net Assets:
Beginning of period	9,434,267	13,827,745
End of period	$8,689,445	$9,434,267

Undistributed Net Investment Income/(Loss)	$(48,262)	$(12,252)

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Asia Equity Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year or period ended September 30	2016	2015	2014		2013	2012	2011(1)
Net Asset Value, Beginning of Period	$8.31	$9.79	$9.44		$9.25	$7.43	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.03)(2)	0.01(2)	0.23(2)(3)		0.07	0.14	(0.23)
Net realized and unrealized gain/(loss)	0.49	(0.95)	0.59		0.20	1.68	(2.34)
Total from Investment Operations	0.46	(0.94)	0.82		0.27	1.82	(2.57)
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.17)	(0.14)		(0.08)	—	—
Distributions (from capital gains)	(0.38)	(0.37)	(0.33)		—	—	—
Total Dividends and Distributions	(0.38)	(0.54)	(0.47)		(0.08)	—	—
Net Asset Value, End of Period	$8.39	$8.31	$9.79		$9.44	$9.25	$7.43
Total Return*	5.61%	(10.07)%	9.06%		2.88%	24.50%	(25.70)%
Net Assets, End of Period (in thousands)	$314	$348	$456		$973	$878	$619
Average Net Assets for the Period (in thousands)	$373	$400	$1,053		$1,063	$768	$724
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.31%	2.87%	2.49%		2.03%	4.43%	28.35%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.60%	1.61%	1.38%		1.52%	1.55%	1.35%
Ratio of Net Investment Income/(Loss)	(0.75)%	0.07%	2.35%(3)		0.51%	0.87%	0.85%
Portfolio Turnover Rate	35%	152%	72%		104%	75%	2%
				1

Class C Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year or period ended September 30	2016	2015	2014	2013	2012	2011(1)
Net Asset Value, Beginning of Period	$8.29	$9.72	$9.38	$9.18	$7.43	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.06)(2)	(0.03)(2)	0.16(2)(3)	—(4)	0.06	(0.23)
Net realized and unrealized gain/(loss)	0.49	(0.98)	0.59	0.21	1.69	(2.34)
Total from Investment Operations	0.43	(1.01)	0.75	0.21	1.75	(2.57)
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.05)	(0.08)	(0.01)	—	—
Distributions (from capital gains)	(0.38)	(0.37)	(0.33)	—	—	—
Total Dividends and Distributions	(0.38)	(0.42)	(0.41)	(0.01)	—	—
Net Asset Value, End of Period	$8.34	$8.29	$9.72	$9.38	$9.18	$7.43
Total Return*	5.25%	(10.81)%	8.22%	2.24%	23.55%	(25.70)%
Net Assets, End of Period (in thousands)	$387	$360	$332	$804	$775	$619
Average Net Assets for the Period (in thousands)	$375	$373	$802	$815	$716	$724
Ratios to Average Net Assets**:
Ratio of Gross Expenses	4.01%	3.59%	3.24%	2.77%	5.45%	29.12%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.29%	2.30%	2.12%	2.23%	2.30%	1.38%(5)
Ratio of Net Investment Income/(Loss)	(1.43)%	(0.31)%	1.68%(3)	(0.20)%	0.08%	0.82%
Portfolio Turnover Rate	35%	152%	72%	104%	75%	2%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from July 29, 2011 (inception date) through September 30, 2011.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Strides Arcolab, Ltd. In December 2013. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.09 and 0.97%, respectively.

(4) Less than $0.005 on a per share basis.

(5) Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 2.34% in 2011 without the waiver of these fees and expenses.

See Notes to Financial Statements.

18	MARCH 31, 2016

Janus Asia Equity Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year or period ended September 30	2016	2015	2014	2013	2012	2011(1)
Net Asset Value, Beginning of Period	$8.35	$9.84	$9.48	$9.26	$7.42	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.02)(2)	0.07(2)	0.24(2)(3)	0.05	0.25	(0.18)
Net realized and unrealized gain/(loss)	0.50	(1.00)	0.61	0.23	1.59	(2.40)
Total from Investment Operations	0.48	(0.93)	0.85	0.28	1.84	(2.58)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	(0.19)	(0.16)	(0.06)	—	—
Distributions (from capital gains)	(0.38)	(0.37)	(0.33)	—	—	—
Redemption fees	N/A	N/A	N/A	N/A	—(4)	—(4)
Total Dividends and Distributions	(0.39)	(0.56)	(0.49)	(0.06)	—	—
Net Asset Value, End of Period	$8.44	$8.35	$9.84	$9.48	$9.26	$7.42
Total Return*	5.79%	(9.99)%	9.26%	3.01%	24.80%	(25.80)%
Net Assets, End of Period (in thousands)	$4,849	$5,640	$9,084	$7,477	$3,394	$1,035
Average Net Assets for the Period (in thousands)	$5,276	$6,632	$8,635	$7,523	$2,654	$963
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.20%	2.75%	2.31%	1.91%	2.77%	31.23%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.40%	1.42%	1.25%	1.40%	1.53%	1.39%(5)
Ratio of Net Investment Income/(Loss)	(0.54)%	0.67%	2.52%(3)	0.63%	1.33%	0.90%
Portfolio Turnover Rate	35%	152%	72%	104%	75%	2%

Class I Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year or period ended September 30	2016	2015	2014	2013	2012	2011(1)
Net Asset Value, Beginning of Period	$8.37	$9.85	$9.49	$9.27	$7.43	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.02)(2)	0.06(2)	0.26(2)(3)	0.04	0.19	(0.23)
Net realized and unrealized gain/(loss)	0.50	(0.98)	0.60	0.26	1.65	(2.34)
Total from Investment Operations	0.48	(0.92)	0.86	0.30	1.84	(2.57)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	(0.19)	(0.17)	(0.08)	—	—
Distributions (from capital gains)	(0.38)	(0.37)	(0.33)	—	—	—
Total Dividends and Distributions	(0.40)	(0.56)	(0.50)	(0.08)	—	—
Net Asset Value, End of Period	$8.45	$8.37	$9.85	$9.49	$9.27	$7.43
Total Return*	5.82%	(9.79)%	9.43%	3.21%	24.76%	(25.70)%
Net Assets, End of Period (in thousands)	$2,577	$2,470	$2,899	$1,295	$1,145	$619
Average Net Assets for the Period (in thousands)	$2,498	$3,017	$2,751	$1,549	$848	$724
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.96%	2.56%	2.15%	1.70%	3.63%	28.10%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.26%	1.27%	1.07%	1.26%	1.29%	1.34%
Ratio of Net Investment Income/(Loss)	(0.39)%	0.57%	2.75%(3)	0.55%	1.19%	0.86%
Portfolio Turnover Rate	35%	152%	72%	104%	75%	2%

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Asia Equity Fund

Financial Highlights

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from July 29, 2011 (inception date) through September 30, 2011.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Strides Arcolab, Ltd. In December 2013. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.09 and 0.97%, respectively.

(4) Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

(5) Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 2.26% in 2011 without the waiver of these fees and expenses.

Class S Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year or period ended September 30	2016	2015	2014	2013	2012	2011(1)
Net Asset Value, Beginning of Period	$8.32	$9.79	$9.43	$9.23	$7.43	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.03)(2)	0.07(2)	0.23(2)(3)	0.05	0.10	(0.23)
Net realized and unrealized gain/(loss)	0.48	(1.00)	0.59	0.22	1.70	(2.34)
Total from Investment Operations	0.45	(0.93)	0.82	0.27	1.80	(2.57)
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.17)	(0.13)	(0.07)	—	—
Distributions (from capital gains)	(0.38)	(0.37)	(0.33)	—	—	—
Total Dividends and Distributions	(0.38)	(0.54)	(0.46)	(0.07)	—	—
Net Asset Value, End of Period	$8.39	$8.32	$9.79	$9.43	$9.23	$7.43
Total Return*	5.49%	(9.97)%	9.02%	2.86%	24.23%	(25.70)%
Net Assets, End of Period (in thousands)	$328	$310	$345	$791	$769	$619
Average Net Assets for the Period (in thousands)	$317	$390	$752	$874	$710	$724
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.43%	3.06%	2.58%	2.21%	4.97%	28.59%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.65%	1.48%	1.46%	1.65%	1.75%	1.36%(4)
Ratio of Net Investment Income/(Loss)	(0.79)%	0.71%	2.42%(3)	0.29%	0.63%	0.84%
Portfolio Turnover Rate	35%	152%	72%	104%	75%	2%

Class T Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year or period ended September 30	2016	2015	2014	2013	2012	2011(1)
Net Asset Value, Beginning of Period	$8.25	$9.81	$9.45	$9.25	$7.43	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.03)(2)	0.04(2)	0.24(2)(3)	0.13	0.15	(0.23)
Net realized and unrealized gain/(loss)	0.49	(0.96)	0.61	0.15	1.67	(2.34)
Total from Investment Operations	0.46	(0.92)	0.85	0.28	1.82	(2.57)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	(0.27)	(0.16)	(0.08)	—	—
Distributions (from capital gains)	(0.38)	(0.37)	(0.33)	—	—	—
Total Dividends and Distributions	(0.39)	(0.64)	(0.49)	(0.08)	—	—
Net Asset Value, End of Period	$8.32	$8.25	$9.81	$9.45	$9.25	$7.43
Total Return*	5.67%	(9.98)%	9.37%	2.99%	24.50%	(25.70)%
Net Assets, End of Period (in thousands)	$236	$306	$712	$1,644	$861	$619
Average Net Assets for the Period (in thousands)	$387	$566	$1,357	$1,331	$798	$724
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.21%	2.73%	2.44%	2.05%	4.33%	28.34%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.49%	1.39%	1.26%	1.43%	1.54%	1.35%
Ratio of Net Investment Income/(Loss)	(0.65)%	0.46%	2.49%(3)	0.63%	0.89%	0.85%
Portfolio Turnover Rate	35%	152%	72%	104%	75%	2%

See Notes to Financial Statements.

20	MARCH 31, 2016

Janus Asia Equity Fund

Financial Highlights

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from July 29, 2011 (inception date) through September 30, 2011.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Strides Arcolab, Ltd. In December 2013. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.09 and 0.97%, respectively.

(4) Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 1.84% in 2011 without the waiver of these fees and expenses.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Asia Equity Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Asia Equity Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D are closed to new investors in certain distribution channels.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined

22	MARCH 31, 2016

Janus Asia Equity Fund

Notes to Financial Statements (unaudited)

approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of March 31, 2016.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $6,602,854 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Janus Investment Fund	23

Janus Asia Equity Fund

Notes to Financial Statements (unaudited)

Financial assets of $94,002 were transferred out of Level 2 to Level 3 since certain security’s prices were determined using significant unobservable inputs at the end of the current fiscal year and other significant observable inputs at the end of the prior fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If

24	MARCH 31, 2016

Janus Asia Equity Fund

Notes to Financial Statements (unaudited)

the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash

As of March 31, 2016, the Fund has restricted cash in the amount of $394,819. The restricted cash represents collateral pledged in relation to investment quota for China A Shares. The carrying value of the restricted cash approximates fair value.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2016 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

Janus Investment Fund	25

Janus Asia Equity Fund

Notes to Financial Statements (unaudited)

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

26	MARCH 31, 2016

Janus Asia Equity Fund

Notes to Financial Statements (unaudited)

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Fund purchased call options on foreign exchange rates vs. the U.S. dollar in order to increase foreign currency exposure and reduce U.S. dollar exposure where increasing this exposure via the options market was most attractive.

During the period ended March 31, 2016, the average ending monthly market value amounts on purchased call options is $13,602.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of March 31, 2016.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of March 31, 2016

Equity Contracts
Asset Derivatives:
Investments, at value*	$10,827

* Amounts relate to purchased options.

The following table provides information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2016.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended March 31, 2016

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Equity Contracts
Investments, foreign currency translations and non-interested Trustees' deferred compensation	$389*

* Amounts relate to purchased options.

Please see the Fund’s Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants,

Janus Investment Fund	27

Janus Asia Equity Fund

Notes to Financial Statements (unaudited)

including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. One or more countries may abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

China A Shares

The Chinese government may permit a foreign investor to invest in China A Shares as a licensed Qualified Foreign Institutional Investor (“QFII”). QFII licenses are granted by the China Securities Regulatory Commission and an investment quota is granted by the State Administration of Foreign Exchange. Janus Capital has been granted a QFII license and an investment quota.

People’s Republic of China (“PRC”) regulations require QFIIs to entrust assets held in the PRC and to interact with government agencies through a China-based qualified custodian bank. Assets attributable to clients of Janus Capital will be held by the custodian in foreign exchange accounts and securities accounts in the joint name of Janus Capital and its clients, although the terms of the custody agreement make clear that the contents of the accounts belong to the clients, and not to Janus Capital.

During the period ended March 31, 2016, Janus Capital, in its capacity as a QFII, invested in China A Shares on behalf of the Fund. With respect to direct China A Shares investments, as a general matter, any capital invested and profits generated cannot be repatriated for a minimum of one year. Repatriation of any invested capital is subject to approval by the regulator. Additionally, any repatriation of profits would be subject to an audit by a registered accountant in China, and subject to regulatory approval. In light of the foregoing, the Fund’s investment in China A Shares would be subject to the Fund’s limit of investing up to 15% of its net assets in illiquid investments. Current Chinese tax law is unclear whether capital gains realized on the Fund’s investments in China A shares will be subject to tax. Because management

28	MARCH 31, 2016

Janus Asia Equity Fund

Notes to Financial Statements (unaudited)

believes it is more likely than not that Chinese capital gains tax ultimately will not be imposed, the Fund does not accrue for such taxes.

As of March 31, 2016, the Fund has available investment quota of $394,819. The Fund is subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances and may incur substantial delays in gaining access to its assets.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

The Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a

Janus Investment Fund	29

Janus Asia Equity Fund

Notes to Financial Statements (unaudited)

default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of March 31, 2016” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets
Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Deutsche Bank AG	$ 182,083	$ -	$ (182,083)	$ -
Goldman Sachs International	10,287	-	-	10,287
Total	$ 192,370	$ -	$ (182,083)	$ 10,287

(a) Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

30	MARCH 31, 2016

Janus Asia Equity Fund

Notes to Financial Statements (unaudited)

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of March 31, 2016, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $182,083 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of March 31, 2016 is $186,200, resulting in the net amount due to the counterparty of $4,117.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.92%.

Janus Investment Fund	31

Janus Asia Equity Fund

Notes to Financial Statements (unaudited)

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the MSCI All Country Asia ex-Japan Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period, which is generally the previous 36 months.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended March 31, 2016, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.92%.

Janus Capital Singapore Pte. Limited (“Janus Singapore”) serves as subadviser to the Fund. Janus Singapore provides day-to-day management of the Fund’s portfolio operations. Janus Singapore is an indirect wholly-owned subsidiary of Janus Capital. Janus Capital pays Janus Singapore a fee equal to 50% of the advisory fee paid by the Fund (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to Janus Singapore adjusts up or down based on the Fund’s performance relative to the Fund’s benchmark index over the performance measurement period.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 1.04%. Janus Capital has agreed to continue the waiver until at least February 1, 2017. The previous expense limit (until February 1, 2016) was 1.28%. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

32	MARCH 31, 2016

Janus Asia Equity Fund

Notes to Financial Statements (unaudited)

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $367,532 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2016. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-

Janus Investment Fund	33

Janus Asia Equity Fund

Notes to Financial Statements (unaudited)

interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $92,975 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2016.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2016 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2016, Janus Distributors retained upfront sales charges of $578.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended March 31, 2016.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the period ended March 31, 2016.

As of March 31, 2016, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	25%	1%
Class C Shares	76	3
Class D Shares	-	-
Class I Shares	75	22
Class S Shares	100	4
Class T Shares	-	-

34	MARCH 31, 2016

Janus Asia Equity Fund

Notes to Financial Statements (unaudited)

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 9,078,184	$ 527,460	$ (1,081,939)	$ (554,479)

Janus Investment Fund	35

Janus Asia Equity Fund

Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended March 31, 2016		Year ended September 30, 2015
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	8,770	$ 72,637	13,582	$ 129,897
Reinvested dividends and distributions	1,928	16,084	2,769	25,391
Shares repurchased	(15,172)	(119,098)	(21,080)	(209,282)
Net Increase/(Decrease)	(4,474)	$ (30,377)	(4,729)	$ (53,994)
Class C Shares:
Shares sold	984	$ 8,879	8,908	$ 87,852
Reinvested dividends and distributions	2,052	17,051	1,561	14,376
Shares repurchased	(12)	(104)	(1,186)	(10,052)
Net Increase/(Decrease)	3,024	$ 25,826	9,283	$ 92,176
Class D Shares:
Shares sold	41,880	$ 351,539	521,332	$ 5,369,396
Reinvested dividends and distributions	28,471	238,587	31,639	291,398
Shares repurchased	(170,737)	(1,423,999)	(801,161)	(7,802,644)
Net Increase/(Decrease)	(100,386)	$ (833,873)	(248,190)	$ (2,141,850)
Class I Shares:
Shares sold	22,772	$ 178,988	117,670	$ 1,172,928
Reinvested dividends and distributions	14,104	118,330	17,141	157,866
Shares repurchased	(26,907)	(222,813)	(133,975)	(1,312,745)
Net Increase/(Decrease)	9,969	$ 74,505	836	$ 18,049
Class S Shares:
Shares sold	-	$ -	55,972	$ 566,788
Reinvested dividends and distributions	1,718	14,332	2,089	19,154
Shares repurchased	-	-	(55,972)	(546,468)
Net Increase/(Decrease)	1,718	$ 14,332	2,089	$ 39,474
Class T Shares:
Shares sold	149,890	$ 1,332,801	545,626	$ 5,289,384
Reinvested dividends and distributions	2,486	20,557	1,351	12,284
Shares repurchased	(161,153)	(1,418,505)	(582,493)	(5,601,639)
Net Increase/(Decrease)	(8,777)	$ (65,147)	(35,516)	$ (299,971)

7. Purchases and Sales of Investment Securities

For the period ended March 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 3,092,187	$ 4,269,274	$ -	$ -

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2016 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

36	MARCH 31, 2016

Janus Asia Equity Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2015, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2016 through January 1 or February 1, 2017, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee

Janus Investment Fund	37

Janus Asia Equity Fund

Additional Information (unaudited)

for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2015, approximately 70% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2015, approximately 61% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

38	MARCH 31, 2016

Janus Asia Equity Fund

Additional Information (unaudited)

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	39

Janus Asia Equity Fund

Additional Information (unaudited)

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and INTECH had taken or were taking to improve performance.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and in the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

40	MARCH 31, 2016

Janus Asia Equity Fund

Additional Information (unaudited)

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	41

Janus Asia Equity Fund

Additional Information (unaudited)

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers,

42	MARCH 31, 2016

Janus Asia Equity Fund

Additional Information (unaudited)

was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 14% below the mean total expenses of their respective Broadridge Expense Group peers and 24% below the mean total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 19% below the mean for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the mean total expenses for its Broadridge Expense Group peers and to mean total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) by one estimation methodology, the fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to the estimated fee margins in the industry and relative to estimated fee margins of fund managers using Janus Capital as a subadviser.

The Trustees considered the fees for each Fund for its fiscal year ended in 2014, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Investment Fund	43

Janus Asia Equity Fund

Additional Information (unaudited)

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

44	MARCH 31, 2016

Janus Asia Equity Fund

Additional Information (unaudited)

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for one share class. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Investment Fund	45

Janus Asia Equity Fund

Additional Information (unaudited)

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

46	MARCH 31, 2016

Janus Asia Equity Fund

Additional Information (unaudited)

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services

Janus Investment Fund	47

Janus Asia Equity Fund

Additional Information (unaudited)

provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant provided an analysis of economies of scale, which included discussion of analysis from prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 85% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 80% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

48	MARCH 31, 2016

Janus Asia Equity Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	49

Janus Asia Equity Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

50	MARCH 31, 2016

Janus Asia Equity Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	51

Janus Asia Equity Fund

Notes

NotesPage1

52	MARCH 31, 2016

Janus Asia Equity Fund

Notes

NotesPage2

Janus Investment Fund	53

Janus Asia Equity Fund

Notes

NotesPage3

54	MARCH 31, 2016

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0516-1625				125-24-93036 05-16

Janus Investment Fund	55

SEMIANNUAL REPORT March 31, 2016

Janus Balanced Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Balanced Fund

Janus Balanced Fund (unaudited)

FUND SNAPSHOT

We believe a dynamic approach to asset allocation that leverages our bottom-up, fundamental equity and fixed income research will allow us to outperform our peers over time. Our integrated equity and fixed income research team seeks an optimal balance of asset class opportunities across market cycles.

Jeremiah Buckley co-portfolio manager	Marc Pinto co-portfolio manager	Mayur Saigal co-portfolio manager	Darrell Watters co-portfolio manager

PERFORMANCE OVERVIEW

Janus Balanced Fund’s Class T Shares returned 3.25% for the six-month period ended March 31, 2016, compared with a 5.91% return by the Balanced Index, an internally calculated blended benchmark. The Balanced Index is composed of a 55% weighting in the S&P 500 Index, the Fund’s primary benchmark, and a 45% weighting in the Barclays U.S. Aggregate Bond Index, the Fund’s secondary benchmark. During the period the S&P 500 Index returned 8.49%, while the Barclays U.S. Aggregate Bond Index returned 2.44%.

INVESTMENT ENVIRONMENT

U.S. equity indices rallied early in the period, continuing their recovery from the summer sell-off and relieved that the Federal Reserve (Fed) did not raise interest rates in September. Riskier segments of the fixed income market also benefited from the Fed’s delay. Volatility returned in November as subdued corporate earnings and manufacturing data weighed on sentiment. Monetary policy again influenced markets in December as the Fed raised interest rates for the first time in nearly a decade. The decision to hike rates pushed Treasury yields higher before year end.

Later, weak manufacturing data and an underwhelming holiday shopping season caused some to question whether the U.S. economy was sufficiently healthy to merit the cadence of rate hikes that the Fed had projected. While headline employment proved resilient, doggedly weak wage growth was flagged as an item of concern. As the calendar turned to 2016, worries re-emerged about the trajectory of the global economy. Crude oil prices resumed their slide, plummeting to levels not seen in over a decade. Stocks also fell, once again entering correction territory, as did credit markets. U.S. Treasurys rallied on these concerns, and based on their relative attractiveness versus negative interest rates abroad.

Aided by recovering commodities and the Fed’s March decision to lower its expected rate hike trajectory, corporate credit and equities recovered toward the end of the period. The yield on the 10-year ended March at 1.77%, down from 2.04% on September 30 while the yield on the 2-year note finished the period at 0.72% up from 0.63%.

Spreads on corporate credit fluctuated along with market volatility. Investment-grade corporate credit spreads widened from 160 basis points (one basis point is equal to one hundredth of 1%) at September’s end to 200 basis points near mid-February before finishing the period at 154 basis points. After widening from 630 basis points to 839 basis points, spreads on high-yield corporates tightened back to 656 basis points by period end.

Given the period’s volatility, historically defensive telecoms, utilities and consumer staples were among the strongest performing equity sectors. Previously stressed materials climbed back into positive territory, as did energy, though to a lesser degree. Health care underperformed broad equities, hampered by sector-specific issues. Financials were weighed down by the expectation of lower-for-longer interest rates, which tend to pressure margins.

PERFORMANCE DISCUSSION

The Fund, which seeks to provide more consistent returns over time by allocating across the spectrum of fixed income and equity securities, underperformed the Balanced Index, its blended benchmark of the S&P 500 Index (55%) and the Barclays U.S. Aggregate Bond Index (45%). The Fund also underperformed its primary benchmark, the S&P 500 Index, but outperformed its secondary benchmark, the Barclays U.S. Aggregate Bond Index.

The equity-to-fixed-income allocation ended the period with an equity weighting of approximately 59.5%, a fixed income weighting of approximately 40.0% and the remainder in cash. Our equity allocation may vary based

Janus Investment Fund	1

Janus Balanced Fund (unaudited)

on market conditions, and the current level reflects our view that on a risk-adjusted basis, equities present greater opportunity for returns in the present environment.

The Fund’s equity sleeve underperformed its benchmark, the S&P 500 Index. Relative underperformance was largely driven by our specialty pharmaceutical and biotech holdings. Negative sentiment has surrounded the health care sector, due in large part to political rhetoric about controlling drug prices. Questionable accounting and drug pricing tactics at one of the largest and most well-known specialty pharmaceutical companies, which we no longer own, has cast a further shadow over all specialty pharmaceutical companies. Stock selection in financials and industrials also detracted.

The industrials sector’s performance was weakened by one stock in particular, Union Pacific. The slowdown in the oil market presented challenges for Union Pacific and rail companies in general. The weaker rail volumes and operating margins have been disappointing and we exited the position.

Regeneron, a biotechnology pharmaceutical, was negatively impacted both by the general headwinds in biotech and by slower than expected sales for one of its drugs controlling cholesterol. News that the company lost a court case with a competitor over patent infringement for a drug also weighed on the stock. We continue to like the company. We believe sales for its cholesterol drug were hampered by reimbursement issues from insurance companies, and that sales are poised to pick up. In addition, we continue to like some of the company’s other innovative treatments.

Eli Lilly’s stock was not immune to the health care sector’s sell-off, and also weighed on performance. However, we do not believe any of the company’s underlying fundamentals have changed. We still like some of the drugs in the company’s pipeline and also like the company’s high dividend yield.

Relative contributors included our security selection in consumer discretionary as well as our stock selection and overweight to materials. Our underweight in energy helped drive the sector’s relative outperformance, which reinforces our view that what we do not own can be just as important as what we do. Individual issuers Microsoft, Alphabet Inc. (formerly Google) and Dollar Tree Inc. were top performing stocks.

Microsoft’s stock benefited from an upward re-valuation in recent months as market focus shifted from weak personal computer sales to attractive parts of its business that continue to expand at a profitable rate, such as its public and private cloud offerings. We also remain encouraged by management’s additional cost reduction inroads.

Alphabet Inc. (formerly Google) benefited from better than expected earnings results and an announcement of a significant stock buyback program. We believe the company provides advertisers with superior cross-device marketing offerings, and we see continued opportunity for Google to monetize its Android mobile platform. We also see opportunity for Google to increase monetization of its YouTube platform in the coming quarters now that it is easier for advertisers to buy ads and target specific audience segments of YouTube.

Dollar Tree’s stock was up after the company showed progress in integrating newly-merged Family Dollar, which helped increase investor confidence in the company. We remain encouraged by the opportunity for Dollar Tree’s management team to improve margins for the former Family Dollar franchises. We also believe dollar stores offering consumers low price points are well positioned in a relatively weak economic environment.

The Fund’s fixed income sleeve underperformed its benchmark, the Barclays U.S. Aggregate Bond Index. We held our defensive stance, and focused security selection on higher quality companies with stable free cash flows and management teams committed to balance sheet strength. We favored shorter to intermediate-term corporate credits in which we believe we have a clearer insight on the issuers’ fundamentals and ability to pay down debt. Consequently, we gave up some ground as the rally in lower quality credits dominated the latter portion of the period. Both investment-grade and high-yield corporate credit positioning weighed on relative performance.

On a credit sector basis, our holdings in midstream and independent energy, as well as technology, detracted from relative results. Energy companies were generally challenged by continued low prices in crude oil. Companies including Chesapeake Energy and EnLink Midstream Partners LP impacted Fund performance. While Chesapeake Energy, a major natural gas producer with some oil assets, had achieved productivity gains to help combat the weak price environment, we exited the position during the period. EnLink faced challenges as its sponsor, exploration and production company Devon Energy, faced ratings downgrades driven largely by lower

2	MARCH 31, 2016

Janus Balanced Fund (unaudited)

commodity prices and elevated leverage. Moody’s subsequently downgraded EnLink. We exited our position during the period.

The underperformance in technology was largely a function of hard disk manufacturer Seagate Technology. Hard disk year-over-year demand has continued to weaken due to limited personal computer growth in emerging markets. Elevated issuance in the investment-grade segment of technology also weighed on spreads. While we have reduced the position, we remain constructive on an improving earnings outlook and a management team focused on deleveraging.

Security selection in automotives, diversified manufacturing and building materials contributed positively to relative performance. Individual issuers Fidelity National Information Services, Anheuser-Busch InBev and Newell Rubbermaid aided relative results. Banking and payment technology company Fidelity National Information Services is a market leader within the financial technology industry. We like the company’s defensive business model, recurring earnings and strong free cash flow. Management has expressed a commitment to paying down debt following last year’s acquisition of SunGard.

We see long-term upside in beverage and brewing company Anheuser-Busch InBev due to management’s commitment to deleveraging. The company has a track record of delevering post acquisitions, which is pertinent based on its recent purchase of SABMiller.

Newell Rubbermaid fits our focus of seeking corporate credit with stable free cash flows and a management team focused on balance sheet strength. The company, which manufactures and markets branded consumer products, recently purchased Jarden Corporation and has expressed commitment to delevering in the near-term.

On an asset class basis, our out-of-index exposure to preferred stock contributed to relative performance. Our U.S. Treasury allocation was another relative contributor primarily due to yield curve positioning. While we are underweight Treasurys, we are overweight the long end of the curve, in expectation of curve flattening. We favor longer dated Treasurys to hedge against volatility in our corporate credit exposure. Conversely, we consider our positioning in short-term Treasurys as a source of liquidity.

Our holdings in commercial mortgage-backed securities (CMBS) detracted from relative results. We are overweight the asset class and are focusing on higher yielding, shorter duration securities than the index. We believe short-term technicals in the market led to the sector’s downturn as opposed to issues in the underlying real estate. Market volatility and illiquidity contributed to spread widening as did concerns that aggressive loans maturing in a more conservative market may struggle to obtain refinancing. Our positions continue to be either legacy CMBS that have delevered or single-asset/single-borrower CMBS on which we have conducted robust fundamental analysis on the underlying properties.

Please see the Derivative Instruments section in the "Notes to Financial Statements" for a discussion of derivatives used by the Fund.

OUTLOOK

While the economy is growing at a slow clip, we remain constructive on U.S. equities. Given slow growth and cautious statements from the Fed, we expect monetary policy to remain accommodative and for interest rates to remain low this year. That backdrop is typically favorable for growth equities and dividend-paying areas, two areas of the market in which we tend to focus.

While we are positive on a broad basis, the current environment creates varying outlooks for different sectors. In our view, the outlook for industrial companies, many of which have growth prospects tied to energy companies or to emerging markets, remains weak. Within the energy sector, we are still not stepping in and buying stocks as we believe the low oil price environment will persist. The recent rebound in oil was due largely to market-driven short covering, in our opinion, as speculative investors attempted to exit bearish views on commodities. Our longer term view on health care remains in place. We believe that innovation is driving new drug creation to meet high, unmet medical needs. While we foresee continued volatility in drug-related names throughout 2016 given the news flow around politics, overall in the battle between efficacy and rhetoric, we believe efficacy will win. We are most positive on the consumer discretionary sector, where companies are benefiting from improved U.S. consumer spending power at a broad level, and at the company level, select companies are also benefiting from value-creating innovation.

Within the fixed income sleeve, we remain defensively positioned, with a focus on capital preservation, as we believe the volatility seen in credit markets through the first quarter of 2016 will remain a central theme. The trajectory of U.S. interest rate hikes continues to be one of our primary concerns. Recent monetary policy has

Janus Investment Fund	3

Janus Balanced Fund (unaudited)

strongly influenced the markets, and the state of the markets and slowing global growth has undoubtedly influenced the actions of the Fed. While the Fed has recently lowered its expected trajectory of rate hikes to better align with market expectations, we foresee additional bouts of volatility as likely over the course of the year. Should the discussion of an accelerated increase in interest rate hikes come back to the table, we believe there could be another sell-off in risk assets. For now, however, the lower rate trajectory is likely to cause a weaker U.S. dollar.

Commodity companies, in our view, are aided by a weakening U.S. dollar, while the imbalance in supply and demand persists and commodities fundamentals remain weak. With a belief that the price of crude oil will remain at lower levels for the foreseeable future, within the energy-related sectors, we seek only higher quality companies with strong fundamentals that can survive at lower-for-longer prices.

Additionally, we are mindful that we appear to be in the later stages of the credit cycle, as evidenced by elevated levels of merger and acquisition activity, share buybacks and debt issuance. Subdued earnings growth in combination with deteriorating balance sheets and weakening credit metrics lend to a cautious outlook on corporate credit. We are focused on companies with stable free cash flows and dedication to balance sheet strength. We believe these higher quality issuers can offer participation on the upside as well as downside protection.

We continue to believe that security avoidance will be a central driver of performance as the perils associated with holding risk assets far outweigh the potential upside. We believe company fundamentals remain under pressure and consider it too early to adopt a more aggressive, opportunistic stance. We maintain our defensive posture within the fixed income sleeve, focusing on our commitment to deliver capital preservation and strong risk-adjusted returns for our clients.

Thank you for investing in Janus Balanced Fund.

4	MARCH 31, 2016

Janus Balanced Fund (unaudited)

Fund At A Glance

March 31, 2016

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Microsoft Corp.	1.03%	Union Pacific Corp.	-0.42%
	Alphabet, Inc. - Class C	0.76%	Regeneron Pharmaceuticals, Inc.	-0.34%
	EI du Pont de Nemours & Co.	0.66%	CBRE Group, Inc. - Class A	-0.30%
	Dollar Tree, Inc.	0.63%	Endo International PLC	-0.28%
	Home Depot, Inc.	0.51%	Eli Lilly & Co.	-0.28%

	5 Top Performers - Sectors*
			Fund Weighting	S&P 500® Index
		Fund Contribution	(Average % of Equity)	Weighting
	Consumer Discretionary	0.71%	18.52%	12.94%
	Energy	0.37%	0.85%	6.80%
	Materials	0.25%	5.15%	2.81%
	Other**	0.18%	2.14%	0.00%
	Information Technology	-0.20%	20.67%	20.65%

	5 Bottom Performers - Sectors*
			Fund Weighting	S&P 500® Index
		Fund Contribution	(Average % of Equity)	Weighting
	Health Care	-1.30%	21.66%	14.73%
	Financials	-0.95%	16.12%	16.14%
	Industrials	-0.93%	9.90%	10.10%
	Telecommunication Services	-0.36%	0.31%	2.53%
	Consumer Staples	-0.31%	4.68%	10.16%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	5

Janus Balanced Fund (unaudited)

Fund At A Glance

March 31, 2016

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp.
Software	2.9%
Amgen, Inc.
Biotechnology	2.9%
MasterCard, Inc. - Class A
Information Technology Services	2.9%
Alphabet, Inc. - Class C
Internet Software & Services	2.4%
NIKE, Inc. - Class B
Textiles, Apparel & Luxury Goods	2.3%
13.4%

Asset Allocation - (% of Net Assets)
Common Stocks	58.9%
Corporate Bonds	14.3%
U.S. Treasury Notes/Bonds	13.0%
Mortgage-Backed Securities	9.3%
Asset-Backed/Commercial Mortgage-Backed Securities	2.8%
Preferred Stocks	0.6%
Investment Companies	0.5%
Bank Loans and Mezzanine Loans	0.3%
Other	0.3%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2016	As of September 30, 2015

6	MARCH 31, 2016

Janus Balanced Fund (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2016						per the January 28, 2016 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	3.20%	-1.96%	7.13%	6.89%	9.46%	0.93%
Class A Shares at MOP	-2.74%	-7.59%	5.87%	6.26%	9.19%
Class C Shares at NAV	2.83%	-2.61%	6.34%	6.10%	8.79%	1.66%
Class C Shares at CDSC	1.85%	-3.53%	6.34%	6.10%	8.79%
Class D Shares(1)	3.32%	-1.75%	7.36%	7.05%	9.54%	0.73%
Class I Shares	3.32%	-1.67%	7.43%	6.98%	9.51%	0.65%
Class N Shares	3.37%	-1.61%	7.25%	6.98%	9.51%	0.58%
Class R Shares	2.99%	-2.33%	6.72%	6.44%	9.08%	1.32%
Class S Shares	3.12%	-2.08%	6.98%	6.70%	9.31%	1.08%
Class T Shares	3.25%	-1.83%	7.25%	6.98%	9.51%	0.83%
S&P 500® Index	8.49%	1.78%	11.58%	7.01%	9.18%
Barclays U.S. Aggregate Bond Index	2.44%	1.96%	3.78%	4.90%	5.73%
Balanced Index	5.91%	2.11%	8.22%	6.34%	7.92%
Morningstar Quartile - Class T Shares	-	2nd	1st	1st	1st
Morningstar Ranking - based on total returns for Moderate Allocation Funds	-	322/963	183/828	35/668	20/246

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Janus Investment Fund	7

Janus Balanced Fund (unaudited)

Performance

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Fixed income securities are subject to interest rate, inflation, credit and default risk. The bond market is volatile. As interest rates rise, bond prices usually fall, and vice versa. The return of principal is not guaranteed,and prices may decline if an issuer fails to make timely payments or its credit strength weakens.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund's commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund's prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2016 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An Index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective December 31, 2015, Jeremiah Buckley, Marc Pinto, Mayur Saigal, Gibson Smith and Darrell Watters are Co-Portfolio Managers of the Fund. Effective April 1, 2016, Gibson Smith is removed as Co-Portfolio Manager of the Fund.

*The Fund’s inception date – September 1, 1992

(1) Closed to certain new investors.

8	MARCH 31, 2016

Janus Balanced Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/15)	Ending Account Value (3/31/16)	Expenses Paid During Period (10/1/15 - 3/31/16)†	Beginning Account Value (10/1/15)	Ending Account Value (3/31/16)	Expenses Paid During Period (10/1/15 - 3/31/16)†	Net Annualized Expense Ratio (10/1/15 - 3/31/16)
Class A Shares	$1,000.00	$1,032.00	$4.72	$1,000.00	$1,020.35	$4.70	0.93%
Class C Shares	$1,000.00	$1,028.30	$8.42	$1,000.00	$1,016.70	$8.37	1.66%
Class D Shares	$1,000.00	$1,033.20	$3.71	$1,000.00	$1,021.35	$3.69	0.73%
Class I Shares	$1,000.00	$1,033.20	$3.35	$1,000.00	$1,021.70	$3.34	0.66%
Class N Shares	$1,000.00	$1,033.70	$2.95	$1,000.00	$1,022.10	$2.93	0.58%
Class R Shares	$1,000.00	$1,029.90	$6.75	$1,000.00	$1,018.35	$6.71	1.33%
Class S Shares	$1,000.00	$1,031.20	$5.48	$1,000.00	$1,019.60	$5.45	1.08%
Class T Shares	$1,000.00	$1,032.50	$4.22	$1,000.00	$1,020.85	$4.19	0.83%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	9

Janus Balanced Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 2.8%
AmeriCredit Automobile Receivables 2016-1, 3.5900%, 2/8/22	$8,596,000	$8,622,273
AmeriCredit Automobile Receivables Trust 2012-4, 3.8200%, 2/10/20 (144A)	3,975,000	4,019,968
AmeriCredit Automobile Receivables Trust 2013-4, 3.3100%, 10/8/19	3,128,000	3,188,576
AmeriCredit Automobile Receivables Trust 2015-2, 3.0000%, 6/8/21	5,920,000	5,864,843
Applebee's Funding LLC / IHOP Funding LLC, 4.2770%, 9/5/44 (144A)	35,209,000	35,070,491
Aventura Mall Trust 2013-AVM, 3.7427%, 12/5/32 (144A)‡	7,763,000	7,636,403
BAMLL Commercial Mortgage Securities Trust 2015-200P,
3.5958%, 4/14/33 (144A)‡	7,323,000	6,111,015
Banc of America Commercial Mortgage Trust 2006-6, 5.4210%, 10/10/45	7,147,117	7,127,878
Banc of America Commercial Mortgage Trust 2007-3, 5.5434%, 6/10/49‡	4,582,502	4,548,083
Boca Hotel Portfolio Trust 2013-BOCA, 3.4862%, 8/15/26 (144A)‡	5,279,000	5,260,760
CGBAM Commercial Mortgage Trust 2014-HD, 3.4362%, 2/15/31 (144A)‡	2,843,000	2,674,544
CKE Restaurant Holdings, Inc., 4.4740%, 3/20/43 (144A)	16,426,955	16,406,638
COMM 2007-C9 Mortgage Trust, 5.6500%, 12/10/49‡	5,750,042	5,755,540
Commercial Mortgage Trust 2007-GG11, 5.8670%, 12/10/49‡	3,931,436	4,042,404
Core Industrial Trust 2015-TEXW, 3.8487%, 2/10/34 (144A)‡	7,789,000	7,626,817
DB Master Finance LLC 2015-1, 3.2620%, 2/20/45 (144A)	5,742,990	5,654,261
Domino's Pizza Master Issuer LLC, 5.2160%, 1/25/42 (144A)	7,235,602	7,404,573
Domino's Pizza Master Issuer LLC, 3.4840%, 10/25/45 (144A)	15,688,680	15,092,385
Freddie Mac Structured Agency Credit Risk Debt Notes, 2.8330%, 10/25/24‡	2,185,569	2,205,289
Freddie Mac Structured Agency Credit Risk Debt Notes, 3.0830%, 10/25/24‡	2,961,000	2,991,215
Freddie Mac Structured Agency Credit Risk Debt Notes, 2.6330%, 3/25/25‡	9,810,000	9,842,302
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20 (144A)§	11,953,853	10,966,638
GAHR Commercial Mortgage Trust 2015-NRF, 3.3822%, 12/15/19 (144A)‡	3,875,000	3,667,845
GS Mortgage Securities Corp. II, 3.4352%, 12/10/27 (144A)‡	9,415,000	8,985,105
GS Mortgage Securities Corp. Trust 2013-NYC5, 3.6490%, 1/10/30 (144A)‡	3,856,000	3,819,862
Hilton USA Trust 2013-HLT, 5.2216%, 11/5/30 (144A)‡	5,177,000	5,207,462
JP Morgan Chase Commercial Mortgage Securities Trust 2013-WT,
2.8044%, 2/16/25 (144A)	7,369,006	7,433,348
JP Morgan Chase Commercial Mortgage Securities Trust 2013-WT,
4.8447%, 2/16/25 (144A)	6,350,000	6,401,517
JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO,
2.2362%, 1/15/32 (144A)‡	5,249,000	5,122,163
JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO,
4.3862%, 1/15/32 (144A)‡	4,577,000	4,384,588
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP,
3.1862%, 7/15/36 (144A)‡	2,621,000	2,597,088
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP,
4.9362%, 7/15/36 (144A)‡	8,195,000	7,977,547
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.6210%, 9/5/32 (144A)‡	5,438,000	5,114,235
LB-UBS Commercial Mortgage Trust 2007-C1, 5.4840%, 2/15/40	5,314,420	5,303,561
LB-UBS Commercial Mortgage Trust 2007-C2, 5.4930%, 2/15/40‡	3,454,678	3,508,941
LB-UBS Commercial Mortgage Trust 2007-C7, 6.2387%, 9/15/45‡	4,661,755	4,553,455
Santander Drive Auto Receivables Trust 2012-6, 2.5200%, 9/17/18	3,633,000	3,657,053
Santander Drive Auto Receivables Trust 2013-4, 4.6700%, 1/15/20 (144A)	10,982,000	11,012,848
Santander Drive Auto Receivables Trust 2013-A, 4.7100%, 1/15/21 (144A)	5,851,000	5,974,425
Santander Drive Auto Receivables Trust 2015-1, 3.2400%, 4/15/21	6,207,000	6,254,665
Santander Drive Auto Receivables Trust 2015-4, 3.5300%, 8/16/21	10,633,000	10,657,815
Starwood Retail Property Trust 2014-STAR, 2.9362%, 11/15/27 (144A)‡	3,238,000	3,145,228
Starwood Retail Property Trust 2014-STAR, 3.6862%, 11/15/27 (144A)‡	10,070,000	9,475,055
Starwood Retail Property Trust 2014-STAR, 4.5862%, 11/15/27 (144A)‡	5,338,000	4,979,085
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, 5.3830%, 12/15/43	10,073,980	10,255,411
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, 5.6600%, 4/15/47‡	14,972,961	14,822,839
Wachovia Bank Commercial Mortgage Trust Series 2007-C33, 5.9457%, 2/15/51‡	8,408,593	8,283,263
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, 5.9451%, 5/15/46‡	3,609,121	3,584,377
Wells Fargo Commercial Mortgage Trust 2014-TISH, 3.1862%, 1/15/27 (144A)‡	3,115,000	2,964,914
Wells Fargo Commercial Mortgage Trust 2014-TISH, 2.6862%, 2/15/27 (144A)‡	4,304,000	4,104,709
Wells Fargo Commercial Mortgage Trust 2014-TISH, 3.6862%, 2/15/27 (144A)‡	1,557,000	1,520,662

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2016

Janus Balanced Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
Wendy's Funding LLC 2015-1, 3.3710%, 6/15/45 (144A)	$17,493,095	$17,172,272
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $377,257,995)		370,054,234
Bank Loans and Mezzanine Loans – 0.3%
Communications – 0.1%
CCO Safari III LLC, 3.5000%, 1/24/23‡	11,357,000	11,360,180
Tribune Media Co., 3.7500%, 12/27/20‡	6,753,431	6,722,501
		18,082,681
Consumer Non-Cyclical – 0.1%
IMS Health, Inc., 3.5000%, 3/17/21‡	10,886,820	10,852,853
Technology – 0.1%
Avago Technologies Cayman Finance, Ltd., 4.2500%, 2/1/23‡	13,719,000	13,642,585
Total Bank Loans and Mezzanine Loans (cost $42,508,436)		42,578,119
Corporate Bonds – 14.3%
Asset-Backed Securities – 0.1%
American Tower Trust I, 1.5510%, 3/15/18 (144A)	10,969,000	10,960,905
Banking – 1.9%
Ally Financial, Inc., 8.0000%, 12/31/18	2,216,000	2,393,280
American Express Co., 6.8000%, 9/1/66‡	12,678,000	12,709,695
Bank of America Corp., 5.7500%, 8/15/16	3,825,000	3,888,640
Bank of America Corp., 4.4500%, 3/3/26	12,924,000	13,314,163
Bank of America Corp., 8.0000%µ	7,142,000	6,990,233
Bank of America Corp., 6.3000%µ	7,469,000	7,693,070
Citizens Financial Group, Inc., 4.3000%, 12/3/25	13,470,000	13,924,074
Discover Financial Services, 3.9500%, 11/6/24	4,412,000	4,369,137
Discover Financial Services, 3.7500%, 3/4/25	9,403,000	9,152,297
Goldman Sachs Capital I, 6.3450%, 2/15/34	20,642,000	24,092,930
Goldman Sachs Group, Inc., 5.6250%, 1/15/17	4,354,000	4,491,856
Goldman Sachs Group, Inc., 3.7500%, 2/25/26	13,004,000	13,336,564
JPMorgan Chase & Co., 4.2500%, 10/1/27	12,882,000	13,398,955
Morgan Stanley, 2.4500%, 2/1/19	13,441,000	13,639,806
Morgan Stanley, 4.8750%, 11/1/22	4,509,000	4,885,254
Morgan Stanley, 3.9500%, 4/23/27	9,534,000	9,544,077
Morgan Stanley, 5.5500%µ	11,871,000	11,701,838
Royal Bank of Scotland Group PLC, 6.1000%, 6/10/23	14,254,000	14,599,602
Royal Bank of Scotland Group PLC, 6.0000%, 12/19/23	8,249,000	8,354,587
Royal Bank of Scotland Group PLC, 5.1250%, 5/28/24	4,059,000	3,902,282
Santander UK PLC, 5.0000%, 11/7/23 (144A)	29,438,000	29,876,803
SVB Financial Group, 5.3750%, 9/15/20	11,723,000	13,026,246
Synchrony Financial, 3.0000%, 8/15/19	13,527,000	13,741,457
Wells Fargo & Co., 5.8750%µ	3,907,000	4,171,895
Zions Bancorporation, 5.8000%µ	2,948,000	2,800,600
		259,999,341
Basic Industry – 0.6%
Albemarle Corp., 4.1500%, 12/1/24	9,260,000	9,167,372
Albemarle Corp., 5.4500%, 12/1/44	10,609,000	10,159,104
Alcoa, Inc., 5.1250%, 10/1/24	13,891,000	13,174,780
Ashland, Inc., 3.8750%, 4/15/18	6,264,000	6,475,410
Ashland, Inc., 6.8750%, 5/15/43	8,045,000	7,662,863
Georgia-Pacific LLC, 3.1630%, 11/15/21 (144A)	19,441,000	19,833,164
Georgia-Pacific LLC, 3.6000%, 3/1/25 (144A)	9,845,000	10,184,731
Reliance Steel & Aluminum Co., 4.5000%, 4/15/23	9,842,000	9,487,649
		86,145,073
Brokerage – 1.6%
Ameriprise Financial, Inc., 7.5180%, 6/1/66‡	21,664,000	21,068,240
Carlyle Holdings Finance LLC, 3.8750%, 2/1/23 (144A)	5,027,000	5,190,458
Charles Schwab Corp., 3.0000%, 3/10/25	8,007,000	8,115,719
Charles Schwab Corp., 7.0000%µ	10,876,000	12,398,640
E*TRADE Financial Corp., 5.3750%, 11/15/22	12,951,000	13,679,494
E*TRADE Financial Corp., 4.6250%, 9/15/23	17,434,000	17,390,415
Intercontinental Exchange, Inc., 3.7500%, 12/1/25	10,820,000	11,045,391

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Balanced Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Brokerage – (continued)
Lazard Group LLC, 6.8500%, 6/15/17	$562,000	$592,240
Lazard Group LLC, 4.2500%, 11/14/20	13,060,000	13,638,375
Lazard Group LLC, 3.7500%, 2/13/25	2,888,000	2,665,670
Neuberger Berman Group LLC / Neuberger Berman Finance Corp.,
5.8750%, 3/15/22 (144A)	12,824,000	13,336,960
Neuberger Berman Group LLC / Neuberger Berman Finance Corp.,
4.8750%, 4/15/45 (144A)	13,780,000	11,670,640
Raymond James Financial, Inc., 4.2500%, 4/15/16	15,385,000	15,399,477
Raymond James Financial, Inc., 5.6250%, 4/1/24	29,699,000	32,901,473
Stifel Financial Corp., 4.2500%, 7/18/24	9,107,000	9,014,254
TD Ameritrade Holding Corp., 2.9500%, 4/1/22	11,095,000	11,324,345
TD Ameritrade Holding Corp., 3.6250%, 4/1/25	20,617,000	21,583,875
		221,015,666
Capital Goods – 0.8%
Ball Corp., 4.3750%, 12/15/20	6,595,000	6,862,922
CNH Industrial Capital LLC, 3.6250%, 4/15/18	7,138,000	7,138,000
FLIR Systems, Inc., 3.7500%, 9/1/16	11,460,000	11,563,553
General Electric Co., 5.0000%µ	12,313,000	12,682,390
Hanson, Ltd., 6.1250%, 8/15/16	10,446,000	10,620,448
Harris Corp., 4.2500%, 10/1/16	9,205,000	9,335,048
Martin Marietta Materials, Inc., 4.2500%, 7/2/24	6,452,000	6,502,977
Masco Corp., 3.5000%, 4/1/21	3,162,000	3,185,715
Owens Corning, 4.2000%, 12/1/24	4,713,000	4,706,911
Vulcan Materials Co., 7.0000%, 6/15/18	7,734,000	8,488,065
Vulcan Materials Co., 7.5000%, 6/15/21	4,369,000	5,177,265
Vulcan Materials Co., 4.5000%, 4/1/25	20,170,000	20,724,675
		106,987,969
Communications – 0.5%
American Tower Corp., 3.3000%, 2/15/21	12,128,000	12,335,656
American Tower Corp., 4.4000%, 2/15/26	6,641,000	7,022,426
CCO Safari II LLC, 4.4640%, 7/23/22 (144A)	11,389,000	11,904,557
CCO Safari II LLC, 4.9080%, 7/23/25 (144A)	19,369,000	20,430,731
SBA Tower Trust, 2.9330%, 12/15/17 (144A)	6,249,000	6,221,199
UBM PLC, 5.7500%, 11/3/20 (144A)	12,268,000	13,288,256
		71,202,825
Consumer Cyclical – 1.3%
1011778 BC ULC / New Red Finance, Inc., 4.6250%, 1/15/22 (144A)	13,545,000	13,782,038
Brinker International, Inc., 3.8750%, 5/15/23	15,739,000	15,455,084
CVS Health Corp., 2.8000%, 7/20/20	20,226,000	20,991,615
CVS Health Corp., 4.7500%, 12/1/22 (144A)	5,017,000	5,629,761
CVS Health Corp., 5.0000%, 12/1/24 (144A)	6,635,000	7,606,590
DR Horton, Inc., 4.7500%, 5/15/17	4,005,000	4,095,113
DR Horton, Inc., 3.7500%, 3/1/19	8,897,000	9,074,940
Ford Motor Credit Co. LLC, 3.9840%, 6/15/16	18,061,000	18,175,489
General Motors Co., 3.5000%, 10/2/18	8,409,000	8,607,764
General Motors Co., 4.8750%, 10/2/23	18,451,000	19,334,618
General Motors Financial Co., Inc., 3.1000%, 1/15/19	10,513,000	10,638,725
MDC Holdings, Inc., 5.5000%, 1/15/24	10,099,000	9,669,793
Schaeffler Finance BV, 4.2500%, 5/15/21 (144A)	3,974,000	4,043,545
Toll Brothers Finance Corp., 4.0000%, 12/31/18	3,526,000	3,649,410
Toll Brothers Finance Corp., 5.8750%, 2/15/22	3,217,000	3,434,148
Toll Brothers Finance Corp., 4.3750%, 4/15/23	1,842,000	1,800,555
ZF North America Capital, Inc., 4.0000%, 4/29/20 (144A)	5,101,000	5,158,386
ZF North America Capital, Inc., 4.5000%, 4/29/22 (144A)	2,698,000	2,751,960
ZF North America Capital, Inc., 4.7500%, 4/29/25 (144A)	5,183,000	5,157,085
		169,056,619
Consumer Non-Cyclical – 1.8%
Actavis Funding SCS, 3.0000%, 3/12/20	16,829,000	17,303,712
Actavis Funding SCS, 4.5500%, 3/15/35	9,178,000	9,456,185

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	MARCH 31, 2016

Janus Balanced Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Non-Cyclical – (continued)
Anheuser-Busch InBev Finance, Inc., 2.6500%, 2/1/21	$7,480,000	$7,686,351
Anheuser-Busch InBev Finance, Inc., 3.3000%, 2/1/23	19,885,000	20,672,903
Anheuser-Busch InBev Finance, Inc., 3.6500%, 2/1/26	12,738,000	13,395,446
Becton Dickinson and Co., 1.8000%, 12/15/17	11,129,000	11,175,786
Express Scripts Holding Co., 4.5000%, 2/25/26	4,384,000	4,539,049
Fresenius Medical Care US Finance II, Inc., 5.8750%, 1/31/22 (144A)	10,428,000	11,455,158
HCA, Inc., 3.7500%, 3/15/19	6,502,000	6,660,649
HCA, Inc., 5.2500%, 6/15/26	13,046,000	13,372,150
Kraft Heinz Foods Co., 2.8000%, 7/2/20 (144A)	7,963,000	8,179,124
Kraft Heinz Foods Co., 3.5000%, 7/15/22 (144A)	6,799,000	7,135,442
Life Technologies Corp., 6.0000%, 3/1/20	7,834,000	8,778,412
Newell Rubbermaid, Inc., 3.1500%, 4/1/21	3,464,000	3,558,283
Newell Rubbermaid, Inc., 3.8500%, 4/1/23	3,284,000	3,405,873
Newell Rubbermaid, Inc., 4.2000%, 4/1/26	26,472,000	27,690,877
Newell Rubbermaid, Inc., 5.5000%, 4/1/46	4,123,000	4,479,211
Smithfield Foods, Inc., 5.2500%, 8/1/18 (144A)	1,781,000	1,807,715
Sysco Corp., 2.5000%, 7/15/21	2,649,000	2,679,773
Sysco Corp., 3.3000%, 7/15/26	6,651,000	6,746,143
Thermo Fisher Scientific, Inc., 3.3000%, 2/15/22	6,060,000	6,177,358
Tyson Foods, Inc., 6.6000%, 4/1/16	8,400,000	8,400,000
Wm Wrigley Jr Co., 2.4000%, 10/21/18 (144A)	18,926,000	19,114,995
Wm Wrigley Jr Co., 3.3750%, 10/21/20 (144A)	6,177,000	6,432,400
Zimmer Biomet Holdings, Inc., 3.1500%, 4/1/22	7,915,000	8,032,411
		238,335,406
Electric – 0.2%
IPALCO Enterprises, Inc., 5.0000%, 5/1/18	5,726,000	6,012,300
PPL WEM, Ltd. / Western Power Distribution, Ltd., 3.9000%, 5/1/16 (144A)	7,653,000	7,665,849
PPL WEM, Ltd. / Western Power Distribution, Ltd., 5.3750%, 5/1/21 (144A)	10,561,000	11,712,286
		25,390,435
Energy – 1.3%
Anadarko Petroleum Corp., 6.3750%, 9/15/17	3,144,000	3,294,833
Anadarko Petroleum Corp., 4.8500%, 3/15/21	1,743,000	1,761,488
Anadarko Petroleum Corp., 5.5500%, 3/15/26	6,358,000	6,413,976
Anadarko Petroleum Corp., 6.6000%, 3/15/46	6,355,000	6,487,921
Canadian Natural Resources, Ltd., 5.7000%, 5/15/17	1,983,000	2,044,124
Canadian Natural Resources, Ltd., 5.9000%, 2/1/18	4,210,000	4,367,736
Cimarex Energy Co., 5.8750%, 5/1/22	8,659,000	8,944,660
Cimarex Energy Co., 4.3750%, 6/1/24	2,913,000	2,868,239
ConocoPhillips Co., 4.2000%, 3/15/21	8,091,000	8,449,553
ConocoPhillips Co., 4.9500%, 3/15/26	16,185,000	16,896,201
ConocoPhillips Co., 5.9500%, 3/15/46	2,043,000	2,197,782
Devon Energy Corp., 2.2500%, 12/15/18	9,835,000	9,178,897
Energy Transfer Partners LP, 4.1500%, 10/1/20	5,990,000	5,755,174
Helmerich & Payne International Drilling Co., 4.6500%, 3/15/25	17,549,000	17,661,331
Hess Corp., 8.1250%, 2/15/19	3,196,000	3,511,432
Kinder Morgan Energy Partners LP, 5.0000%, 10/1/21	5,491,000	5,602,434
Kinder Morgan Energy Partners LP, 4.3000%, 5/1/24	6,018,000	5,719,152
Kinder Morgan, Inc., 6.5000%, 9/15/20	566,000	607,411
Motiva Enterprises LLC, 5.7500%, 1/15/20 (144A)	8,118,000	8,465,597
NGL Energy Partners LP / NGL Energy Finance Corp., 5.1250%, 7/15/19	3,392,000	2,052,160
Oceaneering International, Inc., 4.6500%, 11/15/24	12,760,000	10,988,899
Phillips 66 Partners LP, 3.6050%, 2/15/25	3,618,000	3,287,695
Spectra Energy Partners LP, 4.7500%, 3/15/24	14,118,000	15,208,827
Western Gas Partners LP, 5.3750%, 6/1/21	19,545,000	18,912,309
		170,677,831
Finance Companies – 0.4%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust,
4.6250%, 10/30/20	5,821,000	5,966,525

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Balanced Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Finance Companies – (continued)
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust,
4.6250%, 7/1/22	$1,113,000	$1,135,260
CIT Group, Inc., 4.2500%, 8/15/17	24,149,000	24,574,264
CIT Group, Inc., 5.5000%, 2/15/19 (144A)	7,108,000	7,353,226
International Lease Finance Corp., 6.7500%, 9/1/16 (144A)	10,951,000	11,115,265
International Lease Finance Corp., 8.7500%, 3/15/17	4,365,000	4,598,091
		54,742,631
Financial – 0.4%
Jones Lang LaSalle, Inc., 4.4000%, 11/15/22	13,036,000	13,393,069
Kennedy-Wilson, Inc., 5.8750%, 4/1/24	16,616,000	16,242,140
LeasePlan Corp. NV, 2.5000%, 5/16/18 (144A)	23,090,000	22,888,678
		52,523,887
Industrial – 0.1%
Cintas Corp. No 2, 2.8500%, 6/1/16	5,269,000	5,287,768
Cintas Corp. No 2, 4.3000%, 6/1/21	5,544,000	6,034,616
		11,322,384
Insurance – 0.5%
Berkshire Hathaway, Inc., 2.7500%, 3/15/23	10,539,000	10,748,157
Berkshire Hathaway, Inc., 3.1250%, 3/15/26	8,520,000	8,735,948
CNO Financial Group, Inc., 4.5000%, 5/30/20	3,089,000	3,150,780
CNO Financial Group, Inc., 5.2500%, 5/30/25	9,783,000	10,003,118
Primerica, Inc., 4.7500%, 7/15/22	19,604,000	21,166,949
Voya Financial, Inc., 5.6500%, 5/15/53‡	8,008,000	7,447,440
		61,252,392
Real Estate Investment Trusts (REITs) – 0.6%
Alexandria Real Estate Equities, Inc., 2.7500%, 1/15/20	9,544,000	9,526,506
Alexandria Real Estate Equities, Inc., 4.6000%, 4/1/22	16,053,000	17,301,345
Alexandria Real Estate Equities, Inc., 4.5000%, 7/30/29	8,730,000	8,782,886
Post Apartment Homes LP, 4.7500%, 10/15/17	7,503,000	7,759,257
Senior Housing Properties Trust, 6.7500%, 4/15/20	3,671,000	4,041,639
Senior Housing Properties Trust, 6.7500%, 12/15/21	4,054,000	4,471,748
SL Green Realty Corp., 5.0000%, 8/15/18	8,709,000	9,146,801
SL Green Realty Corp., 7.7500%, 3/15/20	17,197,000	20,134,316
		81,164,498
Technology – 1.9%
Autodesk, Inc., 3.6000%, 12/15/22	2,672,000	2,661,117
Cadence Design Systems, Inc., 4.3750%, 10/15/24	20,472,000	20,743,070
Fidelity National Information Services, Inc., 3.6250%, 10/15/20	6,056,000	6,259,027
Fidelity National Information Services, Inc., 5.0000%, 3/15/22	2,694,000	2,802,323
Fidelity National Information Services, Inc., 4.5000%, 10/15/22	7,926,000	8,452,334
Fidelity National Information Services, Inc., 5.0000%, 10/15/25	20,688,000	22,340,289
Seagate HDD Cayman, 4.7500%, 1/1/25	30,331,000	23,690,240
Seagate HDD Cayman, 4.8750%, 6/1/27 (144A)	9,765,000	7,351,561
Seagate HDD Cayman, 5.7500%, 12/1/34	6,296,000	4,472,458
Total System Services, Inc., 3.8000%, 4/1/21	6,457,000	6,640,398
Total System Services, Inc., 4.8000%, 4/1/26	18,021,000	18,594,861
Trimble Navigation, Ltd., 4.7500%, 12/1/24	22,589,000	23,033,642
TSMC Global, Ltd., 1.6250%, 4/3/18 (144A)	31,117,000	30,939,633
Verisk Analytics, Inc., 4.8750%, 1/15/19	7,426,000	7,831,244
Verisk Analytics, Inc., 5.8000%, 5/1/21	27,503,000	30,811,006
Verisk Analytics, Inc., 4.1250%, 9/12/22	7,188,000	7,453,058
Verisk Analytics, Inc., 4.0000%, 6/15/25	12,012,000	12,100,829
Verisk Analytics, Inc., 5.5000%, 6/15/45	12,560,000	12,274,273
		248,451,363
Transportation – 0.3%
Penske Truck Leasing Co. LP / PTL Finance Corp., 3.3750%, 3/15/18 (144A)	12,164,000	12,415,466
Penske Truck Leasing Co. LP / PTL Finance Corp., 2.5000%, 6/15/19 (144A)	7,969,000	7,923,266
Penske Truck Leasing Co. LP / PTL Finance Corp., 4.8750%, 7/11/22 (144A)	1,213,000	1,295,212
Penske Truck Leasing Co. LP / PTL Finance Corp., 4.2500%, 1/17/23 (144A)	6,755,000	6,844,855

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	MARCH 31, 2016

Janus Balanced Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Transportation – (continued)
Southwest Airlines Co., 5.1250%, 3/1/17	$7,880,000	$8,145,123
		36,623,922
Total Corporate Bonds (cost $1,878,225,583)		1,905,853,147
Mortgage-Backed Securities – 9.3%
Fannie Mae Pool:
5.5000%, 1/1/25	1,399,331	1,509,546
4.0000%, 6/1/29	2,407,928	2,584,331
4.0000%, 7/1/29	5,327,160	5,706,273
4.0000%, 9/1/29	4,722,673	5,043,696
5.0000%, 9/1/29	3,741,664	4,135,600
3.5000%, 10/1/29	658,441	696,017
5.0000%, 1/1/30	1,553,087	1,716,601
5.5000%, 1/1/33	913,804	1,034,090
4.0000%, 4/1/34	5,329,410	5,795,011
6.0000%, 10/1/35	4,262,346	4,895,435
6.0000%, 12/1/35	4,870,418	5,600,271
6.0000%, 2/1/37	802,785	933,705
6.0000%, 9/1/37	3,312,727	3,655,510
6.0000%, 10/1/38	3,519,266	4,020,566
7.0000%, 2/1/39	1,215,933	1,409,858
5.5000%, 12/1/39	6,712,222	7,570,231
5.5000%, 3/1/40	5,430,066	6,232,279
5.5000%, 4/1/40	14,994,100	16,911,507
4.5000%, 10/1/40	1,339,439	1,456,773
5.0000%, 10/1/40	2,262,093	2,540,946
5.5000%, 2/1/41	2,975,561	3,414,135
5.0000%, 5/1/41	6,483,729	7,192,849
5.5000%, 5/1/41	4,638,504	5,223,546
5.5000%, 6/1/41	7,613,048	8,568,369
5.5000%, 6/1/41	6,546,963	7,480,652
5.5000%, 7/1/41	803,207	905,997
4.5000%, 8/1/41	4,939,061	5,386,423
5.5000%, 12/1/41	6,961,184	7,839,198
4.5000%, 1/1/42	1,454,560	1,586,810
5.5000%, 2/1/42	29,131,922	32,851,678
4.0000%, 6/1/42	8,867,174	9,538,825
4.5000%, 6/1/42	1,954,673	2,158,281
3.5000%, 7/1/42	5,861,700	6,208,790
4.0000%, 7/1/42	1,753,945	1,886,734
4.0000%, 8/1/42	4,103,843	4,415,582
4.0000%, 9/1/42	8,103,569	8,718,335
4.0000%, 9/1/42	5,320,376	5,724,480
4.0000%, 11/1/42	6,170,480	6,639,280
4.0000%, 12/1/42	4,726,685	5,154,294
3.5000%, 1/1/43	10,891,234	11,443,300
3.5000%, 2/1/43	23,641,421	24,837,056
3.5000%, 2/1/43	21,932,357	23,045,376
4.5000%, 2/1/43	24,458,185	26,711,857
4.5000%, 3/1/43	8,646,816	9,551,396
4.0000%, 5/1/43	13,514,650	14,542,370
4.0000%, 7/1/43	19,326,077	20,797,185
4.0000%, 8/1/43	15,522,280	16,702,517
4.0000%, 9/1/43	3,903,231	4,202,768
3.5000%, 1/1/44	18,611,536	19,819,196
3.5000%, 1/1/44	8,339,730	8,874,423
4.0000%, 2/1/44	10,107,898	10,878,933
3.5000%, 4/1/44	9,692,461	10,285,480
3.5000%, 5/1/44	28,189,037	29,996,297
4.5000%, 5/1/44	36,703,098	40,738,788

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Balanced Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
5.5000%, 5/1/44	$6,329,273	$7,129,885
4.0000%, 6/1/44	12,795,842	13,770,750
4.0000%, 7/1/44	24,811,296	26,996,510
5.0000%, 7/1/44	14,644,252	16,538,752
4.0000%, 8/1/44	15,690,522	17,072,507
4.0000%, 8/1/44	5,959,287	6,484,142
4.5000%, 8/1/44	16,193,489	17,967,458
4.5000%, 10/1/44	12,347,466	13,768,169
4.5000%, 10/1/44	7,075,799	7,868,336
3.5000%, 2/1/45	19,284,206	20,261,528
4.5000%, 3/1/45	12,783,617	14,220,819
4.5000%, 5/1/45	10,161,976	11,335,656
4.5000%, 6/1/45	6,133,132	6,802,026
4.0000%, 9/1/45	36,391,876	39,484,214
4.5000%, 10/1/45	23,723,351	26,486,679
4.5000%, 10/1/45	12,858,132	14,208,764
3.5000%, 12/1/45	5,951,702	6,311,049
3.5000%, 1/1/46	15,570,336	16,490,668
3.5000%, 1/1/46	13,184,505	13,964,642
4.5000%, 2/1/46	18,363,265	20,583,111
4.5000%, 2/1/46	7,683,876	8,570,471
		813,085,582
Freddie Mac Gold Pool:
5.0000%, 1/1/19	739,424	763,518
5.5000%, 8/1/19	634,376	655,591
5.0000%, 6/1/20	1,303,209	1,377,311
5.5000%, 12/1/28	3,330,479	3,695,205
3.5000%, 7/1/29	5,895,594	6,233,864
5.5000%, 10/1/36	2,797,817	3,164,384
6.0000%, 4/1/40	13,944,526	16,314,243
4.5000%, 1/1/41	3,651,923	3,992,771
5.5000%, 5/1/41	6,105,585	6,786,929
5.5000%, 8/1/41	13,415,049	15,455,011
5.5000%, 8/1/41	9,184,181	10,492,590
5.5000%, 9/1/41	2,149,271	2,386,465
5.0000%, 3/1/42	6,505,158	7,302,142
3.5000%, 2/1/44	7,547,766	7,934,762
4.5000%, 5/1/44	7,510,192	8,285,969
4.0000%, 8/1/44	5,046,395	5,480,269
4.5000%, 9/1/44	23,746,783	26,449,735
4.5000%, 6/1/45	10,372,855	11,558,020
4.5000%, 2/1/46	6,502,878	7,253,268
		145,582,047
Ginnie Mae I Pool:
5.1000%, 1/15/32	5,345,654	6,096,840
7.5000%, 8/15/33	5,676,590	6,768,491
4.9000%, 10/15/34	5,845,453	6,488,080
5.5000%, 9/15/35	658,518	762,247
5.5000%, 3/15/36	2,919,129	3,320,841
5.5000%, 2/15/39	4,218,196	4,834,131
5.5000%, 8/15/39	12,408,177	14,209,806
5.5000%, 8/15/39	4,001,205	4,557,456
5.0000%, 10/15/39	2,724,373	3,041,572
5.5000%, 10/15/39	4,655,212	5,394,866
5.0000%, 11/15/39	4,343,626	4,820,570
5.0000%, 1/15/40	1,448,886	1,606,266
5.0000%, 5/15/40	1,577,539	1,770,852
5.0000%, 5/15/40	567,101	636,449
5.0000%, 7/15/40	4,714,277	5,228,089

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	MARCH 31, 2016

Janus Balanced Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Ginnie Mae I Pool – (continued)
5.0000%, 7/15/40	$1,290,945	$1,432,157
5.0000%, 2/15/41	4,784,777	5,312,322
5.0000%, 4/15/41	1,844,750	2,043,703
4.5000%, 5/15/41	8,697,971	9,646,783
5.0000%, 5/15/41	1,933,472	2,171,430
4.5000%, 7/15/41	4,119,678	4,499,493
4.5000%, 7/15/41	1,293,397	1,422,744
4.5000%, 8/15/41	11,486,734	12,763,625
5.0000%, 9/15/41	1,195,162	1,327,996
5.0000%, 11/15/43	8,511,779	9,485,451
4.5000%, 5/15/44	5,429,531	5,990,216
5.0000%, 6/15/44	8,402,081	9,479,666
5.0000%, 6/15/44	3,153,517	3,554,265
5.0000%, 7/15/44	3,438,386	3,872,700
4.0000%, 1/15/45	27,201,592	29,263,849
4.0000%, 4/15/45	4,072,845	4,426,984
		176,229,940
Ginnie Mae II Pool:
6.0000%, 11/20/34	2,664,155	3,114,887
5.5000%, 11/20/37	3,284,914	3,640,535
6.0000%, 1/20/39	1,118,242	1,264,774
7.0000%, 5/20/39	622,933	755,034
4.5000%, 10/20/41	7,736,694	8,315,829
6.0000%, 10/20/41	447,824	514,181
6.0000%, 12/20/41	1,289,161	1,474,645
5.5000%, 1/20/42	2,869,210	3,203,255
6.0000%, 1/20/42	1,416,986	1,625,288
6.0000%, 2/20/42	1,125,037	1,285,841
6.0000%, 3/20/42	1,002,828	1,150,127
6.0000%, 4/20/42	3,829,462	4,393,900
3.5000%, 5/20/42	2,809,606	2,991,156
5.5000%, 5/20/42	4,043,722	4,509,482
6.0000%, 5/20/42	1,612,022	1,827,567
5.5000%, 7/20/42	5,287,259	5,820,590
6.0000%, 7/20/42	1,107,762	1,270,520
6.0000%, 8/20/42	1,239,178	1,421,362
6.0000%, 9/20/42	2,705,441	3,103,043
6.0000%, 11/20/42	1,072,417	1,226,038
6.0000%, 2/20/43	1,470,711	1,685,851
3.5000%, 9/20/44	7,779,342	8,283,451
5.0000%, 12/20/44	4,823,489	5,407,944
5.0000%, 9/20/45	2,318,721	2,550,470
4.0000%, 10/20/45	9,732,333	10,558,718
4.0000%, 11/20/45	22,811,502	24,808,469
		106,202,957
Total Mortgage-Backed Securities (cost $1,228,210,299)		1,241,100,526
U.S. Treasury Notes/Bonds – 13.0%
0.7500%, 2/28/18	108,318,000	108,343,346
1.0000%, 9/15/18	11,754,000	11,810,020
1.3750%, 9/30/18†	142,355,000	144,368,042
1.2500%, 10/31/18	55,514,000	56,116,827
1.1250%, 1/15/19	6,066,000	6,113,388
0.7500%, 2/15/19	34,717,000	34,613,925
1.6250%, 7/31/19	47,899,000	48,946,791
1.7500%, 9/30/19	43,617,000	44,750,039
1.5000%, 10/31/19	63,685,000	64,782,102
1.6250%, 12/31/19	67,015,000	68,433,842
1.7500%, 12/31/20	44,836,000	45,934,123
1.3750%, 1/31/21	56,241,000	56,645,260

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	17

Janus Balanced Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares or Principal Amounts		Value
U.S. Treasury Notes/Bonds – (continued)
1.1250%, 2/28/21	$159,842,000	$159,186,328
2.1250%, 9/30/21	35,585,000	37,043,167
2.1250%, 12/31/21	49,596,000	51,581,774
1.7500%, 5/15/23	14,743,000	14,945,716
2.5000%, 8/15/23	54,330,000	57,897,525
2.7500%, 11/15/23	75,698,000	81,990,396
2.5000%, 5/15/24	39,614,000	42,127,033
2.0000%, 2/15/25	6,873,000	7,019,855
2.0000%, 8/15/25	58,814,000	59,944,346
2.2500%, 11/15/25	203,019,000	211,285,680
1.6250%, 2/15/26	40,584,000	39,994,274
3.7500%, 11/15/43	39,995,000	49,675,030
3.6250%, 2/15/44	10,830,000	13,138,566
3.3750%, 5/15/44	9,428,000	10,929,484
2.5000%, 2/15/45	7,695,000	7,503,225
3.0000%, 5/15/45	11,528,000	12,432,683
2.8750%, 8/15/45	19,966,000	21,001,736
3.0000%, 11/15/45	120,909,000	130,529,729
2.5000%, 2/15/46	41,538,000	40,501,170
Total U.S. Treasury Notes/Bonds (cost $1,680,468,258)		1,739,585,422
Common Stocks – 58.9%
Aerospace & Defense – 4.6%
Boeing Co.	2,348,843	298,162,130
Honeywell International, Inc.	1,693,372	189,742,333
Northrop Grumman Corp.	626,976	124,078,550
		611,983,013
Automobiles – 1.1%
General Motors Co.	4,448,824	139,826,538
Beverages – 0.3%
Diageo PLC	1,505,649	40,680,068
Biotechnology – 5.8%
AbbVie, Inc.	4,866,036	277,947,976
Amgen, Inc.	2,567,987	385,018,291
Celgene Corp.*	937,107	93,795,040
Regeneron Pharmaceuticals, Inc.*	36,439	13,134,073
		769,895,380
Capital Markets – 2.3%
Blackstone Group LP	7,642,182	214,363,205
TD Ameritrade Holding Corp.	3,104,198	97,875,363
		312,238,568
Chemicals – 3.1%
EI du Pont de Nemours & Co.	2,463,322	155,977,549
LyondellBasell Industries NV - Class A	3,030,882	259,382,882
		415,360,431
Commercial Banks – 1.6%
JPMorgan Chase & Co.	1,320,269	78,186,330
US Bancorp	3,271,893	132,806,137
		210,992,467
Consumer Finance – 1.7%
American Express Co.	1,642,221	100,832,369
Synchrony Financial*	4,569,315	130,956,568
		231,788,937
Diversified Financial Services – 1.2%
CME Group, Inc.	1,603,736	154,038,843
Food & Staples Retailing – 0.5%
Costco Wholesale Corp.	426,056	67,137,904
Food Products – 0.8%
Hershey Co.	1,221,614	112,498,433
Health Care Providers & Services – 1.0%
Aetna, Inc.	1,218,518	136,900,497

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	MARCH 31, 2016

Janus Balanced Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares or Principal Amounts		Value
Common Stocks – (continued)
Hotels, Restaurants & Leisure – 2.2%
Norwegian Cruise Line Holdings, Ltd.*	2,477,074	$136,957,421
Six Flags Entertainment Corp.	1,044,116	57,937,997
Starbucks Corp.	1,740,853	103,928,924
		298,824,342
Industrial Conglomerates – 1.2%
General Electric Co.	5,063,291	160,962,021
Information Technology Services – 3.4%
Automatic Data Processing, Inc.	735,074	65,943,489
MasterCard, Inc. - Class A	4,023,153	380,187,959
		446,131,448
Insurance – 0.7%
Prudential PLC	5,254,937	98,174,460
Internet & Catalog Retail – 1.8%
Ctrip.com International, Ltd. (ADR)*	979,566	43,355,591
Priceline Group, Inc.*	153,628	198,020,347
		241,375,938
Internet Software & Services – 3.2%
Alphabet, Inc. - Class C	422,461	314,712,322
Yahoo!, Inc.*	3,022,643	111,263,489
		425,975,811
Leisure Products – 0.6%
Mattel, Inc.	2,510,222	84,393,664
Media – 1.3%
Comcast Corp. - Class A	1,306,655	79,810,487
Time Warner, Inc.	1,190,891	86,399,142
		166,209,629
Multiline Retail – 1.9%
Dollar Tree, Inc.*	3,096,800	255,362,128
Pharmaceuticals – 5.2%
Allergan PLC*	1,026,723	275,192,566
Bristol-Myers Squibb Co.	4,372,964	279,344,940
Eli Lilly & Co.	1,960,972	141,209,594
		695,747,100
Real Estate Investment Trusts (REITs) – 0.8%
Colony Capital, Inc.- Class A	3,718,838	62,364,913
Colony Starwood Homesß	598,678	13,335,552
Outfront Media, Inc.	1,453,631	30,671,614
		106,372,079
Real Estate Management & Development – 1.1%
CBRE Group, Inc. - Class A*	3,766,912	108,562,404
Colony American Homes Holdings III LP£,§	6,162,871	32,401,294
		140,963,698
Software – 4.1%
Adobe Systems, Inc.*	1,714,842	160,852,180
Microsoft Corp.	7,004,488	386,857,872
		547,710,052
Specialty Retail – 2.0%
Home Depot, Inc.	2,039,250	272,097,128
Technology Hardware, Storage & Peripherals – 1.9%
Apple, Inc.	2,294,201	250,044,967
Textiles, Apparel & Luxury Goods – 2.3%
NIKE, Inc. - Class B	5,026,002	308,948,343
Tobacco – 1.2%
Altria Group, Inc.	2,617,147	163,990,431
Total Common Stocks (cost $6,335,087,239)		7,866,624,318
Preferred Stocks – 0.6%
Capital Markets – 0.2%
Morgan Stanley, 6.8750%	443,275	12,030,484

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	19

Janus Balanced Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares or Principal Amounts		Value
Preferred Stocks – (continued)
Capital Markets – (continued)
Morgan Stanley, 7.1250%	436,310	$12,413,020
		24,443,504
Commercial Banks – 0.3%
Citigroup Capital XIII, 6.9881%	802,075	21,086,552
Wells Fargo & Co., 6.6250%	360,200	10,564,666
		31,651,218
Consumer Finance – 0.1%
Discover Financial Services, 6.5000%	546,525	14,564,891
Industrial Conglomerates – 0%
General Electric Co., 4.7000%	50,029	1,308,258
Real Estate Investment Trusts (REITs) – 0%
Morgan Stanley Capital Trust III, 6.2500%	72,550	1,862,359
Morgan Stanley Capital Trust IV, 6.2500%	15,495	396,362
Morgan Stanley Capital Trust V, 5.7500%	6,270	159,446
Morgan Stanley Capital Trust VIII, 6.4500%	27,878	713,956
		3,132,123
Total Preferred Stocks (cost $70,077,954)		75,099,994
Investment Companies – 0.5%
Money Markets – 0.5%
Janus Cash Liquidity Fund LLC, 0.3874%ºº,£ (cost $68,678,591)	68,678,591	68,678,591
Total Investments (total cost $11,680,514,355) – 99.7%		13,309,574,351
Cash, Receivables and Other Assets, net of Liabilities – 0.3%		33,510,653
Net Assets – 100%		$13,343,085,004

Summary of Investments by Country - (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities
United States	$12,862,256,706	96.7%
United Kingdom	228,254,193	1.7
China	43,355,591	0.3
Belgium	41,754,700	0.3
Germany	39,186,582	0.3
Taiwan	30,939,633	0.2
Netherlands	29,990,463	0.2
Canada	20,193,898	0.2
Singapore	13,642,585	0.1

Total	$13,309,574,351	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

20	MARCH 31, 2016

Janus Balanced Fund

Schedule of Investments (unaudited)

March 31, 2016

Schedule of Foreign Currency Contracts, Open
Counterparty/ Currency	Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)

Bank of America:
British Pound	4/14/16	6,550,000	$9,406,064	$(61,048)

Credit Suisse International:
British Pound	5/12/16	8,037,000	11,542,374	21,101

HSBC Securities (USA), Inc.:
British Pound	4/28/16	11,725,000	16,838,272	(290,991)

JPMorgan Chase & Co.:
British Pound	4/14/16	1,500,000	2,154,060	18,261
British Pound	4/14/16	12,320,000	17,692,016	(98,378)

			19,846,076	(80,117)

RBC Capital Markets Corp.:
British Pound	5/12/16	7,621,000	10,944,933	18,485

Total			$68,577,719	$(392,570)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	21

Janus Balanced Fund

Notes to Schedule of Investments and Other Information (unaudited)

Balanced Index	An internally-calculated, hypothetical combination of total returns from the S&P 500® Index (55%) and the Barclays U.S. Aggregate Bond Index (45%).
Barclays U.S. Aggregate Bond Index	A broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.
S&P 500® Index	Measures broad U.S. equity performance..

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2016 is $632,107,948, which represents 4.7% of net assets.

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of March 31, 2016, is $65,919,165.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of March 31, 2016.

ß	Security is illiquid.

ºº	Rate shown is the 7-day yield as of March 31, 2016.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2016. Unless otherwise indicated, all information in the table is for the period ended March 31, 2016.

Share			Share
Balance			Balance	Realized	Dividend	Value
at 9/30/15	Purchases	Sales	at 3/31/16	Gain/(Loss)	Income	at 3/31/16

Colony American Homes Holdings III LP
6,162,871	—	—	6,162,871	$—	$592,594	$32,401,294
Janus Cash Liquidity Fund LLC
101,280,473	2,277,716,118	(2,310,318,000)	68,678,591	—	248,807	68,678,591

Total				$—	$841,401	$101,079,885

22	MARCH 31, 2016

Janus Balanced Fund

Notes to Schedule of Investments and Other Information (unaudited)

§				Schedule of Restricted and Illiquid Securities (as of March 31, 2016)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Colony American Homes Holdings III LP	1/30/13	$42,613,147	$32,401,294	0.2%
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/13	10,848,897	10,966,638	0.1
Total		$53,462,044	$43,367,932	0.3%

The Fund has registration rights for certain restricted securities held as of March 31, 2016. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of March 31, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$ -	$ 370,054,234	$ -
Bank Loans and Mezzanine Loans	-	42,578,119	-
Corporate Bonds	-	1,905,853,147	-
Mortgage-Backed Securities	-	1,241,100,526	-
U.S. Treasury Notes/Bonds	-	1,739,585,422	-
Common Stocks
Real Estate Investment Trusts (REITs)	93,036,527	13,335,552	-
Real Estate Management & Development	108,562,404	-	32,401,294
All Other	7,619,288,541	-	-
Preferred Stocks	-	75,099,994	-
Investment Companies	-	68,678,591	-
Total Investments in Securities	$ 7,820,887,472	$ 5,456,285,585	$ 32,401,294
Other Financial Instruments(a):
Forward Currency Contracts	$ -	$ 57,847	$ -
Total Assets	$ 7,820,887,472	$ 5,456,343,432	$ 32,401,294
Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$ -	$ 450,417	$ -

(a) Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

Janus Investment Fund	23

Janus Balanced Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2016

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$11,680,514,355
Unaffiliated investments, at value	13,208,494,466
Affiliated investments, at value	101,079,885
Cash	1,299,616
Forward currency contracts	57,847
Closed foreign currency contracts	34,245
Non-interested Trustees' deferred compensation	255,839
Receivables:
Investments sold	226,204,374
Interest	35,928,034
Fund shares sold	32,860,407
Dividends	12,020,832
Foreign tax reclaims	318,901
Dividends from affiliates	36,619
Other assets	151,950
Total Assets	13,618,743,015
Liabilities:
Forward currency contracts	450,417
Closed foreign currency contracts	400,199
Payables:	—
Investments purchased	225,684,511
Fund shares repurchased	35,028,829
Advisory fees	6,128,846
Dividends	3,480,614
Transfer agent fees and expenses	1,874,336
12b-1 Distribution and shareholder servicing fees	1,679,856
Non-interested Trustees' deferred compensation fees	255,839
Fund administration fees	105,862
Non-interested Trustees' fees and expenses	83,083
Professional fees	35,423
Custodian fees	349
Accrued expenses and other payables	449,847
Total Liabilities	275,658,011
Net Assets	$13,343,085,004

See Notes to Financial Statements.

24	MARCH 31, 2016

Janus Balanced Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2016

Net Assets Consist of:
Capital (par value and paid-in surplus)	$11,700,171,474
Undistributed net investment income/(loss)	21,105,973
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(6,966,368)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,628,773,925
Total Net Assets	$13,343,085,004
Net Assets - Class A Shares	$1,065,608,972
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	37,374,836
Net Asset Value Per Share(1)	$28.51
Maximum Offering Price Per Share(2)	$30.25
Net Assets - Class C Shares	$1,435,594,124
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	50,691,476
Net Asset Value Per Share(1)	$28.32
Net Assets - Class D Shares	$1,421,278,583
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	49,754,072
Net Asset Value Per Share	$28.57
Net Assets - Class I Shares	$1,699,877,207
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	59,494,245
Net Asset Value Per Share	$28.57
Net Assets - Class N Shares	$1,823,452,410
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	63,887,241
Net Asset Value Per Share	$28.54
Net Assets - Class R Shares	$287,471,457
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	10,122,226
Net Asset Value Per Share	$28.40
Net Assets - Class S Shares	$702,185,962
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	24,629,752
Net Asset Value Per Share	$28.51
Net Assets - Class T Shares	$4,907,616,289
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	171,971,891
Net Asset Value Per Share	$28.54

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Balanced Fund

Statement of Operations (unaudited)

For the period ended March 31, 2016

Investment Income:
Dividends	$91,396,143
Interest	81,397,952
Dividends from affiliates	841,401
Other income	266,855
Total Investment Income	173,902,351
Expenses:
Advisory fees	35,952,336
12b-1Distribution and shareholder servicing fees:
Class A Shares	1,277,150
Class C Shares	6,738,140
Class R Shares	715,583
Class S Shares	908,243
Transfer agent administrative fees and expenses:
Class D Shares	846,637
Class R Shares	357,792
Class S Shares	908,243
Class T Shares	6,111,583
Transfer agent networking and omnibus fees:
Class A Shares	477,374
Class C Shares	530,088
Class I Shares	632,265
Other transfer agent fees and expenses:
Class A Shares	52,419
Class C Shares	87,612
Class D Shares	109,516
Class I Shares	34,094
Class N Shares	12,292
Class R Shares	1,115
Class S Shares	1,911
Class T Shares	13,169
Fund administration fees	551,008
Shareholder reports expense	419,679
Non-interested Trustees’ fees and expenses	183,162
Registration fees	176,800
Professional fees	78,293
Custodian fees	31,129
Other expenses	664,354
Total Expenses	57,871,987
Less: Excess Expense Reimbursement	(46,375)
Net Expenses	57,825,612
Net Investment Income/(Loss)	116,076,739
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(40,812,984)
Total Net Realized Gain/(Loss) on Investments	(40,812,984)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	332,559,119
Total Change in Unrealized Net Appreciation/Depreciation	332,559,119
Net Increase/(Decrease) in Net Assets Resulting from Operations	$407,822,874

See Notes to Financial Statements.

26	MARCH 31, 2016

Janus Balanced Fund

Statements of Changes in Net Assets

	Period ended March 31, 2016 (unaudited)	Year ended September 30, 2015

Operations:
Net investment income/(loss)	$116,076,739	$236,250,595
Net realized gain/(loss) on investments	(40,812,984)	698,703,845
Change in unrealized net appreciation/depreciation	332,559,119	(1,029,201,973)
Net Increase/(Decrease) in Net Assets Resulting from Operations	407,822,874	(94,247,533)
Dividends and Distributions to Shareholders:
Class A Shares	(8,356,353)	(15,949,143)
Class C Shares	(6,981,730)	(12,344,484)
Class D Shares	(12,646,069)	(27,015,967)
Class I Shares	(15,234,311)	(29,079,644)
Class N Shares	(17,346,201)	(35,097,894)
Class R Shares	(1,789,065)	(3,919,504)
Class S Shares	(5,214,203)	(12,632,388)
Class T Shares	(41,859,757)	(86,778,197)
Total Dividends from Net Investment Income	(109,427,689)	(222,817,221)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(45,340,413)	(36,613,767)
Class C Shares	(60,624,654)	(44,392,134)
Class D Shares	(62,550,462)	(59,186,126)
Class I Shares	(70,501,358)	(58,796,781)
Class N Shares	(77,682,727)	(69,741,720)
Class R Shares	(12,754,560)	(12,357,019)
Class S Shares	(32,384,158)	(34,600,124)
Class T Shares	(218,072,346)	(194,276,900)
Total Distributions from Net Realized Gain from Investment Transactions	(579,910,678)	(509,964,571)
Net Decrease from Dividends and Distributions to Shareholders	(689,338,367)	(732,781,792)
Capital Share Transactions:
Class A Shares	121,713,543	193,038,639
Class C Shares	199,610,987	353,469,430
Class D Shares	68,325,235	58,964,132
Class I Shares	223,589,648	303,840,018
Class N Shares	149,799,973	173,300,111
Class R Shares	12,110,830	(9,747,343)
Class S Shares	(34,814,734)	(36,679,858)
Class T Shares	281,214,957	503,098,909
Net Increase/(Decrease) from Capital Share Transactions	1,021,550,439	1,539,284,038
Net Increase/(Decrease) in Net Assets	740,034,946	712,254,713
Net Assets:
Beginning of period	12,603,050,058	11,890,795,345
End of period	$13,343,085,004	$12,603,050,058

Undistributed Net Investment Income/(Loss)	$21,105,973	$14,456,923

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Balanced Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014		2013	2012	2011
Net Asset Value, Beginning of Period	$29.12	$31.10	$29.11		$27.01	$23.19	$25.10
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.25(1)	0.55(1)	0.49(1)		0.51	0.50	0.51
Net realized and unrealized gain/(loss)	0.70	(0.70)	2.83		2.90	4.22	(1.14)
Total from Investment Operations	0.95	(0.15)	3.32		3.41	4.72	(0.63)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.52)	(0.47)		(0.50)	(0.49)	(0.50)
Distributions (from capital gains)	(1.33)	(1.31)	(0.86)		(0.81)	(0.41)	(0.78)
Total Dividends and Distributions	(1.56)	(1.83)	(1.33)		(1.31)	(0.90)	(1.28)
Net Asset Value, End of Period	$28.51	$29.12	$31.10		$29.11	$27.01	$23.19
Total Return*	3.20%	(0.59)%	11.65%		13.12%	20.70%	(2.85)%
Net Assets, End of Period (in thousands)	$1,065,609	$966,624	$835,681		$765,049	$656,171	$526,178
Average Net Assets for the Period (in thousands)	$1,021,720	$941,167	$839,360		$690,266	$610,115	$566,145
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.93%	0.93%	0.95%		0.94%	0.98%	0.91%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.93%	0.93%	0.95%		0.94%	0.98%	0.91%
Ratio of Net Investment Income/(Loss)	1.73%	1.78%	1.61%		1.66%	1.87%	2.03%
Portfolio Turnover Rate	39%	75%	72%		78%	84%	94%
				1

Class C Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$28.95	$30.93	$29.00	$26.93	$23.15	$25.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.14(1)	0.34(1)	0.27(1)	0.32	0.31	0.33
Net realized and unrealized gain/(loss)	0.70	(0.69)	2.80	2.88	4.22	(1.15)
Total from Investment Operations	0.84	(0.35)	3.07	3.20	4.53	(0.82)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.32)	(0.28)	(0.32)	(0.34)	(0.33)
Distributions (from capital gains)	(1.33)	(1.31)	(0.86)	(0.81)	(0.41)	(0.78)
Total Dividends and Distributions	(1.47)	(1.63)	(1.14)	(1.13)	(0.75)	(1.11)
Net Asset Value, End of Period	$28.32	$28.95	$30.93	$29.00	$26.93	$23.15
Total Return*	2.83%	(1.25)%	10.78%	12.30%	19.84%	(3.57)%
Net Assets, End of Period (in thousands)	$1,435,594	$1,267,034	$996,498	$708,673	$538,591	$435,691
Average Net Assets for the Period (in thousands)	$1,361,188	$1,175,456	$874,136	$597,677	$491,552	$463,476
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.66%	1.61%	1.68%	1.70%	1.72%	1.65%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.66%	1.61%	1.68%	1.70%	1.72%	1.65%
Ratio of Net Investment Income/(Loss)	1.00%	1.10%	0.88%	0.90%	1.13%	1.29%
Portfolio Turnover Rate	39%	75%	72%	78%	84%	94%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

28	MARCH 31, 2016

Janus Balanced Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$29.17	$31.14	$29.15	$27.03	$23.19	$25.10
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.28(1)	0.61(1)	0.56(1)	0.56	0.56	0.56
Net realized and unrealized gain/(loss)	0.71	(0.69)	2.82	2.92	4.23	(1.15)
Total from Investment Operations	0.99	(0.08)	3.38	3.48	4.79	(0.59)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	(0.58)	(0.53)	(0.55)	(0.54)	(0.54)
Distributions (from capital gains)	(1.33)	(1.31)	(0.86)	(0.81)	(0.41)	(0.78)
Total Dividends and Distributions	(1.59)	(1.89)	(1.39)	(1.36)	(0.95)	(1.32)
Net Asset Value, End of Period	$28.57	$29.17	$31.14	$29.15	$27.03	$23.19
Total Return*	3.32%	(0.38)%	11.86%	13.40%	21.03%	(2.69)%
Net Assets, End of Period (in thousands)	$1,421,279	$1,382,693	$1,414,364	$1,288,565	$1,157,251	$962,089
Average Net Assets for the Period (in thousands)	$1,411,061	$1,453,548	$1,383,412	$1,212,029	$1,089,153	$1,039,223
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.73%	0.73%	0.73%	0.73%	0.72%	0.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.73%	0.73%	0.73%	0.73%	0.72%	0.72%
Ratio of Net Investment Income/(Loss)	1.93%	1.98%	1.83%	1.87%	2.13%	2.22%
Portfolio Turnover Rate	39%	75%	72%	78%	84%	94%

Class I Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$29.18	$31.15	$29.15	$27.02	$23.19	$25.09
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.29(1)	0.64(1)	0.59(1)	0.45	0.57	0.53
Net realized and unrealized gain/(loss)	0.70	(0.70)	2.83	3.05	4.22	(1.09)
Total from Investment Operations	0.99	(0.06)	3.42	3.50	4.79	(0.56)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.27)	(0.60)	(0.56)	(0.56)	(0.55)	(0.56)
Distributions (from capital gains)	(1.33)	(1.31)	(0.86)	(0.81)	(0.41)	(0.78)
Total Dividends and Distributions	(1.60)	(1.91)	(1.42)	(1.37)	(0.96)	(1.34)
Net Asset Value, End of Period	$28.57	$29.18	$31.15	$29.15	$27.02	$23.19
Total Return*	3.32%	(0.30)%	11.99%	13.47%	21.02%	(2.56)%
Net Assets, End of Period (in thousands)	$1,699,877	$1,510,302	$1,306,391	$966,885	$1,990,129	$1,631,889
Average Net Assets for the Period (in thousands)	$1,614,125	$1,482,511	$1,167,616	$1,148,507	$1,846,745	$530,094
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.66%	0.65%	0.64%	0.69%	0.69%	0.62%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.66%	0.65%	0.64%	0.69%	0.69%	0.62%
Ratio of Net Investment Income/(Loss)	2.00%	2.06%	1.92%	2.02%	2.16%	2.32%
Portfolio Turnover Rate	39%	75%	72%	78%	84%	94%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	29

Janus Balanced Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year or period ended September 30	2016	2015	2014	2013	2012(1)
Net Asset Value, Beginning of Period	$29.15	$31.11	$29.12	$27.01	$25.46
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.30(2)	0.66(2)	0.60(2)	0.77	0.17
Net realized and unrealized gain/(loss)	0.70	(0.69)	2.83	2.74	1.67
Total from Investment Operations	1.00	(0.03)	3.43	3.51	1.84
Less Dividends and Distributions:
Dividends (from net investment income)	(0.28)	(0.62)	(0.58)	(0.59)	(0.29)
Distributions (from capital gains)	(1.33)	(1.31)	(0.86)	(0.81)	—
Total Dividends and Distributions	(1.61)	(1.93)	(1.44)	(1.40)	(0.29)
Net Asset Value, End of Period	$28.54	$29.15	$31.11	$29.12	$27.01
Total Return*	3.37%	(0.20)%	12.03%	13.52%	7.25%
Net Assets, End of Period (in thousands)	$1,823,452	$1,709,643	$1,648,665	$1,432,413	$7,610
Average Net Assets for the Period (in thousands)	$1,763,388	$1,751,330	$1,532,107	$1,029,152	$483
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.58%	0.58%	0.58%	0.58%	0.82%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.58%	0.58%	0.58%	0.58%	0.77%
Ratio of Net Investment Income/(Loss)	2.08%	2.14%	1.98%	1.89%	2.98%
Portfolio Turnover Rate	39%	75%	72%	78%	84%

Class R Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$29.02	$30.99	$29.03	$26.95	$23.15	$25.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.19(2)	0.43(2)	0.37(2)	0.40	0.41	0.41
Net realized and unrealized gain/(loss)	0.70	(0.68)	2.82	2.89	4.22	(1.15)
Total from Investment Operations	0.89	(0.25)	3.19	3.29	4.63	(0.74)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.18)	(0.41)	(0.37)	(0.40)	(0.42)	(0.41)
Distributions (from capital gains)	(1.33)	(1.31)	(0.86)	(0.81)	(0.41)	(0.78)
Total Dividends and Distributions	(1.51)	(1.72)	(1.23)	(1.21)	(0.83)	(1.19)
Net Asset Value, End of Period	$28.40	$29.02	$30.99	$29.03	$26.95	$23.15
Total Return*	2.99%	(0.94)%	11.20%	12.68%	20.32%	(3.28)%
Net Assets, End of Period (in thousands)	$287,471	$281,398	$309,887	$279,905	$235,356	$156,098
Average Net Assets for the Period (in thousands)	$286,233	$297,615	$296,348	$258,708	$202,808	$150,156
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.33%	1.31%	1.33%	1.33%	1.33%	1.33%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.33%	1.31%	1.33%	1.33%	1.33%	1.33%
Ratio of Net Investment Income/(Loss)	1.33%	1.39%	1.23%	1.27%	1.51%	1.62%
Portfolio Turnover Rate	39%	75%	72%	78%	84%	94%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from May 31, 2012 (inception date) through September 30, 2012.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

30	MARCH 31, 2016

Janus Balanced Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$29.12	$31.09	$29.11	$27.01	$23.19	$25.11
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.23(1)	0.50(1)	0.45(1)	0.47	0.47	0.47
Net realized and unrealized gain/(loss)	0.70	(0.68)	2.83	2.90	4.23	(1.15)
Total from Investment Operations	0.93	(0.18)	3.28	3.37	4.70	(0.68)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.48)	(0.44)	(0.46)	(0.47)	(0.46)
Distributions (from capital gains)	(1.33)	(1.31)	(0.86)	(0.81)	(0.41)	(0.78)
Total Dividends and Distributions	(1.54)	(1.79)	(1.30)	(1.27)	(0.88)	(1.24)
Net Asset Value, End of Period	$28.51	$29.12	$31.09	$29.11	$27.01	$23.19
Total Return*	3.12%	(0.71)%	11.49%	12.97%	20.60%	(3.03)%
Net Assets, End of Period (in thousands)	$702,186	$750,461	$837,505	$837,535	$789,572	$614,608
Average Net Assets for the Period (in thousands)	$726,595	$828,503	$844,760	$811,115	$722,713	$664,970
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.08%	1.08%	1.08%	1.08%	1.08%	1.08%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.08%	1.07%	1.08%	1.08%	1.08%	1.08%
Ratio of Net Investment Income/(Loss)	1.58%	1.63%	1.47%	1.52%	1.77%	1.86%
Portfolio Turnover Rate	39%	75%	72%	78%	84%	94%

Class T Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$29.15	$31.12	$29.13	$27.02	$23.19	$25.10
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.27(1)	0.58(1)	0.53(1)	0.53	0.54	0.51
Net realized and unrealized gain/(loss)	0.70	(0.69)	2.83	2.92	4.22	(1.13)
Total from Investment Operations	0.97	(0.11)	3.36	3.45	4.76	(0.62)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.25)	(0.55)	(0.51)	(0.53)	(0.52)	(0.51)
Distributions (from capital gains)	(1.33)	(1.31)	(0.86)	(0.81)	(0.41)	(0.78)
Total Dividends and Distributions	(1.58)	(1.86)	(1.37)	(1.34)	(0.93)	(1.29)
Net Asset Value, End of Period	$28.54	$29.15	$31.12	$29.13	$27.02	$23.19
Total Return*	3.25%	(0.46)%	11.77%	13.27%	20.88%	(2.78)%
Net Assets, End of Period (in thousands)	$4,907,616	$4,734,896	$4,541,805	$3,979,849	$3,548,410	$3,066,279
Average Net Assets for the Period (in thousands)	$4,889,267	$4,872,456	$4,375,206	$3,721,640	$3,387,942	$3,227,273
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.83%	0.83%	0.83%	0.83%	0.83%	0.83%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.83%	0.82%	0.82%	0.83%	0.83%	0.83%
Ratio of Net Investment Income/(Loss)	1.83%	1.89%	1.73%	1.77%	2.02%	2.11%
Portfolio Turnover Rate	39%	75%	72%	78%	84%	94%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	31

Janus Balanced Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Balanced Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from

32	MARCH 31, 2016

Janus Balanced Fund

Notes to Financial Statements (unaudited)

the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Janus Investment Fund	33

Janus Balanced Fund

Notes to Financial Statements (unaudited)

The Fund did not hold a significant amount of Level 3 securities as of March 31, 2016.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $139,913,861 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends of net investment income are generally declared and distributed quarterly, and realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It

34	MARCH 31, 2016

Janus Balanced Fund

Notes to Financial Statements (unaudited)

is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2016 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

Janus Investment Fund	35

Janus Balanced Fund

Notes to Financial Statements (unaudited)

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended March 31, 2016, the average ending monthly currency value amounts on sold forward currency contracts is $73,536,700.

36	MARCH 31, 2016

Janus Balanced Fund

Notes to Financial Statements (unaudited)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of March 31, 2016.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of March 31, 2016

Currency Contracts
Asset Derivatives:
Forward currency contracts	$57,847

Liability Derivatives:
Forward currency contracts	$450,417

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2016.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended March 31, 2016

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Investments and foreign currency transactions	$5,310,091

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Investments, foreign currency translations and non-interested Trustees' deferred compensation	$(1,321,375)

Please see the Fund’s Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the

Janus Investment Fund	37

Janus Balanced Fund

Notes to Financial Statements (unaudited)

financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. One or more countries may abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of March 31, 2016.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

38	MARCH 31, 2016

Janus Balanced Fund

Notes to Financial Statements (unaudited)

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact the Fund’s yield and your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Janus Investment Fund	39

Janus Balanced Fund

Notes to Financial Statements (unaudited)

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of March 31, 2016” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets
Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Credit Suisse International	$ 21,101	$ -	$ -	$ 21,101
JPMorgan Chase & Co.	18,261	(18,261)	-	-
RBC Capital Markets Corp.	18,485	-	-	18,485
Total	$ 57,847	$ (18,261)	$ -	$ 39,586
Offsetting of Financial Liabilities and Derivative Liabilities
Counterparty	Gross Amounts of Recognized Liabilities	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Bank of America	$ 61,048	$ -	$ -	$ 61,048
HSBC Securities (USA), Inc.	290,991	-	-	290,991
JPMorgan Chase & Co.	98,378	(18,261)	-	80,117
Total	$ 450,417	$ (18,261)	$ -	$ 432,156

(a) Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund may segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real

40	MARCH 31, 2016

Janus Balanced Fund

Notes to Financial Statements (unaudited)

estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.55%.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.68%. Janus Capital has agreed to continue the waiver until at least February 1, 2017. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Janus Investment Fund	41

Janus Balanced Fund

Notes to Financial Statements (unaudited)

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

42	MARCH 31, 2016

Janus Balanced Fund

Notes to Financial Statements (unaudited)

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $367,532 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2016. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $92,975 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2016.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2016 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2016, Janus Distributors retained upfront sales charges of $284,598.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended March 31, 2016, redeeming shareholders of Class A Shares paid CDSCs of $910 to Janus Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption

Janus Investment Fund	43

Janus Balanced Fund

Notes to Financial Statements (unaudited)

of the Class C Shares redeemed. During the period ended March 31, 2016, redeeming shareholders of Class C Shares paid CDSCs of $122,161.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended March 31, 2016, the Fund engaged in cross trades amounting to $38,324,100 in purchases and $50,235,004 in sales, resulting in a net realized gain of $1,386,413. The net realized gain is included in “Investments and foreign currency transactions” within the “Net Realized and Unrealized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 11,639,803,595	$1,793,123,738	$(123,352,982)	$ 1,669,770,756

44	MARCH 31, 2016

Janus Balanced Fund

Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended March 31, 2016		Year ended September 30, 2015
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	7,540,555	$218,094,150	12,097,676	$ 372,516,617
Reinvested dividends and distributions	1,594,274	46,153,794	1,469,070	44,120,078
Shares repurchased	(4,950,636)	(142,534,401)	(7,250,610)	(223,598,056)
Net Increase/(Decrease)	4,184,193	$121,713,543	6,316,136	$ 193,038,639
Class C Shares:
Shares sold	9,484,202	$272,507,838	16,000,004	$ 490,276,478
Reinvested dividends and distributions	1,909,546	54,955,219	1,502,054	44,857,576
Shares repurchased	(4,464,756)	(127,852,070)	(5,952,341)	(181,664,624)
Net Increase/(Decrease)	6,928,992	$199,610,987	11,549,717	$ 353,469,430
Class D Shares:
Shares sold	2,250,189	$ 65,056,908	4,067,346	$ 125,773,675
Reinvested dividends and distributions	2,541,655	73,705,754	2,809,173	84,527,872
Shares repurchased	(2,431,785)	(70,437,427)	(4,901,017)	(151,337,415)
Net Increase/(Decrease)	2,360,059	$ 68,325,235	1,975,502	$ 58,964,132
Class I Shares:
Shares sold	14,902,013	$431,032,573	21,361,492	$ 662,059,843
Reinvested dividends and distributions	2,366,578	68,620,574	2,256,661	67,896,243
Shares repurchased	(9,530,570)	(276,063,499)	(13,803,536)	(426,116,068)
Net Increase/(Decrease)	7,738,021	$223,589,648	9,814,617	$ 303,840,018
Class N Shares:
Shares sold	5,607,337	$160,471,002	8,759,193	$ 271,098,349
Reinvested dividends and distributions	3,280,549	95,023,652	3,487,239	104,838,341
Shares repurchased	(3,645,488)	(105,694,681)	(6,589,553)	(202,636,579)
Net Increase/(Decrease)	5,242,398	$149,799,973	5,656,879	$ 173,300,111
Class R Shares:
Shares sold	1,293,026	$ 37,183,447	2,518,350	$ 77,276,119
Reinvested dividends and distributions	456,374	13,169,120	499,593	14,956,932
Shares repurchased	(1,323,192)	(38,241,737)	(3,321,095)	(101,980,394)
Net Increase/(Decrease)	426,208	$ 12,110,830	(303,152)	$ (9,747,343)
Class S Shares:
Shares sold	2,191,293	$ 63,090,094	4,943,832	$ 152,709,412
Reinvested dividends and distributions	1,293,699	37,458,194	1,564,920	47,004,547
Shares repurchased	(4,624,382)	(135,363,022)	(7,677,565)	(236,393,817)
Net Increase/(Decrease)	(1,139,390)	$ (34,814,734)	(1,168,813)	$ (36,679,858)
Class T Shares:
Shares sold	20,594,645	$598,079,613	41,642,121	$1,285,255,099
Reinvested dividends and distributions	8,885,179	257,406,628	9,239,410	277,727,824
Shares repurchased	(19,933,861)	(574,271,284)	(34,421,128)	(1,059,884,014)
Net Increase/(Decrease)	9,545,963	$281,214,957	16,460,403	$ 503,098,909

7. Purchases and Sales of Investment Securities

For the period ended March 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$3,591,042,636	$2,979,310,942	$ 1,976,995,244	$ 2,097,164,856

Janus Investment Fund	45

Janus Balanced Fund

Notes to Financial Statements (unaudited)

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2016 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

46	MARCH 31, 2016

Janus Balanced Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2015, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2016 through January 1 or February 1, 2017, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee

Janus Investment Fund	47

Janus Balanced Fund

Additional Information (unaudited)

for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2015, approximately 70% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2015, approximately 61% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

48	MARCH 31, 2016

Janus Balanced Fund

Additional Information (unaudited)

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	49

Janus Balanced Fund

Additional Information (unaudited)

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and INTECH had taken or were taking to improve performance.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and in the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

50	MARCH 31, 2016

Janus Balanced Fund

Additional Information (unaudited)

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	51

Janus Balanced Fund

Additional Information (unaudited)

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers,

52	MARCH 31, 2016

Janus Balanced Fund

Additional Information (unaudited)

was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 14% below the mean total expenses of their respective Broadridge Expense Group peers and 24% below the mean total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 19% below the mean for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the mean total expenses for its Broadridge Expense Group peers and to mean total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) by one estimation methodology, the fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to the estimated fee margins in the industry and relative to estimated fee margins of fund managers using Janus Capital as a subadviser.

The Trustees considered the fees for each Fund for its fiscal year ended in 2014, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Investment Fund	53

Janus Balanced Fund

Additional Information (unaudited)

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

54	MARCH 31, 2016

Janus Balanced Fund

Additional Information (unaudited)

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for one share class. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Investment Fund	55

Janus Balanced Fund

Additional Information (unaudited)

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

56	MARCH 31, 2016

Janus Balanced Fund

Additional Information (unaudited)

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services

Janus Investment Fund	57

Janus Balanced Fund

Additional Information (unaudited)

provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant provided an analysis of economies of scale, which included discussion of analysis from prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 85% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 80% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

58	MARCH 31, 2016

Janus Balanced Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	59

Janus Balanced Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

60	MARCH 31, 2016

Janus Balanced Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	61

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0516-1626				125-24-93037 05-16

SEMIANNUAL REPORT March 31, 2016

Janus Contrarian Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Contrarian Fund

Janus Contrarian Fund (unaudited)

FUND SNAPSHOT

We believe a bottom-up process focused on non-consensus, contrarian investment ideas, will drive strong risk-adjusted returns over time. Through our deep fundamental analysis, we seek to identify underfollowed, underappreciated and undervalued businesses experiencing significant, positive change at the company, industry and/or market sentiment level.

Dan Kozlowski portfolio manager

PERFORMANCE OVERVIEW

For the six-month period ending March 31, 2016, the Fund’s Class T Shares generated a return of -0.62% versus a return of 8.49% for the S&P 500® Index, the Fund's benchmark.

INVESTMENT ENVIRONMENT

U.S. indices rallied early in the period, continuing their recovery from the summer sell-off. Volatility returned in November as corporate earnings, in aggregate, were subdued and manufacturing data weighed on sentiment. Monetary policy again influenced markets in December as the Federal Reserve (Fed) raised interest rates for the first time in nearly a decade. Weak manufacturing data and an underwhelming holiday shopping season caused some to question whether the U.S. economy was sufficiently healthy to merit the cadence of rate hikes that the Fed had projected. As the calendar turned to 2016, worries re-emerged about the trajectory of the global economy. Crude oil prices resumed their slide, plummeting to levels not seen in over a decade. Stocks also fell, once again entering correction territory. However, stocks rallied again toward the end of the period as investors began to price in the expectation that the Fed would lower its expected rate hike trajectory.

PERFORMANCE DISCUSSION

The Fund underperformed its benchmark, the S&P 500® Index, during the period. As part of our contrarian investment mandate, we seek companies that are undergoing a structural change in their business or industry that has gone unrecognized by the market, but we believe should positively reshape the company’s destiny, and stock performance, over time. These stocks are generally out of favor with investors, but if we correctly identify the changing dynamics at work within these companies or industries, the stocks in our portfolio have the potential to move from being out of favor to in favor as the company executes its turnaround. Our long-term performance ultimately should be driven by our ability to correctly identify companies that are early in the process of undergoing dramatic changes. While disappointed with our performance during the period, many of our largest detractors were impacted by negative sentiment surrounding the industries in which they operate. The specific turnarounds and positive changes we believe are underway for most of these companies continue to take shape and our thesis for owning these stocks remains intact.

Our leading detractor, Endo International, was impacted by negative sentiment surrounding the specialty pharmaceutical industry. Questionable accounting and drug pricing tactics at one of the largest and most well-known specialty pharmaceutical companies, which we do not own, has cast a shadow over all specialty pharmaceutical companies, and this impacted our holdings. While Endo was also impacted by company-specific headwinds, we believe the sell-off was magnified due to negative sentiment tied to the entire industry.

Endo International was impacted when it had to increase its liability provision for cases related to one of its products. This was a legacy issue that was created during the tenure of former management, and we think the stock overcorrected on the news. Looking ahead, the company stands to benefit from a new product that launched in early 2016: Belbuca is a Schedule-3 opioid that was recently approved by the FDA for use in chronic pain. Unlike many other opioids, Belbuca is less easily abused, and therefore does not require handwritten prescriptions from doctors, but can instead be refilled automatically. We believe these qualities will appeal to both doctors and patients.

Indivior PLC. also detracted. The specialty pharmaceutical company’s shares suffered as Indivior went to trial with generic drug firms over the patents behind its leading product, Suboxone, which is used in the treatment of opioid addiction. The FDA’s rejection of an intranasal spray Indivior was developing to treat suspected opioid

Janus Investment Fund	1

Janus Contrarian Fund (unaudited)

overdose also weighed on the stock early in the period. We exited the position.

Another detractor from performance during the period was Knowles Corp., a global supplier of micro-acoustics used in smart phones, hearing aids and other applications. We bought the position after the company was spun out of Dover, which we felt would give management more control over its own destiny. The company’s share price has suffered from declining smart phone sales during the period, including sales of the Apple iPhone 6s, for which Knowles is a significant supplier. In addition, Knowles’ acquisition of Audience Inc. early in 2015 has not produced expected results. We continue to hold our shares due to the stock’s attractive valuation, its position as a major supplier to Apple, and its dominance in the hearing aid market, which we believe is poised to grow strongly in 2016 and beyond.

While some of our detractors had a large impact on performance, we were pleased by the results of many other companies in the portfolio. Mattel was our largest contributor. Better-than-expected earnings results from the fourth quarter of 2015, the key quarter of the year for toy companies such as Mattel, helped drive the stock. Some of Mattel’s new products introduced at an industry toy fair were also well received, providing another indication that the company’s new management team is reinvigorating the culture and improving innovation among its toys. In particular, we have been impressed by the way Mattel has innovated around its Barbie brand.

United Continental was another contributor. The company announced it would increase share buybacks, which provided more evidence of the company’s ability to increase cash flow. Our basic thesis for United remains intact. Large carriers such as United benefit from industry consolidation, which has given large carriers pricing power for the first time in decades. United is also early in the timeline of integrating Continental compared with other airlines that have conducted large mergers or acquisitions, and should benefit from that integration going forward. We also believe the company’s new CEO will unify the company and create value going forward.

Dollar Tree also contributed to performance during the period. We think the company, which recently acquired Family Dollar, will benefit from industry consolidation. We like the company’s new store opportunities, as well as what we view to be its proven management and stability.

Please see the Derivative Instruments section in the "Notes to Financial Statements" for a discussion of derivatives used by the Fund.

OUTLOOK

Slow economic growth, falling oil prices, pressure in high yield markets and questions about the consequences of negative rates in some areas of the world have led to a fear-driven market in recent months. In such an environment, companies that have had a fair amount of negative sentiment around them are unlikely to be embraced by the market.

We think many of the fears in today’s market are unfounded. Economic growth is far from robust, but the global economy is a far cry from where it was in 2008. The U.S. consumer remains strong, wages are slowly rising, and cheap oil is a benefit to consumers and many businesses, though it will take time for those benefits to work their way through the economy. Meanwhile, the concerns that caused market turbulence at the beginning of the year are well understood. As those concerns are digested and the market receives more confirmation that the global economy is not falling off a cliff, we think the market will embrace some of the value-oriented stocks we tend to invest in.

If markets remain slow to embrace such companies, it simply means those companies need to demonstrate that the positive changes we believe are underway are leading to a real impact on the bottom line. For the companies we hold, we are confident this progression will take place. As we mentioned earlier, for the majority of our holdings, our thesis for owning them remains intact. We’ve seen a number of these companies announce large share buybacks or seen management teams conduct insider buying, which points to their own confidence in the underlying improvements. We look forward to seeing how these changes play out the rest of the year.

Thank you for your investment in Janus Contrarian Fund.

2	MARCH 31, 2016

Janus Contrarian Fund (unaudited)

Fund At A Glance

March 31, 2016

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Mattel, Inc.	3.16%	Endo International PLC	-5.12%
	United Continental Holdings, Inc.	1.37%	Knowles Corp.	-1.64%
	Dollar Tree, Inc.	0.94%	Indivior PLC	-0.84%
	Wendy's Co.	0.76%	Platform Specialty Products Corp.	-0.73%
	Trimble Navigation, Ltd.	0.60%	St Joe Co.	-0.67%

	5 Top Performers - Sectors*
			Fund Weighting	S&P 500® Index
		Fund Contribution	(Average % of Equity)	Weighting
	Consumer Discretionary	2.85%	22.16%	12.94%
	Energy	0.43%	5.37%	6.80%
	Industrials	0.13%	13.53%	10.10%
	Utilities	-0.25%	0.00%	3.14%
	Other**	-0.38%	0.94%	0.00%

	5 Bottom Performers - Sectors*
			Fund Weighting	S&P 500® Index
		Fund Contribution	(Average % of Equity)	Weighting
	Health Care	-6.77%	14.61%	14.73%
	Information Technology	-2.72%	13.89%	20.65%
	Financials	-0.99%	15.17%	16.14%
	Materials	-0.70%	11.75%	2.81%
	Consumer Staples	-0.40%	2.57%	10.16%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Contrarian Fund (unaudited)

Fund At A Glance

March 31, 2016

5 Largest Equity Holdings - (% of Net Assets)
United Continental Holdings, Inc.
Airlines	9.5%
St Joe Co.
Real Estate Management & Development	6.0%
Mattel, Inc.
Leisure Products	5.9%
Knowles Corp.
Electronic Equipment, Instruments & Components	4.5%
Dollar Tree, Inc.
Multiline Retail	4.3%
30.2%

Asset Allocation - (% of Net Assets)
Common Stocks	94.6%
Investment Companies	13.7%
Other	(8.3)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2016	As of September 30, 2015

4	MARCH 31, 2016

Janus Contrarian Fund (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2016						per the January 28, 2016 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	-0.67%	-17.18%	6.81%	4.22%	6.18%	1.13%
Class A Shares at MOP	-6.37%	-21.95%	5.56%	3.61%	5.79%
Class C Shares at NAV	-1.10%	-17.86%	5.96%	3.39%	5.37%	1.89%
Class C Shares at CDSC	-2.06%	-18.66%	5.96%	3.39%	5.37%
Class D Shares(1)	-0.56%	-17.03%	7.01%	4.42%	6.35%	0.95%
Class I Shares	-0.55%	-16.98%	7.07%	4.36%	6.32%	0.86%
Class R Shares	-0.85%	-17.51%	6.38%	3.78%	5.72%	1.54%
Class S Shares	-0.72%	-17.31%	6.65%	4.05%	5.99%	1.29%
Class T Shares	-0.62%	-17.09%	6.91%	4.36%	6.32%	1.04%
S&P 500® Index	8.49%	1.78%	11.58%	7.01%	4.58%
Morningstar Quartile - Class T Shares	-	4th	3rd	4th	3rd
Morningstar Ranking - based on total returns for Mid-Cap Blend Funds	-	422/441	275/376	258/309	132/184

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Janus Investment Fund	5

Janus Contrarian Fund (unaudited)

Performance

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund's commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund's prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2016 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – February 29, 2000

(1) Closed to certain new investors.

6	MARCH 31, 2016

Janus Contrarian Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/15)	Ending Account Value (3/31/16)	Expenses Paid During Period (10/1/15 - 3/31/16)†	Beginning Account Value (10/1/15)	Ending Account Value (3/31/16)	Expenses Paid During Period (10/1/15 - 3/31/16)†	Net Annualized Expense Ratio (10/1/15 - 3/31/16)
Class A Shares	$1,000.00	$993.30	$4.73	$1,000.00	$1,020.25	$4.80	0.95%
Class C Shares	$1,000.00	$989.00	$8.55	$1,000.00	$1,016.40	$8.67	1.72%
Class D Shares	$1,000.00	$994.40	$3.74	$1,000.00	$1,021.25	$3.79	0.75%
Class I Shares	$1,000.00	$994.50	$3.44	$1,000.00	$1,021.55	$3.49	0.69%
Class R Shares	$1,000.00	$991.50	$6.57	$1,000.00	$1,018.40	$6.66	1.32%
Class S Shares	$1,000.00	$992.80	$5.38	$1,000.00	$1,019.60	$5.45	1.08%
Class T Shares	$1,000.00	$993.80	$4.14	$1,000.00	$1,020.85	$4.19	0.83%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Contrarian Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares		Value
Common Stocks – 94.6%
Airlines – 10.5%
American Airlines Group, Inc.	719,202	$29,494,474
United Continental Holdings, Inc.*,#	4,717,101	282,663,781
		312,158,255
Biotechnology – 0.5%
HLS Therapeutics, Inc.ß	1,935,741	13,233,433
Capital Markets – 2.1%
E*TRADE Financial Corp.*	2,536,681	62,123,318
Chemicals – 6.7%
Air Products & Chemicals, Inc.	687,359	99,014,064
EI du Pont de Nemours & Co.	353,654	22,393,371
Platform Specialty Products Corp.*,#	8,995,225	77,358,935
		198,766,370
Commercial Banks – 1.2%
Citizens Financial Group, Inc.	1,667,657	34,937,414
Communications Equipment – 3.9%
Motorola Solutions, Inc.	1,544,702	116,933,941
Construction & Engineering – 1.1%
Quanta Services, Inc.*	1,507,298	34,004,643
Construction Materials – 1.3%
Vulcan Materials Co.	369,456	39,003,470
Consumer Finance – 2.0%
Synchrony Financial*	2,113,522	60,573,540
Containers & Packaging – 5.9%
Ball Corp.#	1,102,700	78,611,483
Crown Holdings, Inc.*	1,951,789	96,789,216
		175,400,699
Electronic Equipment, Instruments & Components – 10.1%
Knowles Corp.*,#,£	10,018,595	132,045,082
Trimble Navigation, Ltd.*	2,312,140	57,341,072
Zebra Technologies Corp. - Class A*	1,610,511	111,125,259
		300,511,413
Hotels, Restaurants & Leisure – 6.0%
Norwegian Cruise Line Holdings, Ltd.*	830,482	45,917,350
Popeyes Louisiana Kitchen, Inc.*	639,235	33,278,574
Wendy's Co.	8,953,985	97,508,897
		176,704,821
Household Products – 2.1%
Energizer Holdings, Inc.	1,526,038	61,819,799
Internet & Catalog Retail – 3.2%
Lands' End, Inc.*,#,£	3,686,652	94,046,493
Leisure Products – 5.9%
Mattel, Inc.#	5,237,682	176,090,869
Media – 2.4%
News Corp. - Class A	5,555,609	70,945,127
Multiline Retail – 4.3%
Dollar Tree, Inc.*	1,555,401	128,258,366
Oil, Gas & Consumable Fuels – 7.4%
Canadian Natural Resources, Ltd. (U.S. Shares)	1,102,249	29,760,723
Enterprise Products Partners LP	5,152,076	126,844,111
MPLX LP#	2,134,296	63,367,248
		219,972,082
Personal Products – 2.8%
Edgewell Personal Care Co.	768,230	61,865,562
Herbalife, Ltd.*,#	356,786	21,963,746
		83,829,308
Pharmaceuticals – 6.3%
Endo International PLC*	2,416,257	68,017,635
Mallinckrodt PLC*,#	1,939,500	118,852,560
		186,870,195

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2016

Janus Contrarian Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares		Value
Common Stocks – (continued)
Real Estate Investment Trusts (REITs) – 1.6%
Colony Starwood Homesß	133,780	$2,979,949
Gramercy Property Trust#	2,728,216	23,053,425
Seritage Growth Properties#	424,579	21,216,213
		47,249,587
Real Estate Management & Development – 6.3%
Colony American Homes Holdings III LP§	1,377,158	7,240,408
St Joe Co.*,£	10,451,593	179,244,820
		186,485,228
Specialty Retail – 0.5%
Advance Auto Parts, Inc.	95,440	15,302,850
Textiles, Apparel & Luxury Goods – 0.5%
Cie Financiere Richemont SA	221,170	14,622,715
Total Common Stocks (cost $2,743,630,131)		2,809,843,936
Investment Companies – 13.7%
Investments Purchased with Cash Collateral from Securities Lending – 9.8%
Janus Cash Collateral Fund LLC, 0.4107%ºº,£	291,690,543	291,690,543
Money Markets – 3.9%
Janus Cash Liquidity Fund LLC, 0.3874%ºº,£	113,621,867	113,621,867
Total Investment Companies (cost $405,312,410)		405,312,410
Total Investments (total cost $3,148,942,541) – 108.3%		3,215,156,346
Liabilities, net of Cash, Receivables and Other Assets – (8.3)%		(245,471,733)
Net Assets – 100%		$2,969,684,613

Summary of Investments by Country - (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities
United States	$3,170,772,908	98.6%
Canada	29,760,723	0.9
Switzerland	14,622,715	0.5

Total	$3,215,156,346	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Contrarian Fund

Notes to Schedule of Investments and Other Information (unaudited)

S&P 500® Index	Measures broad U.S. equity performance.

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

ß	Security is illiquid.

ºº	Rate shown is the 7-day yield as of March 31, 2016.

#	Loaned security; a portion of the security is on loan at March 31, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2016. Unless otherwise indicated, all information in the table is for the period ended March 31, 2016.

Share			Share
Balance			Balance	Realized	Dividend	Value
at 9/30/15	Purchases	Sales	at 3/31/16	Gain/(Loss)	Income	at 3/31/16

Janus Cash Collateral Fund LLC
415,772,916	875,423,785	(999,506,158)	291,690,543	$—	$2,910,732(1)	$291,690,543
Janus Cash Liquidity Fund LLC
60,690,937	497,697,780	(444,766,850)	113,621,867	—	43,467	113,621,867
Knowles Corp.
10,018,595	—	—	10,018,595	—	—	132,045,082
Lands' End, Inc.
3,686,652	—	—	3,686,652	—	—	94,046,493
St Joe Co.
10,451,593	—	—	10,451,593	—	—	179,244,820

Total				$—	$2,954,199	$810,648,805

(1) Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted and Illiquid Securities (as of March 31, 2016)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Colony American Homes Holdings III LP	1/30/13	$9,522,375	$7,240,408	0.2%

The Fund has registration rights for certain restricted securities held as of March 31, 2016. The issuer incurs all registration costs.

10	MARCH 31, 2016

Janus Contrarian Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of March 31, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks
Biotechnology	$ -	$ -	$ 13,233,433
Real Estate Investment Trusts (REITs)	44,269,638	2,979,949	-
Real Estate Management & Development	179,244,820	-	7,240,408
All Other	2,562,875,688	-	-

Investment Companies	-	405,312,410	-
Total Assets	$ 2,786,390,146	$ 408,292,359	$ 20,473,841

Janus Investment Fund	11

Janus Contrarian Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2016

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$3,148,942,541
Unaffiliated investments, at value(1)	2,404,507,541
Affiliated investments, at value(2)	810,648,805
Non-interested Trustees' deferred compensation	56,975
Receivables:
Investments sold	78,384,247
Dividends	2,356,238
Foreign tax reclaims	547,925
Fund shares sold	348,325
Dividends from affiliates	22,411
Other assets	27,359
Total Assets	3,296,899,826
Liabilities:
Due to custodian	7,951
Collateral for securities loaned (Note 3)	291,690,543
Payables:	—
Investments purchased	30,699,252
Fund shares repurchased	2,667,658
Advisory fees	1,131,362
Transfer agent fees and expenses	514,586
12b-1 Distribution and shareholder servicing fees	66,257
Non-interested Trustees' deferred compensation fees	56,975
Fund administration fees	23,610
Non-interested Trustees' fees and expenses	20,933
Professional fees	15,368
Custodian fees	367
Accrued expenses and other payables	320,351
Total Liabilities	327,215,213
Net Assets	$2,969,684,613

See Notes to Financial Statements.

12	MARCH 31, 2016

Janus Contrarian Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2016

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,908,113,587
Undistributed net investment income/(loss)	(8,242,366)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	3,584,345
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	66,229,047
Total Net Assets	$2,969,684,613
Net Assets - Class A Shares	$73,850,733
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,124,555
Net Asset Value Per Share(3)	$17.91
Maximum Offering Price Per Share(4)	$19.00
Net Assets - Class C Shares	$57,553,722
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,366,061
Net Asset Value Per Share(3)	$17.10
Net Assets - Class D Shares	$1,879,520,648
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	104,679,014
Net Asset Value Per Share	$17.96
Net Assets - Class I Shares	$139,047,214
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,742,859
Net Asset Value Per Share	$17.96
Net Assets - Class R Shares	$1,154,161
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	65,521
Net Asset Value Per Share	$17.62
Net Assets - Class S Shares	$4,261,657
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	237,881
Net Asset Value Per Share	$17.92
Net Assets - Class T Shares	$814,296,478
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	45,377,235
Net Asset Value Per Share	$17.95

(1) Includes $138,393,649 of securities on loan. See Note 3 in Notes to Financial Statements.

(2) Includes $144,893,448 of securities on loan. See Note 3 in Notes to Financial Statements.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Contrarian Fund

Statement of Operations (unaudited)

For the period ended March 31, 2016

Investment Income:
Dividends	$13,266,976
Affiliated securities lending income, net	2,910,732
Dividends from affiliates	43,467
Other income	119
Foreign tax withheld	(28,983)
Total Investment Income	16,192,311
Expenses:
Advisory fees	8,289,912
12b-1Distribution and shareholder servicing fees:
Class A Shares	106,636
Class C Shares	335,354
Class R Shares	3,186
Class S Shares	5,440
Transfer agent administrative fees and expenses:
Class D Shares	1,144,620
Class R Shares	1,648
Class S Shares	5,440
Class T Shares	1,078,628
Transfer agent networking and omnibus fees:
Class A Shares	40,796
Class C Shares	35,617
Class I Shares	70,450
Other transfer agent fees and expenses:
Class A Shares	4,625
Class C Shares	4,578
Class D Shares	228,382
Class I Shares	3,925
Class R Shares	46
Class S Shares	42
Class T Shares	6,077
Shareholder reports expense	303,274
Short sale fees and expenses	145,042
Registration fees	140,245
Fund administration fees	129,860
Professional fees	56,429
Non-interested Trustees’ fees and expenses	40,326
Custodian fees	10,490
Other expenses	138,124
Total Expenses	12,329,192
Less: Excess Expense Reimbursement	(28,260)
Net Expenses	12,300,932
Net Investment Income/(Loss)	3,891,379
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	21,073,060
Futures contracts	12,644,809
Short sales	(2,900,907)
Total Net Realized Gain/(Loss) on Investments	30,816,962
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	(55,622,227)
Short sales	611,649
Total Change in Unrealized Net Appreciation/Depreciation	(55,010,578)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(20,302,237)

See Notes to Financial Statements.

14	MARCH 31, 2016

Janus Contrarian Fund

Statements of Changes in Net Assets

	Period ended March 31, 2016 (unaudited)	Year ended September 30, 2015

Operations:
Net investment income/(loss)	$3,891,379	$12,998,965
Net realized gain/(loss) on investments	30,816,962	160,115,604
Change in unrealized net appreciation/depreciation	(55,010,578)	(571,185,031)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(20,302,237)	(398,070,462)
Dividends and Distributions to Shareholders:
Class A Shares	(135,948)	(278,953)
Class D Shares	(8,325,547)	(7,604,912)
Class I Shares	(767,878)	(1,718,839)
Class S Shares	—	(4,683)
Class T Shares	(2,837,464)	(3,095,172)
Total Dividends from Net Investment Income	(12,066,837)	(12,702,559)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(2,291,347)	(10,141,868)
Class C Shares	(1,885,957)	(7,191,085)
Class D Shares	(52,530,515)	(232,877,664)
Class I Shares	(4,649,765)	(38,595,332)
Class R Shares	(38,252)	(189,010)
Class S Shares	(119,374)	(757,586)
Class T Shares	(23,781,495)	(130,435,409)
Total Distributions from Net Realized Gain from Investment Transactions	(85,296,705)	(420,187,954)
Net Decrease from Dividends and Distributions to Shareholders	(97,363,542)	(432,890,513)
Capital Share Transactions:
Class A Shares	(25,799,204)	51,320,559
Class C Shares	(17,082,192)	40,234,115
Class D Shares	(24,035,390)	67,875,084
Class I Shares	(103,979,511)	(7,300,712)
Class R Shares	(382,625)	199
Class S Shares	(162,322)	(426,557)
Class T Shares	(93,215,057)	(128,766,262)
Net Increase/(Decrease) from Capital Share Transactions	(264,656,301)	22,936,426
Net Increase/(Decrease) in Net Assets	(382,322,080)	(808,024,549)
Net Assets:
Beginning of period	3,352,006,693	4,160,031,242
End of period	$2,969,684,613	$3,352,006,693

Undistributed Net Investment Income/(Loss)	$(8,242,366)	$(66,908)

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Contrarian Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014		2013	2012	2011
Net Asset Value, Beginning of Period	$18.56	$23.11	$18.48		$13.91	$11.29	$13.97
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.01(1)	0.05(1)	0.02(1)		0.01	0.04	(0.06)
Net realized and unrealized gain/(loss)	(0.13)	(2.26)	4.61		4.65	2.58	(2.60)
Total from Investment Operations	(0.12)	(2.21)	4.63		4.66	2.62	(2.66)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	(0.06)	—(2)		(0.09)	—	(0.02)
Distributions (from capital gains)	(0.50)	(2.28)	—		—	—	—
Total Dividends and Distributions	(0.53)	(2.34)	—		(0.09)	—	(0.02)
Net Asset Value, End of Period	$17.91	$18.56	$23.11		$18.48	$13.91	$11.29
Total Return*	(0.67)%	(10.76)%	25.08%		33.67%	23.21%	(19.09)%
Net Assets, End of Period (in thousands)	$73,851	$102,425	$75,649		$25,397	$23,930	$33,491
Average Net Assets for the Period (in thousands)	$85,308	$114,845	$46,300		$24,023	$28,841	$64,181
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.95%	1.13%	1.02%		0.85%	0.91%	0.90%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.95%	1.13%	1.02%		0.85%	0.91%	0.90%
Ratio of Net Investment Income/(Loss)	0.07%	0.21%	0.10%		0.22%	0.50%	0.30%
Portfolio Turnover Rate	23%	70%	61%		66%	53%	130%
				1

Class C Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$17.79	$22.34	$18.01	$13.59	$11.12	$13.84
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.06)(1)	(0.11)(1)	(0.15)(1)	(0.28)	(0.36)	(0.34)
Net realized and unrealized gain/(loss)	(0.13)	(2.16)	4.48	4.70	2.83	(2.38)
Total from Investment Operations	(0.19)	(2.27)	4.33	4.42	2.47	(2.72)
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(0.50)	(2.28)	—	—	—	—
Total Dividends and Distributions	(0.50)	(2.28)	—	—	—	—
Net Asset Value, End of Period	$17.10	$17.79	$22.34	$18.01	$13.59	$11.12
Total Return*	(1.10)%	(11.44)%	24.04%	32.52%	22.21%	(19.65)%
Net Assets, End of Period (in thousands)	$57,554	$77,497	$56,098	$21,162	$19,148	$26,153
Average Net Assets for the Period (in thousands)	$66,301	$86,160	$34,189	$20,204	$22,509	$52,601
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.72%	1.89%	1.80%	1.70%	1.75%	1.62%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.72%	1.89%	1.80%	1.70%	1.70%	1.62%
Ratio of Net Investment Income/(Loss)	(0.70)%	(0.54)%	(0.69)%	(0.62)%	(0.29)%	(0.43)%
Portfolio Turnover Rate	23%	70%	61%	66%	53%	130%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

16	MARCH 31, 2016

Janus Contrarian Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$18.64	$23.18	$18.53	$13.98	$11.32	$14.01
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(1)	0.08(1)	0.05(1)	0.07	0.12	0.01
Net realized and unrealized gain/(loss)	(0.13)	(2.27)	4.64	4.63	2.54	(2.66)
Total from Investment Operations	(0.10)	(2.19)	4.69	4.70	2.66	(2.65)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.07)	(0.04)	(0.15)	—(2)	(0.04)
Distributions (from capital gains)	(0.50)	(2.28)	—	—	—	—
Total Dividends and Distributions	(0.58)	(2.35)	(0.04)	(0.15)	—	(0.04)
Net Asset Value, End of Period	$17.96	$18.64	$23.18	$18.53	$13.98	$11.32
Total Return*	(0.56)%	(10.63)%	25.33%	33.88%	23.51%	(18.96)%
Net Assets, End of Period (in thousands)	$1,879,521	$1,976,590	$2,382,592	$1,977,490	$1,599,671	$1,476,010
Average Net Assets for the Period (in thousands)	$1,907,700	$2,354,562	$2,258,453	$1,813,911	$1,613,932	$2,012,506
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.75%	0.95%	0.80%	0.68%	0.66%	0.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.75%	0.95%	0.80%	0.68%	0.66%	0.69%
Ratio of Net Investment Income/(Loss)	0.31%	0.35%	0.24%	0.41%	0.75%	0.55%
Portfolio Turnover Rate	23%	70%	61%	66%	53%	130%

Class I Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$18.64	$23.20	$18.55	$13.98	$11.33	$14.01
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(1)	0.10(1)	0.09(1)	0.11	0.12	(0.01)
Net realized and unrealized gain/(loss)	(0.13)	(2.28)	4.63	4.62	2.53	(2.61)
Total from Investment Operations	(0.10)	(2.18)	4.72	4.73	2.65	(2.62)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.10)	(0.07)	(0.16)	—(2)	(0.06)
Distributions (from capital gains)	(0.50)	(2.28)	—	—	—	—
Total Dividends and Distributions	(0.58)	(2.38)	(0.07)	(0.16)	—	(0.06)
Net Asset Value, End of Period	$17.96	$18.64	$23.20	$18.55	$13.98	$11.33
Total Return*	(0.55)%	(10.60)%	25.47%	34.09%	23.39%	(18.80)%
Net Assets, End of Period (in thousands)	$139,047	$248,586	$329,245	$85,000	$44,907	$58,036
Average Net Assets for the Period (in thousands)	$176,078	$382,723	$184,931	$69,116	$51,304	$115,103
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.69%	0.86%	0.74%	0.52%	0.62%	0.65%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.69%	0.86%	0.74%	0.52%	0.62%	0.65%
Ratio of Net Investment Income/(Loss)	0.29%	0.44%	0.40%	0.59%	0.80%	0.54%
Portfolio Turnover Rate	23%	70%	61%	66%	53%	130%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Contrarian Fund

Financial Highlights

Class R Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$18.27	$22.81	$18.31	$13.76	$11.21	$13.91
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.02)(1)	(0.05)(1)	(0.07)(1)	(0.16)	(0.07)	(0.11)
Net realized and unrealized gain/(loss)	(0.13)	(2.21)	4.57	4.72	2.62	(2.59)
Total from Investment Operations	(0.15)	(2.26)	4.50	4.56	2.55	(2.70)
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	(0.01)	—	—
Distributions (from capital gains)	(0.50)	(2.28)	—	—	—	—
Total Dividends and Distributions	(0.50)	(2.28)	—	(0.01)	—	—
Net Asset Value, End of Period	$17.62	$18.27	$22.81	$18.31	$13.76	$11.21
Total Return*	(0.85)%	(11.13)%	24.58%	33.12%	22.75%	(19.41)%
Net Assets, End of Period (in thousands)	$1,154	$1,592	$1,994	$1,634	$1,877	$2,506
Average Net Assets for the Period (in thousands)	$1,318	$2,031	$1,910	$1,715	$2,053	$3,679
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.32%	1.54%	1.38%	1.25%	1.24%	1.30%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.32%	1.54%	1.38%	1.25%	1.24%	1.30%
Ratio of Net Investment Income/(Loss)	(0.25)%	(0.23)%	(0.35)%	(0.18)%	0.15%	(0.07)%
Portfolio Turnover Rate	23%	70%	61%	66%	53%	130%

Class S Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$18.55	$23.09	$18.48	$13.87	$11.27	$13.96
Income/(Loss) from Investment Operations:
Net investment income/(loss)	—(1)(2)	—(1)(2)	(0.01)(1)	(0.05)	0.04	(0.11)
Net realized and unrealized gain/(loss)	(0.13)	(2.25)	4.62	4.69	2.56	(2.58)
Total from Investment Operations	(0.13)	(2.25)	4.61	4.64	2.60	(2.69)
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.01)	—	(0.03)	—	—
Distributions (from capital gains)	(0.50)	(2.28)	—	—	—	—
Total Dividends and Distributions	(0.50)	(2.29)	—	(0.03)	—	—
Net Asset Value, End of Period	$17.92	$18.55	$23.09	$18.48	$13.87	$11.27
Total Return*	(0.72)%	(10.92)%	24.95%	33.50%	23.07%	(19.27)%
Net Assets, End of Period (in thousands)	$4,262	$4,578	$6,346	$2,022	$2,598	$2,662
Average Net Assets for the Period (in thousands)	$4,352	$6,905	$5,130	$1,850	$2,688	$5,556
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.08%	1.29%	1.16%	1.00%	1.00%	1.06%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.08%	1.28%	1.15%	0.99%	0.99%	1.06%
Ratio of Net Investment Income/(Loss)	(0.02)%	0.01%	(0.05)%	0.07%	0.42%	0.11%
Portfolio Turnover Rate	23%	70%	61%	66%	53%	130%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

18	MARCH 31, 2016

Janus Contrarian Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$18.62	$23.15	$18.51	$13.96	$11.31	$14.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.02(1)	0.06(1)	0.03(1)	0.05	0.09	(0.04)
Net realized and unrealized gain/(loss)	(0.13)	(2.26)	4.64	4.63	2.56	(2.62)
Total from Investment Operations	(0.11)	(2.20)	4.67	4.68	2.65	(2.66)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.05)	(0.03)	(0.13)	—	(0.03)
Distributions (from capital gains)	(0.50)	(2.28)	—	—	—	—
Total Dividends and Distributions	(0.56)	(2.33)	(0.03)	(0.13)	—	(0.03)
Net Asset Value, End of Period	$17.95	$18.62	$23.15	$18.51	$13.96	$11.31
Total Return*	(0.62)%	(10.68)%	25.24%	33.76%	23.43%	(19.04)%
Net Assets, End of Period (in thousands)	$814,296	$940,738	$1,308,109	$985,916	$769,713	$849,035
Average Net Assets for the Period (in thousands)	$862,903	$1,252,238	$1,238,665	$894,444	$838,592	$1,474,114
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.83%	1.04%	0.89%	0.76%	0.75%	0.81%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.83%	1.02%	0.89%	0.75%	0.74%	0.81%
Ratio of Net Investment Income/(Loss)	0.21%	0.27%	0.16%	0.34%	0.67%	0.40%
Portfolio Turnover Rate	23%	70%	61%	66%	53%	130%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Contrarian Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Contrarian Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as nondiversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange

20	MARCH 31, 2016

Janus Contrarian Fund

Notes to Financial Statements (unaudited)

(“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of March 31, 2016.

Janus Investment Fund	21

Janus Contrarian Fund

Notes to Financial Statements (unaudited)

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If

22	MARCH 31, 2016

Janus Contrarian Fund

Notes to Financial Statements (unaudited)

the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2016 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Janus Investment Fund	23

Janus Contrarian Fund

Notes to Financial Statements (unaudited)

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended March 31, 2016, the average ending monthly currency value amounts on sold forward currency contracts is $14,615,782. There were no forward currency contracts held at March 31, 2016.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the

24	MARCH 31, 2016

Janus Contrarian Fund

Notes to Financial Statements (unaudited)

Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund sold futures on equity indices to decrease exposure to equity risk.

During the period ended March 31, 2016, the average ending monthly market value amounts on sold futures contracts is $0. There were no futures held at March 31, 2016.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

Janus Investment Fund	25

Janus Contrarian Fund

Notes to Financial Statements (unaudited)

During the period, the Fund purchased call options on various equity securities for the purpose of increasing exposure to individual equity risk.

During the period ended March 31, 2016, the average ending monthly market value amounts on purchased call options is $486,071. There were no purchased options held at March 31, 2016.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2016.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended March 31, 2016

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts	Equity Contracts	Total
Futures contracts	$-	$12,644,809	$12,644,809
Investments and foreign currency transactions	1,187,833	(4,488,600)*	(3,300,768)

Total	$1,187,833	$8,156,209	$9,344,041

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts	Equity Contracts	Total
Investments, foreign currency translations and non-interested Trustees' deferred compensation	$(429,456)	$3,405,888*	$2,976,432

* Amounts relate to purchased options.

Please see the Fund’s Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high

26	MARCH 31, 2016

Janus Contrarian Fund

Notes to Financial Statements (unaudited)

levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. One or more countries may abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds

The Fund may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may be actively managed or passively managed, that generally seek to track the performance of a specific index. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. As a result, the cost of investing in a Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Fund may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, and commodity-linked investments risk. The Fund is also subject to the risks associated with the securities in which the ETF invests.

Janus Investment Fund	27

Janus Contrarian Fund

Notes to Financial Statements (unaudited)

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of March 31, 2016” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets
Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Deutsche Bank AG	$ 283,287,097	$ -	$ (283,287,097)	$ -

(a) Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk

28	MARCH 31, 2016

Janus Contrarian Fund

Notes to Financial Statements (unaudited)

of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of March 31, 2016, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $283,287,097 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of March 31, 2016 is $291,690,543, resulting in the net amount due to the counterparty of $8,403,446.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the S&P 500® Index.

The calculation of the performance adjustment applies as follows:

Janus Investment Fund	29

Janus Contrarian Fund

Notes to Financial Statements (unaudited)

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period, which is generally the previous 36 months.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended March 31, 2016, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.53%.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.89%. Janus Capital has agreed to continue the waiver until at least February 1, 2017. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

30	MARCH 31, 2016

Janus Contrarian Fund

Notes to Financial Statements (unaudited)

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $367,532 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2016. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $92,975 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2016.

Janus Investment Fund	31

Janus Contrarian Fund

Notes to Financial Statements (unaudited)

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2016 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2016, Janus Distributors retained upfront sales charges of $5,756.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended March 31, 2016.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2016, redeeming shareholders of Class C Shares paid CDSCs of $22,543.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended March 31, 2016, the Fund engaged in cross trades amounting to $6,219,057 in purchases and $10,211,088 in sales, resulting in a net realized gain of $225,426. The net realized gain is included in “Investments and foreign currency transactions” within the “Net Realized and Unrealized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

32	MARCH 31, 2016

Janus Contrarian Fund

Notes to Financial Statements (unaudited)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 3,156,889,044	$476,507,259	$(418,239,957)	$ 58,267,302

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2015, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended September 30, 2015

September 30, 2016	September 30, 2017	September 30, 2018	September 30, 2019	Accumulated Capital Losses

$ (7,198,961)	$ (8,936,372)	$ (2,708,558)	$ (922,145)	$ (19,766,036)(1)
(1) Capital loss carryovers subject to annual limitations, $(7,198,961) should be available in the next fiscal year.					(2)

6. Capital Share Transactions

	Period ended March 31, 2016		Year ended September 30, 2015
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	574,033	$ 10,502,886	4,328,532	$ 95,310,349
Reinvested dividends and distributions	121,124	2,208,084	454,763	9,572,764
Shares repurchased	(2,090,223)	(38,510,174)	(2,537,098)	(53,562,554)
Net Increase/(Decrease)	(1,395,066)	$ (25,799,204)	2,246,197	$ 51,320,559
Class C Shares:
Shares sold	464,301	$ 8,185,016	2,955,952	$ 62,518,718
Reinvested dividends and distributions	80,035	1,396,608	255,222	5,181,008
Shares repurchased	(1,535,450)	(26,663,816)	(1,364,615)	(27,465,611)
Net Increase/(Decrease)	(991,114)	$ (17,082,192)	1,846,559	$ 40,234,115
Class D Shares:
Shares sold	1,195,365	$ 21,433,535	4,541,384	$ 101,236,729
Reinvested dividends and distributions	3,252,611	59,425,188	11,167,167	235,738,914
Shares repurchased	(5,803,351)	(104,894,113)	(12,474,525)	(269,100,559)
Net Increase/(Decrease)	(1,355,375)	$ (24,035,390)	3,234,026	$ 67,875,084
Class I Shares:
Shares sold	1,699,861	$ 31,210,097	11,409,254	$ 251,348,489
Reinvested dividends and distributions	221,663	4,049,784	1,232,358	26,015,077
Shares repurchased	(7,515,218)	(139,239,392)	(13,498,641)	(284,664,278)
Net Increase/(Decrease)	(5,593,694)	$ (103,979,511)	(857,029)	$ (7,300,712)

Janus Investment Fund	33

Janus Contrarian Fund

Notes to Financial Statements (unaudited)

	Period ended March 31, 2016		Year ended September 30, 2015
	Shares	Amount	Shares	Amount
Class R Shares:
Shares sold	7,734	$ 136,895	39,351	$ 849,778
Reinvested dividends and distributions	2,077	37,291	9,096	189,010
Shares repurchased	(31,435)	(556,811)	(48,708)	(1,038,589)
Net Increase/(Decrease)	(21,624)	$ (382,625)	(261)	$ 199
Class S Shares:
Shares sold	14,929	$ 269,650	92,915	$ 2,090,669
Reinvested dividends and distributions	6,541	119,374	36,195	762,269
Shares repurchased	(30,373)	(551,346)	(157,193)	(3,279,495)
Net Increase/(Decrease)	(8,903)	$ (162,322)	(28,083)	$ (426,557)
Class T Shares:
Shares sold	1,559,764	$ 28,187,024	12,140,037	$ 268,934,176
Reinvested dividends and distributions	1,429,272	26,112,797	6,219,280	131,226,809
Shares repurchased	(8,134,765)	(147,514,878)	(24,349,648)	(528,927,247)
Net Increase/(Decrease)	(5,145,729)	$ (93,215,057)	(5,990,331)	$(128,766,262)

7. Purchases and Sales of Investment Securities

For the period ended March 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$718,119,936	$1,121,787,599	$ -	$ -

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2016 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

34	MARCH 31, 2016

Janus Contrarian Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2015, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2016 through January 1 or February 1, 2017, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee

Janus Investment Fund	35

Janus Contrarian Fund

Additional Information (unaudited)

for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2015, approximately 70% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2015, approximately 61% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

36	MARCH 31, 2016

Janus Contrarian Fund

Additional Information (unaudited)

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	37

Janus Contrarian Fund

Additional Information (unaudited)

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and INTECH had taken or were taking to improve performance.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and in the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

38	MARCH 31, 2016

Janus Contrarian Fund

Additional Information (unaudited)

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	39

Janus Contrarian Fund

Additional Information (unaudited)

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers,

40	MARCH 31, 2016

Janus Contrarian Fund

Additional Information (unaudited)

was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 14% below the mean total expenses of their respective Broadridge Expense Group peers and 24% below the mean total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 19% below the mean for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the mean total expenses for its Broadridge Expense Group peers and to mean total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) by one estimation methodology, the fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to the estimated fee margins in the industry and relative to estimated fee margins of fund managers using Janus Capital as a subadviser.

The Trustees considered the fees for each Fund for its fiscal year ended in 2014, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Investment Fund	41

Janus Contrarian Fund

Additional Information (unaudited)

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

42	MARCH 31, 2016

Janus Contrarian Fund

Additional Information (unaudited)

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for one share class. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Investment Fund	43

Janus Contrarian Fund

Additional Information (unaudited)

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

44	MARCH 31, 2016

Janus Contrarian Fund

Additional Information (unaudited)

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services

Janus Investment Fund	45

Janus Contrarian Fund

Additional Information (unaudited)

provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant provided an analysis of economies of scale, which included discussion of analysis from prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 85% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 80% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

46	MARCH 31, 2016

Janus Contrarian Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	47

Janus Contrarian Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

48	MARCH 31, 2016

Janus Contrarian Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	49

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0516-1627				125-24-93038 05-16

SEMIANNUAL REPORT March 31, 2016

Janus Emerging Markets Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Emerging Markets Fund

Janus Emerging Markets Fund (unaudited)

FUND SNAPSHOT

We seek to generate strong risk-adjusted returns by investing in stocks with high or expanding profitability, at attractive valuations. We believe emerging economies and related equity markets are poised for secular growth. Given the world nature of these markets, equity prices may not at all times fully reflect business fundamentals. As such, fundamental research is the foundation of our investment strategy in emerging markets.

Hiroshi Yoh portfolio manager

PERFORMANCE

Janus Emerging Markets Fund’s Class I Shares returned 6.28% for the six-month period ended March 31, 2016. The Fund’s benchmark, the MSCI Emerging Markets Index, returned 6.41%.

MARKET ENVIRONMENT

During the latter part of 2015, emerging market (EM) stocks took a beating, in part on concerns about growth in China – the world’s second-largest economy – and also due to foreign currency headwinds as global investors redirected capital toward the U.S. in expectation of a period of rising interest rates. This trend reversed as consensus coalesced around the idea that the Federal Reserve (Fed) would be much less aggressive in raising rates than it had previously inferred. The shift increased demand for EM government debt, largely due to the highly attractive yield differentials when compared to developed market sovereigns. The clamoring for currencies to purchase EM financial assets resulted in many currencies appreciating steadily, further boosting stock returns when priced in U.S. dollars.

As sentiment – and flows – reversed, many EM stock indices rallied and ultimately delivered returns that outpaced the broader market. Among the strongest performers were Indonesia, Brazil and Malaysia. While they stabilized after the early period descent, mainland Chinese shares were unable to make up all the lost ground and finished the period just in negative territory. Also lagging in the rebound was another EM economic powerhouse, India. On a sector basis, previously hard-hit energy and materials led sectors higher while industrials and telecommunications stocks, while still positive, lagged the broader EM universe.

PERFORMANCE DISCUSSION

On a country basis, the Fund’s holdings in Brazil and Turkey, and on a sector basis, materials and energy, weighed on relative returns. Our selection of Chinese and Indian stocks contributed to relative performance, as did our selection of financials stocks. A combination of an overweight to technology along with strong stock selection in the sector also aided relative results.

Being the country’s largest insurance group, China Life Insurance weighed on results, largely as a consequence of it being caught up in the region’s market volatility. Although premium sales have experienced some near-term headwinds, the long-term growth outlook is more optimistic given the current low penetration of insurance products within the country.

A cut in orders from Apple hurt electronic components supplier Catcher Technology. The company is an integral part of Apple’s supply chain with roughly half of its sales attributable to the phone and computer giant. While lower orders hurt Catcher’s stock price, what was overlooked is how the company has gained market share across its lines of business. Also making the stock attractive to us is management’s commitment to curtail capital expenditure, preferring instead to grow free cash flow, which may be used, in part, to increase its dividend.

Also delivering negative returns was Daqin Railway. The company mainly provides coal transportation service in northern China. It also operates a passenger transportation business. We exited our position in Daqin during the period.

Taiwan Semiconductor (TSMC) shrugged off any concern about softness in Apple’s supply chain to deliver a relatively favorable earnings report, which covered the first part of the period. For 2015, revenues grew by 10.6%, which can be considered an achievement given the challenging market environment. While the company sees the markets for many of its products declining, it does expect smartphone units to rise by 8% in 2016. On a longer time horizon, TSMC expects to gain market share by introducing high-demand, cutting-edge technologies,

Janus Investment Fund	1

Janus Emerging Markets Fund (unaudited)

including those based on increasingly powerful yet energy efficient transistors.

Samsung of Korea was a solid contributor to Fund performance. Sales for the company’s newest smartphone – the Galaxy 7 – has been better-than-expected and the handset has received favorable reviews. We see the real possibility that sales data for this product will beat guidance over the near term. Buttressing the launch is fairly weak competition in the Android market for higher-end devices.

Another leading contributor was China’s Tencent Holding. Among other products, the company provides a word-chat SMS service that also enables sending pictures. The company has been expanding into Singapore, Taiwan and Hong Kong and has experienced impressive user growth. Seventy percent of revenue is from smartphone games. This channel has become especially lucrative as Tencent gets 70% of game revenue and the supplier receives only 30%. Profitability has improved and earnings continue to grow – even from a relatively high base – due to effective monetization.

Please see the Derivative instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

There are many reasons to favor EM stocks as we forge deeper into 2016. Much of the boost provided by recently appreciating currencies may be behind us, but we still see some additional gains as global interest rate differentials – mainly between developed market funding currencies and attractive emerging market destinations – become more solidified over the course of the year. We are in the camp that sees global growth continuing to decelerate, but not to the degree that it had in 2015. We think Chinese GDP growth landing at the midpoint of official targets, roughly around 6.7%, is entirely plausible. The mix of this growth is important, too, as a shift in emphasis back toward infrastructure and housing stands to boost exports from the region’s materials producers to their massive trading partner.

We have long favored secular growth stories in China that are linked to the expanding consumer class. This is why we prefer autos and Internet names. At present, we also are sanguine about the prospects of more cyclical sectors such as steel, as recent industrial weakness has largely played out. Easier financing for capital equipment should help a recovery in the sector. Added to this are the attractive valuations that the past three quarters’ downdrafts have brought investors.

Given the abysmal state of the Brazilian economy, we had been underweight the country. Growth was negative in 2015 and is expected to be so this year as well. We were also concerned about political risk. Yet as the potential of President Rousseff’s impeachment increased – and the prospects for a market-oriented government to replace the current administration grew – we began to shift our positioning to capture potential upside. We do not underestimate the challenges slow growth, high inflation and a burdensome state apparatus pose upon the country, but the huge earnings potential for certain mismanaged corporates under the current administration should reforms be implemented, merit our cautious optimism.

Thank you for your investment in Janus Emerging Markets Fund.

2	MARCH 31, 2016

Janus Emerging Markets Fund (unaudited)

Fund At A Glance

March 31, 2016

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Taiwan Semiconductor Manufacturing Co., Ltd.	0..96%	China Life Insurance Co., Ltd. - Class H	-0.36%
	Samsung Electronics Co., Ltd.	0.96%	Suzano Papel e Celulose SA	-0.36%
	Tencent Holdings, Ltd.	0.54%	Ulusoy Elektrik Imalat Taahhut Ve Ticaret AS	-0.30%
	Alibaba Group Holding, Ltd. (ADR)	0.38%	Daqin Railway Co., Ltd. - Class A	-0.25%
	Sberbank of Russia PJSC (ADR)	0.37%	Catcher Technology Co., Ltd.	-0.24%

	5 Top Performers - Sectors*
			Fund Weighting	MSCI Emerging Markets Index℠
		Fund Contribution	(Average % of Equity)	Weighting
	Financials	1.82%	27.88%	27.90%
	Information Technology	0.58%	25.81%	19.99%
	Consumer Staples	0.38%	6.67%	8.48%
	Other**	0.27%	6.26%	0.00%
	Telecommunication Services	0.22%	3.34%	7.01%

	5 Bottom Performers - Sectors*
			Fund Weighting	MSCI Emerging Markets Index℠
		Fund Contribution	(Average % of Equity)	Weighting
	Materials	-0.82%	2.52%	6.31%
	Energy	-0.67%	3.20%	7.43%
	Health Care	-0.11%	2.12%	2.86%
	Industrials	-0.10%	5.66%	7.06%
	Consumer Discretionary	0.01%	14.14%	9.76%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Emerging Markets Fund (unaudited)

Fund At A Glance

March 31, 2016

5 Largest Equity Holdings - (% of Net Assets)
Samsung Electronics Co., Ltd.
Technology Hardware, Storage & Peripherals	4.6%
Taiwan Semiconductor Manufacturing Co., Ltd.
Semiconductor & Semiconductor Equipment	4.0%
Tencent Holdings, Ltd.
Internet Software & Services	3.1%
Chongqing Changan Automobile Co., Ltd. - Class B
Automobiles	2.0%
SK Hynix, Inc.
Semiconductor & Semiconductor Equipment	2.0%
15.7%

Asset Allocation - (% of Net Assets)
Common Stocks	94.4%
Investment Companies	3.3%
Preferred Stocks	1.0%
OTC Purchased Options – Calls	0.1%
Warrants	0.0%
Other	1.2%
100.0%

Emerging markets comprised 87.0% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2016	As of September 30, 2015

4	MARCH 31, 2016

Janus Emerging Markets Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2016					per the January 28, 2016 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	6.01%	-10.08%	-4.67%	-4.27%	1.98%	1.68%
Class A Shares at MOP	-0.13%	-15.21%	-5.80%	-5.34%
Class C Shares at NAV	5.78%	-10.71%	-5.35%	-4.92%	2.77%	2.44%
Class C Shares at CDSC	4.78%	-11.61%	-5.35%	-4.92%
Class D Shares(1)	6.25%	-9.81%	-4.46%	-4.07%	1.68%	1.38%
Class I Shares	6.28%	-9.63%	-4.32%	-3.93%	1.56%	1.25%
Class S Shares	6.01%	-9.67%	-4.62%	-4.22%	2.01%	1.75%
Class T Shares	6.16%	-9.88%	-4.51%	-4.12%	1.79%	1.51%
MSCI Emerging Markets Index℠	6.41%	-12.03%	-4.13%	-3.15%
Morningstar Quartile - Class I Shares	-	2nd	3rd	3rd
Morningstar Ranking - based on total returns for Diversified Emerging Markets Funds	-	279/880	293/496	305/471

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2017.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Janus Investment Fund	5

Janus Emerging Markets Fund (unaudited)

Performance

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility, lower liquidity and differing financial and information reporting standards, all of which are magnified in emerging markets.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2016 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective February 1, 2016, Hiroshi Yoh is sole Portfolio Manager of the Fund.

*The Fund’s inception date – December 28, 2010

(1) Closed to certain new investors.

6	MARCH 31, 2016

Janus Emerging Markets Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/15)	Ending Account Value (3/31/16)	Expenses Paid During Period (10/1/15 - 3/31/16)†	Beginning Account Value (10/1/15)	Ending Account Value (3/31/16)	Expenses Paid During Period (10/1/15 - 3/31/16)†	Net Annualized Expense Ratio (10/1/15 - 3/31/16)
Class A Shares	$1,000.00	$1,060.10	$8.70	$1,000.00	$1,016.55	$8.52	1.69%
Class C Shares	$1,000.00	$1,057.80	$12.40	$1,000.00	$1,012.95	$12.13	2.41%
Class D Shares	$1,000.00	$1,062.50	$7.27	$1,000.00	$1,017.95	$7.11	1.41%
Class I Shares	$1,000.00	$1,062.80	$6.76	$1,000.00	$1,018.45	$6.61	1.31%
Class S Shares	$1,000.00	$1,060.10	$8.96	$1,000.00	$1,016.30	$8.77	1.74%
Class T Shares	$1,000.00	$1,061.60	$7.73	$1,000.00	$1,017.50	$7.57	1.50%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Emerging Markets Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares or Contract Amounts		Value
Common Stocks – 94.4%
Airlines – 0.7%
China Eastern Airlines Corp., Ltd.*	408,000	$228,797
Wizz Air Holdings PLC (144A)*	4,522	119,547
		348,344
Auto Components – 0.5%
Hyundai Mobis Co., Ltd.	1,349	293,774
Automobiles – 5.4%
Astra International Tbk PT	750,100	410,277
Chongqing Changan Automobile Co., Ltd. - Class B	583,700	1,093,342
Great Wall Motor Co., Ltd. - Class H	332,500	270,043
Hyundai Motor Co.	4,110	548,168
Mahindra & Mahindra, Ltd.	14,007	256,100
Yulon Motor Co., Ltd.	384,157	373,078
		2,951,008
Beverages – 3.6%
Arca Continental SAB de CV	90,200	623,637
Coca-Cola Icecek A/S	12,171	177,583
Fomento Economico Mexicano SAB de CV	73,900	713,596
Vina Concha y Toro SA	261,061	454,341
		1,969,157
Capital Markets – 1.9%
Atlas Mara, Ltd.*	47,062	230,604
CITIC Securities Co., Ltd. - Class H	198,500	465,216
Haitong International Securities Group, Ltd.	587,609	339,365
		1,035,185
Commercial Banks – 16.3%
Axis Bank, Ltd.	94,511	633,927
Banco do Brasil SA	130,000	714,910
Bangkok Bank PCL (NVDR)	56,300	288,143
Bank Mandiri Persero Tbk PT	564,700	438,809
Bank of China, Ltd. - Class H	660,000	273,968
China Construction Bank Corp. - Class H	1,697,000	1,082,898
Erste Group Bank AG	9,034	253,865
Grupo Financiero Banorte SAB de CV	90,900	512,706
Hana Financial Group, Inc.	35,320	766,080
Industrial & Commercial Bank of China, Ltd. - Class H	1,779,000	995,328
Itau Unibanco Holding SA (ADR)#	99,094	851,217
Komercni Banka A/S	597	131,953
Metropolitan Bank & Trust Co.	140,961	252,547
OTP Bank PLC	5,843	146,820
Sberbank of Russia PJSC (ADR)	91,359	635,859
Shinhan Financial Group Co., Ltd.	21,857	774,190
Turkiye Halk Bankasi A/S	35,333	131,393
		8,884,613
Construction & Engineering – 0.3%
Louis XIII Holdings, Ltd.*	502,186	137,894
Construction Materials – 0.5%
BBMG Corp. - Class H	378,500	292,276
Diversified Financial Services – 1.3%
BM&FBovespa SA	90,100	385,463
FirstRand, Ltd.	91,760	300,835
		686,298
Diversified Telecommunication Services – 1.5%
China Telecom Corp., Ltd. - Class H	495,693	261,998
KT Corp.	10,380	270,530
Singapore Telecommunications, Ltd.	102,200	289,725
		822,253
Electric Utilities – 1.5%
Power Grid Corp. of India, Ltd.	236,013	495,781

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2016

Janus Emerging Markets Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares or Contract Amounts		Value
Common Stocks – (continued)
Electric Utilities – (continued)
Tenaga Nasional Bhd	94,000	$336,248
		832,029
Electrical Equipment – 0.3%
Finolex Cables, Ltd.	35,967	152,738
Electronic Equipment, Instruments & Components – 5.0%
Chroma ATE, Inc.	97,000	208,602
Delta Electronics, Inc.	94,358	416,397
Hangzhou Hikvision Digital Technology Co., Ltd.ß	97,900	466,522
Hon Hai Precision Industry Co., Ltd.	226,454	596,784
Largan Precision Co., Ltd.	6,000	465,225
TPK Holding Co., Ltd.	105,000	228,417
WPG Holdings, Ltd.	333,000	354,960
		2,736,907
Food & Staples Retailing – 1.1%
Robinsons Retail Holdings, Inc.	199,510	320,811
X5 Retail Group NV (GDR)*	12,095	256,414
		577,225
Food Products – 2.1%
AVI, Ltd.	24,981	147,105
Marfrig Global Foods SA*	255,500	461,250
San Miguel Pure Foods Co., Inc.	104,990	396,964
Ulker Biskuvi Sanayi A/S	19,217	142,652
		1,147,971
Health Care Providers & Services – 0.4%
Integrated Diagnostics Holdings PLC (144A)	43,143	211,401
Hotels, Restaurants & Leisure – 0.9%
Genting Malaysia Bhd	324,000	377,460
Melco International Development, Ltd.	96,000	133,658
		511,118
Household Durables – 1.4%
Midea Group Co., Ltd. - Class Aß	163,450	779,645
Independent Power and Renewable Electricity Producers – 1.0%
Beijing Jingneng Clean Energy Co., Ltd. - Class H	1,688,105	539,699
Industrial Conglomerates – 2.0%
Bidvest Group, Ltd.	11,420	288,718
Seibu Holdings, Inc.	33,069	699,700
Shun Tak Holdings, Ltd.	332,000	109,995
		1,098,413
Information Technology Services – 1.7%
Cognizant Technology Solutions Corp. - Class A*	11,290	707,883
QIWI PLC (ADR)†	7,095	102,807
Samsung SDS Co., Ltd.	628	96,117
		906,807
Insurance – 2.6%
China Life Insurance Co., Ltd. - Class H	220,000	542,832
Hyundai Marine & Fire Insurance Co., Ltd.	11,116	322,766
Ping An Insurance Group Co. of China, Ltd. - Class H	113,500	542,838
		1,408,436
Internet & Catalog Retail – 1.3%
Ctrip.com International, Ltd. (ADR)*	5,634	249,361
JD.com, Inc. (ADR)*,#	8,296	219,844
MySale Group PLC*,ß	371,950	207,505
		676,710
Internet Software & Services – 6.6%
Alibaba Group Holding, Ltd. (ADR)*,†,#	13,016	1,028,654
Baidu, Inc. (ADR)*	1,955	373,170
NAVER Corp.	786	437,889
Rocket Internet SE*	877	24,555

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Emerging Markets Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares or Contract Amounts		Value
Common Stocks – (continued)
Internet Software & Services – (continued)
Tencent Holdings, Ltd.	83,400	$1,703,028
		3,567,296
Marine – 0.8%
First Steamship Co., Ltd.	565,000	155,569
SITC International Holdings Co., Ltd.	549,000	271,064
		426,633
Media – 1.3%
Naspers, Ltd. - Class N	5,110	713,835
Metals & Mining – 0.8%
Hindustan Zinc, Ltd.	63,599	176,340
POSCO	1,434	275,287
		451,627
Multiline Retail – 0.7%
SACI Falabella	34,880	243,780
Woolworths Holdings, Ltd.	21,489	130,606
		374,386
Oil, Gas & Consumable Fuels – 3.0%
China Petroleum & Chemical Corp. - Class H	406,600	266,800
PetroChina Co., Ltd. - Class H	550,000	365,858
Petroleo Brasileiro SA (ADR)*,#	120,700	704,888
Reliance Industries, Ltd.	18,928	298,766
		1,636,312
Pharmaceuticals – 2.2%
China Traditional Chinese Medicine Co., Ltd.*	337,132	165,587
Yunnan Baiyao Group Co., Ltd. - Class Aß	108,173	1,025,265
		1,190,852
Real Estate Management & Development – 4.3%
Belle Corp.	2,603,567	169,158
Central China Real Estate, Ltd.	1,566,794	298,933
China Overseas Land & Investment, Ltd.	90,000	284,836
China Vanke Co., Ltd. - Class Aß	77,700	241,985
CSI Properties, Ltd.	8,790,000	249,294
Emaar Properties PJSC	170,034	278,714
Multiplan Empreendimentos Imobiliarios SA	34,100	509,366
Siam Future Development PCL	1,646,240	278,508
		2,310,794
Road & Rail – 0.2%
Globaltrans Investment PLC (GDR)	27,133	117,350
Semiconductor & Semiconductor Equipment – 6.8%
Hua Hong Semiconductor, Ltd. (144A)	451,226	450,813
SK Hynix, Inc.	44,203	1,088,258
Taiwan Semiconductor Manufacturing Co., Ltd.	434,000	2,184,971
		3,724,042
Software – 0.5%
Nexon Co., Ltd.	17,200	293,316
Specialty Retail – 1.5%
L'Occitane International SA	124,998	223,018
PC Jeweller, Ltd.	110,063	604,272
		827,290
Technology Hardware, Storage & Peripherals – 5.5%
Catcher Technology Co., Ltd.	60,000	492,262
Samsung Electronics Co., Ltd.	2,200	2,524,401
		3,016,663
Textiles, Apparel & Luxury Goods – 0.9%
Belle International Holdings, Ltd.	486,000	281,309
Cie Financiere Richemont SA	26,669	176,224
		457,533
Thrifts & Mortgage Finance – 1.9%
Housing Development Finance Corp., Ltd.	27,618	461,124

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2016

Janus Emerging Markets Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares or Contract Amounts		Value
Common Stocks – (continued)
Thrifts & Mortgage Finance – (continued)
LIC Housing Finance, Ltd.	78,016	$581,018
		1,042,142
Tobacco – 0.6%
ITC, Ltd.	64,518	319,825
Transportation Infrastructure – 1.6%
CCR SA	112,700	439,828
Shanghai International Airport Co., Ltd.ß	95,800	445,702
		885,530
Wireless Telecommunication Services – 1.9%
China Mobile, Ltd.	93,500	1,042,023
Total Common Stocks (cost $52,407,616)		51,397,350
Preferred Stocks – 1.0%
Technology Hardware, Storage & Peripherals – 1.0%
Samsung Electronics Co., Ltd. (cost $555,386)	591	572,186
Warrants – 0%
Capital Markets – 0%
Atlas Mara, Ltd., expires 12/17/17 (144A)* (cost $21,535)	69,975	6,998
Investment Companies – 3.3%
Investments Purchased with Cash Collateral from Securities Lending – 3.3%
Janus Cash Collateral Fund LLC, 0.4107%ºº,£ (cost $1,811,136)	1,811,136	1,811,136
OTC Purchased Options – Calls – 0.1%
Counterparty/Reference Asset
Goldman Sachs International:
CNH Currency, exercise price CNH 6.40, expires November 2016* (premiums paid $48,042)	1,585,540	49,832
Total Investments (total cost $54,843,715) – 98.8%		53,837,502
Cash, Receivables and Other Assets, net of Liabilities – 1.2%		631,381
Net Assets – 100%		$54,468,883

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Emerging Markets Fund

Schedule of Investments (unaudited)

March 31, 2016

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
China	$16,278,570	30.2%
South Korea	7,969,646	14.8
Taiwan	5,476,265	10.2
Brazil	4,066,922	7.6
India	3,979,891	7.4
United States	2,568,851	4.8
Mexico	1,849,939	3.4
South Africa	1,581,099	2.9
Hong Kong	1,241,270	2.3
Philippines	1,139,480	2.1
Russia	1,112,430	2.1
Japan	993,016	1.8
Indonesia	849,086	1.6
Malaysia	713,708	1.3
Chile	698,121	1.3
United Kingdom	656,508	1.2
Thailand	566,651	1.1
Turkey	451,628	0.8
Singapore	289,725	0.5
United Arab Emirates	278,714	0.5
Hungary	266,367	0.5
Austria	253,865	0.5
France	223,018	0.4
Switzerland	176,224	0.3
Czech Republic	131,953	0.3
Germany	24,555	0.1

Total	$53,837,502	100.0%

Schedule of Foreign Currency Contracts, Open
Counterparty/ Currency	Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)

Credit Suisse International:
Japanese Yen	5/12/16	105,501,000	$938,681	$(60)

Schedule of Total Return Swaps
					Unrealized
	Return Paid	Return Received	Termination	Notional	Appreciation/
Counterparty	by the Fund	by the Fund	Date	Amount	(Depreciation)

Credit Suisse International	1 month USD LIBOR plus 100 basis points	Saudi International Petrochemical Co.	8/8/16	$76,617	$(4,803)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	MARCH 31, 2016

Janus Emerging Markets Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI Emerging Markets IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
NVDR	Non-Voting Depositary Receipt
OTC	Over-the-Counter
PCL	Public Company Limited
PJSC	Private Joint Stock Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2016 is $788,759, which represents 1.4% of net assets.

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of March 31, 2016, is $569,997.

ß	Security is illiquid.

ºº	Rate shown is the 7-day yield as of March 31, 2016.

#	Loaned security; a portion of the security is on loan at March 31, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2016. Unless otherwise indicated, all information in the table is for the period ended March 31, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/15	Purchases	Sales	at 3/31/16	Gain/(Loss)	Income	at 3/31/16

Janus Cash Collateral Fund LLC	672,700	6,642,792	(5,504,356)	1,811,136	$—	$4,504(1)	$1,811,136
Janus Cash Liquidity Fund LLC	1,908,334	16,660,022	(18,568,356)	—	—	1,992	—

Total					$—	$6,496	$1,811,136
(1) Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

Janus Investment Fund	13

Janus Emerging Markets Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of March 31, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks
Internet & Catalog Retail	$ 469,205	$ 207,505	$ -
Real Estate Management & Development	2,068,809	-	241,985
All Other	48,409,846	-	-

Preferred Stocks	-	572,186	-

Warrants	6,998	-	-

Investment Companies	-	1,811,136	-

OTC Purchased Options – Calls	-	49,832	-
Total Assets	$ 50,954,858	$ 2,640,659	$ 241,985

Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$ -	$ 60	$ -

Outstanding Swap Contracts, at Value		4,803
Total Liabilities	$ -	$ 4,863	$ -

(a) Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

14	MARCH 31, 2016

Janus Emerging Markets Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2016

Assets:
Investments, at cost	$54,843,715
Unaffiliated investments, at value(1)	52,026,366
Affiliated investments, at value	1,811,136
Restricted cash (Note 1)	2,205,722
Cash denominated in foreign currency(2)	12,068
Non-interested Trustees' deferred compensation	1,044
Receivables:
Investments sold	1,144,231
Dividends	96,583
Fund shares sold	33,492
Foreign tax reclaims	1,461
Other assets	6,185
Total Assets	57,338,288
Liabilities:
Due to custodian	56,430
Collateral for securities loaned (Note 3)	1,811,136
Forward currency contracts	60
Outstanding swap contracts, at value	4,803
Closed foreign currency contracts	8,587
Payables:	—
Investments purchased	836,422
Fund shares repurchased	35,233
Advisory fees	32,269
Professional fees	16,630
Foreign tax liability	12,126
Transfer agent fees and expenses	7,301
Non-interested Trustees' deferred compensation fees	1,044
12b-1 Distribution and shareholder servicing fees	514
Fund administration fees	424
Non-interested Trustees' fees and expenses	301
Custodian fees	155
Accrued expenses and other payables	45,970
Total Liabilities	2,869,405
Net Assets	$54,468,883

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Emerging Markets Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2016

Net Assets Consist of:
Capital (par value and paid-in surplus)	$62,273,308
Undistributed net investment income/(loss)	(110,983)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(6,591,304)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation(3)	(1,102,138)
Total Net Assets	$54,468,883
Net Assets - Class A Shares	$268,759
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	35,456
Net Asset Value Per Share(4)	$7.58
Maximum Offering Price Per Share(5)	$8.04
Net Assets - Class C Shares	$280,066
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	37,356
Net Asset Value Per Share(4)	$7.50
Net Assets - Class D Shares	$8,019,039
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,062,153
Net Asset Value Per Share	$7.55
Net Assets - Class I Shares	$40,391,549
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,332,006
Net Asset Value Per Share	$7.58
Net Assets - Class S Shares	$1,124,980
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	149,017
Net Asset Value Per Share	$7.55
Net Assets - Class T Shares	$4,384,490
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	579,980
Net Asset Value Per Share	$7.56

(1) Includes $1,770,214 of securities on loan. See Note 3 in Notes to Financial Statements.

(2) Includes cost of $12,068.

(3) Includes $12,126 of foreign capital gains tax on investments.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

16	MARCH 31, 2016

Janus Emerging Markets Fund

Statement of Operations (unaudited)

For the period ended March 31, 2016

Investment Income:
Dividends	$261,558
Affiliated securities lending income, net	4,504
Dividends from affiliates	1,992
Other income	3,781
Foreign tax withheld	(36,250)
Total Investment Income	235,585
Expenses:
Advisory fees	270,548
12b-1Distribution and shareholder servicing fees:
Class A Shares	360
Class C Shares	1,364
Class S Shares	1,031
Transfer agent administrative fees and expenses:
Class D Shares	4,642
Class S Shares	1,031
Class T Shares	5,608
Transfer agent networking and omnibus fees:
Class A Shares	246
Class C Shares	164
Class I Shares	10,140
Other transfer agent fees and expenses:
Class A Shares	36
Class C Shares	50
Class D Shares	1,658
Class I Shares	1,140
Class T Shares	66
Registration fees	66,726
Custodian fees	32,778
Professional fees	28,361
Accounting systems fee	25,983
Shareholder reports expense	6,795
Fund administration fees	2,099
Non-interested Trustees’ fees and expenses	730
Other expenses	1,876
Total Expenses	463,432
Less: Excess Expense Reimbursement	(126,065)
Net Expenses	337,367
Net Investment Income/(Loss)	(101,782)
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(5,137,792)
Swap contracts	(27,679)
Total Net Realized Gain/(Loss) on Investments	(5,165,471)
Change in Unrealized Net Appreciation/Depreciation:(1)
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	7,759,643
Swap contracts	397
Total Change in Unrealized Net Appreciation/Depreciation	7,760,040
Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,492,787

(1) Includes change in unrealized appreciation/depreciation of $(12,126) due to foreign capital gains tax on investments.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Emerging Markets Fund

Statements of Changes in Net Assets

	Period ended March 31, 2016 (unaudited)	Year ended September 30, 2015

Operations:
Net investment income/(loss)	$(101,782)	$216,571
Net realized gain/(loss) on investments	(5,165,471)	1,077,411
Change in unrealized net appreciation/depreciation	7,760,040	(8,213,395)
Net Increase/(Decrease) in Net Assets Resulting from Operations	2,492,787	(6,919,413)
Dividends and Distributions to Shareholders:
Class A Shares	—	(5,186)
Class C Shares	—	(235)
Class D Shares	(27,129)	(170,413)
Class I Shares	(144,626)	(384,278)
Class S Shares	(2,678)	(2,086)
Class T Shares	(11,506)	(18,448)
Net Decrease from Dividends and Distributions to Shareholders	(185,939)	(580,646)
Capital Share Transactions:
Class A Shares	(19,914)	(31,768)
Class C Shares	45,333	167,355
Class D Shares	4,595	(1,374,947)
Class I Shares	11,241,487	9,891,943
Class S Shares	1,013,579	11,146
Class T Shares	139,998	3,961,843
Net Increase/(Decrease) from Capital Share Transactions	12,425,078	12,625,572
Net Increase/(Decrease) in Net Assets	14,731,926	5,125,513
Net Assets:
Beginning of period	39,736,957	34,611,444
End of period	$54,468,883	$39,736,957

Undistributed Net Investment Income/(Loss)	$(110,983)	$176,738

See Notes to Financial Statements.

18	MARCH 31, 2016

Janus Emerging Markets Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year or period ended September 30	2016	2015	2014		2013	2012	2011(1)
Net Asset Value, Beginning of Period	$7.15	$8.61	$8.23		$7.99	$7.41	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.03)(2)	0.02(2)	0.15(2)(3)		0.28	0.03	(0.01)
Net realized and unrealized gain/(loss)	0.46	(1.35)	0.39		(0.01)	0.62	(2.58)
Total from Investment Operations	0.43	(1.33)	0.54		0.27	0.65	(2.59)
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.13)	(0.16)		(0.03)	(0.04)	—
Distributions (from capital gains)	—	—	—		—	(0.03)	—
Total Dividends and Distributions	—	(0.13)	(0.16)		(0.03)	(0.07)	—
Net Asset Value, End of Period	$7.58	$7.15	$8.61		$8.23	$7.99	$7.41
Total Return*	6.01%	(15.61)%	6.71%		3.34%	8.78%	(25.90)%
Net Assets, End of Period (in thousands)	$269	$278	$378		$275	$992	$971
Average Net Assets for the Period (in thousands)	$288	$371	$307		$759	$1,028	$1,107
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.20%	1.98%	1.97%		1.81%	2.37%	4.16%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.69%	1.61%	1.65%		1.48%	1.46%	1.34%
Ratio of Net Investment Income/(Loss)	(0.77)%	0.23%	1.73%(3)		0.06%	0.47%	0.81%
Portfolio Turnover Rate	52%	131%	59%		138%	136%	160%
				1

Class C Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year or period ended September 30	2016	2015	2014	2013	2012	2011(1)
Net Asset Value, Beginning of Period	$7.09	$8.50	$8.12	$7.91	$7.39	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.05)(2)	(0.04)(2)	0.11(2)(3)	(0.20)	(0.03)	(0.05)
Net realized and unrealized gain/(loss)	0.46	(1.35)	0.36	0.41	0.62	(2.56)
Total from Investment Operations	0.41	(1.39)	0.47	0.21	0.59	(2.61)
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.02)	(0.09)	—	(0.04)	—
Distributions (from capital gains)	—	—	—	—	(0.03)	—
Total Dividends and Distributions	—	(0.02)	(0.09)	—	(0.07)	—
Net Asset Value, End of Period	$7.50	$7.09	$8.50	$8.12	$7.91	$7.39
Total Return*	5.78%	(16.36)%	5.85%	2.65%	7.98%	(26.10)%
Net Assets, End of Period (in thousands)	$280	$225	$94	$194	$771	$677
Average Net Assets for the Period (in thousands)	$273	$121	$185	$428	$788	$838
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.91%	2.77%	2.68%	2.54%	3.04%	5.09%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.41%	2.39%	2.32%	2.16%	2.21%	1.71%(4)
Ratio of Net Investment Income/(Loss)	(1.45)%	(0.47)%	1.32%(3)	(0.97)%	(0.27)%	0.33%
Portfolio Turnover Rate	52%	131%	59%	138%	136%	160%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 28, 2010 (inception date) through September 30, 2011.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Strides Arcolab, Ltd. In December 2013. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.08 and 0.94%, respectively.

(4) Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 2.32% in 2011 without the waiver of these fees and expenses.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Emerging Markets Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year or period ended September 30	2016	2015	2014	2013	2012	2011(1)
Net Asset Value, Beginning of Period	$7.13	$8.58	$8.24	$8.00	$7.42	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.02)(2)	0.04(2)	0.19(2)(3)	0.20	0.05	(0.01)
Net realized and unrealized gain/(loss)	0.47	(1.35)	0.37	0.09	0.60	(2.59)
Total from Investment Operations	0.45	(1.31)	0.56	0.29	0.65	(2.60)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	(0.14)	(0.22)	(0.05)	(0.04)	—
Distributions (from capital gains)	—	—	—	—	(0.03)	—
Redemption fees	N/A	N/A	N/A	N/A	—(4)	0.02
Total Dividends and Distributions	(0.03)	(0.14)	(0.22)	(0.05)	(0.07)	0.02
Net Asset Value, End of Period	$7.55	$7.13	$8.58	$8.24	$8.00	$7.42
Total Return*	6.25%	(15.38)%	6.98%	3.56%	8.76%	(25.80)%
Net Assets, End of Period (in thousands)	$8,019	$7,583	$10,889	$9,136	$9,359	$6,699
Average Net Assets for the Period (in thousands)	$7,737	$10,066	$9,995	$9,679	$8,963	$6,847
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.99%	1.68%	1.67%	1.64%	2.15%	4.38%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.41%	1.30%	1.34%	1.30%	1.35%	1.32%(5)
Ratio of Net Investment Income/(Loss)	(0.47)%	0.51%	2.18%(3)	0.61%	0.66%	0.91%
Portfolio Turnover Rate	52%	131%	59%	138%	136%	160%

Class I Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year or period ended September 30	2016	2015	2014	2013	2012	2011(1)
Net Asset Value, Beginning of Period	$7.16	$8.61	$8.27	$8.01	$7.41	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.01)(2)	0.05(2)	0.20(2)(3)	0.19	0.07	(0.01)
Net realized and unrealized gain/(loss)	0.46	(1.35)	0.38	0.11	0.60	(2.58)
Total from Investment Operations	0.45	(1.30)	0.58	0.30	0.67	(2.59)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	(0.15)	(0.24)	(0.04)	(0.04)	—
Distributions (from capital gains)	—	—	—	—	(0.03)	—
Redemption fees	N/A	N/A	N/A	N/A	—(4)	—(4)
Total Dividends and Distributions	(0.03)	(0.15)	(0.24)	(0.04)	(0.07)	—
Net Asset Value, End of Period	$7.58	$7.16	$8.61	$8.27	$8.01	$7.41
Total Return*	6.28%	(15.22)%	7.19%	3.78%	9.05%	(25.90)%
Net Assets, End of Period (in thousands)	$40,392	$27,417	$21,896	$15,996	$8,392	$3,347
Average Net Assets for the Period (in thousands)	$35,976	$22,174	$19,341	$12,309	$5,502	$3,574
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.81%	1.56%	1.52%	1.50%	1.81%	3.87%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.31%	1.17%	1.18%	1.14%	1.19%	1.33%
Ratio of Net Investment Income/(Loss)	(0.36)%	0.61%	2.29%(3)	1.16%	0.90%	0.87%
Portfolio Turnover Rate	52%	131%	59%	138%	136%	160%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 28, 2010 (inception date) through September 30, 2011.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Strides Arcolab, Ltd. In December 2013. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.08 and 0.94%, respectively.

(4) Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

(5) Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 1.59% in 2011 without the waiver of these fees and expenses.

See Notes to Financial Statements.

20	MARCH 31, 2016

Janus Emerging Markets Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year or period ended September 30	2016	2015	2014	2013	2012	2011(1)
Net Asset Value, Beginning of Period	$7.14	$8.56	$8.24	$7.97	$7.41	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.03)(2)	0.03(2)	0.18(2)(3)	0.14	0.02	(0.03)
Net realized and unrealized gain/(loss)	0.46	(1.33)	0.36	0.14	0.61	(2.56)
Total from Investment Operations	0.43	(1.30)	0.54	0.28	0.63	(2.59)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	(0.12)	(0.22)	(0.01)	(0.04)	—
Distributions (from capital gains)	—	—	—	—	(0.03)	—
Total Dividends and Distributions	(0.02)	(0.12)	(0.22)	(0.01)	(0.07)	—
Net Asset Value, End of Period	$7.55	$7.14	$8.56	$8.24	$7.97	$7.41
Total Return*	6.01%	(15.32)%	6.67%	3.55%	8.50%	(25.90)%
Net Assets, End of Period (in thousands)	$1,125	$124	$147	$337	$676	$617
Average Net Assets for the Period (in thousands)	$825	$166	$326	$481	$676	$800
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.26%	2.01%	2.05%	1.97%	2.50%	4.61%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.74%	1.43%	1.54%	1.48%	1.64%	1.39%(4)
Ratio of Net Investment Income/(Loss)	(0.71)%	0.33%	2.10%(3)	0.05%	0.29%	0.62%
Portfolio Turnover Rate	52%	131%	59%	138%	136%	160%

Class T Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year or period ended September 30	2016	2015	2014	2013	2012	2011(1)
Net Asset Value, Beginning of Period	$7.14	$8.60	$8.26	$7.99	$7.41	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.02)(2)	0.09(2)	0.19(2)(3)	0.29	0.05	(0.01)
Net realized and unrealized gain/(loss)	0.46	(1.41)	0.37	0.01	0.60	(2.59)
Total from Investment Operations	0.44	(1.32)	0.56	0.30	0.65	(2.60)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	(0.14)	(0.22)	(0.03)	(0.04)	—
Distributions (from capital gains)	—	—	—	—	(0.03)	—
Redemption fees	N/A	N/A	N/A	N/A	—(5)	0.01
Total Dividends and Distributions	(0.02)	(0.14)	(0.22)	(0.03)	(0.07)	0.01
Net Asset Value, End of Period	$7.56	$7.14	$8.60	$8.26	$7.99	$7.41
Total Return*	6.16%	(15.52)%	6.92%	3.73%	8.78%	(25.90)%
Net Assets, End of Period (in thousands)	$4,384	$4,111	$1,207	$825	$2,141	$1,301
Average Net Assets for the Period (in thousands)	$4,486	$2,578	$1,121	$2,105	$2,004	$1,320
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.99%	1.79%	1.77%	1.70%	2.13%	4.08%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.50%	1.44%	1.41%	1.37%	1.42%	1.34%
Ratio of Net Investment Income/(Loss)	(0.59)%	1.09%	2.19%(3)	(0.19)%	0.58%	0.85%
Portfolio Turnover Rate	52%	131%	59%	138%	136%	160%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 28, 2010 (inception date) through September 30, 2011.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Strides Arcolab, Ltd. In December 2013. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.08 and 0.94%, respectively.

(4) Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 1.82% in 2011 without the waiver of these fees and expenses.

(5) Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Emerging Markets Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Emerging Markets Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined

22	MARCH 31, 2016

Janus Emerging Markets Fund

Notes to Financial Statements (unaudited)

approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of March 31, 2016.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $21,603,344 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Janus Investment Fund	23

Janus Emerging Markets Fund

Notes to Financial Statements (unaudited)

Financial assets of $183,183 were transferred out of Level 2 to Level 3 since certain security’s prices were determined using significant unobservable inputs at the end of the current fiscal year and other significant observable inputs at the end of the prior fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If

24	MARCH 31, 2016

Janus Emerging Markets Fund

Notes to Financial Statements (unaudited)

the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash

As of March 31, 2016, the Fund has restricted cash in the amount of $2,205,722. The restricted cash represents collateral pledged in relation to derivatives and/or securities with extended settlement dates, as well as investment quota for China A Shares. The carrying value of the restricted cash approximates fair value.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2016 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

Janus Investment Fund	25

Janus Emerging Markets Fund

Notes to Financial Statements (unaudited)

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended March 31, 2016, the average ending monthly currency value amounts on sold forward currency contracts is $499,198.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of

26	MARCH 31, 2016

Janus Emerging Markets Fund

Notes to Financial Statements (unaudited)

premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Fund purchased call options on foreign exchange rates vs. the U.S. dollar in order to increase foreign currency exposure and reduce U.S. dollar exposure where increasing this exposure via the options market was most attractive.

During the period ended March 31, 2016, the average ending monthly market value amounts on purchased call options is $62,602.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that

Janus Investment Fund	27

Janus Emerging Markets Fund

Notes to Financial Statements (unaudited)

are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the period is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).

During the period, the Fund entered into total return swaps on equity securities or indices to increase exposure to equity risk. These total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

During the period ended March 31, 2016, the average ending monthly market value amounts on total return swaps which are long the reference asset is $(3,246).

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of March 31, 2016.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of March 31, 2016

	Currency Contracts	Equity Contracts	Total
Asset Derivatives:
Investments, at value*	$-	$49,832	$49,832

Liability Derivatives:
Forward currency contracts	$60	$-	$60
Outstanding swap contracts, at value	-	4,803	4,803

Total Liability Derivatives	$60	$4,803	$4,863

* Amounts relate to purchased options.

28	MARCH 31, 2016

Janus Emerging Markets Fund

Notes to Financial Statements (unaudited)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2016.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended March 31, 2016

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts	Equity Contracts	Total
Investments and foreign currency transactions	$(28,258)	$-	$(28,258)
Swap contracts	-	(27,679)	(27,679)

Total	$(28,258)	$(27,679)	$(55,937)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts	Equity Contracts	Total
Investments, foreign currency translations and non-interested Trustees' deferred compensation	$(314)	$1,790*	$1,476
Swap contracts	-	397	397

Total	$(314)	$2,187	$1,873

* Amounts relate to purchased options.

Please see the Fund’s Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have

Janus Investment Fund	29

Janus Emerging Markets Fund

Notes to Financial Statements (unaudited)

needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

China A Shares

The Chinese government may permit a foreign investor to invest in China A Shares as a licensed Qualified Foreign Institutional Investor (“QFII”). QFII licenses are granted by the China Securities Regulatory Commission and an investment quota is granted by the State Administration of Foreign Exchange. Janus Capital has been granted a QFII license and an investment quota.

People’s Republic of China (“PRC”) regulations require QFIIs to entrust assets held in the PRC and to interact with government agencies through a China-based qualified custodian bank. Assets attributable to clients of Janus Capital will be held by the custodian in foreign exchange accounts and securities accounts in the joint name of Janus Capital and its clients, although the terms of the custody agreement make clear that the contents of the accounts belong to the clients, and not to Janus Capital.

During the period ended March 31, 2016, Janus Capital, in its capacity as a QFII, invested in China A Shares on behalf of the Fund. With respect to direct China A Shares investments, as a general matter, any capital invested and profits generated cannot be repatriated for a minimum of one year. Repatriation of any invested capital is subject to approval by the regulator. Additionally, any repatriation of profits would be subject to an audit by a registered accountant in China, and subject to regulatory approval. In light of the foregoing, the Fund’s investment in China A Shares would be subject to the Fund’s limit of investing up to 15% of its net assets in illiquid investments. Current Chinese tax law is unclear whether capital gains realized on the Fund’s investments in China A shares will be subject to tax. Because management believes it is more likely than not that Chinese capital gains tax ultimately will not be imposed, the Fund does not accrue for such taxes.

As of March 31, 2016, the Fund has available investment quota of $2,105,722. The Fund is subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances and may incur substantial delays in gaining access to its assets.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

30	MARCH 31, 2016

Janus Emerging Markets Fund

Notes to Financial Statements (unaudited)

Emerging Market Investing

The Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of March 31, 2016” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets
Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Deutsche Bank AG	$ 1,770,214	$ -	$ (1,770,214)	$ -
Goldman Sachs International	49,832	-	-	49,832
Total	$ 1,820,046	$ -	$ (1,770,214)	$ 49,832

Janus Investment Fund	31

Janus Emerging Markets Fund

Notes to Financial Statements (unaudited)

Offsetting of Financial Liabilities and Derivative Liabilities
Counterparty	Gross Amounts of Recognize Liabilities	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Credit Suisse International	$ 4,863	$ -	$ -	$ 4,863

(a) Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund may segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S.

32	MARCH 31, 2016

Janus Emerging Markets Fund

Notes to Financial Statements (unaudited)

Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of March 31, 2016, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $1,770,214. Gross amounts of recognized liabilities for securities lending (collateral received) as of March 31, 2016 is $1,811,136, resulting in the net amount due to the counterparty of $40,922.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 1.00%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the MSCI Emerging Markets IndexSM.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period, which is generally the previous 36 months.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended March 31, 2016, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 1.09%.

Janus Capital Singapore Pte. Limited (“Janus Singapore”) serves as subadviser and is responsible for a portion of the Fund subject to the general oversight of Janus Capital. Janus Singapore is an indirect wholly-owned subsidiary of Janus

Janus Investment Fund	33

Janus Emerging Markets Fund

Notes to Financial Statements (unaudited)

Capital. Janus Capital pays Janus Singapore a fee equal to one-third of the advisory fee paid by the Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to Janus Singapore adjusts up or down based on the Fund’s performance relative to the Fund’s benchmark index over the performance measurement period.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 1.24%. Janus Capital has agreed to continue the waiver until at least February 1, 2017. The previous expense limit (until February 1, 2016) was 1.11%. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

34	MARCH 31, 2016

Janus Emerging Markets Fund

Notes to Financial Statements (unaudited)

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $367,532 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2016. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $92,975 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2016.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Janus Investment Fund	35

Janus Emerging Markets Fund

Notes to Financial Statements (unaudited)

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2016 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. There were no upfront sales charges retained by Janus Distributors during the period ended March 31, 2016.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended March 31, 2016.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the period ended March 31, 2016.

As of March 31, 2016, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	36	27
Class S Shares	9	-*
Class T Shares	-	-
*Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended March 31, 2016, the Fund engaged in cross trades amounting to $41,899 in purchases.

36	MARCH 31, 2016

Janus Emerging Markets Fund

Notes to Financial Statements (unaudited)

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 56,034,266	$ 2,325,719	$ (4,522,483)	$ (2,196,764)

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2015, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended September 30, 2015
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses

$ (408,028)	$ (413,353)	$ (821,381)

Janus Investment Fund	37

Janus Emerging Markets Fund

Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended March 31, 2016		Year ended September 30, 2015
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	8,784	$ 68,179	14,306	$ 124,001
Reinvested dividends and distributions	-	-	653	5,155
Shares repurchased	(12,200)	(88,093)	(19,951)	(160,924)
Net Increase/(Decrease)	(3,416)	$ (19,914)	(4,992)	$ (31,768)
Class C Shares:
Shares sold	12,209	$ 91,390	21,154	$ 172,296
Reinvested dividends and distributions	-	-	30	235
Shares repurchased	(6,502)	(46,057)	(651)	(5,176)
Net Increase/(Decrease)	5,707	$ 45,333	20,533	$ 167,355
Class D Shares:
Shares sold	114,823	$ 829,853	407,217	$ 3,489,359
Reinvested dividends and distributions	3,563	26,474	21,264	166,920
Shares repurchased	(119,213)	(851,732)	(634,045)	(5,031,226)
Net Increase/(Decrease)	(827)	$ 4,595	(205,564)	$ (1,374,947)
Class I Shares:
Shares sold	2,110,241	$15,536,382	1,622,753	$12,639,705
Reinvested dividends and distributions	19,413	144,626	48,828	384,278
Shares repurchased	(626,886)	(4,439,521)	(385,879)	(3,132,040)
Net Increase/(Decrease)	1,502,768	$11,241,487	1,285,702	$ 9,891,943
Class S Shares:
Shares sold	133,627	$ 1,027,904	165,627	$ 1,446,731
Reinvested dividends and distributions	360	2,678	266	2,086
Shares repurchased	(2,338)	(17,003)	(165,750)	(1,437,671)
Net Increase/(Decrease)	131,649	$ 1,013,579	143	$ 11,146
Class T Shares:
Shares sold	585,014	$ 4,326,050	1,133,561	$ 9,505,174
Reinvested dividends and distributions	1,543	11,482	2,322	18,271
Shares repurchased	(581,955)	(4,197,534)	(700,815)	(5,561,602)
Net Increase/(Decrease)	4,602	$ 139,998	435,068	$ 3,961,843

7. Purchases and Sales of Investment Securities

For the period ended March 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$35,539,666	$ 24,008,800	$ -	$ -

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2016 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

38	MARCH 31, 2016

Janus Emerging Markets Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2015, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2016 through January 1 or February 1, 2017, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee

Janus Investment Fund	39

Janus Emerging Markets Fund

Additional Information (unaudited)

for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2015, approximately 70% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2015, approximately 61% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

40	MARCH 31, 2016

Janus Emerging Markets Fund

Additional Information (unaudited)

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	41

Janus Emerging Markets Fund

Additional Information (unaudited)

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and INTECH had taken or were taking to improve performance.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and in the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

42	MARCH 31, 2016

Janus Emerging Markets Fund

Additional Information (unaudited)

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	43

Janus Emerging Markets Fund

Additional Information (unaudited)

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers,

44	MARCH 31, 2016

Janus Emerging Markets Fund

Additional Information (unaudited)

was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 14% below the mean total expenses of their respective Broadridge Expense Group peers and 24% below the mean total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 19% below the mean for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the mean total expenses for its Broadridge Expense Group peers and to mean total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) by one estimation methodology, the fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to the estimated fee margins in the industry and relative to estimated fee margins of fund managers using Janus Capital as a subadviser.

The Trustees considered the fees for each Fund for its fiscal year ended in 2014, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Investment Fund	45

Janus Emerging Markets Fund

Additional Information (unaudited)

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

46	MARCH 31, 2016

Janus Emerging Markets Fund

Additional Information (unaudited)

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for one share class. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Investment Fund	47

Janus Emerging Markets Fund

Additional Information (unaudited)

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

48	MARCH 31, 2016

Janus Emerging Markets Fund

Additional Information (unaudited)

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services

Janus Investment Fund	49

Janus Emerging Markets Fund

Additional Information (unaudited)

provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant provided an analysis of economies of scale, which included discussion of analysis from prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 85% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 80% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

50	MARCH 31, 2016

Janus Emerging Markets Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	51

Janus Emerging Markets Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

52	MARCH 31, 2016

Janus Emerging Markets Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	53

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0516-1628				125-24-93039 05-16

SEMIANNUAL REPORT March 31, 2016

Janus Enterprise Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Enterprise Fund

Janus Enterprise Fund (unaudited)

FUND SNAPSHOT

We believe that investing in companies with sustainable growth and high return on invested capital can drive consistent returns and allow us to outperform our benchmark and peers over time with moderate risk. We seek to identify mid-cap companies with high-quality management teams that wisely allocate capital to fund and drive growth over time.

Brian Demain portfolio manager

PERFORMANCE OVERVIEW

Janus Enterprise Fund’s Class T Shares returned 7.71% over the six-month period ended March 31, 2016. The Fund’s benchmark, the Russell Midcap Growth Index, returned 4.72%.

INVESTMENT ENVIRONMENT

U.S. indices rallied early in the period, continuing their recovery from the summer sell-off. Volatility returned in November as corporate earnings, in aggregate, were subdued and manufacturing data weighed on sentiment. Monetary policy again influenced markets in December as the Federal Reserve (Fed) raised interest rates for the first time in nearly a decade. Weak manufacturing data and an underwhelming holiday shopping season caused some to question whether the U.S. economy was sufficiently healthy to merit the cadence of rate hikes that the Fed had projected. As the calendar turned to 2016, worries re-emerged about the trajectory of the global economy. Crude oil prices resumed their slide, dropping to levels not seen in over a decade. Stocks also fell, once again entering correction territory. However, stocks rallied again toward the end of the period as investors began to price in the expectation that the Fed would lower its expected rate hike trajectory.

PERFORMANCE DISCUSSION

The Fund outperformed its benchmark, the Russell Midcap Growth Index, for the period. Our Fund tends to emphasize companies that we believe have more predictable business models, recurring revenue streams and strong competitive positioning that allows them to take market share and experience sustainable long-term growth. As part of our focus on companies with more sustainable growth profiles, we also tend to favor companies that have strong free cash flow growth and high levels of return on invested capital. In an environment in which the market questioned the ability of some companies to carry out growth initiatives without access to cheap debt markets, the Fund’s focus on these companies with more durable growth profiles added to our relative performance.

Our performance this period was driven by strong results from a number of companies in our portfolio. Semiconductor company KLA-Tencor was our top contributor to performance. The stock was up after it was announced early in the period that KLA-Tencor would be acquired by Lam Research Corp. We were not surprised to see KLA-Tencor become an acquisition target. In our view, the company is a leader in the production of metrology and inspection equipment that is used by semiconductor manufacturers. That equipment is in increasing demand as semiconductor manufacturers keep making semiconductors smaller and smaller. We believe KLA’s business likely will be a good complement to Lam Research, which supplies wafer fabrication equipment to semiconductor manufacturers.

Lamar Advertising, which has an extensive network of billboards, was also a leading contributor. We like the company’s growth potential as it uses more digital billboards, which allow it to display more advertisements on each sign. We also like that outdoor billboard advertisements are more insulated from the transition of traditional media advertising spending to digital media.

Another top contributor during the period was Henry Schein, the leading office based distributor for dental, veterinary and medical supplies on a global basis. Henry Schein participates in markets that are generally gross domestic product (GDP) plus growers and they get an additional growth kicker by taking share from small competitors. Henry Schein’s size and scale allow it to offer competitive pricing to customers while earning higher margins and returns than competitors through better fixed cost leverage and procurement. This scale advantage and long term growth record has resulted in strong free-cash-flow generation and high returns on invested capital over a multi-year period.

Janus Investment Fund	1

Janus Enterprise Fund (unaudited)

While generally pleased with our performance during the period, we did hold some stocks that had disappointing results. LPL Financial was our largest detractor from performance. We originally initiated our investment in LPL as we see more financial advisors leaving wire-houses and moving to independent broker dealers and registered investment advisors. As the largest platform for independent advisors in the U.S., LPL has benefited from this trend. The firm is also well positioned to gain from the shift to an environment of rising interest rates, which we expect will boost earnings related to cash held on customers’ balance sheets.

LPL’s share price suffered during the period due to a range of factors. First, the firm has faced compliance difficulties and fines associated with its out-of-date operational technology systems. Though the company is spending to get its systems up to speed, progress has been slow. Secondly, the firm initiated a stock buy-back in the fourth quarter of 2015, just ahead of the market downturn. Finally, LPL is grappling with regulatory concerns related to certain parts of its business model, as well as declining revenues linked to certain commissions-based products that have become out of favor. Going forward, LPL faces significant pressure to deliver on its margin goals. In its favor is the fact that the company has a high level of discretionary expenses that could be cut to manage its bottom line. We believe our expectations for the stock are appropriately set.

Sensata Technologies, a producer of sensors and controls used in automotive, appliance, aircraft and industrial manufacturing, also detracted. Sensata’s share price fell at the beginning of 2016, along with other industrial companies with exposure to the automobile market, following the release of data that showed slowing auto sales. In addition, Sensata had lower than expected earnings for the fourth quarter of 2015, driven by weakness in its sensors and controls business, which is closely linked to consumer electronics. Sensata’s highly leveraged balance sheet has also remained a concern among investors.

Once valued as a growth stock, Sensata is now valued more like a cyclical company. Nevertheless, the company has demonstrated its ability to grow through full market cycles, and we believe is poised to continue that record. We expect moderate growth to continue at Sensata, with high returns on capital in the months ahead. For these reasons, we continue to hold our shares.

Endo International also detracted. The stock declined during the fourth quarter of 2015 on the company’s announcement of a write-down of an acquisition completed earlier this year. Investor concerns also arose over the purchase price Endo paid for Par Pharmaceutical in September, with the conclusion being that Endo overpaid for the acquisition. We sold our shares in Endo during the fourth quarter of 2015 due to concerns about the company’s ability to successfully generate value through its strategy of acquiring other pharmaceutical companies.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

OUTLOOK

In the months ahead, we expect heightened volatility to continue, driven by uncertainty in the political environment and global geopolitical arena. During times of heightened uncertainty, a company’s financial strength becomes that much more important, especially in an environment like today’s where interest rates are expected to edge higher and the cost of capital is on the rise.

We will continue to pursue investment opportunities for the Fund on a stock by stock basis, staying focused on companies with strategic competitive advantages, reasonable valuations, strong balance sheets, and durable growth prospects.

Thank you for your investment in Janus Enterprise Fund.

2	MARCH 31, 2016

Janus Enterprise Fund (unaudited)

Fund At A Glance

March 31, 2016

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	KLA-Tencor Corp.	0.50%	LPL Financial Holdings, Inc.	-0.58%
	Lamar Advertising Co. - Class A	0.49%	Sensata Technologies Holding NV	-0.34%
	Henry Schein, Inc.	0.48%	Endo International PLC	-0.30%
	Crown Castle International Corp.	0.42%	Wolverine World Wide, Inc.	-0.18%
	Jack Henry & Associates, Inc.	0.40%	Polaris Industries, Inc.	-0.13%

	5 Top Performers - Sectors*
			Fund Weighting	Russell Midcap® Growth Index
		Fund Contribution	(Average % of Equity)	Weighting
	Information Technology	2.48%	31.59%	19.69%
	Health Care	1.79%	16.66%	13.05%
	Financials	0.45%	13.58%	11.93%
	Consumer Discretionary	0.32%	10.88%	24.76%
	Energy	0.26%	0.80%	0.77%

	5 Bottom Performers - Sectors*
			Fund Weighting	Russell Midcap® Growth Index
		Fund Contribution	(Average % of Equity)	Weighting
	Industrials	-0.68%	19.05%	15.87%
	Consumer Staples	-0.57%	1.00%	8.43%
	Materials	-0.38%	1.14%	5.01%
	Other**	-0.13%	5.30%	0.00%
	Utilities	-0.02%	0.00%	0.10%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Enterprise Fund (unaudited)

Fund At A Glance

March 31, 2016

5 Largest Equity Holdings - (% of Net Assets)
Crown Castle International Corp.
Real Estate Investment Trusts (REITs)	3.1%
Sensata Technologies Holding NV
Electrical Equipment	2.6%
Verisk Analytics, Inc.
Professional Services	2.6%
Lamar Advertising Co. - Class A
Real Estate Investment Trusts (REITs)	2.5%
Amdocs, Ltd. (U.S. Shares)
Information Technology Services	2.1%
12.9%

Asset Allocation - (% of Net Assets)
Common Stocks	95.1%
Investment Companies	12.9%
Other	(8.0)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2016	As of September 30, 2015

4	MARCH 31, 2016

Janus Enterprise Fund (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2016						per the January 28, 2016 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	7.60%	-1.01%	10.77%	8.72%	10.41%	1.14%
Class A Shares at MOP	1.41%	-6.71%	9.46%	8.08%	10.13%
Class C Shares at NAV	7.25%	-1.66%	9.99%	7.89%	9.62%	1.78%
Class C Shares at CDSC	6.25%	-2.61%	9.99%	7.89%	9.62%
Class D Shares(1)	7.76%	-0.74%	11.06%	8.93%	10.53%	0.84%
Class I Shares	7.79%	-0.65%	11.16%	8.88%	10.51%	0.74%
Class N Shares	7.83%	-0.57%	10.98%	8.88%	10.51%	0.67%
Class R Shares	7.44%	-1.31%	10.42%	8.32%	10.02%	1.42%
Class S Shares	7.58%	-1.07%	10.71%	8.60%	10.28%	1.17%
Class T Shares	7.71%	-0.81%	10.98%	8.88%	10.51%	0.92%
Russell Midcap® Growth Index	4.72%	-4.75%	9.99%	7.43%	9.71%
Morningstar Quartile - Class T Shares	-	1st	1st	1st	2nd
Morningstar Ranking - based on total returns for Mid-Cap Growth Funds	-	52/736	50/672	36/616	47/160

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Janus Investment Fund	5

Janus Enterprise Fund (unaudited)

Performance

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility, lower liquidity and differing financial and information reporting standards, all of which are magnified in emerging markets.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on July 12, 2012. Performance shown for periods prior to July 12, 2012, reflects the performance of the Fund's Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2016 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – September 1, 1992

(1) Closed to certain new investors.

6	MARCH 31, 2016

Janus Enterprise Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/15)	Ending Account Value (3/31/16)	Expenses Paid During Period (10/1/15 - 3/31/16)†	Beginning Account Value (10/1/15)	Ending Account Value (3/31/16)	Expenses Paid During Period (10/1/15 - 3/31/16)†	Net Annualized Expense Ratio (10/1/15 - 3/31/16)
Class A Shares	$1,000.00	$1,076.00	$5.92	$1,000.00	$1,019.30	$5.76	1.14%
Class C Shares	$1,000.00	$1,072.50	$9.33	$1,000.00	$1,016.00	$9.07	1.80%
Class D Shares	$1,000.00	$1,077.60	$4.36	$1,000.00	$1,020.80	$4.24	0.84%
Class I Shares	$1,000.00	$1,077.90	$4.00	$1,000.00	$1,021.15	$3.89	0.77%
Class N Shares	$1,000.00	$1,078.30	$3.48	$1,000.00	$1,021.65	$3.39	0.67%
Class R Shares	$1,000.00	$1,074.40	$7.36	$1,000.00	$1,017.90	$7.16	1.42%
Class S Shares	$1,000.00	$1,075.80	$6.07	$1,000.00	$1,019.15	$5.91	1.17%
Class T Shares	$1,000.00	$1,077.10	$4.78	$1,000.00	$1,020.40	$4.65	0.92%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Enterprise Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares		Value
Common Stocks – 95.1%
Aerospace & Defense – 2.2%
HEICO Corp. - Class A	903,513	$43,007,219
Teledyne Technologies, Inc.*	933,067	82,240,525
TransDigm Group, Inc.*,#	161,765	35,643,300
		160,891,044
Air Freight & Logistics – 1.3%
Expeditors International of Washington, Inc.#	1,976,829	96,489,023
Airlines – 1.0%
Ryanair Holdings PLC (ADR)	881,324	75,635,226
Biotechnology – 2.7%
AbbVie, Inc.	497,534	28,419,142
Celgene Corp.*,†	863,429	86,420,609
Medivation, Inc.*	1,839,912	84,599,154
		199,438,905
Building Products – 0.6%
AO Smith Corp.	622,356	47,491,986
Capital Markets – 2.5%
LPL Financial Holdings, Inc.#	2,512,177	62,301,990
TD Ameritrade Holding Corp.	3,781,716	119,237,505
		181,539,495
Chemicals – 0.4%
Potash Corp. of Saskatchewan, Inc. (U.S. Shares)	1,920,011	32,678,587
Commercial Services & Supplies – 2.3%
Edenred#	2,164,709	42,039,640
Ritchie Bros Auctioneers, Inc. (U.S. Shares)†	4,696,766	127,188,423
		169,228,063
Containers & Packaging – 0.8%
Sealed Air Corp.	1,176,459	56,481,797
Diversified Consumer Services – 1.2%
ServiceMaster Global Holdings, Inc.*	2,286,046	86,138,213
Diversified Financial Services – 3.3%
FactSet Research Systems, Inc.	172,635	26,159,382
Markit, Ltd.*,#	3,002,941	106,153,964
MSCI, Inc.	1,459,402	108,112,500
		240,425,846
Electrical Equipment – 3.3%
AMETEK, Inc.	986,751	49,317,815
Sensata Technologies Holding NV*	5,004,909	194,390,666
		243,708,481
Electronic Equipment, Instruments & Components – 5.8%
Amphenol Corp. - Class A	1,334,772	77,176,517
Belden, Inc.	1,192,310	73,183,988
Flextronics International, Ltd.*	7,386,063	89,075,920
National Instruments Corp.#	2,747,143	82,716,476
TE Connectivity, Ltd. (U.S. Shares)	1,674,153	103,663,554
		425,816,455
Food Products – 0.9%
Mead Johnson Nutrition Co.	825,531	70,145,369
Health Care Equipment & Supplies – 6.7%
Boston Scientific Corp.*	7,851,452	147,685,812
Masimo Corp.*	870,802	36,434,356
STERIS PLC	563,905	40,065,450
Teleflex, Inc.#	774,025	121,529,665
Varian Medical Systems, Inc.*,#	1,839,446	147,192,469
		492,907,752
Health Care Providers & Services – 1.7%
Henry Schein, Inc.*,†	728,487	125,758,711
Health Care Technology – 2.1%
athenahealth, Inc.*,#	696,508	96,661,380

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2016

Janus Enterprise Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares		Value
Common Stocks – (continued)
Health Care Technology – (continued)
IMS Health Holdings, Inc.*	2,271,880	$60,318,414
		156,979,794
Hotels, Restaurants & Leisure – 2.2%
Aramark	1,167,484	38,667,070
Dunkin' Brands Group, Inc.#	2,586,422	122,001,526
		160,668,596
Industrial Conglomerates – 0.9%
Roper Industries, Inc.	344,960	63,048,339
Information Technology Services – 10.5%
Amdocs, Ltd. (U.S. Shares)	2,581,679	155,985,045
Broadridge Financial Solutions, Inc.	2,216,905	131,484,636
Fidelity National Information Services, Inc.	1,419,575	89,873,293
Gartner, Inc.*	744,155	66,490,249
Global Payments, Inc.	1,218,326	79,556,688
Jack Henry & Associates, Inc.	1,544,084	130,583,184
WEX, Inc.*,#	1,455,812	121,356,488
		775,329,583
Insurance – 1.8%
Aon PLC	1,289,437	134,681,695
Internet Software & Services – 2.6%
Cimpress NV*,#	1,034,246	93,795,770
CoStar Group, Inc.*,#	523,965	98,594,494
		192,390,264
Leisure Products – 0.6%
Polaris Industries, Inc.#	426,761	42,027,423
Life Sciences Tools & Services – 3.7%
Bio-Techne Corp.	332,010	31,381,585
Mettler-Toledo International, Inc.*	83,705	28,858,136
PerkinElmer, Inc.	2,651,733	131,154,714
Waters Corp.*	599,958	79,146,459
		270,540,894
Machinery – 2.3%
Middleby Corp.*,#	552,743	59,016,370
Rexnord Corp.*,†	3,904,927	78,957,624
Wabtec Corp.#	420,064	33,306,875
		171,280,869
Media – 1.5%
Omnicom Group, Inc.#	1,349,054	112,281,764
Multiline Retail – 1.1%
Dollar General Corp.	526,813	45,095,193
Dollar Tree, Inc.*	468,746	38,652,795
		83,747,988
Oil, Gas & Consumable Fuels – 0.6%
World Fuel Services Corp.	894,025	43,431,735
Professional Services – 2.6%
Verisk Analytics, Inc.*,#	2,373,526	189,692,198
Real Estate Investment Trusts (REITs) – 5.6%
Crown Castle International Corp.	2,612,278	225,962,047
Lamar Advertising Co. - Class A	3,045,705	187,310,858
		413,272,905
Road & Rail – 0.8%
Canadian Pacific Railway, Ltd. (U.S. Shares)	467,277	62,002,985
Semiconductor & Semiconductor Equipment – 6.0%
Atmel Corp.	6,301,764	51,170,324
KLA-Tencor Corp.	1,243,170	90,515,208
Lam Research Corp.#	850,320	70,236,432
Microchip Technology, Inc.#	1,331,796	64,192,567
ON Semiconductor Corp.*	7,326,543	70,261,547

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Enterprise Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares		Value
Common Stocks – (continued)
Semiconductor & Semiconductor Equipment – (continued)
Xilinx, Inc.	2,071,340	$98,243,656
		444,619,734
Software – 8.5%
Apptio, Inc.*,§	181,903	4,128,216
Atlassian Corp PLC - Class A*	1,236,369	31,094,680
Cadence Design Systems, Inc.*	5,185,404	122,271,826
Constellation Software, Inc.	273,917	112,171,817
Intuit, Inc.	954,670	99,295,227
NICE Systems, Ltd. (ADR)#	2,269,298	147,027,817
SS&C Technologies Holdings, Inc.#	1,753,656	111,216,864
		627,206,447
Specialty Retail – 1.0%
Monro Muffler Brake, Inc.#	323,388	23,112,540
Williams-Sonoma, Inc.	885,643	48,480,098
		71,592,638
Textiles, Apparel & Luxury Goods – 3.5%
Carter's, Inc.	609,600	64,239,648
Gildan Activewear, Inc.	4,355,395	132,883,101
Wolverine World Wide, Inc.	3,224,442	59,394,222
		256,516,971
Trading Companies & Distributors – 0.5%
Fastenal Co.#	735,087	36,019,263
Total Common Stocks (cost $5,462,844,876)		7,012,107,038
Investment Companies – 12.9%
Investments Purchased with Cash Collateral from Securities Lending – 7.2%
Janus Cash Collateral Fund LLC, 0.4107%ºº,£	525,494,588	525,494,588
Money Markets – 5.7%
Janus Cash Liquidity Fund LLC, 0.3874%ºº,£	422,017,369	422,017,369
Total Investment Companies (cost $947,511,957)		947,511,957
Total Investments (total cost $6,410,356,833) – 108.0%		7,959,618,995
Liabilities, net of Cash, Receivables and Other Assets – (8.0)%		(587,739,950)
Net Assets – 100%		$7,371,879,045

Summary of Investments by Country - (Long Positions) (unaudited)

		% of Investment Securities

Country	Value
United States	$7,090,742,755	89.1%
Canada	466,924,913	5.9
Israel	147,027,817	1.8
United Kingdom	137,248,644	1.7
Ireland	75,635,226	1.0
France	42,039,640	0.5

Total	$7,959,618,995	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2016

Janus Enterprise Fund

Schedule of Investments (unaudited)

March 31, 2016

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)
Bank of America:
Euro	4/14/16	10,500,000	$11,949,590	$(293,014)
Citibank NA:
Canadian Dollar	4/28/16	25,192,000	19,400,250	(307,590)
Euro	4/28/16	1,800,000	2,049,410	2,960
Euro	4/28/16	24,598,000	28,006,333	(501,833)

			49,455,993	(806,463)
Credit Suisse International:
Canadian Dollar	5/12/16	5,317,000	4,094,652	5,915
Euro	5/12/16	1,100,000	1,253,005	522

			5,347,657	6,437
HSBC Securities (USA), Inc.:
Canadian Dollar	4/28/16	20,168,000	15,531,289	(246,213)
Euro	4/28/16	18,300,000	20,835,673	(358,028)

			36,366,962	(604,241)
JPMorgan Chase & Co.:
Euro	4/14/16	21,040,000	23,944,701	(539,448)
RBC Capital Markets Corp.:
Canadian Dollar	5/12/16	25,310,000	19,491,374	53,087
Euro	5/12/16	21,200,000	24,148,817	20,243

			43,640,191	73,330
Total			$170,705,094	$(2,163,399)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Enterprise Fund

Notes to Schedule of Investments and Other Information (unaudited)

Russell Midcap® Growth Index	Measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company
U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of March 31, 2016, is $148,312,938.

ºº	Rate shown is the 7-day yield as of March 31, 2016.

#	Loaned security; a portion of the security is on loan at March 31, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2016. Unless otherwise indicated, all information in the table is for the period ended March 31, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/15	Purchases	Sales	at 3/31/16	Gain/(Loss)	Income	at 3/31/16

Janus Cash Collateral Fund LLC	264,914,184	1,038,663,560	(778,083,156)	525,494,588	$—	$2,007,572(1)	$525,494,588
Janus Cash Liquidity Fund LLC	336,826,661	855,902,708	(770,712,000)	422,017,369	—	486,728	422,017,369

Total					$—	$2,494,300	$947,511,957
(1) Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted and Illiquid Securities (as of March 31, 2016)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Apptio, Inc.	5/2/13	$4,128,216	$4,128,216	0.1%

The Fund has registration rights for certain restricted securities held as of March 31, 2016. The issuer incurs all registration costs.

12	MARCH 31, 2016

Janus Enterprise Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of March 31, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks
Software	$ 623,078,231	$ -	$ 4,128,216
All Other	6,384,900,591	-	-
Investment Companies	-	947,511,957	-
Total Investments in Securities	$ 7,007,978,822	$ 947,511,957	$ 4,128,216
Other Financial Instruments(a):
Forward Currency Contracts	$ -	$ 82,727	$ -
Total Assets	$ 7,007,978,822	$ 947,594,684	$ 4,128,216
Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$ -	$ 2,246,126	$ -

(a) Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

Janus Investment Fund	13

Janus Enterprise Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2016

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$6,410,356,833
Unaffiliated investments, at value(1)	7,012,107,038
Affiliated investments, at value	947,511,957
Cash	2,032,665
Forward currency contracts	82,727
Non-interested Trustees' deferred compensation	141,189
Receivables:
Fund shares sold	44,984,145
Investments sold	5,715,520
Dividends	3,524,670
Dividends from affiliates	130,140
Other assets	41,325
Total Assets	8,016,271,376
Liabilities:
Collateral for securities loaned (Note 3)	525,494,588
Forward currency contracts	2,246,126
Closed foreign currency contracts	1,973,174
Payables:	—
Investments purchased	70,701,034
Fund shares repurchased	38,400,288
Advisory fees	3,784,378
Transfer agent fees and expenses	1,019,009
12b-1 Distribution and shareholder servicing fees	291,742
Non-interested Trustees' deferred compensation fees	141,189
Fund administration fees	56,174
Non-interested Trustees' fees and expenses	38,380
Professional fees	9,882
Custodian fees	61
Accrued expenses and other payables	236,306
Total Liabilities	644,392,331
Net Assets	$7,371,879,045

See Notes to Financial Statements.

14	MARCH 31, 2016

Janus Enterprise Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2016

Net Assets Consist of:
Capital (par value and paid-in surplus)	$5,822,803,026
Undistributed net investment income/(loss)	5,008,099
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(3,050,275)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,547,118,195
Total Net Assets	$7,371,879,045
Net Assets - Class A Shares	$370,040,818
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,259,408
Net Asset Value Per Share(2)	$86.88
Maximum Offering Price Per Share(3)	$92.18
Net Assets - Class C Shares	$115,180,059
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,399,048
Net Asset Value Per Share(2)	$82.33
Net Assets - Class D Shares	$1,300,867,965
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	14,705,995
Net Asset Value Per Share	$88.46
Net Assets - Class I Shares	$1,760,287,896
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	19,804,630
Net Asset Value Per Share	$88.88
Net Assets - Class N Shares	$948,455,943
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	10,647,167
Net Asset Value Per Share	$89.08
Net Assets - Class R Shares	$114,549,153
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,348,211
Net Asset Value Per Share	$84.96
Net Assets - Class S Shares	$388,510,948
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,487,874
Net Asset Value Per Share	$86.57
Net Assets - Class T Shares	$2,373,986,263
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	26,966,355
Net Asset Value Per Share	$88.04

(1) Includes $513,664,726 of securities on loan. See Note 3 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Enterprise Fund

Statement of Operations (unaudited)

For the period ended March 31, 2016

Investment Income:
Dividends	$31,405,907
Affiliated securities lending income, net	2,007,572
Dividends from affiliates	486,728
Other income	195
Foreign tax withheld	(754,337)
Total Investment Income	33,146,065
Expenses:
Advisory fees	20,155,181
12b-1Distribution and shareholder servicing fees:
Class A Shares	398,188
Class C Shares	471,610
Class R Shares	265,382
Class S Shares	440,686
Transfer agent administrative fees and expenses:
Class D Shares	745,396
Class R Shares	132,691
Class S Shares	440,686
Class T Shares	2,557,290
Transfer agent networking and omnibus fees:
Class A Shares	375,527
Class C Shares	48,929
Class I Shares	693,105
Other transfer agent fees and expenses:
Class A Shares	16,354
Class C Shares	6,328
Class D Shares	154,871
Class I Shares	31,131
Class N Shares	3,910
Class R Shares	845
Class S Shares	1,976
Class T Shares	8,203
Shareholder reports expense	268,547
Fund administration fees	266,661
Registration fees	207,278
Non-interested Trustees’ fees and expenses	91,568
Professional fees	41,856
Custodian fees	27,146
Other expenses	246,575
Total Expenses	28,097,920
Less: Excess Expense Reimbursement	(70,741)
Net Expenses	28,027,179
Net Investment Income/(Loss)	5,118,886
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	1,538,632
Total Net Realized Gain/(Loss) on Investments	1,538,632
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	496,426,794
Total Change in Unrealized Net Appreciation/Depreciation	496,426,794
Net Increase/(Decrease) in Net Assets Resulting from Operations	$503,084,312

See Notes to Financial Statements.

16	MARCH 31, 2016

Janus Enterprise Fund

Statements of Changes in Net Assets

	Period ended March 31, 2016 (unaudited)	Year ended September 30, 2015

Operations:
Net investment income/(loss)	$5,118,886	$20,418,789
Net realized gain/(loss) on investments	1,538,632	254,215,794
Change in unrealized net appreciation/depreciation	496,426,794	(177,717,380)
Net Increase/(Decrease) in Net Assets Resulting from Operations	503,084,312	96,917,203
Dividends and Distributions to Shareholders:
Class A Shares	(638,474)	—
Class D Shares	(3,418,521)	(371,719)
Class I Shares	(5,579,295)	(406,935)
Class N Shares	(3,266,138)	(131,019)
Class S Shares	(334,869)	—
Class T Shares	(5,388,841)	(145,469)
Total Dividends from Net Investment Income	(18,626,138)	(1,055,142)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(11,426,367)	(6,818,340)
Class C Shares	(3,495,266)	(2,966,579)
Class D Shares	(44,657,418)	(68,060,181)
Class I Shares	(48,698,657)	(32,562,629)
Class N Shares	(25,597,498)	(7,074,679)
Class R Shares	(3,952,702)	(4,272,568)
Class S Shares	(12,944,744)	(12,134,743)
Class T Shares	(72,142,283)	(76,075,337)
Total Distributions from Net Realized Gain from Investment Transactions	(222,914,935)	(209,965,056)
Net Decrease from Dividends and Distributions to Shareholders	(241,541,073)	(211,020,198)
Capital Share Transactions:
Class A Shares	74,680,960	187,544,638
Class C Shares	34,012,263	32,954,340
Class D Shares	41,712,669	31,044,933
Class I Shares	463,112,242	724,972,889
Class N Shares	366,053,332	504,272,847
Class R Shares	12,283,561	29,813,760
Class S Shares	47,130,646	134,677,550
Class T Shares	485,578,275	577,178,440
Net Increase/(Decrease) from Capital Share Transactions	1,524,563,948	2,222,459,397
Net Increase/(Decrease) in Net Assets	1,786,107,187	2,108,356,402
Net Assets:
Beginning of period	5,585,771,858	3,477,415,456
End of period	$7,371,879,045	$5,585,771,858

Undistributed Net Investment Income/(Loss)	$5,008,099	$18,515,351

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Enterprise Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014		2013	2012	2011
Net Asset Value, Beginning of Period	$83.92	$83.97	$79.08		$64.53	$52.43	$52.14
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.04)(1)	0.14(1)	(0.21)(1)		0.12	(0.27)	(0.12)
Net realized and unrealized gain/(loss)	6.32	4.78	9.44		16.70	12.37	0.41
Total from Investment Operations	6.28	4.92	9.23		16.82	12.10	0.29
Less Dividends and Distributions:
Dividends (from net investment income)	(0.18)	—	—		—	—	—
Distributions (from capital gains)	(3.14)	(4.97)	(4.34)		(2.27)	—	—
Total Dividends and Distributions	(3.32)	(4.97)	(4.34)		(2.27)	—	—
Net Asset Value, End of Period	$86.88	$83.92	$83.97		$79.08	$64.53	$52.43
Total Return*	7.60%	5.88%	12.07%		26.78%	23.08%	0.56%
Net Assets, End of Period (in thousands)	$370,041	$282,626	$104,169		$93,983	$70,811	$61,773
Average Net Assets for the Period (in thousands)	$318,550	$180,646	$101,667		$80,016	$69,350	$77,990
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.17%	1.14%	1.16%		1.12%	1.23%	1.05%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.14%	1.13%	1.16%		1.09%	1.17%	1.04%
Ratio of Net Investment Income/(Loss)	(0.08)%	0.16%	(0.25)%		0.18%	(0.39)%	(0.45)%
Portfolio Turnover Rate	5%	17%	17%		17%	14%	19%
				1

Class C Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$79.78	$80.56	$76.52	$62.98	$51.56	$51.65
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.29)(1)	(0.39)(1)	(0.71)(1)	(0.14)	(0.73)	(0.61)
Net realized and unrealized gain/(loss)	5.98	4.58	9.09	15.95	12.15	0.52
Total from Investment Operations	5.69	4.19	8.38	15.81	11.42	(0.09)
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(3.14)	(4.97)	(4.34)	(2.27)	—	—
Total Dividends and Distributions	(3.14)	(4.97)	(4.34)	(2.27)	—	—
Net Asset Value, End of Period	$82.33	$79.78	$80.56	$76.52	$62.98	$51.56
Total Return*	7.25%	5.19%	11.34%	25.81%	22.15%	(0.17)%
Net Assets, End of Period (in thousands)	$115,180	$77,748	$47,481	$35,702	$25,271	$21,194
Average Net Assets for the Period (in thousands)	$93,843	$63,110	$40,463	$29,470	$24,529	$25,691
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.80%	1.78%	1.82%	1.86%	1.96%	1.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.80%	1.78%	1.82%	1.85%	1.92%	1.77%
Ratio of Net Investment Income/(Loss)	(0.74)%	(0.46)%	(0.90)%	(0.59)%	(1.13)%	(1.18)%
Portfolio Turnover Rate	5%	17%	17%	17%	14%	19%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	MARCH 31, 2016

Janus Enterprise Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$85.33	$85.09	$79.95	$65.07	$52.71	$52.30
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.09(1)	0.48(1)	0.05(1)	0.25	(0.05)	0.05
Net realized and unrealized gain/(loss)	6.42	4.76	9.55	16.90	12.41	0.36
Total from Investment Operations	6.51	5.24	9.60	17.15	12.36	0.41
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)	(0.03)	(0.12)	—	—	—
Distributions (from capital gains)	(3.14)	(4.97)	(4.34)	(2.27)	—	—
Total Dividends and Distributions	(3.38)	(5.00)	(4.46)	(2.27)	—	—
Net Asset Value, End of Period	$88.46	$85.33	$85.09	$79.95	$65.07	$52.71
Total Return*	7.76%	6.19%	12.43%	27.07%	23.45%	0.78%
Net Assets, End of Period (in thousands)	$1,300,868	$1,214,008	$1,178,379	$1,105,852	$914,181	$788,063
Average Net Assets for the Period (in thousands)	$1,242,326	$1,278,374	$1,175,886	$1,005,221	$897,574	$910,089
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.84%	0.84%	0.84%	0.86%	0.86%	0.83%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.84%	0.84%	0.84%	0.86%	0.86%	0.83%
Ratio of Net Investment Income/(Loss)	0.20%	0.54%	0.06%	0.41%	(0.08)%	(0.23)%
Portfolio Turnover Rate	5%	17%	17%	17%	14%	19%

Class I Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$85.81	$85.51	$80.37	$65.32	$52.86	$52.39
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.12(1)	0.50(1)	0.13(1)	0.29	0.05	0.16
Net realized and unrealized gain/(loss)	6.45	4.83	9.55	17.03	12.41	0.31
Total from Investment Operations	6.57	5.33	9.68	17.32	12.46	0.47
Less Dividends and Distributions:
Dividends (from net investment income)	(0.36)	(0.06)	(0.20)	—	—	—
Distributions (from capital gains)	(3.14)	(4.97)	(4.34)	(2.27)	—	—
Total Dividends and Distributions	(3.50)	(5.03)	(4.54)	(2.27)	—	—
Net Asset Value, End of Period	$88.88	$85.81	$85.51	$80.37	$65.32	$52.86
Total Return*	7.79%	6.28%	12.47%	27.23%	23.57%	0.90%
Net Assets, End of Period (in thousands)	$1,760,288	$1,229,458	$547,204	$490,913	$367,419	$344,500
Average Net Assets for the Period (in thousands)	$1,423,722	$861,229	$545,347	$415,493	$373,454	$464,985
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.77%	0.74%	0.75%	0.74%	0.75%	0.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.77%	0.74%	0.75%	0.74%	0.75%	0.72%
Ratio of Net Investment Income/(Loss)	0.29%	0.55%	0.16%	0.53%	0.01%	(0.13)%
Portfolio Turnover Rate	5%	17%	17%	17%	14%	19%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Enterprise Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year or period ended September 30	2016	2015	2014	2013	2012(1)
Net Asset Value, Beginning of Period	$86.00	$85.63	$80.41	$65.32	$61.87
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.16(2)	0.55(2)	0.30(2)	0.29	0.01
Net realized and unrealized gain/(loss)	6.46	4.88	9.49	17.07	3.44
Total from Investment Operations	6.62	5.43	9.79	17.36	3.45
Less Dividends and Distributions:
Dividends (from net investment income)	(0.40)	(0.09)	(0.23)	—	—
Distributions (from capital gains)	(3.14)	(4.97)	(4.34)	(2.27)	—
Total Dividends and Distributions	(3.54)	(5.06)	(4.57)	(2.27)	—
Net Asset Value, End of Period	$89.08	$86.00	$85.63	$80.41	$65.32
Total Return*	7.83%	6.39%	12.62%	27.30%	5.58%
Net Assets, End of Period (in thousands)	$948,456	$555,661	$81,346	$12,196	$2,354
Average Net Assets for the Period (in thousands)	$715,519	$253,371	$30,878	$8,864	$254
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.67%	0.67%	0.68%	0.68%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.67%	0.67%	0.68%	0.68%	0.92%
Ratio of Net Investment Income/(Loss)	0.38%	0.61%	0.36%	0.57%	0.37%
Portfolio Turnover Rate	5%	17%	17%	17%	14%

Class R Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$82.09	$82.46	$77.93	$63.83	$52.01	$51.93
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.16)(2)	(0.06)(2)	(0.42)(2)	(0.12)	(0.65)	(0.34)
Net realized and unrealized gain/(loss)	6.17	4.66	9.29	16.49	12.47	0.42
Total from Investment Operations	6.01	4.60	8.87	16.37	11.82	0.08
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(3.14)	(4.97)	(4.34)	(2.27)	—	—
Total Dividends and Distributions	(3.14)	(4.97)	(4.34)	(2.27)	—	—
Net Asset Value, End of Period	$84.96	$82.09	$82.46	$77.93	$63.83	$52.01
Total Return*	7.44%	5.59%	11.78%	26.36%	22.73%	0.15%
Net Assets, End of Period (in thousands)	$114,549	$98,430	$70,573	$60,299	$48,109	$49,505
Average Net Assets for the Period (in thousands)	$106,153	$88,440	$66,768	$53,140	$53,330	$59,371
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.42%	1.41%	1.42%	1.43%	1.44%	1.43%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.42%	1.41%	1.42%	1.43%	1.44%	1.43%
Ratio of Net Investment Income/(Loss)	(0.38)%	(0.07)%	(0.51)%	(0.16)%	(0.67)%	(0.83)%
Portfolio Turnover Rate	5%	17%	17%	17%	14%	19%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from July 12, 2012 (inception date) through September 30, 2012.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	MARCH 31, 2016

Janus Enterprise Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$83.56	$83.65	$78.80	$64.36	$52.31	$52.09
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.05)(1)	0.14(1)	(0.23)(1)	0.06	(0.33)	(0.20)
Net realized and unrealized gain/(loss)	6.28	4.74	9.42	16.65	12.38	0.42
Total from Investment Operations	6.23	4.88	9.19	16.71	12.05	0.22
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	—	—	—	—	—
Distributions (from capital gains)	(3.14)	(4.97)	(4.34)	(2.27)	—	—
Total Dividends and Distributions	(3.22)	(4.97)	(4.34)	(2.27)	—	—
Net Asset Value, End of Period	$86.57	$83.56	$83.65	$78.80	$64.36	$52.31
Total Return*	7.58%	5.86%	12.07%	26.68%	23.04%	0.42%
Net Assets, End of Period (in thousands)	$388,511	$327,972	$199,831	$252,212	$196,402	$186,891
Average Net Assets for the Period (in thousands)	$352,548	$267,883	$228,373	$216,096	$192,030	$226,170
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.17%	1.17%	1.17%	1.18%	1.19%	1.18%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.17%	1.17%	1.16%	1.17%	1.19%	1.18%
Ratio of Net Investment Income/(Loss)	(0.13)%	0.16%	(0.29)%	0.09%	(0.41)%	(0.58)%
Portfolio Turnover Rate	5%	17%	17%	17%	14%	19%

Class T Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$84.97	$84.78	$79.71	$64.92	$52.63	$52.27
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.06(1)	0.39(1)	(0.01)(1)	0.21	(0.12)	(0.03)
Net realized and unrealized gain/(loss)	6.38	4.78	9.50	16.85	12.41	0.39
Total from Investment Operations	6.44	5.17	9.49	17.06	12.29	0.36
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.01)	(0.08)	—	—	—
Distributions (from capital gains)	(3.14)	(4.97)	(4.34)	(2.27)	—	—
Total Dividends and Distributions	(3.37)	(4.98)	(4.42)	(2.27)	—	—
Net Asset Value, End of Period	$88.04	$84.97	$84.78	$79.71	$64.92	$52.63
Total Return*	7.71%	6.13%	12.33%	27.00%	23.35%	0.69%
Net Assets, End of Period (in thousands)	$2,373,986	$1,799,869	$1,248,431	$1,068,048	$826,846	$723,261
Average Net Assets for the Period (in thousands)	$2,045,832	$1,579,228	$1,179,729	$938,951	$814,223	$900,476
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.92%	0.92%	0.92%	0.93%	0.94%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.92%	0.91%	0.92%	0.92%	0.94%	0.93%
Ratio of Net Investment Income/(Loss)	0.13%	0.44%	(0.01)%	0.34%	(0.16)%	(0.34)%
Portfolio Turnover Rate	5%	17%	17%	17%	14%	19%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Enterprise Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Enterprise Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from

22	MARCH 31, 2016

Janus Enterprise Fund

Notes to Financial Statements (unaudited)

the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Janus Investment Fund	23

Janus Enterprise Fund

Notes to Financial Statements (unaudited)

The Fund did not hold a significant amount of Level 3 securities as of March 31, 2016.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $35,405,560 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the

24	MARCH 31, 2016

Janus Enterprise Fund

Notes to Financial Statements (unaudited)

Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2016 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

Janus Investment Fund	25

Janus Enterprise Fund

Notes to Financial Statements (unaudited)

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended March 31, 2016, the average ending monthly currency value amounts on sold forward currency contracts is $156,728,068.

26	MARCH 31, 2016

Janus Enterprise Fund

Notes to Financial Statements (unaudited)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of March 31, 2016.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of March 31, 2016

Currency Contracts
Asset Derivatives:
Forward currency contracts	$ 82,727

Liability Derivatives:
Forward currency contracts	$ 2,246,126

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2016.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended March 31, 2016

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Investments and foreign currency transactions	$ (367,349)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Investments, foreign currency translations and non-interested Trustees' deferred compensation	$ (2,734,540)

Please see the Fund’s Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the

Janus Investment Fund	27

Janus Enterprise Fund

Notes to Financial Statements (unaudited)

financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. One or more countries may abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a

28	MARCH 31, 2016

Janus Enterprise Fund

Notes to Financial Statements (unaudited)

default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of March 31, 2016” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets
Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Citibank NA	$ 2,960	$ (2,960)	$ -	$ -
Credit Suisse International	6,437	-	-	6,437
Deutsche Bank AG	513,664,726	-	(513,664,726)	-
RBC Capital Markets Corp.	73,330	-	-	73,330
Total	$ 513,747,453	$ (2,960)	$ (513,664,726)	$ 79,767
Offsetting of Financial Liabilities and Derivative Liabilities
Counterparty	Gross Amounts of Recognized Liabilities	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Bank of America	$ 293,014	$ -	$ -	$ 293,014
Citibank NA	809,423	(2,960)	-	806,463
HSBC Securities (USA), Inc.	604,241	-	-	604,241
JPMorgan Chase & Co.	539,448	-	-	539,448
Total	$ 2,246,126	$ (2,960)	$ -	$ 2,243,166

(a) Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund may segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

Janus Investment Fund	29

Janus Enterprise Fund

Notes to Financial Statements (unaudited)

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of March 31, 2016, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $513,664,726. Gross amounts of recognized liabilities for securities lending (collateral received) as of March 31, 2016 is $525,494,588, resulting in the net amount due to the counterparty of $11,829,862.

30	MARCH 31, 2016

Janus Enterprise Fund

Notes to Financial Statements (unaudited)

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64%.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.87%. Janus Capital has agreed to continue the waiver until at least February 1, 2017. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer

Janus Investment Fund	31

Janus Enterprise Fund

Notes to Financial Statements (unaudited)

agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $367,532 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2016. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $92,975 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2016.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner

32	MARCH 31, 2016

Janus Enterprise Fund

Notes to Financial Statements (unaudited)

consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2016 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2016, Janus Distributors retained upfront sales charges of $43,684.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended March 31, 2016.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2016, redeeming shareholders of Class C Shares paid CDSCs of $5,378.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended March 31, 2016, the Fund engaged in cross trades amounting to $11,125,103 in purchases.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 6,408,389,451	$1,715,720,112	$(164,490,568)	$ 1,551,229,544

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2015, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those

Janus Investment Fund	33

Janus Enterprise Fund

Notes to Financial Statements (unaudited)

years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended September 30, 2015
No Expiration
September 30, 2016	Short-Term	Long-Term	Accumulated Capital Losses
$ (4,535,958)	$ -	$ -	$ (4,535,958)

6. Capital Share Transactions

	Period ended March 31, 2016		Year ended September 30, 2015
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	1,346,903	$112,587,942	2,562,279	$226,236,838
Reinvested dividends and distributions	106,139	8,928,445	60,715	5,078,224
Shares repurchased	(561,549)	(46,835,427)	(495,655)	(43,770,424)
Net Increase/(Decrease)	891,493	$ 74,680,960	2,127,339	$187,544,638
Class C Shares:
Shares sold	507,481	$ 40,545,171	549,313	$ 46,931,032
Reinvested dividends and distributions	39,173	3,128,751	31,883	2,547,736
Shares repurchased	(122,108)	(9,661,659)	(196,105)	(16,524,428)
Net Increase/(Decrease)	424,546	$ 34,012,263	385,091	$ 32,954,340
Class D Shares:
Shares sold	554,733	$ 47,586,170	819,369	$ 73,974,440
Reinvested dividends and distributions	550,940	47,149,436	792,885	67,268,390
Shares repurchased	(626,116)	(53,022,937)	(1,234,554)	(110,197,897)
Net Increase/(Decrease)	479,557	$ 41,712,669	377,700	$ 31,044,933
Class I Shares:
Shares sold	6,892,096	$583,401,558	9,150,667	$836,323,601
Reinvested dividends and distributions	461,214	39,650,528	216,606	18,470,007
Shares repurchased	(1,876,798)	(159,939,844)	(1,438,493)	(129,820,719)
Net Increase/(Decrease)	5,476,512	$463,112,242	7,928,780	$724,972,889
Class N Shares:
Shares sold	4,299,135	$375,170,443	5,774,371	$528,613,034
Reinvested dividends and distributions	335,078	28,863,636	84,396	7,205,698
Shares repurchased	(448,334)	(37,980,747)	(347,454)	(31,545,885)
Net Increase/(Decrease)	4,185,879	$366,053,332	5,511,313	$504,272,847
Class R Shares:
Shares sold	308,304	$ 25,331,871	602,662	$ 52,465,615
Reinvested dividends and distributions	43,115	3,549,636	47,469	3,891,955
Shares repurchased	(202,231)	(16,597,946)	(306,965)	(26,543,810)
Net Increase/(Decrease)	149,188	$ 12,283,561	343,166	$ 29,813,760
Class S Shares:
Shares sold	1,140,044	$ 95,312,708	2,500,751	$220,235,632
Reinvested dividends and distributions	158,255	13,266,524	145,204	12,094,020
Shares repurchased	(735,197)	(61,448,586)	(1,110,091)	(97,652,102)
Net Increase/(Decrease)	563,102	$ 47,130,646	1,535,864	$134,677,550
Class T Shares:
Shares sold	10,549,236	$876,474,693	9,816,733	$879,316,470
Reinvested dividends and distributions	896,775	76,396,244	886,435	74,921,491
Shares repurchased	(5,661,947)	(467,292,662)	(4,245,912)	(377,059,521)
Net Increase/(Decrease)	5,784,064	$485,578,275	6,457,256	$577,178,440

34	MARCH 31, 2016

Janus Enterprise Fund

Notes to Financial Statements (unaudited)

7. Purchases and Sales of Investment Securities

For the period ended March 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,570,470,046	$ 292,905,175	$ -	$ -

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2016 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	35

Janus Enterprise Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2015, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2016 through January 1 or February 1, 2017, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee

36	MARCH 31, 2016

Janus Enterprise Fund

Additional Information (unaudited)

for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2015, approximately 70% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2015, approximately 61% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Janus Investment Fund	37

Janus Enterprise Fund

Additional Information (unaudited)

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

38	MARCH 31, 2016

Janus Enterprise Fund

Additional Information (unaudited)

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and INTECH had taken or were taking to improve performance.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and in the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Janus Investment Fund	39

Janus Enterprise Fund

Additional Information (unaudited)

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

40	MARCH 31, 2016

Janus Enterprise Fund

Additional Information (unaudited)

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers,

Janus Investment Fund	41

Janus Enterprise Fund

Additional Information (unaudited)

was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 14% below the mean total expenses of their respective Broadridge Expense Group peers and 24% below the mean total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 19% below the mean for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the mean total expenses for its Broadridge Expense Group peers and to mean total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) by one estimation methodology, the fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to the estimated fee margins in the industry and relative to estimated fee margins of fund managers using Janus Capital as a subadviser.

The Trustees considered the fees for each Fund for its fiscal year ended in 2014, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

42	MARCH 31, 2016

Janus Enterprise Fund

Additional Information (unaudited)

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

Janus Investment Fund	43

Janus Enterprise Fund

Additional Information (unaudited)

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for one share class. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

44	MARCH 31, 2016

Janus Enterprise Fund

Additional Information (unaudited)

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

Janus Investment Fund	45

Janus Enterprise Fund

Additional Information (unaudited)

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services

46	MARCH 31, 2016

Janus Enterprise Fund

Additional Information (unaudited)

provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant provided an analysis of economies of scale, which included discussion of analysis from prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 85% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 80% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	47

Janus Enterprise Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

48	MARCH 31, 2016

Janus Enterprise Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

Janus Investment Fund	49

Janus Enterprise Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

50	MARCH 31, 2016

Janus Enterprise Fund

Notes

NotesPage1

Janus Investment Fund	51

Janus Enterprise Fund

Notes

NotesPage2

52	MARCH 31, 2016

Janus Enterprise Fund

Notes

NotesPage3

Janus Investment Fund	53

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0516-1629				125-24-93040 05-16

SEMIANNUAL REPORT March 31, 2016

Janus Forty Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Forty Fund

Janus Forty Fund (unaudited)

FUND SNAPSHOT

We believe that constructing a concentrated portfolio of quality growth companies will allow us to outperform our benchmark over time. We define quality as companies that enjoy sustainable “moats” around their businesses, potentially allowing companies to grow faster, with higher returns, than their competitors. We believe the market often underestimates these companies’ sustainable competitive advantage periods.

Doug Rao co-portfolio manager	Nick Schommer co-portfolio manager

PERFORMANCE OVERVIEW

For the six-month period ended March 31, 2016, Janus Forty Fund’s Class S Shares returned 3.90% versus a return of 8.11% for the Fund’s primary benchmark, the Russell 1000 Growth Index. The Fund’s secondary benchmark, the S&P 500 Index, returned 8.49% for the period.

INVESTMENT ENVIRONMENT

U.S. indices rallied early in the period, continuing their recovery from the summer sell-off and relieved that the Federal Reserve (Fed) did not raise interest rates in September. Volatility returned in November as corporate earnings in aggregate were subdued and manufacturing data weighed on sentiment. Monetary policy again influenced markets in December as the Fed raised interest rates for the first time in nearly a decade. Weak manufacturing data and an underwhelming holiday shopping season caused some to question whether the U.S. economy was sufficiently healthy to merit the cadence of rate hikes that the Fed had projected. While headline employment proved resilient, weak wage growth was flagged as an item of concern. As the calendar turned to 2016, worries re-emerged about the trajectory of the global economy. Crude oil prices resumed their slide, falling to levels not seen in over a decade. Stocks also fell, once again entering correction territory. Stocks, however, rallied toward the end of the period as investors began to price in the expectation that the Fed would lower its expected rate hike trajectory.

PERFORMANCE DISCUSSION

As part of our investment strategy, we seek companies that have built clear, sustainable competitive moats around their businesses, which should help them grow market share within their respective industries over time. Important competitive advantages could include a strong brand, network effects from a product or service that would be hard for a competitor to replicate, a lower cost structure than competitors in the industry, a distribution advantage or patent protection over valuable intellectual property. We think emphasizing these sustainable competitive advantages can be a meaningful driver of outperformance over longer time horizons because the market often underestimates the duration of growth for these companies and the long-term potential return to shareholders. While we held a number of stocks that detracted from performance this quarter, we remain excited about the long-term growth potential of the companies in our portfolio.

Chipotle Mexican Grill was a large detractor after news about food-bourne illnesses created volatility and headwinds for the company during the period. However, we continue to like the stock; we believe Chipotle’s higher throughput rates, which have led to higher unit economics at each store, still separate it from most competitors in the fast-food or fast-casual industry. We believe that, in time, the company will be able to re-establish its reputation for food integrity.

Another detractor from performance was Valeant Pharmaceuticals. We trimmed our holdings prior to the period amid the media attention surrounding the industry’s drug pricing practices. When Valeant’s business relationship with Philidor came to light early in the period, we exited our position. We felt the level of uncertainty surrounding the company’s business practices and the lack of visibility created too high of a risk for a position in a high-conviction portfolio.

Advance Auto Parts also detracted from performance during the period. Although we like the consolidated industry structure in which the company operates, Advance Auto has struggled to integrate its acquisition of General Parts, in our view. However, we expect its new management team to create more value moving forward and to bring profitability closer to the levels of its competitors.

While some stocks negatively impacted performance, we are pleased with the performance of a number of our

Janus Investment Fund	1

Janus Forty Fund (unaudited)

positions. Alphabet Inc., formerly known as Google, was the largest individual contributor to performance as the company continued to benefit from the acceleration of its core business. Strong earnings also continued to indicate that the company is well positioned to consolidate advertising spending as advertising becomes increasingly connected and personalized, and as it transitions from offline channels such as print and television to more measurable online channels such as mobile and online video. The market continued to be encouraged by the new CFO’s focus on expense discipline. The stock also benefited from increased visibility of the monetization of YouTube after the completion of Google’s restructuring under Alphabet. As the network effects around Alphabet’s advertising business and Android ecosystem grow, we believe it further deepens the company’s competitive moat and enables it to better understand users’ context and intent and connect those users with suppliers of products and services.

General Electric Company (GE) was another top contributor. The company benefited from the announcement that it had divested a large number of GE Capital assets faster than the market anticipated, and at favorable prices. Moreover, GE has shown what we believe to be peer-best organic growth despite a difficult environment for most industrial companies. We believe that GE’s core industrial business is best in class. The company also benefits from the scale of its installed base and its ability to sell services into that base.

Nielsen Holdings, which tracks market data on consumer purchasing and viewing habits, also contributed to performance. The company has historically been the only accredited solution in the marketplace providing data on traditional media viewing habits. The market had questioned whether they could become the leading measurement platform for digital media as well, and recent signs that it will be the platform of choice for measurement across both traditional and digital media helped lift the stock. We think the company will benefit from the fragmentation of media, as it provides measurement data on how much video content is viewed through different mediums. We also think Nielsen is a beneficiary of the growth of the developing market consumer. As consumer spending power in emerging markets grows, we expect companies will seek more data on consumers’ purchasing patterns.

OUTLOOK

We believe that geopolitical uncertainty from a number of factors – including the election season in the U.S. and the upcoming referendum in the UK – will contribute to continued market volatility. Although these factors will likely grab attention during the year, we believe that underlying factors are generally positive. The consumer appears healthy, especially as she continues to benefit from low commodity prices. Moreover, wages in the U.S. have been going up.

While there are concerns about the global economy, we think it underscores the importance of finding those select companies with truly sustainable competitive advantages that can take market share and continue to grow earnings, even without the backdrop of a strong global economy. Such companies are more appreciated in a world where growth is harder to come by, as they can create their own path to creating value.

Thank you for your investment in Janus Forty Fund.

2	MARCH 31, 2016

Janus Forty Fund (unaudited)

Fund At A Glance

March 31, 2016

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Alphabet, Inc. - Class C	1.19%	Chipotle Mexican Grill, Inc.	-1.23%
	General Electric Co.	1.04%	Valeant Pharmaceuticals International, Inc. (U.S. Shares)	-0.82%
	Alibaba Group Holding, Ltd. (ADR)	0.64%	Advance Auto Parts, Inc.	-0.45%
	Nielsen Holdings PLC	0.60%	Regeneron Pharmaceuticals, Inc.	-0.35%
	Facebook, Inc. - Class A	0.58%	Canadian Pacific Railway, Ltd. (U.S. Shares)	-0.32%

	5 Top Performers - Sectors*
			Fund Weighting	Russell 1000® Growth Index
		Fund Contribution	(Average % of Equity)	Weighting
	Industrials	0.56%	9.36%	10.93%
	Information Technology	0.54%	28.05%	28.03%
	Energy	0.22%	0.00%	0.57%
	Materials	0.17%	2.94%	3.50%
	Utilities	0.00%	0.00%	0.05%

	5 Bottom Performers - Sectors*
			Fund Weighting	Russell 1000® Growth Index
		Fund Contribution	(Average % of Equity)	Weighting
	Consumer Discretionary	-2.22%	25.49%	21.31%
	Financials	-0.79%	12.93%	5.49%
	Consumer Staples	-0.75%	1.56%	11.49%
	Health Care	-0.52%	16.04%	16.48%
	Other**	-0.41%	3.63%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Forty Fund (unaudited)

Fund At A Glance

March 31, 2016

5 Largest Equity Holdings - (% of Net Assets)
Alphabet, Inc. - Class C
Internet Software & Services	6.2%
Lowe's Cos., Inc.
Specialty Retail	5.2%
General Electric Co.
Industrial Conglomerates	4.5%
MasterCard, Inc. - Class A
Information Technology Services	3.9%
Nielsen Holdings PLC
Professional Services	3.5%
23.3%

Asset Allocation - (% of Net Assets)
Common Stocks	96.9%
Investment Companies	8.5%
Other	(5.4)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2016	As of September 30, 2015

4	MARCH 31, 2016

Janus Forty Fund (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2016						per the January 28, 2016 prospectus
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	4.01%	0.39%	11.92%	8.24%	10.43%	1.05%
Class A Shares at MOP	-1.97%	-5.39%	10.60%	7.60%	10.20%
Class C Shares at NAV	3.73%	0.07%	11.14%	7.47%	9.86%	1.80%
Class C Shares at CDSC	2.84%	-0.78%	11.14%	7.47%	9.86%
Class I Shares	4.14%	0.66%	12.23%	8.54%	10.43%	0.75%
Class N Shares	4.18%	0.73%	11.82%	8.08%	10.43%	0.69%
Class R Shares	3.79%	0.00%	11.49%	7.79%	10.17%	1.43%
Class S Shares	3.90%	0.29%	11.82%	8.08%	10.43%	1.19%
Class T Shares	4.05%	0.49%	12.07%	8.08%	10.43%	0.95%
Russell 1000® Growth Index	8.11%	2.52%	12.38%	8.28%	6.56%
S&P 500® Index	8.49%	1.78%	11.58%	7.01%	7.11%
Morningstar Quartile - Class S Shares	-	1st	1st	1st	1st
Morningstar Ranking - based on total returns for Large Growth Funds	-	412/1,727	235/1,535	201/1,330	26/742

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/advisor/mutual-funds.

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Janus Investment Fund	5

Janus Forty Fund (unaudited)

Performance

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility, lower liquidity and differing financial and information reporting standards, all of which are magnified in emerging markets.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009 after the reorganization of each class of Janus Adviser Forty Fund (the “JAD predecessor fund”) into corresponding shares of the Fund.

Performance shown for Class S Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares) from August 1, 2000 to July 6, 2009, calculated using the fees and expenses of the JAD predecessor fund’s Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to August 1, 2000, the performance shown for Class S Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization of the Retirement Shares into the JAD predecessor fund). Performance shown for certain periods prior to August 1, 2000 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

Performance shown for Class C Shares reflects the historical performance of the JAD predecessor fund’s Class C Shares from September 30, 2002 to July 6, 2009, calculated using the fees and expenses of the JAD predecessor fund’s Class C Shares, net of any applicable fee and expense limitations or waivers. For the periods August 1, 2000 to September 30, 2002, the performance shown for Class C Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares). For the periods prior to August 1, 2000, the performance shown for Class C Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization). Performance shown for certain periods prior to September 30, 2002 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitation or waivers.

Performance shown for Class A Shares and Class R Shares reflects the historical performance of each corresponding class of the JAD predecessor fund from September 30, 2004 to July 6, 2009, calculated using the fees and expenses of the corresponding class of the JAD predecessor fund respectively, net of any applicable fee and expense limitations or waivers. Performance shown for each class for the periods August 1, 2000 to September 30, 2004 reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares). Performance shown for each class for the periods prior to August 1, 2000 reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization). Performance shown for Class A Shares for certain periods prior to September 30, 2004 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers. Performance shown for Class R Shares for certain periods prior to September 30, 2004 was calculated using the fees and expenses of Class R Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

Performance shown for Class I Shares reflects the historical performance of the JAD predecessor fund’s Class I Shares from November 28, 2005 to July 6, 2009, calculated using the fees and expenses of the JAD predecessor fund’s Class I Shares, net of any applicable fee and expense limitations or waivers. For the periods August 1, 2000 to November 28, 2005, the performance shown for Class I Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares). For the periods prior to August 1, 2000, the performance shown for Class I Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization). Performance shown for certain periods prior to November 28, 2005 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for Class T Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares) from August 1, 2000 to July 6, 2009, calculated using the fees and expenses of the JAD predecessor fund’s Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to August 1, 2000, the performance shown for Class T Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization). Performance shown for certain periods prior to August 1, 2000 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for Class N Shares reflects the performance of the Fund’s Class S Shares from July 6, 2009 to May 31, 2012, calculated using the fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods August 1, 2000 to July 6, 2009, the performance shown for Class N Shares reflects the performance of Class S Shares (formerly named Class I Shares) of the JAD predecessor fund (prior to the reorganization), calculated using the fees and expenses of the JAD predecessor fund’s Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to August 1, 2000, the performance shown for Class N Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization). Performance shown for certain periods prior to August 1, 2000 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund's commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund's prospectus for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2016 Morningstar, Inc. All Rights Reserved.

6	MARCH 31, 2016

Janus Forty Fund (unaudited)

Performance

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective January 12, 2016, Douglas Rao and Nick Schommer are Co-Portfolio Managers of the Fund.

*The predecessor Fund’s inception date - May 1, 1997

Janus Investment Fund	7

Janus Forty Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/15)	Ending Account Value (3/31/16)	Expenses Paid During Period (10/1/15 - 3/31/16)†	Beginning Account Value (10/1/15)	Ending Account Value (3/31/16)	Expenses Paid During Period (10/1/15 - 3/31/16)†	Net Annualized Expense Ratio (10/1/15 - 3/31/16)
Class A Shares	$1,000.00	$1,040.10	$5.56	$1,000.00	$1,019.55	$5.50	1.09%
Class C Shares	$1,000.00	$1,037.30	$8.61	$1,000.00	$1,016.55	$8.52	1.69%
Class I Shares	$1,000.00	$1,041.40	$3.98	$1,000.00	$1,021.10	$3.94	0.78%
Class N Shares	$1,000.00	$1,041.80	$3.62	$1,000.00	$1,021.45	$3.59	0.71%
Class R Shares	$1,000.00	$1,037.90	$7.44	$1,000.00	$1,017.70	$7.36	1.46%
Class S Shares	$1,000.00	$1,039.00	$6.12	$1,000.00	$1,019.00	$6.06	1.20%
Class T Shares	$1,000.00	$1,040.50	$4.85	$1,000.00	$1,020.25	$4.80	0.95%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectus for more information regarding waivers and/or reimbursements.

8	MARCH 31, 2016

Janus Forty Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares		Value
Common Stocks – 96.9%
Automobiles – 0.8%
Tesla Motors, Inc.*,#	79,607	$18,291,300
Biotechnology – 7.6%
Amgen, Inc.	421,840	63,246,471
Celgene Corp.*	752,399	75,307,616
Regeneron Pharmaceuticals, Inc.*	76,844	27,697,651
		166,251,738
Capital Markets – 2.7%
Charles Schwab Corp.	1,188,335	33,297,147
E*TRADE Financial Corp.*	1,078,421	26,410,530
		59,707,677
Construction Materials – 3.1%
Vulcan Materials Co.	642,233	67,800,538
Consumer Finance – 2.1%
Synchrony Financial*	1,569,507	44,982,071
Diversified Financial Services – 4.6%
Intercontinental Exchange, Inc.	280,411	65,935,843
McGraw Hill Financial, Inc.	348,506	34,495,124
		100,430,967
Food & Staples Retailing – 2.3%
Costco Wholesale Corp.	312,790	49,289,448
Health Care Equipment & Supplies – 2.8%
Boston Scientific Corp.*	3,226,886	60,697,726
Hotels, Restaurants & Leisure – 6.7%
Chipotle Mexican Grill, Inc.*,#	108,647	51,169,478
Norwegian Cruise Line Holdings, Ltd.*,#	1,021,717	56,490,733
Starbucks Corp.	656,759	39,208,512
		146,868,723
Industrial Conglomerates – 4.5%
General Electric Co.#	3,069,060	97,565,417
Information Technology Services – 3.9%
MasterCard, Inc. - Class A	906,406	85,655,367
Internet & Catalog Retail – 6.4%
Amazon.com, Inc.*	115,754	68,716,205
Ctrip.com International, Ltd. (ADR)*,#	649,742	28,757,581
Priceline Group, Inc.*	32,767	42,235,352
		139,709,138
Internet Software & Services – 11.4%
Alphabet, Inc. - Class C	181,440	135,182,728
CoStar Group, Inc.*	291,322	54,818,061
Facebook, Inc. - Class A*	524,062	59,795,474
		249,796,263
Media – 2.0%
Time Warner, Inc.	616,413	44,720,763
Pharmaceuticals – 6.1%
Bristol-Myers Squibb Co.	892,389	57,005,809
Zoetis, Inc.	1,706,588	75,653,046
		132,658,855
Professional Services – 3.5%
Nielsen Holdings PLC	1,454,908	76,615,455
Real Estate Investment Trusts (REITs) – 3.3%
Crown Castle International Corp.	833,177	72,069,811
Road & Rail – 1.6%
Canadian Pacific Railway, Ltd. (U.S. Shares)	256,529	34,038,833
Semiconductor & Semiconductor Equipment – 1.5%
NXP Semiconductor NV*	399,864	32,416,974
Software – 9.1%
Activision Blizzard, Inc.	902,941	30,555,523
Adobe Systems, Inc.*	741,192	69,523,810
Salesforce.com, Inc.*	776,385	57,320,505

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Forty Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares		Value
Common Stocks – (continued)
Software – (continued)
Workday, Inc. - Class A*,#	552,843	$42,480,456
		199,880,294
Specialty Retail – 7.6%
Advance Auto Parts, Inc.	323,453	51,862,454
Lowe's Cos., Inc.	1,515,159	114,773,294
		166,635,748
Technology Hardware, Storage & Peripherals – 3.3%
Apple, Inc.	658,413	71,760,433
Total Common Stocks (cost $1,699,370,233)		2,117,843,539
Investment Companies – 8.5%
Investments Purchased with Cash Collateral from Securities Lending – 5.4%
Janus Cash Collateral Fund LLC, 0.4107%ºº,£	118,242,428	118,242,428
Money Markets – 3.1%
Janus Cash Liquidity Fund LLC, 0.3874%ºº,£	66,133,739	66,133,739
Total Investment Companies (cost $184,376,167)		184,376,167
Total Investments (total cost $1,883,746,400) – 105.4%		2,302,219,706
Liabilities, net of Cash, Receivables and Other Assets – (5.4)%		(117,423,900)
Net Assets – 100%		$2,184,795,806

Summary of Investments by Country - (Long Positions) (unaudited)
		% of Investment
Country	Value	Securities
United States	$2,207,006,318	95.9%
Canada	34,038,833	1.5
Netherlands	32,416,974	1.4
China	28,757,581	1.2

Total	$2,302,219,706	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2016

Janus Forty Fund

Notes to Schedule of Investments and Other Information (unaudited)

Russell 1000® Growth Index	Measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.
S&P 500® Index	Measures broad U.S. equity performance.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company
U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2016.

#	Loaned security; a portion of the security is on loan at March 31, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2016. Unless otherwise indicated, all information in the table is for the period ended March 31, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/15	Purchases	Sales	at 3/31/16	Gain/(Loss)	Income	at 3/31/16

Janus Cash Collateral Fund LLC	—	197,646,532	(79,404,104)	118,242,428	$—	$27,436(1)	$118,242,428
Janus Cash Liquidity Fund LLC	85,185,340	385,356,399	(404,408,000)	66,133,739	—	100,184	66,133,739

Total					$—	$127,620	$184,376,167

(1) Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of March 31, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$ 2,117,843,539	$ -	$ -
Investment Companies	-	184,376,167	-
Total Assets	$ 2,117,843,539	$ 184,376,167	$ -

Janus Investment Fund	11

Janus Forty Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2016

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$1,883,746,400
Unaffiliated investments, at value(1)	2,117,843,539
Affiliated investments, at value	184,376,167
Cash	288,448
Non-interested Trustees' deferred compensation	41,934
Receivables:
Investments sold	8,336,988
Fund shares sold	2,123,059
Dividends	1,359,018
Foreign tax reclaims	238,386
Dividends from affiliates	24,443
Other assets	16,370
Total Assets	2,314,648,352
Liabilities:
Collateral for securities loaned (Note 2)	118,242,428
Payables:	—
Fund shares repurchased	5,759,173
Investments purchased	3,689,820
Advisory fees	1,157,834
12b-1 Distribution and shareholder servicing fees	427,893
Transfer agent fees and expenses	323,593
Non-interested Trustees' deferred compensation fees	41,934
Fund administration fees	17,187
Non-interested Trustees' fees and expenses	14,460
Professional fees	14,383
Custodian fees	4,310
Accrued expenses and other payables	159,531
Total Liabilities	129,852,546
Net Assets	$2,184,795,806

See Notes to Financial Statements.

12	MARCH 31, 2016

Janus Forty Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2016

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,728,075,078
Undistributed net investment income/(loss)	(3,942,159)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	42,187,904
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	418,474,983
Total Net Assets	$2,184,795,806
Net Assets - Class A Shares	$233,903,778
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,299,910
Net Asset Value Per Share(2)	$28.18
Maximum Offering Price Per Share(3)	$29.90
Net Assets - Class C Shares	$259,458,571
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	10,543,242
Net Asset Value Per Share(2)	$24.61
Net Assets - Class I Shares	$797,657,854
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	27,702,742
Net Asset Value Per Share	$28.79
Net Assets - Class N Shares	$122,549,619
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,250,931
Net Asset Value Per Share	$28.83
Net Assets - Class R Shares	$117,028,328
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,490,688
Net Asset Value Per Share	$26.06
Net Assets - Class S Shares	$561,734,716
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	20,516,362
Net Asset Value Per Share	$27.38
Net Assets - Class T Shares	$92,462,940
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,344,043
Net Asset Value Per Share	$27.65

(1) Includes $115,817,033 of securities on loan. See Note 2 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Forty Fund

Statement of Operations (unaudited)

For the period ended March 31, 2016

Investment Income:
Dividends	$7,920,273
Dividends from affiliates	100,184
Affiliated securities lending income, net	27,436
Other income	32
Foreign tax withheld	(25,681)
Total Investment Income	8,022,244
Expenses:
Advisory fees	7,385,392
12b-1Distribution and shareholder servicing fees:
Class A Shares	295,955
Class C Shares	1,134,641
Class R Shares	300,849
Class S Shares	730,598
Transfer agent administrative fees and expenses:
Class R Shares	150,425
Class S Shares	729,418
Class T Shares	100,272
Transfer agent networking and omnibus fees:
Class A Shares	145,371
Class C Shares	136,945
Class I Shares	298,301
Other transfer agent fees and expenses:
Class A Shares	12,482
Class C Shares	17,608
Class I Shares	18,713
Class N Shares	888
Class R Shares	595
Class S Shares	2,818
Class T Shares	387
Shareholder reports expense	95,301
Fund administration fees	93,711
Registration fees	90,433
Non-interested Trustees’ fees and expenses	31,429
Professional fees	30,200
Custodian fees	14,249
Other expenses	122,705
Total Expenses	11,939,686
Less: Excess Expense Reimbursement	(18,810)
Net Expenses	11,920,876
Net Investment Income/(Loss)	(3,898,632)
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	45,480,738
Total Net Realized Gain/(Loss) on Investments	45,480,738
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	41,685,097
Total Change in Unrealized Net Appreciation/Depreciation	41,685,097
Net Increase/(Decrease) in Net Assets Resulting from Operations	$83,267,203

See Notes to Financial Statements.

14	MARCH 31, 2016

Janus Forty Fund

Statements of Changes in Net Assets

	Period ended March 31, 2016 (unaudited)	Year ended September 30, 2015

Operations:
Net investment income/(loss)	$(3,898,632)	$(6,747,803)
Net realized gain/(loss) on investments	45,480,738	403,234,781
Change in unrealized net appreciation/depreciation	41,685,097	(136,853,074)
Net Increase/(Decrease) in Net Assets Resulting from Operations	83,267,203	259,633,904
Dividends and Distributions to Shareholders:
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(32,994,531)	(76,599,108)
Class C Shares	(41,484,031)	(100,957,668)
Class I Shares	(116,195,420)	(330,717,742)
Class N Shares	(16,070,732)	(23,301,135)
Class R Shares	(18,493,373)	(44,670,002)
Class S Shares	(84,102,413)	(219,832,348)
Class T Shares	(11,299,450)	(9,432,102)
Net Decrease from Dividends and Distributions to Shareholders	(320,639,950)	(805,510,105)
Capital Share Transactions:
Class A Shares	38,778,888	21,826,485
Class C Shares	33,496,423	32,620,800
Class I Shares	44,636,403	(43,807,056)
Class N Shares	23,242,390	59,624,146
Class R Shares	11,449,919	13,675,699
Class S Shares	41,697,682	42,339,824
Class T Shares	48,175,280	37,566,953
Net Increase/(Decrease) from Capital Share Transactions	241,476,985	163,846,851
Net Increase/(Decrease) in Net Assets	4,104,238	(382,029,350)
Net Assets:
Beginning of period	2,180,691,568	2,562,720,918
End of period	$2,184,795,806	$2,180,691,568

Undistributed Net Investment Income/(Loss)	$(3,942,159)	$(43,527)

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Forty Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014		2013	2012	2011
Net Asset Value, Beginning of Period	$31.28	$41.89	$45.79		$38.43	$29.11	$31.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.05)(1)	(0.11)(1)	(0.13)(1)		0.53	0.35	0.34
Net realized and unrealized gain/(loss)	1.46	3.70	5.38		6.98	9.12	(2.23)
Total from Investment Operations	1.41	3.59	5.25		7.51	9.47	(1.89)
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	(0.39)		(0.15)	(0.15)	—
Distributions (from capital gains)	(4.51)	(14.20)	(8.76)		—	—	—
Total Dividends and Distributions	(4.51)	(14.20)	(9.15)		(0.15)	(0.15)	—
Net Asset Value, End of Period	$28.18	$31.28	$41.89		$45.79	$38.43	$29.11
Total Return*	4.01%	10.79%	12.72%		19.61%	32.66%	(6.10)%
Net Assets, End of Period (in thousands)	$233,904	$220,007	$251,009		$390,945	$425,598	$452,606
Average Net Assets for the Period (in thousands)	$235,065	$232,651	$353,889		$409,492	$437,738	$741,870
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.09%	1.05%	0.92%		0.86%	1.00%	0.97%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.09%	1.05%	0.92%		0.84%	0.88%	0.97%
Ratio of Net Investment Income/(Loss)	(0.37)%	(0.33)%	(0.30)%		0.71%	0.41%	0.35%
Portfolio Turnover Rate	23%	49%	51%		43%	9%	51%
				1

Class C Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$27.92	$39.00	$43.19	$36.40	$27.65	$29.69
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.13)(1)	(0.22)(1)	(0.41)(1)	(0.36)	(0.46)	(0.46)
Net realized and unrealized gain/(loss)	1.33	3.34	5.04	7.15	9.21	(1.58)
Total from Investment Operations	1.20	3.12	4.63	6.79	8.75	(2.04)
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	(0.06)	—	—	—
Distributions (from capital gains)	(4.51)	(14.20)	(8.76)	—	—	—
Total Dividends and Distributions	(4.51)	(14.20)	(8.82)	—	—	—
Net Asset Value, End of Period	$24.61	$27.92	$39.00	$43.19	$36.40	$27.65
Total Return*	3.73%	10.26%	11.89%	18.65%	31.65%	(6.87)%
Net Assets, End of Period (in thousands)	$259,459	$258,107	$297,564	$327,004	$341,806	$354,291
Average Net Assets for the Period (in thousands)	$262,490	$281,771	$320,463	$324,884	$354,737	$548,885
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.69%	1.45%	1.67%	1.65%	1.71%	1.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.69%	1.45%	1.67%	1.63%	1.62%	1.77%
Ratio of Net Investment Income/(Loss)	(0.97)%	(0.73)%	(1.04)%	(0.07)%	(0.34)%	(0.44)%
Portfolio Turnover Rate	23%	49%	51%	43%	9%	51%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

16	MARCH 31, 2016

Janus Forty Fund

Financial Highlights

Class I Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$31.83	$42.28	$46.14	$38.72	$29.35	$31.19
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.01)(1)	(0.01)(1)	0.02(1)	0.79	0.36	0.41
Net realized and unrealized gain/(loss)	1.48	3.76	5.42	6.88	9.26	(2.25)
Total from Investment Operations	1.47	3.75	5.44	7.67	9.62	(1.84)
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	(0.54)	(0.25)	(0.25)	—
Distributions (from capital gains)	(4.51)	(14.20)	(8.76)	—	—	—
Total Dividends and Distributions	(4.51)	(14.20)	(9.30)	(0.25)	(0.25)	—
Net Asset Value, End of Period	$28.79	$31.83	$42.28	$46.14	$38.72	$29.35
Total Return*	4.14%	11.17%	13.11%	19.94%	33.00%	(5.90)%
Net Assets, End of Period (in thousands)	$797,658	$834,919	$1,095,564	$811,918	$1,033,018	$951,430
Average Net Assets for the Period (in thousands)	$834,697	$964,589	$773,534	$984,309	$989,708	$1,591,680
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.78%	0.75%	0.60%	0.55%	0.60%	0.74%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.78%	0.75%	0.60%	0.55%	0.60%	0.74%
Ratio of Net Investment Income/(Loss)	(0.07)%	(0.04)%	0.05%	1.02%	0.70%	0.57%
Portfolio Turnover Rate	23%	49%	51%	43%	9%	51%

Class N Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year or period ended September 30	2016	2015	2014	2013	2012(2)
Net Asset Value, Beginning of Period	$31.86	$42.26	$46.15	$38.73	$35.26
Income/(Loss) from Investment Operations:
Net investment income/(loss)	—(1)(3)	0.02(1)	0.06(1)	0.28	0.02
Net realized and unrealized gain/(loss)	1.48	3.78	5.40	7.43	3.45
Total from Investment Operations	1.48	3.80	5.46	7.71	3.47
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	(0.59)	(0.29)	—
Distributions (from capital gains)	(4.51)	(14.20)	(8.76)	—	—
Total Dividends and Distributions	(4.51)	(14.20)	(9.35)	(0.29)	—
Net Asset Value, End of Period	$28.83	$31.86	$42.26	$46.15	$38.73
Total Return*	4.18%	11.34%	13.17%	20.03%	9.84%
Net Assets, End of Period (in thousands)	$122,550	$110,956	$68,810	$23,029	$1,347
Average Net Assets for the Period (in thousands)	$117,928	$87,250	$54,492	$23,323	$176
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.71%	0.69%	0.52%	0.47%	0.52%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.71%	0.69%	0.52%	0.47%	0.52%
Ratio of Net Investment Income/(Loss)	0.02%	0.06%	0.15%	0.89%	1.43%
Portfolio Turnover Rate	23%	49%	51%	43%	9%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Period from May 31, 2012 (inception date) through September 30, 2012.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Forty Fund

Financial Highlights

Class R Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$29.30	$40.19	$44.25	$37.14	$28.14	$30.11
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.10)(1)	(0.22)(1)	(0.26)(1)	0.05	(0.08)	(0.06)
Net realized and unrealized gain/(loss)	1.37	3.53	5.18	7.06	9.11	(1.91)
Total from Investment Operations	1.27	3.31	4.92	7.11	9.03	(1.97)
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	(0.22)	—	(0.03)	—
Distributions (from capital gains)	(4.51)	(14.20)	(8.76)	—	—	—
Total Dividends and Distributions	(4.51)	(14.20)	(8.98)	—	(0.03)	—
Net Asset Value, End of Period	$26.06	$29.30	$40.19	$44.25	$37.14	$28.14
Total Return*	3.79%	10.47%	12.35%	19.14%	32.12%	(6.54)%
Net Assets, End of Period (in thousands)	$117,028	$119,501	$136,575	$161,383	$181,124	$188,830
Average Net Assets for the Period (in thousands)	$120,340	$131,651	$150,821	$164,019	$189,329	$247,138
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.46%	1.41%	1.27%	1.21%	1.27%	1.42%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.46%	1.41%	1.27%	1.21%	1.27%	1.42%
Ratio of Net Investment Income/(Loss)	(0.74)%	(0.69)%	(0.64)%	0.35%	0.01%	(0.09)%
Portfolio Turnover Rate	23%	49%	51%	43%	9%	51%

Class S Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$30.54	$41.21	$45.16	$37.89	$28.68	$30.60
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.07)(1)	(0.13)(1)	(0.15)(1)	0.30	0.09	0.06
Net realized and unrealized gain/(loss)	1.42	3.66	5.31	7.07	9.20	(1.98)
Total from Investment Operations	1.35	3.53	5.16	7.37	9.29	(1.92)
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	(0.35)	(0.10)	(0.08)	—
Distributions (from capital gains)	(4.51)	(14.20)	(8.76)	—	—	—
Total Dividends and Distributions	(4.51)	(14.20)	(9.11)	(0.10)	(0.08)	—
Net Asset Value, End of Period	$27.38	$30.54	$41.21	$45.16	$37.89	$28.68
Total Return*	3.90%	10.86%	12.69%	19.49%	32.47%	(6.27)%
Net Assets, End of Period (in thousands)	$561,735	$582,208	$687,469	$1,423,516	$1,692,436	$1,904,767
Average Net Assets for the Period (in thousands)	$583,534	$658,459	$1,215,799	$1,581,421	$1,831,407	$2,870,863
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.21%	1.18%	1.02%	0.96%	1.02%	1.17%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.20%	1.12%	0.97%	0.91%	1.00%	1.17%
Ratio of Net Investment Income/(Loss)	(0.48)%	(0.40)%	(0.35)%	0.66%	0.28%	0.16%
Portfolio Turnover Rate	23%	49%	51%	43%	9%	51%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	MARCH 31, 2016

Janus Forty Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$30.76	$41.34	$45.27	$38.02	$28.83	$30.69
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.03)(1)	(0.06)(1)	(0.06)(1)	0.48	0.17	0.15
Net realized and unrealized gain/(loss)	1.43	3.68	5.31	6.99	9.23	(2.01)
Total from Investment Operations	1.40	3.62	5.25	7.47	9.40	(1.86)
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	(0.42)	(0.22)	(0.21)	—
Distributions (from capital gains)	(4.51)	(14.20)	(8.76)	—	—	—
Total Dividends and Distributions	(4.51)	(14.20)	(9.18)	(0.22)	(0.21)	—
Net Asset Value, End of Period	$27.65	$30.76	$41.34	$45.27	$38.02	$28.83
Total Return*	4.05%	11.10%	12.90%	19.74%	32.79%	(6.06)%
Net Assets, End of Period (in thousands)	$92,463	$54,994	$25,731	$36,961	$53,755	$31,178
Average Net Assets for the Period (in thousands)	$80,217	$36,846	$30,580	$52,021	$41,299	$38,574
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.95%	0.95%	0.77%	0.71%	0.76%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.95%	0.94%	0.76%	0.71%	0.75%	0.92%
Ratio of Net Investment Income/(Loss)	(0.19)%	(0.17)%	(0.13)%	0.84%	0.54%	0.40%
Portfolio Turnover Rate	23%	49%	51%	43%	9%	51%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Forty Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Forty Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as nondiversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or

20	MARCH 31, 2016

Janus Forty Fund

Notes to Financial Statements (unaudited)

more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Janus Investment Fund	21

Janus Forty Fund

Notes to Financial Statements (unaudited)

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

22	MARCH 31, 2016

Janus Forty Fund

Notes to Financial Statements (unaudited)

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. One or more countries may abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Janus Investment Fund	23

Janus Forty Fund

Notes to Financial Statements (unaudited)

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets
Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Deutsche Bank AG	$ 115,817,033	$ -	$ (115,817,033)	$ -

(a) Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S.

24	MARCH 31, 2016

Janus Forty Fund

Notes to Financial Statements (unaudited)

dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of March 31, 2016, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $115,817,033 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of March 31, 2016 is $118,242,428, resulting in the net amount due to the counterparty of $2,425,395.

Janus Investment Fund	25

Janus Forty Fund

Notes to Financial Statements (unaudited)

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the Russell 1000® Growth Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period, which is generally the previous 36 months.

The Fund’s prospectus and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended March 31, 2016, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.66%.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.77%. Janus Capital has agreed to continue the waiver until at least February 1, 2017. The previous expense limit (until February 1, 2016) was 0.83%. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares and Class T Shares of the Fund. Janus Services may

26	MARCH 31, 2016

Janus Forty Fund

Notes to Financial Statements (unaudited)

keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $367,532 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2016. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $92,975 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2016.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase

Janus Investment Fund	27

Janus Forty Fund

Notes to Financial Statements (unaudited)

shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2016 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2016, Janus Distributors retained upfront sales charges of $54,845.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended March 31, 2016.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2016, redeeming shareholders of Class C Shares paid CDSCs of $9,945.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended March 31, 2016, the Fund engaged in cross trades amounting to $6,271,475 in purchases and $5,828,276 in sales, resulting in a net realized loss of $39,074. The net realized loss is included in “Investments and foreign currency transactions” within the “Net Realized and Unrealized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

28	MARCH 31, 2016

Janus Forty Fund

Notes to Financial Statements (unaudited)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,884,856,245	$457,601,316	$(40,237,855)	$ 417,363,461

5. Capital Share Transactions

	Period ended March 31, 2016		Year ended September 30, 2015
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	2,181,586	$ 65,209,388	2,284,379	$ 74,032,747
Reinvested dividends and distributions	889,729	25,980,099	2,007,568	58,942,182
Shares repurchased	(1,804,657)	(52,410,599)	(3,250,389)	(111,148,444)
Net Increase/(Decrease)	1,266,658	$ 38,778,888	1,041,558	$ 21,826,485
Class C Shares:
Shares sold	1,683,053	$ 43,974,179	2,199,613	$ 60,507,503
Reinvested dividends and distributions	1,026,661	26,210,652	2,305,852	60,620,850
Shares repurchased	(1,411,129)	(36,688,408)	(2,891,264)	(88,507,553)
Net Increase/(Decrease)	1,298,585	$ 33,496,423	1,614,201	$ 32,620,800
Class I Shares:
Shares sold	6,034,740	$177,167,105	5,498,532	$178,620,068
Reinvested dividends and distributions	3,332,933	99,354,734	9,587,904	285,623,669
Shares repurchased	(7,898,501)	(231,885,436)	(14,766,423)	(508,050,793)
Net Increase/(Decrease)	1,469,172	$ 44,636,403	320,013	$ (43,807,056)
Class N Shares:
Shares sold	666,804	$ 19,919,153	1,577,508	$ 53,401,121
Reinvested dividends and distributions	538,563	16,070,732	782,442	23,301,135
Shares repurchased	(437,291)	(12,747,495)	(505,224)	(17,078,110)
Net Increase/(Decrease)	768,076	$ 23,242,390	1,854,726	$ 59,624,146
Class R Shares:
Shares sold	741,937	$ 20,438,988	961,982	$ 29,427,212
Reinvested dividends and distributions	586,354	15,849,153	1,402,844	38,662,376
Shares repurchased	(916,487)	(24,838,222)	(1,684,307)	(54,413,889)
Net Increase/(Decrease)	411,804	$ 11,449,919	680,519	$ 13,675,699
Class S Shares:
Shares sold	2,215,856	$ 64,974,731	3,151,562	$103,167,165
Reinvested dividends and distributions	2,941,740	83,515,990	7,616,389	218,133,378
Shares repurchased	(3,706,998)	(106,793,039)	(8,384,947)	(278,960,719)
Net Increase/(Decrease)	1,450,598	$ 41,697,682	2,383,004	$ 42,339,824
Class T Shares:
Shares sold	2,434,508	$ 71,630,511	1,581,074	$ 51,943,574
Reinvested dividends and distributions	391,912	11,224,346	326,974	9,416,855
Shares repurchased	(1,270,468)	(34,679,577)	(742,327)	(23,793,476)
Net Increase/(Decrease)	1,555,952	$ 48,175,280	1,165,721	$ 37,566,953

Janus Investment Fund	29

Janus Forty Fund

Notes to Financial Statements (unaudited)

6. Purchases and Sales of Investment Securities

For the period ended March 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$501,512,165	$ 566,805,290	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2016 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

30	MARCH 31, 2016

Janus Forty Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2015, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2016 through January 1 or February 1, 2017, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee

Janus Investment Fund	31

Janus Forty Fund

Additional Information (unaudited)

for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2015, approximately 70% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2015, approximately 61% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

32	MARCH 31, 2016

Janus Forty Fund

Additional Information (unaudited)

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	33

Janus Forty Fund

Additional Information (unaudited)

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and INTECH had taken or were taking to improve performance.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and in the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

34	MARCH 31, 2016

Janus Forty Fund

Additional Information (unaudited)

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	35

Janus Forty Fund

Additional Information (unaudited)

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers,

36	MARCH 31, 2016

Janus Forty Fund

Additional Information (unaudited)

was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 14% below the mean total expenses of their respective Broadridge Expense Group peers and 24% below the mean total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 19% below the mean for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the mean total expenses for its Broadridge Expense Group peers and to mean total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) by one estimation methodology, the fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to the estimated fee margins in the industry and relative to estimated fee margins of fund managers using Janus Capital as a subadviser.

The Trustees considered the fees for each Fund for its fiscal year ended in 2014, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Investment Fund	37

Janus Forty Fund

Additional Information (unaudited)

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

38	MARCH 31, 2016

Janus Forty Fund

Additional Information (unaudited)

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for one share class. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Investment Fund	39

Janus Forty Fund

Additional Information (unaudited)

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

40	MARCH 31, 2016

Janus Forty Fund

Additional Information (unaudited)

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services

Janus Investment Fund	41

Janus Forty Fund

Additional Information (unaudited)

provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant provided an analysis of economies of scale, which included discussion of analysis from prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 85% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 80% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

42	MARCH 31, 2016

Janus Forty Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	43

Janus Forty Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

44	MARCH 31, 2016

Janus Forty Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	45

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) or download the file from janus.com/info. Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0516-1649				125-24-93041 05-16

SEMIANNUAL REPORT March 31, 2016

Janus Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Fund

Janus Fund (unaudited)

FUND SNAPSHOT

We believe that buying high-quality growth franchises with sustainable, projected above-average earnings growth for the next five-plus years and a market leadership position driven by a clearly articulated strategy should allow us to outperform the benchmark and peers over the long-term. We perform in-depth, fundamental research to build a diversified, moderately positioned portfolio aiming to deliver peer and index-beating returns while managing for risk and volatility.

Jean Barnard Co-portfolio manager	Barney Wilson Co-portfolio manager

PERFORMANCE OVERVIEW

Janus Fund’s Class T Shares returned 4.68% over the six-month period ended March 31, 2016. The Fund’s primary benchmark, the Russell 1000® Growth Index, returned 8.11% during the period, and its secondary benchmark, the S&P 500® Index, returned 8.49%. The Core Growth Index returned 8.30% during the period.

INVESTMENT ENVIRONMENT

U.S. indices rallied early in the period, continuing their recovery from the summer sell-off and relieved that the Federal Reserve (Fed) did not raise interest rates in September. Volatility returned in November as corporate earnings in aggregate were subdued and manufacturing data weighed on sentiment. Monetary policy again influenced markets in December as the Fed raised interest rates for the first time in nearly a decade. Weak manufacturing data and an underwhelming holiday shopping season caused some to question whether the U.S. economy was sufficiently healthy to merit the cadence of rate hikes that the Fed had projected. While headline employment proved resilient, weak wage growth was flagged as an item of concern. As the calendar turned to 2016, worries re-emerged about the trajectory of the global economy. Crude oil prices resumed their slide, falling to levels not seen in over a decade. Stocks also fell, once again entering correction territory. Stocks, however, rallied toward the end of the period as investors began to price in the expectation that the Fed would lower its expected rate hike trajectory.

PERFORMANCE DISCUSSION

As part of our investment process, we seek companies with clearly definable, sustainable long-term growth drivers. These companies often have high barriers to entry and notable competitive advantages in attractive, growing industries. They also have strong management teams with clear visions for the future of their companies. While we underperformed our benchmarks during the period, we believe a collection of companies with these competitive advantages should lead to compounded growth in excess of the market over longer time horizons.

Some of our specialty pharmaceutical stocks were top detractors during the period. Questionable accounting and drug pricing tactics at one of the largest and most well-known specialty pharmaceutical companies has cast a shadow over all specialty pharmaceutical companies. Against that backdrop, most, if not all, specialty pharmaceutical and biotech stocks sold off, and companies with any disappointing results sold off particularly hard.

Endo International was our largest detractor during the period. The company had to increase its liability provision for cases related to one of its products. This was a legacy issue that was created during the tenure of former management, and we think the stock overcorrected on the news. Looking ahead, the company stands to benefit from a new product that launched in early 2016: Belbuca is a Schedule-3 opioid that was recently approved by the FDA for use in chronic pain. Unlike many other opioids, Belbuca is less easily abused, and therefore does not require handwritten prescriptions from doctors, but can instead be refilled automatically. We believe these qualities will appeal to both doctors and patients.

Valeant Pharmaceuticals International Inc. also detracted from performance. Valeant has been challenged with issues related to drug pricing, as well as inappropriate dynamics in its business practices – both of which drove its stock price down in the last half of 2015. The Fund’s position in Valeant has added to our overall performance since we first bought the stock. Nevertheless, we sold our shares in the company before the end of 2015 on concerns about some of those business practices.

Chipotle Mexican Grill was another leading detractor during the period. The stock was down after news about food-related illnesses at its stores created headwinds for

Janus Investment Fund	1

Janus Fund (unaudited)

the company. Over the long term, we believe Chipotle is well positioned to benefit from rising demand for healthier fast food. We also like the potential for two of Chipotle’s new food concepts, ShopHouse Southeast Asian Kitchen and Pizzeria Locale.

While the aforementioned stocks detracted from performance, we were pleased by the results of many other companies in our portfolio. Alphabet Inc. (formerly Google) was the Fund’s top contributor to performance. Alphabet’s share price benefited during the fourth quarter of 2015 from better-than-expected earnings results, driven by improvements in its mobile search revenue, as well as strong results for YouTube. The company’s restructuring, which was initiated in the third quarter of 2015, has also been well received by investors. The restructuring, which involved the creation of the Alphabet holding company that now owns Google and several other businesses, should result in greater accounting transparency, making it easier to value each of the company’s entities. In addition, Alphabet’s new CFO has put in place internal processes focused on controlling operating expense growth and prioritizing investment spending on new growth initiatives.

Facebook also contributed to performance during the period. The company has benefited from a growing shift toward mobile digital advertising that has gained significant momentum over the last year. Facebook has taken market share primarily as a result of introducing new innovative advertising formats, opening the Instagram platform to advertising, and investing in tools to support advertisers’ ability to maximize return on spend. With a highly efficient cost structure, this drove solid earnings growth at the end of 2015. We remain confident in the company’s ability to maintain a high rate of growth in the months ahead.

Our investment in Home Depot also contributed to performance. We believe the home retailer is poised for growth over the next three to five years as the economy and housing market rebound. We also like that Home Depot has continued to improve its product offering in core categories and adjacent categories. When combined with improving service and merchandise, we believe Home Depot will be able to gain market share from other home retailers. We appreciate that Home Depot has continued to invest to improve its omni-channel shopping experience for consumers, enabling them to offer more products to customers in a more convenient way.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

The first quarter of 2016 was challenging for the market share gainers in which we invest as fears of recession led investors to sell higher growth stocks in favor of slower growth companies that were perceived as being safer investments. We do not expect this trend to continue.

We believe the months ahead will be a great time to invest in U.S. large-cap growth stocks – a category that includes companies that are gaining market share in growing areas like cloud computing, software as a service, pharmaceuticals and consumer goods. Going forward, we plan to stick to our process of identifying companies that we believe are winning in the product marketplace, and that are well positioned to deliver better than average growth and stable or increasing returns on capital. We will look to times of price weakness like last quarter’s for opportunities to add to these positions.

Thank you for your investment in Janus Fund.

2	MARCH 31, 2016

Janus Fund (unaudited)

Fund At A Glance

March 31, 2016

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Alphabet, Inc. - Class C	0.97%	Endo International PLC	-0.73%
	Facebook, Inc. - Class A	0.76%	Chipotle Mexican Grill, Inc.	-0.72%
	Home Depot, Inc.	0.44%	Valeant Pharmaceuticals International, Inc.	-0.31%
	Broadcom, Ltd.	0.40%	Colony American Homes Holdings III LP	-0.22%
	Kimberly-Clark Corp.	0.39%	Express Scripts Holding Co.	-0.21%

	5 Top Performers - Sectors*
			Fund Weighting	Russell 1000® Growth Index
		Fund Contribution	(Average % of Equity)	Weighting
	Information Technology	0.40%	31.94%	28.03%
	Utilities	0.05%	0.84%	0.05%
	Materials	-0.03%	1.98%	3.50%
	Other**	-0.05%	2.35%	0.00%
	Energy	-0.06%	0.99%	0.57%

	5 Bottom Performers - Sectors*
			Fund Weighting	Russell 1000® Growth Index
		Fund Contribution	(Average % of Equity)	Weighting
	Financials	-0.77%	4.91%	5.49%
	Consumer Discretionary	-0.63%	23.42%	21.31%
	Health Care	-0.60%	17.98%	16.48%
	Consumer Staples	-0.44%	6.40%	11.49%
	Telecommunication Services	-0.42%	0.63%	2.17%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Fund (unaudited)

Fund At A Glance

March 31, 2016

5 Largest Equity Holdings - (% of Net Assets)
Alphabet, Inc. - Class C
Internet Software & Services	5.5%
Apple, Inc.
Technology Hardware, Storage & Peripherals	4.0%
Facebook, Inc. - Class A
Internet Software & Services	3.5%
Amazon.com, Inc.
Internet & Catalog Retail	2.4%
Bristol-Myers Squibb Co.
Pharmaceuticals	2.4%
17.8%

Asset Allocation - (% of Net Assets)
Common Stocks	96.2%
Investment Companies	3.4%
OTC Purchased Options – Puts	0.0%
Other	0.4%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2016	As of September 30, 2015

4	MARCH 31, 2016

Janus Fund (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2016						per the January 28, 2016 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	4.63%	-2.88%	10.03%	6.29%	12.17%	0.98%
Class A Shares at MOP	-1.39%	-8.46%	8.74%	5.66%	12.03%
Class C Shares at NAV	4.31%	-3.43%	9.27%	5.45%	11.54%	1.72%
Class C Shares at CDSC	3.37%	-4.30%	9.27%	5.45%	11.54%
Class D Shares(1)	4.74%	-2.67%	10.31%	6.45%	12.23%	0.77%
Class I Shares	4.78%	-2.61%	10.38%	6.39%	12.22%	0.72%
Class N Shares	4.82%	-2.54%	10.21%	6.39%	12.22%	0.64%
Class R Shares	4.42%	-3.26%	9.65%	5.82%	11.82%	1.38%
Class S Shares	4.55%	-3.01%	9.94%	6.11%	12.02%	1.11%
Class T Shares	4.68%	-2.76%	10.21%	6.39%	12.22%	0.87%
Russell 1000® Growth Index	8.11%	2.52%	12.38%	8.28%	NA**
S&P 500® Index	8.49%	1.78%	11.58%	7.01%	10.43%
Core Growth Index	8.30%	2.15%	11.99%	7.66%	NA**
Morningstar Quartile - Class T Shares	-	3rd	2nd	3rd	1st
Morningstar Ranking - based on total returns for Large Growth Funds	-	1,004/1,727	747/1,535	802/1,330	8/153

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Janus Investment Fund	5

Janus Fund (unaudited)

Performance

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2016 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective January 12, 2016, Jean Barnard and Burton Wilson are Co-Portfolio Managers of the Fund.

*The Fund’s inception date – February 5, 1970

**Since inception index return is not available for indices created subsequent to fund inception.

(1) Closed to certain new investors.

6	MARCH 31, 2016

Janus Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/15)	Ending Account Value (3/31/16)	Expenses Paid During Period (10/1/15 - 3/31/16)†	Beginning Account Value (10/1/15)	Ending Account Value (3/31/16)	Expenses Paid During Period (10/1/15 - 3/31/16)†	Net Annualized Expense Ratio (10/1/15 - 3/31/16)
Class A Shares	$1,000.00	$1,046.30	$4.91	$1,000.00	$1,020.20	$4.85	0.96%
Class C Shares	$1,000.00	$1,043.10	$8.48	$1,000.00	$1,016.70	$8.37	1.66%
Class D Shares	$1,000.00	$1,047.40	$3.79	$1,000.00	$1,021.30	$3.74	0.74%
Class I Shares	$1,000.00	$1,047.80	$3.63	$1,000.00	$1,021.45	$3.59	0.71%
Class N Shares	$1,000.00	$1,048.20	$3.07	$1,000.00	$1,022.00	$3.03	0.60%
Class R Shares	$1,000.00	$1,044.20	$6.90	$1,000.00	$1,018.25	$6.81	1.35%
Class S Shares	$1,000.00	$1,045.50	$5.63	$1,000.00	$1,019.50	$5.55	1.10%
Class T Shares	$1,000.00	$1,046.80	$4.30	$1,000.00	$1,020.80	$4.24	0.84%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares or Contract Amounts		Value
Common Stocks – 96.2%
Aerospace & Defense – 4.0%
Honeywell International, Inc.	1,373,273	$153,875,240
Northrop Grumman Corp.	441,190	87,311,501
TransDigm Group, Inc.*	289,899	63,876,346
		305,063,087
Airlines – 0.9%
Southwest Airlines Co.	1,488,507	66,685,114
Auto Components – 1.0%
Delphi Automotive PLC	984,277	73,840,461
Automobiles – 0.3%
Tesla Motors, Inc.*	95,544	21,953,145
Beverages – 1.1%
Coca-Cola Co.	1,782,192	82,675,887
Biotechnology – 4.1%
AbbVie, Inc.	662,955	37,867,990
Amgen, Inc.	1,090,350	163,476,175
Celgene Corp.*	881,411	88,220,427
Regeneron Pharmaceuticals, Inc.*	55,610	20,044,068
		309,608,660
Chemicals – 0.5%
PPG Industries, Inc.	327,257	36,485,883
Consumer Finance – 0.9%
Synchrony Financial*	2,368,917	67,893,161
Containers & Packaging – 0.8%
Ball Corp.	813,483	57,993,203
Diversified Consumer Services – 0.5%
ServiceMaster Global Holdings, Inc.*	914,537	34,459,754
Diversified Financial Services – 2.0%
Intercontinental Exchange, Inc.	355,342	83,555,118
Markit, Ltd.*	541,374	19,137,571
McGraw Hill Financial, Inc.	478,380	47,350,052
		150,042,741
Electric Utilities – 0.5%
Brookfield Infrastructure Partners LP	961,120	40,491,986
Electrical Equipment – 0.7%
Sensata Technologies Holding NV*	1,448,510	56,260,128
Electronic Equipment, Instruments & Components – 0.9%
Amphenol Corp. - Class A	1,234,864	71,399,836
Energy Equipment & Services – 0.2%
Baker Hughes, Inc.	321,976	14,112,208
Food & Staples Retailing – 2.6%
Costco Wholesale Corp.	525,203	82,761,489
Kroger Co.	2,945,835	112,678,189
		195,439,678
Food Products – 0.5%
Hershey Co.	450,016	41,441,973
Health Care Equipment & Supplies – 2.5%
Boston Scientific Corp.*	6,560,834	123,409,287
Teleflex, Inc.	417,792	65,597,522
		189,006,809
Health Care Providers & Services – 1.5%
Aetna, Inc.	291,410	32,739,913
AmerisourceBergen Corp.	339,899	29,418,258
Express Scripts Holding Co.*	802,868	55,149,003
		117,307,174
Health Care Technology – 0.9%
athenahealth, Inc.*	522,769	72,549,882
Hotels, Restaurants & Leisure – 6.7%
Aramark	1,983,611	65,697,196
Chipotle Mexican Grill, Inc.*,†	114,636	53,990,117

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2016

Janus Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares or Contract Amounts		Value
Common Stocks – (continued)
Hotels, Restaurants & Leisure – (continued)
Dunkin' Brands Group, Inc.	2,390,012	$112,736,866
McDonald's Corp.	871,667	109,551,109
Norwegian Cruise Line Holdings, Ltd.*	2,398,690	132,623,570
Starbucks Corp.	624,003	37,252,979
		511,851,837
Household Products – 2.2%
Colgate-Palmolive Co.	598,862	42,309,600
Kimberly-Clark Corp.	940,835	126,551,716
		168,861,316
Industrial Conglomerates – 2.0%
General Electric Co.	3,228,059	102,619,996
Roper Industries, Inc.	255,228	46,648,022
		149,268,018
Information Technology Services – 2.9%
MasterCard, Inc. - Class A†	960,771	90,792,859
Visa, Inc. - Class A	1,736,879	132,836,506
		223,629,365
Internet & Catalog Retail – 2.9%
Amazon.com, Inc.*	310,772	184,486,690
Ctrip.com International, Ltd. (ADR)*	775,116	34,306,634
		218,793,324
Internet Software & Services – 11.4%
Alibaba Group Holding, Ltd. (ADR)*	842,720	66,600,162
Alphabet, Inc. - Class A*,†	72,090	54,997,461
Alphabet, Inc. - Class C†	559,404	416,728,010
CoStar Group, Inc.*	356,966	67,170,292
Facebook, Inc. - Class A*	2,327,942	265,618,182
		871,114,107
Leisure Products – 1.7%
Mattel, Inc.	1,680,979	56,514,514
Polaris Industries, Inc.	740,354	72,910,062
		129,424,576
Media – 2.8%
Comcast Corp. - Class A†	2,254,353	137,695,881
Liberty Global PLC - Class C*	1,980,994	74,406,135
		212,102,016
Multiline Retail – 2.5%
Dollar General Corp.	967,241	82,795,830
Dollar Tree, Inc.*	1,283,198	105,812,507
		188,608,337
Oil, Gas & Consumable Fuels – 0.4%
Anadarko Petroleum Corp.	304,771	14,193,185
Antero Resources Corp.*	755,878	18,798,686
		32,991,871
Personal Products – 1.0%
Estee Lauder Cos., Inc. - Class A	819,428	77,280,255
Pharmaceuticals – 6.4%
Allergan PLC*	595,225	159,538,157
Bristol-Myers Squibb Co.	2,847,473	181,896,575
Endo International PLC*	948,212	26,692,168
Jazz Pharmaceuticals PLC*	530,430	69,247,636
Mallinckrodt PLC*	852,004	52,210,805
		489,585,341
Professional Services – 1.8%
Nielsen Holdings PLC	808,692	42,585,721
Verisk Analytics, Inc.*	1,217,272	97,284,378
		139,870,099

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares or Contract Amounts		Value
Common Stocks – (continued)
Real Estate Investment Trusts (REITs) – 1.6%
American Tower Corp.	1,052,289	$107,722,825
Colony Starwood Homesß	616,278	13,727,592
		121,450,417
Real Estate Management & Development – 1.7%
CBRE Group, Inc. - Class A*	3,347,916	96,486,939
Colony American Homes Holdings III LP£,§	6,344,053	33,353,859
		129,840,798
Road & Rail – 0.6%
Canadian Pacific Railway, Ltd. (U.S. Shares)	363,968	48,294,914
Semiconductor & Semiconductor Equipment – 3.1%
ARM Holdings PLC	463,313	6,746,308
Broadcom, Ltd.	777,330	120,097,485
NXP Semiconductor NV*	927,306	75,176,697
Taiwan Semiconductor Manufacturing Co., Ltd.	7,516,814	37,843,367
		239,863,857
Software – 8.8%
Adobe Systems, Inc.*	1,339,310	125,627,278
ANSYS, Inc.*	553,478	49,514,142
Cadence Design Systems, Inc.*	4,446,680	104,852,714
NetSuite, Inc.*,†	861,840	59,027,422
Salesforce.com, Inc.*	1,568,537	115,805,087
ServiceNow, Inc.*	644,409	39,424,943
SS&C Technologies Holdings, Inc.	783,747	49,705,235
Ultimate Software Group, Inc.*	393,178	76,079,943
Workday, Inc. - Class A*	618,572	47,531,072
		667,567,836
Specialty Retail – 3.8%
AutoZone, Inc.*	80,673	64,271,372
Home Depot, Inc.	1,318,651	175,947,603
Sally Beauty Holdings, Inc.*	1,471,649	47,651,995
		287,870,970
Technology Hardware, Storage & Peripherals – 4.0%
Apple, Inc.†	2,767,830	301,665,792
Textiles, Apparel & Luxury Goods – 0.9%
Gildan Activewear, Inc.	1,321,021	40,304,351
NIKE, Inc. - Class B	509,202	31,300,647
		71,604,998
Wireless Telecommunication Services – 0.6%
T-Mobile US, Inc.*	1,237,317	47,389,241
Total Common Stocks (cost $6,072,467,397)		7,333,640,055
Investment Companies – 3.4%
Money Markets – 3.4%
Janus Cash Liquidity Fund LLC, 0.3874%ºº,£ (cost $260,468,868)	260,468,868	260,468,868
OTC Purchased Options – Puts – 0%
Counterparty/Reference Asset
Credit Suisse International:
Market Vectors Semiconductor (ETF),
exercise price $48.00, expires April 2016*	23,405	19,787
UBS AG:
Synchrony Financial, exercise price $26.00, expires June 2016*	13,833	698,544
Total OTC Purchased Options – Puts (premiums paid $5,095,131)		718,331
Total Investments (total cost $6,338,031,396) – 99.6%		7,594,827,254
Cash, Receivables and Other Assets, net of Liabilities – 0.4%		30,915,089
Net Assets – 100%		$7,625,742,343

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2016

Janus Fund

Schedule of Investments (unaudited)

March 31, 2016

Summary of Investments by Country - (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities
United States	$7,225,925,264	95.2%
Canada	129,091,251	1.7
China	100,906,796	1.3
Netherlands	75,176,697	1.0
Taiwan	37,843,367	0.5
United Kingdom	25,883,879	0.3

Total	$7,594,827,254	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Fund

Notes to Schedule of Investments and Other Information (unaudited)

Core Growth Index	An internally-calculated, hypothetical combination of total returns from the Russell 1000® Growth Index (50%) and the S&P 500® Index (50%).
Russell 1000® Growth Index	Measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.
S&P 500® Index	Measures broad U.S. equity performance..

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
LLC	Limited Liability Company
LP	Limited Partnership
OTC	Over-the-Counter
PLC	Public Limited Company
U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of March 31, 2016, is $331,984,061.

ß	Security is illiquid.

ºº	Rate shown is the 7-day yield as of March 31, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2016. Unless otherwise indicated, all information in the table is for the period ended March 31, 2016.

Share			Share
Balance			Balance	Realized	Dividend	Value
at 9/30/15	Purchases	Sales	at 3/31/16	Gain/(Loss)	Income	at 3/31/16

Colony American Homes Holdings III LP
6,344,053	—	—	6,344,053	$—	$610,015	$33,353,859
Janus Cash Liquidity Fund LLC
—	1,315,871,151	(1,055,402,283)	260,468,868	—	224,364	260,468,868

Total				$—	$834,379	$293,822,727

§				Schedule of Restricted and Illiquid Securities (as of March 31, 2016)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Colony American Homes Holdings III LP	1/30/13	$43,865,913	$33,353,859	0.4%

The Fund has registration rights for certain restricted securities held as of March 31, 2016. The issuer incurs all registration costs.

12	MARCH 31, 2016

Janus Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of March 31, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks
Real Estate Investment Trusts (REITs)	$ 107,722,825	$ 13,727,592	$ -
Real Estate Management & Development	96,486,939	-	33,353,859
All Other	7,082,348,840	-	-
Investment Companies	-	260,468,868	-
OTC Purchased Options - Puts	-	718,331	-
Total Assets	$ 7,286,558,604	$ 274,914,791	$ 33,353,859

Janus Investment Fund	13

Janus Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2016

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$6,338,031,396
Unaffiliated investments, at value	7,301,004,527
Affiliated investments, at value	293,822,727
Cash	861,674
Non-interested Trustees' deferred compensation	146,196
Receivables:
Investments sold	94,417,175
Dividends	3,696,019
Fund shares sold	1,355,807
Foreign tax reclaims	131,903
Dividends from affiliates	65,022
Other assets	59,819
Total Assets	7,695,560,869
Liabilities:
Payables:	—
Investments purchased	61,924,253
Advisory fees	3,374,155
Fund shares repurchased	2,579,439
Transfer agent fees and expenses	1,142,889
Non-interested Trustees' deferred compensation fees	146,196
Fund administration fees	59,903
Non-interested Trustees' fees and expenses	50,672
12b-1 Distribution and shareholder servicing fees	16,422
Professional fees	11,497
Custodian fees	270
Accrued expenses and other payables	512,830
Total Liabilities	69,818,526
Net Assets	$7,625,742,343

See Notes to Financial Statements.

14	MARCH 31, 2016

Janus Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2016

Net Assets Consist of:
Capital (par value and paid-in surplus)	$6,168,354,692
Undistributed net investment income/(loss)	9,485,560
Undistributed net realized gain/(loss) from investments and foreign currency transactions	191,100,878
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,256,801,213
Total Net Assets	$7,625,742,343
Net Assets - Class A Shares	$18,449,334
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	542,133
Net Asset Value Per Share(1)	$34.03
Maximum Offering Price Per Share(2)	$36.11
Net Assets - Class C Shares	$6,830,012
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	207,723
Net Asset Value Per Share(1)	$32.88
Net Assets - Class D Shares	$5,788,930,801
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	168,676,330
Net Asset Value Per Share	$34.32
Net Assets - Class I Shares	$88,850,408
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,577,603
Net Asset Value Per Share	$34.47
Net Assets - Class N Shares	$52,113,071
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,516,340
Net Asset Value Per Share	$34.37
Net Assets - Class R Shares	$5,095,319
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	151,584
Net Asset Value Per Share	$33.61
Net Assets - Class S Shares	$23,198,898
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	675,518
Net Asset Value Per Share	$34.34
Net Assets - Class T Shares	$1,642,274,500
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	47,711,339
Net Asset Value Per Share	$34.42

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Fund

Statement of Operations (unaudited)

For the period ended March 31, 2016

Investment Income:
Dividends	$38,354,773
Dividends from affiliates	834,379
Other income	99
Total Investment Income	39,189,251
Expenses:
Advisory fees	21,825,312
12b-1Distribution and shareholder servicing fees:
Class A Shares	22,478
Class C Shares	32,486
Class R Shares	12,521
Class S Shares	31,622
Transfer agent administrative fees and expenses:
Class D Shares	3,458,298
Class R Shares	6,260
Class S Shares	31,457
Class T Shares	2,115,045
Transfer agent networking and omnibus fees:
Class A Shares	9,546
Class C Shares	3,541
Class I Shares	72,081
Other transfer agent fees and expenses:
Class A Shares	964
Class C Shares	490
Class D Shares	436,118
Class I Shares	4,119
Class N Shares	287
Class R Shares	34
Class S Shares	254
Class T Shares	6,964
Shareholder reports expense	495,876
Fund administration fees	323,735
Registration fees	120,166
Non-interested Trustees’ fees and expenses	107,364
Professional fees	61,768
Custodian fees	31,425
Other expenses	400,941
Total Expenses	29,611,152
Less: Excess Expense Reimbursement	(67,801)
Net Expenses	29,543,351
Net Investment Income/(Loss)	9,645,900
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	191,197,912
Total Net Realized Gain/(Loss) on Investments	191,197,912
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	174,312,106
Total Change in Unrealized Net Appreciation/Depreciation	174,312,106
Net Increase/(Decrease) in Net Assets Resulting from Operations	$375,155,918

See Notes to Financial Statements.

16	MARCH 31, 2016

Janus Fund

Statements of Changes in Net Assets

	Period ended March 31, 2016 (unaudited)	Year ended September 30, 2015

Operations:
Net investment income/(loss)	$9,645,900	$34,605,440
Net realized gain/(loss) on investments	191,197,912	790,324,448
Change in unrealized net appreciation/depreciation	174,312,106	(423,213,930)
Net Increase/(Decrease) in Net Assets Resulting from Operations	375,155,918	401,715,958
Dividends and Distributions to Shareholders:
Class A Shares	(102,784)	—
Class C Shares	(1,073)	—
Class D Shares	(39,014,615)	(7,400,533)
Class I Shares	(328,331)	(1,022,659)
Class N Shares	(435,260)	(51,550)
Class R Shares	(13,399)	—
Class S Shares	(60,812)	—
Class T Shares	(10,291,133)	(450,536)
Total Dividends from Net Investment Income	(50,247,407)	(8,925,278)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(1,913,474)	(2,992,735)
Class C Shares	(717,215)	(1,080,157)
Class D Shares	(576,437,706)	(1,178,745,976)
Class I Shares	(9,866,865)	(88,223,078)
Class N Shares	(5,179,949)	(3,898,330)
Class R Shares	(516,109)	(575,708)
Class S Shares	(2,508,423)	(5,993,183)
Class T Shares	(170,562,095)	(332,194,832)
Total Distributions from Net Realized Gain from Investment Transactions	(767,701,836)	(1,613,703,999)
Net Decrease from Dividends and Distributions to Shareholders	(817,949,243)	(1,622,629,277)
Capital Share Transactions:
Class A Shares	3,628,258	3,932,497
Class C Shares	834,200	2,052,745
Class D Shares	453,685,089	820,919,346
Class I Shares	(383,140,231)	267,421,244
Class N Shares	2,933,230	39,382,921
Class R Shares	748,394	2,458,027
Class S Shares	(1,928,073)	202,246
Class T Shares	36,473,660	347,811,284
Net Increase/(Decrease) from Capital Share Transactions	113,234,527	1,484,180,310
Net Increase/(Decrease) in Net Assets	(329,558,798)	263,266,991
Net Assets:
Beginning of period	7,955,301,141	7,692,034,150
End of period	$7,625,742,343	$7,955,301,141

Undistributed Net Investment Income/(Loss)	$9,485,560	$50,087,067

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014		2013	2012	2011
Net Asset Value, Beginning of Period	$36.22	$43.19	$37.33		$31.74	$25.33	$26.81
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.01(1)	0.09(1)	0.06(1)		(7.61)	0.11	0.11
Net realized and unrealized gain/(loss)	1.74	1.98	5.99		13.41	6.44	(1.45)
Total from Investment Operations	1.75	2.07	6.05		5.80	6.55	(1.34)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	—	—		(0.21)	(0.14)	(0.14)
Distributions (from capital gains)	(3.74)	(9.04)	(0.19)		—	—	—
Total Dividends and Distributions	(3.94)	(9.04)	(0.19)		(0.21)	(0.14)	(0.14)
Net Asset Value, End of Period	$34.03	$36.22	$43.19		$37.33	$31.74	$25.33
Total Return*	4.63%	4.97%	16.27%		18.39%	25.96%	(5.08)%
Net Assets, End of Period (in thousands)	$18,449	$16,208	$14,675		$17,579	$1,117,172	$851,546
Average Net Assets for the Period (in thousands)	$17,896	$15,975	$16,911		$982,481	$986,388	$640,709
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.96%	0.98%	0.86%		0.99%	1.02%	1.07%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.96%	0.98%	0.86%		0.95%	0.89%	0.98%
Ratio of Net Investment Income/(Loss)	0.06%	0.22%	0.16%		0.65%	0.48%	0.41%
Portfolio Turnover Rate	26%	53%	62%		46%	46%	90%
				1

Class C Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$35.04	$42.33	$36.88	$31.32	$25.06	$26.59
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.11)(1)	(0.15)(1)	(0.25)(1)	(0.24)	(0.14)	(0.14)
Net realized and unrealized gain/(loss)	1.70	1.90	5.89	5.80	6.40	(1.39)
Total from Investment Operations	1.59	1.75	5.64	5.56	6.26	(1.53)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	—	—	—	—	—
Distributions (from capital gains)	(3.74)	(9.04)	(0.19)	—	—	—
Total Dividends and Distributions	(3.75)	(9.04)	(0.19)	—	—	—
Net Asset Value, End of Period	$32.88	$35.04	$42.33	$36.88	$31.32	$25.06
Total Return*	4.31%	4.19%	15.35%	17.75%	24.98%	(5.75)%
Net Assets, End of Period (in thousands)	$6,830	$6,465	$5,349	$4,998	$5,498	$4,599
Average Net Assets for the Period (in thousands)	$6,860	$5,955	$5,245	$4,814	$5,620	$5,722
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.66%	1.61%	1.65%	1.67%	1.69%	1.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.66%	1.61%	1.65%	1.63%	1.64%	1.70%
Ratio of Net Investment Income/(Loss)	(0.64)%	(0.40)%	(0.63)%	(0.09)%	(0.29)%	(0.32)%
Portfolio Turnover Rate	26%	53%	62%	46%	46%	90%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	MARCH 31, 2016

Janus Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$36.51	$43.44	$37.60	$31.89	$25.43	$26.83
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.05(1)	0.17(1)	0.15(1)	0.22	0.18	0.17
Net realized and unrealized gain/(loss)	1.75	2.00	6.02	5.76	6.45	(1.46)
Total from Investment Operations	1.80	2.17	6.17	5.98	6.63	(1.29)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.25)	(0.06)	(0.14)	(0.27)	(0.17)	(0.11)
Distributions (from capital gains)	(3.74)	(9.04)	(0.19)	—	—	—
Total Dividends and Distributions	(3.99)	(9.10)	(0.33)	(0.27)	(0.17)	(0.11)
Net Asset Value, End of Period	$34.32	$36.51	$43.44	$37.60	$31.89	$25.43
Total Return*	4.74%	5.20%	16.52%	18.92%	26.18%	(4.86)%
Net Assets, End of Period (in thousands)	$5,788,931	$5,683,312	$5,736,396	$5,260,579	$4,785,902	$4,119,798
Average Net Assets for the Period (in thousands)	$5,763,830	$6,092,918	$5,607,909	$4,928,021	$4,622,266	$4,895,030
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.74%	0.77%	0.66%	0.68%	0.68%	0.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.74%	0.77%	0.66%	0.68%	0.68%	0.77%
Ratio of Net Investment Income/(Loss)	0.28%	0.42%	0.36%	0.85%	0.69%	0.60%
Portfolio Turnover Rate	26%	53%	62%	46%	46%	90%

Class I Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$36.52	$43.46	$37.63	$31.91	$25.44	$26.87
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.01(1)	0.20(1)	0.17(1)	0.25	0.21	0.17
Net realized and unrealized gain/(loss)	1.80	2.00	6.01	5.76	6.45	(1.45)
Total from Investment Operations	1.81	2.20	6.18	6.01	6.66	(1.28)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.10)	(0.16)	(0.29)	(0.19)	(0.15)
Distributions (from capital gains)	(3.74)	(9.04)	(0.19)	—	—	—
Total Dividends and Distributions	(3.86)	(9.14)	(0.35)	(0.29)	(0.19)	(0.15)
Net Asset Value, End of Period	$34.47	$36.52	$43.46	$37.63	$31.91	$25.44
Total Return*	4.78%	5.30%	16.53%	18.98%	26.30%	(4.83)%
Net Assets, End of Period (in thousands)	$88,850	$456,606	$265,667	$140,367	$143,353	$147,597
Average Net Assets for the Period (in thousands)	$156,411	$504,848	$158,634	$135,903	$156,600	$159,134
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.71%	0.72%	0.61%	0.61%	0.63%	0.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.71%	0.72%	0.61%	0.61%	0.63%	0.72%
Ratio of Net Investment Income/(Loss)	0.08%	0.49%	0.41%	0.94%	0.73%	0.67%
Portfolio Turnover Rate	26%	53%	62%	46%	46%	90%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year or period ended September 30	2016	2015	2014	2013	2012(1)
Net Asset Value, Beginning of Period	$36.59	$43.51	$37.61	$31.92	$29.54
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.07(2)	0.27(2)	0.21(2)	(1.56)	0.04
Net realized and unrealized gain/(loss)	1.76	1.97	6.02	7.59	2.34
Total from Investment Operations	1.83	2.24	6.23	6.03	2.38
Less Dividends and Distributions:
Dividends (from net investment income)	(0.31)	(0.12)	(0.14)	(0.34)	—
Distributions (from capital gains)	(3.74)	(9.04)	(0.19)	—	—
Total Dividends and Distributions	(4.05)	(9.16)	(0.33)	(0.34)	—
Net Asset Value, End of Period	$34.37	$36.59	$43.51	$37.61	$31.92
Total Return*	4.82%	5.39%	16.66%	19.08%	8.06%
Net Assets, End of Period (in thousands)	$52,113	$52,300	$18,843	$26,202	$24,587
Average Net Assets for the Period (in thousands)	$52,186	$32,464	$20,018	$202,860	$17,258
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.60%	0.64%	0.51%	0.52%	0.55%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.60%	0.64%	0.51%	0.52%	0.55%
Ratio of Net Investment Income/(Loss)	0.42%	0.69%	0.51%	1.33%	0.91%
Portfolio Turnover Rate	26%	53%	62%	46%	46%

Class R Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$35.79	$42.90	$37.26	$31.54	$25.22	$26.68
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.06)(2)	(0.07)(2)	(0.10)(2)	0.03	(0.04)	0.01
Net realized and unrealized gain/(loss)	1.72	2.00	5.95	5.71	6.44	(1.47)
Total from Investment Operations	1.66	1.93	5.85	5.74	6.40	(1.46)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	—	(0.02)	(0.02)	(0.08)	—
Distributions (from capital gains)	(3.74)	(9.04)	(0.19)	—	—	—
Total Dividends and Distributions	(3.84)	(9.04)	(0.21)	(0.02)	(0.08)	—
Net Asset Value, End of Period	$33.61	$35.79	$42.90	$37.26	$31.54	$25.22
Total Return*	4.42%	4.62%	15.77%	18.21%	25.44%	(5.47)%
Net Assets, End of Period (in thousands)	$5,095	$4,688	$2,787	$3,259	$2,427	$2,175
Average Net Assets for the Period (in thousands)	$5,008	$3,984	$3,267	$2,801	$2,600	$1,644
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.35%	1.38%	1.26%	1.28%	1.29%	1.37%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.35%	1.38%	1.26%	1.28%	1.29%	1.37%
Ratio of Net Investment Income/(Loss)	(0.32)%	(0.17)%	(0.24)%	0.23%	0.07%	—%(3)
Portfolio Turnover Rate	26%	53%	62%	46%	46%	90%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from May 31, 2012 (inception date) through September 30, 2012.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than 0.005%.

See Notes to Financial Statements.

20	MARCH 31, 2016

Janus Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$36.44	$43.43	$37.65	$31.84	$25.35	$26.77
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.01)(1)	0.03(1)	0.01(1)	0.14	0.09	0.06
Net realized and unrealized gain/(loss)	1.74	2.02	6.02	5.75	6.44	(1.46)
Total from Investment Operations	1.73	2.05	6.03	5.89	6.53	(1.40)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	—	(0.06)	(0.08)	(0.04)	(0.02)
Distributions (from capital gains)	(3.74)	(9.04)	(0.19)	—	—	—
Total Dividends and Distributions	(3.83)	(9.04)	(0.25)	(0.08)	(0.04)	(0.02)
Net Asset Value, End of Period	$34.34	$36.44	$43.43	$37.65	$31.84	$25.35
Total Return*	4.55%	4.88%	16.10%	18.55%	25.79%	(5.25)%
Net Assets, End of Period (in thousands)	$23,199	$26,529	$30,752	$41,000	$43,993	$60,817
Average Net Assets for the Period (in thousands)	$25,165	$31,092	$37,988	$41,378	$54,961	$76,115
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.10%	1.11%	1.01%	1.02%	1.03%	1.14%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.10%	1.09%	0.98%	0.99%	1.02%	1.14%
Ratio of Net Investment Income/(Loss)	(0.08)%	0.08%	0.04%	0.55%	0.32%	0.23%
Portfolio Turnover Rate	26%	53%	62%	46%	46%	90%

Class T Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$36.60	$43.50	$37.68	$31.90	$25.42	$26.82
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(1)	0.14(1)	0.11(1)	0.28	0.18	0.16
Net realized and unrealized gain/(loss)	1.76	2.01	6.02	5.69	6.43	(1.50)
Total from Investment Operations	1.79	2.15	6.13	5.97	6.61	(1.34)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.01)	(0.12)	(0.19)	(0.13)	(0.06)
Distributions (from capital gains)	(3.74)	(9.04)	(0.19)	—	—	—
Total Dividends and Distributions	(3.97)	(9.05)	(0.31)	(0.19)	(0.13)	(0.06)
Net Asset Value, End of Period	$34.42	$36.60	$43.50	$37.68	$31.90	$25.42
Total Return*	4.68%	5.15%	16.37%	18.83%	26.07%	(5.01)%
Net Assets, End of Period (in thousands)	$1,642,275	$1,709,193	$1,617,564	$1,638,769	$1,987,992	$2,032,008
Average Net Assets for the Period (in thousands)	$1,692,036	$1,776,577	$1,689,483	$1,591,600	$2,149,222	$2,583,683
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.85%	0.87%	0.76%	0.78%	0.78%	0.89%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.84%	0.84%	0.75%	0.76%	0.78%	0.89%
Ratio of Net Investment Income/(Loss)	0.18%	0.35%	0.27%	0.75%	0.58%	0.48%
Portfolio Turnover Rate	26%	53%	62%	46%	46%	90%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”)

22	MARCH 31, 2016

Janus Fund

Notes to Financial Statements (unaudited)

markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Janus Investment Fund	23

Janus Fund

Notes to Financial Statements (unaudited)

The Fund did not hold a significant amount of Level 3 securities as of March 31, 2016.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $136,819,205 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the

24	MARCH 31, 2016

Janus Fund

Notes to Financial Statements (unaudited)

Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2016 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

Janus Investment Fund	25

Janus Fund

Notes to Financial Statements (unaudited)

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended March 31, 2016, the average ending monthly currency value amounts on sold forward currency contracts is $16,763,860. There were no forward currency contracts held at March 31, 2016.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost

26	MARCH 31, 2016

Janus Fund

Notes to Financial Statements (unaudited)

for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Fund purchased put options on various equity securities, and ETFs, for the purpose of decreasing exposure to individual equity risk.

During the period ended March 31, 2016, the average ending monthly market value amounts on purchased put options is $1,613,840.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of March 31, 2016.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of March 31, 2016

Equity Contracts
Asset Derivatives:
Investments, at value*	$718,331

* Amounts relate to purchased options.

Janus Investment Fund	27

Janus Fund

Notes to Financial Statements (unaudited)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2016.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended March 31, 2016

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts	Equity Contracts	Total
Investments and foreign currency transactions	$646,538	$(8,669,350)*	$(8,022,812)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts	Equity Contracts	Total
Investments, foreign currency translations and non-interested Trustees' deferred compensation	$(1,101,340)	$(4,185,394)*	$(5,286,734)

* Amounts relate to purchased options.

Please see the Fund’s Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme

28	MARCH 31, 2016

Janus Fund

Notes to Financial Statements (unaudited)

volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. One or more countries may abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds

The Fund may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may be actively managed or passively managed, that generally seek to track the performance of a specific index. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. As a result, the cost of investing in a Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Fund may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, and commodity-linked investments risk. The Fund is also subject to the risks associated with the securities in which the ETF invests.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

Janus Investment Fund	29

Janus Fund

Notes to Financial Statements (unaudited)

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of March 31, 2016” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets
Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Credit Suisse International	$ 19,787	$ -	$ (19,787)	$ -
UBS AG	698,544	-	(698,544)	-
Total	$ 718,331	$ -	$ (718,331)	$ -

(a) Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

30	MARCH 31, 2016

Janus Fund

Notes to Financial Statements (unaudited)

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the Core Growth Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period, which is generally the previous 36 months.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended March 31, 2016, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.57%.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excludingany performance adjustments to management fees, the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.83%. Janus Capital has agreed to continue the waiver until at least February 1, 2017. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to

Janus Investment Fund	31

Janus Fund

Notes to Financial Statements (unaudited)

investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $367,532 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2016. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-

32	MARCH 31, 2016

Janus Fund

Notes to Financial Statements (unaudited)

interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $92,975 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2016.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2016 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2016, Janus Distributors retained upfront sales charges of $2,059.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended March 31, 2016.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2016, redeeming shareholders of Class C Shares paid CDSCs of $412.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended March 31, 2016, the Fund engaged in cross trades amounting to $19,904,054 in purchases and $61,892,745 in sales, resulting in a net realized loss of $8,811,561. The net realized loss is included in “Investments and foreign currency transactions” within the “Net Realized and Unrealized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

Janus Investment Fund	33

Janus Fund

Notes to Financial Statements (unaudited)

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 6,338,919,789	$1,500,000,153	$(244,092,688)	$ 1,255,907,465

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2015, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended September 30, 2015

September 30, 2016	Accumulated Capital Losses

$ (4,722,405)	$ (4,722,405)

6. Capital Share Transactions

	Period ended March 31, 2016		Year ended September 30, 2015
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	125,774	$ 4,662,912	165,508	$ 6,407,790
Reinvested dividends and distributions	50,631	1,757,902	75,437	2,709,700
Shares repurchased	(81,718)	(2,792,556)	(133,273)	(5,184,993)
Net Increase/(Decrease)	94,687	$ 3,628,258	107,672	$ 3,932,497
Class C Shares:
Shares sold	44,282	$ 1,513,607	80,236	$ 2,978,169
Reinvested dividends and distributions	13,406	450,301	19,457	680,023
Shares repurchased	(34,447)	(1,129,708)	(41,592)	(1,605,447)
Net Increase/(Decrease)	23,241	$ 834,200	58,101	$ 2,052,745

34	MARCH 31, 2016

Janus Fund

Notes to Financial Statements (unaudited)

	Period ended March 31, 2016		Year ended September 30, 2015
	Shares	Amount	Shares	Amount
Class D Shares:
Shares sold	1,958,801	$ 68,417,149	3,638,885	$ 144,150,964
Reinvested dividends and distributions	16,998,526	594,778,406	31,739,042	1,147,048,956
Shares repurchased	(5,927,382)	(209,510,466)	(11,798,991)	(470,280,574)
Net Increase/(Decrease)	13,029,945	$ 453,685,089	23,578,936	$ 820,919,346
Class I Shares:
Shares sold	460,794	$ 16,160,556	7,419,487	$ 308,351,382
Reinvested dividends and distributions	266,436	9,359,907	2,427,025	87,688,411
Shares repurchased	(10,652,067)	(408,660,694)	(3,456,383)	(128,618,549)
Net Increase/(Decrease)	(9,924,837)	$(383,140,231)	6,390,129	$ 267,421,244
Class N Shares:
Shares sold	83,293	$ 2,915,086	1,032,823	$ 41,126,795
Reinvested dividends and distributions	160,297	5,615,209	109,203	3,949,880
Shares repurchased	(156,469)	(5,597,065)	(145,886)	(5,693,754)
Net Increase/(Decrease)	87,121	$ 2,933,230	996,140	$ 39,382,921
Class R Shares:
Shares sold	36,660	$ 1,266,285	175,403	$ 6,825,225
Reinvested dividends and distributions	14,877	510,717	16,176	575,699
Shares repurchased	(30,922)	(1,028,608)	(125,564)	(4,942,897)
Net Increase/(Decrease)	20,615	$ 748,394	66,015	$ 2,458,027
Class S Shares:
Shares sold	66,320	$ 2,344,953	196,389	$ 7,766,823
Reinvested dividends and distributions	72,765	2,550,405	164,555	5,950,323
Shares repurchased	(191,527)	(6,823,431)	(341,076)	(13,514,900)
Net Increase/(Decrease)	(52,442)	$ (1,928,073)	19,868	$ 202,246
Class T Shares:
Shares sold	2,141,037	$ 75,866,008	8,133,932	$ 322,351,865
Reinvested dividends and distributions	5,020,042	176,203,472	8,880,077	321,902,783
Shares repurchased	(6,147,368)	(215,595,820)	(7,499,893)	(296,443,364)
Net Increase/(Decrease)	1,013,711	$ 36,473,660	9,514,116	$ 347,811,284

7. Purchases and Sales of Investment Securities

For the period ended March 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,975,842,513	$3,030,830,868	$ -	$ -

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2016 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	35

Janus Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2015, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2016 through January 1 or February 1, 2017, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee

36	MARCH 31, 2016

Janus Fund

Additional Information (unaudited)

for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2015, approximately 70% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2015, approximately 61% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Janus Investment Fund	37

Janus Fund

Additional Information (unaudited)

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

38	MARCH 31, 2016

Janus Fund

Additional Information (unaudited)

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and INTECH had taken or were taking to improve performance.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and in the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Janus Investment Fund	39

Janus Fund

Additional Information (unaudited)

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

40	MARCH 31, 2016

Janus Fund

Additional Information (unaudited)

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers,

Janus Investment Fund	41

Janus Fund

Additional Information (unaudited)

was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 14% below the mean total expenses of their respective Broadridge Expense Group peers and 24% below the mean total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 19% below the mean for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the mean total expenses for its Broadridge Expense Group peers and to mean total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) by one estimation methodology, the fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to the estimated fee margins in the industry and relative to estimated fee margins of fund managers using Janus Capital as a subadviser.

The Trustees considered the fees for each Fund for its fiscal year ended in 2014, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

42	MARCH 31, 2016

Janus Fund

Additional Information (unaudited)

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

Janus Investment Fund	43

Janus Fund

Additional Information (unaudited)

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for one share class. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

44	MARCH 31, 2016

Janus Fund

Additional Information (unaudited)

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

Janus Investment Fund	45

Janus Fund

Additional Information (unaudited)

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services

46	MARCH 31, 2016

Janus Fund

Additional Information (unaudited)

provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant provided an analysis of economies of scale, which included discussion of analysis from prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 85% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 80% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	47

Janus Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

48	MARCH 31, 2016

Janus Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

Janus Investment Fund	49

Janus Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

50	MARCH 31, 2016

Janus Fund

Notes

NotesPage1

Janus Investment Fund	51

Janus Fund

Notes

NotesPage2

52	MARCH 31, 2016

Janus Fund

Notes

NotesPage3

Janus Investment Fund	53

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0516-1650				125-24-93042 05-16

SEMIANNUAL REPORT March 31, 2016

Janus Global Life Sciences Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Global Life Sciences Fund

Janus Global Life Sciences Fund (unaudited)

FUND SNAPSHOT

We take a global approach to identify high-quality or improving businesses in the life sciences sector trading at a discount to our estimate of intrinsic value. We believe the rapidly growing global health care sector offers fertile opportunities for differentiated research. We believe what sets us apart is the quality of our team, the depth of our research and our commitment to delivering superior long-term results for our clients.

Andy Acker co-portfolio manager	Ethan Lovell co-portfolio manager

PERFORMANCE OVERVIEW

Janus Global Life Sciences Fund’s Class T Shares returned -9.32% over the six-month period ended March 31, 2016, trailing the Fund’s primary benchmark, the MSCI World Health Care Index, which returned -0.32% during the period. This also trailed the S&P 500 Index, which returned 8.49% during the period.

INVESTMENT ENVIRONMENT

Health care, in general, underperformed broader equity markets during the period. Political rhetoric around drug pricing, a few disappointing clinical trial results and slower than expected sales of some newly launched drugs triggered outflows from the health care sector and a sharp correction for biotechnology and pharmaceutical stocks in particular. Our views on those issues are shared in our Outlook section.

PERFORMANCE DISCUSSION

The Fund seeks to uncover opportunities that span the life sciences spectrum, including stocks in the biotechnology, pharmaceutical, health care service and medical technology arenas. Our bottom-up fundamental approach utilizes extensive proprietary research in an effort to discover the most compelling investment ideas across the globe. Our primary focus remains on companies that are addressing high unmet medical needs and those that we believe can make the health care system more efficient.

On a subsector basis, the Fund’s biotechnology and pharmaceuticals holdings detracted most from relative performance. Within the biotechnology sector, our overweight to small-cap biotechnology companies hurt returns. Smaller, early stage biotech stocks sold off particularly hard during the period due to concerns about their ability to raise further capital in a less exuberant environment. We still have high conviction in the long term growth potential of these companies. Within the pharmaceutical subsector, our overweight to specialty pharma hurt relative performance, as those stocks fell much more sharply than large capitalization global pharmaceutical companies, which were viewed as defensive holdings and generally held up better during the sell-off.

Beyond those two larger themes, we also held a few stocks that produced disappointing results that weighed on performance. Specialty pharmaceutical company Valeant Pharmaceuticals was our largest detractor. The company suffered from a range of concerns, including lowered financial guidance, a delay in filing financial statements, and a potential technical default on the company’s debt. Given the rising uncertainty about the company’s outlook, we exited the position during the period.

Endo International was another large detractor. Endo and other specialty pharmaceutical companies suffered from a change in industry sentiment stemming from Valeant’s problems. However, Endo was also impacted by a few company-specific issues, including pricing pressure in its generics business and concerns it may have overpaid for some recent acquisitions. While we would like to see the company improve its execution, we still see upside for the stock, especially at its recent highly depressed valuation.

Chimerix was another detractor. The stock fell sharply after disappointing trial results for its antiviral Brincidofovir, which aims to prevent certain infections after stem-cell transplants. Despite promising earlier clinical data, the trial failed to reach statistical significance in its pivotal phase III trial. Given the significant setback, we decided to exit the position.

Dyax was our largest contributor to performance. The stock was up after an announcement it would be acquired by Shire Pharmaceutical, a transaction which ultimately occurred. We were not surprised to see Dyax pursued as an acquisition candidate as we believed the company has a potential best-in-class drug for hereditary angioedema (HAE), a disease that can lead to sudden and life-

Janus Investment Fund	1

Janus Global Life Sciences Fund (unaudited)

threatening swelling in afflicted patients. We believe this treatment could become the new standard of care based on strong efficacy and convenience from earlier trials, and see a good fit for Shire as the current market leader.

Amgen was also a top contributor. We thought the stock was oversold in mid-2015 on concerns about competition from biosimilar versions of Neupogen and Neulasta, two Amgen drugs used to treat the side effects of chemotherapy. The stock rebounded after initial results showed that market share erosion for Neupogen has been modest, and the approval for a biosimilar to compete with Neulasta was further delayed. We continue to see large sales potential for recently launched Repatha, a cholesterol lowering drug, and Kyprolis for multiple myeloma, and see further upside from the company’s deep pipeline, including four new launches in 2015. We also like the company’s strong free cash flow (approaching $10 billion per year), which the company can use for accretive buybacks and further business development efforts.

Mid-period downward pressure on the stock price of health care equipment provider Boston Scientific accelerated after management issued what investors considered as overly conservative guidance. The stock’s fortunes, quickly reversed, however, after a decision was reached by the Centers for Medicare and Medicaid Services (CMS) that supported the use of the company’s WATCHMAN device as a second-line therapy for anti-coagulation patients. While the decision included certain parameters, which may lead to a more measured roll-out, overall, in our view, it should lead to an increased demand for the product. WATCHMAN, a heart implant, is a nondrug option to reduce the likelihood of atrial fibrillation and stroke.

The Fund continued with its “value at risk” approach as part of a comprehensive risk management framework. This approach focuses our attention on downside risks, especially those arising from binary events (such as clinical trial announcements or regulatory decisions) that can lead to significant share price volatility. In practice, this means we limit the position size of any one holding so that, in a worst-case scenario, the estimated adverse impact from a particular event should not exceed 1% of the Fund’s performance.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

We believe many of the issues that have negatively impacted the sector will prove transitory. Drug prices are likely to continue being a hot-button issue during an election year, but the U.S. government has historically favored market mechanisms, rather than regulation, to control drug prices, and we think this trend will continue.

We saw disappointing clinical results and regulatory decisions for a few drugs add to negative sentiment in the first quarter of 2016, but we don’t think this represents a change in the probability of success for drug development going forward. In fact, 2015 saw the highest level of new FDA drug approvals in nearly 20 years, a testament to how drug companies and the FDA are working closer than ever before to quickly bring innovative drugs to patients.

One near-term headwind that will bear watching is how consolidation among drug payers and heightened attention to drug prices has emboldened payers to delay or restrict access to new drugs in some cases. We believe the pendulum will eventually swing the other way, especially for companies with highly differentiated therapies addressing large unmet medical needs. A recent Georgia law preventing insurers from limiting coverage of immune oncology drugs for late stage cancer patients may be a sign the tide is starting to turn.

Each of these aforementioned headwinds dampened near-term sentiment and contributed to significant outflows from the health care sector, which totaled $6 billion in the first quarter of 2016. To put this in perspective, the sector enjoyed inflows of $5 billion to $6 billion per year from 2013 through 2015. Going forward, we expect the pace of outflows to moderate or reverse as we believe many momentum-driven investors may have already exited the sector.

As these near-term issues subside, we expect fundamentals to once again come to the forefront. For many companies, we believe the long term growth potential remains underappreciated. More efficient and productive genetic analysis should continue to help companies identify the underlying causes of many diseases, leading to promising therapies for many unmet medical needs in the coming years.

New modalities of treatments continue to evolve. In the coming years we expect to see new “gene therapies,” which replace defective genes with functional copies, allowing the body to correctly produce a missing or defective protein. Gene therapies have the potential to

2	MARCH 31, 2016

Janus Global Life Sciences Fund (unaudited)

cure diseases such as hemophilia, sickle cell anemia, forms of blindness and numerous other genetic diseases in the future. New options are also evolving to treat cancer, including treatments that allow the body’s immune cells to attack cancer cells by taking the brakes off the immune system. In coming years, combinations of treatments could lead to more “functional cures” for previously incurable cancers.

Companies are in the early stages of applying these innovations. As new treatments come to market, we believe biotech and pharmaceutical companies offer some of the best opportunities for growth investors. We believe the recent sell-off offers a more compelling entry point to access many of these innovative companies.

Thank you for your continued investment in Janus Global Life Sciences Fund.

Janus Investment Fund	3

Janus Global Life Sciences Fund (unaudited)

Fund At A Glance

March 31, 2016

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Dyax Corp.	0.83%	Valeant Pharmaceuticals International, Inc. (U.S. Shares)	-2.29%
	Amgen, Inc.	0.35%	Endo International PLC	-0.95%
	Boston Scientific Corp.	0.33%	Chimerix, Inc.	-0.82%
	Baxter International, Inc.	0.25%	Anacor Pharmaceuticals, Inc.	-0.56%
	AbbVie, Inc.	0.25%	Zafgen, Inc.	-0.43%

	Performers - Sectors*
			Fund Weighting	MSCI World Health Care Index
		Fund Contribution	(Average % of Equity)	Weighting
	Other**	-0.03%	1.91%	0.00%
	Health Care	-9.12%	98.09%	100.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

4	MARCH 31, 2016

Janus Global Life Sciences Fund (unaudited)

Fund At A Glance

March 31, 2016

5 Largest Equity Holdings - (% of Net Assets)
Allergan PLC
Pharmaceuticals	3.8%
Amgen, Inc.
Biotechnology	3.8%
AbbVie, Inc.
Biotechnology	3.2%
Celgene Corp.
Biotechnology	3.1%
Bristol-Myers Squibb Co.
Pharmaceuticals	2.7%
16.6%

Asset Allocation - (% of Net Assets)
Common Stocks	98.8%
Investment Companies	14.3%
Corporate Bonds	0.2%
Rights	0.0%
Other	(13.3)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2016	As of September 30, 2015

Janus Investment Fund	5

Janus Global Life Sciences Fund (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2016						per the January 28, 2016 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	-9.38%	-17.36%	19.56%	11.17%	10.98%	1.04%
Class A Shares at MOP	-14.59%	-22.12%	18.15%	10.52%	10.60%
Class C Shares at NAV	-9.72%	-17.97%	18.65%	10.34%	10.16%	1.81%
Class C Shares at CDSC	-10.55%	-18.72%	18.65%	10.34%	10.16%
Class D Shares(1)	-9.31%	-17.22%	19.78%	11.34%	11.15%	0.85%
Class I Shares	-9.26%	-17.15%	19.83%	11.29%	11.12%	0.78%
Class S Shares	-9.46%	-17.46%	19.39%	11.00%	10.82%	1.21%
Class T Shares	-9.32%	-17.28%	19.69%	11.29%	11.12%	0.95%
MSCI World Health Care Index	-0.32%	-8.28%	14.46%	8.15%	5.50%
S&P 500® Index	8.49%	1.78%	11.58%	7.01%	5.00%
Morningstar Quartile - Class T Shares	-	3rd	1st	2nd	1st
Morningstar Ranking - based on total returns for Health Funds	-	87/130	14/124	35/118	12/63

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

6	MARCH 31, 2016

Janus Global Life Sciences Fund (unaudited)

Performance

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility, lower liquidity and differing financial and information reporting standards, all of which are magnified in emerging markets.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2016 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective January 12, 2016, Andrew Acker and Ethan Lovell are Co-Portfolio Managers of the Fund.

*The Fund’s inception date – December 31, 1998

(1) Closed to certain new investors.

Janus Investment Fund	7

Janus Global Life Sciences Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/15)	Ending Account Value (3/31/16)	Expenses Paid During Period (10/1/15 - 3/31/16)†	Beginning Account Value (10/1/15)	Ending Account Value (3/31/16)	Expenses Paid During Period (10/1/15 - 3/31/16)†	Net Annualized Expense Ratio (10/1/15 - 3/31/16)
Class A Shares	$1,000.00	$906.20	$5.00	$1,000.00	$1,019.75	$5.30	1.05%
Class C Shares	$1,000.00	$902.80	$8.75	$1,000.00	$1,015.80	$9.27	1.84%
Class D Shares	$1,000.00	$906.90	$4.00	$1,000.00	$1,020.80	$4.24	0.84%
Class I Shares	$1,000.00	$907.40	$3.77	$1,000.00	$1,021.05	$3.99	0.79%
Class S Shares	$1,000.00	$905.40	$5.62	$1,000.00	$1,019.10	$5.96	1.18%
Class T Shares	$1,000.00	$906.80	$4.43	$1,000.00	$1,020.35	$4.70	0.93%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	MARCH 31, 2016

Janus Global Life Sciences Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares or Principal Amounts		Value
Corporate Bonds – 0.2%
Consumer Non-Cyclical – 0.2%
PTC Therapeutics, Inc., 3.0000%, 8/15/22 (144A) (cost $27,279,000)	$27,279,000	$10,007,983
Common Stocks – 98.8%
Biotechnology – 35.1%
AbbVie, Inc.	2,120,686	121,133,584
ACADIA Pharmaceuticals, Inc.*	392,108	10,979,825
Acerta Pharma BV*,§	143,797,410	17,110,454
Achillion Pharmaceuticals, Inc.*,#	3,710,463	28,644,774
Actelion, Ltd.*	384,231	57,442,774
Aduro Biotech, Inc.*,#	1,182,781	15,151,425
Alder Biopharmaceuticals, Inc.*,#	1,918,087	46,973,951
Alexion Pharmaceuticals, Inc.*,#	427,297	59,488,288
Alkermes PLC*,#	371,833	12,712,970
AMAG Pharmaceuticals, Inc.*,#	990,898	23,187,013
Amgen, Inc.	951,367	142,638,454
Amicus Therapeutics, Inc.*,#	3,073,580	25,971,751
Anacor Pharmaceuticals, Inc.*,#	411,003	22,043,889
Ascendis Pharma A/S (ADR)*,#	670,007	12,428,630
Avexis, Inc.*,#	72,107	1,964,195
Avexis, Inc. (PP)*,§	380,689	9,332,972
Axovant Sciences, Ltd.*,#	1,976,134	22,686,018
Biogen, Inc.*	241,076	62,756,904
Celgene Corp.*	1,169,639	117,069,168
DBV Technologies SA (ADR)*	1,118,039	36,392,169
Dimension Therapeutics, Inc.*,#	736,896	5,769,896
Edge Therapeutics, Inc.*,£,§	1,571,915	13,663,871
FibroGen, Inc.*,#	957,725	20,389,965
Gilead Sciences, Inc.	895,699	82,278,910
Global Blood Therapeutics, Inc.*,#	484,447	7,683,329
Heron Therapeutics, Inc.*,#	1,286,260	24,426,077
Incyte Corp.*	385,087	27,907,255
Insmed, Inc.*,#	1,591,158	20,159,972
Insys Therapeutics, Inc.*,#	753,184	12,043,412
Ironwood Pharmaceuticals, Inc.*,#	2,935,487	32,114,228
La Jolla Pharmaceutical Co.*,#	688,548	14,397,539
Medivation, Inc.*	709,596	32,627,224
Neurocrine Biosciences, Inc.*,#	825,738	32,658,707
Novavax, Inc.*,#	3,242,974	16,733,746
OvaScience, Inc.*,#,£	1,565,297	14,854,669
Pronai Therapeutics, Inc.*,#	801,189	5,400,014
ProQR Therapeutics NV*	275,736	1,345,592
Puma Biotechnology, Inc.*,#	665,655	19,550,287
Regeneron Pharmaceuticals, Inc.*	136,221	49,104,146
REGENXBIO, Inc.*,#	218,254	2,357,143
RPI International Holdings LP§	127,226	14,904,526
Solid GT LLC*,§	22,518	7,093,170
Vertex Pharmaceuticals, Inc.*	293,209	23,307,183
Voyager Therapeutics, Inc.*,#	305,101	2,663,532
		1,329,543,601
Health Care Equipment & Supplies – 10.8%
Baxter International, Inc.#	1,199,704	49,283,840
Boston Scientific Corp.*	5,475,684	102,997,616
Endologix, Inc.*	772,143	6,455,115
HeartWare International, Inc.*,#	399,054	12,538,277
LDR Holding Corp.*,#,£	1,675,799	42,716,117
Penumbra, Inc.*,#	52,263	2,403,094
St Jude Medical, Inc.	892,401	49,082,055
STERIS PLC	594,706	42,253,861
Teleflex, Inc.	223,721	35,126,434
Varian Medical Systems, Inc.*	618,462	49,489,329

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Global Life Sciences Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares or Principal Amounts		Value
Common Stocks – (continued)
Health Care Equipment & Supplies – (continued)
Zimmer Biomet Holdings, Inc.	180,166	$19,211,101
		411,556,839
Health Care Providers & Services – 15.8%
Aetna, Inc.	902,439	101,389,022
AmerisourceBergen Corp.	774,258	67,012,030
DaVita HealthCare Partners, Inc.*	596,144	43,745,047
Diplomat Pharmacy, Inc.*,#	1,220,983	33,454,934
Envision Healthcare Holdings, Inc.*	782,889	15,975,827
Express Scripts Holding Co.*,#	728,152	50,016,761
HCA Holdings, Inc.*	976,854	76,243,455
Henry Schein, Inc.*	135,196	23,338,886
Humana, Inc.	403,982	73,908,507
MEDNAX, Inc.*,#	347,522	22,456,872
Universal Health Services, Inc. - Class B	722,788	90,146,119
		597,687,460
Health Care Technology – 2.3%
athenahealth, Inc.*,#	440,564	61,141,472
IMS Health Holdings, Inc.*	1,016,626	26,991,420
		88,132,892
Life Sciences Tools & Services – 1.1%
Thermo Fisher Scientific, Inc.	294,170	41,651,530
Pharmaceuticals – 33.7%
Allergan PLC*	536,304	143,745,561
AstraZeneca PLC	1,262,675	70,760,062
Bayer AG	340,195	39,981,050
Bristol-Myers Squibb Co.	1,616,843	103,283,931
Eli Lilly & Co.	923,885	66,528,959
Endo International PLC*	1,008,081	28,377,480
Flamel Technologies SA (ADR)*	1,535,336	16,950,109
GW Pharmaceuticals PLC (ADR)*,#	520,221	37,540,394
H Lundbeck A/S*	824,074	27,212,781
Horizon Pharma PLC*,#	2,422,724	40,148,029
Indivior PLC	15,159,627	35,505,545
Jazz Pharmaceuticals PLC*	330,448	43,139,986
Mallinckrodt PLC*,#	728,874	44,666,491
Nektar Therapeutics*,#	1,339,286	18,415,183
Novartis AG	453,490	32,884,158
Novo Nordisk A/S - Class B	997,144	54,098,081
Pfizer, Inc.	2,874,782	85,208,539
Relypsa, Inc.*,#	1,181,714	16,012,225
Roche Holding AG	291,050	71,672,425
Sanofi	1,156,408	93,226,243
Sawai Pharmaceutical Co., Ltd.	483,600	30,297,521
Shire PLC (ADR)#	475,882	81,804,116
Teva Pharmaceutical Industries, Ltd. (ADR)	1,765,820	94,489,028
		1,275,947,897
Total Common Stocks (cost $3,562,222,756)		3,744,520,219
Rights – 0%
Biotechnology – 0%
Dyax Corp.*,ß (cost $1,805,712)	1,626,768	1,805,712
Investment Companies – 14.3%
Investments Purchased with Cash Collateral from Securities Lending – 13.4%
Janus Cash Collateral Fund LLC, 0.4107%ºº,£	506,296,373	506,296,373

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2016

Janus Global Life Sciences Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares or Principal Amounts		Value
Investment Companies – (continued)
Money Markets – 0.9%
Janus Cash Liquidity Fund LLC, 0.3874%ºº,£	34,502,324	$34,502,324
Total Investment Companies (cost $540,798,697)		540,798,697
Total Investments (total cost $4,132,106,165) – 113.3%		4,297,132,611
Liabilities, net of Cash, Receivables and Other Assets – (13.3)%		(505,967,213)
Net Assets – 100%		$3,791,165,398

Summary of Investments by Country - (Long Positions) (unaudited)
		% of Investment
Country	Value	Securities
United States	$3,503,101,933	81.5%
United Kingdom	225,610,117	5.3
Switzerland	161,999,357	3.8
France	146,568,521	3.4
Israel	94,489,028	2.2
Denmark	93,739,492	2.2
Germany	39,981,050	0.9
Japan	30,297,521	0.7
Netherlands	1,345,592	0.0

Total	$4,297,132,611	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Global Life Sciences Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI World Health Care Index

A capitalization weighted index that measures the performance of health care stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

S&P 500® Index	Measures broad U.S. equity performance.

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
PP	Private Placement
U.S. Shares	Securities of foreign companies trading on an American stock exchange.

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2016 is $10,007,983, which represents 0.2% of net assets.

*	Non-income producing security.

ß	Security is illiquid.

ºº	Rate shown is the 7-day yield as of March 31, 2016.

#	Loaned security; a portion of the security is on loan at March 31, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2016. Unless otherwise indicated, all information in the table is for the period ended March 31, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/15	Purchases	Sales	at 3/31/16	Gain/(Loss)	Income	at 3/31/16

Edge Therapeutics, Inc.	1,571,915	—	—	1,571,915	$—	$—	$13,663,871
Janus Cash Collateral Fund LLC	207,570,305	947,059,286	(648,333,218)	506,296,373	—	2,765,412(1)	506,296,373
Janus Cash Liquidity Fund LLC	40,956,098	511,843,566	(518,297,340)	34,502,324	—	85,977	34,502,324
LDR Holding Corp.	899,977	808,980	(33,158)	1,675,799	(800,852)	—	42,716,117
OvaScience, Inc.	1,679,573	—	(114,276)	1,565,297	(3,867,229)	—	14,854,669

Total					$(4,668,081)	$2,851,389	$612,033,354

(1) Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

12	MARCH 31, 2016

Janus Global Life Sciences Fund

Notes to Schedule of Investments and Other Information (unaudited)

§				Schedule of Restricted and Illiquid Securities (as of March 31, 2016)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Acerta Pharma BV	5/11/15	$8,272,388	$17,110,454	0.4%
Avexis, Inc. (PP)	9/3/15	7,999,998	9,332,972	0.2
Edge Therapeutics, Inc.	4/6/15	9,999,997	13,663,871	0.4
RPI International Holdings LP	5/21/15	14,999,945	14,904,526	0.4
Solid GT LLC	11/2/15	7,093,170	7,093,170	0.2
Total		$48,365,498	$62,104,993	1.6%

The Fund has registration rights for certain restricted securities held as of March 31, 2016. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of March 31, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Corporate Bonds	$ -	$ 10,007,983	$ -
Common Stocks
Biotechnology	1,267,438,608	22,996,843	39,108,150
All Other	2,414,976,618	-	-
Rights	-	-	1,805,712
Investment Companies	-	540,798,697	-
Total Assets	$ 3,682,415,226	$ 573,803,523	$ 40,913,862

Level 3 Valuation Reconciliation of Assets
	Value as of 9/30/15	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation(a)	Gross Purchases	Gross Sales	Transfers In and/or Out of Level 3	Value as of 3/31/16
Investments in Securities:
Common Stocks
Biotechnology	$ 41,287,607	$ 10,801,436	$ 8,838,067	$ 7,093,170	$ (20,912,132)	$ (7,999,998)	$ 39,108,150
Rights	-	-	-	1,805,712	-	-	1,805,712
Total	$ 41,287,607	$ 10,801,436	$ 8,838,067	$ 8,898,882	$ (20,912,132)	$ (7,999,998)	$ 40,913,862
(a) Included in "Change in unrealized net appreciation/depreciation of investments, foreign currency translations and non-interested Trustees' deferred compensation" on the Statement of Operations.

Janus Investment Fund	13

Janus Global Life Sciences Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2016

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$4,132,106,165
Unaffiliated investments, at value(1)	3,685,099,257
Affiliated investments, at value(2)	612,033,354
Cash	451
Non-interested Trustees' deferred compensation	72,726
Receivables:
Investments sold	16,531,540
Fund shares sold	3,008,663
Foreign tax reclaims	2,438,542
Dividends	1,764,802
Interest	104,570
Dividends from affiliates	18,092
Other assets	628,342
Total Assets	4,321,700,339
Liabilities:
Collateral for securities loaned (Note 3)	506,296,373
Payables:	—
Investments purchased	14,983,176
Fund shares repurchased	5,896,226
Advisory fees	2,039,206
Transfer agent fees and expenses	654,881
12b-1 Distribution and shareholder servicing fees	229,524
Non-interested Trustees' deferred compensation fees	72,726
Fund administration fees	30,269
Non-interested Trustees' fees and expenses	29,706
Professional fees	7,476
Custodian fees	3,459
Accrued expenses and other payables	291,919
Total Liabilities	530,534,941
Net Assets	$3,791,165,398

See Notes to Financial Statements.

14	MARCH 31, 2016

Janus Global Life Sciences Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2016

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,728,138,247
Undistributed net investment income/(loss)	(14,623,995)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(87,381,922)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	165,033,068
Total Net Assets	$3,791,165,398
Net Assets - Class A Shares	$299,755,950
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,724,199
Net Asset Value Per Share(3)	$44.58
Maximum Offering Price Per Share(4)	$47.30
Net Assets - Class C Shares	$197,224,604
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,690,781
Net Asset Value Per Share(3)	$42.05
Net Assets - Class D Shares	$1,399,320,895
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	30,955,011
Net Asset Value Per Share	$45.20
Net Assets - Class I Shares	$369,455,702
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,164,747
Net Asset Value Per Share	$45.25
Net Assets - Class S Shares	$14,082,758
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	319,196
Net Asset Value Per Share	$44.12
Net Assets - Class T Shares	$1,511,325,489
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	33,543,971
Net Asset Value Per Share	$45.06

(1) Includes $479,341,461 of securities on loan. See Note 3 in Notes to Financial Statements.

(2) Includes $12,838,217 of securities on loan. See Note 3 in Notes to Financial Statements.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Global Life Sciences Fund

Statement of Operations (unaudited)

For the period ended March 31, 2016

Investment Income:
Dividends	$21,280,785
Affiliated securities lending income, net	2,765,412
Interest	409,186
Dividends from affiliates	85,977
Foreign tax withheld	(893,482)
Total Investment Income	23,647,878
Expenses:
Advisory fees	13,787,083
12b-1Distribution and shareholder servicing fees:
Class A Shares	422,582
Class C Shares	1,095,427
Class S Shares	17,712
Transfer agent administrative fees and expenses:
Class D Shares	927,802
Class S Shares	17,680
Class T Shares	2,217,283
Transfer agent networking and omnibus fees:
Class A Shares	163,908
Class C Shares	134,225
Class I Shares	201,829
Other transfer agent fees and expenses:
Class A Shares	19,266
Class C Shares	15,532
Class D Shares	139,856
Class I Shares	10,047
Class S Shares	142
Class T Shares	11,989
Shareholder reports expense	238,079
Registration fees	199,612
Fund administration fees	179,869
Custodian fees	103,086
Non-interested Trustees’ fees and expenses	65,830
Professional fees	42,861
Other expenses	293,212
Total Expenses	20,304,912
Less: Excess Expense Reimbursement	(34,147)
Net Expenses	20,270,765
Net Investment Income/(Loss)	3,377,113
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(50,250,650)
Investments in affiliates	(4,668,081)
Total Net Realized Gain/(Loss) on Investments	(54,918,731)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(361,151,488)
Total Change in Unrealized Net Appreciation/Depreciation	(361,151,488)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(412,693,106)

See Notes to Financial Statements.

16	MARCH 31, 2016

Janus Global Life Sciences Fund

Statements of Changes in Net Assets

	Period ended March 31, 2016 (unaudited)	Year ended September 30, 2015

Operations:
Net investment income/(loss)	$3,377,113	$(5,536,256)
Net realized gain/(loss) on investments	(54,918,731)	421,015,705
Change in unrealized net appreciation/depreciation	(361,151,488)	(155,633,627)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(412,693,106)	259,845,822
Dividends and Distributions to Shareholders:
Class A Shares	(903,223)	—
Class D Shares	(4,901,426)	—
Class I Shares	(1,637,492)	—
Class S Shares	(23,480)	—
Class T Shares	(4,518,344)	—
Total Dividends from Net Investment Income	(11,983,965)	—
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(30,440,671)	(12,343,389)
Class C Shares	(20,408,265)	(6,209,412)
Class D Shares	(135,732,987)	(131,584,676)
Class I Shares	(35,657,141)	(29,972,775)
Class S Shares	(1,229,229)	(515,373)
Class T Shares	(158,859,444)	(121,378,973)
Total Distributions from Net Realized Gain from Investment Transactions	(382,327,737)	(302,004,598)
Net Decrease from Dividends and Distributions to Shareholders	(394,311,702)	(302,004,598)
Capital Share Transactions:
Class A Shares	9,832,856	300,102,083
Class C Shares	24,088,152	190,919,741
Class D Shares	88,924,155	321,532,446
Class I Shares	(37,436,443)	235,589,123
Class S Shares	4,014,927	7,602,738
Class T Shares	(105,985,223)	978,320,624
Net Increase/(Decrease) from Capital Share Transactions	(16,561,576)	2,034,066,755
Net Increase/(Decrease) in Net Assets	(823,566,384)	1,991,907,979
Net Assets:
Beginning of period	4,614,731,782	2,622,823,803
End of period	$3,791,165,398	$4,614,731,782

Undistributed Net Investment Income/(Loss)	$(14,623,995)	$(6,017,143)

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Global Life Sciences Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014		2013	2012	2011
Net Asset Value, Beginning of Period	$53.74	$52.09	$42.09		$30.94	$22.72	$22.16
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.01(1)	(0.14)(1)	(0.12)(1)		0.09	0.05	(0.24)
Net realized and unrealized gain/(loss)	(4.43)	7.19	13.56		12.19	8.17	0.94
Total from Investment Operations	(4.42)	7.05	13.44		12.28	8.22	0.70
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	—	—		—	—	(0.14)
Distributions (from capital gains)	(4.60)	(5.40)	(3.44)		(1.13)	—	—
Total Dividends and Distributions	(4.74)	(5.40)	(3.44)		(1.13)	—	(0.14)
Net Asset Value, End of Period	$44.58	$53.74	$52.09		$42.09	$30.94	$22.72
Total Return*	(9.38)%	14.00%	34.20%		41.11%	36.18%	3.14%
Net Assets, End of Period (in thousands)	$299,756	$353,880	$75,566		$12,847	$3,324	$1,072
Average Net Assets for the Period (in thousands)	$338,066	$239,781	$36,354		$6,325	$1,801	$1,628
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.05%	1.04%	1.03%		1.04%	1.09%	1.07%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.05%	1.04%	1.03%		1.04%	1.09%	1.07%
Ratio of Net Investment Income/(Loss)	0.05%	(0.23)%	(0.25)%		(0.45)%	(0.42)%	(0.68)%
Portfolio Turnover Rate	21%	47%	52%		47%	50%	54%
				1

Class C Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$51.00	$50.02	$40.85	$30.30	$22.41	$21.97
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.17)(1)	(0.54)(1)	(0.47)(1)	0.34	(0.34)	(0.18)
Net realized and unrealized gain/(loss)	(4.18)	6.92	13.08	11.34	8.23	0.71
Total from Investment Operations	(4.35)	6.38	12.61	11.68	7.89	0.53
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	(0.09)
Distributions (from capital gains)	(4.60)	(5.40)	(3.44)	(1.13)	—	—
Total Dividends and Distributions	(4.60)	(5.40)	(3.44)	(1.13)	—	(0.09)
Net Asset Value, End of Period	$42.05	$51.00	$50.02	$40.85	$30.30	$22.41
Total Return*	(9.72)%	13.18%	33.13%	39.97%	35.21%	2.39%
Net Assets, End of Period (in thousands)	$197,225	$215,417	$41,251	$6,686	$510	$461
Average Net Assets for the Period (in thousands)	$215,496	$131,989	$19,533	$2,021	$456	$289
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.84%	1.76%	1.80%	1.83%	1.83%	1.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.84%	1.76%	1.80%	1.83%	1.83%	1.77%
Ratio of Net Investment Income/(Loss)	(0.73)%	(0.96)%	(1.04)%	(1.31)%	(1.16)%	(1.23)%
Portfolio Turnover Rate	21%	47%	52%	47%	50%	54%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	MARCH 31, 2016

Janus Global Life Sciences Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$54.41	$52.58	$42.39	$31.10	$22.83	$22.21
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.07(1)	(0.04)(1)	0.02(1)	0.06	(0.04)	(0.10)
Net realized and unrealized gain/(loss)	(4.51)	7.27	13.61	12.36	8.35	0.84
Total from Investment Operations	(4.44)	7.23	13.63	12.42	8.31	0.74
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	—	—	—	(0.04)	(0.12)
Distributions (from capital gains)	(4.60)	(5.40)	(3.44)	(1.13)	—	—
Redemption fees	N/A	N/A	N/A	N/A	—(2)	—(2)
Total Dividends and Distributions	(4.77)	(5.40)	(3.44)	(1.13)	(0.04)	(0.12)
Net Asset Value, End of Period	$45.20	$54.41	$52.58	$42.39	$31.10	$22.83
Total Return*	(9.31)%	14.24%	34.41%	41.36%	36.43%	3.32%
Net Assets, End of Period (in thousands)	$1,399,321	$1,601,161	$1,243,470	$846,769	$559,004	$421,225
Average Net Assets for the Period (in thousands)	$1,546,337	$1,635,538	$1,052,112	$664,124	$491,822	$455,425
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.84%	0.85%	0.84%	0.87%	0.90%	0.90%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.84%	0.85%	0.84%	0.87%	0.90%	0.90%
Ratio of Net Investment Income/(Loss)	0.27%	(0.07)%	0.03%	(0.24)%	(0.21)%	(0.45)%
Portfolio Turnover Rate	21%	47%	52%	47%	50%	54%

Class I Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$54.48	$52.66	$42.41	$31.09	$22.82	$22.22
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.08(1)	0.01(1)	(0.04)(1)	0.10	(0.01)	(0.11)
Net realized and unrealized gain/(loss)	(4.50)	7.21	13.73	12.35	8.32	0.86
Total from Investment Operations	(4.42)	7.22	13.69	12.45	8.31	0.75
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	—	—	—	(0.04)	(0.15)
Distributions (from capital gains)	(4.60)	(5.40)	(3.44)	(1.13)	—	—
Redemption fees	N/A	N/A	N/A	N/A	—(2)	—(2)
Total Dividends and Distributions	(4.81)	(5.40)	(3.44)	(1.13)	(0.04)	(0.15)
Net Asset Value, End of Period	$45.25	$54.48	$52.66	$42.41	$31.09	$22.82
Total Return*	(9.26)%	14.19%	34.55%	41.47%	36.49%	3.37%
Net Assets, End of Period (in thousands)	$369,456	$481,253	$255,398	$18,712	$7,392	$4,313
Average Net Assets for the Period (in thousands)	$420,595	$413,993	$104,365	$10,670	$5,822	$4,654
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.79%	0.78%	0.77%	0.77%	0.86%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.79%	0.78%	0.77%	0.77%	0.86%	0.87%
Ratio of Net Investment Income/(Loss)	0.30%	0.01%	(0.08)%	(0.17)%	(0.16)%	(0.45)%
Portfolio Turnover Rate	21%	47%	52%	47%	50%	54%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Global Life Sciences Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$53.23	$51.68	$41.85	$30.82	$22.66	$22.09
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.01)(1)	(0.21)(1)	(0.13)(1)	0.28	(0.23)	(0.20)
Net realized and unrealized gain/(loss)	(4.41)	7.16	13.40	11.88	8.39	0.85
Total from Investment Operations	(4.42)	6.95	13.27	12.16	8.16	0.65
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	—	—	—	—	(0.08)
Distributions (from capital gains)	(4.60)	(5.40)	(3.44)	(1.13)	—	—
Redemption fees	N/A	N/A	N/A	N/A	—(2)	—(2)
Total Dividends and Distributions	(4.69)	(5.40)	(3.44)	(1.13)	—	(0.08)
Net Asset Value, End of Period	$44.12	$53.23	$51.68	$41.85	$30.82	$22.66
Total Return*	(9.46)%	13.92%	33.97%	40.88%	36.01%	2.94%
Net Assets, End of Period (in thousands)	$14,083	$12,882	$6,146	$9,021	$161	$181
Average Net Assets for the Period (in thousands)	$14,144	$10,085	$11,077	$2,122	$199	$207
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.19%	1.21%	1.18%	1.20%	1.23%	1.24%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.18%	1.15%	1.16%	1.20%	1.23%	1.24%
Ratio of Net Investment Income/(Loss)	(0.03)%	(0.36)%	(0.27)%	(0.89)%	(0.52)%	(0.80)%
Portfolio Turnover Rate	21%	47%	52%	47%	50%	54%

Class T Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$54.23	$52.47	$42.34	$31.09	$22.81	$22.19
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.04(1)	(0.09)(1)	(0.04)(1)	0.03	(0.06)	(0.12)
Net realized and unrealized gain/(loss)	(4.48)	7.25	13.61	12.35	8.35	0.84
Total from Investment Operations	(4.44)	7.16	13.57	12.38	8.29	0.72
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	—	—	—	(0.01)	(0.10)
Distributions (from capital gains)	(4.60)	(5.40)	(3.44)	(1.13)	—	—
Redemption fees	N/A	N/A	N/A	N/A	—(2)	—(2)
Total Dividends and Distributions	(4.73)	(5.40)	(3.44)	(1.13)	(0.01)	(0.10)
Net Asset Value, End of Period	$45.06	$54.23	$52.47	$42.34	$31.09	$22.81
Total Return*	(9.32)%	14.12%	34.31%	41.24%	36.34%	3.26%
Net Assets, End of Period (in thousands)	$1,511,325	$1,950,138	$1,000,993	$485,819	$266,444	$203,916
Average Net Assets for the Period (in thousands)	$1,773,826	$1,741,793	$723,035	$328,041	$233,296	$232,934
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.94%	0.95%	0.93%	0.95%	0.98%	1.00%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.93%	0.95%	0.92%	0.94%	0.98%	1.00%
Ratio of Net Investment Income/(Loss)	0.15%	(0.15)%	(0.08)%	(0.32)%	(0.28)%	(0.56)%
Portfolio Turnover Rate	21%	47%	52%	47%	50%	54%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

20	MARCH 31, 2016

Janus Global Life Sciences Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Global Life Sciences Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-

Janus Investment Fund	21

Janus Global Life Sciences Fund

Notes to Financial Statements (unaudited)

dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under ASC 820. These are categorized as Level 3 in the hierarchy.

Assets categorized as Level 3 in the hierarchy have been fair valued as follows: 1) based on recent transactions; 2) at cost; 3) at cost adjusted by a corporate action.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2016 to fair value the Fund’s investments in

22	MARCH 31, 2016

Janus Global Life Sciences Fund

Notes to Financial Statements (unaudited)

securities and other financial instruments is included in the “Valuation Inputs Summary” and "Level 3 Valuation Reconciliation of Assets" in the Notes to Schedule of Investments and Other Information.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $565,246,644 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Financial assets of $7,999,998 were transferred out of Level 3 to Level 2 since certain security’s prices were determined using other significant observable inputs at the end of the current period and significant unobservable inputs at the end of the prior fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company

Janus Investment Fund	23

Janus Global Life Sciences Fund

Notes to Financial Statements (unaudited)

taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2016 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a

24	MARCH 31, 2016

Janus Global Life Sciences Fund

Notes to Financial Statements (unaudited)

reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended March 31, 2016, the average ending monthly currency value amounts on sold forward currency contracts is $78,275,881. There were no forward currency contracts held at March 31, 2016.

Janus Investment Fund	25

Janus Global Life Sciences Fund

Notes to Financial Statements (unaudited)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2016.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended March 31, 2016

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Investments and foreign currency transactions	$ 2,798,517

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Investments, foreign currency translations and non-interested Trustees' deferred compensation	$ (514,040)

Please see the Fund’s Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings

26	MARCH 31, 2016

Janus Global Life Sciences Fund

Notes to Financial Statements (unaudited)

by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future.One or more countries may abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

Janus Investment Fund	27

Janus Global Life Sciences Fund

Notes to Financial Statements (unaudited)

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets
Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Deutsche Bank AG	$ 492,179,678	$ -	$ (492,179,678)	$ -

(a) Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally

28	MARCH 31, 2016

Janus Global Life Sciences Fund

Notes to Financial Statements (unaudited)

subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of March 31, 2016, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $492,179,678 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of March 31, 2016 is $506,296,373, resulting in the net amount due to the counterparty of $14,116,695.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64%.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services

Janus Investment Fund	29

Janus Global Life Sciences Fund

Notes to Financial Statements (unaudited)

provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $367,532 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2016. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be

30	MARCH 31, 2016

Janus Global Life Sciences Fund

Notes to Financial Statements (unaudited)

deferred until distributed in accordance with the Deferred Plan. Deferred fees of $92,975 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2016.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2016 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2016, Janus Distributors retained upfront sales charges of $139,549.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended March 31, 2016, redeeming shareholders of Class A Shares paid CDSCs of $39,911 to Janus Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2016, redeeming shareholders of Class C Shares paid CDSCs of $74,764.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended March 31, 2016, the Fund engaged in cross trades amounting to $4,323,747 in purchases and $4,038,150 in sales, resulting in a net realized loss of $1,672,550. The net realized loss is included in “Investments and foreign currency transactions” within the “Net Realized and Unrealized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2016 are noted below.

Janus Investment Fund	31

Janus Global Life Sciences Fund

Notes to Financial Statements (unaudited)

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 4,202,249,233	$447,676,041	$(352,792,663)	$ 94,883,378

6. Capital Share Transactions

	Period ended March 31, 2016		Year ended September 30, 2015
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	1,627,694	$ 81,806,568	5,962,665	$ 349,587,538
Reinvested dividends and distributions	549,836	28,217,574	205,328	10,553,872
Shares repurchased	(2,038,342)	(100,191,286)	(1,033,742)	(60,039,327)
Net Increase/(Decrease)	139,188	$ 9,832,856	5,134,251	$ 300,102,083
Class C Shares:
Shares sold	838,901	$ 40,416,760	3,563,213	$ 200,710,012
Reinvested dividends and distributions	340,175	16,501,876	107,038	5,251,289
Shares repurchased	(711,807)	(32,830,484)	(271,355)	(15,041,560)
Net Increase/(Decrease)	467,269	$ 24,088,152	3,398,896	$ 190,919,741
Class D Shares:
Shares sold	1,807,978	$ 92,241,741	6,718,712	$ 392,240,768
Reinvested dividends and distributions	2,656,240	138,151,026	2,497,104	129,724,525
Shares repurchased	(2,937,198)	(141,468,612)	(3,437,092)	(200,432,847)
Net Increase/(Decrease)	1,527,020	$ 88,924,155	5,778,724	$ 321,532,446
Class I Shares:
Shares sold	2,567,374	$ 128,967,766	6,891,207	$ 411,724,895
Reinvested dividends and distributions	595,592	31,000,568	299,659	15,597,243
Shares repurchased	(3,831,122)	(197,404,777)	(3,207,946)	(191,733,015)
Net Increase/(Decrease)	(668,156)	$ (37,436,443)	3,982,920	$ 235,589,123
Class S Shares:
Shares sold	142,909	$ 7,246,208	258,822	$ 14,949,153
Reinvested dividends and distributions	24,655	1,252,709	10,084	513,583
Shares repurchased	(90,391)	(4,483,990)	(145,801)	(7,859,998)
Net Increase/(Decrease)	77,173	$ 4,014,927	123,105	$ 7,602,738
Class T Shares:
Shares sold	5,081,735	$ 259,727,821	24,500,419	$1,437,018,221
Reinvested dividends and distributions	3,093,207	160,382,807	2,292,216	118,782,620
Shares repurchased	(10,588,362)	(526,095,851)	(9,912,600)	(577,480,217)
Net Increase/(Decrease)	(2,413,420)	$(105,985,223)	16,880,035	$ 978,320,624

7. Purchases and Sales of Investment Securities

For the period ended March 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$882,612,230	$1,236,320,142	$ -	$ -

32	MARCH 31, 2016

Janus Global Life Sciences Fund

Notes to Financial Statements (unaudited)

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2016 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	33

Janus Global Life Sciences Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2015, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2016 through January 1 or February 1, 2017, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee

34	MARCH 31, 2016

Janus Global Life Sciences Fund

Additional Information (unaudited)

for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2015, approximately 70% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2015, approximately 61% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Janus Investment Fund	35

Janus Global Life Sciences Fund

Additional Information (unaudited)

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

36	MARCH 31, 2016

Janus Global Life Sciences Fund

Additional Information (unaudited)

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and INTECH had taken or were taking to improve performance.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and in the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Janus Investment Fund	37

Janus Global Life Sciences Fund

Additional Information (unaudited)

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

38	MARCH 31, 2016

Janus Global Life Sciences Fund

Additional Information (unaudited)

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers,

Janus Investment Fund	39

Janus Global Life Sciences Fund

Additional Information (unaudited)

was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 14% below the mean total expenses of their respective Broadridge Expense Group peers and 24% below the mean total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 19% below the mean for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the mean total expenses for its Broadridge Expense Group peers and to mean total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) by one estimation methodology, the fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to the estimated fee margins in the industry and relative to estimated fee margins of fund managers using Janus Capital as a subadviser.

The Trustees considered the fees for each Fund for its fiscal year ended in 2014, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

40	MARCH 31, 2016

Janus Global Life Sciences Fund

Additional Information (unaudited)

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

Janus Investment Fund	41

Janus Global Life Sciences Fund

Additional Information (unaudited)

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for one share class. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

42	MARCH 31, 2016

Janus Global Life Sciences Fund

Additional Information (unaudited)

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

Janus Investment Fund	43

Janus Global Life Sciences Fund

Additional Information (unaudited)

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services

44	MARCH 31, 2016

Janus Global Life Sciences Fund

Additional Information (unaudited)

provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant provided an analysis of economies of scale, which included discussion of analysis from prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 85% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 80% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	45

Janus Global Life Sciences Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

46	MARCH 31, 2016

Janus Global Life Sciences Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

Janus Investment Fund	47

Janus Global Life Sciences Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

48	MARCH 31, 2016

Janus Global Life Sciences Fund

Notes

NotesPage1

Janus Investment Fund	49

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0516-1651				125-24-93043 05-16

50	MARCH 31, 2016

SEMIANNUAL REPORT March 31, 2016

Janus Global Real Estate Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Global Real Estate Fund

Janus Global Real Estate Fund (unaudited)

FUND SNAPSHOT

We believe global real estate investments can be a long-term source of wealth creation through attractive current income and substantial capital appreciation over time. We use intensive fundamental research in an effort to uncover companies with prime assets in strategic locations that practice disciplined capital allocation and show a clear ability to create value.

Patrick Brophy portfolio manager

PERFORMANCE

For the six-month period ending March 31, 2016, the Janus Global Real Estate Fund’s Class I shares returned 5.97%, while its benchmark, the FTSE/EPRA NAREIT Global Index, returned 10.20%.

INVESTMENT ENVIRONMENT

At the onset of the period, we referenced baseball great Yogi Berra in stating “It's like deja-vu all over again.” Fast forward six months and the sentiment still applies. So, what’s the same? Well, it was another crazy-volatile, topsy-turvy period, especially over the past three months. The winter looked fairly bleak for a while, but ultimately ended well. If you’ve been unplugged from the markets and are just now taking a look at results, you’re likely thinking the gains in the real estate sector suggest a very positive and fairly straightforward semiannual period. Better think again, at least on the latter point. The sector, along with the broader market, actually tumbled into the new year, after having recovered from its August downswing. The sector bounced downward until settling at its low for the first quarter in mid-February, down nearly 10%. But it didn’t stay there long, setting off on a rapid ascent through the end of the period, culminating in a significant swing between lows and highs. That’s volatility!

We’re not going to dwell on the cause for the violent turn upward because it’s frankly a subject we’re quite weary of discussing – and we suspect you’re very tired of hearing about. That’s right, it was yet another dovish pronouncement from the U.S. Federal Reserve (Fed) that turned the tide. Surprise, surprise, global equity markets start to look a little dicey and a central bank steps in to sound the all clear. Fed backers call it a prudent strategy of data-dependence. Skeptics are more apt to dub it the Yellen put, or just plain moving the goal posts (mind you, the same thing is going on in Europe and Japan). Count us in the skeptics’ camp. As we’ve said on multiple occasions, at some point the economy has to stand on its own two feet, and our view remains that the severity of the unintended consequences that will inevitably arise from this protracted period of zero (or near zero … or negative) interest rates only increases the longer these policies are kept in place.

Selfishly, we’re particularly interested in seeing some sort of normalization, as we don’t think markets focused myopically on rates provide a favorable backdrop for stock picking. It’s just more of the risk-on/risk-off trade that seems to have prevailed for at least the last year. Here’s hoping that we don’t feel obliged to discuss any central banks in next quarter’s commentary.

PERFORMANCE DISCUSSION

Real estate stocks largely outperformed global equities over the period. The strongest performance was registered in previously hard hit Brazil, along with Indonesia and Taiwan. Only two countries within the benchmark – India and the UK – recorded returns lower than -10%. On a sector basis, homebuilding and specialized REITS registered the strongest returns, while the only market segment to finish in negative territory was diversified real estate activity.

Within the Fund, overweights to Cyprus and India weighed on relative performance. An underweight to Hong Kong and a zero weighting to benchmark component South Africa aided results. Security selection within the U.S. detracted, as it did on Hong Kong. The strongest stock selection was concentrated in Japan and Cyprus. On an absolute basis, casinos and gaming and diversified metals and mining – neither of which are represented in the benchmark – were the strongest sectors within the portfolio. Leisure facilities and real estate development were the lowest returning sectors. Relative to the benchmark, real estate services and real estate development weighed most upon results. Real estate operating companies and casinos and gaming were responsible for the highest relative contribution.

Janus Investment Fund	1

Janus Global Real Estate Fund (unaudited)

Three companies that detracted from performance were NorthStar Realty, ClubCorp and St. Joe Co. NorthStar is a U.S.-based REIT involved in real estate lending/private equity and the ownership of commercial properties, the bulk of which are health care facilities, hotels or manufactured housing communities. We believe the company has been overly punished for the external management structure that resulted from the recent spin-off of its asset management group, and we are pleased that a strategic review is underway to determine how to close the significant discount to net asset value reflected in the current stock price.

ClubCorp is one of the largest owners and managers of private golf, business, and sports/alumni clubs in North America. We believe the company has executed well on acquisitions, and think the opportunities for further external growth are abundant, as the ownership of private golf clubs remains very fragmented and there are very few large owners. Nearly half the company’s revenues come from recurring membership dues; it serves the “mass affluent” demographic, which tends to be more resilient; and it has a good track record when it comes to improving profitability at its acquired properties.

St. Joe is a real estate development company that owns approximately 180,000 acres in Northwest Florida. It has been restructuring its operations to help maximize the value of its existing land holdings. We believe the current book value understates the actual value of that land, and we think that view gained significant traction this past year with the company completing a major sale of non-coastal acreage at what we consider attractive pricing. St. Joe now has approximately $700 million of cash on its balance sheet, and a land bank that we believe is poised to generate attractive development returns as economic growth picks up in the region.

Aroundtown Properties, ADO Properties and Kenedix Retail were among the Fund’s strongest performers. Aroundtown is a specialist real estate company that invests in value-add, income-generating properties, primarily in Germany. We believe it has a proven business model predicated on operational excellence, off-market acquisitions, and a focus on high-barrier-to-entry markets. We also like its conservative financial profile, and view it as a defensive investment opportunity that provides direct exposure to both an existing portfolio with strong cash flow and a compelling acquisition pipeline.

ADO is a large owner of rental apartments in Berlin. As such, we expect it to benefit from a lack of new residential supply coupled with positive net migration. ADO’s portfolio is predominately high-quality units located in prime, city-center locations, and we anticipate its growth will be fueled by strategic redevelopment opportunities and one-off acquisitions at prices well below replacement cost.

Kenedix – a Japanese REIT – appears set up well to outperform given a strong acquisition pipeline and an attractive cost of capital. Catalysts could include more acquisitions, a credit upgrade, and/or getting added to the EPRA NAREIT index. The company’s dividend yield remains well above the JREIT average, which we believe is largely due to its small size, lack of track record, and investor skepticism surrounding its neighborhood retail property type. While it might take some time, we’re confident that Kenedix will continue to rerate on the back of better growth from acquisitions.

As always, we continue to seek out opportunistic investments, concentrating on the key characteristics of our long-established investment philosophy: focused businesses, disciplined allocation of capital, compelling valuation, high barrier-to-entry markets, attractive/irreplaceable real estate assets, development expertise and quality management.

For the period, the Fund’s use of options on underlying securities generated positive returns. Please see the Derivative Instruments section in the “Notes to Financial Statements” for additional discussion of derivatives used by the Fund.

OUTLOOK

It’s hard to believe, and more than a little frustrating, that eight years on from the financial crisis we’re still looking at a global economy that can’t seem to find its footing. Even worse, markets still appear stuck hanging on every last word out of central banks, ready to plummet on any hint of even the slightest closing of the liquidity valve. Are things so tenuous that we still need rates at, or near, zero? Do we really understand the potential ramifications of negative rates in Japan and much of Europe? The Bank of Japan certainly seemed to be taken off guard when the yen strengthened after they took rates negative.

Given these concerns, it’s probably not surprising that we find it hard to envision an end to the debt woes, currency volatility, and policy missteps that we see as major impediments to hitting the escape velocity needed to spur a lasting global recovery. This brings us back to another, more positive, issue that we’ve been harping on in these commentaries over the last several years: Our ability to

2	MARCH 31, 2016

Janus Global Real Estate Fund (unaudited)

take comfort in the fact that we invest in a sector with clear defensive qualities – long-term leases, transparent cash flows, conservative leverage, inflation hedging, etc. Our base case continues to be that the investment environment will remain choppy and challenging, and that short-term market moves will likely be dictated by country-specific and policy-driven issues. Longer term, we’re more bullish, convinced that factors ranging from demographic trends and investment objectives to growth prospects and an ongoing favorable supply-demand equation in many markets will over time generate solid returns for what is rapidly becoming a more mature and innovative asset class.

Thank you for your continued investment in Janus Global Real Estate Fund.

Janus Investment Fund	3

Janus Global Real Estate Fund (unaudited)

Fund At A Glance

March 31, 2016

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Aroundtown Property Holdings PLC	0.89%	NorthStar Realty Finance Corp.	-0.44%
	Las Vegas Sands Corp.	0.54%	ClubCorp Holdings, Inc.	-0.35%
	ADO Properties SA	0.53%	Countrywide PLC	-0.29%
	Kenedix Retail REIT Corp.	0.49%	Hang Lung Properties, Ltd.	-0.27%
	Simon Property Group, Inc.	0.49%	St Joe Co.	-0.26%

	4 Top Performers - Sectors*
			Fund Weighting	FTSE EPRA/NAREIT Global Index
		Fund Contribution	(Average % of Equity)	Weighting
	Information Technology	0.22%	1.37%	0.00%
	Utilities	0.09%	1.21%	0.00%
	Energy	0.02%	0.68%	0.00%
	Materials	0.01%	0.03%	0.00%

	5 Bottom Performers - Sectors*
			Fund Weighting	FTSE EPRA/NAREIT Global Index
		Fund Contribution	(Average % of Equity)	Weighting
	Financials	-2.96%	86.76%	99.55%
	Other**	-0.46%	3.44%	0.06%
	Health Care	-0.19%	0.87%	0.16%
	Industrials	-0.16%	0.66%	0.00%
	Consumer Discretionary	-0.05%	4.98%	0.23%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

4	MARCH 31, 2016

Janus Global Real Estate Fund (unaudited)

Fund At A Glance

March 31, 2016

5 Largest Equity Holdings - (% of Net Assets)
Kennedy-Wilson Holdings, Inc.
Real Estate Management & Development	3.7%
Simon Property Group, Inc.
Real Estate Investment Trusts (REITs)	3.7%
Aroundtown Property Holdings PLC
Real Estate Management & Development	3.6%
American Tower Corp.
Real Estate Investment Trusts (REITs)	3.2%
Chatham Lodging Trust
Real Estate Investment Trusts (REITs)	3.0%
17.2%

Asset Allocation - (% of Net Assets)
Common Stocks	94.3%
Investment Companies	13.4%
Corporate Bonds	0.3%
OTC Purchased Options – Calls	0.0%
Securities Sold Short	(1.2)%
Other	(6.8)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2016	As of September 30, 2015

Janus Investment Fund	5

Janus Global Real Estate Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2016					per the January 28, 2016 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	5.83%	-3.61%	5.98%	4.19%	1.27%
Class A Shares at MOP	-0.27%	-9.12%	4.73%	3.46%
Class C Shares at NAV	5.32%	-4.35%	5.20%	3.49%	2.07%
Class C Shares at CDSC	4.33%	-5.25%	5.20%	3.49%
Class D Shares(1)	5.90%	-3.53%	6.19%	3.23%	1.13%
Class I Shares	5.97%	-3.42%	6.31%	4.47%	1.02%
Class S Shares	5.70%	-3.79%	5.87%	4.06%	1.44%
Class T Shares	5.89%	-3.55%	6.18%	3.67%	1.18%
FTSE EPRA/NAREIT Global Index	10.20%	0.59%	7.49%	2.63%
Morningstar Quartile - Class I Shares	-	4th	3rd	1st
Morningstar Ranking - based on total returns for Global Real Estate Funds	-	208/257	131/198	8/162

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

6	MARCH 31, 2016

Janus Global Real Estate Fund (unaudited)

Performance

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility, lower liquidity and differing financial and information reporting standards, all of which are magnified in emerging markets.

Real Estate Investment Trusts (REITs) may be subject to additional risks, including interest rate, management, tax, economic, environmental and concentration risks.

Investments in derivatives can be highly volatile and involve additional risks than if the underlying securities were held directly. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives' original cost. There is also a possibility that derivatives may not perform as intended, which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of Janus Adviser Global Real Estate Fund (“the predecessor fund”) into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the predecessor fund respectively, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class D Shares, without the effect of any fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2016 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*The predecessor Fund’s inception date – November 28, 2007

(1) Closed to certain new investors.

Janus Investment Fund	7

Janus Global Real Estate Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/15)	Ending Account Value (3/31/16)	Expenses Paid During Period (10/1/15 - 3/31/16)†	Beginning Account Value (10/1/15)	Ending Account Value (3/31/16)	Expenses Paid During Period (10/1/15 - 3/31/16)†	Net Annualized Expense Ratio (10/1/15 - 3/31/16)
Class A Shares	$1,000.00	$1,058.30	$6.74	$1,000.00	$1,018.45	$6.61	1.31%
Class C Shares	$1,000.00	$1,053.20	$10.68	$1,000.00	$1,014.60	$10.48	2.08%
Class D Shares	$1,000.00	$1,059.00	$5.92	$1,000.00	$1,019.25	$5.81	1.15%
Class I Shares	$1,000.00	$1,059.70	$5.41	$1,000.00	$1,019.75	$5.30	1.05%
Class S Shares	$1,000.00	$1,057.00	$7.51	$1,000.00	$1,017.70	$7.36	1.46%
Class T Shares	$1,000.00	$1,058.90	$6.13	$1,000.00	$1,019.05	$6.01	1.19%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	MARCH 31, 2016

Janus Global Real Estate Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares/Principal/ Contract Amounts		Value
Corporate Bonds – 0.3%
Real Estate Investment Trusts (REITs) – 0.3%
Consolidated-Tomoka Land Co., 4.5000%, 3/15/20 (144A)§ (cost $653,000)	$653,000	$604,025
Common Stocks – 94.3%
Capital Markets – 1.4%
NorthStar Asset Management Group, Inc., New York	115,264	1,308,246
Tricon Capital Group, Inc.	304,653	2,118,448
		3,426,694
Electric Utilities – 1.3%
Brookfield Infrastructure Partners LP	79,951	3,368,336
Health Care Providers & Services – 0.8%
Capital Senior Living Corp.*,†	114,385	2,118,410
Hotels, Restaurants & Leisure – 1.3%
ClubCorp Holdings, Inc.	121,682	1,708,415
Crown Resorts, Ltd.	150,713	1,439,212
		3,147,627
Household Durables – 2.7%
Countryside Properties PLC*	399,288	1,347,435
First Juken Co., Ltd.	51,400	612,525
New Home Co., Inc.*,†	395,148	4,844,514
PDG Realty SA Empreendimentos e Participacoes*	8,716	10,959
		6,815,433
Industrial Conglomerates – 0.6%
Shun Tak Holdings, Ltd.	4,644,000	1,538,601
Information Technology Services – 1.7%
InterXion Holding NV*	125,860	4,352,239
Metals & Mining – 0%
Copper Mountain Mining Corp.*	228,787	89,852
Oil, Gas & Consumable Fuels – 0.8%
Hoegh LNG Partners LP#	111,088	1,936,264
Real Estate Investment Trusts (REITs) – 51.3%
AIMS AMP Capital Industrial REIT	3,664,261	3,630,270
Alexandria Real Estate Equities, Inc.	15,009	1,364,168
American Assets Trust, Inc.	32,505	1,297,600
American Tower Corp.†	80,065	8,196,254
Armada Hoffler Properties, Inc.†	357,439	4,021,189
Ascott Residence Trust	3,482,800	2,765,563
Astro Japan Property Group	770,633	3,726,774
AvalonBay Communities, Inc.	14,072	2,676,494
Boston Properties, Inc.	26,492	3,366,603
Camden Property Trust	40,081	3,370,411
Charter Hall Group	351,865	1,251,267
Chatham Lodging Trust	356,236	7,634,137
Colony Capital, Inc.- Class A	107,735	1,806,716
Colony Starwood Homes#	59,167	1,464,383
Colony Starwood Homesß	12,708	283,071
Concentradora Fibra Danhos SA de CV	955,358	1,988,831
Concentradora Fibra Hotelera Mexicana SA de CV	1,583,213	1,445,384
Cromwell Property Group	1,569,741	1,251,173
DuPont Fabros Technology, Inc.	33,386	1,353,135
Equinix, Inc.	10,216	3,378,533
Gramercy Property Trust#	378,755	3,200,480
Great Portland Estates PLC	155,771	1,628,440
Invincible Investment Corp.	5,464	4,098,121
Kenedix Retail REIT Corp.	2,151	5,216,457
Kite Realty Group Trust	58,617	1,624,277
Lamar Advertising Co. - Class A	21,653	1,331,659
Land Securities Group PLC	136,696	2,161,209
Lexington Realty Trust#	525,509	4,519,377
Mack-Cali Realty Corp.	72,920	1,713,620
Mirvac Group	2,274,241	3,372,667

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Global Real Estate Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares/Principal/ Contract Amounts		Value
Common Stocks – (continued)
Real Estate Investment Trusts (REITs) – (continued)
Mori Hills REIT Investment Corp.	1,824	$2,698,800
National Storage REIT	2,206,436	2,722,534
NorthStar Realty Europe Corp.	50,080	580,928
NorthStar Realty Finance Corp.#	280,810	3,684,227
OneREIT	37,814	99,296
Pebblebrook Hotel Trust#	85,683	2,490,805
Post Properties, Inc.†	35,456	2,118,141
Prologis Property Mexico SA de CV*	1,229,212	1,952,644
Prologis, Inc.	38,594	1,705,083
Pure Industrial Real Estate Trust	362,213	1,327,687
QTS Realty Trust, Inc. - Class A	24,551	1,163,226
Ramco-Gershenson Properties Trust	113,093	2,039,067
Simon Property Group, Inc.†	44,513	9,244,905
Starwood Property Trust, Inc.	174,519	3,303,645
Terreno Realty Corp.	111,923	2,624,594
Unibail-Rodamco SE	5,953	1,637,639
Ventas, Inc.	60,764	3,825,701
WP Glimcher, Inc.	122,220	1,159,868
		129,517,053
Real Estate Management & Development – 32.4%
ADO Properties SA (144A)	129,314	4,434,195
Arealink Co., Ltd.	14,977	16,104
Aroundtown Property Holdings PLC*	1,847,859	9,187,053
Atrium European Real Estate, Ltd.*	1,045,234	4,169,187
Brookfield Asset Management, Inc. - Class A (U.S. Shares)	81,952	2,851,110
CapitaLand, Ltd.	2,318,600	5,282,450
CBRE Group, Inc. - Class A*	52,180	1,503,828
Colony American Homes Holdings III LP§	130,827	687,823
Corp. Inmobiliaria Vesta SAB de CV	442,206	662,011
Countrywide PLC	342,343	1,895,624
CSI Properties, Ltd.	71,810,000	2,036,612
Cyrela Commercial Properties SA Empreendimentos e Participacoes	130,500	323,074
Daiwa House Industry Co., Ltd.	45,100	1,268,876
Global Logistic Properties, Ltd.	1,058,230	1,511,757
Hang Lung Properties, Ltd.	1,961,000	3,746,506
Hysan Development Co., Ltd.	179,000	762,650
Iguatemi Empresa de Shopping Centers SA	124,300	854,022
ISARIA Wohnbau AG*	639,135	2,690,421
Kennedy Wilson Europe Real Estate PLC	421,072	7,080,550
Kennedy-Wilson Holdings, Inc.†,#	426,615	9,277,386
LEG Immobilien AG*	22,778	2,147,010
Mitsubishi Estate Co., Ltd.	149,000	2,768,013
Mitsui Fudosan Co., Ltd.	45,000	1,122,901
Phoenix Mills, Ltd.	325,584	1,476,541
Prestige Estates Projects, Ltd.	520,845	1,358,794
Primecity Investment PLC*	604,651	2,510,866
Savills PLC	97,004	1,058,661
St Joe Co.*	341,640	5,859,126
Sun Hung Kai Properties, Ltd.	6,750	82,536
Wharf Holdings, Ltd.	564,080	3,083,239
		81,708,926
Total Common Stocks (cost $234,636,200)		238,019,435
Investment Companies – 13.4%
Investments Purchased with Cash Collateral from Securities Lending – 8.3%
Janus Cash Collateral Fund LLC, 0.4107%ºº,£	20,899,222	20,899,222
Money Markets – 5.1%
Janus Cash Liquidity Fund LLC, 0.3874%ºº,£	13,009,215	13,009,215
Total Investment Companies (cost $33,908,437)		33,908,437

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2016

Janus Global Real Estate Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares/Principal/ Contract Amounts		Value
OTC Purchased Options – Calls – 0%
Counterparty/Reference Asset
UBS AG:
NorthStar Asset Management Group, Inc., New York,
exercise price $12.50, expires April 2016* (premiums paid $164,456)	2,696	$43,491
Total Investments (total cost $269,362,093) – 108.0%		272,575,388
Securities Sold Short – (1.2)%
Common Stocks Sold Short – (1.2)%
Real Estate Investment Trusts (REITs) – (1.2)%
PS Business Parks, Inc. (cost $2,937,210)	29,620	(2,977,106)
Liabilities, net of Cash, Receivables and Other Assets – (6.8)%		(17,161,323)
Net Assets – 100%		$252,436,959

Summary of Investments by Country - (Long Positions) (unaudited)

		% of Investment Securities

Country	Value
United States	$148,405,998	54.5%
Germany	20,969,545	7.7
Japan	17,801,797	6.5
United Kingdom	15,171,919	5.6
Australia	13,763,627	5.1
Singapore	13,190,040	4.8
Hong Kong	11,250,144	4.1
Canada	9,854,729	3.6
Mexico	6,048,870	2.2
Netherlands	4,352,239	1.6
Austria	4,169,187	1.5
India	2,835,335	1.1
Norway	1,936,264	0.7
France	1,637,639	0.6
Brazil	1,188,055	0.4

Total	$272,575,388	100.0%

Summary of Investments by Country - (Short Positions) (unaudited)
		% of Securities Sold Short

Country	Value
United States	$(2,977,106)	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Global Real Estate Fund

Schedule of Investments (unaudited)

March 31, 2016

Schedule of OTC Written Options
Counterparty	Reference Asset	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value

Written Put Options:
Credit Suisse International	Equity Residential	600	$57.00	4/16	$53,400	$53,365	$(35)
Goldman Sachs International	Equinix, Inc.	113	270.00	4/16	39,550	38,341	(1,209)
Goldman Sachs International	Simon Property Group, Inc.	295	155.00	4/16	75,225	74,878	(347)
UBS AG	NorthStar Asset Management Group, Inc., New York	2,696	10.00	4/16	212,984	181,413	(31,571)
Total		3,704			$381,159	$347,997	$(33,162)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	MARCH 31, 2016

Janus Global Real Estate Fund

Notes to Schedule of Investments and Other Information (unaudited)

FTSE EPRA/NAREIT Global Index

A global market capitalization weighted index composed of listed real estate securities in the North American, European, Asian, and South American real estate markets including both developed and emerging markets.

LLC	Limited Liability Company
LP	Limited Partnership
OTC	Over-the-Counter
PLC	Public Limited Company
U.S. Shares	Securities of foreign companies trading on an American stock exchange.

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2016 is $5,038,220, which represents 2.0% of net assets.

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of March 31, 2016, is $26,060,691.

ß	Security is illiquid.

ºº	Rate shown is the 7-day yield as of March 31, 2016.

#	Loaned security; a portion of the security is on loan at March 31, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2016. Unless otherwise indicated, all information in the table is for the period ended March 31, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/15	Purchases	Sales	at 3/31/16	Gain/(Loss)	Income	at 3/31/16

Janus Cash Collateral Fund LLC	10,139,613	34,853,345	(24,093,736)	20,899,222	$—	$20,929(1)	$20,899,222
Janus Cash Liquidity Fund LLC	—	50,377,048	(37,367,833)	13,009,215	—	9,677	13,009,215

Total					$—	$30,606	$33,908,437
(1) Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted and Illiquid Securities (as of March 31, 2016)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Colony American Homes Holdings III LP	1/30/13	$1,310,000	$687,823	0.3%
Consolidated-Tomoka Land Co., 4.5000%, 3/15/20 (144A)	3/6/15	653,000	604,025	0.2
Total		$1,963,000	$1,291,848	0.5%

The Fund has registration rights for certain restricted securities held as of March 31, 2016. The issuer incurs all registration costs.

Janus Investment Fund	13

Janus Global Real Estate Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of March 31, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Corporate Bonds	$ -	$ 604,025	$ -
Common Stocks
Real Estate Investment Trusts (REITs)	129,233,982	283,071	-
Real Estate Management & Development	81,021,103	-	687,823
All Other	26,793,456	-	-
Investment Companies	-	33,908,437	-
OTC Purchased Options – Calls	-	43,491	-
Total Assets	$ 237,048,541	$ 34,839,024	$ 687,823
Liabilities
Investments in Securities Sold Short:
Common Stocks	$ 2,977,106	$ -	$ -
Other Financial Instruments(a):
Options Written, at Value	$ -	$ 33,162	$ -
Total Liabilities	$ 2,977,106	$ 33,162	$ -

(a) Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

14	MARCH 31, 2016

Janus Global Real Estate Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2016

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$269,362,093
Unaffiliated investments, at value(1)	238,666,951
Affiliated investments, at value	33,908,437
Cash	35,430
Restricted cash (Note 1)	60,000
Deposits with brokers for short sales	2,937,210
Cash denominated in foreign currency(2)	152,827
Non-interested Trustees' deferred compensation	4,846
Receivables:
Dividends	1,055,999
Investments sold	220,965
Fund shares sold	128,282
Foreign tax reclaims	8,938
Dividends from affiliates	3,580
Interest	1,306
Other assets	7,954
Total Assets	277,192,725
Liabilities:
Collateral for securities loaned (Note 3)	20,899,222
Short sales, at value(3)	2,977,106
Options written, at value(4)	33,162
Payables:	—
Fund shares repurchased	517,100
Advisory fees	146,734
Transfer agent fees and expenses	47,357
Dividends	28,135
Professional fees	17,342
12b-1 Distribution and shareholder servicing fees	11,466
Non-interested Trustees' deferred compensation fees	4,846
Fund administration fees	1,979
Non-interested Trustees' fees and expenses	1,668
Custodian fees	654
Accrued expenses and other payables	68,995
Total Liabilities	24,755,766
Net Assets	$252,436,959

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Global Real Estate Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2016

Net Assets Consist of:
Capital (par value and paid-in surplus)	$253,956,613
Undistributed net investment income/(loss)	(6,032,642)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	984,930
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	3,528,058
Total Net Assets	$252,436,959
Net Assets - Class A Shares	$19,541,768
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,881,619
Net Asset Value Per Share(5)	$10.39
Maximum Offering Price Per Share(6)	$11.02
Net Assets - Class C Shares	$8,163,189
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	793,880
Net Asset Value Per Share(5)	$10.28
Net Assets - Class D Shares	$38,277,490
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,655,735
Net Asset Value Per Share	$10.47
Net Assets - Class I Shares	$109,738,955
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	10,492,963
Net Asset Value Per Share	$10.46
Net Assets - Class S Shares	$3,597,430
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	346,336
Net Asset Value Per Share	$10.39
Net Assets - Class T Shares	$73,118,127
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,991,151
Net Asset Value Per Share	$10.46

(1) Includes $18,833,721 of securities on loan. See Note 3 in Notes to Financial Statements.

(2) Includes cost of $152,827.

(3) Proceeds $2,937,210.

(4) Premiums received $381,159.

(5) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(6) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

16	MARCH 31, 2016

Janus Global Real Estate Fund

Statement of Operations (unaudited)

For the period ended March 31, 2016

Investment Income:
Dividends	$2,903,338
Affiliated securities lending income, net	20,929
Interest	14,693
Dividends from affiliates	9,677
Other income	70
Foreign tax withheld	(112,965)
Total Investment Income	2,835,742
Expenses:
Advisory fees	1,012,295
12b-1Distribution and shareholder servicing fees:
Class A Shares	29,383
Class C Shares	40,756
Class S Shares	4,022
Transfer agent administrative fees and expenses:
Class D Shares	23,087
Class S Shares	4,022
Class T Shares	99,645
Transfer agent networking and omnibus fees:
Class A Shares	13,003
Class C Shares	5,714
Class I Shares	52,085
Other transfer agent fees and expenses:
Class A Shares	1,385
Class C Shares	570
Class D Shares	6,785
Class I Shares	2,745
Class S Shares	289
Class T Shares	479
Registration fees	87,902
Shareholder reports expense	30,998
Professional fees	30,309
Fund administration fees	10,794
Custodian fees	7,892
Non-interested Trustees’ fees and expenses	3,523
Other expenses	42,815
Total Expenses	1,510,498
Less: Excess Expense Reimbursement	(235)
Net Expenses	1,510,263
Net Investment Income/(Loss)	1,325,479
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	2,080,383
Short sales	74,850
Written options contracts	327,168
Total Net Realized Gain/(Loss) on Investments	2,482,401
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	10,298,497
Short sales	(39,896)
Written options contracts	591,552
Total Change in Unrealized Net Appreciation/Depreciation	10,850,153
Net Increase/(Decrease) in Net Assets Resulting from Operations	$14,658,033

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Global Real Estate Fund

Statements of Changes in Net Assets

	Period ended March 31, 2016 (unaudited)	Year ended September 30, 2015

Operations:
Net investment income/(loss)	$1,325,479	$4,859,707
Net realized gain/(loss) on investments	2,482,401	11,635,694
Change in unrealized net appreciation/depreciation	10,850,153	(25,238,265)
Net Increase/(Decrease) in Net Assets Resulting from Operations	14,658,033	(8,742,864)
Dividends and Distributions to Shareholders:
Class A Shares	(551,487)	(487,018)
Class C Shares	(191,082)	(113,291)
Class D Shares	(1,021,233)	(909,608)
Class I Shares	(2,830,493)	(2,597,007)
Class S Shares	(81,108)	(51,409)
Class T Shares	(2,162,452)	(1,253,305)
Total Dividends from Net Investment Income	(6,837,855)	(5,411,638)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(779,398)	(344,598)
Class C Shares	(309,102)	(131,450)
Class D Shares	(1,374,041)	(680,578)
Class I Shares	(3,701,898)	(1,808,395)
Class S Shares	(113,917)	(41,597)
Class T Shares	(2,959,401)	(724,513)
Total Distributions from Net Realized Gain from Investment Transactions	(9,237,757)	(3,731,131)
Net Decrease from Dividends and Distributions to Shareholders	(16,075,612)	(9,142,769)
Capital Share Transactions:
Class A Shares	(8,325,173)	9,279,954
Class C Shares	(125,589)	1,347,178
Class D Shares	(960,817)	(3,092,227)
Class I Shares	1,137,644	32,437,664
Class S Shares	649,804	1,016,920
Class T Shares	(5,171,919)	50,482,719
Net Increase/(Decrease) from Capital Share Transactions	(12,796,050)	91,472,208
Net Increase/(Decrease) in Net Assets	(14,213,629)	73,586,575
Net Assets:
Beginning of period	266,650,588	193,064,013
End of period	$252,436,959	$266,650,588

Undistributed Net Investment Income/(Loss)	$(6,032,642)	$(520,266)

See Notes to Financial Statements.

18	MARCH 31, 2016

Janus Global Real Estate Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014		2013	2012	2011
Net Asset Value, Beginning of Period	$10.45	$10.96	$10.46		$9.91	$7.60	$9.09
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.04(1)	0.19(1)	0.18(1)		0.25	0.15	0.21
Net realized and unrealized gain/(loss)	0.55	(0.31)	0.99		0.64	2.31	(1.50)
Total from Investment Operations	0.59	(0.12)	1.17		0.89	2.46	(1.29)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.27)	(0.22)	(0.20)		(0.34)	(0.15)	(0.20)
Distributions (from capital gains)	(0.38)	(0.17)	(0.47)		—	—	—
Total Dividends and Distributions	(0.65)	(0.39)	(0.67)		(0.34)	(0.15)	(0.20)
Net Asset Value, End of Period	$10.39	$10.45	$10.96		$10.46	$9.91	$7.60
Total Return*	5.83%	(1.27)%	11.84%		9.04%	32.82%	(14.60)%
Net Assets, End of Period (in thousands)	$19,542	$27,980	$20,441		$13,178	$10,195	$6,625
Average Net Assets for the Period (in thousands)	$23,507	$25,808	$16,004		$11,812	$7,615	$8,323
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.31%	1.27%	1.32%		1.26%	1.54%	1.48%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.31%	1.27%	1.32%		1.26%	1.52%	1.47%
Ratio of Net Investment Income/(Loss)	0.76%	1.66%	1.65%		1.61%	1.62%	2.28%
Portfolio Turnover Rate	8%	22%	24%		32%	29%	68%
				1

Class C Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.36	$10.88	$10.40	$9.85	$7.56	$9.06
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.01(1)	0.09(1)	0.09(1)	0.18	0.08	0.17
Net realized and unrealized gain/(loss)	0.52	(0.30)	1.01	0.61	2.30	(1.52)
Total from Investment Operations	0.53	(0.21)	1.10	0.79	2.38	(1.35)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.14)	(0.15)	(0.24)	(0.09)	(0.15)
Distributions (from capital gains)	(0.38)	(0.17)	(0.47)	—	—	—
Total Dividends and Distributions	(0.61)	(0.31)	(0.62)	(0.24)	(0.09)	(0.15)
Net Asset Value, End of Period	$10.28	$10.36	$10.88	$10.40	$9.85	$7.56
Total Return*	5.32%	(2.03)%	11.14%	8.11%	31.81%	(15.18)%
Net Assets, End of Period (in thousands)	$8,163	$8,393	$7,518	$6,162	$3,825	$3,531
Average Net Assets for the Period (in thousands)	$8,286	$9,177	$6,936	$5,387	$3,482	$3,237
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.08%	2.02%	2.08%	2.00%	2.37%	2.18%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.08%	2.02%	2.08%	2.00%	2.28%	2.18%
Ratio of Net Investment Income/(Loss)	0.12%	0.83%	0.85%	0.90%	0.89%	1.36%
Portfolio Turnover Rate	8%	22%	24%	32%	29%	68%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Global Real Estate Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.53	$11.04	$10.52	$9.99	$7.66	$9.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.05(1)	0.19(1)	0.20(1)	0.25	0.16	0.22
Net realized and unrealized gain/(loss)	0.55	(0.30)	1.01	0.65	2.34	(1.51)
Total from Investment Operations	0.60	(0.11)	1.21	0.90	2.50	(1.29)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.28)	(0.23)	(0.22)	(0.37)	(0.17)	(0.21)
Distributions (from capital gains)	(0.38)	(0.17)	(0.47)	—	—	—
Redemption fees	N/A	N/A	N/A	N/A	—(2)	0.01
Total Dividends and Distributions	(0.66)	(0.40)	(0.69)	(0.37)	(0.17)	(0.20)
Net Asset Value, End of Period	$10.47	$10.53	$11.04	$10.52	$9.99	$7.66
Total Return*	5.90%	(1.17)%	12.15%	9.11%	33.21%	(14.41)%
Net Assets, End of Period (in thousands)	$38,277	$39,506	$44,443	$38,341	$31,503	$15,105
Average Net Assets for the Period (in thousands)	$38,479	$45,814	$37,602	$44,646	$19,495	$17,244
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.15%	1.13%	1.15%	1.05%	1.34%	1.34%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.15%	1.13%	1.12%	1.05%	1.34%	1.34%
Ratio of Net Investment Income/(Loss)	1.06%	1.68%	1.79%	1.79%	1.87%	2.34%
Portfolio Turnover Rate	8%	22%	24%	32%	29%	68%

Class I Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.52	$11.03	$10.51	$9.98	$7.66	$9.14
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.06(1)	0.21(1)	0.21(1)	0.23	0.19	0.24
Net realized and unrealized gain/(loss)	0.55	(0.31)	1.01	0.68	2.31	(1.51)
Total from Investment Operations	0.61	(0.10)	1.22	0.91	2.50	(1.27)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.29)	(0.24)	(0.23)	(0.38)	(0.18)	(0.21)
Distributions (from capital gains)	(0.38)	(0.17)	(0.47)	—	—	—
Redemption fees	N/A	N/A	N/A	N/A	—(2)	—(2)
Total Dividends and Distributions	(0.67)	(0.41)	(0.70)	(0.38)	(0.18)	(0.21)
Net Asset Value, End of Period	$10.46	$10.52	$11.03	$10.51	$9.98	$7.66
Total Return*	5.97%	(1.06)%	12.28%	9.27%	33.26%	(14.29)%
Net Assets, End of Period (in thousands)	$109,739	$108,004	$82,915	$45,983	$34,134	$24,921
Average Net Assets for the Period (in thousands)	$105,116	$124,109	$61,878	$39,107	$30,270	$31,267
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.05%	1.02%	1.01%	0.96%	1.17%	1.20%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.05%	1.02%	1.01%	0.96%	1.17%	1.20%
Ratio of Net Investment Income/(Loss)	1.18%	1.87%	1.95%	1.96%	2.05%	2.47%
Portfolio Turnover Rate	8%	22%	24%	32%	29%	68%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

20	MARCH 31, 2016

Janus Global Real Estate Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.46	$10.97	$10.47	$9.93	$7.62	$9.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.04(1)	0.16(1)	0.16(1)	0.23	0.14	0.21
Net realized and unrealized gain/(loss)	0.54	(0.30)	1.01	0.64	2.32	(1.52)
Total from Investment Operations	0.58	(0.14)	1.17	0.87	2.46	(1.31)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.27)	(0.20)	(0.20)	(0.33)	(0.15)	(0.15)
Distributions (from capital gains)	(0.38)	(0.17)	(0.47)	—	—	—
Redemption fees	N/A	N/A	N/A	N/A	—(2)	—(2)
Total Dividends and Distributions	(0.65)	(0.37)	(0.67)	(0.33)	(0.15)	(0.15)
Net Asset Value, End of Period	$10.39	$10.46	$10.97	$10.47	$9.93	$7.62
Total Return*	5.70%	(1.42)%	11.75%	8.89%	32.69%	(14.67)%
Net Assets, End of Period (in thousands)	$3,597	$2,953	$2,112	$1,317	$654	$346
Average Net Assets for the Period (in thousands)	$3,218	$2,856	$1,701	$1,061	$589	$539
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.46%	1.44%	1.45%	1.40%	1.57%	1.62%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.46%	1.44%	1.45%	1.38%	1.54%	1.62%
Ratio of Net Investment Income/(Loss)	0.82%	1.45%	1.49%	1.58%	1.53%	2.22%
Portfolio Turnover Rate	8%	22%	24%	32%	29%	68%

Class T Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.52	$11.03	$10.52	$9.99	$7.64	$9.12
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.05(1)	0.20(1)	0.20(1)	0.25	0.12	0.27
Net realized and unrealized gain/(loss)	0.55	(0.31)	1.00	0.65	2.37	(1.56)
Total from Investment Operations	0.60	(0.11)	1.20	0.90	2.49	(1.29)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.28)	(0.23)	(0.22)	(0.37)	(0.14)	(0.21)
Distributions (from capital gains)	(0.38)	(0.17)	(0.47)	—	—	—
Redemption fees	N/A	N/A	N/A	N/A	—(2)	0.02
Total Dividends and Distributions	(0.66)	(0.40)	(0.69)	(0.37)	(0.14)	(0.19)
Net Asset Value, End of Period	$10.46	$10.52	$11.03	$10.52	$9.99	$7.64
Total Return*	5.89%	(1.18)%	12.02%	9.15%	33.08%	(14.33)%
Net Assets, End of Period (in thousands)	$73,118	$79,815	$35,636	$19,597	$9,291	$3,180
Average Net Assets for the Period (in thousands)	$79,716	$68,630	$21,807	$20,814	$5,114	$6,456
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.19%	1.18%	1.18%	1.13%	1.31%	1.34%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.19%	1.17%	1.18%	1.13%	1.30%	1.34%
Ratio of Net Investment Income/(Loss)	0.98%	1.79%	1.82%	1.76%	1.81%	2.14%
Portfolio Turnover Rate	8%	22%	24%	32%	29%	68%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Global Real Estate Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Global Real Estate Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined

22	MARCH 31, 2016

Janus Global Real Estate Fund

Notes to Financial Statements (unaudited)

approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of March 31, 2016.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $92,668,350 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Janus Investment Fund	23

Janus Global Real Estate Fund

Notes to Financial Statements (unaudited)

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends of net investment income are generally declared and distributed quarterly, and realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

24	MARCH 31, 2016

Janus Global Real Estate Fund

Notes to Financial Statements (unaudited)

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash

As of March 31, 2016, the Fund has restricted cash in the amount of $60,000. The restricted cash represents collateral pledged in relation to derivatives and/or securities with extended settlement dates. The carrying value of the restricted cash approximates fair value.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2016 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse

Janus Investment Fund	25

Janus Global Real Estate Fund

Notes to Financial Statements (unaudited)

securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an

26	MARCH 31, 2016

Janus Global Real Estate Fund

Notes to Financial Statements (unaudited)

increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Fund purchased call options on various equity securities for the purpose of increasing exposure to individual equity risk.

During the period ended March 31, 2016, the average ending monthly market value amounts on purchased call options is $22,057.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the period, the Fund wrote put options on various equity securities for the purpose of increasing exposure to individual equity risk and/or generating income.

During the period ended March 31, 2016, the average ending monthly market value amounts on written put options is $309,385.

Written option activity for the period ended March 31, 2016 is indicated in the table below:

	Number of	Premiums
	Contracts	Received
Options outstanding at September 30, 2015	3,523	$ 230,061
Options written	9,395	619,115
Options closed	(3,130)	(140,850)
Options expired	(6,084)	(327,167)
Options exercised	-	-
Options outstanding at March 31, 2016	3,704	$ 381,159

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of March 31, 2016.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of March 31, 2016

Equity Contracts
Asset Derivatives:
Investments, at value*	$ 43,491

Liability Derivatives:
Options written, at value	$ 33,162

* Amounts relate to purchased options.

Janus Investment Fund	27

Janus Global Real Estate Fund

Notes to Financial Statements (unaudited)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2016.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended March 31, 2016

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Equity Contracts
Written options contracts	$ 327,168

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Equity Contracts
Investments, foreign currency translations and non-interested Trustees' deferred compensation	$ (120,965)*
Written options contracts	591,552

Total	$ 470,587

*	Amounts relate to purchased options.

Please see the Fund’s Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations.

28	MARCH 31, 2016

Janus Global Real Estate Fund

Notes to Financial Statements (unaudited)

Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. One or more countries may abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of

Janus Investment Fund	29

Janus Global Real Estate Fund

Notes to Financial Statements (unaudited)

March 31, 2016” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets
Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Deutsche Bank AG	$ 18,833,721	$ -	$ (18,833,721)	$ -
UBS AG	43,491	(31,571)	-	11,920
	$ 18,877,212	$ (31,571)	$ (18,833,721)	$ 11,920

Offsetting of Financial Liabilities and Derivative Liabilities
Counterparty	Gross Amounts of Recognized Liabilities	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Credit Suisse International	$ 35	$ -	$ -	$ 35
Goldman Sachs International	2,978,662	-	(2,978,662)	-
UBS AG	31,571	(31,571)	-	-
Total	$ 3,010,268	$ (31,571)	$ (2,978,662)	$ 35

(a) Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

Goldman Sachs International is the broker and/or custodian for short sales. Short sales held by the Fund are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

30	MARCH 31, 2016

Janus Global Real Estate Fund

Notes to Financial Statements (unaudited)

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of March 31, 2016, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $18,833,721. Gross amounts of recognized liabilities for securities lending (collateral received) as of March 31, 2016 is $20,899,222, resulting in the net amount due to the counterparty of $2,065,501.

Janus Investment Fund	31

Janus Global Real Estate Fund

Notes to Financial Statements (unaudited)

Short Sales

The Fund may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Fund owns or selling short a security that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Fund does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

The Fund may also engage in other short sales. The Fund may engage in short sales when the portfolio manager(s) and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Fund are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments. The Fund is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Fund pays stock loan fees, disclosed on the Consolidated Statement of Operations,/disclosed on the Statement of Operations, on assets borrowed from the security broker.

The Fund may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Fund to similar risks. To the extent that the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.75%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the FTSE EPRA/NAREIT Global Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period, which is generally the previous 36 months.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended March 31, 2016, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.78%.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.97%. Janus Capital has agreed to continue the waiver until at least

32	MARCH 31, 2016

Janus Global Real Estate Fund

Notes to Financial Statements (unaudited)

February 1, 2017. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1

Janus Investment Fund	33

Janus Global Real Estate Fund

Notes to Financial Statements (unaudited)

distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $367,532 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2016. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $92,975 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2016.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2016 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2016, Janus Distributors retained upfront sales charges of $765.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were

34	MARCH 31, 2016

Janus Global Real Estate Fund

Notes to Financial Statements (unaudited)

no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended March 31, 2016.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2016, redeeming shareholders of Class C Shares paid CDSCs of $1,603.

As of March 31, 2016, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	22	10
Class S Shares	-	-
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended March 31, 2016, the Fund engaged in cross trades amounting to $3,095,116 in purchases and $2,496,707 in sales, resulting in a net realized loss of $429,421. The net realized loss is included in “Investments and foreign currency transactions” within the “Net Realized and Unrealized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 272,708,207	$24,310,405	$(24,443,224)	$ (132,819)

Janus Investment Fund	35

Janus Global Real Estate Fund

Notes to Financial Statements (unaudited)

Information on the tax components of securities sold short as of March 31, 2016 is as follows:

Federal Tax Cost	Unrealized (Appreciation)	Unrealized Depreciation	Net Tax (Appreciation)/ Depreciation
$ (2,937,210)	$ (39,896)	$ -	$ (39,896)

6. Capital Share Transactions

	Period ended March 31, 2016		Year ended September 30, 2015
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	222,036	$ 2,314,564	1,754,605	$19,928,019
Reinvested dividends and distributions	121,532	1,222,611	65,661	725,273
Shares repurchased	(1,139,327)	(11,862,348)	(1,007,845)	(11,373,338)
Net Increase/(Decrease)	(795,759)	$ (8,325,173)	812,421	$ 9,279,954
Class C Shares:
Shares sold	80,942	$ 832,110	343,144	$ 3,860,021
Reinvested dividends and distributions	39,633	394,838	16,693	182,802
Shares repurchased	(137,026)	(1,352,537)	(240,728)	(2,695,645)
Net Increase/(Decrease)	(16,451)	$ (125,589)	119,109	$ 1,347,178
Class D Shares:
Shares sold	174,430	$ 1,768,393	1,036,002	$11,858,270
Reinvested dividends and distributions	233,295	2,368,486	140,805	1,570,156
Shares repurchased	(502,753)	(5,097,696)	(1,451,546)	(16,520,653)
Net Increase/(Decrease)	(95,028)	$ (960,817)	(274,739)	$ (3,092,227)
Class I Shares:
Shares sold	2,572,280	$24,825,013	6,946,886	$78,878,945
Reinvested dividends and distributions	561,259	5,688,787	301,056	3,351,780
Shares repurchased	(2,904,871)	(29,376,156)	(4,501,502)	(49,793,061)
Net Increase/(Decrease)	228,668	$ 1,137,644	2,746,440	$32,437,664
Class S Shares:
Shares sold	62,379	$ 638,797	150,846	$ 1,707,666
Reinvested dividends and distributions	19,334	194,703	8,408	93,006
Shares repurchased	(17,772)	(183,696)	(69,421)	(783,752)
Net Increase/(Decrease)	63,941	$ 649,804	89,833	$ 1,016,920
Class T Shares:
Shares sold	1,046,617	$11,214,665	6,174,984	$70,697,048
Reinvested dividends and distributions	504,855	5,114,666	177,544	1,972,422
Shares repurchased	(2,145,807)	(21,501,250)	(1,997,101)	(22,186,751)
Net Increase/(Decrease)	(594,335)	$ (5,171,919)	4,355,427	$50,482,719

7. Purchases and Sales of Investment Securities

For the period ended March 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$19,942,193	$ 64,908,672	$ -	$ -

36	MARCH 31, 2016

Janus Global Real Estate Fund

Notes to Financial Statements (unaudited)

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2016 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	37

Janus Global Real Estate Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2015, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2016 through January 1 or February 1, 2017, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee

38	MARCH 31, 2016

Janus Global Real Estate Fund

Additional Information (unaudited)

for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2015, approximately 70% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2015, approximately 61% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Janus Investment Fund	39

Janus Global Real Estate Fund

Additional Information (unaudited)

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

40	MARCH 31, 2016

Janus Global Real Estate Fund

Additional Information (unaudited)

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and INTECH had taken or were taking to improve performance.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and in the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Janus Investment Fund	41

Janus Global Real Estate Fund

Additional Information (unaudited)

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

42	MARCH 31, 2016

Janus Global Real Estate Fund

Additional Information (unaudited)

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers,

Janus Investment Fund	43

Janus Global Real Estate Fund

Additional Information (unaudited)

was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 14% below the mean total expenses of their respective Broadridge Expense Group peers and 24% below the mean total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 19% below the mean for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the mean total expenses for its Broadridge Expense Group peers and to mean total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) by one estimation methodology, the fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to the estimated fee margins in the industry and relative to estimated fee margins of fund managers using Janus Capital as a subadviser.

The Trustees considered the fees for each Fund for its fiscal year ended in 2014, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

44	MARCH 31, 2016

Janus Global Real Estate Fund

Additional Information (unaudited)

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

Janus Investment Fund	45

Janus Global Real Estate Fund

Additional Information (unaudited)

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for one share class. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

46	MARCH 31, 2016

Janus Global Real Estate Fund

Additional Information (unaudited)

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

Janus Investment Fund	47

Janus Global Real Estate Fund

Additional Information (unaudited)

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services

48	MARCH 31, 2016

Janus Global Real Estate Fund

Additional Information (unaudited)

provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant provided an analysis of economies of scale, which included discussion of analysis from prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 85% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 80% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	49

Janus Global Real Estate Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

50	MARCH 31, 2016

Janus Global Real Estate Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

Janus Investment Fund	51

Janus Global Real Estate Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

52	MARCH 31, 2016

Janus Global Real Estate Fund

Notes

NotesPage1

Janus Investment Fund	53

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0516-1652				125-24-93044 05-16

SEMIANNUAL REPORT March 31, 2016

Janus Global Research Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Global Research Fund

Janus Global Research Fund (unaudited)

FUND SNAPSHOT We seek to create a diversified, high-conviction portfolio reflecting the best ideas of the Janus research team.	Team-Based Approach Led by Carmel Wellso, Director of Research

PERFORMANCE

Janus Global Research Fund’s Class T Shares returned 1.05% over the six-month period ended March 31, 2016. The Fund’s primary benchmark, the MSCI World Index, returned 5.13%, and its secondary benchmark, the MSCI All Country World Index, returned 5.28% during the period.

MARKET ENVIRONMENT

Global equity markets spent the early part of the period recovering from the late-summer sell-off, but the reprieve was not to last. Stocks began a downward slide in December as concerns again arose about China’s growth trajectory and softening in the broader global economy. Symbolic of these concerns was the price of crude oil, which plumbed to levels not seen in over a decade. Central bank policy added to the dour sentiment as the European Central Bank’s (ECB) December announcement failed to excite investors and some feared that the Federal Reserve’s (Fed) first rate hike since 2006 was ill-timed, with U.S. economic conditions not meriting a period of tightening.

Markets reversed course toward the end of the period as expectations coalesced around more aggressive easing by the ECB – which it ultimately announced – and the Fed dialing back its rate hike projections – which also occurred. Continued accommodative policy in developed markets caused a shift in the plight of emerging market currencies and stocks. Many of the gains were concentrated in Latin America as the region benefited from increased hope that Brazil’s unpopular president may be impeached. Russia also recovered as global crude benchmarks rallied. U.S. indices finished the period in positive territory as did stocks in healthier, northern European countries. Southern Europe was decidedly weaker. While they clawed back much of their losses, China-related benchmarks still registered negative returns, far outpaced by smaller Asian neighbors, many of which benefited from improved currency prospects.

PERFORMANCE DISCUSSION

In volatile market conditions, all sectors detracted from performance on a relative basis, with health care and consumer names weighing most on returns. Several of the largest individual detractors were concentrated in health care. The stock of Valeant Pharmaceuticals sold off after politicians criticized the company for high drug prices for some of its products treating cardiac conditions. As additional questions arose regarding Valeant’s relationship with a specialty pharmacy and management delayed its annual securities filings, we chose to liquidate our position.

Endo International PLC was also a detractor. Endo and other specialty pharmaceutical companies have suffered from a massive change in industry sentiment due to Valeant’s problems. Endo was also impacted by a few of its own company-specific issues, including concern it overpaid for a couple of drugs it acquired and slower sales for Xiaflex, a drug used to treat adults with Dupuytren’s contracture. While there is promise for Endo’s opioid launched earlier this year, and valuation remains reasonable, we chose to exit our position in the company.

A detractor outside of health care was Anadarko Petroleum. Energy prices continued to slide over much of the period on concerns of slowing global growth prospects, especially in previously strong-performing emerging markets. The continued rise in U.S. crude oil inventories also weighed on the sector.

The Class-C stock of Alphabet Inc. (formerly Google) was the Fund’s top individual contributor to performance. Alphabet’s share price benefited from the company’s restructuring, which was initiated during the autumn. The restructuring, which involved the creation of the Alphabet holding company that now owns Google and several other businesses, has resulted in greater accounting transparency, making it easier to value each of the company’s entities. Alphabet’s earnings growth has been driven by improvements in its mobile search revenue, as

Janus Investment Fund	1

Janus Global Research Fund (unaudited)

well as its YouTube and programmatic businesses. The firm also announced a significant stock buyback program during the period.

Facebook contributed to performance. User growth remains healthy and Instagram continues to gain traction. We believe that management is on the path to increasing its monetization of Instagram and news-feed video ads. We expect these trends to continue as the utilization of these platforms for traditional branding purposes gains greater acceptance, further catalyzing the transition of advertising dollars to mobile platforms.

Integrated oil company Chevron contributed to performance. Despite a poorly received earnings report covering late 2015, investors found grounds for optimism, namely management’s commitment to grow dividends and maintain a strong balance sheet. The company also expects to start making liquefied natural gas (LNG) deliveries from an important facility, Gorgon. Much of the stock’s positive performance occurred during the March rally in crude prices. We believe the integrated energy company will improve its production growth when its LNG projects come on-stream. We also think its capital spending requirements will moderate, thus improving the company’s free cash flow.

OUTLOOK

Our optimistic view toward equities stems from what we are hearing from our company and industry touch points. While we note caution, we consistently hear reports of decent business conditions. Earning reports generally have not disappointed. Consumer companies are focusing on cost controls and innovation to drive revenue growth or to protect margins. The oil sector may have bottomed as U.S. production declines and inventories of refined products diminish. Many biotech stocks appear oversold, reflecting the flow of money out of the sector rather than the potential for life-changing medical breakthroughs.

Certainly, risks remain. Negative rates are troubling. Last quarter we warned that oil and commodities were not signs of an impending market fall. Oil rallied with stocks as the quarter ended. We allow that it doesn’t prove our point but we are pleased nevertheless, and suggest that from here markets can and should hold up even with a near-term volatility in oil prices.

The backdrop of modest growth leaves the central bankers at center stage as zero interest rate policies give way to negative rate policies. The zero-interest-rate-policy (ZIRP) to negative-interest-rate-policy (NIRP) shift startled markets in Europe and Japan and wreaked havoc with financial stocks. Persistent negative rates are problematic for financial firms and for companies overall. With no inflation, companies will find price increases difficult and margins under pressure. Without the power of compounding – Einstein might have been wrong – individuals will need to save more for retirement and spend less. Ultimately, central bank policy is about building confidence so corporates borrow and build things and consumers work and buy things. Low rates only help if confidence follows.

We believe the best equity option here is consistent dividend payers offering yield and some defensiveness. Notice how utilities and telecoms held up early this year when markets seriously weighed this scenario and traded down. With market valuations, we are not paying a lot for taking these risks, we think. It means that better equity markets for the next few years could be quite real.

Thank you for your investment in Janus Global Research Fund.

2	MARCH 31, 2016

Janus Global Research Fund (unaudited)

Fund At A Glance

March 31, 2016

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Alphabet, Inc. - Class C	0.45%	Valeant Pharmaceuticals International, Inc. (U.S. Shares)	-0.66%
	Facebook, Inc. - Class A	0.27%	Endo International PLC	-0.62%
	Samsung Electronics Co., Ltd.	0.24%	Anadarko Petroleum Corp.	-0.28%
	Chevron Corp.	0.23%	MPLX LP	-0.28%
	Mattel, Inc.	0.23%	Mitsubishi UFJ Financial Group, Inc.	-0.22%

	4 Top Performers - Sectors*
			Fund Weighting	MSCI World Index℠
		Fund Contribution	(Average % of Equity)	Weighting
	Other**	-0.01%	0.69%	0.02%
	Communications	-0.07%	10.44%	10.44%
	Technology	-0.12%	10.69%	10.66%
	Energy	-0.28%	9.40%	9.68%

	4 Bottom Performers - Sectors*
			Fund Weighting	MSCI World Index℠
		Fund Contribution	(Average % of Equity)	Weighting
	Health Care	-1.65%	13.40%	13.87%
	Consumer	-0.65%	15.84%	15.89%
	Industrials	-0.52%	17.90%	17.96%
	Financials	-0.34%	21.64%	21.48%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	The sectors listed above reflect those covered by the seven analyst teams who comprise the Janus Research Team.
**	Not a covered sector.

Janus Investment Fund	3

Janus Global Research Fund (unaudited)

Fund At A Glance

March 31, 2016

5 Largest Equity Holdings - (% of Net Assets)
Alphabet, Inc. - Class C
Internet Software & Services	2.3%
AIA Group, Ltd.
Insurance	1.9%
Total SA
Oil, Gas & Consumable Fuels	1.7%
Enterprise Products Partners LP
Oil, Gas & Consumable Fuels	1.5%
Canadian Pacific Railway, Ltd.
Road & Rail	1.5%
8.9%

Asset Allocation - (% of Net Assets)
Common Stocks	99.2%
Investment Companies	0.6%
Other	0.2%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2016	As of September 30, 2015

4	MARCH 31, 2016

Janus Global Research Fund (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2016						per the January 28, 2016 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	0.99%	-10.18%	5.62%	5.93%	7.80%	0.98%
Class A Shares at MOP	-4.81%	-15.34%	4.38%	5.31%	7.23%
Class C Shares at NAV	0.62%	-10.86%	4.78%	5.10%	6.97%	1.74%
Class C Shares at CDSC	-0.38%	-11.75%	4.78%	5.10%	6.97%
Class D Shares(1)	1.08%	-10.04%	5.79%	6.05%	7.91%	0.81%
Class I Shares	1.14%	-9.94%	5.88%	6.00%	7.86%	0.70%
Class R Shares	0.80%	-10.55%	5.23%	5.54%	7.41%	1.39%
Class S Shares	0.93%	-10.32%	5.45%	5.71%	7.58%	1.13%
Class T Shares	1.05%	-10.09%	5.72%	6.00%	7.86%	0.88%
MSCI World Index℠	5.13%	-3.45%	6.51%	4.27%	5.22%
MSCI All Country World Index℠	5.28%	-4.34%	5.22%	4.08%	5.15%
Morningstar Quartile - Class T Shares	-	4th	3rd	1st	1st
Morningstar Ranking - based on total returns for World Stock Funds	-	1,149/1,258	452/884	62/616	21/554

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Janus Investment Fund	5

Janus Global Research Fund (unaudited)

Performance

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility, lower liquidity and differing financial and information reporting standards, all of which are magnified in emerging markets.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class R Shares commenced operations on March 15, 2013. Performance shown for periods prior to March 15, 2013 reflects the historical performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund's commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund's prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2016 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

* The Fund’s inception date – February 25, 2005

(1) Closed to certain new investors.

6	MARCH 31, 2016

Janus Global Research Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/15)	Ending Account Value (3/31/16)	Expenses Paid During Period (10/1/15 - 3/31/16)†	Beginning Account Value (10/1/15)	Ending Account Value (3/31/16)	Expenses Paid During Period (10/1/15 - 3/31/16)†	Net Annualized Expense Ratio (10/1/15 - 3/31/16)
Class A Shares	$1,000.00	$1,009.90	$4.87	$1,000.00	$1,020.15	$4.90	0.97%
Class C Shares	$1,000.00	$1,006.20	$8.78	$1,000.00	$1,016.25	$8.82	1.75%
Class D Shares	$1,000.00	$1,010.80	$3.97	$1,000.00	$1,021.05	$3.99	0.79%
Class I Shares	$1,000.00	$1,011.40	$3.52	$1,000.00	$1,021.50	$3.54	0.70%
Class R Shares	$1,000.00	$1,008.00	$6.88	$1,000.00	$1,018.15	$6.91	1.37%
Class S Shares	$1,000.00	$1,009.30	$5.58	$1,000.00	$1,019.45	$5.60	1.11%
Class T Shares	$1,000.00	$1,010.50	$4.32	$1,000.00	$1,020.70	$4.34	0.86%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Global Research Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares		Value
Common Stocks – 99.2%
Aerospace & Defense – 2.2%
Meggitt PLC	2,245,184	$13,109,104
Northrop Grumman Corp.	109,986	21,766,229
United Technologies Corp.	195,281	19,547,628
		54,422,961
Air Freight & Logistics – 0.9%
Panalpina Welttransport Holding AG	198,906	22,224,828
Airlines – 1.1%
United Continental Holdings, Inc.*	439,718	26,321,519
Auto Components – 1.0%
NGK Spark Plug Co., Ltd.	1,339,600	25,642,037
Beverages – 3.3%
Coca-Cola Co.	789,154	36,608,854
Pernod Ricard SA	183,107	20,415,357
SABMiller PLC	406,021	24,814,403
		81,838,614
Biotechnology – 6.8%
AbbVie, Inc.	391,155	22,342,774
Actelion, Ltd.*	167,682	25,068,564
Alder Biopharmaceuticals, Inc.*	454,947	11,141,652
Amgen, Inc.	227,266	34,073,991
Biogen, Inc.*	61,919	16,118,754
Celgene Corp.*	248,331	24,855,450
Ironwood Pharmaceuticals, Inc.*	1,834,056	20,064,573
Regeneron Pharmaceuticals, Inc.*	36,394	13,117,853
		166,783,611
Building Products – 1.0%
Geberit AG	64,554	24,130,516
Capital Markets – 2.6%
BlackRock, Inc.	42,737	14,554,940
Blackstone Group LP	720,763	20,217,402
E*TRADE Financial Corp.*	623,505	15,269,637
UBS Group AG	865,368	13,945,641
		63,987,620
Chemicals – 2.4%
Air Products & Chemicals, Inc.	196,271	28,272,838
Johnson Matthey PLC	273,955	10,794,861
PPG Industries, Inc.	171,034	19,068,581
		58,136,280
Commercial Banks – 5.0%
BNP Paribas SA	326,506	16,429,867
HDFC Bank Limited-Foreign	439,337	8,385,669
HSBC Holdings PLC	373,726	2,328,610
ING Groep NV	1,521,571	18,401,424
JPMorgan Chase & Co.	322,518	19,099,516
Lloyds Banking Group PLC	23,583,824	23,035,867
Mitsubishi UFJ Financial Group, Inc.	4,238,700	19,643,491
US Bancorp	358,084	14,534,630
		121,859,074
Communications Equipment – 0.4%
CommScope Holding Co., Inc.*	344,173	9,609,310
Construction Materials – 0.9%
Cemex SAB de CV (ADR)	942,718	6,862,987
Vulcan Materials Co.	136,557	14,416,322
		21,279,309
Consumer Finance – 1.6%
American Express Co.	267,408	16,418,851
Synchrony Financial*	828,063	23,732,286
		40,151,137

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2016

Janus Global Research Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares		Value
Common Stocks – (continued)
Containers & Packaging – 1.0%
Crown Holdings, Inc.*	478,919	$23,749,593
Diversified Financial Services – 1.4%
Intercontinental Exchange, Inc.	84,665	19,908,128
McGraw Hill Financial, Inc.	159,328	15,770,285
		35,678,413
Electric Utilities – 0.7%
Brookfield Infrastructure Partners LP	428,495	18,052,494
Electrical Equipment – 1.5%
Schneider Electric SE	311,364	19,674,342
Sensata Technologies Holding NV*	422,635	16,415,143
		36,089,485
Electronic Equipment, Instruments & Components – 1.9%
Amphenol Corp. - Class A	331,219	19,151,083
Keyence Corp.	51,700	28,204,594
		47,355,677
Energy Equipment & Services – 0.9%
Baker Hughes, Inc.	514,071	22,531,732
Food & Staples Retailing – 1.2%
Kroger Co.	777,766	29,749,549
Food Products – 1.9%
Associated British Foods PLC	267,789	12,878,391
Hershey Co.	364,074	33,527,575
		46,405,966
Health Care Equipment & Supplies – 1.0%
Boston Scientific Corp.*	1,272,841	23,942,139
Health Care Providers & Services – 2.5%
Aetna, Inc.	270,255	30,363,149
Diplomat Pharmacy, Inc.*	405,323	11,105,850
Universal Health Services, Inc. - Class B	154,518	19,271,485
		60,740,484
Hotels, Restaurants & Leisure – 2.6%
Chipotle Mexican Grill, Inc.*	13,140	6,188,546
Galaxy Entertainment Group, Ltd.	1,754,000	6,579,959
Merlin Entertainments PLC	1,062,579	7,072,365
Norwegian Cruise Line Holdings, Ltd.*	257,495	14,236,899
Starbucks Corp.	494,091	29,497,233
		63,575,002
Household Durables – 0.4%
Sony Corp.	397,500	10,219,208
Household Products – 0.8%
Colgate-Palmolive Co.	270,637	19,120,504
Independent Power and Renewable Electricity Producers – 0.8%
NRG Energy, Inc.	1,439,927	18,733,450
Industrial Conglomerates – 0.3%
Seibu Holdings, Inc.	358,100	7,576,967
Information Technology Services – 3.8%
Amdocs, Ltd. (U.S. Shares)	152,368	9,206,075
Cognizant Technology Solutions Corp. - Class A*	167,149	10,480,242
InterXion Holding NV*	179,031	6,190,892
MasterCard, Inc. - Class A	295,290	27,904,905
Visa, Inc. - Class A	294,560	22,527,949
Worldpay Group PLC*	4,119,019	16,271,894
		92,581,957
Insurance – 2.5%
AIA Group, Ltd.	8,361,900	47,376,662
Prudential PLC	823,124	15,377,873
		62,754,535
Internet & Catalog Retail – 1.6%
Amazon.com, Inc.*	31,050	18,432,522

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Global Research Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares		Value
Common Stocks – (continued)
Internet & Catalog Retail – (continued)
Ctrip.com International, Ltd. (ADR)*	158,990	$7,036,897
Priceline Group, Inc.*	11,006	14,186,294
		39,655,713
Internet Software & Services – 4.5%
Alibaba Group Holding, Ltd. (ADR)*	167,338	13,224,722
Alphabet, Inc. - Class C	77,463	57,707,052
CoStar Group, Inc.*	49,760	9,363,339
Facebook, Inc. - Class A*	275,107	31,389,709
		111,684,822
Leisure Products – 0.9%
Mattel, Inc.	235,352	7,912,534
Polaris Industries, Inc.	137,056	13,497,275
		21,409,809
Machinery – 1.2%
Dover Corp.	172,611	11,104,066
IMI PLC	822,782	11,253,911
Rexnord Corp.*	361,487	7,309,267
		29,667,244
Media – 2.3%
Comcast Corp. - Class A	368,419	22,503,033
Liberty Global PLC - Class C*	507,671	19,068,123
Walt Disney Co.	146,188	14,517,930
		56,089,086
Multiline Retail – 0.5%
Dollar Tree, Inc.*	161,469	13,314,734
Multi-Utilities – 0.5%
Sempra Energy	120,076	12,493,908
Oil, Gas & Consumable Fuels – 6.9%
Anadarko Petroleum Corp.	513,405	23,909,271
Canadian Natural Resources, Ltd.	813,017	21,993,907
Chevron Corp.	269,489	25,709,251
Enterprise Products Partners LP	1,532,690	37,734,828
MEG Energy Corp.*	805,003	4,060,349
Phillips 66	179,922	15,579,446
Total SA#	893,126	40,705,175
		169,692,227
Personal Products – 0.3%
Estee Lauder Cos., Inc. - Class A	80,217	7,565,265
Pharmaceuticals – 2.9%
Allergan PLC*	69,569	18,646,579
Indivior PLC	4,422,823	10,358,747
Mallinckrodt PLC*	348,297	21,343,640
Pfizer, Inc.	732,636	21,715,331
		72,064,297
Professional Services – 0.9%
Verisk Analytics, Inc.*	266,086	21,265,593
Real Estate Investment Trusts (REITs) – 1.6%
American Tower Corp.	173,060	17,716,152
Simon Property Group, Inc.	101,858	21,154,888
		38,871,040
Real Estate Management & Development – 1.6%
Brookfield Asset Management, Inc. - Class A (U.S. Shares)	506,453	17,619,500
Jones Lang LaSalle, Inc.	186,102	21,833,487
		39,452,987
Road & Rail – 1.5%
Canadian Pacific Railway, Ltd.	282,507	37,537,797
Semiconductor & Semiconductor Equipment – 3.0%
ARM Holdings PLC	1,387,618	20,205,127
Broadcom, Ltd.	117,041	18,082,834

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2016

Janus Global Research Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares		Value
Common Stocks – (continued)
Semiconductor & Semiconductor Equipment – (continued)
NXP Semiconductor NV*	156,666	$12,700,913
Taiwan Semiconductor Manufacturing Co., Ltd.	4,706,000	23,692,336
		74,681,210
Software – 3.6%
Adobe Systems, Inc.*	147,999	13,882,306
Constellation Software, Inc.	26,193	10,726,302
NetSuite, Inc.*	137,926	9,446,552
Nintendo Co., Ltd.	25,300	3,597,263
Salesforce.com, Inc.*	111,169	8,207,607
ServiceNow, Inc.*	124,703	7,629,330
SS&C Technologies Holdings, Inc.	321,517	20,390,608
Ultimate Software Group, Inc.*	71,158	13,769,073
		87,649,041
Specialty Retail – 1.5%
L'Occitane International SA	7,489,910	13,363,287
Lowe's Cos., Inc.	307,958	23,327,818
		36,691,105
Technology Hardware, Storage & Peripherals – 2.2%
Apple, Inc.	239,324	26,083,923
Samsung Electronics Co., Ltd.	24,124	27,681,203
		53,765,126
Textiles, Apparel & Luxury Goods – 2.7%
Cie Financiere Richemont SA	128,924	8,523,845
Gildan Activewear, Inc.	584,214	17,824,369
NIKE, Inc. - Class B	314,946	19,359,731
Samsonite International SA	5,831,904	19,547,190
		65,255,135
Thrifts & Mortgage Finance – 0.5%
MGIC Investment Corp.*	1,612,146	12,365,160
Tobacco – 0.7%
British American Tobacco PLC	292,919	17,203,807
Trading Companies & Distributors – 1.9%
Brenntag AG	640,490	36,579,858
Fastenal Co.#	200,217	9,810,633
		46,390,491
Wireless Telecommunication Services – 1.5%
T-Mobile US, Inc.*	444,685	17,031,435
Tower Bersama Infrastructure Tbk PT*	12,482,100	5,485,344
Vodafone Group PLC	4,838,252	15,368,353
		37,885,132
Total Common Stocks (cost $2,302,592,122)		2,437,894,700
Investment Companies – 0.6%
Investments Purchased with Cash Collateral from Securities Lending – 0.5%
Janus Cash Collateral Fund LLC, 0.4107%ºº,£	10,409,550	10,409,550
Money Markets – 0.1%
Janus Cash Liquidity Fund LLC, 0.3874%ºº,£	2,903,000	2,903,000
Total Investment Companies (cost $13,312,550)		13,312,550
Total Investments (total cost $2,315,904,672) – 99.8%		2,451,207,250
Cash, Receivables and Other Assets, net of Liabilities – 0.2%		6,052,209
Net Assets – 100%		$2,457,259,459

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Global Research Fund

Schedule of Investments (unaudited)

March 31, 2016

Summary of Investments by Country - (Long Positions) (unaudited)

		% of Investment Securities

Country	Value
United States	$1,584,208,181	64.6%
United Kingdom	200,073,313	8.2
Canada	127,814,718	5.2
France	110,588,028	4.5
Japan	94,883,560	3.9
Switzerland	93,893,394	3.8
Hong Kong	73,503,811	3.0
Netherlands	37,293,229	1.5
Germany	36,579,858	1.5
South Korea	27,681,203	1.1
Taiwan	23,692,336	1.0
China	20,261,619	0.8
India	8,385,669	0.4
Mexico	6,862,987	0.3
Indonesia	5,485,344	0.2

Total	$2,451,207,250	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	MARCH 31, 2016

Janus Global Research Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country World IndexSM

An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

MSCI World IndexSM

A market capitalization weighted index composed of companies representative of the market structure of

Developed Market countries in North America, Europe and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2016.

#	Loaned security; a portion of the security is on loan at March 31, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2016. Unless otherwise indicated, all information in the table is for the period ended March 31, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/15	Purchases	Sales	at 3/31/16	Gain/(Loss)	Income	at 3/31/16

Janus Cash Collateral Fund LLC	54,706,212	129,872,648	(174,169,310)	10,409,550	$—	$374,306(1)	$10,409,550
Janus Cash Liquidity Fund LLC	11,817,000	183,397,760	(192,311,760)	2,903,000	—	19,060	2,903,000

Total					$—	$393,366	$13,312,550
(1) Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of March 31, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$ 2,437,894,700	$ -	$ -
Investment Companies	-	13,312,550	-
Total Assets	$ 2,437,894,700	$ 13,312,550	$ -

Janus Investment Fund	13

Janus Global Research Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2016

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$2,315,904,672
Unaffiliated investments, at value(1)	2,437,894,700
Affiliated investments, at value	13,312,550
Cash denominated in foreign currency(2)	2,482,666
Non-interested Trustees' deferred compensation	47,118
Receivables:
Investments sold	57,988,093
Dividends	3,540,155
Foreign tax reclaims	1,395,574
Fund shares sold	419,629
Dividends from affiliates	2,162
Other assets	1,178,268
Total Assets	2,518,260,915
Liabilities:
Due to custodian	2,226,083
Collateral for securities loaned (Note 2)	10,409,550
Payables:	—
Investments purchased	45,297,997
Fund shares repurchased	1,262,579
Advisory fees	981,294
Transfer agent fees and expenses	440,011
Non-interested Trustees' deferred compensation fees	47,118
12b-1 Distribution and shareholder servicing fees	30,480
Fund administration fees	19,361
Non-interested Trustees' fees and expenses	16,182
Custodian fees	7,338
Professional fees	6,371
Accrued expenses and other payables	257,092
Total Liabilities	61,001,456
Net Assets	$2,457,259,459

See Notes to Financial Statements.

14	MARCH 31, 2016

Janus Global Research Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2016

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,725,496,153
Undistributed net investment income/(loss)	1,862,724
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(405,420,162)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	135,320,744
Total Net Assets	$2,457,259,459
Net Assets - Class A Shares	$20,780,398
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	342,401
Net Asset Value Per Share(3)	$60.69
Maximum Offering Price Per Share(4)	$64.39
Net Assets - Class C Shares	$10,687,632
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	179,277
Net Asset Value Per Share(3)	$59.62
Net Assets - Class D Shares	$1,299,844,991
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	21,663,516
Net Asset Value Per Share	$60.00
Net Assets - Class I Shares	$139,487,722
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,293,637
Net Asset Value Per Share	$60.82
Net Assets - Class R Shares	$5,213,758
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	86,578
Net Asset Value Per Share	$60.22
Net Assets - Class S Shares	$73,576,167
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,210,369
Net Asset Value Per Share	$60.79
Net Assets - Class T Shares	$907,668,791
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15,139,905
Net Asset Value Per Share	$59.95

(1) Includes $10,153,290 of securities on loan. See Note 2 in Notes to Financial Statements.

(2) Includes cost of $2,482,666.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Global Research Fund

Statement of Operations (unaudited)

For the period ended March 31, 2016

Investment Income:
Dividends	$18,880,459
Affiliated securities lending income, net	374,306
Dividends from affiliates	19,060
Other income	1,960
Foreign tax withheld	(228,800)
Total Investment Income	19,046,985
Expenses:
Advisory fees	7,087,931
12b-1Distribution and shareholder servicing fees:
Class A Shares	26,142
Class C Shares	55,748
Class R Shares	13,123
Class S Shares	77,168
Transfer agent administrative fees and expenses:
Class D Shares	790,390
Class R Shares	6,561
Class S Shares	77,168
Class T Shares	1,156,072
Transfer agent networking and omnibus fees:
Class A Shares	10,066
Class C Shares	6,724
Class I Shares	54,141
Other transfer agent fees and expenses:
Class A Shares	1,130
Class C Shares	769
Class D Shares	177,985
Class I Shares	3,046
Class R Shares	61
Class S Shares	356
Class T Shares	5,741
Shareholder reports expense	251,383
Fund administration fees	104,111
Registration fees	83,818
Professional fees	44,073
Non-interested Trustees’ fees and expenses	34,129
Custodian fees	30,158
Other expenses	156,763
Total Expenses	10,254,757
Less: Excess Expense Reimbursement	(21,049)
Net Expenses	10,233,708
Net Investment Income/(Loss)	8,813,277
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(16,759,898)
Total Net Realized Gain/(Loss) on Investments	(16,759,898)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	32,448,548
Total Change in Unrealized Net Appreciation/Depreciation	32,448,548
Net Increase/(Decrease) in Net Assets Resulting from Operations	$24,501,927

See Notes to Financial Statements.

16	MARCH 31, 2016

Janus Global Research Fund

Statements of Changes in Net Assets

	Period ended March 31, 2016 (unaudited)	Year ended September 30, 2015

Operations:
Net investment income/(loss)	$8,813,277	$21,126,038
Net realized gain/(loss) on investments	(16,759,898)	208,690,584
Change in unrealized net appreciation/depreciation	32,448,548	(312,827,998)
Net Increase/(Decrease) in Net Assets Resulting from Operations	24,501,927	(83,011,376)
Dividends and Distributions to Shareholders:
Class A Shares	(169,113)	(101,448)
Class C Shares	(37,787)	(14,009)
Class D Shares	(10,936,000)	(14,817,350)
Class I Shares	(1,323,069)	(1,619,477)
Class R Shares	(21,407)	(15,485)
Class S Shares	(439,248)	(279,908)
Class T Shares	(7,101,298)	(9,346,521)
Net Decrease from Dividends and Distributions to Shareholders	(20,027,922)	(26,194,198)
Capital Share Transactions:
Class A Shares	1,639,994	9,297,450
Class C Shares	1,021,695	4,247,726
Class D Shares	(30,603,125)	(66,536,054)
Class I Shares	(4,243,141)	12,341,902
Class R Shares	185,900	2,829,102
Class S Shares	35,410,761	(1,954,816)
Class T Shares	(26,476,747)	(15,993,308)
Net Increase/(Decrease) from Capital Share Transactions	(23,064,663)	(55,767,998)
Net Increase/(Decrease) in Net Assets	(18,590,658)	(164,973,572)
Net Assets:
Beginning of period	2,475,850,117	2,640,823,689
End of period	$2,457,259,459	$2,475,850,117

Undistributed Net Investment Income/(Loss)	$1,862,724	$13,077,369

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Global Research Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014		2013	2012	2011
Net Asset Value, Beginning of Period	$60.53	$63.24	$56.34		$47.32	$39.39	$42.44
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.17(1)	0.45(1)	0.54(1)		0.20	0.25	0.35
Net realized and unrealized gain/(loss)	0.44	(2.62)	6.58		9.01	7.78	(2.96)
Total from Investment Operations	0.61	(2.17)	7.12		9.21	8.03	(2.61)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.45)	(0.54)	(0.22)		(0.19)	(0.10)	(0.44)
Distributions (from capital gains)	—	—	—		—	—	—
Redemption fees	N/A	N/A	N/A		N/A	—	—
Total Dividends and Distributions	(0.45)	(0.54)	(0.22)		(0.19)	(0.10)	(0.44)
Net Asset Value, End of Period	$60.69	$60.53	$63.24		$56.34	$47.32	$39.39
Total Return*	0.99%	(3.47)%	12.67%		19.55%	20.40%	(6.33)%
Net Assets, End of Period (in thousands)	$20,780	$19,370	$11,627		$11,746	$11,173	$2,144
Average Net Assets for the Period (in thousands)	$20,914	$15,993	$12,200		$12,240	$8,144	$1,645
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.97%	0.98%	0.97%		1.09%	1.20%	1.16%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.97%	0.98%	0.91%		1.03%	1.20%	1.16%
Ratio of Net Investment Income/(Loss)	0.56%	0.67%	0.88%		0.57%	0.55%	0.29%
Portfolio Turnover Rate	23%	51%	43%		67%	67%	78%
				1

Class C Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$59.41	$62.16	$55.58	$46.88	$39.27	$42.48
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.07)(1)	(0.07)(1)	0.07(1)	(0.07)	(0.03)	0.06
Net realized and unrealized gain/(loss)	0.44	(2.55)	6.51	8.77	7.64	(2.99)
Total from Investment Operations	0.37	(2.62)	6.58	8.70	7.61	(2.93)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)	(0.13)	—	—	—	(0.28)
Distributions (from capital gains)	—	—	—	—	—	—
Redemption fees	N/A	N/A	N/A	N/A	—	—
Total Dividends and Distributions	(0.16)	(0.13)	—	—	—	(0.28)
Net Asset Value, End of Period	$59.62	$59.41	$62.16	$55.58	$46.88	$39.27
Total Return*	0.62%	(4.23)%	11.84%	18.56%	19.38%	(7.02)%
Net Assets, End of Period (in thousands)	$10,688	$10,020	$6,513	$5,646	$2,971	$1,624
Average Net Assets for the Period (in thousands)	$11,150	$8,388	$6,091	$4,529	$2,064	$1,238
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.75%	1.74%	1.73%	1.86%	2.04%	1.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.75%	1.74%	1.67%	1.79%	2.04%	1.93%
Ratio of Net Investment Income/(Loss)	(0.23)%	(0.11)%	0.11%	(0.16)%	(0.40)%	(0.49)%
Portfolio Turnover Rate	23%	51%	43%	67%	67%	78%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	MARCH 31, 2016

Janus Global Research Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$59.84	$62.54	$55.69	$46.78	$38.91	$41.86
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.22(1)	0.52(1)	0.65(1)	0.32	0.25	0.21
Net realized and unrealized gain/(loss)	0.44	(2.57)	6.52	8.87	7.75	(2.76)
Total from Investment Operations	0.66	(2.05)	7.17	9.19	8.00	(2.55)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.50)	(0.65)	(0.32)	(0.28)	(0.13)	(0.40)
Distributions (from capital gains)	—	—	—	—	—	—
Redemption fees	N/A	N/A	N/A	N/A	—(2)	—(2)
Total Dividends and Distributions	(0.50)	(0.65)	(0.32)	(0.28)	(0.13)	(0.40)
Net Asset Value, End of Period	$60.00	$59.84	$62.54	$55.69	$46.78	$38.91
Total Return*	1.08%	(3.32)%	12.92%	19.76%	20.55%	(6.21)%
Net Assets, End of Period (in thousands)	$1,299,845	$1,326,990	$1,450,165	$1,365,936	$118,021	$104,911
Average Net Assets for the Period (in thousands)	$1,317,317	$1,485,766	$1,448,769	$771,544	$116,961	$124,160
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.79%	0.81%	0.77%	0.85%	1.03%	1.00%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.79%	0.81%	0.71%	0.74%	1.03%	1.00%
Ratio of Net Investment Income/(Loss)	0.75%	0.79%	1.07%	1.11%	0.56%	0.41%
Portfolio Turnover Rate	23%	51%	43%	67%	67%	78%

Class I Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$60.68	$63.41	$56.50	$47.45	$39.49	$42.51
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.25(1)	0.61(1)	0.72(1)	0.35	0.25	0.28
Net realized and unrealized gain/(loss)	0.46	(2.63)	6.58	9.05	7.87	(2.80)
Total from Investment Operations	0.71	(2.02)	7.30	9.40	8.12	(2.52)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.57)	(0.71)	(0.39)	(0.35)	(0.16)	(0.50)
Distributions (from capital gains)	—	—	—	—	—	—
Redemption fees	N/A	N/A	N/A	N/A	—(2)	—(2)
Total Dividends and Distributions	(0.57)	(0.71)	(0.39)	(0.35)	(0.16)	(0.50)
Net Asset Value, End of Period	$60.82	$60.68	$63.41	$56.50	$47.45	$39.49
Total Return*	1.14%	(3.22)%	12.98%	19.92%	20.59%	(6.10)%
Net Assets, End of Period (in thousands)	$139,488	$143,285	$137,266	$103,604	$59,140	$33,967
Average Net Assets for the Period (in thousands)	$141,415	$157,129	$120,064	$82,735	$41,438	$25,488
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.70%	0.70%	0.67%	0.80%	0.97%	0.96%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.70%	0.70%	0.62%	0.72%	0.97%	0.96%
Ratio of Net Investment Income/(Loss)	0.84%	0.92%	1.16%	0.91%	0.66%	0.52%
Portfolio Turnover Rate	23%	51%	43%	67%	67%	78%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Global Research Fund

Financial Highlights

Class R Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year or period ended September 30	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$59.97	$62.75	$55.95	$52.58
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.05(2)	0.17(2)	0.31(2)	0.03
Net realized and unrealized gain/(loss)	0.44	(2.59)	6.55	3.34
Total from Investment Operations	0.49	(2.42)	6.86	3.37
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)	(0.36)	(0.06)	—
Distributions (from capital gains)	—	—	—	—
Total Dividends and Distributions	(0.24)	(0.36)	(0.06)	—
Net Asset Value, End of Period	$60.22	$59.97	$62.75	$55.95
Total Return*	0.80%	(3.88)%	12.27%	6.41%
Net Assets, End of Period (in thousands)	$5,214	$5,025	$2,624	$1,567
Average Net Assets for the Period (in thousands)	$5,249	$3,859	$2,026	$1,373
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.37%	1.39%	1.35%	1.41%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.37%	1.39%	1.29%	1.30%
Ratio of Net Investment Income/(Loss)	0.17%	0.26%	0.51%	0.61%
Portfolio Turnover Rate	23%	51%	43%	67%

Class S Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$60.62	$63.33	$56.38	$47.36	$39.59	$42.57
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.14(2)	0.31(2)	0.45(2)	0.38	0.03	0.29
Net realized and unrealized gain/(loss)	0.43	(2.60)	6.62	8.77	7.93	(3.02)
Total from Investment Operations	0.57	(2.29)	7.07	9.15	7.96	(2.73)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.40)	(0.42)	(0.12)	(0.13)	(0.19)	(0.25)
Distributions (from capital gains)	—	—	—	—	—	—
Redemption fees	N/A	N/A	N/A	N/A	—	—
Total Dividends and Distributions	(0.40)	(0.42)	(0.12)	(0.13)	(0.19)	(0.25)
Net Asset Value, End of Period	$60.79	$60.62	$63.33	$56.38	$47.36	$39.59
Total Return*	0.93%	(3.64)%	12.56%	19.38%	20.13%	(6.50)%
Net Assets, End of Period (in thousands)	$73,576	$39,206	$42,894	$47,077	$3,895	$192
Average Net Assets for the Period (in thousands)	$61,734	$44,281	$45,522	$26,983	$3,136	$154
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.11%	1.13%	1.10%	1.17%	1.38%	1.35%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.11%	1.13%	1.04%	1.07%	1.38%	1.35%
Ratio of Net Investment Income/(Loss)	0.47%	0.47%	0.73%	0.79%	0.20%	0.21%
Portfolio Turnover Rate	23%	51%	43%	67%	67%	78%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from March 15, 2013 (inception date) through September 30, 2013.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	MARCH 31, 2016

Janus Global Research Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$59.77	$62.46	$55.62	$46.72	$38.85	$41.80
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.20(1)	0.48(1)	0.60(1)	0.38	0.22	0.12
Net realized and unrealized gain/(loss)	0.44	(2.57)	6.52	8.77	7.71	(2.70)
Total from Investment Operations	0.64	(2.09)	7.12	9.15	7.93	(2.58)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.46)	(0.60)	(0.28)	(0.25)	(0.06)	(0.37)
Distributions (from capital gains)	—	—	—	—	—	—
Redemption fees	N/A	N/A	N/A	N/A	—(2)	—(2)
Total Dividends and Distributions	(0.46)	(0.60)	(0.28)	(0.25)	(0.06)	(0.37)
Net Asset Value, End of Period	$59.95	$59.77	$62.46	$55.62	$46.72	$38.85
Total Return*	1.05%	(3.39)%	12.85%	19.66%	20.42%	(6.27)%
Net Assets, End of Period (in thousands)	$907,669	$931,954	$989,734	$941,836	$110,487	$93,622
Average Net Assets for the Period (in thousands)	$924,857	$1,026,731	$992,504	$557,218	$108,203	$118,574
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.87%	0.88%	0.85%	0.93%	1.12%	1.10%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.86%	0.87%	0.79%	0.81%	1.11%	1.10%
Ratio of Net Investment Income/(Loss)	0.67%	0.74%	1.00%	1.03%	0.49%	0.30%
Portfolio Turnover Rate	23%	51%	43%	67%	67%	78%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Global Research Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Global Research Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange

22	MARCH 31, 2016

Janus Global Research Fund

Notes to Financial Statements (unaudited)

(“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Janus Investment Fund	23

Janus Global Research Fund

Notes to Financial Statements (unaudited)

Financial assets of $677,122,298 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If

24	MARCH 31, 2016

Janus Global Research Fund

Notes to Financial Statements (unaudited)

the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. One or more countries may abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal

Janus Investment Fund	25

Janus Global Research Fund

Notes to Financial Statements (unaudited)

conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets
Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Deutsche Bank AG	$ 10,153,290	$ -	$ (10,153,290)	$ -

(a) Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements,

26	MARCH 31, 2016

Janus Global Research Fund

Notes to Financial Statements (unaudited)

money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of March 31, 2016, securities lending transactions accounted for as secured borrowings with an overnight and continuous

Janus Investment Fund	27

Janus Global Research Fund

Notes to Financial Statements (unaudited)

contractual maturity are $10,153,290. Gross amounts of recognized liabilities for securities lending (collateral received) as of March 31, 2016 is $10,409,550, resulting in the net amount due to the counterparty of $256,260.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.60%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the MSCI World IndexSM.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period, which is generally the previous 36 months.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended March 31, 2016, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.57%.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 1.07%. Janus Capital has agreed to continue the waiver until at least February 1, 2017. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

28	MARCH 31, 2016

Janus Global Research Fund

Notes to Financial Statements (unaudited)

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $367,532 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2016. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account

Janus Investment Fund	29

Janus Global Research Fund

Notes to Financial Statements (unaudited)

balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $92,975 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2016.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2016 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2016, Janus Distributors retained upfront sales charges of $3,888.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended March 31, 2016, redeeming shareholders of Class A Shares paid CDSCs of $1,940 to Janus Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2016, redeeming shareholders of Class C Shares paid CDSCs of $704.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended March 31, 2016, the Fund engaged in cross trades amounting to $357,345 in purchases and $2,537,930 in sales, resulting in a net realized gain of $730,139. The net realized gain is included in “Investments and foreign currency transactions” within the “Net Realized and Unrealized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

30	MARCH 31, 2016

Janus Global Research Fund

Notes to Financial Statements (unaudited)

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,310,029,676	$345,520,683	$(204,343,109)	$ 141,177,574

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2015, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended September 30, 2015
No Expiration
September 30, 2016	September 30, 2017	Short-Term	Long-Term	Accumulated Capital Losses
$ (3,861,909)	$ (391,038,366)	$ -	$ -	$ (394,900,275)

Janus Investment Fund	31

Janus Global Research Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended March 31, 2016		Year ended September 30, 2015
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	134,506	$ 8,176,106	186,047	$ 12,573,138
Reinvested dividends and distributions	2,316	144,033	1,467	92,694
Shares repurchased	(114,443)	(6,680,145)	(51,338)	(3,368,382)
Net Increase/(Decrease)	22,379	$ 1,639,994	136,176	$ 9,297,450
Class C Shares:
Shares sold	84,626	$ 5,218,966	81,262	$ 5,372,113
Reinvested dividends and distributions	509	31,190	198	12,349
Shares repurchased	(74,518)	(4,228,461)	(17,576)	(1,136,736)
Net Increase/(Decrease)	10,617	$ 1,021,695	63,884	$ 4,247,726
Class D Shares:
Shares sold	213,110	$ 12,691,958	573,908	$ 37,641,526
Reinvested dividends and distributions	171,366	10,528,744	229,935	14,345,625
Shares repurchased	(897,623)	(53,823,827)	(1,815,754)	(118,523,205)
Net Increase/(Decrease)	(513,147)	$(30,603,125)	(1,011,911)	$(66,536,054)
Class I Shares:
Shares sold	212,369	$ 12,866,792	809,844	$ 53,151,106
Reinvested dividends and distributions	19,788	1,232,000	24,827	1,569,556
Shares repurchased	(299,810)	(18,341,933)	(638,172)	(42,378,760)
Net Increase/(Decrease)	(67,653)	$ (4,243,141)	196,499	$ 12,341,902
Class R Shares:
Shares sold	17,968	$ 1,091,843	52,766	$ 3,519,001
Reinvested dividends and distributions	304	18,803	204	12,799
Shares repurchased	(15,479)	(924,746)	(11,005)	(702,698)
Net Increase/(Decrease)	2,793	$ 185,900	41,965	$ 2,829,102
Class S Shares:
Shares sold	754,892	$ 46,816,291	198,407	$ 13,187,918
Reinvested dividends and distributions	7,042	438,791	4,375	277,212
Shares repurchased	(198,352)	(11,844,321)	(233,356)	(15,419,946)
Net Increase/(Decrease)	563,582	$ 35,410,761	(30,574)	$ (1,954,816)
Class T Shares:
Shares sold	612,903	$ 36,524,551	1,357,684	$ 89,232,020
Reinvested dividends and distributions	113,181	6,950,424	146,749	9,149,779
Shares repurchased	(1,177,977)	(69,951,722)	(1,759,277)	(114,375,107)
Net Increase/(Decrease)	(451,893)	$(26,476,747)	(254,844)	$(15,993,308)

32	MARCH 31, 2016

Janus Global Research Fund

Notes to Financial Statements (unaudited)

6. Purchases and Sales of Investment Securities

For the period ended March 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$574,487,461	$ 601,724,579	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2016 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	33

Janus Global Research Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2015, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2016 through January 1 or February 1, 2017, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee

34	MARCH 31, 2016

Janus Global Research Fund

Additional Information (unaudited)

for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2015, approximately 70% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2015, approximately 61% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Janus Investment Fund	35

Janus Global Research Fund

Additional Information (unaudited)

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

36	MARCH 31, 2016

Janus Global Research Fund

Additional Information (unaudited)

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and INTECH had taken or were taking to improve performance.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and in the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Janus Investment Fund	37

Janus Global Research Fund

Additional Information (unaudited)

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

38	MARCH 31, 2016

Janus Global Research Fund

Additional Information (unaudited)

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers,

Janus Investment Fund	39

Janus Global Research Fund

Additional Information (unaudited)

was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 14% below the mean total expenses of their respective Broadridge Expense Group peers and 24% below the mean total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 19% below the mean for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the mean total expenses for its Broadridge Expense Group peers and to mean total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) by one estimation methodology, the fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to the estimated fee margins in the industry and relative to estimated fee margins of fund managers using Janus Capital as a subadviser.

The Trustees considered the fees for each Fund for its fiscal year ended in 2014, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

40	MARCH 31, 2016

Janus Global Research Fund

Additional Information (unaudited)

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

Janus Investment Fund	41

Janus Global Research Fund

Additional Information (unaudited)

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for one share class. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

42	MARCH 31, 2016

Janus Global Research Fund

Additional Information (unaudited)

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

Janus Investment Fund	43

Janus Global Research Fund

Additional Information (unaudited)

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services

44	MARCH 31, 2016

Janus Global Research Fund

Additional Information (unaudited)

provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant provided an analysis of economies of scale, which included discussion of analysis from prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 85% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 80% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	45

Janus Global Research Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

46	MARCH 31, 2016

Janus Global Research Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

Janus Investment Fund	47

Janus Global Research Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

48	MARCH 31, 2016

Janus Global Research Fund

Notes

NotesPage1

Janus Investment Fund	49

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0516-1653				125-24-93045 05-16

SEMIANNUAL REPORT March 31, 2016

Janus Global Select Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Global Select Fund

Janus Global Select Fund (unaudited)

FUND SNAPSHOT We believe investing in companies where the market underestimates free-cash-flow growth and using risk efficiently drives excess returns.	George Maris portfolio manager

PERFORMANCE OVERVIEW

For the six-month period ended March 31, 2016, Janus Global Select Fund’s Class T Shares returned -0.03% versus a return of 5.28% for the Fund’s benchmark, the MSCI All Country World Index.

INVESTMENT ENVIRONMENT

Concerns about the economic impact of China’s slowing growth and the possibility of a U.S. recession drove market activity for much of period, causing investors to seek safety in stable return areas of the market. Investors dramatically favored companies in noncyclical industries, while companies with exposure to the economic cycle experienced more pronounced selling pressure. In this fear-driven environment, sectors like utilities and consumer staples performed better than the broad market, as did companies with higher dividend yields. Reasonably priced growth stocks lagged as investors largely ignored fundamentals and flocked instead to the perceived safety of lackluster, but well-established companies.

PERFORMANCE DISCUSSION

The Fund’s financials and industrials holdings weighed most on relative returns. The banking sector was weighed down on fears of exposure to possible energy sector bankruptcies and perpetually low interest rates. This led to several of our banking holdings, including Deutsche Bank, Morgan Stanley, Citigroup, and Intesa Sanpaolo, being among the leading detractors for the period. The critical fear was that a dramatic slowdown in China would create a global financial crisis via commodity-related company defaults and competitive currency devaluations. The decline in the price of oil to multiyear lows was viewed as evincing the certainty of such a calamity. Consequently, despite strong capital levels, stable earnings and historically inexpensive valuations, share prices of most global financials struggled.

In addition, our position in Deutsche Bank was hurt by its exposure to the capital markets businesses and concerns relating its capital levels. Deutsche Bank also issued weaker-than-expected earnings, driven partly by write-offs related to its ongoing restructuring. We sold our position in the company during the period.

A positive source of relative performance was derived from our overweight and stock selection within the materials sector. In particular, our holdings in Air Products & Chemicals provided good returns over the period due to its strong earnings. The company benefited from the efforts of its new management team to dramatically improve operational efficiency. Under the new team, Air Products successfully increased pricing to be comparable with competitors, while also improving expenses and streamlining operations. These efforts generated solid earnings during the quarter, which helped drive its share price higher.

In other areas, athletic leisure wear company Lululemon Athletica was a leading contributor to performance. Lululemon is a market-share gainer demonstrating consistent year-over-year sales growth in the growing category of athletic leisure wear. We originally bought the stock last fall after its share price declined following disappointing earnings. The weak earnings were attributable to inventory issues, which based on our work, we concluded were a temporary issue. As time passed, the inventory issues were confirmed as ephemeral. Ultimately, this led to strong results as the company’s underlying earnings power was reconfirmed.

Youku Tudou, Inc. was another top contributor to performance. Youku Tudou is China’s leading Internet television platform, similar to YouTube. The company’s share price rose in November following an announcement it would be acquired by an affiliate of Alibaba Group for a substantial premium.

Janus Investment Fund	1

Janus Global Select Fund (unaudited)

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

When markets are behaviorally dislocated and ignore fundamentals, opportunities exist. Over the past several quarters, the stock market was highly reactionary, with investors seeing fear to an extent we cannot justify. While we think China’s economy is slowing, we do not believe China is bound for financial collapse given its resources and high level of capital reserves. We expect it to weather its current slowdown as we disagree with prognostications of a Chinese economic and equity market apocalypse. As China stabilizes and as we see emerging signs of growth in the U.S. and Europe, we expect stock market valuations to return to more reasonable levels.

Our response to irrational markets is not to adjust our investment discipline or time horizon, but rather to hold the course of our time-tested discipline and continue to look for mispriced stocks based on through-cycle opportunities. We see extraordinary buying opportunities for the Fund among undervalued companies with sound fundamentals across a range of sectors. As markets become less reactionary to short-term factors and therefore less defensive, we believe our portfolio will be well positioned to outperform.

Thank you for your continued investment in Janus Global Select Fund.

2	MARCH 31, 2016

Janus Global Select Fund (unaudited)

Fund At A Glance

March 31, 2016

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Lululemon Athletica, Inc.	0.65%	Deutsche Bank AG	-0.67%
	PPG Industries, Inc.	0.58%	Citigroup, Inc.	-0.59%
	Youku Tudou, Inc. (ADR)	0.50%	Morgan Stanley	-0.56%
	Air Products & Chemicals, Inc.	0.47%	Kansas City Southern	-0.46%
	Nippon Telegraph & Telephone Corp.	0.38%	Intesa Sanpaolo SpA	-0.45%

	5 Top Performers - Sectors*
			Fund Weighting	MSCI All Country World Index℠
		Fund Contribution	(Average % of Equity)	Weighting
	Materials	0.48%	6.77%	4.64%
	Health Care	0.06%	11.64%	12.22%
	Energy	-0.08%	5.33%	6.51%
	Other**	-0.10%	2.20%	0.00%
	Telecommunication Services	-0.11%	3.77%	3.82%

	5 Bottom Performers - Sectors*
			Fund Weighting	MSCI All Country World Index℠
		Fund Contribution	(Average % of Equity)	Weighting
	Financials	-3.63%	22.36%	21.06%
	Industrials	-0.56%	7.89%	10.38%
	Consumer Staples	-0.35%	7.90%	10.43%
	Information Technology	-0.29%	16.03%	14.74%
	Consumer Discretionary	-0.19%	13.07%	12.93%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Global Select Fund (unaudited)

Fund At A Glance

March 31, 2016

5 Largest Equity Holdings - (% of Net Assets)
Air Products & Chemicals, Inc.
Chemicals	3.5%
Citigroup, Inc.
Commercial Banks	3.3%
Diageo PLC
Beverages	3.2%
AIA Group, Ltd.
Insurance	3.0%
PPG Industries, Inc.
Chemicals	2.6%
15.6%

Asset Allocation - (% of Net Assets)
Common Stocks	96.3%
Preferred Stocks	1.6%
Investment Companies	1.3%
Warrants	0.0%
Other	0.8%
100.0%

Emerging markets comprised 8.7% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2016	As of September 30, 2015

4	MARCH 31, 2016

Janus Global Select Fund (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2016						per the January 28, 2016 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	-0.13%	-11.79%	0.44%	3.37%	1.68%	0.97%
Class A Shares at MOP	-5.89%	-16.88%	-0.74%	2.76%	1.30%
Class C Shares at NAV	-0.50%	-12.51%	-0.38%	2.53%	0.90%	1.80%
Class C Shares at CDSC	-1.49%	-13.38%	-0.38%	2.53%	0.90%
Class D Shares(1)	-0.06%	-11.66%	0.64%	3.51%	1.78%	0.87%
Class I Shares	0.06%	-11.53%	0.74%	3.47%	1.75%	0.72%
Class R Shares	-0.26%	-12.12%	0.05%	2.93%	1.26%	1.43%
Class S Shares	-0.14%	-11.90%	0.40%	3.24%	1.54%	1.18%
Class T Shares	-0.03%	-11.63%	0.58%	3.47%	1.75%	0.92%
MSCI All Country World Index℠	5.28%	-4.34%	5.22%	4.08%	3.14%
Morningstar Quartile - Class T Shares	-	4th	4th	3rd	4th
Morningstar Ranking - based on total returns for World Stock Funds	-	1,210/1,258	859/884	424/616	341/397

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Janus Investment Fund	5

Janus Global Select Fund (unaudited)

Performance

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility, lower liquidity and differing financial and information reporting standards, all of which are magnified in emerging markets.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund's commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund's prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2016 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – June 30, 2000

(1) Closed to certain new investors.

6	MARCH 31, 2016

Janus Global Select Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/15)	Ending Account Value (3/31/16)	Expenses Paid During Period (10/1/15 - 3/31/16)†	Beginning Account Value (10/1/15)	Ending Account Value (3/31/16)	Expenses Paid During Period (10/1/15 - 3/31/16)†	Net Annualized Expense Ratio (10/1/15 - 3/31/16)
Class A Shares	$1,000.00	$998.70	$5.25	$1,000.00	$1,019.75	$5.30	1.05%
Class C Shares	$1,000.00	$995.00	$9.23	$1,000.00	$1,015.75	$9.32	1.85%
Class D Shares	$1,000.00	$999.40	$4.40	$1,000.00	$1,020.60	$4.45	0.88%
Class I Shares	$1,000.00	$1,000.60	$3.75	$1,000.00	$1,021.25	$3.79	0.75%
Class R Shares	$1,000.00	$997.40	$7.24	$1,000.00	$1,017.75	$7.31	1.45%
Class S Shares	$1,000.00	$998.60	$5.90	$1,000.00	$1,019.10	$5.96	1.18%
Class T Shares	$1,000.00	$999.70	$4.65	$1,000.00	$1,020.35	$4.70	0.93%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Global Select Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares		Value
Common Stocks – 96.3%
Aerospace & Defense – 2.4%
Northrop Grumman Corp.	126,086	$24,952,419
Safran SA	267,603	18,717,627
		43,670,046
Airlines – 2.4%
United Continental Holdings, Inc.*	737,982	44,175,603
Auto Components – 1.0%
NGK Spark Plug Co., Ltd.	993,200	19,011,400
Automobiles – 1.5%
Chongqing Changan Automobile Co., Ltd. - Class Aß	4,899,880	11,947,416
Hyundai Motor Co.	122,506	16,339,133
		28,286,549
Beverages – 5.3%
Coca-Cola Co.	834,039	38,691,069
Diageo PLC	2,152,458	58,155,744
		96,846,813
Biotechnology – 3.2%
AbbVie, Inc.	523,383	29,895,637
Amgen, Inc.	199,425	29,899,790
		59,795,427
Capital Markets – 2.9%
Blackstone Group LP	402,139	11,279,999
Morgan Stanley	1,702,622	42,582,576
		53,862,575
Chemicals – 6.1%
Air Products & Chemicals, Inc.	446,374	64,300,175
PPG Industries, Inc.	425,594	47,449,475
		111,749,650
Commercial Banks – 9.9%
Banca Popolare di Milano Scarl	19,781,383	13,829,437
BNP Paribas SA	581,108	29,241,506
Citigroup, Inc.	1,445,777	60,361,190
Intesa Sanpaolo SpA	11,274,423	31,220,571
Mitsubishi UFJ Financial Group, Inc.	7,596,700	35,205,537
Permanent TSB Group Holdings PLC*	3,727,565	11,539,307
		181,397,548
Consumer Finance – 0.7%
Synchrony Financial*	469,232	13,448,189
Diversified Telecommunication Services – 2.2%
Nippon Telegraph & Telephone Corp.	930,200	40,074,732
Electric Utilities – 1.3%
Brookfield Infrastructure Partners LP	554,574	23,364,203
Electrical Equipment – 0.8%
EnerSys	265,778	14,809,150
Energy Equipment & Services – 0.9%
Schlumberger, Ltd. (U.S. Shares)	231,915	17,103,731
Food & Staples Retailing – 1.4%
Kroger Co.	667,216	25,521,012
Food Products – 1.1%
Mead Johnson Nutrition Co.	228,207	19,390,749
Health Care Equipment & Supplies – 1.8%
Boston Scientific Corp.*	1,732,609	32,590,375
Hotels, Restaurants & Leisure – 3.8%
GVC Holdings PLC	4,391,888	31,849,040
Norwegian Cruise Line Holdings, Ltd.*	687,809	38,028,960
		69,878,000
Independent Power and Renewable Electricity Producers – 2.2%
NRG Energy, Inc.	3,168,241	41,218,815
Information Technology Services – 0.8%
Worldpay Group PLC*	3,535,179	13,965,475

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2016

Janus Global Select Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares		Value
Common Stocks – (continued)
Insurance – 3.0%
AIA Group, Ltd.	9,730,800	$55,132,544
Internet & Catalog Retail – 0.7%
Ctrip.com International, Ltd. (ADR)*	280,687	12,423,207
Internet Software & Services – 4.6%
Alibaba Group Holding, Ltd. (ADR)*	490,336	38,751,254
Alphabet, Inc. - Class C	44,290	32,993,835
Auto Trader Group PLC (144A)	2,449,008	13,715,401
		85,460,490
Metals & Mining – 1.1%
Rio Tinto, Ltd.	593,238	19,409,358
Multiline Retail – 1.3%
Dollar General Corp.	286,061	24,486,822
Oil, Gas & Consumable Fuels – 4.5%
MEG Energy Corp.*	1,547,861	7,807,246
Petroleo Brasileiro SA (ADR)*	1,803,167	10,530,495
Total SA	1,017,138	46,357,155
Valero Energy Corp.	284,629	18,256,104
		82,951,000
Pharmaceuticals – 5.4%
Allergan PLC*	80,946	21,695,956
AstraZeneca PLC	426,784	23,916,892
Bristol-Myers Squibb Co.	517,154	33,035,798
Mallinckrodt PLC*	346,732	21,247,737
		99,896,383
Real Estate Investment Trusts (REITs) – 1.0%
Activia Properties, Inc.	3,493	18,127,717
Road & Rail – 0.6%
Kansas City Southern	127,714	10,913,161
Semiconductor & Semiconductor Equipment – 3.9%
ARM Holdings PLC	1,632,943	23,777,308
ON Semiconductor Corp.*	3,649,265	34,996,451
Sumco Corp.	2,199,621	13,839,258
		72,613,017
Software – 2.8%
Adobe Systems, Inc.*	207,526	19,465,939
Nexon Co., Ltd.	1,079,900	18,415,783
Salesforce.com, Inc.*	197,523	14,583,123
		52,464,845
Specialty Retail – 0.9%
L'Occitane International SA	8,898,750	15,876,900
Technology Hardware, Storage & Peripherals – 3.2%
Apple, Inc.	240,639	26,227,245
Samsung Electronics Co., Ltd.	29,278	33,595,186
		59,822,431
Textiles, Apparel & Luxury Goods – 4.1%
Lululemon Athletica, Inc.*	638,359	43,223,288
Prada SpA	1,100,300	3,787,241
Samsonite International SA	8,283,600	27,764,706
		74,775,235
Thrifts & Mortgage Finance – 3.1%
LIC Housing Finance, Ltd.	2,749,782	20,478,801
MGIC Investment Corp.*	4,850,928	37,206,618
		57,685,419
Tobacco – 0.2%
British American Tobacco PLC	57,405	3,371,528
Trading Companies & Distributors – 2.3%
Brenntag AG	737,253	42,106,216
Wireless Telecommunication Services – 1.9%
T-Mobile US, Inc.*	463,296	17,744,237

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Global Select Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares		Value
Common Stocks – (continued)
Wireless Telecommunication Services – (continued)
Tower Bersama Infrastructure Tbk PT*	37,443,900	$16,454,977
		34,199,214
Total Common Stocks (cost $1,707,090,137)		1,771,875,529
Preferred Stocks – 1.6%
Automobiles – 0.6%
Volkswagen AG	91,451	11,637,251
Pharmaceuticals – 1.0%
Teva Pharmaceutical Industries, Ltd., 7.0000%	20,238	17,889,178
Total Preferred Stocks (cost $37,347,282)		29,526,429
Warrants – 0%
Health Care Providers & Services – 0%
HealthSouth Corp., expires 1/17/17* (cost $35,920)	14,843	30,428
Investment Companies – 1.3%
Money Markets – 1.3%
Janus Cash Liquidity Fund LLC, 0.3874%ºº,£ (cost $22,672,079)	22,672,079	22,672,079
Total Investments (total cost $1,767,145,418) – 99.2%		1,824,104,465
Cash, Receivables and Other Assets, net of Liabilities – 0.8%		15,288,604
Net Assets – 100%		$1,839,393,069

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$974,477,735	53.4%
United Kingdom	168,751,388	9.3
Japan	144,674,427	7.9
France	110,193,188	6.0
Hong Kong	82,897,250	4.5
China	63,121,877	3.5
Germany	53,743,467	3.0
South Korea	49,934,319	2.7
Italy	48,837,249	2.7
Canada	31,171,449	1.7
India	20,478,801	1.1
Australia	19,409,358	1.1
Israel	17,889,178	1.0
Indonesia	16,454,977	0.9
Ireland	11,539,307	0.6
Brazil	10,530,495	0.6

Total	$1,824,104,465	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2016

Janus Global Select Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country World IndexSM

An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
U.S. Shares	Securities of foreign companies trading on an American stock exchange.

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2016 is $13,715,401, which represents 0.7% of net assets.

*	Non-income producing security.

ß	Security is illiquid.

ºº	Rate shown is the 7-day yield as of March 31, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2016. Unless otherwise indicated, all information in the table is for the period ended March 31, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/15	Purchases	Sales	at 3/31/16	Gain/(Loss)	Income	at 3/31/16

Janus Cash Collateral Fund LLC	—	41,038,722	(41,038,722)	—	$—	$73,732(1)	$—
Janus Cash Liquidity Fund LLC	23,057,000	277,673,298	(278,058,219)	22,672,079	—	37,378	22,672,079

Total					$—	$111,110	$22,672,079
(1) Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of March 31, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$ 1,771,875,529	$ -	$ -
Preferred Stocks	-	29,526,429	-
Warrants	30,428	-	-
Investment Companies	-	22,672,079	-
Total Assets	$ 1,771,905,957	$ 52,198,508	$ -

Janus Investment Fund	11

Janus Global Select Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2016

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$1,767,145,418
Unaffiliated investments, at value	1,801,432,386
Affiliated investments, at value	22,672,079
Cash	5,520
Restricted cash (Note 1)	10,677,170
Cash denominated in foreign currency(1)	5,641,257
Non-interested Trustees' deferred compensation	35,273
Receivables:
Dividends	4,617,054
Foreign tax reclaims	1,457,921
Investments sold	874,996
Fund shares sold	295,651
Dividends from affiliates	8,425
Other assets	97,147
Total Assets	1,847,814,879
Liabilities:
Payables:	—
Investments purchased	5,641,257
Fund shares repurchased	1,096,397
Advisory fees	978,743
Transfer agent fees and expenses	361,381
Non-interested Trustees' deferred compensation fees	35,273
Fund administration fees	14,528
Non-interested Trustees' fees and expenses	12,386
Professional fees	9,120
12b-1 Distribution and shareholder servicing fees	3,899
Custodian fees	1,728
Accrued expenses and other payables	267,098
Total Liabilities	8,421,810
Net Assets	$1,839,393,069

See Notes to Financial Statements.

12	MARCH 31, 2016

Janus Global Select Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2016

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,227,305,573
Undistributed net investment income/(loss)	70,204
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(444,261,285)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	56,278,577
Total Net Assets	$1,839,393,069
Net Assets - Class A Shares	$4,664,365
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	380,027
Net Asset Value Per Share(2)	$12.27
Maximum Offering Price Per Share(3)	$13.02
Net Assets - Class C Shares	$3,234,179
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	270,369
Net Asset Value Per Share(2)	$11.96
Net Assets - Class D Shares	$1,345,476,945
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	110,382,215
Net Asset Value Per Share	$12.19
Net Assets - Class I Shares	$22,705,461
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,858,094
Net Asset Value Per Share	$12.22
Net Assets - Class R Shares	$307,568
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	25,273
Net Asset Value Per Share	$12.17
Net Assets - Class S Shares	$327,722
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	26,557
Net Asset Value Per Share	$12.34
Net Assets - Class T Shares	$462,676,829
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	37,895,525
Net Asset Value Per Share	$12.21

(1) Includes cost of $5,641,257.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Global Select Fund

Statement of Operations (unaudited)

For the period ended March 31, 2016

Investment Income:
Dividends	$14,072,011
Affiliated securities lending income, net	73,732
Dividends from affiliates	37,378
Other income	20,484
Foreign tax withheld	(594,188)
Total Investment Income	13,609,417
Expenses:
Advisory fees	6,051,910
12b-1Distribution and shareholder servicing fees:
Class A Shares	6,239
Class C Shares	16,934
Class R Shares	775
Class S Shares	433
Transfer agent administrative fees and expenses:
Class D Shares	828,380
Class R Shares	388
Class S Shares	433
Class T Shares	597,223
Transfer agent networking and omnibus fees:
Class A Shares	2,582
Class C Shares	2,471
Class I Shares	7,290
Other transfer agent fees and expenses:
Class A Shares	314
Class C Shares	261
Class D Shares	263,091
Class I Shares	633
Class R Shares	24
Class S Shares	23
Class T Shares	5,420
Shareholder reports expense	310,595
Fund administration fees	79,200
Registration fees	64,193
Professional fees	35,939
Non-interested Trustees’ fees and expenses	25,508
Custodian fees	24,131
Other expenses	126,450
Total Expenses	8,450,840
Less: Excess Expense Reimbursement	(13,833)
Net Expenses	8,437,007
Net Investment Income/(Loss)	5,172,410
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(49,342,253)
Total Net Realized Gain/(Loss) on Investments	(49,342,253)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	43,846,215
Total Change in Unrealized Net Appreciation/Depreciation	43,846,215
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(323,628)

See Notes to Financial Statements.

14	MARCH 31, 2016

Janus Global Select Fund

Statements of Changes in Net Assets

	Period ended March 31, 2016 (unaudited)	Year ended September 30, 2015

Operations:
Net investment income/(loss)	$5,172,410	$14,812,875
Net realized gain/(loss) on investments	(49,342,253)	237,909,432
Change in unrealized net appreciation/depreciation	43,846,215	(366,036,749)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(323,628)	(113,314,442)
Dividends and Distributions to Shareholders:
Class A Shares	(47,857)	(31,705)
Class D Shares	(15,365,305)	(11,660,980)
Class I Shares	(314,685)	(292,555)
Class R Shares	(765)	(401)
Class S Shares	(2,040)	(2,105)
Class T Shares	(5,024,882)	(3,748,301)
Net Decrease from Dividends and Distributions to Shareholders	(20,755,534)	(15,736,047)
Capital Share Transactions:
Class A Shares	(271,822)	(246,469)
Class C Shares	(218,004)	(186,512)
Class D Shares	(42,504,680)	(117,260,287)
Class I Shares	(1,659,979)	(9,746,497)
Class R Shares	(15,157)	(214,186)
Class S Shares	(55,186)	(9,860)
Class T Shares	(18,565,734)	(48,961,988)
Net Increase/(Decrease) from Capital Share Transactions	(63,290,562)	(176,625,799)
Net Increase/(Decrease) in Net Assets	(84,369,724)	(305,676,288)
Net Assets:
Beginning of period	1,923,762,793	2,229,439,081
End of period	$1,839,393,069	$1,923,762,793

Undistributed Net Investment Income/(Loss)	$70,204	$15,653,328

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Global Select Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014		2013	2012	2011
Net Asset Value, Beginning of Period	$12.40	$13.27	$11.69		$9.35	$9.14	$10.99
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.02(1)	0.08(1)	0.07(1)		0.07	0.06	0.19
Net realized and unrealized gain/(loss)	(0.03)	(0.88)	1.51		2.27	0.22	(1.93)
Total from Investment Operations	(0.01)	(0.80)	1.58		2.34	0.28	(1.74)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.07)	—		—	(0.07)	(0.11)
Distributions (from capital gains)	—	—	—		—	—	—
Total Dividends and Distributions	(0.12)	(0.07)	—		—	(0.07)	(0.11)
Net Asset Value, End of Period	$12.27	$12.40	$13.27		$11.69	$9.35	$9.14
Total Return*	(0.13)%	(6.03)%	13.52%		25.03%	3.11%	(16.04)%
Net Assets, End of Period (in thousands)	$4,664	$5,007	$5,606		$7,427	$11,777	$21,288
Average Net Assets for the Period (in thousands)	$4,928	$5,786	$6,593		$9,256	$17,151	$34,871
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.05%	0.97%	1.05%		1.18%	1.20%	1.08%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.05%	0.97%	1.05%		1.17%	1.18%	1.08%
Ratio of Net Investment Income/(Loss)	0.38%	0.58%	0.51%		0.23%	0.13%	0.48%
Portfolio Turnover Rate	30%	62%	55%		53%	182%	138%
				1

Class C Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.02	$12.90	$11.48	$9.25	$9.04	$10.89
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.02)(1)	(0.03)(1)	(0.04)(1)	(0.17)	(0.09)	0.10
Net realized and unrealized gain/(loss)	(0.04)	(0.85)	1.46	2.40	0.30	(1.91)
Total from Investment Operations	(0.06)	(0.88)	1.42	2.23	0.21	(1.81)
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	(0.04)
Distributions (from capital gains)	—	—	—	—	—	—
Total Dividends and Distributions	—	—	—	—	—	(0.04)
Net Asset Value, End of Period	$11.96	$12.02	$12.90	$11.48	$9.25	$9.04
Total Return*	(0.50)%	(6.82)%	12.37%	24.11%	2.32%	(16.68)%
Net Assets, End of Period (in thousands)	$3,234	$3,471	$3,920	$4,333	$5,985	$10,384
Average Net Assets for the Period (in thousands)	$3,385	$3,866	$4,224	$4,976	$9,087	$16,160
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.85%	1.80%	1.88%	1.94%	1.96%	1.81%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.85%	1.80%	1.88%	1.93%	1.93%	1.81%
Ratio of Net Investment Income/(Loss)	(0.40)%	(0.25)%	(0.29)%	(0.54)%	(0.61)%	(0.23)%
Portfolio Turnover Rate	30%	62%	55%	53%	182%	138%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

16	MARCH 31, 2016

Janus Global Select Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.33	$13.20	$11.68	$9.37	$9.17	$11.01
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(1)	0.09(1)	0.09(1)	0.06	0.07	0.22
Net realized and unrealized gain/(loss)	(0.03)	(0.86)	1.49	2.31	0.24	(1.93)
Total from Investment Operations	—	(0.77)	1.58	2.37	0.31	(1.71)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.10)	(0.06)	(0.06)	(0.11)	(0.13)
Distributions (from capital gains)	—	—	—	—	—	—
Redemption fees	N/A	N/A	N/A	N/A	—(2)	—(2)
Total Dividends and Distributions	(0.14)	(0.10)	(0.06)	(0.06)	(0.11)	(0.13)
Net Asset Value, End of Period	$12.19	$12.33	$13.20	$11.68	$9.37	$9.17
Total Return*	(0.06)%	(5.90)%	13.55%	25.38%	3.42%	(15.80)%
Net Assets, End of Period (in thousands)	$1,345,477	$1,403,376	$1,615,507	$1,548,438	$1,455,243	$1,611,690
Average Net Assets for the Period (in thousands)	$1,380,634	$1,615,199	$1,627,022	$1,508,289	$1,672,075	$2,155,890
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.88%	0.87%	0.86%	0.91%	0.90%	0.85%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.88%	0.87%	0.86%	0.91%	0.89%	0.85%
Ratio of Net Investment Income/(Loss)	0.56%	0.68%	0.74%	0.54%	0.48%	0.73%
Portfolio Turnover Rate	30%	62%	55%	53%	182%	138%

Class I Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.37	$13.24	$11.72	$9.37	$9.17	$11.03
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.04(1)	0.11(1)	0.11(1)	0.07	0.08	0.21
Net realized and unrealized gain/(loss)	(0.03)	(0.87)	1.49	2.32	0.22	(1.92)
Total from Investment Operations	0.01	(0.76)	1.60	2.39	0.30	(1.71)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)	(0.11)	(0.08)	(0.04)	(0.10)	(0.15)
Distributions (from capital gains)	—	—	—	—	—	—
Redemption fees	N/A	N/A	N/A	N/A	—(2)	—(2)
Total Dividends and Distributions	(0.16)	(0.11)	(0.08)	(0.04)	(0.10)	(0.15)
Net Asset Value, End of Period	$12.22	$12.37	$13.24	$11.72	$9.37	$9.17
Total Return*	0.06%	(5.79)%	13.73%	25.63%	3.30%	(15.83)%
Net Assets, End of Period (in thousands)	$22,705	$24,648	$35,503	$33,056	$16,902	$26,051
Average Net Assets for the Period (in thousands)	$23,840	$34,328	$34,589	$24,652	$24,543	$47,794
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.75%	0.72%	0.73%	0.76%	0.95%	0.84%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.75%	0.72%	0.73%	0.76%	0.93%	0.84%
Ratio of Net Investment Income/(Loss)	0.68%	0.83%	0.87%	0.89%	0.41%	0.69%
Portfolio Turnover Rate	30%	62%	55%	53%	182%	138%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Global Select Fund

Financial Highlights

Class R Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.23	$13.09	$11.59	$9.30	$9.09	$10.94
Income/(Loss) from Investment Operations:
Net investment income/(loss)	—(1)(2)	—(1)(2)	0.02(1)	(0.09)	—(2)	0.13
Net realized and unrealized gain/(loss)	(0.03)	(0.85)	1.48	2.38	0.26	(1.90)
Total from Investment Operations	(0.03)	(0.85)	1.50	2.29	0.26	(1.77)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	(0.01)	—	—	(0.05)	(0.08)
Distributions (from capital gains)	—	—	—	—	—	—
Redemption fees	N/A	N/A	N/A	N/A	—(3)	—(3)
Total Dividends and Distributions	(0.03)	(0.01)	—	—	(0.05)	(0.08)
Net Asset Value, End of Period	$12.17	$12.23	$13.09	$11.59	$9.30	$9.09
Total Return*	(0.26)%	(6.50)%	12.94%	24.62%	2.85%	(16.35)%
Net Assets, End of Period (in thousands)	$308	$325	$560	$919	$1,915	$2,159
Average Net Assets for the Period (in thousands)	$310	$406	$792	$1,696	$2,253	$3,171
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.45%	1.43%	1.44%	1.46%	1.47%	1.46%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.45%	1.43%	1.44%	1.46%	1.47%	1.46%
Ratio of Net Investment Income/(Loss)	—(4)	—(4)	0.13%	(0.09)%	(0.14)%	0.13%
Portfolio Turnover Rate	30%	62%	55%	53%	182%	138%

Class S Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.43	$13.32	$11.76	$9.48	$9.17	$10.98
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.02(1)	0.06(1)	0.04(1)	0.16	0.04	0.29
Net realized and unrealized gain/(loss)	(0.03)	(0.89)	1.52	2.20	0.27	(2.05)
Total from Investment Operations	(0.01)	(0.83)	1.56	2.36	0.31	(1.76)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.06)	—	(0.08)	—	(0.05)
Distributions (from capital gains)	—	—	—	—	—	—
Redemption fees	N/A	N/A	N/A	N/A	—(3)	—(3)
Total Dividends and Distributions	(0.08)	(0.06)	—	(0.08)	—	(0.05)
Net Asset Value, End of Period	$12.34	$12.43	$13.32	$11.76	$9.48	$9.17
Total Return*	(0.14)%	(6.23)%	13.27%	25.00%	3.38%	(16.12)%
Net Assets, End of Period (in thousands)	$328	$383	$424	$733	$1,120	$802
Average Net Assets for the Period (in thousands)	$347	$452	$542	$1,071	$1,238	$7,522
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.20%	1.18%	1.19%	1.21%	0.74%(5)	1.21%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.18%	1.15%	1.16%	1.18%	0.73%(5)	1.21%
Ratio of Net Investment Income/(Loss)	0.25%	0.41%	0.34%	0.22%	0.68%	0.14%
Portfolio Turnover Rate	30%	62%	55%	53%	182%	138%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

(4) Less than 0.005%.

(5) A non-recurring expense adjustment impacted the Ratio of Gross Expenses and Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets. The ratio would be 1.22% and 1.21%, respectively, without the inclusion of the nonrecurring expense adjustment.

See Notes to Financial Statements.

18	MARCH 31, 2016

Janus Global Select Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.34	$13.21	$11.69	$9.37	$9.16	$11.01
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(1)	0.09(1)	0.09(1)	0.05	0.06	0.20
Net realized and unrealized gain/(loss)	(0.03)	(0.87)	1.48	2.32	0.25	(1.93)
Total from Investment Operations	—	(0.78)	1.57	2.37	0.31	(1.73)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.09)	(0.05)	(0.05)	(0.10)	(0.12)
Distributions (from capital gains)	—	—	—	—	—	—
Redemption fees	N/A	N/A	N/A	N/A	—(2)	—(2)
Total Dividends and Distributions	(0.13)	(0.09)	(0.05)	(0.05)	(0.10)	(0.12)
Net Asset Value, End of Period	$12.21	$12.34	$13.21	$11.69	$9.37	$9.16
Total Return*	(0.03)%	(5.95)%	13.46%	25.33%	3.38%	(15.97)%
Net Assets, End of Period (in thousands)	$462,677	$486,552	$567,919	$595,722	$653,810	$831,865
Average Net Assets for the Period (in thousands)	$477,778	$561,476	$596,800	$616,392	$811,160	$1,277,525
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.94%	0.92%	0.93%	0.96%	0.97%	0.96%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.93%	0.91%	0.92%	0.95%	0.97%	0.96%
Ratio of Net Investment Income/(Loss)	0.51%	0.64%	0.67%	0.49%	0.39%	0.59%
Portfolio Turnover Rate	30%	62%	55%	53%	182%	138%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Global Select Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Global Select Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60

20	MARCH 31, 2016

Janus Global Select Fund

Notes to Financial Statements (unaudited)

days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $581,331,754 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Janus Investment Fund	21

Janus Global Select Fund

Notes to Financial Statements (unaudited)

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

22	MARCH 31, 2016

Janus Global Select Fund

Notes to Financial Statements (unaudited)

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash

As of March 31, 2016, the Fund has restricted cash in the amount of $10,677,170. The restricted cash represents collateral pledged in relation to investment quota for China A Shares. The carrying value of the restricted cash approximates fair value.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Janus Investment Fund	23

Janus Global Select Fund

Notes to Financial Statements (unaudited)

China A Shares

The Chinese government may permit a foreign investor to invest in China A Shares as a licensed Qualified Foreign Institutional Investor (“QFII”). QFII licenses are granted by the China Securities Regulatory Commission and an investment quota is granted by the State Administration of Foreign Exchange. Janus Capital has been granted a QFII license and an investment quota.

People’s Republic of China (“PRC”) regulations require QFIIs to entrust assets held in the PRC and to interact with government agencies through a China-based qualified custodian bank. Assets attributable to clients of Janus Capital will be held by the custodian in foreign exchange accounts and securities accounts in the joint name of Janus Capital and its clients, although the terms of the custody agreement make clear that the contents of the accounts belong to the clients, and not to Janus Capital.

During the period ended March 31, 2016, Janus Capital, in its capacity as a QFII, invested in China A Shares on behalf of the Fund. With respect to direct China A Shares investments, as a general matter, any capital invested and profits generated cannot be repatriated for a minimum of one year. Repatriation of any invested capital is subject to approval by the regulator. Additionally, any repatriation of profits would be subject to an audit by a registered accountant in China, and subject to regulatory approval. In light of the foregoing, the Fund’s investment in China A Shares would be subject to the Fund’s limit of investing up to 15% of its net assets in illiquid investments. Current Chinese tax law is unclear whether capital gains realized on the Fund’s investments in China A shares will be subject to tax. Because management believes it is more likely than not that Chinese capital gains tax ultimately will not be imposed, the Fund does not accrue for such taxes.

As of March 31, 2016, the Fund has available investment quota of $10,677,170. The Fund is subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances and may incur substantial delays in gaining access to its assets.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64%.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to

24	MARCH 31, 2016

Janus Global Select Fund

Notes to Financial Statements (unaudited)

the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 1.02%. Janus Capital has agreed to continue the waiver until at least February 1, 2017. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial

Janus Investment Fund	25

Janus Global Select Fund

Notes to Financial Statements (unaudited)

intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $367,532 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2016. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $92,975 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2016.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2016 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2016, Janus Distributors retained upfront sales charges of $398.

26	MARCH 31, 2016

Janus Global Select Fund

Notes to Financial Statements (unaudited)

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended March 31, 2016.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2016, redeeming shareholders of Class C Shares paid CDSCs of $60.

As of March 31, 2016, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	41	1
Class R Shares	-	-
Class S Shares	-	-
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended March 31, 2016, the Fund engaged in cross trades amounting to $1,629,713 in purchases and $4,524,296 in sales, resulting in a net realized loss of $83,269. The net realized loss is included in “Investments and foreign currency transactions” within the “Net Realized and Unrealized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

Janus Investment Fund	27

Janus Global Select Fund

Notes to Financial Statements (unaudited)

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,770,364,421	$210,295,030	$(156,554,986)	$ 53,740,044

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2015, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended September 30, 2015

September 30, 2016	September 30, 2017	Accumulated Capital Losses

$ (1,787,706)	$ (393,456,699)	$ (395,244,405)

28	MARCH 31, 2016

Janus Global Select Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended March 31, 2016		Year ended September 30, 2015
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	26,972	$ 352,864	63,695	$ 885,516
Reinvested dividends and distributions	3,720	47,134	2,369	31,270
Shares repurchased	(54,394)	(671,820)	(84,808)	(1,163,255)
Net Increase/(Decrease)	(23,702)	$ (271,822)	(18,744)	$ (246,469)
Class C Shares:
Shares sold	12,716	$ 158,956	43,096	$ 586,111
Reinvested dividends and distributions	-	-	-	-
Shares repurchased	(31,053)	(376,960)	(58,276)	(772,623)
Net Increase/(Decrease)	(18,337)	$ (218,004)	(15,180)	$ (186,512)
Class D Shares:
Shares sold	1,055,351	$ 12,843,428	2,372,011	$ 32,390,693
Reinvested dividends and distributions	1,193,722	15,005,085	871,951	11,422,558
Shares repurchased	(5,720,255)	(70,353,193)	(11,798,643)	(161,073,538)
Net Increase/(Decrease)	(3,471,182)	$(42,504,680)	(8,554,681)	$(117,260,287)
Class I Shares:
Shares sold	161,339	$ 2,029,222	536,462	$ 7,456,809
Reinvested dividends and distributions	21,712	273,572	20,876	274,317
Shares repurchased	(317,079)	(3,962,773)	(1,246,354)	(17,477,623)
Net Increase/(Decrease)	(134,028)	$ (1,659,979)	(689,016)	$ (9,746,497)
Class R Shares:
Shares sold	2,566	$ 31,307	6,081	$ 81,014
Reinvested dividends and distributions	58	733	30	401
Shares repurchased	(3,923)	(47,197)	(22,328)	(295,601)
Net Increase/(Decrease)	(1,299)	$ (15,157)	(16,217)	$ (214,186)
Class S Shares:
Shares sold	856	$ 10,651	3,287	$ 45,324
Reinvested dividends and distributions	160	2,040	159	2,105
Shares repurchased	(5,282)	(67,877)	(4,445)	(57,289)
Net Increase/(Decrease)	(4,266)	$ (55,186)	(999)	$ (9,860)
Class T Shares:
Shares sold	1,271,039	$ 15,665,677	2,316,961	$ 31,694,216
Reinvested dividends and distributions	389,394	4,902,465	278,548	3,654,546
Shares repurchased	(3,187,525)	(39,133,876)	(6,159,879)	(84,310,750)
Net Increase/(Decrease)	(1,527,092)	$(18,565,734)	(3,564,370)	$ (48,961,988)

6. Purchases and Sales of Investment Securities

For the period ended March 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$565,178,633	$ 643,944,158	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2016 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	29

Janus Global Select Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2015, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2016 through January 1 or February 1, 2017, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee

30	MARCH 31, 2016

Janus Global Select Fund

Additional Information (unaudited)

for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2015, approximately 70% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2015, approximately 61% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Janus Investment Fund	31

Janus Global Select Fund

Additional Information (unaudited)

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

32	MARCH 31, 2016

Janus Global Select Fund

Additional Information (unaudited)

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and INTECH had taken or were taking to improve performance.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and in the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Janus Investment Fund	33

Janus Global Select Fund

Additional Information (unaudited)

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

34	MARCH 31, 2016

Janus Global Select Fund

Additional Information (unaudited)

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers,

Janus Investment Fund	35

Janus Global Select Fund

Additional Information (unaudited)

was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 14% below the mean total expenses of their respective Broadridge Expense Group peers and 24% below the mean total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 19% below the mean for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the mean total expenses for its Broadridge Expense Group peers and to mean total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) by one estimation methodology, the fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to the estimated fee margins in the industry and relative to estimated fee margins of fund managers using Janus Capital as a subadviser.

The Trustees considered the fees for each Fund for its fiscal year ended in 2014, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

36	MARCH 31, 2016

Janus Global Select Fund

Additional Information (unaudited)

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

Janus Investment Fund	37

Janus Global Select Fund

Additional Information (unaudited)

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for one share class. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

38	MARCH 31, 2016

Janus Global Select Fund

Additional Information (unaudited)

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

Janus Investment Fund	39

Janus Global Select Fund

Additional Information (unaudited)

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services

40	MARCH 31, 2016

Janus Global Select Fund

Additional Information (unaudited)

provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant provided an analysis of economies of scale, which included discussion of analysis from prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 85% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 80% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	41

Janus Global Select Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

42	MARCH 31, 2016

Janus Global Select Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

Janus Investment Fund	43

Janus Global Select Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

44	MARCH 31, 2016

Janus Global Select Fund

Notes

NotesPage1

Janus Investment Fund	45

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0516-1654				125-24-93046 05-16

SEMIANNUAL REPORT March 31, 2016

Janus Global Technology Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Global Technology Fund

Janus Global Technology Fund (unaudited)

FUND SNAPSHOT

Our mission is to find companies that benefit from the high pace of change in technology. We believe technology markets are complex, adaptive systems that demonstrate emergent properties and inherently unpredictable changes. We construct a portfolio with special attention to downside risk that seeks to balance resilience and optionality. Combined with deep fundamental industry analysis and thoughtful valuation and scenario analysis, we seek to invest in stocks that have the potential to outperform without relying on difficult predictions about the future.

Denny Fish co-portfolio manager	Brinton Johns co-portfolio manager	Brad Slingerlend co-portfolio manager

PERFORMANCE

Janus Global Technology Fund’s Class T Shares returned 7.44% over the six-month period ended March 31, 2016. The Fund’s primary benchmark, the S&P 500 Index, returned 8.49%, and its secondary benchmark, the MSCI All Country World Information Technology Index, returned 10.17% during the period.

MARKET ENVIRONMENT

Despite elevated volatility during the period, the technology sector largely outperformed broader equities markets during the period. All subsectors within the benchmark generated positive returns, with semiconductor equipment and systems software registering the strongest performance.

PERFORMANCE DISCUSSION

Holdings within systems software and applications software weighed most on relative returns. Strong stock selection in electronic components and a combination of stock selection and underweight in technology hardware, storage and peripherals contributed most to relative returns. Much of the period’s volatility was concentrated in software names, resulting in many of the Fund’s leading individual detractors. We approached the volatility in the software space as an opportunity to add to positions that we believed were oversold and current valuation metrics failed to capture their longer term, durable upside. For example, ServiceNow was caught in the software downdraft, but given our favorable view on the company’s prospects, we added to our position.

Other software names caught up in the cooling sentiment include PROS and NetSuite, yet we maintain a positive view on these companies’ ability to execute their strategies. Tableau Software, on the other hand, is suffering from increased competition and slower growth. Consequently we exited our position in the company.

The Class-C stock of Alphabet Inc. (formerly Google) was the Fund’s top individual contributor to performance. Alphabet’s share price benefited from the company’s restructuring, which was initiated during the autumn. The restructuring, which involved the creation of the Alphabet holding company that now owns Google and several other businesses, has resulted in greater accounting transparency, making it easier to value each of the company’s entities. Alphabet’s earnings growth has been driven by improvements in its mobile search revenue, as well as its YouTube and programmatic businesses. The firm also announced a significant stock buyback program during the period.

Facebook contributed to performance. User growth remains healthy and Instagram continues to gain traction. We believe that management is on the path to increasing its monetization of Instagram and news-feed video ads. We expect these trends to continue as the utilization of these platforms for traditional branding purposes gains greater acceptance, further catalyzing the transition of advertising dollars to mobile platforms.

Samsung Electronics of Korea was a solid contributor to Fund performance. Sales for the company’s newest smartphone – the Galaxy 7 – has been better-than-expected and the handset has received favorable reviews. Additionally we see potential for Samsung to continue to dominate the markets for DRAM and Flash memory along with their growing foundry and logic semiconductor businesses.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Janus Investment Fund	1

Janus Global Technology Fund (unaudited)

OUTLOOK

We viewed the period’s volatility as an opportunity to position the portfolio toward high-growth secular investment themes that we believe have the capability to alter the technology landscape and how end users, namely enterprises, leverage such tools. We have concentrated much of our research on the transition from service offered by legacy technology companies to the cloud and software-as-a-service (SaaS). This transition is occurring even faster than we had envisaged. A tipping point has been the willingness of enterprise clients to adopt new technologies. However, over the past several quarters, the cutting-edge cloud and SaaS companies have commanded very high valuations. As such, we felt it prudent to be patient before shifting the portfolio to high-growth names. This quarter’s volatility presented us with such an opportunity.

In contrast, we have made moves to dramatically trim our exposure to legacy tech names. Despite their low growth profiles and atrophying end markets, many of these stocks have been considered attractive destinations for investors in volatile times given their large cash positions and high dividend payments. This is not, in our view, the way to approaching a rapidly evolving sector. We doubt that the winners from earlier phases of technology growth can reinvent themselves as viable providers of SaaS or cloud services.

The volatility has also presented an opportunity for acquisitive companies to increase their activity and contribute to consolidation across a number of industry segments, especially semiconductors. As a result, we have increased exposure to the companies we believe will be driving forces in such consolidation.

Thank you for your investment in Janus Global Technology Fund.

2	MARCH 31, 2016

Janus Global Technology Fund (unaudited)

Fund At A Glance

March 31, 2016

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Alphabet, Inc. - Class C	1.92%	Activision Blizzard, Inc. - Put expired February 2016 exercise price $32.00	-1.01%
	Microsoft Corp. - Call expired February 2016 exercise price $60.00	1.75%	NVIDIA Corp. - Put expired February 2016 exercise price $27.00	-0.82%
	Facebook, Inc. - Class A	0.74%	Tableau Software, Inc. - Class A	-0.49%
	Samsung Electronics Co., Ltd.	0.66%	ServiceNow, Inc.	-0.46%
	American Tower Corp.	0.51%	American Express Co.	-0.42%

	3 Top Performers - Sectors*
			Fund Weighting	S&P 500® Index
		Fund Contribution	(Average % of Equity)	Weighting
	Other**	-0.02%	1.20%	0.00%
	Industrials	-0.10%	1.12%	0.00%
	Financials	-0.27%	5.73%	0.00%

	2 Bottom Performers - Sectors*
			Fund Weighting	S&P 500® Index
		Fund Contribution	(Average % of Equity)	Weighting
	Information Technology	-2.99%	83.88%	100.00%
	Consumer Discretionary	-0.39%	8.07%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Global Technology Fund (unaudited)

Fund At A Glance

March 31, 2016

5 Largest Equity Holdings - (% of Net Assets)
Alphabet, Inc. - Class C
Internet Software & Services	9.8%
Apple, Inc.
Technology Hardware, Storage & Peripherals	6.4%
Amphenol Corp. - Class A
Electronic Equipment, Instruments & Components	3.9%
ARM Holdings PLC
Semiconductor & Semiconductor Equipment	3.7%
Facebook, Inc. - Class A
Internet Software & Services	3.4%
27.2%

Asset Allocation - (% of Net Assets)
Common Stocks	99.6%
Investment Companies	13.6%
Securities Sold Short	(0.5)%
Other	(12.7)%
100.0%

Emerging markets comprised 11.5% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2016	As of September 30, 2015

4	MARCH 31, 2016

Janus Global Technology Fund (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2016						per the January 28, 2016 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	7.44%	0.22%	9.80%	8.43%	6.38%	1.08%
Class A Shares at MOP	1.26%	-5.54%	8.50%	7.79%	6.01%
Class C Shares at NAV	7.07%	-0.41%	9.04%	7.64%	5.61%	1.79%
Class C Shares at CDSC	6.08%	-1.33%	9.04%	7.64%	5.61%
Class D Shares(1)	7.49%	0.41%	10.02%	8.59%	6.54%	0.90%
Class I Shares	7.59%	0.49%	10.11%	8.55%	6.52%	0.79%
Class S Shares	7.30%	0.07%	9.68%	8.28%	6.23%	1.20%
Class T Shares	7.44%	0.34%	9.97%	8.55%	6.52%	0.95%
S&P 500® Index	8.49%	1.78%	11.58%	7.01%	5.00%
MSCI All Country World Information Technology Index	10.17%	1.94%	10.58%	6.92%	3.26%
Morningstar Quartile - Class T Shares	-	2nd	2nd	2nd	2nd
Morningstar Ranking - based on total returns for Technology Funds	-	101/206	81/205	65/197	51/126

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Janus Investment Fund	5

Janus Global Technology Fund (unaudited)

Performance

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility, lower liquidity and differing financial and information reporting standards, all of which are magnified in emerging markets.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund's commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund's prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2016 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective January 12, 2016, Denny Fish, Brinton Johns and Bradley Slingerlend are Co-Portfolio Managers of the Fund.

*The Fund’s inception date – December 31, 1998

(1) Closed to certain new investors.

6	MARCH 31, 2016

Janus Global Technology Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/15)	Ending Account Value (3/31/16)	Expenses Paid During Period (10/1/15 - 3/31/16)†	Beginning Account Value (10/1/15)	Ending Account Value (3/31/16)	Expenses Paid During Period (10/1/15 - 3/31/16)†	Net Annualized Expense Ratio (10/1/15 - 3/31/16)
Class A Shares	$1,000.00	$1,074.40	$5.60	$1,000.00	$1,019.60	$5.45	1.08%
Class C Shares	$1,000.00	$1,070.70	$9.32	$1,000.00	$1,016.00	$9.07	1.80%
Class D Shares	$1,000.00	$1,074.90	$4.62	$1,000.00	$1,020.55	$4.50	0.89%
Class I Shares	$1,000.00	$1,075.90	$4.15	$1,000.00	$1,021.00	$4.04	0.80%
Class S Shares	$1,000.00	$1,073.00	$6.27	$1,000.00	$1,018.95	$6.11	1.21%
Class T Shares	$1,000.00	$1,074.40	$4.93	$1,000.00	$1,020.25	$4.80	0.95%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Global Technology Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares		Value
Common Stocks – 99.6%
Aerospace & Defense – 0.3%
Teledyne Technologies, Inc.*	31,787	$2,801,706
Automobiles – 0.3%
Tesla Motors, Inc.*,#	12,895	2,962,884
Communications Equipment – 1.0%
CommScope Holding Co., Inc.*	412,581	11,519,262
Consumer Finance – 1.1%
American Express Co.	166,630	10,231,082
LendingClub Corp.*,#	161,083	1,336,989
		11,568,071
Electronic Equipment, Instruments & Components – 7.6%
Amphenol Corp. - Class A	733,032	42,383,910
Belden, Inc.	206,147	12,653,303
National Instruments Corp.	347,632	10,467,200
TE Connectivity, Ltd. (U.S. Shares)	287,793	17,820,143
		83,324,556
Household Durables – 0.5%
Sony Corp.	215,600	5,542,796
Information Technology Services – 4.2%
Accenture PLC - Class A (U.S. Shares)	107,786	12,438,504
Amdocs, Ltd. (U.S. Shares)	134,140	8,104,739
Cognizant Technology Solutions Corp. - Class A*	191,023	11,977,142
Computer Sciences Corp.#	69,126	2,377,243
Gartner, Inc.*	125,642	11,226,113
		46,123,741
Internet & Catalog Retail – 5.3%
Amazon.com, Inc.*	17,153	10,182,707
Ctrip.com International, Ltd. (ADR)*,#	349,441	15,466,259
Etsy, Inc.*,#	508,163	4,421,018
JD.com, Inc. (ADR)*,#	116,551	3,088,602
MakeMyTrip, Ltd.*	130,217	2,355,626
Netflix, Inc.*,#	109,875	11,232,521
Priceline Group, Inc.*	8,593	11,076,033
		57,822,766
Internet Software & Services – 23.6%
Alibaba Group Holding, Ltd. (ADR)*,#	287,518	22,722,548
Alphabet, Inc. - Class C	143,871	107,176,701
Care.com, Inc.*,#	612,829	3,768,898
ChannelAdvisor Corp.*	360,599	4,056,739
CoStar Group, Inc.*	52,514	9,881,559
Envestnet, Inc.*	225,579	6,135,749
Facebook, Inc. - Class A*	320,731	36,595,407
LinkedIn Corp. - Class A*	19,705	2,253,267
Mail.Ru Group, Ltd. (GDR)*	136,588	2,963,960
MercadoLibre, Inc.#	69,605	8,202,949
Okta, Inc.*,§	554,772	6,665,863
Shutterstock, Inc.*,#	115,799	4,253,297
SPS Commerce, Inc.*	91,237	3,917,717
Tencent Holdings, Ltd.	1,057,900	21,602,320
Zillow Group, Inc. - Class A#	231,689	5,919,654
Zillow Group, Inc. - Class C*,#	463,378	10,995,960
		257,112,588
Media – 1.9%
Walt Disney Co.	204,590	20,317,833
Professional Services – 1.1%
CEB, Inc.	68,309	4,421,642
Verisk Analytics, Inc.*	100,522	8,033,718
		12,455,360
Real Estate Investment Trusts (REITs) – 4.3%
American Tower Corp.	341,541	34,963,552

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2016

Janus Global Technology Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares		Value
Common Stocks – (continued)
Real Estate Investment Trusts (REITs) – (continued)
Equinix, Inc.	35,907	$11,874,804
		46,838,356
Semiconductor & Semiconductor Equipment – 14.2%
ARM Holdings PLC	2,751,971	40,071,492
ASML Holding NV	46,658	4,739,213
Broadcom, Ltd.	142,608	22,032,936
Microchip Technology, Inc.#	471,690	22,735,458
NVIDIA Corp.	106,884	3,808,277
NXP Semiconductor NV*	268,949	21,803,695
ON Semiconductor Corp.*	1,005,692	9,644,586
Taiwan Semiconductor Manufacturing Co., Ltd.	4,578,000	23,047,921
Texas Instruments, Inc.	115,483	6,631,034
		154,514,612
Software – 24.3%
Activision Blizzard, Inc.	118,879	4,022,865
Adobe Systems, Inc.*	255,873	24,000,887
ANSYS, Inc.*	111,012	9,931,134
Apptio, Inc.*,§	188,929	4,287,668
Atlassian Corp PLC - Class A*	96,894	2,436,884
AVEVA Group PLC	212,214	4,799,636
Blackbaud, Inc.	109,838	6,907,712
Cadence Design Systems, Inc.*	999,625	23,571,157
Constellation Software, Inc.	36,385	14,900,030
Guidewire Software, Inc.*	83,582	4,553,547
Lyft, Inc.*,§	96,726	2,591,183
Microsoft Corp.	147,406	8,141,233
NetSuite, Inc.*,#	322,600	22,094,874
Nexon Co., Ltd.	206,400	3,519,787
NICE Systems, Ltd. (ADR)	117,114	7,587,816
Nintendo Co., Ltd.	36,360	5,169,821
PROS Holdings, Inc.*	349,997	4,126,465
QLIK Technologies, Inc.*	231,186	6,685,899
Salesforce.com, Inc.*	265,158	19,576,615
ServiceNow, Inc.*,#	421,550	25,790,429
SS&C Technologies Holdings, Inc.	200,384	12,708,353
Tyler Technologies, Inc.*	51,301	6,597,822
Ultimate Software Group, Inc.*,#	65,053	12,587,756
VMware, Inc. - Class A*,#	52,367	2,739,318
Workday, Inc. - Class A*,#	256,614	19,718,220
Zendesk, Inc.*,#	297,956	6,236,219
		265,283,330
Technology Hardware, Storage & Peripherals – 9.9%
Apple, Inc.†	639,716	69,722,647
Samsung Electronics Co., Ltd.	29,434	33,774,189
Seagate Technology PLC	114,422	3,941,838
		107,438,674
Total Common Stocks (cost $852,675,395)		1,085,626,535
Investment Companies – 13.6%
Investments Purchased with Cash Collateral from Securities Lending – 13.2%
Janus Cash Collateral Fund LLC, 0.4107%ºº,£	143,185,839	143,185,839
Money Markets – 0.4%
Janus Cash Liquidity Fund LLC, 0.3874%ºº,£	4,424,591	4,424,591
Total Investment Companies (cost $147,610,430)		147,610,430
Total Investments (total cost $1,000,285,825) – 113.2%		1,233,236,965
Securities Sold Short – (0.5)%
Common Stocks Sold Short – (0.5)%
Communications Equipment – (0.3)%
Arista Networks, Inc.*	16,041	(1,012,187)
F5 Networks, Inc.*	11,523	(1,219,710)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Global Technology Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares		Value
Securities Sold Short – (continued)
Common Stocks Sold Short – (continued)
Communications Equipment – (continued)
Palo Alto Networks, Inc.*	8,339	$(1,360,424)
		(3,592,321)
Household Durables – (0.2)%
Nikon Corp.	113,200	(1,883,168)
Total Securities Sold Short (proceeds $5,723,411) – (0.5)%		(5,475,489)
Liabilities, net of Cash, Receivables and Other Assets – (12.7)%		(138,055,176)
Net Assets – 100%		$1,089,706,300

Summary of Investments by Country - (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities
United States	$997,644,370	80.9%
China	62,879,729	5.1
United Kingdom	47,308,012	3.8
South Korea	33,774,189	2.7
Netherlands	26,542,908	2.2
Taiwan	23,047,921	1.9
Canada	14,900,030	1.2
Japan	14,232,404	1.2
Israel	7,587,816	0.6
Russia	2,963,960	0.2
India	2,355,626	0.2

Total	$1,233,236,965	100.0%

Summary of Investments by Country - (Short Positions) (unaudited)

		% of Securities
Country	Value	Sold Short
United States	$(3,592,321)	65.6%
Japan	(1,883,168)	34.4

Total	$(5,475,489)	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2016

Janus Global Technology Fund

Schedule of Investments (unaudited)

March 31, 2016

Schedule of Foreign Currency Contracts, Open
Counterparty/ Currency	Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)

Bank of America:
British Pound	4/14/16	1,701,000	$2,442,705	$(15,854)
Japanese Yen	4/14/16	30,505,000	271,176	(3,393)

			2,713,881	(19,247)

Citibank NA:
Japanese Yen	4/28/16	174,855,000	1,555,125	(3,368)

Credit Suisse International:
British Pound	5/12/16	1,071,000	1,538,121	2,812

HSBC Securities (USA), Inc.:
British Pound	4/28/16	2,390,000	3,432,279	(59,315)
Japanese Yen	4/28/16	215,000,000	1,912,166	(3,647)

			5,344,445	(62,962)

JPMorgan Chase & Co.:
British Pound	4/14/16	1,827,000	2,623,646	(14,589)
Japanese Yen	4/14/16	402,700,000	3,579,822	(39,010)

			6,203,468	(53,599)

RBC Capital Markets Corp.:
British Pound	5/12/16	1,271,000	1,825,352	3,083
Japanese Yen	5/12/16	240,600,000	2,140,705	2,514

			3,966,057	5,597

Total			$21,321,097	$(130,767)

Schedule of OTC Written Options
Counterparty	Reference Asset	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value

Written Put Options:
Morgan Stanley & Co.	VMware, Inc.	221	$45.00	6/16	$50,167	$23,079	$(27,088)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Global Technology Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country World Information Technology Index

A capitalization weighted index that measures the performance of information technology securities from developed market countries and emerging market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

S&P 500® Index	Measures broad U.S. equity performance.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
LLC	Limited Liability Company
OTC	Over-the-Counter
PLC	Public Limited Company
U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of March 31, 2016, is $46,429,740.

ºº	Rate shown is the 7-day yield as of March 31, 2016.

#	Loaned security; a portion of the security is on loan at March 31, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2016. Unless otherwise indicated, all information in the table is for the period ended March 31, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/15	Purchases	Sales	at 3/31/16	Gain/(Loss)	Income	at 3/31/16

Janus Cash Collateral Fund LLC	52,489,955	274,095,393	(183,399,509)	143,185,839	$—	$781,201(1)	$143,185,839
Janus Cash Liquidity Fund LLC	4,533,000	88,839,947	(88,948,356)	4,424,591	—	13,764	4,424,591

Total					$—	$794,965	$147,610,430

(1) Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted and Illiquid Securities (as of March 31, 2016)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Apptio, Inc.	5/2/13	$4,287,668	$4,287,668	0.4%
Lyft, Inc.	12/17/15	2,591,183	2,591,183	0.2
Okta, Inc.	5/23/14	4,387,063	6,665,863	0.6
Total		$11,265,914	$13,544,714	1.2%

The Fund has registration rights for certain restricted securities held as of March 31, 2016. The issuer incurs all registration costs.

12	MARCH 31, 2016

Janus Global Technology Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of March 31, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks
Internet Software & Services	$ 250,446,725	$ -	$ 6,665,863
Software	258,404,479	-	6,878,851
All Other	563,230,617	-	-
Investment Companies	-	147,610,430	-
Total Investments in Securities	$ 1,072,081,821	$ 147,610,430	$ 13,544,714
Other Financial Instruments(a):
Forward Currency Contracts	$ -	$ 8,409	$ -
Total Assets	$ 1,072,081,821	$ 147,618,839	$ 13,544,714
Liabilities
Investments in Securities Sold Short:
Common Stocks	$ 5,475,489	$ -	$ -
Other Financial Instruments(a):
Forward Currency Contracts	$ -	$ 139,176	$ -
Options Written, at Value	-	27,088	-
Total Liabilities	$ 5,475,489	$ 166,264	$ -

(a) Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

Level 3 Valuation Reconciliation of Assets
	Value as of 9/30/15	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation(a)	Gross Purchases	Gross Sales	Transfers In and/or Out of Level 3	Value as of 3/31/16
Investments in Securities:
Common Stocks
Internet Software & Services	$ 6,665,863	$ -	$ -	$ -	$ -	$ -	$ 6,665,863
Software	4,287,668	-	-	2,591,183	-	-	6,878,851
Total	$10,953,531	$ -	$ -	$ 2,591,183	$ -	$ -	$ 13,544,714
(a) Included in "Change in unrealized net appreciation/depreciation of investments, foreign currency translations and non-interested Trustees' deferred compensation" on the Statement of Operations.

Janus Investment Fund	13

Janus Global Technology Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2016

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$1,000,285,825
Unaffiliated investments, at value(1)	1,085,626,535
Affiliated investments, at value	147,610,430
Cash	23,516
Deposits with brokers for short sales	5,723,411
Forward currency contracts	8,409
Cash denominated in foreign currency(2)	955
Closed foreign currency contracts	2,454
Non-interested Trustees' deferred compensation	20,886
Receivables:
Fund shares sold	449,718
Dividends	264,915
Foreign tax reclaims	255,745
Dividends from affiliates	1,599
Interest	132
Other assets	7,556
Total Assets	1,239,996,261
Liabilities:
Collateral for securities loaned (Note 3)	143,185,839
Short sales, at value(3)	5,475,489
Forward currency contracts	139,176
Options written, at value(4)	27,088
Closed foreign currency contracts	80,385
Payables:	—
Advisory fees	569,634
Fund shares repurchased	364,150
Transfer agent fees and expenses	201,550
Non-interested Trustees' deferred compensation fees	20,886
Professional fees	12,923
Fund administration fees	8,455
12b-1 Distribution and shareholder servicing fees	7,427
Non-interested Trustees' fees and expenses	6,877
Custodian fees	986
Accrued expenses and other payables	189,096
Total Liabilities	150,289,961
Net Assets	$1,089,706,300

See Notes to Financial Statements.

14	MARCH 31, 2016

Janus Global Technology Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2016

Net Assets Consist of:
Capital (par value and paid-in surplus)	$860,950,580
Undistributed net investment income/(loss)	(2,289,589)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(2,003,921)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	233,049,230
Total Net Assets	$1,089,706,300
Net Assets - Class A Shares	$10,941,984
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	528,959
Net Asset Value Per Share(5)	$20.69
Maximum Offering Price Per Share(6)	$21.95
Net Assets - Class C Shares	$5,431,111
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	278,820
Net Asset Value Per Share(5)	$19.48
Net Assets - Class D Shares	$706,154,015
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	33,626,082
Net Asset Value Per Share	$21.00
Net Assets - Class I Shares	$28,424,087
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,346,004
Net Asset Value Per Share	$21.12
Net Assets - Class S Shares	$4,380,744
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	213,865
Net Asset Value Per Share	$20.48
Net Assets - Class T Shares	$334,374,359
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15,980,415
Net Asset Value Per Share	$20.92

(1) Includes $140,007,917 of securities on loan. See Note 3 in Notes to Financial Statements.

(2) Includes cost of $955.

(3) Proceeds $5,723,411.

(4) Premiums received $50,167.

(5) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(6) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Global Technology Fund

Statement of Operations (unaudited)

For the period ended March 31, 2016

Investment Income:
Dividends	$3,566,530
Affiliated securities lending income, net	781,201
Dividends from affiliates	13,764
Interest proceeds from short sales	723
Other income	375
Foreign tax withheld	(28,581)
Total Investment Income	4,334,012
Expenses:
Advisory fees	3,425,293
12b-1Distribution and shareholder servicing fees:
Class A Shares	13,164
Class C Shares	24,793
Class S Shares	4,649
Transfer agent administrative fees and expenses:
Class D Shares	416,878
Class S Shares	4,649
Class T Shares	413,575
Transfer agent networking and omnibus fees:
Class A Shares	5,995
Class C Shares	2,787
Class I Shares	11,637
Other transfer agent fees and expenses:
Class A Shares	884
Class C Shares	375
Class D Shares	118,603
Class I Shares	702
Class S Shares	54
Class T Shares	2,994
Shareholder reports expense	149,087
Registration fees	60,649
Fund administration fees	44,913
Professional fees	36,126
Short sale fees and expenses	26,593
Non-interested Trustees’ fees and expenses	14,942
Custodian fees	14,639
Short sales dividends expense	7,986
Other expenses	77,568
Total Expenses	4,879,535
Less: Excess Expense Reimbursement	(8,059)
Net Expenses	4,871,476
Net Investment Income/(Loss)	(537,464)
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(2,389,056)
Short sales	581,808
Written options contracts	382,181
Total Net Realized Gain/(Loss) on Investments	(1,425,067)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	76,067,831
Short sales	494,752
Written options contracts	(101,732)
Total Change in Unrealized Net Appreciation/Depreciation	76,460,851
Net Increase/(Decrease) in Net Assets Resulting from Operations	$74,498,320

See Notes to Financial Statements.

16	MARCH 31, 2016

Janus Global Technology Fund

Statements of Changes in Net Assets

	Period ended March 31, 2016 (unaudited)	Year ended September 30, 2015

Operations:
Net investment income/(loss)	$(537,464)	$1,989,022
Net realized gain/(loss) on investments	(1,425,067)	82,030,258
Change in unrealized net appreciation/depreciation	76,460,851	(62,903,648)
Net Increase/(Decrease) in Net Assets Resulting from Operations	74,498,320	21,115,632
Dividends and Distributions to Shareholders:
Class A Shares	(20,693)	—
Class D Shares	(2,417,483)	(761,155)
Class I Shares	(120,084)	(35,565)
Class S Shares	(5,072)	—
Class T Shares	(1,090,469)	(204,075)
Total Dividends from Net Investment Income	(3,653,801)	(1,000,795)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(795,839)	(1,359,893)
Class C Shares	(398,877)	(520,994)
Class D Shares	(51,885,662)	(108,947,034)
Class I Shares	(1,860,505)	(2,719,239)
Class S Shares	(266,915)	(420,773)
Class T Shares	(25,233,470)	(50,040,139)
Total Distributions from Net Realized Gain from Investment Transactions	(80,441,268)	(164,008,072)
Net Decrease from Dividends and Distributions to Shareholders	(84,095,069)	(165,008,867)
Capital Share Transactions:
Class A Shares	1,684,266	2,079,710
Class C Shares	779,097	2,279,127
Class D Shares	41,053,848	58,656,251
Class I Shares	7,034,149	7,060,016
Class S Shares	1,190,345	1,258,725
Class T Shares	24,459,352	42,184,768
Net Increase/(Decrease) from Capital Share Transactions	76,201,057	113,518,597
Net Increase/(Decrease) in Net Assets	66,604,308	(30,374,638)
Net Assets:
Beginning of period	1,023,101,992	1,053,476,630
End of period	$1,089,706,300	$1,023,101,992

Undistributed Net Investment Income/(Loss)	$(2,289,589)	$1,901,676

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Global Technology Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014		2013	2012	2011
Net Asset Value, Beginning of Period	$20.80	$24.21	$22.84		$18.47	$15.05	$15.25
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.03)(1)	—(1)(2)	(0.02)(1)		0.01	(0.03)	(0.02)
Net realized and unrealized gain/(loss)	1.60	0.44	3.18		4.43	3.45	(0.18)
Total from Investment Operations	1.57	0.44	3.16		4.44	3.42	(0.20)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	—	—		—	—	—
Distributions (from capital gains)	(1.64)	(3.85)	(1.79)		(0.07)	—	—
Redemption fees	N/A	N/A	N/A		N/A	—(3)	—(3)
Total Dividends and Distributions	(1.68)	(3.85)	(1.79)		(0.07)	—	—
Net Asset Value, End of Period	$20.69	$20.80	$24.21		$22.84	$18.47	$15.05
Total Return*	7.44%	1.63%	14.49%		24.11%	22.72%	(1.31)%
Net Assets, End of Period (in thousands)	$10,942	$9,423	$8,617		$5,849	$3,550	$2,150
Average Net Assets for the Period (in thousands)	$10,531	$10,126	$7,596		$4,439	$3,262	$2,070
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.08%	1.08%	1.11%		1.09%	1.18%	1.12%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.08%	1.08%	1.11%		1.09%	1.18%	1.11%
Ratio of Net Investment Income/(Loss)	(0.28)%	0.01%	(0.08)%		(0.10)%	(0.35)%	(0.39)%
Portfolio Turnover Rate	19%	39%	57%		36%	49%	89%
				1

Class C Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$19.70	$23.26	$22.16	$18.04	$14.79	$15.12
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.10)(1)	(0.14)(1)	(0.18)(1)	(0.02)	(0.16)	(0.11)
Net realized and unrealized gain/(loss)	1.52	0.43	3.07	4.21	3.41	(0.22)
Total from Investment Operations	1.42	0.29	2.89	4.19	3.25	(0.33)
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(1.64)	(3.85)	(1.79)	(0.07)	—	—
Redemption fees	N/A	N/A	N/A	N/A	—(3)	—(3)
Total Dividends and Distributions	(1.64)	(3.85)	(1.79)	(0.07)	—	—
Net Asset Value, End of Period	$19.48	$19.70	$23.26	$22.16	$18.04	$14.79
Total Return*	7.07%	0.97%	13.67%	23.29%	21.97%	(2.18)%
Net Assets, End of Period (in thousands)	$5,431	$4,702	$3,031	$2,152	$1,234	$995
Average Net Assets for the Period (in thousands)	$5,101	$4,137	$2,672	$1,506	$1,063	$1,037
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.80%	1.72%	1.82%	1.82%	1.99%	1.84%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.80%	1.72%	1.82%	1.81%	1.99%	1.84%
Ratio of Net Investment Income/(Loss)	(0.99)%	(0.64)%	(0.81)%	(0.83)%	(1.17)%	(1.11)%
Portfolio Turnover Rate	19%	39%	57%	36%	49%	89%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

18	MARCH 31, 2016

Janus Global Technology Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$21.11	$24.49	$23.04	$18.60	$15.10	$15.29
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.01)(1)	0.04(1)	0.03(1)	0.02	—(2)	—(2)
Net realized and unrealized gain/(loss)	1.62	0.46	3.21	4.49	3.50	(0.19)
Total from Investment Operations	1.61	0.50	3.24	4.51	3.50	(0.19)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.03)	—	—	—	—
Distributions (from capital gains)	(1.64)	(3.85)	(1.79)	(0.07)	—	—
Redemption fees	N/A	N/A	N/A	N/A	—(3)	—(3)
Total Dividends and Distributions	(1.72)	(3.88)	(1.79)	(0.07)	—	—
Net Asset Value, End of Period	$21.00	$21.11	$24.49	$23.04	$18.60	$15.10
Total Return*	7.49%	1.87%	14.73%	24.31%	23.18%	(1.24)%
Net Assets, End of Period (in thousands)	$706,154	$669,625	$705,264	$655,911	$574,770	$507,871
Average Net Assets for the Period (in thousands)	$694,797	$727,258	$699,807	$596,429	$562,124	$603,592
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.89%	0.90%	0.88%	0.92%	0.94%	0.91%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.89%	0.90%	0.88%	0.92%	0.94%	0.91%
Ratio of Net Investment Income/(Loss)	(0.08)%	0.20%	0.12%	0.06%	(0.12)%	(0.22)%
Portfolio Turnover Rate	19%	39%	57%	36%	49%	89%

Class I Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$21.23	$24.62	$23.13	$18.66	$15.15	$15.32
Income/(Loss) from Investment Operations:
Net investment income/(loss)	—(1)(2)	0.07(1)	0.05(1)	0.04	—(2)	—(2)
Net realized and unrealized gain/(loss)	1.64	0.44	3.23	4.50	3.51	(0.17)
Total from Investment Operations	1.64	0.51	3.28	4.54	3.51	(0.17)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.05)	—	—	—	—
Distributions (from capital gains)	(1.64)	(3.85)	(1.79)	(0.07)	—	—
Redemption fees	N/A	N/A	N/A	N/A	—(3)	—(3)
Total Dividends and Distributions	(1.75)	(3.90)	(1.79)	(0.07)	—	—
Net Asset Value, End of Period	$21.12	$21.23	$24.62	$23.13	$18.66	$15.15
Total Return*	7.59%	1.92%	14.84%	24.40%	23.17%	(1.11)%
Net Assets, End of Period (in thousands)	$28,424	$21,748	$17,322	$9,679	$7,737	$6,562
Average Net Assets for the Period (in thousands)	$25,397	$19,837	$13,502	$8,188	$7,067	$7,506
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.80%	0.79%	0.82%	0.81%	0.92%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.80%	0.79%	0.82%	0.81%	0.92%	0.86%
Ratio of Net Investment Income/(Loss)	—%(4)	0.30%	0.21%	0.16%	(0.10)%	(0.16)%
Portfolio Turnover Rate	19%	39%	57%	36%	49%	89%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

(4) Less than 0.005%.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Global Technology Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$20.62	$24.04	$22.71	$18.39	$14.99	$15.22
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.04)(1)	(0.02)(1)	(0.04)(1)	0.01	—(2)	(0.05)
Net realized and unrealized gain/(loss)	1.57	0.45	3.16	4.38	3.40	(0.18)
Total from Investment Operations	1.53	0.43	3.12	4.39	3.40	(0.23)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	—	—	—	—	—
Distributions (from capital gains)	(1.64)	(3.85)	(1.79)	(0.07)	—	—
Redemption fees	N/A	N/A	N/A	N/A	—(3)	—(3)
Total Dividends and Distributions	(1.67)	(3.85)	(1.79)	(0.07)	—	—
Net Asset Value, End of Period	$20.48	$20.62	$24.04	$22.71	$18.39	$14.99
Total Return*	7.30%	1.59%	14.39%	23.94%	22.68%	(1.51)%
Net Assets, End of Period (in thousands)	$4,381	$3,202	$2,357	$1,226	$532	$259
Average Net Assets for the Period (in thousands)	$3,719	$2,982	$2,040	$772	$340	$268
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.21%	1.20%	1.20%	1.22%	1.26%	1.25%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.21%	1.20%	1.20%	1.22%	1.26%	1.25%
Ratio of Net Investment Income/(Loss)	(0.41)%	(0.11)%	(0.18)%	(0.24)%	(0.40)%	(0.54)%
Portfolio Turnover Rate	19%	39%	57%	36%	49%	89%

Class T Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$21.04	$24.41	$22.99	$18.56	$15.09	$15.28
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.01)(1)	0.04(1)	0.01(1)	—(2)	(0.02)	(0.03)
Net realized and unrealized gain/(loss)	1.60	0.46	3.20	4.50	3.49	(0.16)
Total from Investment Operations	1.59	0.50	3.21	4.50	3.47	(0.19)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.02)	—	—	—	—
Distributions (from capital gains)	(1.64)	(3.85)	(1.79)	(0.07)	—	—
Redemption fees	N/A	N/A	N/A	N/A	—(3)	—(3)
Total Dividends and Distributions	(1.71)	(3.87)	(1.79)	(0.07)	—	—
Net Asset Value, End of Period	$20.92	$21.04	$24.41	$22.99	$18.56	$15.09
Total Return*	7.44%	1.87%	14.62%	24.31%	23.00%	(1.24)%
Net Assets, End of Period (in thousands)	$334,374	$314,403	$316,886	$283,627	$247,798	$225,429
Average Net Assets for the Period (in thousands)	$330,860	$335,533	$308,011	$255,617	$244,166	$283,158
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.95%	0.95%	0.95%	0.97%	1.01%	1.00%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.95%	0.93%	0.94%	0.96%	1.01%	1.00%
Ratio of Net Investment Income/(Loss)	(0.14)%	0.16%	0.06%	0.02%	(0.19)%	(0.31)%
Portfolio Turnover Rate	19%	39%	57%	36%	49%	89%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

20	MARCH 31, 2016

Janus Global Technology Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Global Technology Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-

Janus Investment Fund	21

Janus Global Technology Fund

Notes to Financial Statements (unaudited)

dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

Assets categorized as Level 3 in the hierarchy have been fair valued as follows: 1) at cost; and/or 2) at market comparable transactions.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2016 to fair value the Fund’s investments in

22	MARCH 31, 2016

Janus Global Technology Fund

Notes to Financial Statements (unaudited)

securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” in the Notes to Schedule of Investments and Other Information.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $134,009,815 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the

Janus Investment Fund	23

Janus Global Technology Fund

Notes to Financial Statements (unaudited)

Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2016 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

24	MARCH 31, 2016

Janus Global Technology Fund

Notes to Financial Statements (unaudited)

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended March 31, 2016, the average ending monthly currency value amounts on sold forward currency contracts is $22,559,336.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost

Janus Investment Fund	25

Janus Global Technology Fund

Notes to Financial Statements (unaudited)

for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the period, the Fund wrote call options on various equity securities for the purpose of decreasing exposure to individual equity risk and/or generating income.

During the period, the Fund wrote put options on various equity securities for the purpose of increasing exposure to individual equity risk and/or generating income.

During the period ended March 31, 2016, the average ending monthly market value amounts on written call and put options are $54,220 and $19,234, respectively.

26	MARCH 31, 2016

Janus Global Technology Fund

Notes to Financial Statements (unaudited)

Written option activity for the period ended March 31, 2016 is indicated in the table below:

	Number of	Premiums
	Contracts	Received
Options outstanding at September 30, 2015	850	$ 252,450
Options written	1,941	192,587
Options closed	(1,160)	(69,600)
Options expired	(1,240)	(314,900)
Options exercised	(170)	(10,370)
Options outstanding at March 31, 2016	221	$ 50,167

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of March 31, 2016.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of March 31, 2016

	Currency Contracts	Equity Contracts	Total
Asset Derivatives:
Forward currency contracts	$8,409	$-	$8,409

Liability Derivatives:
Forward currency contracts	$139,176	$-	$139,176
Options written, at value	-	27,088	27,088

Total Liability Derivatives	$139,176	$27,088	$166,264

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2016.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended March 31, 2016

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts	Equity Contracts	Total
Investments and foreign currency transactions	$294,269	$-	$294,269
Written options contracts	-	382,181	382,181

Total	$294,269	$382,181	$676,450

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts	Equity Contracts	Total
Investments, foreign currency translations and non-interested Trustees' deferred compensation	$(308,034)	$-	$(308,034)
Written options contracts	-	(101,732)	(101,732)

Total	$(308,034)	$(101,732)	$(409,766)

Please see the Fund’s Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

Janus Investment Fund	27

Janus Global Technology Fund

Notes to Financial Statements (unaudited)

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. One or more countries may abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

28	MARCH 31, 2016

Janus Global Technology Fund

Notes to Financial Statements (unaudited)

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of March 31, 2016” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Janus Investment Fund	29

Janus Global Technology Fund

Notes to Financial Statements (unaudited)

Offsetting of Financial Assets and Derivative Assets
Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Credit Suisse International	$ 2,812	$ -	$ -	$ 2,812
Deutsche Bank AG	140,007,917	-	(140,007,917)	-
RBC Capital Markets Corp.	5,597	-	-	5,597
Total	$ 140,016,326	$ -	$ (140,007,917)	$ 8,409
Offsetting of Financial Liabilities and Derivative Liabilities
Counterparty	Gross Amounts of Recognized Liabilities	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Bank of America	$ 19,247	$ -	$ -	$ 19,247
Citibank NA	3,368	-	-	3,368
Goldman Sachs International	5,475,489	-	(5,475,489)	-
HSBC Securities (USA), Inc.	62,962	-	-	62,962
JPMorgan Chase & Co.	53,599	-	-	53,599
Morgan Stanley & Co.	27,088	-	-	27,088
Total	$ 5,641,753	$ -	$ (5,475,489)	$ 166,264

(a) Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

Goldman Sachs International is the broker and/or custodian for short sales. Short sales held by the Fund are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund may segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin

30	MARCH 31, 2016

Janus Global Technology Fund

Notes to Financial Statements (unaudited)

requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of March 31, 2016, securities lending transactions accounted for as secured borrowings with an overnight and continuous

Janus Investment Fund	31

Janus Global Technology Fund

Notes to Financial Statements (unaudited)

contractual maturity are $140,007,917 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of March 31, 2016 is $143,185,839, resulting in the net amount due to the counterparty of $3,177,922.

Short Sales

The Fund may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Fund owns or selling short a security that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Fund does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

The Fund may also engage in other short sales. The Fund may engage in short sales when the portfolio manager(s) and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Fund are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments. The Fund is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Fund pays stock loan fees, disclosed on the Statement of Operations, on assets borrowed from the security broker.

The Fund may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Fund to similar risks. To the extent that the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64%.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder

32	MARCH 31, 2016

Janus Global Technology Fund

Notes to Financial Statements (unaudited)

reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $367,532 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2016. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of

Janus Investment Fund	33

Janus Global Technology Fund

Notes to Financial Statements (unaudited)

the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $92,975 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2016.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2016 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2016, Janus Distributors retained upfront sales charges of $7,635.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended March 31, 2016.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2016, redeeming shareholders of Class C Shares paid CDSCs of $1,561.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended March 31, 2016, the Fund engaged in cross trades amounting to $1,701,243 in sales, resulting in a net realized gain of $89,434. The net realized gain is included in “Investments and foreign currency transactions” within the “Net Realized and Unrealized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing

34	MARCH 31, 2016

Janus Global Technology Fund

Notes to Financial Statements (unaudited)

treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,002,709,860	$271,692,189	$(41,165,084)	$ 230,527,105

Information on the tax components of securities sold short as of March 31, 2016 is as follows:

Federal Tax Cost	Unrealized (Appreciation)	Unrealized Depreciation	Net Tax (Appreciation)/ Depreciation
$ (5,723,411)	$ (105,880)	$ 353,802	$ 247,922

Janus Investment Fund	35

Janus Global Technology Fund

Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended March 31, 2016		Year ended September 30, 2015
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	152,449	$ 3,353,947	198,632	$ 4,419,234
Reinvested dividends and distributions	34,597	727,566	56,061	1,178,971
Shares repurchased	(111,072)	(2,397,247)	(157,683)	(3,518,495)
Net Increase/(Decrease)	75,974	$ 1,684,266	97,010	$ 2,079,710
Class C Shares:
Shares sold	87,182	$ 1,711,459	143,267	$ 3,033,696
Reinvested dividends and distributions	15,610	309,700	22,680	454,052
Shares repurchased	(62,597)	(1,242,062)	(57,640)	(1,208,621)
Net Increase/(Decrease)	40,195	$ 779,097	108,307	$ 2,279,127
Class D Shares:
Shares sold	910,548	$19,408,131	1,309,794	$29,982,515
Reinvested dividends and distributions	2,494,258	53,227,475	5,050,327	107,571,968
Shares repurchased	(1,505,107)	(31,581,758)	(3,434,814)	(78,898,232)
Net Increase/(Decrease)	1,899,699	$41,053,848	2,925,307	$58,656,251
Class I Shares:
Shares sold	381,431	$ 8,112,703	405,138	$ 9,233,082
Reinvested dividends and distributions	86,104	1,846,931	116,167	2,488,291
Shares repurchased	(145,802)	(2,925,485)	(200,741)	(4,661,357)
Net Increase/(Decrease)	321,733	$ 7,034,149	320,564	$ 7,060,016
Class S Shares:
Shares sold	60,479	$ 1,215,178	59,785	$ 1,349,909
Reinvested dividends and distributions	13,057	271,987	20,171	420,773
Shares repurchased	(14,965)	(296,820)	(22,697)	(511,957)
Net Increase/(Decrease)	58,571	$ 1,190,345	57,259	$ 1,258,725
Class T Shares:
Shares sold	1,963,732	$42,290,058	2,604,296	$59,427,391
Reinvested dividends and distributions	1,216,394	25,872,697	2,315,813	49,187,854
Shares repurchased	(2,145,645)	(43,703,403)	(2,953,383)	(66,430,477)
Net Increase/(Decrease)	1,034,481	$24,459,352	1,966,726	$42,184,768

7. Purchases and Sales of Investment Securities

For the period ended March 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$205,259,034	$ 214,587,662	$ -	$ -

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2016 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

36	MARCH 31, 2016

Janus Global Technology Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2015, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2016 through January 1 or February 1, 2017, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee

Janus Investment Fund	37

Janus Global Technology Fund

Additional Information (unaudited)

for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2015, approximately 70% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2015, approximately 61% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

38	MARCH 31, 2016

Janus Global Technology Fund

Additional Information (unaudited)

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	39

Janus Global Technology Fund

Additional Information (unaudited)

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and INTECH had taken or were taking to improve performance.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and in the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

40	MARCH 31, 2016

Janus Global Technology Fund

Additional Information (unaudited)

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	41

Janus Global Technology Fund

Additional Information (unaudited)

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers,

42	MARCH 31, 2016

Janus Global Technology Fund

Additional Information (unaudited)

was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 14% below the mean total expenses of their respective Broadridge Expense Group peers and 24% below the mean total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 19% below the mean for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the mean total expenses for its Broadridge Expense Group peers and to mean total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) by one estimation methodology, the fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to the estimated fee margins in the industry and relative to estimated fee margins of fund managers using Janus Capital as a subadviser.

The Trustees considered the fees for each Fund for its fiscal year ended in 2014, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Investment Fund	43

Janus Global Technology Fund

Additional Information (unaudited)

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

44	MARCH 31, 2016

Janus Global Technology Fund

Additional Information (unaudited)

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for one share class. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Investment Fund	45

Janus Global Technology Fund

Additional Information (unaudited)

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

46	MARCH 31, 2016

Janus Global Technology Fund

Additional Information (unaudited)

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services

Janus Investment Fund	47

Janus Global Technology Fund

Additional Information (unaudited)

provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant provided an analysis of economies of scale, which included discussion of analysis from prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 85% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 80% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

48	MARCH 31, 2016

Janus Global Technology Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	49

Janus Global Technology Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

50	MARCH 31, 2016

Janus Global Technology Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	51

Janus Global Technology Fund

Notes

NotesPage1

52	MARCH 31, 2016

Janus Global Technology Fund

Notes

NotesPage2

Janus Investment Fund	53

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0516-1655				125-24-93047 05-16

SEMIANNUAL REPORT March 31, 2016

Janus Growth and Income Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Growth and Income Fund

Janus Growth and Income Fund (unaudited)

FUND SNAPSHOT

We seek to generate capital appreciation and income through investing in a diversified portfolio of equities and income-generating assets. We primarily focus our analysis on larger, well-established companies with predictable and sustainable earnings growth.

Jeremiah Buckley co-portfolio manager	Marc Pinto co-portfolio manager

PERFORMANCE OVERVIEW

For the six-month period ended March 31, 2016, Janus Growth and Income Fund’s Class T Shares returned 10.02% compared to a 8.49% return for the Fund’s primary benchmark, the S&P 500 Index, and a 8.11% return for its secondary benchmark, the Russell 1000 Growth Index.

INVESTMENT ENVIRONMENT

U.S. indices rallied early in the period, continuing their recovery from the summer sell-off and relieved that the Federal Reserve (Fed) did not raise interest rates in September. Volatility returned in November as corporate earnings, in aggregate, were subdued and manufacturing data weighed on sentiment. Monetary policy again influenced markets in December as the Fed raised interest rates for the first time in nearly a decade. Weak manufacturing data and an underwhelming holiday shopping season caused some to question whether the U.S. economy was sufficiently healthy to merit the cadence of rate hikes that the Fed had projected. While headline employment proved resilient, doggedly weak wage growth was flagged as an item of concern. As the calendar turned to 2016, worries re-emerged about the trajectory of the global economy. Crude oil prices resumed their slide, plummeting to levels not seen in over a decade. Stocks also fell, once again entering correction territory.

Stocks rallied toward the end of the period as investors began to price in the expectation that the Fed would lower its expected rate hike trajectory. The removal of the specter of rising rates took the wind out of the sails of what had been an appreciating U.S. dollar. The strengthening greenback had been viewed as a hindrance to the competitiveness of U.S. multinationals. Given the period’s volatility, historically defensive telecoms, utilities and consumers staples were among the strongest performing sectors. Previously stressed materials climbed back into positive territory, as did energy, though to a lesser degree. Health care underperformed broad equities, hampered by sector-specific issues. Financials were weighed down by the expectation of lower-for-longer interest rates, which tend to pressure margins.

PERFORMANCE DISCUSSION

We seek to provide our clients with both growth of capital and quarterly income. As part of that investment mandate, we focus much of our research efforts on identifying large, well-established companies that should be in a position to grow free cash flow and continue growing their dividend over longer time horizons. We think investing in companies that can grow their dividends and whose stocks are less volatile than the overall market will drive better risk-adjusted performance over the long term.

Mattel was a top contributor to performance. The stock has continued to rise as management demonstrates more progress on its turnaround plan and what we believe to be better innovation in both products and marketing. Lately we have been impressed by the company’s ability to tie new toys to larger media events such as movie releases, and have also been impressed by innovation around the company’s key Barbie brand. We’ve also been impressed by execution on the company’s cost-savings program and margin improvement in recent quarters. While we like the company, we sold the position because the tax treatment of the company’s dividend is no longer appropriate for this strategy.

Microsoft also contributed to performance during the period. The stock has benefited from a re-valuation as investors begin to give the company credit for the growth of its cloud business, which is second only to Amazon, and the potential for Microsoft Office 365. We believe these businesses will go a long way to offset the decline of some of Microsoft’s legacy businesses such as traditional desktop software. Progress on expense control and cost reduction has also been favorable for the stock. We continue to believe Microsoft’s cloud business and some of its other services are underappreciated by the market.

Janus Investment Fund	1

Janus Growth and Income Fund (unaudited)

We also appreciate the company’s efforts to reduce its share count and return more capital to shareholders.

Altria Group, another stock with a high dividend yield, also performed well in the defensive market environment. Volume growth for the tobacco company has not deteriorated the way some feared, and the company has continued to maintain pricing discipline and grow profits. We continue to like the holding within this portfolio for the high level of free cash flow returned to shareholders.

While pleased with our relative outperformance during the period, we still held stocks that detracted from results. Eli Lilly was our largest detractor. Negative sentiment has surrounded the health care sector, due in large part to political rhetoric about controlling drug prices, and Eli Lilly’s stock was not immune to the health care sector’s sell-off. However, we do not believe any of the company’s underlying fundamentals have changed. We still like some of the drugs in the company’s pipeline and also like the company’s high dividend yield.

Union Pacific also detracted. Similar to all rail companies, weaker oil volumes have been a headwind. The weaker volumes and operating margins have been disappointing and we are currently reviewing the position.

Finally, Blackstone Group was also a detractor. The stock was down after the company reported a net loss for the third quarter of 2015. Although we did not find those short-term results surprising as the company saw some of its largest public holdings decrease in market value during the third quarter, we exited our position during the period.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

While the economy is growing at a slow clip, we remain constructive on U.S. equities. Given slow growth and cautious statements from the Fed, we expect monetary policy to remain accommodative and for interest rates to remain low this year. That backdrop is often favorable for growth equities and dividend-paying areas, two areas of the market in which we tend to focus.

While we are positive on a broad basis, the current environment creates varying outlooks for different sectors. In our view, the outlook for industrial companies, many of which have growth prospects tied to energy companies or to emerging markets, remains weak. Within the energy sector, we are still not stepping in and buying stocks as we believe the low oil price environment is not over. In our view, the recent rebound in oil was due largely to market-driven short covering.

We are most positive on the consumer discretionary sector, where companies are benefiting from improved U.S. consumer spending power at a broad level, and at the company level, select companies are also benefiting from value-creating innovation.

Thank you for your investment in Janus Growth and Income Fund.

2	MARCH 31, 2016

Janus Growth and Income Fund (unaudited)

Fund At A Glance

March 31, 2016

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Mattel, Inc.	0.79%	Eli Lilly & Co.	-0.33%
	Microsoft Corp.	0.77%	Union Pacific Corp.	-0.33%
	McDonald's Corp.	0.64%	Blackstone Group LP	-0.26%
	Altria Group, Inc.	0.62%	American Express Co.	-0.17%
	EI du Pont de Nemours & Co.	0.58%	Colony American Homes Holdings III LP	-0.17%

	5 Top Performers - Sectors*
			Fund Weighting	S&P 500® Index
		Fund Contribution	(Average % of Equity)	Weighting
	Consumer Discretionary	2.17%	18.40%	12.94%
	Energy	0.60%	2.17%	6.80%
	Consumer Staples	0.32%	13.71%	10.16%
	Health Care	0.30%	12.95%	14.73%
	Materials	0.15%	4.96%	2.81%

	5 Bottom Performers - Sectors*
			Fund Weighting	S&P 500® Index
		Fund Contribution	(Average % of Equity)	Weighting
	Utilities	-0.44%	0.33%	3.14%
	Industrials	-0.43%	13.50%	10.10%
	Information Technology	-0.35%	15.11%	20.65%
	Telecommunication Services	-0.07%	1.87%	2.53%
	Other**	0.00%	0.19%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Growth and Income Fund (unaudited)

Fund At A Glance

March 31, 2016

5 Largest Equity Holdings - (% of Net Assets)
Altria Group, Inc.
Tobacco	3.7%
Microsoft Corp.
Software	3.4%
Apple, Inc.
Technology Hardware, Storage & Peripherals	3.2%
LyondellBasell Industries NV - Class A
Chemicals	2.9%
US Bancorp
Commercial Banks	2.8%
16.0%

Asset Allocation - (% of Net Assets)
Common Stocks	98.1%
Preferred Stocks	1.7%
Investment Companies	0.1%
Other	0.1%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2016	As of September 30, 2015

4	MARCH 31, 2016

Janus Growth and Income Fund (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2016						per the January 28, 2016 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	9.96%	1.65%	10.24%	5.16%	10.21%	0.93%
Class A Shares at MOP	3.64%	-4.20%	8.94%	4.54%	9.95%
Class C Shares at NAV	9.56%	0.92%	9.38%	4.34%	9.46%	1.71%
Class C Shares at CDSC	8.56%	0.00%	9.38%	4.34%	9.46%
Class D Shares(1)	10.05%	1.79%	10.42%	5.31%	10.30%	0.79%
Class I Shares	10.11%	1.88%	10.50%	5.25%	10.27%	0.71%
Class R Shares	9.74%	1.21%	9.76%	4.69%	9.79%	1.38%
Class S Shares	9.86%	1.47%	10.04%	4.96%	10.04%	1.13%
Class T Shares	10.02%	1.74%	10.32%	5.25%	10.27%	0.87%
S&P 500® Index	8.49%	1.78%	11.58%	7.01%	9.39%
Russell 1000® Growth Index	8.11%	2.52%	12.38%	8.28%	8.78%
Morningstar Quartile - Class T Shares	-	1st	2nd	4th	1st
Morningstar Ranking - based on total returns for Large Blend Funds	-	219/1,625	610/1,404	945/1,228	56/366

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Janus Investment Fund	5

Janus Growth and Income Fund (unaudited)

Performance

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund's commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund's prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2016 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – May 15, 1991

(1) Closed to certain new investors.

6	MARCH 31, 2016

Janus Growth and Income Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/15)	Ending Account Value (3/31/16)	Expenses Paid During Period (10/1/15 - 3/31/16)†	Beginning Account Value (10/1/15)	Ending Account Value (3/31/16)	Expenses Paid During Period (10/1/15 - 3/31/16)†	Net Annualized Expense Ratio (10/1/15 - 3/31/16)
Class A Shares	$1,000.00	$1,099.60	$4.99	$1,000.00	$1,020.25	$4.80	0.95%
Class C Shares	$1,000.00	$1,095.60	$9.06	$1,000.00	$1,016.35	$8.72	1.73%
Class D Shares	$1,000.00	$1,100.50	$4.15	$1,000.00	$1,021.05	$3.99	0.79%
Class I Shares	$1,000.00	$1,101.10	$3.78	$1,000.00	$1,021.40	$3.64	0.72%
Class R Shares	$1,000.00	$1,097.40	$7.29	$1,000.00	$1,018.05	$7.01	1.39%
Class S Shares	$1,000.00	$1,098.60	$5.93	$1,000.00	$1,019.35	$5.70	1.13%
Class T Shares	$1,000.00	$1,100.20	$4.62	$1,000.00	$1,020.60	$4.45	0.88%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Growth and Income Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares		Value
Common Stocks – 98.1%
Aerospace & Defense – 5.4%
Boeing Co.	866,002	$109,930,294
Honeywell International, Inc.	790,523	88,578,102
Northrop Grumman Corp.	114,594	22,678,153
		221,186,549
Air Freight & Logistics – 0.3%
United Parcel Service, Inc. - Class B	97,236	10,255,481
Automobiles – 2.3%
General Motors Co.	2,212,189	69,529,100
Harley-Davidson, Inc.	463,346	23,783,550
		93,312,650
Beverages – 1.9%
Coca-Cola Co.	962,389	44,645,226
Diageo PLC	1,183,885	31,986,554
		76,631,780
Biotechnology – 3.7%
AbbVie, Inc.	1,734,025	99,047,508
Amgen, Inc.	358,585	53,762,649
		152,810,157
Capital Markets – 1.8%
BlackRock, Inc.	122,423	41,693,601
TD Ameritrade Holding Corp.	1,034,367	32,613,591
		74,307,192
Chemicals – 4.8%
EI du Pont de Nemours & Co.	1,248,387	79,047,865
LyondellBasell Industries NV - Class A	1,386,337	118,642,720
		197,690,585
Commercial Banks – 5.3%
JPMorgan Chase & Co.	1,206,272	71,435,428
PacWest Bancorp	886,581	32,936,484
US Bancorp	2,812,273	114,150,161
		218,522,073
Commercial Services & Supplies – 1.4%
Waste Management, Inc.	1,000,416	59,024,544
Consumer Finance – 1.1%
American Express Co.	705,504	43,317,946
Distributors – 1.0%
Genuine Parts Co.	429,582	42,683,268
Diversified Financial Services – 2.3%
CME Group, Inc.	1,006,054	96,631,487
Diversified Telecommunication Services – 2.1%
Verizon Communications, Inc.	1,561,921	84,468,688
Electronic Equipment, Instruments & Components – 2.6%
TE Connectivity, Ltd. (U.S. Shares)	1,746,181	108,123,528
Food & Staples Retailing – 3.5%
Kroger Co.	1,753,941	67,088,243
Sysco Corp.	1,626,527	76,007,607
		143,095,850
Food Products – 1.7%
Hershey Co.	779,326	71,768,131
Health Care Equipment & Supplies – 0.9%
St Jude Medical, Inc.	634,646	34,905,530
Health Care Providers & Services – 1.6%
Aetna, Inc.	582,511	65,445,111
Hotels, Restaurants & Leisure – 5.7%
Carnival Corp. (U.S. Shares)	1,254,669	66,208,883
McDonald's Corp.	829,780	104,286,750
Six Flags Entertainment Corp.	1,177,092	65,316,835
		235,812,468

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2016

Janus Growth and Income Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares		Value
Common Stocks – (continued)
Household Durables – 1.1%
Garmin, Ltd.	1,152,328	$46,047,027
Household Products – 3.3%
Colgate-Palmolive Co.	983,278	69,468,591
Kimberly-Clark Corp.	505,477	67,991,711
		137,460,302
Industrial Conglomerates – 3.3%
3M Co.	254,577	42,420,165
General Electric Co.	2,983,507	94,845,688
		137,265,853
Information Technology Services – 3.5%
Accenture PLC - Class A (U.S. Shares)	683,614	78,889,056
Automatic Data Processing, Inc.	712,801	63,945,378
		142,834,434
Insurance – 1.3%
Travelers Cos., Inc.	449,221	52,428,583
Leisure Products – 0.9%
Hasbro, Inc.	438,645	35,135,464
Machinery – 1.5%
Deere & Co.	511,079	39,347,972
Dover Corp.	376,163	24,198,566
		63,546,538
Media – 4.4%
Comcast Corp. - Class A	1,124,890	68,708,281
Omnicom Group, Inc.	993,973	82,728,373
Time Warner, Inc.	434,264	31,505,853
		182,942,507
Oil, Gas & Consumable Fuels – 2.3%
Chevron Corp.	972,143	92,742,442
Pharmaceuticals – 6.0%
Bristol-Myers Squibb Co.	864,114	55,199,602
Eli Lilly & Co.	1,153,222	83,043,516
Johnson & Johnson	652,017	70,548,239
Merck & Co., Inc.	755,357	39,965,939
		248,757,296
Real Estate Investment Trusts (REITs) – 1.8%
Colony Capital, Inc.- Class A	500,000	8,385,000
Colony Starwood Homesß	233,410	5,199,208
Crown Castle International Corp.	485,065	41,958,122
Outfront Media, Inc.	924,740	19,512,014
		75,054,344
Real Estate Management & Development – 0.3%
Colony American Homes Holdings III LP§	2,402,758	12,632,500
Road & Rail – 1.3%
Union Pacific Corp.	696,949	55,442,293
Semiconductor & Semiconductor Equipment – 2.7%
Texas Instruments, Inc.	1,945,897	111,733,406
Software – 3.4%
Microsoft Corp.	2,525,274	139,470,883
Specialty Retail – 3.1%
Home Depot, Inc.	562,587	75,065,983
L Brands, Inc.	614,744	53,980,671
		129,046,654
Technology Hardware, Storage & Peripherals – 3.2%
Apple, Inc.†	1,208,921	131,760,300
Textiles, Apparel & Luxury Goods – 1.6%
NIKE, Inc. - Class B	1,060,906	65,213,892
Tobacco – 3.7%
Altria Group, Inc.	2,404,736	150,680,757
Total Common Stocks (cost $2,985,512,058)		4,040,188,493

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Growth and Income Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares		Value
Preferred Stocks – 1.7%
Pharmaceuticals – 1.7%
Allergan PLC, 5.5000%	16,276	$14,959,923
Teva Pharmaceutical Industries, Ltd., 7.0000%	64,762	57,245,722
Total Preferred Stocks (cost $81,038,000)		72,205,645
Investment Companies – 0.1%
Money Markets – 0.1%
Janus Cash Liquidity Fund LLC, 0.3874%ºº,£ (cost $3,780,000)	3,780,000	3,780,000
Total Investments (total cost $3,070,330,058) – 99.9%		4,116,174,138
Cash, Receivables and Other Assets, net of Liabilities – 0.1%		3,871,824
Net Assets – 100%		$4,120,045,962

Summary of Investments by Country - (Long Positions) (unaudited)
		% of Investment
Country	Value	Securities
United States	$4,026,941,862	97.8%
Israel	57,245,722	1.4
United Kingdom	31,986,554	0.8

Total	$4,116,174,138	100.0%

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)
Bank of America:
British Pound	4/14/16	209,000	$300,132	$(1,948)
HSBC Securities (USA), Inc.:
British Pound	4/28/16	4,512,000	6,479,683	(111,979)
JPMorgan Chase & Co.:
British Pound	4/14/16	222,000	318,801	2,703
British Pound	4/14/16	6,132,000	8,805,799	(48,965)

			9,124,600	(46,262)
Total			$15,904,415	$(160,189)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2016

Janus Growth and Income Fund

Notes to Schedule of Investments and Other Information (unaudited)

Russell 1000® Growth Index	Measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.
S&P 500® Index	Measures broad U.S. equity performance.

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
U.S. Shares	Securities of foreign companies trading on an American stock exchange.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of March 31, 2016, is $54,495,000.

ß	Security is illiquid.

ºº	Rate shown is the 7-day yield as of March 31, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2016. Unless otherwise indicated, all information in the table is for the period ended March 31, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/15	Purchases	Sales	at 3/31/16	Gain/(Loss)	Income	at 3/31/16

Janus Cash Liquidity Fund LLC	5,038,046	142,454,164	(143,712,210)	3,780,000	$—	$5,568	$3,780,000

§				Schedule of Restricted and Illiquid Securities (as of March 31, 2016)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Colony American Homes Holdings III LP	1/30/13	$16,613,870	$12,632,500	0.3%

The Fund has registration rights for certain restricted securities held as of March 31, 2016. The issuer incurs all registration costs.

Janus Investment Fund	11

Janus Growth and Income Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of March 31, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks
Real Estate Investment Trusts (REITs)	$ 69,855,136	$ 5,199,208	$ -
Real Estate Management & Development	-	-	12,632,500
All Others	3,952,501,649	-	-
Preferred Stocks	-	72,205,645	-
Investment Companies	-	3,780,000	-
Total Investments in Securities	$ 4,022,356,785	$ 81,184,853	$ 12,632,500

Other Financial Instruments (a):
Forward Currency Contracts	$ -	$ 2,703	$ -
Total Assets	$ 4,022,356,785	$ 81,187,556	$ 12,632,500

Liabilities
Other Financial Instruments (a):
Forward Currency Contracts	$ -	$ 162,892	$ -
(a) Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

12	MARCH 31, 2016

Janus Growth and Income Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2016

Assets:
Investments, at cost	$3,070,330,058
Unaffiliated investments, at value	4,112,394,138
Affiliated investments, at value	3,780,000
Cash	907
Forward currency contracts	2,703
Non-interested Trustees' deferred compensation	78,997
Receivables:
Dividends	7,147,029
Investments sold	3,636,120
Fund shares sold	862,396
Foreign tax reclaims	87,947
Dividends from affiliates	1,239
Other assets	28,997
Total Assets	4,128,020,473
Liabilities:
Forward currency contracts	162,892
Payables:	—
Investments purchased	2,060,540
Advisory fees	2,057,503
Fund shares repurchased	1,971,006
Transfer agent fees and expenses	684,159
Dividends	506,187
Non-interested Trustees' deferred compensation fees	78,997
Fund administration fees	32,577
12b-1 Distribution and shareholder servicing fees	26,452
Non-interested Trustees' fees and expenses	25,550
Professional fees	16,742
Custodian fees	53
Accrued expenses and other payables	351,853
Total Liabilities	7,974,511
Net Assets	$4,120,045,962

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Growth and Income Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2016

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,975,817,762
Undistributed net investment income/(loss)	4,426,516
Undistributed net realized gain/(loss) from investments and foreign currency transactions	94,142,130
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,045,659,554
Total Net Assets	$4,120,045,962
Net Assets - Class A Shares	$25,975,412
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	582,528
Net Asset Value Per Share(1)	$44.59
Maximum Offering Price Per Share(2)	$47.31
Net Assets - Class C Shares	$18,140,097
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	410,631
Net Asset Value Per Share(1)	$44.18
Net Assets - Class D Shares	$2,609,623,113
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	58,482,555
Net Asset Value Per Share	$44.62
Net Assets - Class I Shares	$55,993,863
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,254,311
Net Asset Value Per Share	$44.64
Net Assets - Class R Shares	$2,482,537
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	55,879
Net Asset Value Per Share	$44.43
Net Assets - Class S Shares	$24,211,428
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	543,098
Net Asset Value Per Share	$44.58
Net Assets - Class T Shares	$1,383,619,512
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	31,023,328
Net Asset Value Per Share	$44.60

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

14	MARCH 31, 2016

Janus Growth and Income Fund

Statement of Operations (unaudited)

For the period ended March 31, 2016

Investment Income:
Dividends	$61,399,162
Dividends from affiliates	5,568
Other income	18
Foreign tax withheld	(185,154)
Total Investment Income	61,219,594
Expenses:
Advisory fees	12,110,802
12b-1Distribution and shareholder servicing fees:
Class A Shares	31,472
Class C Shares	87,041
Class R Shares	5,923
Class S Shares	30,129
Transfer agent administrative fees and expenses:
Class D Shares	1,528,531
Class R Shares	2,962
Class S Shares	30,129
Class T Shares	1,706,954
Transfer agent networking and omnibus fees:
Class A Shares	6,847
Class C Shares	7,757
Class I Shares	23,775
Other transfer agent fees and expenses:
Class A Shares	1,309
Class C Shares	1,202
Class D Shares	244,286
Class I Shares	1,221
Class R Shares	42
Class S Shares	264
Class T Shares	7,079
Shareholder reports expense	313,310
Fund administration fees	169,848
Registration fees	78,497
Non-interested Trustees’ fees and expenses	54,666
Professional fees	41,977
Custodian fees	10,585
Other expenses	210,966
Total Expenses	16,707,574
Less: Excess Expense Reimbursement	(34,754)
Net Expenses	16,672,820
Net Investment Income/(Loss)	44,546,774
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	88,899,333
Total Net Realized Gain/(Loss) on Investments	88,899,333
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	250,634,088
Total Change in Unrealized Net Appreciation/Depreciation	250,634,088
Net Increase/(Decrease) in Net Assets Resulting from Operations	$384,080,195

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Growth and Income Fund

Statements of Changes in Net Assets

	Period ended March 31, 2016 (unaudited)	Year ended September 30, 2015

Operations:
Net investment income/(loss)	$44,546,774	$98,536,584
Net realized gain/(loss) on investments	88,899,333	408,829,763
Change in unrealized net appreciation/depreciation	250,634,088	(600,856,055)
Net Increase/(Decrease) in Net Assets Resulting from Operations	384,080,195	(93,489,708)
Dividends and Distributions to Shareholders:
Class A Shares	(332,231)	(486,808)
Class C Shares	(167,893)	(214,760)
Class D Shares	(34,990,358)	(53,129,169)
Class I Shares	(779,038)	(1,150,074)
Class R Shares	(26,393)	(42,055)
Class S Shares	(288,400)	(476,583)
Class T Shares	(18,244,359)	(28,572,805)
Total Dividends from Net Investment Income	(54,828,672)	(84,072,254)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(2,026,987)	(174,363)
Class C Shares	(1,405,344)	(118,913)
Class D Shares	(203,274,360)	(17,078,208)
Class I Shares	(4,448,444)	(353,395)
Class R Shares	(190,808)	(21,283)
Class S Shares	(1,907,705)	(197,570)
Class T Shares	(109,577,434)	(9,801,010)
Total Distributions from Net Realized Gain from Investment Transactions	(322,831,082)	(27,744,742)
Net Decrease from Dividends and Distributions to Shareholders	(377,659,754)	(111,816,996)
Capital Share Transactions:
Class A Shares	4,221,093	(3,370,297)
Class C Shares	1,155,743	1,517,495
Class D Shares	167,137,797	(94,565,137)
Class I Shares	3,695,223	368,111
Class R Shares	149,577	(799,018)
Class S Shares	314,476	(8,525,037)
Class T Shares	64,697,063	(152,900,114)
Net Increase/(Decrease) from Capital Share Transactions	241,370,972	(258,273,997)
Net Increase/(Decrease) in Net Assets	247,791,413	(463,580,701)
Net Assets:
Beginning of period	3,872,254,549	4,335,835,250
End of period	$4,120,045,962	$3,872,254,549

Undistributed Net Investment Income/(Loss)	$4,426,516	$14,708,414

See Notes to Financial Statements.

16	MARCH 31, 2016

Janus Growth and Income Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014		2013	2012	2011
Net Asset Value, Beginning of Period	$44.58	$47.03	$40.97		$34.28	$26.25	$28.50
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.47(1)	1.04(1)	0.88(1)		0.70	0.34	0.27
Net realized and unrealized gain/(loss)	3.91	(2.30)	5.92		6.62	8.04	(2.25)
Total from Investment Operations	4.38	(1.26)	6.80		7.32	8.38	(1.98)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.60)	(0.88)	(0.74)		(0.63)	(0.35)	(0.27)
Distributions (from capital gains)	(3.77)	(0.31)	—		—	—	—
Total Dividends and Distributions	(4.37)	(1.19)	(0.74)		(0.63)	(0.35)	(0.27)
Net Asset Value, End of Period	$44.59	$44.58	$47.03		$40.97	$34.28	$26.25
Total Return*	9.96%	(2.79)%	16.69%		21.56%	32.02%	(7.08)%
Net Assets, End of Period (in thousands)	$25,975	$21,955	$26,418		$25,749	$25,678	$20,936
Average Net Assets for the Period (in thousands)	$25,066	$26,477	$28,164		$22,648	$22,087	$22,536
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.95%	0.93%	0.96%		0.97%	1.00%	0.96%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.95%	0.93%	0.96%		0.96%	0.97%	0.94%
Ratio of Net Investment Income/(Loss)	2.11%	2.16%	1.96%		2.08%	1.24%	0.92%
Portfolio Turnover Rate	13%	30%	23%		33%	45%	65%
				1

Class C Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$44.21	$46.67	$40.70	$34.13	$26.16	$28.43
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.29(1)	0.68(1)	0.52(1)	0.36	0.11	0.07
Net realized and unrealized gain/(loss)	3.89	(2.28)	5.88	6.60	8.00	(2.28)
Total from Investment Operations	4.18	(1.60)	6.40	6.96	8.11	(2.21)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.44)	(0.55)	(0.43)	(0.39)	(0.14)	(0.06)
Distributions (from capital gains)	(3.77)	(0.31)	—	—	—	—
Total Dividends and Distributions	(4.21)	(0.86)	(0.43)	(0.39)	(0.14)	(0.06)
Net Asset Value, End of Period	$44.18	$44.21	$46.67	$40.70	$34.13	$26.16
Total Return*	9.56%	(3.52)%	15.77%	20.53%	31.03%	(7.80)%
Net Assets, End of Period (in thousands)	$18,140	$16,993	$16,454	$13,964	$11,850	$10,060
Average Net Assets for the Period (in thousands)	$17,535	$18,934	$15,369	$12,399	$11,477	$9,952
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.73%	1.67%	1.76%	1.82%	1.85%	1.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.73%	1.67%	1.76%	1.80%	1.72%	1.70%
Ratio of Net Investment Income/(Loss)	1.30%	1.42%	1.16%	1.23%	0.50%	0.17%
Portfolio Turnover Rate	13%	30%	23%	33%	45%	65%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Growth and Income Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$44.60	$47.06	$40.99	$34.29	$26.25	$28.50
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.50(1)	1.11(1)	0.96(1)	0.75	0.41	0.31
Net realized and unrealized gain/(loss)	3.92	(2.30)	5.92	6.63	8.02	(2.24)
Total from Investment Operations	4.42	(1.19)	6.88	7.38	8.43	(1.93)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.63)	(0.96)	(0.81)	(0.68)	(0.39)	(0.32)
Distributions (from capital gains)	(3.77)	(0.31)	—	—	—	—
Total Dividends and Distributions	(4.40)	(1.27)	(0.81)	(0.68)	(0.39)	(0.32)
Net Asset Value, End of Period	$44.62	$44.60	$47.06	$40.99	$34.29	$26.25
Total Return*	10.05%	(2.66)%	16.89%	21.76%	32.23%	(6.93)%
Net Assets, End of Period (in thousands)	$2,609,623	$2,437,996	$2,663,380	$2,414,285	$2,125,471	$1,757,879
Average Net Assets for the Period (in thousands)	$2,547,552	$2,683,571	$2,594,398	$2,248,201	$2,046,072	$2,045,514
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.79%	0.79%	0.79%	0.80%	0.80%	0.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.79%	0.79%	0.79%	0.80%	0.80%	0.80%
Ratio of Net Investment Income/(Loss)	2.24%	2.32%	2.12%	2.23%	1.42%	1.06%
Portfolio Turnover Rate	13%	30%	23%	33%	45%	65%

Class I Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$44.61	$47.08	$41.00	$34.29	$26.25	$28.50
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.52(1)	1.15(1)	0.99(1)	0.77	0.46	0.35
Net realized and unrealized gain/(loss)	3.93	(2.32)	5.92	6.65	7.99	(2.26)
Total from Investment Operations	4.45	(1.17)	6.91	7.42	8.45	(1.91)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.65)	(0.99)	(0.83)	(0.71)	(0.41)	(0.34)
Distributions (from capital gains)	(3.77)	(0.31)	—	—	—	—
Total Dividends and Distributions	(4.42)	(1.30)	(0.83)	(0.71)	(0.41)	(0.34)
Net Asset Value, End of Period	$44.64	$44.61	$47.08	$41.00	$34.29	$26.25
Total Return*	10.11%	(2.60)%	16.96%	21.88%	32.31%	(6.85)%
Net Assets, End of Period (in thousands)	$55,994	$52,184	$54,748	$31,066	$23,999	$23,016
Average Net Assets for the Period (in thousands)	$54,747	$55,606	$45,976	$25,489	$25,945	$57,356
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.72%	0.71%	0.73%	0.73%	0.76%	0.71%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.72%	0.71%	0.73%	0.71%	0.72%	0.70%
Ratio of Net Investment Income/(Loss)	2.32%	2.40%	2.19%	2.33%	1.48%	1.18%
Portfolio Turnover Rate	13%	30%	23%	33%	45%	65%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	MARCH 31, 2016

Janus Growth and Income Fund

Financial Highlights

Class R Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$44.43	$46.86	$40.85	$34.22	$26.22	$28.48
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.37(1)	0.83(1)	0.68(1)	0.52	0.22	0.12
Net realized and unrealized gain/(loss)	3.91	(2.30)	5.92	6.61	8.00	(2.23)
Total from Investment Operations	4.28	(1.47)	6.60	7.13	8.22	(2.11)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.51)	(0.65)	(0.59)	(0.50)	(0.22)	(0.15)
Distributions (from capital gains)	(3.77)	(0.31)	—	—	—	—
Total Dividends and Distributions	(4.28)	(0.96)	(0.59)	(0.50)	(0.22)	(0.15)
Net Asset Value, End of Period	$44.43	$44.43	$46.86	$40.85	$34.22	$26.22
Total Return*	9.74%	(3.24)%	16.22%	21.02%	31.42%	(7.49)%
Net Assets, End of Period (in thousands)	$2,483	$2,331	$3,225	$2,685	$2,382	$1,931
Average Net Assets for the Period (in thousands)	$2,369	$3,056	$2,932	$2,518	$2,355	$2,691
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.39%	1.38%	1.38%	1.39%	1.40%	1.39%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.39%	1.38%	1.38%	1.39%	1.40%	1.39%
Ratio of Net Investment Income/(Loss)	1.64%	1.72%	1.52%	1.64%	0.82%	0.46%
Portfolio Turnover Rate	13%	30%	23%	33%	45%	65%

Class S Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$44.57	$47.01	$40.96	$34.29	$26.26	$28.51
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.43(1)	0.95(1)	0.79(1)	0.63	0.32	0.21
Net realized and unrealized gain/(loss)	3.91	(2.30)	5.94	6.62	8.00	(2.25)
Total from Investment Operations	4.34	(1.35)	6.73	7.25	8.32	(2.04)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.56)	(0.78)	(0.68)	(0.58)	(0.29)	(0.21)
Distributions (from capital gains)	(3.77)	(0.31)	—	—	—	—
Total Dividends and Distributions	(4.33)	(1.09)	(0.68)	(0.58)	(0.29)	(0.21)
Net Asset Value, End of Period	$44.58	$44.57	$47.01	$40.96	$34.29	$26.26
Total Return*	9.86%	(2.97)%	16.50%	21.33%	31.76%	(7.26)%
Net Assets, End of Period (in thousands)	$24,211	$23,789	$33,405	$38,526	$37,945	$46,970
Average Net Assets for the Period (in thousands)	$24,103	$29,034	$37,191	$38,196	$46,185	$62,132
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.13%	1.13%	1.13%	1.14%	1.13%	1.15%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.13%	1.12%	1.12%	1.14%	1.13%	1.15%
Ratio of Net Investment Income/(Loss)	1.90%	1.98%	1.77%	1.89%	1.06%	0.71%
Portfolio Turnover Rate	13%	30%	23%	33%	45%	65%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Growth and Income Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$44.58	$47.04	$40.97	$34.28	$26.25	$28.50
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.48(1)	1.08(1)	0.92(1)	0.72	0.38	0.28
Net realized and unrealized gain/(loss)	3.93	(2.31)	5.93	6.63	8.01	(2.25)
Total from Investment Operations	4.41	(1.23)	6.85	7.35	8.39	(1.97)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.62)	(0.92)	(0.78)	(0.66)	(0.36)	(0.28)
Distributions (from capital gains)	(3.77)	(0.31)	—	—	—	—
Total Dividends and Distributions	(4.39)	(1.23)	(0.78)	(0.66)	(0.36)	(0.28)
Net Asset Value, End of Period	$44.60	$44.58	$47.04	$40.97	$34.28	$26.25
Total Return*	10.02%	(2.74)%	16.81%	21.66%	32.07%	(7.03)%
Net Assets, End of Period (in thousands)	$1,383,620	$1,317,006	$1,538,205	$1,398,091	$1,330,261	$1,253,824
Average Net Assets for the Period (in thousands)	$1,365,563	$1,492,142	$1,503,853	$1,347,857	$1,352,274	$1,639,387
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.88%	0.87%	0.88%	0.89%	0.90%	0.90%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.88%	0.86%	0.87%	0.88%	0.90%	0.90%
Ratio of Net Investment Income/(Loss)	2.15%	2.25%	2.04%	2.15%	1.31%	0.96%
Portfolio Turnover Rate	13%	30%	23%	33%	45%	65%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	MARCH 31, 2016

Janus Growth and Income Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Growth and Income Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange

Janus Investment Fund	21

Janus Growth and Income Fund

Notes to Financial Statements (unaudited)

(“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of March 31, 2016.

22	MARCH 31, 2016

Janus Growth and Income Fund

Notes to Financial Statements (unaudited)

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $31,853,512 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends of net investment income are generally declared and distributed quarterly, and realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Janus Investment Fund	23

Janus Growth and Income Fund

Notes to Financial Statements (unaudited)

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2016 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse

24	MARCH 31, 2016

Janus Growth and Income Fund

Notes to Financial Statements (unaudited)

securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended March 31, 2016, the average ending monthly currency value amounts on sold forward currency contracts is $28,846,355.

Janus Investment Fund	25

Janus Growth and Income Fund

Notes to Financial Statements (unaudited)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of March 31, 2016.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of March 31, 2016

Currency Contracts
Asset Derivatives:
Forward currency contracts	$ 2,703

Liability Derivatives:
Forward currency contracts	$ 162,892

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2016.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended March 31, 2016

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Investments and foreign currency transactions	$ 2,188,235

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Investments, foreign currency translations and non-interested Trustees' deferred compensation	$ (854,085)

Please see the Fund’s Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the

26	MARCH 31, 2016

Janus Growth and Income Fund

Notes to Financial Statements (unaudited)

financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. One or more countries may abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a

Janus Investment Fund	27

Janus Growth and Income Fund

Notes to Financial Statements (unaudited)

default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of March 31, 2016” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets
Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
JPMorgan Chase & Co.	$ 2,703	$ (2,703)	$ -	$ -

Offsetting of Financial Liabilities and Derivative Liabilities
Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Bank of America	$ 1,948	$ -	$ -	$ 1,948
HSBC Securities (USA), Inc.	111,979	-	-	111,979
JPMorgan Chase & Co.	48,965	(2,703)	-	46,262
Total	$ 162,892	$ (2,703)	$ -	$ 160,189

(a) Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund may segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

28	MARCH 31, 2016

Janus Growth and Income Fund

Notes to Financial Statements (unaudited)

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.60%.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, R Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.75%. Janus Capital has agreed to continue the waiver until at least February 1, 2017. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer

Janus Investment Fund	29

Janus Growth and Income Fund

Notes to Financial Statements (unaudited)

agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $367,532 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2016. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $92,975 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2016.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner

30	MARCH 31, 2016

Janus Growth and Income Fund

Notes to Financial Statements (unaudited)

consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2016 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2016, Janus Distributors retained upfront sales charges of $4,439.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended March 31, 2016.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2016, redeeming shareholders of Class C Shares paid CDSCs of $252.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 3,060,173,245	$1,102,974,613	$(46,973,720)	$ 1,056,000,893

Janus Investment Fund	31

Janus Growth and Income Fund

Notes to Financial Statements (unaudited)

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2015, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended September 30, 2015

September 30, 2016	Accumulated Capital Losses

$ (3,981,657)	$ (3,981,657)

6. Capital Share Transactions

	Period ended March 31, 2016		Year ended September 30, 2015
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	153,687	$ 7,072,687	76,385	$ 3,646,065
Reinvested dividends and distributions	51,362	2,267,186	13,562	635,600
Shares repurchased	(114,996)	(5,118,780)	(159,152)	(7,651,962)
Net Increase/(Decrease)	90,053	$ 4,221,093	(69,205)	$ (3,370,297)
Class C Shares:
Shares sold	52,809	$ 2,313,132	135,114	$ 6,430,072
Reinvested dividends and distributions	31,835	1,392,909	6,450	298,851
Shares repurchased	(58,372)	(2,550,298)	(109,745)	(5,211,428)
Net Increase/(Decrease)	26,272	$ 1,155,743	31,819	$ 1,517,495
Class D Shares:
Shares sold	818,404	$ 36,157,054	1,560,155	$ 74,922,225
Reinvested dividends and distributions	5,261,310	232,407,234	1,462,356	68,542,216
Shares repurchased	(2,257,090)	(101,426,491)	(4,955,541)	(238,029,578)
Net Increase/(Decrease)	3,822,624	$167,137,797	(1,933,030)	$ (94,565,137)
Class I Shares:
Shares sold	152,756	$ 6,665,701	254,327	$ 12,274,809
Reinvested dividends and distributions	101,301	4,475,865	27,635	1,295,394
Shares repurchased	(169,420)	(7,446,343)	(275,240)	(13,202,092)
Net Increase/(Decrease)	84,637	$ 3,695,223	6,722	$ 368,111
Class R Shares:
Shares sold	3,983	$ 180,013	7,051	$ 337,203
Reinvested dividends and distributions	4,933	217,048	1,358	63,338
Shares repurchased	(5,504)	(247,484)	(24,773)	(1,199,559)
Net Increase/(Decrease)	3,412	$ 149,577	(16,364)	$ (799,018)
Class S Shares:
Shares sold	30,811	$ 1,388,277	68,767	$ 3,284,460
Reinvested dividends and distributions	49,583	2,188,550	14,350	671,664
Shares repurchased	(71,055)	(3,262,351)	(259,928)	(12,481,161)
Net Increase/(Decrease)	9,339	$ 314,476	(176,811)	$ (8,525,037)
Class T Shares:
Shares sold	937,774	$ 41,722,355	1,807,273	$ 86,718,434
Reinvested dividends and distributions	2,810,865	124,104,956	794,027	37,193,427
Shares repurchased	(2,265,121)	(101,130,248)	(5,762,748)	(276,811,975)
Net Increase/(Decrease)	1,483,518	$ 64,697,063	(3,161,448)	$(152,900,114)

32	MARCH 31, 2016

Janus Growth and Income Fund

Notes to Financial Statements (unaudited)

7. Purchases and Sales of Investment Securities

For the period ended March 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$523,678,976	$ 608,573,706	$ -	$ -

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2016 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	33

Janus Growth and Income Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2015, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2016 through January 1 or February 1, 2017, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee

34	MARCH 31, 2016

Janus Growth and Income Fund

Additional Information (unaudited)

for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2015, approximately 70% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2015, approximately 61% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Janus Investment Fund	35

Janus Growth and Income Fund

Additional Information (unaudited)

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

36	MARCH 31, 2016

Janus Growth and Income Fund

Additional Information (unaudited)

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and INTECH had taken or were taking to improve performance.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and in the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Janus Investment Fund	37

Janus Growth and Income Fund

Additional Information (unaudited)

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

38	MARCH 31, 2016

Janus Growth and Income Fund

Additional Information (unaudited)

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers,

Janus Investment Fund	39

Janus Growth and Income Fund

Additional Information (unaudited)

was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 14% below the mean total expenses of their respective Broadridge Expense Group peers and 24% below the mean total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 19% below the mean for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the mean total expenses for its Broadridge Expense Group peers and to mean total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) by one estimation methodology, the fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to the estimated fee margins in the industry and relative to estimated fee margins of fund managers using Janus Capital as a subadviser.

The Trustees considered the fees for each Fund for its fiscal year ended in 2014, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

40	MARCH 31, 2016

Janus Growth and Income Fund

Additional Information (unaudited)

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

Janus Investment Fund	41

Janus Growth and Income Fund

Additional Information (unaudited)

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for one share class. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

42	MARCH 31, 2016

Janus Growth and Income Fund

Additional Information (unaudited)

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

Janus Investment Fund	43

Janus Growth and Income Fund

Additional Information (unaudited)

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services

44	MARCH 31, 2016

Janus Growth and Income Fund

Additional Information (unaudited)

provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant provided an analysis of economies of scale, which included discussion of analysis from prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 85% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 80% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	45

Janus Growth and Income Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

46	MARCH 31, 2016

Janus Growth and Income Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

Janus Investment Fund	47

Janus Growth and Income Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

48	MARCH 31, 2016

Janus Growth and Income Fund

Notes

NotesPage1

Janus Investment Fund	49

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0516-1656				125-24-93048 05-16

SEMIANNUAL REPORT March 31, 2016

Janus International Equity Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus International Equity Fund

Janus International Equity Fund (unaudited)

FUND SNAPSHOT

We believe the international market provides opportunities to invest in companies offering sustainable competitive advantages, high or improving returns on capital and long-term growth potential. We invest where we believe we have differentiated research insights, in an effort to deliver superior risk-adjusted results over the long-term.

Julian McManus co-portfolio manager	Guy Scott co-portfolio manager	Carmel Wellso co-portfolio manager

PERFORMANCE OVERVIEW

Janus International Equity Fund’s Class I Shares returned -0.12% over the six-month period ended March 31, 2016, while its primary benchmark, the MSCI EAFE Index, returned 1.56% and its secondary benchmark, the MSCI All Country World ex-U.S. Index, returned 2.86% during the period.

MARKET OVERVIEW

Global equity markets spent the early part of the period recovering from the late-summer sell-off, but the reprieve was not to last. Stocks began a downward slide in December as concerns again arose about China’s growth trajectory and softening in the broader global economy. Symbolic of these concerns was the price of crude oil, which plunged to levels not seen in over a decade. Central bank policy added to the dour sentiment as the European Central Bank’s (ECB) December announcement failed to excite investors and some feared that the Federal Reserve’s (Fed) first rate hike since 2006 was ill-timed, with U.S. economic conditions not meriting a period of tightening.

Markets reversed course toward the end of the period as expectations coalesced around more aggressive easing by the ECB – which it ultimately announced – and the Fed dialing back its rate hike projections – which also occurred. Continued accommodative policy in developed markets caused a shift in the plight of emerging market currencies and stocks. Many of the gains were concentrated in Latin America as the region benefited from increased hope that Brazil’s unpopular president may be impeached. Russia also recovered as global crude benchmarks rallied. U.S. indices finished the period in positive territory as did stocks in healthier, northern European countries. Southern Europe was decidedly weaker. While they clawed back much of their losses, China-related benchmarks still registered negative returns, far outpaced by smaller Asian neighbors, many of which benefited from improved currency prospects.

PERFORMANCE DISCUSSION

The Fund underperformed both its primary benchmark and its secondary benchmark. Our strategy focuses on finding companies with strong fundamentals that are trading at attractive valuations relative to what we consider their future growth potential. While the Fund may lag the benchmark in shorter periods, we believe our approach will provide superior risk-adjusted performance over the long-term.

Our holdings in the health care and financials sectors detracted from relative performance during the period. Banks across several regions were negatively impacted in the second half of the period as monetary policy from major central banks remained decidedly dovish. The decision by the Bank of Japan (BOJ) to implement negative interest rates on excess reserves parked at the institution put tremendous pressure on Mitsubishi UFJ Financial, Japan’s largest banking group. We believe that the policy’s impact on the bank will be minimal as it only applies to new deposits rather than those already held within the BOJ. The negative sentiment, in our view, also ignores management’s recent efforts to create value by repurchasing shares.

A similar development occurred within the eurozone after the ECB’s expansion of its asset purchasing program announced in March. The news weighed heavily on Intesa Sanpaolo, the largest bank in Italy. However, we like that it is the most capitalized bank in that market. We also believe the bank is well poised to benefit from a pickup in credit demand in Italy, a country where credit formation has lagged the rest of Europe.

Ireland’s Permanent TSB Group was also impacted, despite the bank being domiciled in one of the currency union’s strongest economies and having navigated an arduous stabilization process, positioning it to re-enter a growth phase. Still, we are mindful of hurdles facing banks, namely pressure on margins due to flattening yield

Janus Investment Fund	1

Janus International Equity Fund (unaudited)

curves, regulatory headwinds and in many regions, sluggish loan growth.

While the aforementioned companies weighed on performance during the period, we were impressed by the results of a number of companies in the portfolio. Our stock selection in the information technology and telecommunication services sectors contributed to relative performance during the period.

Japanese real estate companies Ichigo Inc. and Invincible Investment were among the leading individual contributors. Both companies benefited from their hotel exposure, which saw strong pricing growth from inbound tourism. The Japanese government is making changes to encourage tourism within the country, including making the Haneda Airport – which was previously a domestic airport – international, and increasing its capacity. Additionally, increasing occupancy levels for hotel rooms is helping boost the prices. We don’t foresee this upward trend stopping in the near-term, especially as the Chinese consumer continues to utilize their growing disposable income.

In addition to its hotel business, Ichigo benefited from a number of businesses that it owns that are expected to have favorable initial public offerings (IPOs). One such business is a solar power yield company. After the natural disasters experienced by Japan showed the potential risks associated with nuclear energy, public opinion turned against it as an energy source and, in response, the government began incentivizing renewable energy companies. With the government’s support, renewable energy companies have the ability to yield stable free cash flow and a double digit internal rate of return.

Japanese telecommunications company Nippon Telegraph and Telephone (NTT) also contributed. The BOJ’s move to negative interested rates increased the appeal of the company’s consistent yield and dividend. The company’s new strategy for selling access to its fiber optic lines also aided performance.

OUTLOOK

We believe that the bouts of volatility that roiled global equity markets during the period may continue over the remainder of the year. We also expect the doubling-down on accommodative monetary policy by the ECB, Fed and BOJ to be an ongoing factor affecting financial markets sentiment. As do many others, we question the effectiveness of loose monetary policy when everyone else is traveling down the same path. The winter’s policy shifts were most immediately felt in the financial sector as well as in major currencies. It is our view that the BOJ’s implementation of negative interest rate policy (NIRP) has gotten off to a rough start. The move was clouded by other market dynamics, namely global growth concerns, energy-related volatility and the expectation that both the ECB and Fed would also take a more dovish stance at their respective late-winter meetings. Still, NIRP crushed sentiment toward Japanese banks as the country’s flattening sovereign yield curve portended an extremely challenging environment for lenders as margins would come under pressure. We consider, however, the market’s reaction to negative deposit rates overdone. The step does not affect deposits already held at the BOJ, and sets a fairly high threshold before new excess reserves incur interest charges.

The ECB’s March foray deeper into NIRP further burdened the profitability outlook of banks within the eurozone. The pressure on net interest margins for the region’s banks will likely be acutely felt in the currency union’s periphery. This, coupled with political uncertainty following still-to-be resolved elections and a lack of meaningful structural reforms in certain countries, all make for a challenging environment for credit expansion. Outside the eurozone, this summer’s “Brexit” vote, where UK citizens will decide whether the country should remain within the European Union (EU), also represents significant policy risk with profound implications for the economy of the entire continent.

We expect the currency impact of the quarter’s shift in monetary policy to cast a long shadow over markets and the real economy for the remainder of the year. Beginning last summer, bouts of elevated volatility resulted in an increase in demand for the Japanese yen, which has developed a reputation as a relative safe-haven. Despite an ephemeral dip in the yen’s value after BOJ Governor Kuroda’s NIRP announcement, the currency resumed its strengthening against the dollar as investors anticipated that the U.S. central bank would lower its expected rate hike trajectory. A stronger yen has created yet another hurdle for Japanese exporters as the country attempts to catalyze moribund growth.

Recent U.S. dollar depreciation has put a strong bid on commodities, reversing the steep slide in prices that had accelerated in December. We, however, do not see the recovery in commodities-related assets as sustainable. The supply/demand fundamentals within the energy space remain weak and we expect any additional near-

2	MARCH 31, 2016

Janus International Equity Fund (unaudited)

term recovery in commodities prices to be muted as a result.

While we have limited expectations for the commodities and materials sectors, our outlook for industrials has become more sanguine. We hold the non-consensus view that both China and the U.S. are at the cusp of exiting an “industrial recession.” Sales of heavy equipment within China have recently experienced an uptick. The country famously went on an investment binge in the wake of the global financial crisis, and much of the equipment purchased then is coming toward the end of its useful life. Already we are seeing an uptick in truck sales. Industrials, in our view, should also be supported by favorable year over year comparables during the second quarter. Looking toward the second half of the year, we see the potential for meaningful growth within industrials and an accompanying second-derivative impact across the economy. Such a development would likely lead to a marked shift in sentiment and be positive for equities in general.

Within the U.S., industrials have had to endure dollar strengthening over the past several quarters. We expect U.S. exporters to no longer face that headwind as the Fed’s dovish statement has taken the wind out of the dollar’s sails. Industrials were also stymied by late-2015 inventory destocking. As that cycle turns to one of restocking – and real demand returns for industrial products – we can imagine a scenario where industrials exceed consensus expectations.

Thank you for your investment in Janus International Equity Fund.

Janus Investment Fund	3

Janus International Equity Fund (unaudited)

Fund At A Glance

March 31, 2016

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Ichigo, Inc.	0.72%	Intesa Sanpaolo SpA	-0.63%
	Nippon Telegraph & Telephone Corp.	0.67%	Permanent TSB Group Holdings PLC	-0.56%
	Invincible Investment Corp.	0.43%	Mitsubishi UFJ Financial Group, Inc.	-0.48%
	Schneider Electric SE	0.35%	Indivior PLC	-0.48%
	Keyence Corp.	0.35%	Sanofi	-0.38%

	5 Top Performers - Sectors*
			Fund Weighting	MSCI EAFE® Index
		Fund Contribution	(Average % of Equity)	Weighting
	Information Technology	1.11%	11.21%	5.11%
	Telecommunication Services	0.47%	7.03%	5.01%
	Industrials	0.22%	10.66%	12.78%
	Other**	-0.01%	0.89%	0.00%
	Utilities	-0.03%	1.77%	3.81%

	5 Bottom Performers - Sectors*
			Fund Weighting	MSCI EAFE® Index
		Fund Contribution	(Average % of Equity)	Weighting
	Health Care	-0.86%	11.28%	11.72%
	Financials	-0.51%	25.34%	24.94%
	Consumer Discretionary	-0.49%	12.75%	13.17%
	Consumer Staples	-0.27%	10.66%	12.22%
	Energy	-0.24%	4.69%	4.74%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

4	MARCH 31, 2016

Janus International Equity Fund (unaudited)

Fund At A Glance

March 31, 2016

5 Largest Equity Holdings - (% of Net Assets)
Nippon Telegraph & Telephone Corp.
Diversified Telecommunication Services	3.4%
AIA Group, Ltd.
Insurance	3.2%
Reckitt Benckiser Group PLC
Household Products	3.1%
Brenntag AG
Trading Companies & Distributors	3.0%
Schneider Electric SE
Electrical Equipment	2.9%
15.6%

Asset Allocation - (% of Net Assets)
Common Stocks	99.2%
Investment Companies	0.1%
Other	0.7%
100.0%

Emerging markets comprised 5.9% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2016	As of September 30, 2015

Janus Investment Fund	5

Janus International Equity Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2016					per the January 28, 2016 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	-0.21%	-11.79%	1.02%	2.86%	1.05%
Class A Shares at MOP	-5.93%	-16.84%	-0.17%	2.21%
Class C Shares at NAV	-0.58%	-12.44%	0.22%	2.00%	1.84%
Class C Shares at CDSC	-1.57%	-13.31%	0.22%	2.00%
Class D Shares(1)	-0.13%	-11.68%	1.21%	3.06%	0.85%
Class I Shares	-0.12%	-11.60%	1.32%	3.14%	0.78%
Class N Shares	-0.02%	-11.45%	1.32%	3.14%	0.71%
Class R Shares	-0.44%	-12.21%	0.61%	2.36%	1.47%
Class S Shares	-0.27%	-11.93%	1.15%	2.97%	1.22%
Class T Shares	-0.11%	-11.68%	1.14%	2.96%	0.97%
MSCI EAFE® Index	1.56%	-8.27%	2.29%	0.92%
MSCI All Country World ex-U.S. Index℠	2.86%	-9.19%	0.31%	1.06%
Morningstar Quartile - Class I Shares	-	4th	4th	2nd
Morningstar Ranking - based on total returns for Foreign Large Growth Funds	-	361/375	261/334	79/281

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

6	MARCH 31, 2016

Janus International Equity Fund (unaudited)

Performance

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility, lower liquidity and differing financial and information reporting standards, all of which are magnified in emerging markets.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of Janus Adviser International Equity Fund (“the predecessor fund”) into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the predecessor fund respectively, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the historical performance of the Fund’s Class I Shares calculated using the fees and expenses of Class D Shares, without the effect of any fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the historical performance of the Fund's Class I Shares, calculated using the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2016 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*The predecessor Fund’s inception date - November 28, 2006

(1) Closed to certain new investors.

Janus Investment Fund	7

Janus International Equity Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/15)	Ending Account Value (3/31/16)	Expenses Paid During Period (10/1/15 - 3/31/16)†	Beginning Account Value (10/1/15)	Ending Account Value (3/31/16)	Expenses Paid During Period (10/1/15 - 3/31/16)†	Net Annualized Expense Ratio (10/1/15 - 3/31/16)
Class A Shares	$1,000.00	$997.90	$5.64	$1,000.00	$1,019.35	$5.70	1.13%
Class C Shares	$1,000.00	$994.20	$9.32	$1,000.00	$1,015.65	$9.42	1.87%
Class D Shares	$1,000.00	$998.70	$4.70	$1,000.00	$1,020.30	$4.75	0.94%
Class I Shares	$1,000.00	$998.80	$4.10	$1,000.00	$1,020.90	$4.14	0.82%
Class N Shares	$1,000.00	$999.80	$3.80	$1,000.00	$1,021.20	$3.84	0.76%
Class R Shares	$1,000.00	$995.60	$7.53	$1,000.00	$1,017.45	$7.62	1.51%
Class S Shares	$1,000.00	$997.30	$6.29	$1,000.00	$1,018.70	$6.36	1.26%
Class T Shares	$1,000.00	$998.90	$5.05	$1,000.00	$1,019.95	$5.10	1.01%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	MARCH 31, 2016

Janus International Equity Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares		Value
Common Stocks – 99.2%
Air Freight & Logistics – 2.1%
Panalpina Welttransport Holding AG	39,256	$4,386,282
Auto Components – 2.1%
Hella KGaA Hueck & Co.	21,997	933,340
NGK Spark Plug Co., Ltd.	186,980	3,579,089
		4,512,429
Beverages – 5.5%
Diageo PLC	199,108	5,379,559
Pernod Ricard SA	32,308	3,602,153
SABMiller PLC	43,827	2,678,533
		11,660,245
Biotechnology – 0.7%
Actelion, Ltd.*	9,535	1,425,488
Building Products – 2.2%
Geberit AG	12,328	4,608,251
Capital Markets – 3.2%
Ichigo, Inc.	961,332	3,972,446
UBS Group AG	178,431	2,875,464
		6,847,910
Commercial Banks – 12.5%
Banca Popolare di Milano Scarl	2,247,000	1,570,909
BNP Paribas SA	88,066	4,431,504
ING Groep NV	268,983	3,253,000
Intesa Sanpaolo SpA	1,809,958	5,012,046
Lloyds Banking Group PLC	4,064,823	3,970,379
Mitsubishi UFJ Financial Group, Inc.	1,020,200	4,727,933
Permanent TSB Group Holdings PLC*	553,528	1,713,539
Seven Bank, Ltd.	434,800	1,854,652
		26,533,962
Construction Materials – 0.5%
Cemex SAB de CV (ADR)	135,502	986,455
Diversified Telecommunication Services – 5.7%
Deutsche Telekom AG	144,964	2,601,690
Nippon Telegraph & Telephone Corp.	166,300	7,164,511
Telstra Corp., Ltd.	566,668	2,314,792
		12,080,993
Electrical Equipment – 2.9%
Schneider Electric SE	99,620	6,294,748
Electronic Equipment, Instruments & Components – 2.5%
Hexagon AB - Class B	36,446	1,419,216
Keyence Corp.	7,100	3,873,358
		5,292,574
Food Products – 1.0%
Associated British Foods PLC	46,278	2,225,581
Health Care Equipment & Supplies – 2.0%
Essilor International SA	34,397	4,247,920
Hotels, Restaurants & Leisure – 1.2%
Merlin Entertainments PLC	377,691	2,513,854
Household Durables – 1.4%
Sekisui Chemical Co., Ltd.	239,000	2,943,695
Household Products – 3.1%
Reckitt Benckiser Group PLC	68,576	6,627,366
Industrial Conglomerates – 2.4%
Seibu Holdings, Inc.	244,312	5,169,349
Information Technology Services – 1.0%
TravelSky Technology, Ltd. - Class H	610,000	998,698
Worldpay Group PLC*	307,787	1,215,891
		2,214,589
Insurance – 4.3%
AIA Group, Ltd.	1,209,111	6,850,553

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus International Equity Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares		Value
Common Stocks – (continued)
Insurance – (continued)
Prudential PLC	124,562	$2,327,108
		9,177,661
Internet & Catalog Retail – 1.1%
Ctrip.com International, Ltd. (ADR)*	52,247	2,312,452
Internet Software & Services – 2.9%
Alibaba Group Holding, Ltd. (ADR)*	26,676	2,108,204
Auto Trader Group PLC (144A)	429,280	2,404,136
Tencent Holdings, Ltd.	81,600	1,666,272
		6,178,612
Media – 2.2%
Liberty Global PLC - Class A*	122,634	4,721,409
Metals & Mining – 1.1%
Outokumpu Oyj*	241,697	942,623
Sumitomo Metal Mining Co., Ltd.	134,000	1,330,712
		2,273,335
Multi-Utilities – 1.9%
Suez Environment Co.	219,516	4,025,846
Oil, Gas & Consumable Fuels – 4.7%
Inpex Corp.	290,700	2,204,856
MEG Energy Corp.*	61,823	311,829
PrairieSky Royalty, Ltd.	74,490	1,413,394
Royal Dutch Shell PLC - Class A	145,260	3,526,683
Total SA	55,085	2,510,558
		9,967,320
Pharmaceuticals – 9.3%
Bayer AG	27,938	3,283,383
Indivior PLC	882,063	2,065,890
Novo Nordisk A/S - Class B	101,252	5,493,228
Sanofi	70,955	5,720,185
Sawai Pharmaceutical Co., Ltd.	31,200	1,954,679
Shire PLC	24,010	1,364,996
		19,882,361
Professional Services – 1.1%
SGS SA	1,104	2,333,883
Real Estate Investment Trusts (REITs) – 2.0%
Invincible Investment Corp.	4,382	3,286,597
Kenedix Retail REIT Corp.	424	1,028,256
		4,314,853
Real Estate Management & Development – 2.0%
Kennedy Wilson Europe Real Estate PLC	254,987	4,287,742
Semiconductor & Semiconductor Equipment – 3.6%
ARM Holdings PLC	215,885	3,143,505
Sumco Corp.	250,368	1,575,229
Taiwan Semiconductor Manufacturing Co., Ltd.	595,000	2,995,525
		7,714,259
Specialty Retail – 1.0%
L'Occitane International SA	1,151,992	2,055,352
Technology Hardware, Storage & Peripherals – 0.7%
Samsung Electronics Co., Ltd.	1,279	1,467,595
Textiles, Apparel & Luxury Goods – 3.4%
Cie Financiere Richemont SA	47,765	3,157,996
Samsonite International SA	1,247,200	4,180,325
		7,338,321
Tobacco – 1.0%
British American Tobacco PLC	36,536	2,145,843
Trading Companies & Distributors – 3.0%
Brenntag AG	110,369	6,303,428
Wireless Telecommunication Services – 1.9%
Vodafone Group PLC	1,294,146	4,110,760

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2016

Janus International Equity Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares		Value
Common Stocks – (continued)
Total Common Stocks (cost $206,351,701)		211,182,723
Investment Companies – 0.1%
Money Markets – 0.1%
Janus Cash Liquidity Fund LLC, 0.3874%ºº,£ (cost $274,000)	274,000	$274,000
Total Investments (total cost $206,625,701) – 99.3%		211,456,723
Cash, Receivables and Other Assets, net of Liabilities – 0.7%		1,575,796
Net Assets – 100%		$213,032,519

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United Kingdom	$46,461,143	22.0%
Japan	44,665,362	21.1
France	32,888,266	15.6
Switzerland	18,787,364	8.9
Germany	13,121,841	6.2
Hong Kong	11,030,878	5.2
China	7,085,626	3.3
Netherlands	6,779,683	3.2
Italy	6,582,955	3.1
Denmark	5,493,228	2.6
United States	4,995,409	2.4
Taiwan	2,995,525	1.4
Australia	2,314,792	1.1
Canada	1,725,223	0.8
Ireland	1,713,539	0.8
South Korea	1,467,595	0.7
Sweden	1,419,216	0.7
Mexico	986,455	0.5
Finland	942,623	0.4

Total	$211,456,723	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus International Equity Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country World ex-U.S. IndexSM

An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

MSCI EAFE® (Europe, Australasia, Far East) Index

A free float-adjusted market capitalization index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2016 is $2,404,136, which represents 1.1% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2016. Unless otherwise indicated, all information in the table is for the period ended March 31, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/15	Purchases	Sales	at 3/31/16	Gain/(Loss)	Income	at 3/31/16

Janus Cash Liquidity Fund LLC	8,300,366	18,025,742	(26,052,108)	274,000	$—	$2,723	$274,000

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of March 31, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$ 211,182,723	$ -	$ -

Investment Companies	-	274,000	-
Total Assets	$ 211,182,723	$ 274,000	$ -

12	MARCH 31, 2016

Janus International Equity Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2016

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$206,625,701
Unaffiliated investments, at value	211,182,723
Affiliated investments, at value	274,000
Restricted cash (Note 1)	11
Cash denominated in foreign currency(1)	43,939
Non-interested Trustees' deferred compensation	4,088
Receivables:
Investments sold	1,043,577
Dividends	620,358
Foreign tax reclaims	424,689
Fund shares sold	44,813
Dividends from affiliates	61
Other assets	12,937
Total Assets	213,651,196
Liabilities:
Due to custodian	42,306
Payables:	—
Fund shares repurchased	364,975
Advisory fees	99,866
Registration fees	18,932
Transfer agent fees and expenses	18,619
12b-1 Distribution and shareholder servicing fees	18,576
Accounting systems fees	17,180
Professional fees	11,968
Non-interested Trustees' deferred compensation fees	4,088
Fund administration fees	1,707
Non-interested Trustees' fees and expenses	1,554
Custodian fees	743
Accrued expenses and other payables	18,163
Total Liabilities	618,677
Net Assets	$213,032,519

See Notes to Financial Statements.

Janus Investment Fund	13

Janus International Equity Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2016

Net Assets Consist of:
Capital (par value and paid-in surplus)	$223,320,997
Undistributed net investment income/(loss)	(1,915,830)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(13,180,268)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	4,807,620
Total Net Assets	$213,032,519
Net Assets - Class A Shares	$25,515,426
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,284,666
Net Asset Value Per Share(2)	$11.17
Maximum Offering Price Per Share(3)	$11.85
Net Assets - Class C Shares	$11,051,433
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,006,421
Net Asset Value Per Share(2)	$10.98
Net Assets - Class D Shares	$16,505,114
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,487,604
Net Asset Value Per Share	$11.10
Net Assets - Class I Shares	$49,339,752
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,444,185
Net Asset Value Per Share	$11.10
Net Assets - Class N Shares	$89,720,010
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,093,787
Net Asset Value Per Share	$11.09
Net Assets - Class R Shares	$3,825,777
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	348,911
Net Asset Value Per Share	$10.96
Net Assets - Class S Shares	$10,350,944
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	903,462
Net Asset Value Per Share	$11.46
Net Assets - Class T Shares	$6,724,063
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	609,837
Net Asset Value Per Share	$11.03

(1) Includes cost of $43,939. (2) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

14	MARCH 31, 2016

Janus International Equity Fund

Statement of Operations (unaudited)

For the period ended March 31, 2016

Investment Income:
Dividends	$1,479,169
Dividends from affiliates	2,723
Other income	74
Foreign tax withheld	(119,989)
Total Investment Income	1,361,977
Expenses:
Advisory fees	693,357
12b-1Distribution and shareholder servicing fees:
Class A Shares	42,894
Class C Shares	58,294
Class R Shares	10,063
Class S Shares	13,752
Transfer agent administrative fees and expenses:
Class D Shares	11,023
Class R Shares	5,032
Class S Shares	13,761
Class T Shares	9,007
Transfer agent networking and omnibus fees:
Class A Shares	15,721
Class C Shares	7,498
Class I Shares	16,108
Other transfer agent fees and expenses:
Class A Shares	1,791
Class C Shares	837
Class D Shares	2,918
Class I Shares	1,239
Class N Shares	632
Class R Shares	114
Class S Shares	256
Class T Shares	61
Registration fees	82,148
Professional fees	28,017
Custodian fees	14,074
Shareholder reports expense	13,969
Fund administration fees	9,678
Non-interested Trustees’ fees and expenses	3,156
Other expenses	37,863
Total Expenses	1,093,263
Less: Excess Expense Reimbursement	(294)
Net Expenses	1,092,969
Net Investment Income/(Loss)	269,008
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(9,265,300)
Total Net Realized Gain/(Loss) on Investments	(9,265,300)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	8,590,354
Total Change in Unrealized Net Appreciation/Depreciation	8,590,354
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(405,938)

See Notes to Financial Statements.

Janus Investment Fund	15

Janus International Equity Fund

Statements of Changes in Net Assets

	Period ended March 31, 2016 (unaudited)	Year ended September 30, 2015

Operations:
Net investment income/(loss)	$269,008	$2,814,627
Net realized gain/(loss) on investments	(9,265,300)	(1,910,607)
Change in unrealized net appreciation/depreciation	8,590,354	(29,471,341)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(405,938)	(28,567,321)
Dividends and Distributions to Shareholders:
Class A Shares	(495,945)	(878,083)
Class C Shares	(39,183)	(162,619)
Class D Shares	(329,138)	(421,618)
Class I Shares	(981,332)	(1,547,184)
Class N Shares	(1,843,319)	(2,419,928)
Class R Shares	(41,694)	(69,920)
Class S Shares	(135,412)	(216,419)
Class T Shares	(118,133)	(170,989)
Total Dividends from Net Investment Income	(3,984,156)	(5,886,760)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	—	(2,044,383)
Class C Shares	—	(668,422)
Class D Shares	—	(879,285)
Class I Shares	—	(3,015,600)
Class N Shares	—	(4,612,882)
Class R Shares	—	(171,667)
Class S Shares	—	(509,157)
Class T Shares	—	(375,771)
Total Distributions from Net Realized Gain from Investment Transactions	—	(12,277,167)
Net Decrease from Dividends and Distributions to Shareholders	(3,984,156)	(18,163,927)
Capital Share Transactions:
Class A Shares	(11,362,102)	(6,681,760)
Class C Shares	(1,672,808)	(1,344,206)
Class D Shares	(2,498,439)	829,382
Class I Shares	(7,443,859)	(13,466,544)
Class N Shares	(2,841,601)	(505,339)
Class R Shares	(219,099)	936,207
Class S Shares	(955,530)	283,024
Class T Shares	(708,599)	34,845
Net Increase/(Decrease) from Capital Share Transactions	(27,702,037)	(19,914,391)
Net Increase/(Decrease) in Net Assets	(32,092,131)	(66,645,639)
Net Assets:
Beginning of period	245,124,650	311,770,289
End of period	$213,032,519	$245,124,650

Undistributed Net Investment Income/(Loss)	$(1,915,830)	$1,799,318

See Notes to Financial Statements.

16	MARCH 31, 2016

Janus International Equity Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014		2013	2012	2011
Net Asset Value, Beginning of Period	$11.35	$13.49	$13.16		$10.60	$9.41	$10.90
Income/(Loss) from Investment Operations:
Net investment income/(loss)	—(1)(2)	0.10(1)	0.19(1)		0.12	0.14	0.14
Net realized and unrealized gain/(loss)	(0.02)	(1.44)	0.23		2.54	1.17	(1.57)
Total from Investment Operations	(0.02)	(1.34)	0.42		2.66	1.31	(1.43)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)	(0.24)	(0.09)		(0.10)	(0.12)	(0.06)
Distributions (from capital gains)	—	(0.56)	—		—	—	—
Redemption fees	N/A	N/A	N/A		N/A	—(3)	—
Total Dividends and Distributions	(0.16)	(0.80)	(0.09)		(0.10)	(0.12)	(0.06)
Net Asset Value, End of Period	$11.17	$11.35	$13.49		$13.16	$10.60	$9.41
Total Return*	(0.21)%	(10.34)%	3.22%		25.26%	14.06%	(13.21)%
Net Assets, End of Period (in thousands)	$25,515	$37,757	$51,903		$46,617	$45,259	$51,188
Average Net Assets for the Period (in thousands)	$32,890	$46,879	$54,632		$45,869	$49,289	$76,011
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.13%	1.05%	1.10%		1.16%	1.31%	1.22%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.13%	1.05%	1.10%		1.16%	1.31%	1.22%
Ratio of Net Investment Income/(Loss)	(0.03)%	0.80%	1.36%		0.88%	1.01%	1.02%
Portfolio Turnover Rate	18%	60%	57%		74%	57%	77%
				1

Class C Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.08	$13.18	$12.87	$10.37	$9.19	$10.68
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.04)(1)	0.01(1)	0.07(1)	—(2)	0.02	0.02
Net realized and unrealized gain/(loss)	(0.02)	(1.41)	0.24	2.51	1.18	(1.51)
Total from Investment Operations	(0.06)	(1.40)	0.31	2.51	1.20	(1.49)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	(0.14)	—	(0.01)	(0.02)	—
Distributions (from capital gains)	—	(0.56)	—	—	—	—
Redemption fees	N/A	N/A	N/A	N/A	—(3)	—
Total Dividends and Distributions	(0.04)	(0.70)	—	(0.01)	(0.02)	—
Net Asset Value, End of Period	$10.98	$11.08	$13.18	$12.87	$10.37	$9.19
Total Return*	(0.58)%	(11.04)%	2.41%	24.26%	13.11%	(13.95)%
Net Assets, End of Period (in thousands)	$11,051	$12,823	$16,700	$14,574	$14,108	$15,027
Average Net Assets for the Period (in thousands)	$12,021	$15,298	$16,391	$14,616	$14,752	$20,507
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.87%	1.79%	1.90%	1.99%	2.13%	1.98%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.87%	1.79%	1.90%	1.99%	2.13%	1.98%
Ratio of Net Investment Income/(Loss)	(0.69)%	0.08%	0.56%	0.07%	0.18%	0.26%
Portfolio Turnover Rate	18%	60%	57%	74%	57%	77%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus International Equity Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.31	$13.44	$13.12	$10.56	$9.40	$10.91
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.01(1)	0.14(1)	0.21(1)	0.14	0.13	0.12
Net realized and unrealized gain/(loss)	(0.02)	(1.44)	0.23	2.54	1.18	(1.54)
Total from Investment Operations	(0.01)	(1.30)	0.44	2.68	1.31	(1.42)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.27)	(0.12)	(0.12)	(0.15)	(0.10)
Distributions (from capital gains)	—	(0.56)	—	—	—	—
Redemption fees	N/A	N/A	N/A	N/A	—(2)	0.01
Total Dividends and Distributions	(0.20)	(0.83)	(0.12)	(0.12)	(0.15)	(0.09)
Net Asset Value, End of Period	$11.10	$11.31	$13.44	$13.12	$10.56	$9.40
Total Return*	(0.13)%	(10.10)%	3.39%	25.57%	14.08%	(13.07)%
Net Assets, End of Period (in thousands)	$16,505	$19,333	$22,197	$21,548	$12,927	$8,146
Average Net Assets for the Period (in thousands)	$18,372	$21,195	$23,448	$18,086	$11,089	$8,914
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.94%	0.85%	0.91%	0.96%	1.26%	1.15%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.94%	0.85%	0.91%	0.96%	1.26%	1.15%
Ratio of Net Investment Income/(Loss)	0.23%	1.06%	1.51%	1.17%	1.17%	1.12%
Portfolio Turnover Rate	18%	60%	57%	74%	57%	77%

Class I Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.32	$13.47	$13.14	$10.57	$9.41	$10.90
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.02(1)	0.14(1)	0.24(1)	0.20	0.26	0.16
Net realized and unrealized gain/(loss)	(0.03)	(1.44)	0.22	2.50	1.07	(1.55)
Total from Investment Operations	(0.01)	(1.30)	0.46	2.70	1.33	(1.39)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.29)	(0.13)	(0.13)	(0.17)	(0.10)
Distributions (from capital gains)	—	(0.56)	—	—	—	—
Redemption fees	N/A	N/A	N/A	N/A	—(2)	—(2)
Total Dividends and Distributions	(0.21)	(0.85)	(0.13)	(0.13)	(0.17)	(0.10)
Net Asset Value, End of Period	$11.10	$11.32	$13.47	$13.14	$10.57	$9.41
Total Return*	(0.12)%	(10.09)%	3.54%	25.74%	14.33%	(12.93)%
Net Assets, End of Period (in thousands)	$49,340	$57,642	$82,290	$51,080	$54,979	$111,307
Average Net Assets for the Period (in thousands)	$53,436	$68,770	$69,670	$50,216	$107,482	$142,120
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.82%	0.78%	0.80%	0.86%	0.99%	0.90%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.82%	0.78%	0.80%	0.86%	0.99%	0.90%
Ratio of Net Investment Income/(Loss)	0.36%	1.06%	1.72%	1.18%	1.41%	1.36%
Portfolio Turnover Rate	18%	60%	57%	74%	57%	77%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

18	MARCH 31, 2016

Janus International Equity Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year or period ended September 30	2016	2015	2014	2013	2012(1)
Net Asset Value, Beginning of Period	$11.31	$13.45	$13.13	$10.58	$9.59
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.02(2)	0.15(2)	0.23(2)	0.16	0.04
Net realized and unrealized gain/(loss)	(0.01)	(1.44)	0.23	2.54	0.95
Total from Investment Operations	0.01	(1.29)	0.46	2.70	0.99
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.29)	(0.14)	(0.15)	—
Distributions (from capital gains)	—	(0.56)	—	—	—
Total Dividends and Distributions	(0.23)	(0.85)	(0.14)	(0.15)	—
Net Asset Value, End of Period	$11.09	$11.31	$13.45	$13.13	$10.58
Total Return*	(0.02)%	(9.98)%	3.52%	25.78%	10.32%
Net Assets, End of Period (in thousands)	$89,720	$94,432	$112,593	$110,785	$66,213
Average Net Assets for the Period (in thousands)	$92,681	$109,274	$115,799	$87,061	$59,567
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.76%	0.71%	0.75%	0.80%	0.91%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.76%	0.71%	0.75%	0.80%	0.91%
Ratio of Net Investment Income/(Loss)	0.44%	1.18%	1.65%	1.36%	1.19%
Portfolio Turnover Rate	18%	60%	57%	74%	57%

Class R Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.12	$13.27	$12.97	$10.50	$9.30	$10.79
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.02)(2)	0.06(2)	0.14(2)	0.05	(0.03)	0.10
Net realized and unrealized gain/(loss)	(0.03)	(1.42)	0.21	2.54	1.29	(1.56)
Total from Investment Operations	(0.05)	(1.36)	0.35	2.59	1.26	(1.46)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.23)	(0.05)	(0.12)	(0.06)	(0.03)
Distributions (from capital gains)	—	(0.56)	—	—	—	—
Redemption fees	N/A	N/A	N/A	N/A	—(3)	—(3)
Total Dividends and Distributions	(0.11)	(0.79)	(0.05)	(0.12)	(0.06)	(0.03)
Net Asset Value, End of Period	$10.96	$11.12	$13.27	$12.97	$10.50	$9.30
Total Return*	(0.44)%	(10.70)%	2.74%	24.81%	13.63%	(13.58)%
Net Assets, End of Period (in thousands)	$3,826	$4,119	$3,906	$1,982	$1,552	$568
Average Net Assets for the Period (in thousands)	$4,025	$4,285	$2,798	$1,768	$665	$902
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.51%	1.47%	1.50%	1.56%	1.70%	1.63%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.51%	1.47%	1.50%	1.56%	1.70%	1.63%
Ratio of Net Investment Income/(Loss)	(0.33)%	0.47%	1.03%	0.51%	0.69%	0.63%
Portfolio Turnover Rate	18%	60%	57%	74%	57%	77%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from May 31, 2012 (inception date) through September 30, 2012.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus International Equity Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.63	$13.82	$13.51	$10.93	$9.52	$11.04
Income/(Loss) from Investment Operations:
Net investment income/(loss)	—(1)(2)	0.09(1)	0.17(1)	(0.08)	0.22	0.20
Net realized and unrealized gain/(loss)	(0.03)	(1.48)	0.24	2.80	1.24	(1.67)
Total from Investment Operations	(0.03)	(1.39)	0.41	2.72	1.46	(1.47)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.24)	(0.10)	(0.14)	(0.05)	(0.05)
Distributions (from capital gains)	—	(0.56)	—	—	—	—
Redemption fees	N/A	N/A	N/A	N/A	—(3)	—(3)
Total Dividends and Distributions	(0.14)	(0.80)	(0.10)	(0.14)	(0.05)	(0.05)
Net Asset Value, End of Period	$11.46	$11.63	$13.82	$13.51	$10.93	$9.52
Total Return*	(0.27)%	(10.48)%	3.05%	25.13%	15.44%	(13.41)%
Net Assets, End of Period (in thousands)	$10,351	$11,475	$13,253	$8,045	$3,173	$2,865
Average Net Assets for the Period (in thousands)	$11,009	$12,470	$10,466	$5,131	$2,714	$5,948
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.26%	1.22%	1.25%	1.30%	1.01%(4)	1.38%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.26%	1.21%	1.25%	1.30%	1.00%(4)	1.38%
Ratio of Net Investment Income/(Loss)	(0.08)%	0.70%	1.19%	0.83%	2.19%	0.84%
Portfolio Turnover Rate	18%	60%	57%	74%	57%	77%

Class T Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.22	$13.35	$13.02	$10.50	$9.34	$10.86
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.01(1)	0.12(1)	0.20(1)	0.10	0.14	0.11
Net realized and unrealized gain/(loss)	(0.02)	(1.44)	0.23	2.55	1.18	(1.53)
Total from Investment Operations	(0.01)	(1.32)	0.43	2.65	1.32	(1.42)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.18)	(0.25)	(0.10)	(0.13)	(0.16)	(0.10)
Distributions (from capital gains)	—	(0.56)	—	—	—	—
Redemption fees	N/A	N/A	N/A	N/A	—(3)	—(3)
Total Dividends and Distributions	(0.18)	(0.81)	(0.10)	(0.13)	(0.16)	(0.10)
Net Asset Value, End of Period	$11.03	$11.22	$13.35	$13.02	$10.50	$9.34
Total Return*	(0.11)%	(10.27)%	3.31%	25.50%	14.25%	(13.23)%
Net Assets, End of Period (in thousands)	$6,724	$7,545	$8,929	$10,173	$11,027	$5,184
Average Net Assets for the Period (in thousands)	$7,206	$8,891	$10,476	$11,504	$6,256	$4,425
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.01%	0.97%	1.00%	1.07%	1.19%	1.12%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.01%	0.95%	0.99%	1.07%	1.19%	1.12%
Ratio of Net Investment Income/(Loss)	0.18%	0.94%	1.46%	1.03%	1.28%	1.13%
Portfolio Turnover Rate	18%	60%	57%	74%	57%	77%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

(4) A non-recurring expense adjustment impacted the Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets and Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets. The ratio would be 1.43% and 1.43%, respectively, without the inclusion of the nonrecurring expense adjustment.

See Notes to Financial Statements.

20	MARCH 31, 2016

Janus International Equity Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus International Equity Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to new investors in certain distribution channels.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or

Janus Investment Fund	21

Janus International Equity Fund

Notes to Financial Statements (unaudited)

more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

22	MARCH 31, 2016

Janus International Equity Fund

Notes to Financial Statements (unaudited)

Financial assets of $201,535,295 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If

Janus Investment Fund	23

Janus International Equity Fund

Notes to Financial Statements (unaudited)

the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash

As of March 31, 2016, the Fund has restricted cash in the amount of $11. The restricted cash represents collateral pledged in relation to investment quota for China A Shares. The carrying value of the restricted cash approximates fair value.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. One or more countries may abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or

24	MARCH 31, 2016

Janus International Equity Fund

Notes to Financial Statements (unaudited)

droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

China A Shares

The Chinese government may permit a foreign investor to invest in China A Shares as a licensed Qualified Foreign Institutional Investor (“QFII”). QFII licenses are granted by the China Securities Regulatory Commission and an investment quota is granted by the State Administration of Foreign Exchange. Janus Capital has been granted a QFII license and an investment quota.

People’s Republic of China (“PRC”) regulations require QFIIs to entrust assets held in the PRC and to interact with government agencies through a China-based qualified custodian bank. Assets attributable to clients of Janus Capital will be held by the custodian in foreign exchange accounts and securities accounts in the joint name of Janus Capital and its clients, although the terms of the custody agreement make clear that the contents of the accounts belong to the clients, and not to Janus Capital.

During the period ended March 31, 2016, Janus Capital, in its capacity as a QFII, invested in China A Shares on behalf of the Fund. With respect to direct China A Shares investments, as a general matter, any capital invested and profits generated cannot be repatriated for a minimum of one year. Repatriation of any invested capital is subject to approval by the regulator. Additionally, any repatriation of profits would be subject to an audit by a registered accountant in China, and subject to regulatory approval. In light of the foregoing, the Fund’s investment in China A Shares would be subject to the Fund’s limit of investing up to 15% of its net assets in illiquid investments. Current Chinese tax law is unclear whether capital gains realized on the Fund’s investments in China A shares will be subject to tax. Because management believes it is more likely than not that Chinese capital gains tax ultimately will not be imposed, the Fund does not accrue for such taxes.

As of March 31, 2016, the Fund has available investment quota of $11. The Fund is subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances and may incur substantial delays in gaining access to its assets.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Janus Investment Fund	25

Janus International Equity Fund

Notes to Financial Statements (unaudited)

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.68%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the MSCI EAFE® Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period, which is generally the previous 36 months.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended March 31, 2016, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.60%.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding, any performance adjustments to management fees, the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.95%. Janus Capital has agreed to continue the waiver until at least February 1, 2017. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

26	MARCH 31, 2016

Janus International Equity Fund

Notes to Financial Statements (unaudited)

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $367,532 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2016. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Investment Fund	27

Janus International Equity Fund

Notes to Financial Statements (unaudited)

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $92,975 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2016.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2016 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2016, Janus Distributors retained upfront sales charges of $827.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended March 31, 2016.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2016, redeeming shareholders of Class C Shares paid CDSCs of $868.

28	MARCH 31, 2016

Janus International Equity Fund

Notes to Financial Statements (unaudited)

As of March 31, 2016, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	97	41
Class R Shares	-	-
Class S Shares	-	-
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 207,534,606	$ 26,378,331	$ (22,456,214)	$ 3,922,117

Janus Investment Fund	29

Janus International Equity Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended March 31, 2016		Year ended September 30, 2015
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	96,276	$ 1,107,346	545,919	$ 7,003,025
Reinvested dividends and distributions	41,660	481,589	229,898	2,784,070
Shares repurchased	(1,179,235)	(12,951,037)	(1,297,344)	(16,468,855)
Net Increase/(Decrease)	(1,041,299)	$ (11,362,102)	(521,527)	$ (6,681,760)
Class C Shares:
Shares sold	62,373	$ 677,312	256,079	$ 3,253,066
Reinvested dividends and distributions	2,595	29,561	50,785	603,837
Shares repurchased	(215,558)	(2,379,681)	(417,388)	(5,201,109)
Net Increase/(Decrease)	(150,590)	$ (1,672,808)	(110,524)	$ (1,344,206)
Class D Shares:
Shares sold	64,977	$ 704,754	433,060	$ 5,595,135
Reinvested dividends and distributions	27,966	321,046	105,448	1,269,590
Shares repurchased	(314,968)	(3,524,239)	(479,946)	(6,035,343)
Net Increase/(Decrease)	(222,025)	$ (2,498,439)	58,562	$ 829,382
Class I Shares:
Shares sold	397,069	$ 4,481,783	1,481,856	$ 18,757,919
Reinvested dividends and distributions	69,993	803,526	294,260	3,545,835
Shares repurchased	(1,115,476)	(12,729,168)	(2,793,914)	(35,770,298)
Net Increase/(Decrease)	(648,414)	$ (7,443,859)	(1,017,798)	$ (13,466,544)
Class N Shares:
Shares sold	140,388	$ 1,541,097	477,119	$ 6,076,985
Reinvested dividends and distributions	160,848	1,843,319	584,606	7,032,810
Shares repurchased	(556,857)	(6,226,017)	(1,080,529)	(13,615,134)
Net Increase/(Decrease)	(255,621)	$ (2,841,601)	(18,804)	$ (505,339)
Class R Shares:
Shares sold	42,743	$ 472,355	154,055	$ 1,930,453
Reinvested dividends and distributions	3,670	41,694	20,284	241,587
Shares repurchased	(67,762)	(733,148)	(98,297)	(1,235,833)
Net Increase/(Decrease)	(21,349)	$ (219,099)	76,042	$ 936,207
Class S Shares:
Shares sold	102,911	$ 1,192,535	349,368	$ 4,512,510
Reinvested dividends and distributions	11,207	132,917	57,164	710,550
Shares repurchased	(197,109)	(2,280,982)	(379,066)	(4,940,036)
Net Increase/(Decrease)	(82,991)	$ (955,530)	27,466	$ 283,024
Class T Shares:
Shares sold	95,137	$ 1,055,303	189,015	$ 2,398,445
Reinvested dividends and distributions	10,327	117,827	44,922	537,714
Shares repurchased	(167,794)	(1,881,729)	(230,656)	(2,901,314)
Net Increase/(Decrease)	(62,330)	$ (708,599)	3,281	$ 34,845

6. Purchases and Sales of Investment Securities

For the period ended March 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 40,216,525	$ 66,015,706	$ -	$ -

30	MARCH 31, 2016

Janus International Equity Fund

Notes to Financial Statements (unaudited)

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2016 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	31

Janus International Equity Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2015, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2016 through January 1 or February 1, 2017, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee

32	MARCH 31, 2016

Janus International Equity Fund

Additional Information (unaudited)

for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2015, approximately 70% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2015, approximately 61% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Janus Investment Fund	33

Janus International Equity Fund

Additional Information (unaudited)

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

34	MARCH 31, 2016

Janus International Equity Fund

Additional Information (unaudited)

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and INTECH had taken or were taking to improve performance.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and in the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Janus Investment Fund	35

Janus International Equity Fund

Additional Information (unaudited)

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

36	MARCH 31, 2016

Janus International Equity Fund

Additional Information (unaudited)

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers,

Janus Investment Fund	37

Janus International Equity Fund

Additional Information (unaudited)

was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 14% below the mean total expenses of their respective Broadridge Expense Group peers and 24% below the mean total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 19% below the mean for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the mean total expenses for its Broadridge Expense Group peers and to mean total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) by one estimation methodology, the fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to the estimated fee margins in the industry and relative to estimated fee margins of fund managers using Janus Capital as a subadviser.

The Trustees considered the fees for each Fund for its fiscal year ended in 2014, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

38	MARCH 31, 2016

Janus International Equity Fund

Additional Information (unaudited)

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

Janus Investment Fund	39

Janus International Equity Fund

Additional Information (unaudited)

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for one share class. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

40	MARCH 31, 2016

Janus International Equity Fund

Additional Information (unaudited)

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

Janus Investment Fund	41

Janus International Equity Fund

Additional Information (unaudited)

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services

42	MARCH 31, 2016

Janus International Equity Fund

Additional Information (unaudited)

provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant provided an analysis of economies of scale, which included discussion of analysis from prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 85% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 80% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	43

Janus International Equity Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

44	MARCH 31, 2016

Janus International Equity Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

Janus Investment Fund	45

Janus International Equity Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

46	MARCH 31, 2016

Janus International Equity Fund

Notes

NotesPage1

Janus Investment Fund	47

Janus International Equity Fund

Notes

NotesPage2

48	MARCH 31, 2016

Janus International Equity Fund

Notes

NotesPage3

Janus Investment Fund	49

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0516-1657				125-24-93049 05-16

SEMIANNUAL REPORT March 31, 2016

Janus Overseas Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Overseas Fund

Janus Overseas Fund (unaudited)

FUND SNAPSHOT We believe investing in companies where the market underestimates free-cash-flow growth and using risk efficiently drives excess returns.	George Maris portfolio manager

PERFORMANCE

Janus Overseas Fund’s Class T Shares returned -3.86% over the six-month period ended March 31, 2016. The Fund’s primary benchmark, the MSCI All Country World ex-U.S. Index, returned 2.86%, and its secondary benchmark, the MSCI EAFE Index, returned 1.56% during the period.

INVESTMENT ENVIRONMENT

Concerns about the economic impact of China’s slowing growth and the possibility of a U.S. recession drove market activity for much of the period, causing investors to seek safety in stable return areas of the market. In this fear-driven environment, sectors like utilities and consumer staples performed better than the broad market, as did companies with higher dividend yields. Separately, the shares of several speculative companies in energy and basic materials also performed well. Reasonably priced growth stocks lagged as investors largely ignored fundamentals and flocked instead to the perceived safety of lackluster, but well-established companies.

At the beginning of 2016, the Fund’s manager, Brent Lynn, retired and was replaced by George Maris, an industry veteran with more than 17 years of investment experience. Mr. Maris manages the Janus Global Alpha equity strategy and the Janus Global Select Fund in addition to the Janus Overseas Fund.

Under Mr. Maris’ direction, the Overseas Fund is in the process of undergoing changes we believe will position the Fund optimally going forward. The portfolio will continue to be managed as a stock picking fund investing in companies that, in our view, have had their potential for free-cash-flow growth underestimated by the market. In this approach, both a company’s growth prospects and stock price valuation are carefully weighed.

From a process perspective, we will work closely with the Janus research team to make sure the best ideas from within our firm are reflected in our strategy. This will mean the vast majority of our holdings will be rated either “buy” or “strong buy” by our research analysts. While continuing to be driven by bottom-up stock selection, we will also seek more balanced exposures by region and sector, avoiding areas of undue concentration. In periods when fundamentals drive performance, we expect to outperform our benchmarks; during behaviorally dislocated periods such as times when fear and volatility drive markets, the Fund is more likely to underperform.

PERFORMANCE DISCUSSION

For the period, the Fund’s energy and financial holdings weighed most on relative performance. Cobalt International Energy, an independent oil exploration and production company, was the Fund’s largest detractor. Despite the late-period rally in energy stocks, Cobalt’s share price fell due to a downgrade in its reserves.

Global Brands Group also detracted. The company, a leading manufacturer of fashion accessories, footwear and apparel, announced earnings below market expectations. We exited our position in Global Brands during the period.

Within energy, Whiting Petroleum Corp. weighed on results. The company is an exploration and production company that has significant acreage and crude oil reserves in the Rocky Mountain region. We exited our holdings within Whiting before the end of the period.

Stock selection in consumer discretionary and an overweight to information technology as well as stock selection within that sector aided relative performance. Within consumer discretionary, Ctrip was among the Fund’s top contributors. The Chinese online travel company took stakes in some of its competitors, leading to strong returns as the market anticipates consolidation of China’s online travel industry will lead to better pricing power and returns for Ctrip.

Janus Investment Fund	1

Janus Overseas Fund (unaudited)

Reliance Industries was also a strong contributor. The stock rose due to strong third quarter earnings driven by healthy margins in its refining business. Anticipation of the company’s impending 4G telecom launch also provided a tailwind for the stock.

Youku Tudou was another contributor. Youku Tudou is China’s leading internet television platform, similar to YouTube. The company’s share price rose in November following an announcement it would be acquired by an affiliate of Alibaba Group. We exited our position after the gains on the announcement and as the deal moved through the approval process.

Please see the Derivatives Instruments section in the “Notes to Financial Statements” for a discussion of the derivatives used by the fund.

OUTLOOK

When markets ignore fundamentals, opportunities exist. Over the past several quarters, the stock market has been highly reactionary, with investors seeing fear where we haven’t seen it. We do not believe China is bound for financial collapse, and expect the country’s capital reserves will enable it to weather its current contraction. As China stabilizes and as we see emerging signs of growth in the U.S. and Europe, we expect stock market valuations to return to more reasonable levels.

We believe the price paid for a stock matters. For this reason, our response to irrational markets is not to react, but rather to hold the course of our disciplined approach. In the meantime, we see desirable buying opportunities for the Fund among undervalued companies with sound fundamentals across a range of sectors. As market becomes more rational, we believe our portfolio will be well positioned to outperform.

Thank you for your continued investment in Janus Overseas Fund.

2	MARCH 31, 2016

Janus Overseas Fund (unaudited)

Fund At A Glance

March 31, 2016

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Reliance Industries, Ltd.	1.58%	Cobalt International Energy, Inc.	-2.04%
	Ctrip.com International, Ltd. (ADR)	1.24%	Genel Energy PLC	-1.10%
	Youku Tudou, Inc. (ADR)	1.15%	Global Brands Group Holding, Ltd.	-1.01%
	Evergrande Real Estate Group, Ltd.	0.85%	Whiting Petroleum Corp.	-0.92%
	Nexon Co., Ltd.	0.65%	Rocket Internet SE	-0.64%

	5 Top Performers - Sectors*
			Fund Weighting	MSCI All Country World ex-U.S. Index℠
		Fund Contribution	(Average % of Equity)	Weighting
	Consumer Discretionary	1.51%	17.33%	12.06%
	Information Technology	0.92%	17.14%	8.04%
	Materials	0.28%	3.45%	6.62%
	Utilities	-0.03%	0.05%	3.53%
	Other**	-0.05%	0.63%	0.00%

	5 Bottom Performers - Sectors*
			Fund Weighting	MSCI All Country World ex-U.S. Index℠
		Fund Contribution	(Average % of Equity)	Weighting
	Energy	-4.01%	23.09%	6.26%
	Financials	-1.88%	18.89%	26.59%
	Industrials	-1.29%	12.98%	11.28%
	Consumer Staples	-0.70%	3.26%	11.00%
	Telecommunication Services	-0.29%	1.10%	5.27%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Overseas Fund (unaudited)

Fund At A Glance

March 31, 2016

5 Largest Equity Holdings - (% of Net Assets)
United Continental Holdings, Inc.
Airlines	5.2%
Alibaba Group Holding, Ltd. (ADR)
Internet Software & Services	4.7%
AIA Group, Ltd.
Insurance	4.1%
Diageo PLC
Beverages	3.7%
ARM Holdings PLC
Semiconductor & Semiconductor Equipment	3.5%
21.2%

Asset Allocation - (% of Net Assets)
Common Stocks	97.4%
Investment Companies	1.0%
Preferred Stocks	1.0%
Other	0.6%
100.0%

Emerging markets comprised 23.3% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2016	As of September 30, 2015

4	MARCH 31, 2016

Janus Overseas Fund (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2016						per the January 28, 2016 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	-3.91%	-16.37%	-10.01%	-0.66%	7.20%	0.86%
Class A Shares at MOP	-9.44%	-21.19%	-11.07%	-1.25%	6.91%
Class C Shares at NAV	-4.33%	-17.03%	-10.71%	-1.47%	6.47%	1.62%
Class C Shares at CDSC	-5.26%	-17.83%	-10.71%	-1.47%	6.47%
Class D Shares(1)	-3.82%	-16.12%	-9.75%	-0.44%	7.35%	0.60%
Class I Shares	-3.79%	-16.09%	-9.70%	-0.50%	7.32%	0.53%
Class N Shares	-3.73%	-16.01%	-9.83%	-0.50%	7.32%	0.43%
Class R Shares	-4.07%	-16.59%	-10.28%	-1.05%	6.82%	1.17%
Class S Shares	-3.93%	-16.40%	-10.05%	-0.78%	7.06%	0.92%
Class T Shares	-3.86%	-16.19%	-9.83%	-0.50%	7.32%	0.67%
MSCI All Country World ex-U.S. Index℠	2.86%	-9.19%	0.31%	1.94%	N/A**
MSCI EAFE® Index	1.56%	-8.27%	2.29%	1.80%	4.39%
Morningstar Quartile - Class T Shares	-	4th	4th	4th	1st
Morningstar Ranking - based on total returns for Foreign Large Blend Funds	-	809/820	715/721	491/533	18/152

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Janus Investment Fund	5

Janus Overseas Fund (unaudited)

Performance

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility, lower liquidity and differing financial and information reporting standards, all of which are magnified in emerging markets.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund's Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2016 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective January 1, 2016, George Maris is Portfolio Manager of the Fund.

*The Fund’s inception date – May 2, 1994

** Since inception index return is not available for indices created subsequent to fund inception.

(1) Closed to certain new investors.

6	MARCH 31, 2016

Janus Overseas Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/15)	Ending Account Value (3/31/16)	Expenses Paid During Period (10/1/15 - 3/31/16)†	Beginning Account Value (10/1/15)	Ending Account Value (3/31/16)	Expenses Paid During Period (10/1/15 - 3/31/16)†	Net Annualized Expense Ratio (10/1/15 - 3/31/16)
Class A Shares	$1,000.00	$960.90	$4.27	$1,000.00	$1,020.65	$4.39	0.87%
Class C Shares	$1,000.00	$956.70	$8.02	$1,000.00	$1,016.80	$8.27	1.64%
Class D Shares	$1,000.00	$961.80	$2.84	$1,000.00	$1,022.10	$2.93	0.58%
Class I Shares	$1,000.00	$962.10	$2.60	$1,000.00	$1,022.35	$2.68	0.53%
Class N Shares	$1,000.00	$962.70	$2.01	$1,000.00	$1,022.95	$2.07	0.41%
Class R Shares	$1,000.00	$959.30	$5.68	$1,000.00	$1,019.20	$5.86	1.16%
Class S Shares	$1,000.00	$960.70	$4.41	$1,000.00	$1,020.50	$4.55	0.90%
Class T Shares	$1,000.00	$961.40	$3.19	$1,000.00	$1,021.75	$3.29	0.65%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Overseas Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares		Value
Common Stocks – 97.4%
Aerospace & Defense – 0.3%
Safran SA	75,951	$5,312,431
Airlines – 5.2%
United Continental Holdings, Inc.*,†	1,514,966	90,685,865
Auto Components – 1.1%
NGK Spark Plug Co., Ltd.	1,013,700	19,403,802
Automobiles – 3.1%
Hyundai Motor Co.	211,055	28,149,281
Mahindra & Mahindra, Ltd.	1,387,412	25,367,006
		53,516,287
Beverages – 6.7%
Diageo PLC	2,401,275	64,878,355
Pernod Ricard SA	242,519	27,039,446
Remy Cointreau SA	324,935	24,664,850
		116,582,651
Capital Markets – 2.2%
Atlas Mara, Ltd.*,£	5,181,430	25,389,007
Deutsche Bank AG	781,899	13,298,964
		38,687,971
Commercial Banks – 11.3%
Axis Bank, Ltd.	2,056,156	13,791,546
Banca Popolare di Milano Scarl	28,586,720	19,985,369
BNP Paribas SA	1,001,306	50,385,979
Intesa Sanpaolo SpA	19,738,927	54,660,055
Mitsubishi UFJ Financial Group, Inc.	7,420,800	34,390,360
Permanent TSB Group Holdings PLC*	7,060,324	21,856,425
		195,069,734
Construction & Engineering – 1.2%
Louis XIII Holdings, Ltd.*,£	77,551,300	21,294,591
Diversified Telecommunication Services – 3.4%
Nippon Telegraph & Telephone Corp.	1,375,300	59,250,461
Food Products – 0.2%
Marfrig Global Foods SA*	1,714,200	3,094,620
Hotels, Restaurants & Leisure – 6.1%
Cox & Kings, Ltd.	2,888,274	7,870,866
GVC Holdings PLC	5,411,081	39,240,011
Merlin Entertainments PLC	1,299,579	8,649,801
Orascom Development Holding AG*	1,128,557	10,156,074
Shangri-La Asia, Ltd.	33,967,165	38,752,808
		104,669,560
Household Durables – 1.2%
Gree Electric Appliances, Inc. of Zhuhaiß	6,870,124	20,416,195
Industrial Conglomerates – 0.8%
Shun Tak Holdings, Ltd.	39,393,471	13,051,427
Information Technology Services – 2.9%
Vakrangee, Ltd.	10,772,960	32,237,128
Worldpay Group PLC*	4,453,660	17,593,869
		49,830,997
Insurance – 5.9%
AIA Group, Ltd.	12,441,800	70,492,466
NN Group NV	146,744	4,800,646
Tokio Marine Holdings, Inc.	779,861	26,334,949
		101,628,061
Internet & Catalog Retail – 4.4%
Ctrip.com International, Ltd. (ADR)*	942,782	41,727,531
MakeMyTrip, Ltd.*,†	1,905,071	34,462,734
		76,190,265
Internet Software & Services – 5.5%
Alibaba Group Holding, Ltd. (ADR)*	1,026,037	81,087,704

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2016

Janus Overseas Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares		Value
Common Stocks – (continued)
Internet Software & Services – (continued)
Auto Trader Group PLC (144A)	2,427,625	$13,595,648
		94,683,352
Metals & Mining – 4.7%
Hindustan Zinc, Ltd.	8,859,368	24,564,201
Rio Tinto, Ltd.	1,729,711	56,592,093
		81,156,294
Multi-Utilities – 0.5%
National Grid PLC	635,342	9,006,715
Oil, Gas & Consumable Fuels – 7.3%
Athabasca Oil Corp.*	8,463,897	6,713,240
Cobalt International Energy, Inc.*,†	5,354,385	15,902,523
Genel Energy PLC*	7,000,213	8,795,753
Karoon Gas Australia, Ltd.*,£	6,817,751	6,531,414
Ophir Energy PLC*	12,894,569	14,257,759
Petroleo Brasileiro SA (ADR)*	1,721,787	10,055,236
Reliance Industries, Ltd.	1,471,935	23,233,533
Sequa Petroleum NV*,ß,£	10,824,600	21,877,768
Tullow Oil PLC*	6,862,132	19,402,536
		126,769,762
Pharmaceuticals – 6.5%
AstraZeneca PLC	1,036,769	58,100,333
Sanofi	311,708	25,128,991
Teva Pharmaceutical Industries, Ltd. (ADR)	532,199	28,477,968
		111,707,292
Real Estate Investment Trusts (REITs) – 1.1%
Japan Hotel REIT Investment Corp.	20,913	18,417,118
Real Estate Management & Development – 0.2%
Housing Development & Infrastructure, Ltd.*	3,921,796	4,332,380
Semiconductor & Semiconductor Equipment – 4.3%
ARM Holdings PLC†	4,136,353	60,229,500
Sumco Corp.	2,220,800	13,972,509
		74,202,009
Software – 2.4%
Nexon Co., Ltd.	2,480,400	42,298,832
Specialty Retail – 0.5%
L'Occitane International SA	4,369,750	7,796,385
Technology Hardware, Storage & Peripherals – 1.7%
Samsung Electronics Co., Ltd.	25,749	29,545,818
Textiles, Apparel & Luxury Goods – 1.8%
Samsonite International SA	9,095,100	30,484,666
Thrifts & Mortgage Finance – 0.8%
LIC Housing Finance, Ltd.	1,860,582	13,856,549
Tobacco – 0.7%
British American Tobacco PLC	206,563	12,131,920
Trading Companies & Distributors – 3.4%
Brenntag AG	1,024,201	58,494,477
Total Common Stocks (cost $1,782,072,446)		1,683,568,487
Preferred Stocks – 1.0%
Pharmaceuticals – 1.0%
Teva Pharmaceutical Industries, Ltd., 7.0000% (cost $19,321,090)	19,060	16,847,896
Investment Companies – 1.0%
Money Markets – 1.0%
Janus Cash Liquidity Fund LLC, 0.3874%ºº,£ (cost $17,549,925)	17,549,925	17,549,925
Total Investments (total cost $1,818,943,461) – 99.4%		1,717,966,308
Cash, Receivables and Other Assets, net of Liabilities – 0.6%		9,614,188
Net Assets – 100%		$1,727,580,496

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Overseas Fund

Schedule of Investments (unaudited)

March 31, 2016

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United Kingdom	$342,475,454	19.9%
Japan	214,068,031	12.5
India	179,715,943	10.5
Hong Kong	174,075,958	10.1
China	143,231,430	8.3
France	140,328,082	8.2
United States	124,138,313	7.2
Italy	74,645,424	4.3
Germany	71,793,441	4.2
Australia	63,123,507	3.7
South Korea	57,695,099	3.4
Israel	45,325,864	2.6
Netherlands	26,678,414	1.5
Ireland	21,856,425	1.3
Brazil	13,149,856	0.8
Switzerland	10,156,074	0.6
Turkey	8,795,753	0.5
Canada	6,713,240	0.4

Total	$1,717,966,308	100.0%

Schedule of Foreign Currency Contracts, Open
Counterparty/ Currency	Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)

Citibank NA:
Japanese Yen	4/28/16	1,252,825,000	$11,142,370	$(24,135)

Credit Suisse International:
Japanese Yen	5/12/16	120,770,000	1,074,535	(68)

HSBC Securities (USA), Inc.:
Japanese Yen	4/28/16	856,000,000	7,613,089	(14,521)

Total			$19,829,994	$(38,724)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2016

Janus Overseas Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country World ex- U.S. IndexSM

An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

MSCI EAFE® Index

A free float-adjusted market capitalization index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company
PP	Private Placement

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2016 is $13,595,648, which represents 0.8% of net assets.

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of March 31, 2016, is $178,889,711.

ß	Security is illiquid.

ºº	Rate shown is the 7-day yield as of March 31, 2016.

Janus Investment Fund	11

Janus Overseas Fund

Notes to Schedule of Investments and Other Information (unaudited)

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2016. Unless otherwise indicated, all information in the table is for the period ended March 31, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/15	Purchases	Sales	at 3/31/16	Gain/(Loss)	Income	at 3/31/16

Africa Oil Corp.	1,577,407	—	(1,577,407)	—	$(1,584,639)	$—	$—
Africa Oil Corp.(1)	21,551,668	2,921,946	(24,473,614)	—	(93,217,118)	—	—
Africa Oil Corp. (PP)(1)	2,921,946	—	(2,921,946)	—	—	—	—
Atlas Mara, Ltd.	5,181,430	—	—	5,181,430	—	—	25,389,007
Chaoda Modern Agriculture Holdings, Ltd.	185,737,502	—	(185,737,502)	—	(111,059,999)	—	—
Janus Cash Collateral Fund LLC	115,141,273	383,936,934	(499,078,207)	—	—	956,764(2)	—
Janus Cash Liquidity Fund LLC	6,045,030	448,981,872	(437,476,977)	17,549,925	—	40,225	17,549,925
Karoon Gas Australia, Ltd.	12,489,655	—	(5,671,904)	6,817,751	(30,400,666)	—	6,531,414
Louis XIII Holdings, Ltd.	77,551,300	—	—	77,551,300	—	—	21,294,591
Sequa Petroleum NV	10,824,600	—	—	10,824,600	—	—	21,877,768

Total					$(236,262,422)	$996,989	$92,642,705
(1) A private placement conversion occurred on February 26, 2016. (2) Net of income paid to securities lending agent and rebates paid to the borrowing counterparties.

12	MARCH 31, 2016

Janus Overseas Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of March 31, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks
Household Durables	$ -	$ -	$ 20,416,195
Oil, Gas & Consumable Fuels	104,891,994	21,877,768	-
All Other	1,536,382,530	-	-

Preferred Stocks	-	16,847,896	-

Investment Companies	-	17,549,925	-
Total Assets	$ 1,641,274,524	$ 56,275,589	$ 20,416,195

Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$ -	$ 38,724	$ -

(a) Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

Level 3 Valuation Reconciliation of Assets
	Value as of 9/30/15	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation(a)	Gross Purchases	Gross Sales	Transfers In and/or Out of Level 3	Value as of 3/31/16
Investments in Securities:
Common Stocks
Household Durables	$ -	$ -	$ 2,847,239	$ -	$ -	$ 17,568,956	$ 20,416,195
(a) Included in "Change in unrealized net appreciation/depreciation of investments, foreign currency translations and non-interested Trustees' deferred compensation" on the Statement of Operations.

Janus Investment Fund	13

Janus Overseas Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2016

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$1,818,943,461
Unaffiliated investments, at value	1,625,323,603
Affiliated investments, at value	92,642,705
Cash	291,892
Restricted cash (Note 1)	21,726
Non-interested Trustees' deferred compensation	33,163
Receivables:
Investments sold	10,271,042
Dividends	3,795,626
Foreign tax reclaims	1,143,047
Fund shares sold	486,552
Dividends from affiliates	6,842
Other assets	569,077
Total Assets	1,734,585,275
Liabilities:
Forward currency contracts	38,724
Closed foreign currency contracts	8,241
Payables:	—
Fund shares repurchased	3,106,279
Investments purchased	2,369,324
Advisory fees	464,839
Transfer agent fees and expenses	339,736
12b-1 Distribution and shareholder servicing fees	77,420
Custodian fees	75,095
Postage fees	51,951
Registration fees	35,784
Non-interested Trustees' deferred compensation fees	33,163
Printing fees	26,734
Professional fees	15,364
Fund administration fees	13,862
Non-interested Trustees' fees and expenses	13,225
Accrued expenses and other payables	335,038
Total Liabilities	7,004,779
Net Assets	$1,727,580,496

See Notes to Financial Statements.

14	MARCH 31, 2016

Janus Overseas Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2016

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,965,785,501
Undistributed net investment income/(loss)	(9,142,001)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(2,127,065,869)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(101,997,135)
Total Net Assets	$1,727,580,496
Net Assets - Class A Shares	$27,615,815
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,100,867
Net Asset Value Per Share(1)	$25.09
Maximum Offering Price Per Share(2)	$26.62
Net Assets - Class C Shares	$21,862,864
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	888,197
Net Asset Value Per Share(1)	$24.61
Net Assets - Class D Shares	$682,183,337
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	27,441,108
Net Asset Value Per Share	$24.86
Net Assets - Class I Shares	$91,261,733
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,657,518
Net Asset Value Per Share	$24.95
Net Assets - Class N Shares	$59,400,390
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,391,112
Net Asset Value Per Share	$24.84
Net Assets - Class R Shares	$38,540,669
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,563,052
Net Asset Value Per Share	$24.66
Net Assets - Class S Shares	$172,478,920
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,938,258
Net Asset Value Per Share	$24.86
Net Assets - Class T Shares	$634,236,768
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	25,488,567
Net Asset Value Per Share	$24.88

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Overseas Fund

Statement of Operations (unaudited)

For the period ended March 31, 2016

Investment Income:
Dividends	$7,681,066
Affiliated securities lending income, net	956,764
Dividends from affiliates	40,225
Other income	729
Foreign tax withheld	(270,445)
Total Investment Income	8,408,339
Expenses:
Advisory fees	3,278,296
12b-1Distribution and shareholder servicing fees:
Class A Shares	41,763
Class C Shares	129,244
Class R Shares	105,376
Class S Shares	245,361
Transfer agent administrative fees and expenses:
Class D Shares	445,850
Class R Shares	52,688
Class S Shares	245,361
Class T Shares	901,133
Transfer agent networking and omnibus fees:
Class A Shares	39,789
Class C Shares	37,095
Class I Shares	72,834
Other transfer agent fees and expenses:
Class A Shares	2,081
Class C Shares	2,020
Class D Shares	109,903
Class I Shares	3,301
Class N Shares	368
Class R Shares	392
Class S Shares	1,381
Class T Shares	6,442
Custodian fees	243,619
Shareholder reports expense	213,194
Registration fees	102,542
Fund administration fees	82,106
Professional fees	56,080
Non-interested Trustees’ fees and expenses	25,198
Other expenses	97,903
Total Expenses	6,541,320
Less: Excess Expense Reimbursement	(33,553)
Net Expenses	6,507,767
Net Investment Income/(Loss)	1,900,572
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(705,101,407)
Investments in affiliates	(236,262,422)
Total Net Realized Gain/(Loss) on Investments	(941,363,829)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	882,366,190
Total Change in Unrealized Net Appreciation/Depreciation	882,366,190
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(57,097,067)

See Notes to Financial Statements.

16	MARCH 31, 2016

Janus Overseas Fund

Statements of Changes in Net Assets

	Period ended March 31, 2016 (unaudited)	Year ended September 30, 2015

Operations:
Net investment income/(loss)	$1,900,572	$20,114,047
Net realized gain/(loss) on investments	(941,363,829)	37,795,140
Change in unrealized net appreciation/depreciation	882,366,190	(740,573,706)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(57,097,067)	(682,664,519)
Dividends and Distributions to Shareholders:
Class A Shares	(1,377,977)	(182,114)
Class C Shares	(830,529)	—
Class D Shares	(34,708,608)	(10,986,064)
Class I Shares	(6,549,361)	(3,285,643)
Class N Shares	(3,224,637)	(1,745,070)
Class R Shares	(1,677,723)	(148,032)
Class S Shares	(8,122,063)	(1,797,049)
Class T Shares	(32,984,878)	(10,733,014)
Net Decrease from Dividends and Distributions to Shareholders	(89,475,776)	(28,876,986)
Capital Share Transactions:
Class A Shares	(6,901,634)	(30,134,666)
Class C Shares	(5,174,876)	(14,051,670)
Class D Shares	(11,774,521)	(147,327,005)
Class I Shares	(59,142,164)	(162,187,196)
Class N Shares	(71,378,606)	22,007,565
Class R Shares	(948,015)	(10,300,158)
Class S Shares	(18,357,696)	(118,522,262)
Class T Shares	(72,118,933)	(342,569,510)
Net Increase/(Decrease) from Capital Share Transactions	(245,796,445)	(803,084,902)
Net Increase/(Decrease) in Net Assets	(392,369,288)	(1,514,626,407)
Net Assets:
Beginning of period	2,119,949,784	3,634,576,191
End of period	$1,727,580,496	$2,119,949,784

Undistributed Net Investment Income/(Loss)	$(9,142,001)	$78,433,203

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Overseas Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014		2013	2012	2011
Net Asset Value, Beginning of Period	$27.19	$35.21	$35.47		$32.28	$33.87	$47.51
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.01)(1)	0.15(1)	0.56(1)		1.81	1.18	0.08
Net realized and unrealized gain/(loss)	(0.96)	(8.08)	0.43		2.33	(0.10)	(13.67)
Total from Investment Operations	(0.97)	(7.93)	0.99		4.14	1.08	(13.59)
Less Dividends and Distributions:
Dividends (from net investment income)	(1.13)	(0.09)	(1.25)		(0.95)	—	(0.05)
Distributions (from capital gains)	—	—	—		—	(2.67)	—
Total Dividends and Distributions	(1.13)	(0.09)	(1.25)		(0.95)	(2.67)	(0.05)
Net Asset Value, End of Period	$25.09	$27.19	$35.21		$35.47	$32.28	$33.87
Total Return*	(3.91)%	(22.55)%	2.77%		12.99%	3.27%	(28.64)%
Net Assets, End of Period (in thousands)	$27,616	$36,846	$80,632		$184,757	$337,951	$569,936
Average Net Assets for the Period (in thousands)	$33,410	$55,856	$148,264		$257,869	$507,350	$892,190
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.91%	0.86%	0.87%		0.94%	1.00%	1.03%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.87%	0.86%	0.87%		0.87%	0.98%	1.03%
Ratio of Net Investment Income/(Loss)	(0.04)%	0.45%	1.51%		0.36%	0.62%	0.31%
Portfolio Turnover Rate	54%	40%	30%		21%	26%	43%
				1

Class C Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$26.53	$34.52	$34.73	$31.56	$33.42	$47.17
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.11)(1)	(0.08)(1)	0.28(1)	0.34	0.41	(0.34)
Net realized and unrealized gain/(loss)	(0.97)	(7.91)	0.43	3.43	0.40	(13.41)
Total from Investment Operations	(1.08)	(7.99)	0.71	3.77	0.81	(13.75)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.84)	—	(0.92)	(0.60)	—	—
Distributions (from capital gains)	—	—	—	—	(2.67)	—
Total Dividends and Distributions	(0.84)	—	(0.92)	(0.60)	(2.67)	—
Net Asset Value, End of Period	$24.61	$26.53	$34.52	$34.73	$31.56	$33.42
Total Return*	(4.33)%	(23.15)%	2.00%	12.04%	2.46%	(29.15)%
Net Assets, End of Period (in thousands)	$21,863	$28,670	$52,599	$75,376	$113,481	$184,001
Average Net Assets for the Period (in thousands)	$25,849	$40,278	$66,242	$92,575	$158,005	$303,311
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.71%	1.62%	1.65%	1.75%	1.78%	1.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.64%	1.62%	1.65%	1.71%	1.73%	1.77%
Ratio of Net Investment Income/(Loss)	(0.80)%	(0.27)%	0.77%	(0.47)%	(0.12)%	(0.44)%
Portfolio Turnover Rate	54%	40%	30%	21%	26%	43%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	MARCH 31, 2016

Janus Overseas Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$27.06	$35.23	$35.61	$32.52	$33.98	$47.60
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.04(1)	0.26(1)	0.69(1)	1.11	1.03	0.19
Net realized and unrealized gain/(loss)	(0.97)	(8.08)	0.40	3.15	0.18	(13.73)
Total from Investment Operations	(0.93)	(7.82)	1.09	4.26	1.21	(13.54)
Less Dividends and Distributions:
Dividends (from net investment income)	(1.27)	(0.35)	(1.47)	(1.17)	—	(0.08)
Distributions (from capital gains)	—	—	—	—	(2.67)	—
Redemption fees	N/A	N/A	N/A	N/A	—(2)	—(2)
Total Dividends and Distributions	(1.27)	(0.35)	(1.47)	(1.17)	(2.67)	(0.08)
Net Asset Value, End of Period	$24.86	$27.06	$35.23	$35.61	$32.52	$33.98
Total Return*	(3.82)%	(22.31)%	3.04%	13.31%	3.67%	(28.50)%
Net Assets, End of Period (in thousands)	$682,183	$754,735	$1,143,816	$1,281,830	$1,402,452	$1,573,265
Average Net Assets for the Period (in thousands)	$743,084	$965,442	$1,271,212	$1,362,059	$1,593,240	$2,375,411
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.58%	0.60%	0.58%	0.60%	0.63%	0.82%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.58%	0.60%	0.58%	0.60%	0.63%	0.82%
Ratio of Net Investment Income/(Loss)	0.29%	0.79%	1.86%	0.68%	1.05%	0.49%
Portfolio Turnover Rate	54%	40%	30%	21%	26%	43%

Class I Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$27.15	$35.33	$35.68	$32.56	$34.03	$47.67
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.04(1)	0.24(1)	0.67(1)	1.50	1.27	0.22
Net realized and unrealized gain/(loss)	(0.96)	(8.06)	0.45	2.79	(0.07)	(13.73)
Total from Investment Operations	(0.92)	(7.82)	1.12	4.29	1.20	(13.51)
Less Dividends and Distributions:
Dividends (from net investment income)	(1.28)	(0.36)	(1.47)	(1.17)	—	(0.13)
Distributions (from capital gains)	—	—	—	—	(2.67)	—
Redemption fees	N/A	N/A	N/A	N/A	—(2)	—(2)
Total Dividends and Distributions	(1.28)	(0.36)	(1.47)	(1.17)	(2.67)	(0.13)
Net Asset Value, End of Period	$24.95	$27.15	$35.33	$35.68	$32.56	$34.03
Total Return*	(3.79)%	(22.27)%	3.11%	13.38%	3.63%	(28.42)%
Net Assets, End of Period (in thousands)	$91,262	$158,589	$382,220	$638,610	$882,908	$1,275,662
Average Net Assets for the Period (in thousands)	$129,513	$271,539	$459,134	$786,165	$1,175,310	$1,878,306
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.53%	0.53%	0.54%	0.54%	0.62%	0.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.53%	0.53%	0.54%	0.54%	0.62%	0.75%
Ratio of Net Investment Income/(Loss)	0.26%	0.74%	1.80%	0.71%	1.06%	0.61%
Portfolio Turnover Rate	54%	40%	30%	21%	26%	43%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Overseas Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year or period ended September 30	2016	2015	2014	2013	2012(1)
Net Asset Value, Beginning of Period	$27.07	$35.27	$35.65	$32.56	$30.64
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.05(2)	0.33(2)	0.77(2)	0.94	0.36
Net realized and unrealized gain/(loss)	(0.95)	(8.12)	0.39	3.38	1.56
Total from Investment Operations	(0.90)	(7.79)	1.16	4.32	1.92
Less Dividends and Distributions:
Dividends (from net investment income)	(1.33)	(0.41)	(1.54)	(1.23)	—
Distributions (from capital gains)	—	—	—	—	—
Total Dividends and Distributions	(1.33)	(0.41)	(1.54)	(1.23)	—
Net Asset Value, End of Period	$24.84	$27.07	$35.27	$35.65	$32.56
Total Return*	(3.73)%	(22.22)%	3.24%	13.50%	6.27%
Net Assets, End of Period (in thousands)	$59,400	$130,676	$148,599	$54,195	$58,250
Average Net Assets for the Period (in thousands)	$83,637	$141,578	$159,178	$55,053	$32,375
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.41%	0.43%	0.43%	0.43%	0.44%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.41%	0.43%	0.43%	0.43%	0.44%
Ratio of Net Investment Income/(Loss)	0.38%	1.01%	2.08%	0.84%	0.82%
Portfolio Turnover Rate	54%	40%	30%	21%	26%

Class R Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$26.73	$34.70	$35.03	$31.96	$33.64	$47.32
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.04)(2)	0.08(2)	0.46(2)	0.90	0.74	(0.09)
Net realized and unrealized gain/(loss)	(0.96)	(7.97)	0.41	3.09	0.25	(13.59)
Total from Investment Operations	(1.00)	(7.89)	0.87	3.99	0.99	(13.68)
Less Dividends and Distributions:
Dividends (from net investment income)	(1.07)	(0.08)	(1.20)	(0.92)	—	—
Distributions (from capital gains)	—	—	—	—	(2.67)	—
Redemption fees	N/A	N/A	N/A	N/A	—(3)	—(3)
Total Dividends and Distributions	(1.07)	(0.08)	(1.20)	(0.92)	(2.67)	—
Net Asset Value, End of Period	$24.66	$26.73	$34.70	$35.03	$31.96	$33.64
Total Return*	(4.07)%	(22.77)%	2.45%	12.65%	3.01%	(28.91)%
Net Assets, End of Period (in thousands)	$38,541	$42,769	$66,292	$90,140	$129,777	$132,118
Average Net Assets for the Period (in thousands)	$42,150	$56,158	$82,309	$106,930	$139,180	$177,799
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.16%	1.15%	1.18%	1.18%	1.24%	1.43%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.16%	1.15%	1.18%	1.18%	1.24%	1.43%
Ratio of Net Investment Income/(Loss)	(0.29)%	0.24%	1.25%	0.07%	0.44%	(0.08)%
Portfolio Turnover Rate	54%	40%	30%	21%	26%	43%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from May 31, 2012 (inception date) through September 30, 2012.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

20	MARCH 31, 2016

Janus Overseas Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$26.95	$35.01	$35.32	$32.23	$33.82	$47.44
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.01)(1)	0.14(1)	0.55(1)	1.18	0.90	(0.01)
Net realized and unrealized gain/(loss)	(0.96)	(8.03)	0.42	2.93	0.18	(13.62)
Total from Investment Operations	(0.97)	(7.89)	0.97	4.11	1.08	(13.63)
Less Dividends and Distributions:
Dividends (from net investment income)	(1.12)	(0.17)	(1.28)	(1.02)	—	—
Distributions (from capital gains)	—	—	—	—	(2.67)	—
Redemption fees	N/A	N/A	N/A	N/A	—(2)	0.01
Total Dividends and Distributions	(1.12)	(0.17)	(1.28)	(1.02)	(2.67)	0.01
Net Asset Value, End of Period	$24.86	$26.95	$35.01	$35.32	$32.23	$33.82
Total Return*	(3.93)%	(22.60)%	2.71%	12.91%	3.28%	(28.71)%
Net Assets, End of Period (in thousands)	$172,479	$205,771	$397,834	$620,750	$924,703	$1,132,967
Average Net Assets for the Period (in thousands)	$196,289	$305,843	$528,419	$793,882	$1,087,271	$1,731,141
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.91%	0.92%	0.93%	0.93%	0.99%	1.18%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.90%	0.92%	0.93%	0.93%	0.99%	1.18%
Ratio of Net Investment Income/(Loss)	(0.05)%	0.43%	1.49%	0.31%	0.67%	0.13%
Portfolio Turnover Rate	54%	40%	30%	21%	26%	43%

Class T Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$27.06	$35.20	$35.55	$32.44	$33.95	$47.56
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(1)	0.23(1)	0.65(1)	1.28	1.06	0.11
Net realized and unrealized gain/(loss)	(0.97)	(8.07)	0.42	2.94	0.10	(13.68)
Total from Investment Operations	(0.94)	(7.84)	1.07	4.22	1.16	(13.57)
Less Dividends and Distributions:
Dividends (from net investment income)	(1.24)	(0.30)	(1.42)	(1.11)	—	(0.05)
Distributions (from capital gains)	—	—	—	—	(2.67)	—
Redemption fees	N/A	N/A	N/A	N/A	—(2)	0.01
Total Dividends and Distributions	(1.24)	(0.30)	(1.42)	(1.11)	(2.67)	(0.04)
Net Asset Value, End of Period	$24.88	$27.06	$35.20	$35.55	$32.44	$33.95
Total Return*	(3.86)%	(22.38)%	2.98%	13.22%	3.52%	(28.54)%
Net Assets, End of Period (in thousands)	$634,237	$761,892	$1,362,584	$1,875,618	$2,712,057	$3,719,191
Average Net Assets for the Period (in thousands)	$720,907	$1,063,251	$1,691,922	$2,301,346	$3,426,766	$6,059,513
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.66%	0.67%	0.68%	0.68%	0.75%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.65%	0.66%	0.67%	0.68%	0.74%	0.93%
Ratio of Net Investment Income/(Loss)	0.20%	0.70%	1.75%	0.56%	0.90%	0.37%
Portfolio Turnover Rate	54%	40%	30%	21%	26%	43%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Overseas Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Overseas Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or

22	MARCH 31, 2016

Janus Overseas Fund

Notes to Financial Statements (unaudited)

more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Assets categorized as Level 3 in the hierarchy have been fair valued at the last trade price prior to a trading halt.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” in the Notes to Schedule of Investments and Other Information.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Janus Investment Fund	23

Janus Overseas Fund

Notes to Financial Statements (unaudited)

Financial assets of $714,524,229 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Financial assets of $17,568,956 were transferred out of Level 2 to Level 3 since certain security’s prices were determined using significant unobservable inputs at the end of the current fiscal year and other significant observable inputs at the end of the prior fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

24	MARCH 31, 2016

Janus Overseas Fund

Notes to Financial Statements (unaudited)

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash

As of March 31, 2016, the Fund has restricted cash in the amount of $21,726. The restricted cash represents collateral pledged in relation to investment quota for China A Shares. The carrying value of the restricted cash approximates fair value.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2016 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Janus Investment Fund	25

Janus Overseas Fund

Notes to Financial Statements (unaudited)

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended March 31, 2016, the average ending monthly currency value amounts on sold forward currency contracts is $38,016,771.

26	MARCH 31, 2016

Janus Overseas Fund

Notes to Financial Statements (unaudited)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of March 31, 2016.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of March 31, 2016

Currency Contracts

Liability Derivatives:
Forward currency contracts	$38,724

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2016.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended March 31, 2016

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Investments and foreign currency transactions	$ (999,860)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Investments, foreign currency translations and non-interested Trustees' deferred compensation	$ 172,129

Please see the Fund’s Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the

Janus Investment Fund	27

Janus Overseas Fund

Notes to Financial Statements (unaudited)

regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

China A Shares

The Chinese government may permit a foreign investor to invest in China A Shares as a licensed Qualified Foreign Institutional Investor (“QFII”). QFII licenses are granted by the China Securities Regulatory Commission and an investment quota is granted by the State Administration of Foreign Exchange. Janus Capital has been granted a QFII license and an investment quota.

People’s Republic of China (“PRC”) regulations require QFIIs to entrust assets held in the PRC and to interact with government agencies through a China-based qualified custodian bank. Assets attributable to clients of Janus Capital will be held by the custodian in foreign exchange accounts and securities accounts in the joint name of Janus Capital and its clients, although the terms of the custody agreement make clear that the contents of the accounts belong to the clients, and not to Janus Capital.

During the period ended March 31, 2016, Janus Capital, in its capacity as a QFII, invested in China A Shares on behalf of the Fund. With respect to direct China A Shares investments, as a general matter, any capital invested and profits generated cannot be repatriated for a minimum of one year. Repatriation of any invested capital is subject to approval by the regulator. Additionally, any repatriation of profits would be subject to an audit by a registered accountant in China, and subject to regulatory approval. In light of the foregoing, the Fund’s investment in China A Shares would be subject to the Fund’s limit of investing up to 15% of its net assets in illiquid investments. Current Chinese tax law is unclear whether capital gains realized on the Fund’s investments in China A shares will be subject to tax. Because management believes it is more likely than not that Chinese capital gains tax ultimately will not be imposed, the Fund does not accrue for such taxes.

As of March 31, 2016, the Fund has available investment quota of $21,726. The Fund is subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances and may incur substantial delays in gaining access to its assets.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

28	MARCH 31, 2016

Janus Overseas Fund

Notes to Financial Statements (unaudited)

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

The Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of March 31, 2016” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Janus Investment Fund	29

Janus Overseas Fund

Notes to Financial Statements (unaudited)

Offsetting of Financial Liabilities and Derivative Liabilities
Counterparty	Gross Amounts of Recognized Liabilities	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Citibank NA	$ 24,135	$ -	$ -	$ 24,135
Credit Suisse International	68	-	-	68
HSBC Securities (USA), Inc.	14,521	-	-	14,521
Total	$ 38,724	$ -	$ -	$ 38,724

(a) Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund may segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

30	MARCH 31, 2016

Janus Overseas Fund

Notes to Financial Statements (unaudited)

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the MSCI All Country World ex-U.S. IndexSM.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period, which is generally the previous 36 months.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended March 31, 2016, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.33%.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.95%. Janus Capital has agreed to continue the waiver until at least February 1, 2017. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

Janus Investment Fund	31

Janus Overseas Fund

Notes to Financial Statements (unaudited)

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $367,532 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2016. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

32	MARCH 31, 2016

Janus Overseas Fund

Notes to Financial Statements (unaudited)

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $92,975 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2016.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2016 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2016, Janus Distributors retained upfront sales charges of $205.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended March 31, 2016.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2016, redeeming shareholders of Class C Shares paid CDSCs of $356.

Janus Investment Fund	33

Janus Overseas Fund

Notes to Financial Statements (unaudited)

As of March 31, 2016, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	35	1
Class R Shares	-	-
Class S Shares	-	-
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended March 31, 2016, the Fund engaged in cross trades amounting to $2,146,261 in purchases.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,844,025,961	$251,814,018	$(377,873,671)	$ (126,059,653)

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2015, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this

34	MARCH 31, 2016

Janus Overseas Fund

Notes to Financial Statements (unaudited)

ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended September 30, 2015
	No Expiration
September 30, 2016	Short-Term	Long-Term	Accumulated Capital Losses

$ (330,727,597)	$ -	$(739,957,703)	$ (1,070,685,300)

6. Capital Share Transactions

	Period ended March 31, 2016		Year ended September 30, 2015
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	78,147	$ 2,092,235	270,720	$ 8,772,931
Reinvested dividends and distributions	38,594	1,057,480	4,531	139,875
Shares repurchased	(371,030)	(10,051,349)	(1,209,873)	(39,047,472)
Net Increase/(Decrease)	(254,289)	$ (6,901,634)	(934,622)	$ (30,134,666)
Class C Shares:
Shares sold	39,813	$ 1,054,705	91,230	$ 2,896,189
Reinvested dividends and distributions	23,917	644,316	-	-
Shares repurchased	(256,349)	(6,873,897)	(534,193)	(16,947,859)
Net Increase/(Decrease)	(192,619)	$ (5,174,876)	(442,963)	$ (14,051,670)
Class D Shares:
Shares sold	286,976	$ 7,616,040	824,895	$ 26,890,003
Reinvested dividends and distributions	1,211,911	32,879,151	341,982	10,481,741
Shares repurchased	(1,953,632)	(52,269,712)	(5,735,078)	(184,698,749)
Net Increase/(Decrease)	(454,745)	$(11,774,521)	(4,568,201)	$(147,327,005)
Class I Shares:
Shares sold	620,505	$ 15,973,513	1,673,298	$ 53,853,896
Reinvested dividends and distributions	232,084	6,319,658	102,766	3,158,008
Shares repurchased	(3,037,340)	(81,435,335)	(6,751,087)	(219,199,100)
Net Increase/(Decrease)	(2,184,751)	$(59,142,164)	(4,975,023)	$(162,187,196)
Class N Shares:
Shares sold	132,423	$ 3,617,585	1,901,208	$ 63,660,612
Reinvested dividends and distributions	118,990	3,224,637	56,991	1,745,070
Shares repurchased	(2,687,535)	(78,220,828)	(1,344,598)	(43,398,117)
Net Increase/(Decrease)	(2,436,122)	$(71,378,606)	613,601	$ 22,007,565
Class R Shares:
Shares sold	173,050	$ 4,566,763	371,535	$ 11,615,448
Reinvested dividends and distributions	57,532	1,550,490	4,472	135,981
Shares repurchased	(267,762)	(7,065,268)	(686,024)	(22,051,587)
Net Increase/(Decrease)	(37,180)	$ (948,015)	(310,017)	$ (10,300,158)
Class S Shares:
Shares sold	480,247	$ 12,486,503	1,464,728	$ 46,953,160
Reinvested dividends and distributions	298,850	8,113,785	57,949	1,773,829
Shares repurchased	(1,475,556)	(38,957,984)	(5,250,451)	(167,249,251)
Net Increase/(Decrease)	(696,459)	$(18,357,696)	(3,727,774)	$(118,522,262)
Class T Shares:
Shares sold	635,717	$ 17,168,261	1,901,192	$ 61,324,405
Reinvested dividends and distributions	1,190,878	32,344,248	343,001	10,516,424
Shares repurchased	(4,497,030)	(121,631,442)	(12,796,335)	(414,410,339)
Net Increase/(Decrease)	(2,670,435)	$(72,118,933)	(10,552,142)	$(342,569,510)

Janus Investment Fund	35

Janus Overseas Fund

Notes to Financial Statements (unaudited)

7. Purchases and Sales of Investment Securities

For the period ended March 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,044,368,195	$1,391,594,237	$ -	$ -

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2016 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

36	MARCH 31, 2016

Janus Overseas Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2015, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2016 through January 1 or February 1, 2017, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee

Janus Investment Fund	37

Janus Overseas Fund

Additional Information (unaudited)

for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2015, approximately 70% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2015, approximately 61% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

38	MARCH 31, 2016

Janus Overseas Fund

Additional Information (unaudited)

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	39

Janus Overseas Fund

Additional Information (unaudited)

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and INTECH had taken or were taking to improve performance.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and in the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

40	MARCH 31, 2016

Janus Overseas Fund

Additional Information (unaudited)

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	41

Janus Overseas Fund

Additional Information (unaudited)

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers,

42	MARCH 31, 2016

Janus Overseas Fund

Additional Information (unaudited)

was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 14% below the mean total expenses of their respective Broadridge Expense Group peers and 24% below the mean total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 19% below the mean for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the mean total expenses for its Broadridge Expense Group peers and to mean total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) by one estimation methodology, the fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to the estimated fee margins in the industry and relative to estimated fee margins of fund managers using Janus Capital as a subadviser.

The Trustees considered the fees for each Fund for its fiscal year ended in 2014, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Investment Fund	43

Janus Overseas Fund

Additional Information (unaudited)

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

44	MARCH 31, 2016

Janus Overseas Fund

Additional Information (unaudited)

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for one share class. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Investment Fund	45

Janus Overseas Fund

Additional Information (unaudited)

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

46	MARCH 31, 2016

Janus Overseas Fund

Additional Information (unaudited)

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services

Janus Investment Fund	47

Janus Overseas Fund

Additional Information (unaudited)

provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant provided an analysis of economies of scale, which included discussion of analysis from prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 85% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 80% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

48	MARCH 31, 2016

Janus Overseas Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	49

Janus Overseas Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

50	MARCH 31, 2016

Janus Overseas Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	51

Janus Overseas Fund

Notes

NotesPage1

52	MARCH 31, 2016

Janus Overseas Fund

Notes

NotesPage2

Janus Investment Fund	53

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0516-1658				125-24-93050 05-16

SEMIANNUAL REPORT March 31, 2016

Janus Research Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Research Fund

Janus Research Fund (unaudited)

FUND SNAPSHOT We seek to create a high-conviction portfolio reflecting the best ideas of the Janus research team.	Team-Based Approach Led by Carmel Wellso, Director of Research

PERFORMANCE OVERVIEW

Janus Research Fund’s Class T Shares returned 4.17% over the six-month period ended March 31, 2016. The Fund’s primary benchmark, the Russell 1000 Growth Index, returned 8.11%, and its secondary benchmark, the S&P 500 Index, returned 8.49% during the period.

MARKET ENVIRONMENT

U.S. indices rallied early in the period, continuing their recovery from the summer sell-off, and were relieved that the Federal Reserve (Fed) did not raise interest rates in September. Volatility returned in November as corporate earnings, in aggregate, were subdued and manufacturing data weighed on sentiment. Monetary policy again influenced markets in December as the Fed raised interest rates for the first time in nearly a decade. Weak manufacturing data and an underwhelming holiday shopping season caused some to question whether the U.S. economy was sufficiently healthy to merit the cadence of rate hikes that the Fed had projected. While headline employment proved resilient, doggedly weak wage growth was flagged as an item of concern. As the calendar turned to 2016, worries re-emerged about the trajectory of the global economy. Crude oil prices resumed their slide, plumbing levels not seen in over a decade. Stocks followed suit and once again entered correction territory.

Stocks rallied toward the end of the period as investors began to price in the expectation that the Fed would lower its expected rate hike trajectory. The removal of the specter of rising rates took the wind out of the sails of what had been an appreciating U.S. dollar. The strengthening greenback had been viewed as a hindrance to the competitiveness of U.S. multinationals. Given the period’s volatility, historically defensive telecoms, utilities and consumers staples were among the strongest performing sectors as measured by a broad gauge of U.S. stocks. Previously stressed materials climbed back into positive territory, as did energy, though to a lesser degree. Health care underperformed broad equities, hampered by sector-specific issues. Financials were weighed down by the expectation of lower-for-longer interest rates, which tend to pressure margins.

PERFORMANCE DISCUSSION

Our Fund, which represents the best ideas of our seven sector teams, focuses on companies that we believe can generate multiyear growth. Investing in companies with characteristics such as brand power and competitive position, we believe, can drive superior long-term performance. The diversified nature of the portfolio is also designed to minimize macroeconomic risks. On a sector basis, our health care and technology holdings detracted most from relative performance. Our selection of communications and energy stocks contributed most to relative returns.

Biotechnology company Regeneron Pharmaceuticals was among the Fund’s largest underperformers. The company’s stock declined precipitously during January before stabilizing. Factors included a slow early launch for its cholesterol-lowering PCSK9 therapy, Praluent, combined with worries about a patent case also focused on Praluent. Investors also may have cooled on the stock, near term, as they recognized that 2016 is a year for increased investment in research and development. We continue to favor the company as we believe it has a strong technology platform and an underappreciated pipeline of novel antibody drug candidates, two of which will launch in the next year.

Endo International was a detractor. Endo and other specialty pharmaceutical companies have suffered from a massive change in industry sentiment due to Valeant’s problems. Endo was also impacted by a few of its own company-specific issues, including concern it overpaid for a couple of drugs it acquired and slower sales for Xiaflex, a drug used to treat adults with Dupuytren’s contracture. While there is promise for Endo’s opioid launched earlier

Janus Investment Fund	1

Janus Research Fund (unaudited)

this year, and valuation remains reasonable, we chose to exit our position in the company.

Restaurant chain Chipotle Mexican Grill saw its shares negatively impacted by the outbreak of a food-borne illness linked to its locations in the Pacific Northwest. A chief concern was the difficulty the company and authorities had in identifying the specific source of the outbreak. Later in the period, an unrelated series of illnesses was linked to a Chipotle location in Boston. That outbreak was later traced to a sick employee at a specific restaurant. As a consequence of these events, management revised its revenue forecasts lower. Prior to these developments, the company had released an earnings report broadly in-line with consensus estimates and also announced the hiring of the former chief information officer of Starbucks.

The Class-C stock of Alphabet Inc. (formerly Google) was the Fund’s top individual contributor to performance. Alphabet’s share price benefited from the company’s restructuring, which was initiated during the autumn. The restructuring, which involved the creation of the Alphabet holding company that now owns Google and several other businesses, has resulted in greater accounting transparency, making it easier to value each of the company’s entities. Alphabet’s earnings growth has been driven by improvements in its mobile search revenue, as well as its YouTube and programmatic businesses. The firm also announced a significant stock buyback program during the period.

Another marquee Internet name, Amazon, was also a strong contributor. Sales gains are reaching the bottom line despite the healthy pace of investment and hiring. Its cloud-computing division, Amazon Web Services (AWS), continues to record impressive increases in operating margins. AWS, in our view, remains well positioned to benefit from the increasing shift to cloud computing. We believe Amazon's low overhead cost structure allows the company to pursue an aggressive pricing strategy which, together with faster shipping, is driving market share gains in general merchandise.

Facebook contributed to performance. User growth remains healthy and Instagram continues to gain traction. We believe that management is on the path to increasing its monetization of Instagram and news-feed video ads. We expect these trends to continue as the utilization of these platforms for traditional branding purposes gains greater acceptance, further catalyzing the transition of advertising dollars to mobile platforms.

OUTLOOK

Our optimistic view toward equities stems from what we are hearing from our company and industry touch points. While we note caution, we consistently hear reports of decent business conditions. Earning reports generally have not disappointed. Consumer companies are focusing on cost controls and innovation to drive revenue growth or to protect margins. The oil sector may have bottomed as U.S. production declines and inventories of refined products diminish. Many biotech stocks appear oversold, reflecting the flow of money out of the sector rather than the potential for life-changing medical breakthroughs.

Certainly, risks remain. Negative rates are troubling. Last quarter we warned that oil and commodities were not signs of an impending market fall. Oil rallied with stocks as the period ended. We allow that it doesn’t prove our point but we are pleased nevertheless, and suggest that from here markets can and should hold up even with a near-term volatility in oil prices.

The backdrop of modest growth leaves the central bankers at center stage as zero interest rate policies give way to negative rate policies. The zero-interest-rate-policy (ZIRP) to negative-interest-rate-policy (NIRP) shift startled markets in Europe and Japan and wreaked havoc with financial stocks. Persistent negative rates are problematic for financial firms and for companies overall. With no inflation, companies will find price increases difficult and margins under pressure. Without the power of compounding – Einstein might have been wrong – individuals will need to save more for retirement and spend less. Ultimately, central bank policy is about building confidence so corporates borrow and build things and consumers work and buy things. Low rates only help if confidence follows.

We believe the best equity option here is consistent dividend payers offering yield and some defensiveness. Notice how utilities and telecoms held up early this year when markets seriously weighed this scenario and traded down. With market valuations, we are not paying a lot for taking these risks, we think. It means that better equity markets for the next few years could be quite real.

Thank you for your investment in Janus Research Fund.

2	MARCH 31, 2016

Janus Research Fund (unaudited)

Fund At A Glance

March 31, 2016

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Alphabet, Inc. - Class C	1.05%	Endo International PLC	-0.60%
	Facebook, Inc. - Class A	0.68%	Chipotle Mexican Grill, Inc.	-0.31%
	Amazon.com, Inc.	0.33%	Regeneron Pharmaceuticals, Inc.	-0.23%
	Mattel, Inc.	0.27%	Eli Lilly & Co.	-0.23%
	PPG Industries, Inc.	0.26%	Express Scripts Holding Co.	-0.22%

	4 Top Performers - Sectors*
			Fund Weighting	Russell 1000® Growth Index
		Fund Contribution	(Average % of Equity)	Weighting
	Communications	0.06%	19.47%	19.47%
	Energy	0.03%	0.72%	0.61%
	Other**	0.00%	0.49%	0.02%
	Industrials	-0.02%	15.19%	15.18%

	4 Bottom Performers - Sectors*
			Fund Weighting	Russell 1000® Growth Index
		Fund Contribution	(Average % of Equity)	Weighting
	Health Care	-1.23%	17.59%	17.76%
	Technology	-0.84%	16.82%	17.04%
	Consumer	-0.80%	21.19%	21.31%
	Financials	-0.67%	8.53%	8.61%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	The sectors listed above reflect those covered by the seven analyst teams who comprise the Janus Research Team.
**	Not a covered sector.

Janus Investment Fund	3

Janus Research Fund (unaudited)

Fund At A Glance

March 31, 2016

5 Largest Equity Holdings - (% of Net Assets)
Alphabet, Inc. - Class C
Internet Software & Services	5.5%
Apple, Inc.
Technology Hardware, Storage & Peripherals	4.3%
Facebook, Inc. - Class A
Internet Software & Services	3.0%
Amgen, Inc.
Biotechnology	2.4%
Amazon.com, Inc.
Internet & Catalog Retail	2.4%
17.6%

Asset Allocation - (% of Net Assets)
Common Stocks	99.4%
Investment Companies	1.3%
Other	(0.7)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2016	As of September 30, 2015

4	MARCH 31, 2016

Janus Research Fund (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2016						per the January 28, 2016 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	4.10%	-2.51%	11.08%	8.15%	10.60%	1.10%
Class A Shares at MOP	-1.88%	-8.12%	9.77%	7.51%	10.31%
Class C Shares at NAV	3.73%	-3.19%	10.26%	7.33%	9.83%	1.89%
Class C Shares at CDSC	2.79%	-4.08%	10.26%	7.33%	9.83%
Class D Shares(1)	4.22%	-2.33%	11.31%	8.38%	10.83%	0.92%
Class I Shares	4.29%	-2.23%	11.40%	8.32%	10.81%	0.83%
Class N Shares	4.30%	-2.16%	11.23%	8.32%	10.81%	0.76%
Class S Shares	4.01%	-2.67%	10.93%	7.98%	10.45%	1.24%
Class T Shares	4.17%	-2.38%	11.23%	8.32%	10.81%	1.00%
Russell 1000® Growth Index	8.11%	2.52%	12.38%	8.28%	8.59%
S&P 500® Index	8.49%	1.78%	11.58%	7.01%	9.08%
Morningstar Quartile - Class T Shares	-	3rd	2nd	1st	1st
Morningstar Ranking - based on total returns for Large Growth Funds	-	917/1,727	413/1,535	137/1,330	32/535

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Janus Investment Fund	5

Janus Research Fund (unaudited)

Performance

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund's Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund's commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund's prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2016 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – May 3, 1993

(1) Closed to certain new investors.

6	MARCH 31, 2016

Janus Research Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/15)	Ending Account Value (3/31/16)	Expenses Paid During Period (10/1/15 - 3/31/16)†	Beginning Account Value (10/1/15)	Ending Account Value (3/31/16)	Expenses Paid During Period (10/1/15 - 3/31/16)†	Net Annualized Expense Ratio (10/1/15 - 3/31/16)
Class A Shares	$1,000.00	$1,041.00	$5.56	$1,000.00	$1,019.55	$5.50	1.09%
Class C Shares	$1,000.00	$1,037.30	$9.32	$1,000.00	$1,015.85	$9.22	1.83%
Class D Shares	$1,000.00	$1,042.20	$4.60	$1,000.00	$1,020.50	$4.55	0.90%
Class I Shares	$1,000.00	$1,042.90	$4.19	$1,000.00	$1,020.90	$4.14	0.82%
Class N Shares	$1,000.00	$1,043.00	$3.78	$1,000.00	$1,021.30	$3.74	0.74%
Class S Shares	$1,000.00	$1,040.10	$6.32	$1,000.00	$1,018.80	$6.26	1.24%
Class T Shares	$1,000.00	$1,041.70	$5.05	$1,000.00	$1,020.05	$5.00	0.99%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Research Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares		Value
Common Stocks – 99.4%
Aerospace & Defense – 3.6%
Honeywell International, Inc.	502,005	$56,249,660
Northrop Grumman Corp.	240,476	47,590,200
Teledyne Technologies, Inc.*	319,153	28,130,145
United Technologies Corp.	299,080	29,937,908
		161,907,913
Airlines – 1.2%
United Continental Holdings, Inc.*	937,501	56,118,810
Auto Components – 0.9%
Delphi Automotive PLC	522,497	39,197,725
Beverages – 2.3%
Brown-Forman Corp. - Class B	228,801	22,530,034
Coca-Cola Co.	1,783,059	82,716,107
		105,246,141
Biotechnology – 8.5%
AbbVie, Inc.	1,141,332	65,192,884
Alder Biopharmaceuticals, Inc.*	739,851	18,118,951
Amgen, Inc.	725,547	108,781,262
Biogen, Inc.*	219,960	57,259,987
Celgene Corp.*	750,787	75,146,271
Ironwood Pharmaceuticals, Inc.*	2,107,322	23,054,103
Regeneron Pharmaceuticals, Inc.*	93,353	33,648,155
		381,201,613
Building Products – 0.6%
AO Smith Corp.	333,540	25,452,437
Capital Markets – 1.3%
BlackRock, Inc.	52,259	17,797,848
Blackstone Group LP	652,845	18,312,302
E*TRADE Financial Corp.*	821,738	20,124,364
		56,234,514
Chemicals – 2.4%
Air Products & Chemicals, Inc.	409,631	59,007,346
PPG Industries, Inc.	445,952	49,719,188
		108,726,534
Commercial Banks – 0.3%
PacWest Bancorp	339,830	12,624,685
Communications Equipment – 1.0%
CommScope Holding Co., Inc.*	821,169	22,927,038
Motorola Solutions, Inc.	272,601	20,635,896
		43,562,934
Construction Materials – 1.0%
Vulcan Materials Co.	413,251	43,626,908
Consumer Finance – 0.6%
Synchrony Financial*	881,223	25,255,851
Containers & Packaging – 1.0%
Crown Holdings, Inc.*	869,468	43,116,918
Diversified Consumer Services – 0.5%
ServiceMaster Global Holdings, Inc.*	614,162	23,141,624
Diversified Financial Services – 0.9%
Intercontinental Exchange, Inc.	103,199	24,266,213
McGraw Hill Financial, Inc.	143,890	14,242,232
		38,508,445
Electrical Equipment – 0.9%
Sensata Technologies Holding NV*	1,002,671	38,943,742
Electronic Equipment, Instruments & Components – 2.9%
Amphenol Corp. - Class A	1,194,107	69,043,267
National Instruments Corp.	766,836	23,089,432
TE Connectivity, Ltd. (U.S. Shares)	593,555	36,752,926
		128,885,625

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2016

Janus Research Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares		Value
Common Stocks – (continued)
Energy Equipment & Services – 0.1%
Baker Hughes, Inc.	153,762	$6,739,388
Food & Staples Retailing – 2.7%
Costco Wholesale Corp.	225,529	35,538,860
Kroger Co.	1,468,659	56,176,207
Sysco Corp.	669,667	31,293,539
		123,008,606
Food Products – 1.2%
Hershey Co.	596,039	54,889,232
Health Care Equipment & Supplies – 0.8%
Boston Scientific Corp.*	1,884,921	35,455,364
Health Care Providers & Services – 2.5%
Diplomat Pharmacy, Inc.*	877,686	24,048,596
Express Scripts Holding Co.*	784,027	53,854,815
Universal Health Services, Inc. - Class B	287,388	35,843,031
		113,746,442
Health Care Technology – 0.7%
athenahealth, Inc.*	231,412	32,115,357
Hotels, Restaurants & Leisure – 4.5%
Aramark	726,047	24,046,677
Chipotle Mexican Grill, Inc.*	53,973	25,419,664
Dunkin' Brands Group, Inc.	637,818	30,085,875
Hilton Worldwide Holdings, Inc.	1,076,050	24,232,646
Norwegian Cruise Line Holdings, Ltd.*	628,286	34,737,933
Starbucks Corp.	1,079,571	64,450,389
		202,973,184
Household Products – 0.9%
Colgate-Palmolive Co.	593,084	41,901,385
Industrial Conglomerates – 0.7%
Roper Industries, Inc.	184,373	33,697,853
Information Technology Services – 4.4%
Amdocs, Ltd. (U.S. Shares)	541,746	32,732,293
Cognizant Technology Solutions Corp. - Class A*	441,588	27,687,568
MasterCard, Inc. - Class A	667,117	63,042,556
Visa, Inc. - Class A	990,154	75,726,978
		199,189,395
Internet & Catalog Retail – 3.6%
Amazon.com, Inc.*	177,680	105,477,955
Priceline Group, Inc.*	42,302	54,525,586
		160,003,541
Internet Software & Services – 9.2%
Alphabet, Inc. - Class C	331,668	247,076,428
CoStar Group, Inc.*	113,102	21,282,403
Facebook, Inc. - Class A*	1,187,763	135,523,758
LinkedIn Corp. - Class A*	72,871	8,332,799
		412,215,388
Leisure Products – 1.4%
Mattel, Inc.	669,831	22,519,718
Polaris Industries, Inc.	399,646	39,357,138
		61,876,856
Machinery – 1.2%
Dover Corp.	410,500	26,407,465
Rexnord Corp.*	1,365,216	27,604,668
		54,012,133
Media – 4.1%
Comcast Corp. - Class A	1,515,515	92,567,656
Time Warner Cable, Inc.	116,283	23,793,827
Walt Disney Co.	685,028	68,030,131
		184,391,614

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Research Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares		Value
Common Stocks – (continued)
Multiline Retail – 1.2%
Dollar Tree, Inc.*	674,386	$55,609,870
Oil, Gas & Consumable Fuels – 0.4%
Anadarko Petroleum Corp.	118,424	5,515,006
Enterprise Products Partners LP	255,833	6,298,608
Phillips 66	58,785	5,090,193
		16,903,807
Personal Products – 1.2%
Estee Lauder Cos., Inc. - Class A	574,593	54,189,866
Pharmaceuticals – 4.1%
Allergan PLC*	244,080	65,420,762
Bristol-Myers Squibb Co.	1,252,061	79,981,657
Mallinckrodt PLC*	639,581	39,193,524
		184,595,943
Professional Services – 1.1%
Nielsen Holdings PLC	403,193	21,232,143
Verisk Analytics, Inc.*	346,266	27,673,579
		48,905,722
Real Estate Investment Trusts (REITs) – 2.2%
American Tower Corp.	739,238	75,675,794
Simon Property Group, Inc.	118,671	24,646,780
		100,322,574
Real Estate Management & Development – 0.5%
Jones Lang LaSalle, Inc.	206,089	24,178,361
Semiconductor & Semiconductor Equipment – 1.7%
Broadcom, Ltd.	281,990	43,567,455
Texas Instruments, Inc.	548,508	31,495,329
		75,062,784
Software – 6.5%
Adobe Systems, Inc.*	567,536	53,234,877
ANSYS, Inc.*	248,981	22,273,840
Cadence Design Systems, Inc.*	1,379,216	32,521,913
NetSuite, Inc.*	522,785	35,805,545
Salesforce.com, Inc.*	478,754	35,346,408
ServiceNow, Inc.*	591,285	36,174,816
SS&C Technologies Holdings, Inc.	356,753	22,625,275
Tyler Technologies, Inc.*	175,754	22,603,722
Ultimate Software Group, Inc.*	161,729	31,294,562
		291,880,958
Specialty Retail – 3.4%
AutoZone, Inc.*	31,871	25,391,307
Lowe's Cos., Inc.	1,264,935	95,818,826
Tractor Supply Co.	353,786	32,003,482
		153,213,615
Technology Hardware, Storage & Peripherals – 4.3%
Apple, Inc.	1,781,959	194,215,711
Textiles, Apparel & Luxury Goods – 1.9%
Carter's, Inc.	334,188	35,216,731
NIKE, Inc. - Class B	853,617	52,471,837
		87,688,568
Thrifts & Mortgage Finance – 0.3%
MGIC Investment Corp.*	1,593,403	12,221,401
Tobacco – 1.2%
Altria Group, Inc.	853,992	53,511,139
Trading Companies & Distributors – 0.6%
Fastenal Co.#	530,521	25,995,529
Wireless Telecommunication Services – 0.9%
T-Mobile US, Inc.*	1,044,473	40,003,316
Total Common Stocks (cost $3,418,071,539)		4,466,467,321

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2016

Janus Research Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares		Value
Investment Companies – 1.3%
Investments Purchased with Cash Collateral from Securities Lending – 0.5%
Janus Cash Collateral Fund LLC, 0.4107%ºº,£	23,300,000	$23,300,000
Money Markets – 0.8%
Janus Cash Liquidity Fund LLC, 0.3874%ºº,£	37,020,000	37,020,000
Total Investment Companies (cost $60,320,000)		60,320,000
Total Investments (total cost $3,478,391,539) – 100.7%		4,526,787,321
Liabilities, net of Cash, Receivables and Other Assets – (0.7)%		(31,547,600)
Net Assets – 100%		$4,495,239,721

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Research Fund

Notes to Schedule of Investments and Other Information (unaudited)

Russell 1000® Growth Index	Measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.
S&P 500® Index	Measures broad U.S. equity performance.

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2016.

#	Loaned security; a portion of the security is on loan at March 31, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2016. Unless otherwise indicated, all information in the table is for the period ended March 31, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/15	Purchases	Sales	at 3/31/16	Gain/(Loss)	Income	at 3/31/16

Janus Cash Collateral Fund LLC	—	57,885,120	(34,585,120)	23,300,000	$—	$11,207(1)	$23,300,000
Janus Cash Liquidity Fund LLC	31,094,000	254,820,660	(248,894,660)	37,020,000	—	21,546	37,020,000

Total					$—	$32,753	$60,320,000

(1) Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of March 31, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$ 4,466,467,321	$ -	$ -
Investment Companies	-	60,320,000	-
Total Assets	$ 4,466,467,321	$ 60,320,000	$ -

12	MARCH 31, 2016

Janus Research Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2016

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$3,478,391,539
Unaffiliated investments, at value(1)	4,466,467,321
Affiliated investments, at value	60,320,000
Non-interested Trustees' deferred compensation	86,191
Receivables:
Investments sold	35,611,655
Dividends	2,858,514
Fund shares sold	1,278,065
Dividends from affiliates	1,511
Other assets	1,597,503
Total Assets	4,568,220,760
Liabilities:
Due to custodian	6,494
Collateral for securities loaned (Note 2)	23,300,000
Payables:	—
Investments purchased	43,663,810
Fund shares repurchased	2,456,456
Advisory fees	2,278,719
Transfer agent fees and expenses	741,907
Non-interested Trustees' deferred compensation fees	86,191
Fund administration fees	35,397
Non-interested Trustees' fees and expenses	29,185
12b-1 Distribution and shareholder servicing fees	23,683
Professional fees	18,604
Custodian fees	29
Accrued expenses and other payables	340,564
Total Liabilities	72,981,039
Net Assets	$4,495,239,721

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Research Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2016

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,434,613,435
Undistributed net investment income/(loss)	4,208,155
Undistributed net realized gain/(loss) from investments	8,006,747
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	1,048,411,384
Total Net Assets	$4,495,239,721
Net Assets - Class A Shares	$33,457,867
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	829,760
Net Asset Value Per Share(2)	$40.32
Maximum Offering Price Per Share(3)	$42.78
Net Assets - Class C Shares	$19,839,586
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	511,079
Net Asset Value Per Share(2)	$38.82
Net Assets - Class D Shares	$2,544,709,820
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	62,615,178
Net Asset Value Per Share	$40.64
Net Assets - Class I Shares	$247,909,184
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,108,217
Net Asset Value Per Share	$40.59
Net Assets - Class N Shares	$137,278,248
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,381,653
Net Asset Value Per Share	$40.60
Net Assets - Class S Shares	$3,041,375
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	76,101
Net Asset Value Per Share	$39.96
Net Assets - Class T Shares	$1,509,003,641
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	37,133,947
Net Asset Value Per Share	$40.64

(1) Includes $22,801,380 of securities on loan. See Note 2 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

14	MARCH 31, 2016

Janus Research Fund

Statement of Operations (unaudited)

For the period ended March 31, 2016

Investment Income:
Dividends	$25,227,659
Dividends from affiliates	21,546
Affiliated securities lending income, net	11,207
Other income	50
Foreign tax withheld	67,718
Total Investment Income	25,328,180
Expenses:
Advisory fees	16,041,188
12b-1Distribution and shareholder servicing fees:
Class A Shares	40,465
Class C Shares	86,807
Class S Shares	2,788
Transfer agent administrative fees and expenses:
Class D Shares	1,527,392
Class S Shares	2,788
Class T Shares	1,919,379
Transfer agent networking and omnibus fees:
Class A Shares	14,311
Class C Shares	11,546
Class I Shares	98,617
Other transfer agent fees and expenses:
Class A Shares	1,704
Class C Shares	1,235
Class D Shares	289,598
Class I Shares	5,823
Class N Shares	852
Class S Shares	23
Class T Shares	8,091
Shareholder reports expense	364,607
Fund administration fees	190,252
Registration fees	127,805
Non-interested Trustees’ fees and expenses	63,365
Professional fees	39,537
Custodian fees	10,764
Other expenses	223,422
Total Expenses	21,072,359
Less: Excess Expense Reimbursement	(40,516)
Net Expenses	21,031,843
Net Investment Income/(Loss)	4,296,337
Net Realized Gain/(Loss) on Investments:
Investments	10,995,924
Total Net Realized Gain/(Loss) on Investments	10,995,924
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	166,994,583
Total Change in Unrealized Net Appreciation/Depreciation	166,994,583
Net Increase/(Decrease) in Net Assets Resulting from Operations	$182,286,844

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Research Fund

Statements of Changes in Net Assets

	Period ended March 31, 2016 (unaudited)	Year ended September 30, 2015

Operations:
Net investment income/(loss)	$4,296,337	$20,457,320
Net realized gain/(loss) on investments	10,995,924	486,962,114
Change in unrealized net appreciation/depreciation	166,994,583	(295,248,255)
Net Increase/(Decrease) in Net Assets Resulting from Operations	182,286,844	212,171,179
Dividends and Distributions to Shareholders:
Class A Shares	(122,069)	(6,239)
Class C Shares	(21,740)	—
Class D Shares	(10,788,614)	(8,553,378)
Class I Shares	(1,346,117)	(949,789)
Class N Shares	(779,865)	(373,716)
Class S Shares	(6,773)	(67)
Class T Shares	(5,807,346)	(3,798,702)
Total Dividends from Net Investment Income	(18,872,524)	(13,681,891)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(2,852,830)	(2,174,732)
Class C Shares	(1,646,583)	(616,270)
Class D Shares	(222,221,592)	(323,137,590)
Class I Shares	(23,266,664)	(26,628,511)
Class N Shares	(12,122,263)	(8,871,533)
Class S Shares	(210,332)	(402,511)
Class T Shares	(134,622,735)	(198,277,896)
Total Distributions from Net Realized Gain from Investment Transactions	(396,942,999)	(560,109,043)
Net Decrease from Dividends and Distributions to Shareholders	(415,815,523)	(573,790,934)
Capital Share Transactions:
Class A Shares	6,055,094	15,577,712
Class C Shares	4,867,185	13,669,652
Class D Shares	186,121,099	221,714,238
Class I Shares	13,765,419	72,345,169
Class N Shares	17,360,922	72,027,109
Class S Shares	1,618,866	(1,398,077)
Class T Shares	77,774,165	128,684,276
Net Increase/(Decrease) from Capital Share Transactions	307,562,750	522,620,079
Net Increase/(Decrease) in Net Assets	74,034,071	161,000,324
Net Assets:
Beginning of period	4,421,205,650	4,260,205,326
End of period	$4,495,239,721	$4,421,205,650

Undistributed Net Investment Income/(Loss)	$4,208,155	$18,784,342

See Notes to Financial Statements.

16	MARCH 31, 2016

Janus Research Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014		2013	2012	2011
Net Asset Value, Beginning of Period	$42.48	$46.48	$39.09		$31.97	$25.85	$26.30
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.01(1)	0.11(1)	0.11(1)		0.19	0.10	0.19
Net realized and unrealized gain/(loss)	1.83	2.07	7.55		7.09	6.22	(0.47)
Total from Investment Operations	1.84	2.18	7.66		7.28	6.32	(0.28)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)	(0.02)	(0.14)		(0.16)	(0.20)	(0.17)
Distributions (from capital gains)	(3.84)	(6.16)	(0.13)		—	—	—
Total Dividends and Distributions	(4.00)	(6.18)	(0.27)		(0.16)	(0.20)	(0.17)
Net Asset Value, End of Period	$40.32	$42.48	$46.48		$39.09	$31.97	$25.85
Total Return*	4.10%	4.83%	19.68%		22.86%	24.59%	(1.14)%
Net Assets, End of Period (in thousands)	$33,458	$29,202	$15,851		$16,229	$13,144	$10,941
Average Net Assets for the Period (in thousands)	$32,372	$22,816	$18,486		$13,861	$12,582	$6,469
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.09%	1.10%	0.93%		0.96%	1.09%	0.90%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.09%	1.10%	0.93%		0.96%	1.09%	0.90%
Ratio of Net Investment Income/(Loss)	0.03%	0.25%	0.25%		0.62%	0.35%	0.49%
Portfolio Turnover Rate	18%	45%	44%		45%	64%	88%
				1

Class C Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$41.07	$45.41	$38.35	$31.45	$25.49	$26.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.14)(1)	(0.22)(1)	(0.21)(1)	(0.07)	(0.06)	0.09
Net realized and unrealized gain/(loss)	1.78	2.04	7.40	6.97	6.08	(0.57)
Total from Investment Operations	1.64	1.82	7.19	6.90	6.02	(0.48)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	—	—	—	(0.06)	(0.11)
Distributions (from capital gains)	(3.84)	(6.16)	(0.13)	—	—	—
Total Dividends and Distributions	(3.89)	(6.16)	(0.13)	—	(0.06)	(0.11)
Net Asset Value, End of Period	$38.82	$41.07	$45.41	$38.35	$31.45	$25.49
Total Return*	3.73%	4.08%	18.78%	21.94%	23.64%	(1.89)%
Net Assets, End of Period (in thousands)	$19,840	$16,072	$3,509	$2,498	$2,028	$1,127
Average Net Assets for the Period (in thousands)	$18,275	$9,187	$3,091	$2,130	$1,635	$820
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.83%	1.82%	1.67%	1.72%	1.82%	1.67%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.83%	1.82%	1.67%	1.72%	1.82%	1.67%
Ratio of Net Investment Income/(Loss)	(0.71)%	(0.51)%	(0.48)%	(0.14)%	(0.38)%	(0.28)%
Portfolio Turnover Rate	18%	45%	44%	45%	64%	88%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Research Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$42.76	$46.82	$39.34	$32.19	$25.97	$26.35
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.04(1)	0.21(1)	0.21(1)	0.27	0.17	0.18
Net realized and unrealized gain/(loss)	1.87	2.05	7.59	7.13	6.25	(0.41)
Total from Investment Operations	1.91	2.26	7.80	7.40	6.42	(0.23)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.16)	(0.19)	(0.25)	(0.20)	(0.15)
Distributions (from capital gains)	(3.84)	(6.16)	(0.13)	—	—	—
Total Dividends and Distributions	(4.03)	(6.32)	(0.32)	(0.25)	(0.20)	(0.15)
Net Asset Value, End of Period	$40.64	$42.76	$46.82	$39.34	$32.19	$25.97
Total Return*	4.22%	5.00%	19.93%	23.16%	24.83%	(0.95)%
Net Assets, End of Period (in thousands)	$2,544,710	$2,487,683	$2,469,614	$2,159,347	$1,878,272	$1,616,618
Average Net Assets for the Period (in thousands)	$2,545,654	$2,639,279	$2,383,927	$1,995,191	$1,825,046	$1,896,215
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.90%	0.92%	0.72%	0.74%	0.86%	0.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.90%	0.92%	0.72%	0.74%	0.86%	0.76%
Ratio of Net Investment Income/(Loss)	0.21%	0.46%	0.47%	0.85%	0.58%	0.58%
Portfolio Turnover Rate	18%	45%	44%	45%	64%	88%

Class I Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$42.72	$46.80	$39.33	$32.18	$25.97	$26.38
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.06(1)	0.25(1)	0.24(1)	0.30	0.21	0.19
Net realized and unrealized gain/(loss)	1.87	2.05	7.58	7.13	6.23	(0.41)
Total from Investment Operations	1.93	2.30	7.82	7.43	6.44	(0.22)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(0.22)	(0.22)	(0.28)	(0.23)	(0.19)
Distributions (from capital gains)	(3.84)	(6.16)	(0.13)	—	—	—
Total Dividends and Distributions	(4.06)	(6.38)	(0.35)	(0.28)	(0.23)	(0.19)
Net Asset Value, End of Period	$40.59	$42.72	$46.80	$39.33	$32.18	$25.97
Total Return*	4.29%	5.09%	19.99%	23.28%	24.95%	(0.92)%
Net Assets, End of Period (in thousands)	$247,909	$249,202	$196,908	$139,452	$101,806	$91,170
Average Net Assets for the Period (in thousands)	$259,502	$241,355	$149,173	$128,180	$109,409	$88,419
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.82%	0.83%	0.65%	0.64%	0.78%	0.67%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.82%	0.83%	0.65%	0.64%	0.78%	0.67%
Ratio of Net Investment Income/(Loss)	0.30%	0.54%	0.54%	0.91%	0.67%	0.69%
Portfolio Turnover Rate	18%	45%	44%	45%	64%	88%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	MARCH 31, 2016

Janus Research Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year or period ended September 30	2016	2015	2014	2013	2012(1)
Net Asset Value, Beginning of Period	$42.75	$46.82	$39.32	$32.19	$29.83
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.08(2)	0.27(2)	0.28(2)	0.34	0.06
Net realized and unrealized gain/(loss)	1.86	2.08	7.59	7.12	2.30
Total from Investment Operations	1.94	2.35	7.87	7.46	2.36
Less Dividends and Distributions:
Dividends (from net investment income)	(0.25)	(0.26)	(0.24)	(0.33)	—
Distributions (from capital gains)	(3.84)	(6.16)	(0.13)	—	—
Total Dividends and Distributions	(4.09)	(6.42)	(0.37)	(0.33)	—
Net Asset Value, End of Period	$40.60	$42.75	$46.82	$39.32	$32.19
Total Return*	4.30%	5.21%	20.14%	23.37%	7.91%
Net Assets, End of Period (in thousands)	$137,278	$127,816	$66,011	$44,056	$43,412
Average Net Assets for the Period (in thousands)	$137,695	$93,427	$57,271	$47,040	$33,804
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.74%	0.76%	0.55%	0.56%	0.56%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.74%	0.76%	0.55%	0.56%	0.56%
Ratio of Net Investment Income/(Loss)	0.38%	0.59%	0.63%	1.03%	0.81%
Portfolio Turnover Rate	18%	45%	44%	45%	64%

Class S Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$42.12	$46.19	$38.96	$31.88	$25.82	$26.21
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.02)(2)	0.12(2)	0.05(2)	0.18	0.06	0.02
Net realized and unrealized gain/(loss)	1.82	1.97	7.52	7.05	6.21	(0.36)
Total from Investment Operations	1.80	2.09	7.57	7.23	6.27	(0.34)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	—(3)	(0.21)	(0.15)	(0.21)	(0.05)
Distributions (from capital gains)	(3.84)	(6.16)	(0.13)	—	—	—
Total Dividends and Distributions	(3.96)	(6.16)	(0.34)	(0.15)	(0.21)	(0.05)
Net Asset Value, End of Period	$39.96	$42.12	$46.19	$38.96	$31.88	$25.82
Total Return*	4.01%	4.66%	19.53%	22.77%	24.41%	(1.32)%
Net Assets, End of Period (in thousands)	$3,041	$1,563	$3,059	$839	$538	$416
Average Net Assets for the Period (in thousands)	$2,230	$2,147	$2,593	$724	$511	$145
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.24%	1.23%	1.06%	1.06%	1.20%	1.10%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.24%	1.23%	1.06%	1.06%	1.20%	1.10%
Ratio of Net Investment Income/(Loss)	(0.12)%	0.26%	0.12%	0.49%	0.24%	0.31%
Portfolio Turnover Rate	18%	45%	44%	45%	64%	88%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from May 31, 2012 (inception date) through September 30, 2012.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Research Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$42.76	$46.80	$39.33	$32.17	$25.94	$26.33
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(1)	0.18(1)	0.17(1)	0.28	0.16	0.16
Net realized and unrealized gain/(loss)	1.86	2.06	7.60	7.10	6.23	(0.42)
Total from Investment Operations	1.89	2.24	7.77	7.38	6.39	(0.26)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.12)	(0.17)	(0.22)	(0.16)	(0.13)
Distributions (from capital gains)	(3.84)	(6.16)	(0.13)	—	—	—
Total Dividends and Distributions	(4.01)	(6.28)	(0.30)	(0.22)	(0.16)	(0.13)
Net Asset Value, End of Period	$40.64	$42.76	$46.80	$39.33	$32.17	$25.94
Total Return*	4.17%	4.94%	19.85%	23.06%	24.74%	(1.04)%
Net Assets, End of Period (in thousands)	$1,509,004	$1,509,667	$1,505,253	$1,336,614	$1,349,917	$1,213,477
Average Net Assets for the Period (in thousands)	$1,535,503	$1,622,384	$1,466,282	$1,323,849	$1,339,538	$1,465,454
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.99%	1.00%	0.80%	0.81%	0.95%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.99%	0.99%	0.80%	0.80%	0.95%	0.87%
Ratio of Net Investment Income/(Loss)	0.13%	0.40%	0.39%	0.80%	0.49%	0.48%
Portfolio Turnover Rate	18%	45%	44%	45%	64%	88%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	MARCH 31, 2016

Janus Research Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Research Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”)

Janus Investment Fund	21

Janus Research Fund

Notes to Financial Statements (unaudited)

markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

22	MARCH 31, 2016

Janus Research Fund

Notes to Financial Statements (unaudited)

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-

Janus Investment Fund	23

Janus Research Fund

Notes to Financial Statements (unaudited)

income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. One or more countries may abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is

24	MARCH 31, 2016

Janus Research Fund

Notes to Financial Statements (unaudited)

always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets
Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Deutsche Bank AG	$ 22,801,380	$ -	$ (22,801,380)	$ -

(a) Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Janus Investment Fund	25

Janus Research Fund

Notes to Financial Statements (unaudited)

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of March 31, 2016, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $22,801,380 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of March 31, 2016 is $23,300,000, resulting in the net amount due to the counterparty of $498,620.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the Russell 1000® Growth Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”)

26	MARCH 31, 2016

Janus Research Fund

Notes to Financial Statements (unaudited)

calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period, which is generally the previous 36 months.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended March 31, 2016, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.71%.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized

Janus Investment Fund	27

Janus Research Fund

Notes to Financial Statements (unaudited)

to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $367,532 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2016. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $92,975 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2016.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2016 can be found in a table located in the Notes to Schedule of Investments and Other Information.

28	MARCH 31, 2016

Janus Research Fund

Notes to Financial Statements (unaudited)

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2016, Janus Distributors retained upfront sales charges of $11,134.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended March 31, 2016.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2016, redeeming shareholders of Class C Shares paid CDSCs of $1,575.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended March 31, 2016, the Fund engaged in cross trades amounting to $20,866,154 in purchases and $1,809,824 in sales, resulting in a net realized loss of $1,084,128. The net realized loss is included in “Investments and foreign currency transactions” within the “Net Realized and Unrealized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 3,480,717,773	$1,179,859,452	$(133,789,904)	$ 1,046,069,548

Janus Investment Fund	29

Janus Research Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended March 31, 2016		Year ended September 30, 2015
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	227,085	$ 9,487,123	442,220	$ 20,017,202
Reinvested dividends and distributions	70,667	2,922,788	50,209	2,109,782
Shares repurchased	(155,431)	(6,354,817)	(146,021)	(6,549,272)
Net Increase/(Decrease)	142,321	$ 6,055,094	346,408	$ 15,577,712
Class C Shares:
Shares sold	129,817	$ 5,218,990	341,468	$ 14,890,863
Reinvested dividends and distributions	38,453	1,533,888	14,171	579,039
Shares repurchased	(48,548)	(1,885,693)	(41,547)	(1,800,250)
Net Increase/(Decrease)	119,722	$ 4,867,185	314,092	$ 13,669,652
Class D Shares:
Shares sold	1,273,002	$ 53,717,960	2,305,708	$105,178,574
Reinvested dividends and distributions	5,468,037	227,798,409	7,708,230	325,672,692
Shares repurchased	(2,298,022)	(95,395,270)	(4,590,021)	(209,137,028)
Net Increase/(Decrease)	4,443,017	$186,121,099	5,423,917	$221,714,238
Class I Shares:
Shares sold	1,210,041	$ 50,176,364	3,092,574	$140,290,686
Reinvested dividends and distributions	497,985	20,711,207	562,006	23,711,026
Shares repurchased	(1,432,832)	(57,122,152)	(2,028,646)	(91,656,543)
Net Increase/(Decrease)	275,194	$ 13,765,419	1,625,934	$ 72,345,169
Class N Shares:
Shares sold	463,940	$ 20,025,288	1,653,780	$ 76,022,944
Reinvested dividends and distributions	310,147	12,902,128	219,238	9,245,249
Shares repurchased	(382,595)	(15,566,494)	(292,805)	(13,241,084)
Net Increase/(Decrease)	391,492	$ 17,360,922	1,580,213	$ 72,027,109
Class S Shares:
Shares sold	52,738	$ 2,158,122	21,565	$ 965,713
Reinvested dividends and distributions	5,294	217,105	9,650	402,578
Shares repurchased	(19,042)	(756,361)	(60,330)	(2,766,368)
Net Increase/(Decrease)	38,990	$ 1,618,866	(29,115)	$ (1,398,077)
Class T Shares:
Shares sold	2,187,733	$ 92,170,374	6,180,197	$281,841,251
Reinvested dividends and distributions	3,321,838	138,420,993	4,707,682	198,946,621
Shares repurchased	(3,683,239)	(152,817,202)	(7,746,175)	(352,103,596)
Net Increase/(Decrease)	1,826,332	$ 77,774,165	3,141,704	$128,684,276

6. Purchases and Sales of Investment Securities

For the period ended March 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$825,159,727	$ 924,472,353	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2016 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

30	MARCH 31, 2016

Janus Research Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2015, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2016 through January 1 or February 1, 2017, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee

Janus Investment Fund	31

Janus Research Fund

Additional Information (unaudited)

for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2015, approximately 70% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2015, approximately 61% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

32	MARCH 31, 2016

Janus Research Fund

Additional Information (unaudited)

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	33

Janus Research Fund

Additional Information (unaudited)

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and INTECH had taken or were taking to improve performance.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and in the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

34	MARCH 31, 2016

Janus Research Fund

Additional Information (unaudited)

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	35

Janus Research Fund

Additional Information (unaudited)

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers,

36	MARCH 31, 2016

Janus Research Fund

Additional Information (unaudited)

was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 14% below the mean total expenses of their respective Broadridge Expense Group peers and 24% below the mean total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 19% below the mean for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the mean total expenses for its Broadridge Expense Group peers and to mean total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) by one estimation methodology, the fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to the estimated fee margins in the industry and relative to estimated fee margins of fund managers using Janus Capital as a subadviser.

The Trustees considered the fees for each Fund for its fiscal year ended in 2014, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Investment Fund	37

Janus Research Fund

Additional Information (unaudited)

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

38	MARCH 31, 2016

Janus Research Fund

Additional Information (unaudited)

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for one share class. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Investment Fund	39

Janus Research Fund

Additional Information (unaudited)

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

40	MARCH 31, 2016

Janus Research Fund

Additional Information (unaudited)

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services

Janus Investment Fund	41

Janus Research Fund

Additional Information (unaudited)

provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant provided an analysis of economies of scale, which included discussion of analysis from prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 85% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 80% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

42	MARCH 31, 2016

Janus Research Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	43

Janus Research Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

44	MARCH 31, 2016

Janus Research Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	45

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0516-1659				125-24-93053 05-16

SEMIANNUAL REPORT March 31, 2016

Janus Triton Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Triton Fund

Janus Triton Fund (unaudited)(closed to certain new investors)

FUND SNAPSHOT

We believe a fundamentally driven investment process, focused on identifying smaller cap companies with differentiated business models and sustainable competitive advantages, will drive outperformance relative to our benchmark and peers over time. Identifying small-cap companies with the potential to grow into the mid-cap space, allows us the flexibility to hold our positions and capture a longer growth period in a company's life cycle.

Jonathan Coleman portfolio manager

PERFORMANCE

Janus Triton Fund’s Class T Shares returned 5.56% over the six-month period ended March 31, 2016. The Fund’s primary benchmark, the Russell 2500 Growth Index, returned 1.05% during the period. The Fund’s secondary benchmark, the Russell 2000 Growth Index, returned -0.57%.

INVESTMENT ENVIRONMENT

U.S. indices rallied early in the period, continuing their recovery from the summer sell-off. Volatility returned in November as corporate earnings, in aggregate, were subdued and manufacturing data weighed on sentiment. Monetary policy again influenced markets in December as the Federal Reserve (Fed) raised interest rates for the first time in nearly a decade. Weak manufacturing data and an underwhelming holiday shopping season caused some to question whether the U.S. economy was sufficiently healthy to merit the cadence of rate hikes that the Fed had projected. As the calendar turned to 2016, worries re-emerged about the trajectory of the global economy. Crude oil prices resumed their slide, plumbing levels not seen in over a decade and stocks followed suit, once again entering correction territory.

Stocks rallied again toward the end of the period as investors began to price in the expectation that the Fed would lower its expected rate hike trajectory. Given the period’s volatility, historically defensive telecoms, utilities and consumers staples were among the strongest performing sectors. Previously stressed materials climbed back into positive territory, as did energy, though to a lesser degree. Health care underperformed broad equities, hampered by sector-specific issues. Financials were weighed down by the expectation of lower-for-longer interest rates, which tend to pressure margins.

PERFORMANCE DISCUSSION

The Fund outperformed both its primary benchmark, the Russell 2500 Growth Index, and its secondary benchmark, the Russell 2000 Growth Index, during the period. We take a high-quality approach to investing in small caps, focusing on companies we believe have more predictable, growing revenue streams. The companies we favor typically generate a high return on invested capital, or demonstrate a proven ability to expand profit margins. Many times these companies are defined by sustainable competitive advantages such as high barriers to entry in their respective industry or a differentiated product or service that gives them pricing power, helping the company grow in a variety of market and economic environments. We expect the bulk of our relative outperformance to come in weak or uncertain market environments, when the stability of the businesses we invest in is more appreciated, or in environments in which stock selection is the primary driver of returns. Our Fund performed as we expected during the period, outpacing the benchmark in an environment where global economic growth was uncertain and investor sentiment was generally negative.

Our stock selection in the consumer discretionary sector was a large contributor to relative performance. Sally Beauty Holdings was one of our top contributors from the sector. The company is engaged in a number of turnaround efforts at its stores that have resulted in better traffic and better same-store sales comparisons, which has driven the stock’s performance. We continue to like the company because of its distinct positioning in the beauty and hair product retail space. The company has a broader selection and better-quality beauty products than mass market retailers, but also sells its products at attractive price points below the highest-end beauty product retailers. We also like that beauty and hair products are generally lower-cost luxuries that are more economically resilient than other luxury products.

Janus Investment Fund	1

Janus Triton Fund (unaudited)(closed to certain new investors)

Tumi Holdings was another top performing consumer discretionary stock. The stock rose after it was announced Samsonite would acquire the luggage company. While not in our base case investment thesis, we believed that the company was an attractive acquisition candidate, as we thought Tumi was an underappreciated brand and that its global footprint could eventually be leveraged by a larger acquirer.

We had a number of stocks in other sectors that were large contributors to performance. Dyax Corporation was the Fund’s largest contributor. The stock was up after an announcement it would be acquired by Shire Pharmaceutical, a transaction which was ultimately completed during the period. We were not surprised to see Dyax pursued as an acquisition candidate. In our view, the company has a potential best-in-class drug for hereditary angioedema (HAE) therapy, which could become the new standard of treatment based on strong efficacy from early-stage trials. Shire is the current leader in HAE treatments, and a logical partner to acquire Dyax.

While generally pleased with our performance during the period, we did have stocks that fell and detracted from our results. LPL Financial Holdings was our largest detractor. The company provides brokerage and investment advisory services to independent financial advisors. Rising rates boost LPL’s earnings from cash held in customers’ accounts, and decreased expectations about the pace of U.S. rate hikes weighed on the stock. Concern about how a Department of Labor fiduciary standard rule will affect advisors using LPL’s platform has also affected the company, as did concerns about the management’s decision to announce a stock buyback during a difficult period for the company. While we believe the LPL benefits from the trend toward independent, fee-based financial advice we are reviewing the stock in light of what we view as some executional missteps by the company.

A few of our specialty pharmaceutical companies were among the leading detractors on an absolute basis; however, it is worth noting that our stock selection within the health care sector was a bright spot for the Fund, and a large reason why we outperformed the benchmark during the period. Negative sentiment weighed on the performance of the specialty pharmaceutical industry at the beginning of 2016. Questionable accounting and drug pricing tactics at one of the largest and most well-known specialty pharmaceutical companies, which we do not own, has cast a shadow over all specialty pharmaceutical companies, and this impacted our holdings.

Eagle Pharmaceuticals was another detractor. The stock was down after the FDA declined to approve its blood clot preventing drug, Kangio, asking more additional information from the company. The specialty pharmaceutical company focuses on improving formulations of existing hospital administered drugs. These improved formulations make the intake of the drug easier or faster for the patient. Many of the drugs under development by Eagle address rare orphan diseases and command significant pricing power.

Anacor, a specialty dermatology-focused branded pharmaceutical company, also detracted. We like the potential for the company’s treatment for onychomycosis, Kerydin, which has recently experienced a good product launch. We also like the potential for a topical treatment the company is developing for atopic dermatitis (eczema), which offers a non-steroidal approach to treatment that we think could be preferred by doctors as a safer alternative for pediatric patients. If the atopic dermatitis drug is successful, we think Anacor could have a differentiated drug in a very large potential market.

Please see the Derivative instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

Global economic growth remains slow and a number of geopolitical concerns continue to grip financial markets. Against that backdrop, we would expect a low aggregate return environment for small-cap stocks, punctuated by periods of volatility for the rest of 2016.

While the outlook for small-cap stocks may not be as robust, we are excited about our potential for relative outperformance. Given where valuations sit today and a likely slow-growth economy ahead, it is hard to envision multiple expansion driving significant further stock price appreciation. Instead, earnings growth we believe should be the primary driver of returns. This should favor the types of companies we invest in, which have typically demonstrated a steady path toward earnings growth through either strong pricing power or market share gains. We look forward to seeing how these companies perform in the months ahead, and will look to add to some of these positions when volatility presents opportunity.

Thank you for your investment in Janus Triton Fund

2	MARCH 31, 2016

Janus Triton Fund (unaudited)(closed to certain new investors)

Fund At A Glance

March 31, 2016

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Dyax Corp.	0.84%	LPL Financial Holdings, Inc.	-0.40%
	Sally Beauty Holdings, Inc.	0.53%	Eagle Pharmaceuticals, Inc.	-0.32%
	MarketAxess Holdings, Inc.	0.38%	Anacor Pharmaceuticals, Inc.	-0.27%
	Tumi Holdings, Inc.	0.37%	SS&C Technologies Holdings, Inc.	-0.23%
	Jack Henry & Associates, Inc.	0.34%	Endologix, Inc.	-0.22%

	5 Top Performers - Sectors*
			Fund Weighting	Russell 2500™ Growth Index
		Fund Contribution	(Average % of Equity)	Weighting
	Consumer Discretionary	2.49%	15.28%	20.58%
	Information Technology	1.62%	28.20%	21.11%
	Health Care	1.40%	17.75%	20.12%
	Industrials	0.49%	17.29%	16.21%
	Energy	0.17%	1.43%	0.72%

	5 Bottom Performers - Sectors*
			Fund Weighting	Russell 2500™ Growth Index
		Fund Contribution	(Average % of Equity)	Weighting
	Materials	-0.44%	3.57%	6.70%
	Other**	-0.33%	4.92%	0.00%
	Consumer Staples	-0.21%	2.27%	3.45%
	Telecommunication Services	-0.05%	0.00%	0.55%
	Financials	-0.03%	9.29%	10.38%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Triton Fund (unaudited)(closed to certain new investors)

Fund At A Glance

March 31, 2016

5 Largest Equity Holdings - (% of Net Assets)
Blackbaud, Inc.
Software	2.7%
SS&C Technologies Holdings, Inc.
Software	2.4%
Broadridge Financial Solutions, Inc.
Information Technology Services	2.1%
Sally Beauty Holdings, Inc.
Specialty Retail	2.0%
Euronet Worldwide, Inc.
Information Technology Services	1.9%
11.1%

Asset Allocation - (% of Net Assets)
Common Stocks	95.4%
Investment Companies	15.2%
Rights	0.0%
Other	(10.6)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2016	As of September 30, 2015

4	MARCH 31, 2016

Janus Triton Fund (unaudited)(closed to certain new investors)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2016						per the January 28, 2016 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV(1)	5.47%	-6.02%	10.29%	9.58%	11.70%	1.10%
Class A Shares at MOP(1)	-0.58%	-11.43%	8.99%	8.93%	11.11%
Class C Shares at NAV(1)	5.16%	-6.60%	9.51%	8.81%	10.91%	1.81%
Class C Shares at CDSC(1)	4.19%	-7.46%	9.51%	8.81%	10.91%
Class D Shares(1)	5.66%	-5.75%	10.61%	9.84%	11.95%	0.83%
Class I Shares(1)	5.67%	-5.72%	10.67%	9.77%	11.89%	0.77%
Class N Shares(1)	5.74%	-5.61%	10.51%	9.77%	11.89%	0.67%
Class R Shares(1)	5.34%	-6.32%	9.95%	9.22%	11.32%	1.42%
Class S Shares(1)	5.52%	-6.05%	10.23%	9.46%	11.57%	1.17%
Class T Shares(1)	5.56%	-5.85%	10.51%	9.77%	11.89%	0.92%
Russell 2500™ Growth Index	1.05%	-9.57%	8.77%	7.00%	8.23%
Russell 2000® Growth Index	-0.57%	-11.84%	7.70%	6.00%	7.32%
Morningstar Quartile - Class T Shares	-	1st	1st	1st	1st
Morningstar Ranking - based on total returns for Small Growth Funds	-	96/754	29/694	6/603	6/580

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Janus Investment Fund	5

Janus Triton Fund (unaudited)(closed to certain new investors)

Performance

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund's Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2016 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – February 25, 2005

(1) Closed to new investors in certain distribution channels.

6	MARCH 31, 2016

Janus Triton Fund (unaudited)(closed to certain new investors)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/15)	Ending Account Value (3/31/16)	Expenses Paid During Period (10/1/15 - 3/31/16)†	Beginning Account Value (10/1/15)	Ending Account Value (3/31/16)	Expenses Paid During Period (10/1/15 - 3/31/16)†	Net Annualized Expense Ratio (10/1/15 - 3/31/16)
Class A Shares	$1,000.00	$1,054.70	$5.86	$1,000.00	$1,019.30	$5.76	1.14%
Class C Shares	$1,000.00	$1,051.60	$9.23	$1,000.00	$1,016.00	$9.07	1.80%
Class D Shares	$1,000.00	$1,056.60	$4.27	$1,000.00	$1,020.85	$4.19	0.83%
Class I Shares	$1,000.00	$1,056.70	$4.06	$1,000.00	$1,021.05	$3.99	0.79%
Class N Shares	$1,000.00	$1,057.40	$3.50	$1,000.00	$1,021.60	$3.44	0.68%
Class R Shares	$1,000.00	$1,053.40	$7.34	$1,000.00	$1,017.85	$7.21	1.43%
Class S Shares	$1,000.00	$1,055.20	$6.06	$1,000.00	$1,019.10	$5.96	1.18%
Class T Shares	$1,000.00	$1,055.60	$4.73	$1,000.00	$1,020.40	$4.65	0.92%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Triton Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares		Value
Common Stocks – 95.4%
Aerospace & Defense – 2.8%
Aerovironment, Inc.*,#,£	1,315,739	$37,261,728
HEICO Corp. - Class A£	2,089,955	99,481,858
Teledyne Technologies, Inc.*	560,329	49,387,398
		186,130,984
Automobiles – 1.2%
Thor Industries, Inc.	1,292,980	82,453,335
Biotechnology – 3.2%
ACADIA Pharmaceuticals, Inc.*,#	1,289,983	36,067,925
AMAG Pharmaceuticals, Inc.*,#	803,896	18,811,166
Anacor Pharmaceuticals, Inc.*,#	470,589	25,152,982
Axovant Sciences, Ltd.*,#	909,002	10,435,343
Eagle Pharmaceuticals, Inc.*,#	629,508	25,495,074
Heron Therapeutics, Inc.*,#	1,060,646	20,141,668
Ironwood Pharmaceuticals, Inc.*,#	3,009,660	32,925,680
Neurocrine Biosciences, Inc.*	635,165	25,120,776
OvaScience, Inc.*,#	516,199	4,898,728
Puma Biotechnology, Inc.*,#	469,927	13,801,756
		212,851,098
Building Products – 1.9%
AO Smith Corp.	851,669	64,990,861
Trex Co., Inc.*,#	1,251,594	59,988,900
		124,979,761
Capital Markets – 2.4%
Eaton Vance Corp.#	1,334,402	44,729,155
Financial Engines, Inc.#	1,530,769	48,112,070
LPL Financial Holdings, Inc.#	1,821,446	45,171,861
WisdomTree Investments, Inc.#	1,954,820	22,343,593
		160,356,679
Chemicals – 1.9%
Sensient Technologies Corp.	1,951,398	123,835,717
Commercial Banks – 1.2%
PacWest Bancorp#	1,284,322	47,712,562
SVB Financial Group*	278,104	28,380,513
		76,093,075
Commercial Services & Supplies – 2.0%
Clean Harbors, Inc.*,#	835,435	41,220,363
Healthcare Services Group, Inc.#	1,475,022	54,295,560
Rollins, Inc.	1,435,568	38,932,604
		134,448,527
Construction Materials – 0.6%
Summit Materials, Inc. - Class A	2,199,207	42,774,576
Containers & Packaging – 1.1%
Crown Holdings, Inc.*	1,464,582	72,628,621
Diversified Consumer Services – 1.8%
ServiceMaster Global Holdings, Inc.*	3,229,401	121,683,830
Diversified Financial Services – 5.0%
FactSet Research Systems, Inc.#	268,079	40,622,011
MarketAxess Holdings, Inc.#	737,676	92,084,095
Markit, Ltd.*,#	2,156,355	76,227,149
MSCI, Inc.	1,296,230	96,024,718
Pace Holdings Corp.*,£	2,404,533	24,021,285
		328,979,258
Electrical Equipment – 1.6%
EnerSys	1,367,467	76,195,261
Sensata Technologies Holding NV*	718,959	27,924,368
		104,119,629
Electronic Equipment, Instruments & Components – 4.1%
Belden, Inc.	1,475,233	90,549,802
FEI Co.†,#	1,015,370	90,378,084

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2016

Janus Triton Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares		Value
Common Stocks – (continued)
Electronic Equipment, Instruments & Components – (continued)
National Instruments Corp.	987,225	$29,725,345
OSI Systems, Inc.*,£	962,258	63,018,276
		273,671,507
Energy Equipment & Services – 0.6%
Dril-Quip, Inc.*	696,601	42,186,157
Food & Staples Retailing – 0.8%
Casey's General Stores, Inc.#	489,921	55,517,848
Food Products – 0.3%
Nomad Foods, Ltd.*,#	1,989,589	17,926,197
Health Care Equipment & Supplies – 5.5%
Endologix, Inc.*,#,£	3,570,445	29,848,920
Globus Medical, Inc. - Class A*,#	1,288,184	30,594,370
Masimo Corp.*	1,140,007	47,697,893
Merit Medical Systems, Inc.*,£	2,468,744	45,647,077
Novadaq Technologies, Inc.*,#	2,765,277	30,666,922
Quidel Corp.*,£	1,337,703	23,088,754
STERIS PLC#	1,442,260	102,472,573
Teleflex, Inc.	361,047	56,687,989
		366,704,498
Health Care Providers & Services – 1.8%
Diplomat Pharmacy, Inc.*,#	1,552,500	42,538,500
HealthEquity, Inc.*,#	1,649,163	40,684,851
Premier, Inc. - Class A*	1,109,001	36,996,273
		120,219,624
Health Care Technology – 0.9%
athenahealth, Inc.*,#	436,887	60,631,178
Hotels, Restaurants & Leisure – 3.6%
Dunkin' Brands Group, Inc.#	1,113,555	52,526,389
Popeyes Louisiana Kitchen, Inc.*,#	584,860	30,447,812
Six Flags Entertainment Corp.	1,113,730	61,800,878
Wendy's Co.	8,543,960	93,043,724
		237,818,803
Information Technology Services – 7.6%
Broadridge Financial Solutions, Inc.	2,379,874	141,150,327
Euronet Worldwide, Inc.*,#	1,718,914	127,388,717
Gartner, Inc.*	620,795	55,468,033
Jack Henry & Associates, Inc.	1,233,235	104,294,684
MAXIMUS, Inc.	1,373,563	72,304,356
		500,606,117
Internet & Catalog Retail – 0.8%
HSN, Inc.	454,131	23,755,593
Wayfair, Inc. - Class A*,#	612,843	26,487,075
		50,242,668
Internet Software & Services – 3.7%
Cimpress NV*,#	542,072	49,160,510
CoStar Group, Inc.*	263,656	49,612,149
Envestnet, Inc.*,#	1,906,991	51,870,155
GrubHub, Inc.*,#	1,216,242	30,564,161
SPS Commerce, Inc.*	432,200	18,558,668
WebMD Health Corp*,#	770,383	48,249,087
		248,014,730
Life Sciences Tools & Services – 2.4%
Bio-Techne Corp.	588,850	55,658,102
Mettler-Toledo International, Inc.*	80,659	27,807,997
PerkinElmer, Inc.	1,538,968	76,117,357
		159,583,456
Machinery – 6.9%
CLARCOR, Inc.	1,242,357	71,795,811
ITT Corp.	1,506,160	55,562,242

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Triton Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares		Value
Common Stocks – (continued)
Machinery – (continued)
Kennametal, Inc.	2,324,036	$52,267,570
Nordson Corp.#	966,370	73,482,775
Photo Labs, Inc.*,#	836,381	64,476,611
Rexnord Corp.*	3,483,419	70,434,732
Toro Co.	447,158	38,509,247
Wabtec Corp.#	350,082	27,758,002
		454,286,990
Media – 1.7%
AMC Entertainment Holdings, Inc. - Class A£	2,101,401	58,818,214
National CineMedia, Inc.£	3,721,196	56,599,391
		115,417,605
Oil, Gas & Consumable Fuels – 0.7%
DCP Midstream Partners LP#	1,668,653	45,437,421
Personal Products – 1.0%
Ontex Group NV	2,044,542	67,025,584
Pharmaceuticals – 2.3%
Akorn, Inc.*,#	1,441,869	33,927,178
Catalent, Inc.*	3,215,643	85,761,199
Relypsa, Inc.*,#	1,370,087	18,564,679
Teligent, Inc.*,#,£	2,757,493	13,511,716
		151,764,772
Professional Services – 1.8%
CEB, Inc.	1,146,910	74,239,484
Huron Consulting Group, Inc.*	765,944	44,570,281
		118,809,765
Real Estate Investment Trusts (REITs) – 0.8%
Lamar Advertising Co. - Class A	860,400	52,914,600
Real Estate Management & Development – 0.6%
Jones Lang LaSalle, Inc.	356,887	41,869,983
Road & Rail – 1.5%
Genesee & Wyoming, Inc. - Class A*,#	446,210	27,977,367
Landstar System, Inc.	493,656	31,895,114
Old Dominion Freight Line, Inc.*,#	577,750	40,222,955
		100,095,436
Semiconductor & Semiconductor Equipment – 2.0%
Atmel Corp.	7,703,927	62,555,887
ON Semiconductor Corp.*	7,106,286	68,149,283
		130,705,170
Software – 9.7%
ACI Worldwide, Inc.*	2,881,811	59,912,851
Aspen Technology, Inc.*	543,810	19,647,855
Blackbaud, Inc.£	2,804,334	176,364,565
Cadence Design Systems, Inc.*	5,126,147	120,874,546
Callidus Software, Inc.*	403,404	6,728,779
Guidewire Software, Inc.*,#	970,847	52,891,745
RealPage, Inc.*	2,281,432	47,545,043
SS&C Technologies Holdings, Inc.†,#	2,459,953	156,010,219
		639,975,603
Specialty Retail – 3.6%
Five Below, Inc.*,#	1,407,955	58,204,860
Michaels Cos., Inc.*	1,772,535	49,577,804
Sally Beauty Holdings, Inc.*	4,056,252	131,341,440
		239,124,104
Technology Hardware, Storage & Peripherals – 0.4%
Stratasys, Ltd.*,#	995,753	25,809,918
Textiles, Apparel & Luxury Goods – 3.6%
Carter's, Inc.	1,122,880	118,329,095
Gildan Activewear, Inc.	887,072	27,064,567
Tumi Holdings, Inc.*	854,848	22,927,023

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2016

Janus Triton Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares		Value
Common Stocks – (continued)
Textiles, Apparel & Luxury Goods – (continued)
Wolverine World Wide, Inc.	3,705,045	$68,246,929
		236,567,614
Total Common Stocks (cost $5,216,562,482)		6,324,262,438
Rights – 0%
Biotechnology – 0%
Dyax Corp.*,ß (cost $3,132,745)	2,822,293	3,132,745
Investment Companies – 15.2%
Investments Purchased with Cash Collateral from Securities Lending – 10.7%
Janus Cash Collateral Fund LLC, 0.4107%ºº,£	711,026,648	711,026,648
Money Markets – 4.5%
Janus Cash Liquidity Fund LLC, 0.3874%ºº,£	293,748,757	293,748,757
Total Investment Companies (cost $1,004,775,405)		1,004,775,405
Total Investments (total cost $6,224,470,632) – 110.6%		7,332,170,588
Liabilities, net of Cash, Receivables and Other Assets – (10.6)%		(703,624,694)
Net Assets – 100%		$6,628,545,894

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$7,113,260,169	97.0%
United Kingdom	94,153,346	1.3
Belgium	67,025,584	0.9
Canada	57,731,489	0.8

Total	$7,332,170,588	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Triton Fund

Schedule of Investments (unaudited)

March 31, 2016

Schedule of Foreign Currency Contracts, Open
Counterparty/ Currency	Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)

Bank of America:
British Pound	4/14/16	4,015,000	$5,765,702	$(46,478)
Canadian Dollar	4/14/16	1,243,000	957,203	(20,473)

			6,722,905	(66,951)

Citibank NA:
Canadian Dollar	4/28/16	7,200,000	5,544,689	(87,911)
Euro	4/28/16	1,500,000	1,707,842	2,467
Euro	4/28/16	11,558,000	13,159,492	(235,799)

			20,412,023	(321,243)

Credit Suisse International:
Euro	5/12/16	10,165,000	11,578,902	4,827

HSBC Securities (USA), Inc.:
British Pound	4/28/16	5,421,000	7,785,098	(134,538)
Canadian Dollar	4/28/16	1,957,000	1,507,077	(23,891)
Euro	4/28/16	21,022,000	23,934,837	(411,283)

			33,227,012	(569,712)

JPMorgan Chase & Co.:
Canadian Dollar	4/14/16	15,577,000	11,995,457	(249,948)

Total			$83,936,299	$(1,203,027)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	MARCH 31, 2016

Janus Triton Fund

Notes to Schedule of Investments and Other Information (unaudited)

Russell 2000® Growth Index	Measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
Russell 2500TM Growth Index	Measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of March 31, 2016, is $81,500,250.

ß	Security is illiquid.

ºº	Rate shown is the 7-day yield as of March 31, 2016.

#	Loaned security; a portion of the security is on loan at March 31, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2016. Unless otherwise indicated, all information in the table is for the period ended March 31, 2016.

Share			Share
Balance			Balance	Realized	Dividend		Value
at 9/30/15	Purchases	Sales	at 3/31/16	Gain/(Loss)	Income		at 3/31/16

Aerovironment, Inc.
1,315,739	—	—	1,315,739	$—	$—		$37,261,728
AMC Entertainment Holdings, Inc. - Class A
1,865,889	235,512	—	2,101,401	—	746,356		58,818,214
Blackbaud, Inc.
2,804,334	—	—	2,804,334	—	673,040		176,364,565
Endologix, Inc.(1)
3,570,445	—	—	3,570,445	—	—		N/A
HEICO Corp. - Class A
2,089,955	—	—	2,089,955	—	167,196		99,481,858
Janus Cash Collateral Fund LLC
434,307,546	1,215,110,907	(938,391,805)	711,026,648	—	2,735,580	(2)	711,026,648
Janus Cash Liquidity Fund LLC
383,117,308	476,919,449	(566,288,000)	293,748,757	—	372,744		293,748,757
Merit Medical Systems, Inc.
757,629	1,711,115	—	2,468,744	—	—		45,647,077
National CineMedia, Inc.
3,721,196	—	—	3,721,196	—	1,637,326		56,599,391
OSI Systems, Inc. (1)
1,070,174	—	(107,916)	962,258	3,273,786	—		N/A

Janus Investment Fund	13

Janus Triton Fund

Notes to Schedule of Investments and Other Information (unaudited)

Share			Share
Balance			Balance	Realized	Dividend	Value
at 9/30/15	Purchases	Sales	at 3/31/16	Gain/(Loss)	Income	at 3/31/16
Pace Holdings Corp.
2,359,622	44,911	—	2,404,533	—	—	24,021,285
Quidel Corp. (1)
1,706,087	—	(368,384)	1,337,703	(4,117,400)	—	N/A
Teligent, Inc. (3)
2,757,493	—	—	2,757,493	—	—	13,511,716

Total				$(843,614)	$6,332,242	$1,516,481,239
(1) Company was no longer an affiliate as of March 31, 2016.
(2) Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.
(3) Formerly named IGI Laboratories, Inc.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of March 31, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$ 6,324,262,438	$ -	$ -
Rights	-	-	3,132,745
Investment Companies	-	1,004,775,405	-
Total Investments in Securities	$ 6,324,262,438	$ 1,004,775,405	$ 3,132,745
Other Financial Instruments(a):
Forward Currency Contracts	$ -	$ 7,294	$ -
Total Assets	$ 6,324,262,438	$ 1,004,782,699	$ 3,132,745
Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$ -	$ 1,210,321	$ -

(a) Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

14	MARCH 31, 2016

Janus Triton Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2016

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$6,224,470,632
Unaffiliated investments, at value(1)	5,815,689,349
Affiliated investments, at value(2)	1,516,481,239
Forward currency contracts	7,294
Closed foreign currency contracts	6,207
Non-interested Trustees' deferred compensation	127,107
Receivables:
Investments sold	27,718,466
Fund shares sold	6,380,028
Dividends	1,884,799
Dividends from affiliates	100,250
Other assets	47,369
Total Assets	7,368,442,108
Liabilities:
Due to custodian	9,978
Collateral for securities loaned (Note 3)	711,026,648
Forward currency contracts	1,210,321
Closed foreign currency contracts	432,216
Payables:	—
Investments purchased	12,047,491
Fund shares repurchased	9,525,870
Advisory fees	3,473,139
Transfer agent fees and expenses	1,068,118
12b-1 Distribution and shareholder servicing fees	468,486
Non-interested Trustees' deferred compensation fees	127,107
Fund administration fees	51,554
Non-interested Trustees' fees and expenses	41,948
Professional fees	12,293
Custodian fees	520
Accrued expenses and other payables	400,525
Total Liabilities	739,896,214
Net Assets	$6,628,545,894

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Triton Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2016

Net Assets Consist of:
Capital (par value and paid-in surplus)	$5,417,359,951
Undistributed net investment income/(loss)	(21,797,679)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	126,466,571
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,106,517,051
Total Net Assets	$6,628,545,894
Net Assets - Class A Shares	$582,617,604
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	26,892,442
Net Asset Value Per Share(3)	$21.66
Maximum Offering Price Per Share(4)	$22.98
Net Assets - Class C Shares	$228,138,860
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	11,123,711
Net Asset Value Per Share(3)	$20.51
Net Assets - Class D Shares	$866,023,274
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	39,389,076
Net Asset Value Per Share	$21.99
Net Assets - Class I Shares	$1,300,054,289
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	58,820,842
Net Asset Value Per Share	$22.10
Net Assets - Class N Shares	$654,152,812
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	29,541,569
Net Asset Value Per Share	$22.14
Net Assets - Class R Shares	$219,258,065
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	10,325,602
Net Asset Value Per Share	$21.23
Net Assets - Class S Shares	$353,525,067
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	16,438,921
Net Asset Value Per Share	$21.51
Net Assets - Class T Shares	$2,424,775,923
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	110,847,560
Net Asset Value Per Share	$21.87

(1) Includes $643,663,928 of securities on loan. See Note 3 in Notes to Financial Statements.

(2) Includes $50,773,444 of securities on loan. See Note 3 in Notes to Financial Statements.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

16	MARCH 31, 2016

Janus Triton Fund

Statement of Operations (unaudited)

For the period ended March 31, 2016

Investment Income:
Dividends	$24,075,136
Dividends from affiliates	3,596,662
Affiliated securities lending income, net	2,735,580
Other income	19
Foreign tax withheld	(10,380)
Total Investment Income	30,397,017
Expenses:
Advisory fees	20,755,580
12b-1Distribution and shareholder servicing fees:
Class A Shares	733,830
Class C Shares	1,132,815
Class R Shares	501,535
Class S Shares	431,706
Transfer agent administrative fees and expenses:
Class D Shares	511,155
Class R Shares	250,767
Class S Shares	431,706
Class T Shares	3,003,526
Transfer agent networking and omnibus fees:
Class A Shares	629,955
Class C Shares	159,459
Class I Shares	678,478
Other transfer agent fees and expenses:
Class A Shares	32,021
Class C Shares	16,158
Class D Shares	74,368
Class I Shares	35,978
Class N Shares	4,169
Class R Shares	3,194
Class S Shares	2,116
Class T Shares	8,554
Shareholder reports expense	277,978
Fund administration fees	272,346
Registration fees	203,937
Non-interested Trustees’ fees and expenses	90,398
Professional fees	51,155
Custodian fees	17,294
Other expenses	321,347
Total Expenses	30,631,525
Less: Excess Expense Reimbursement	(63,125)
Net Expenses	30,568,400
Net Investment Income/(Loss)	(171,383)
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	173,489,880
Investments in affiliates	(843,614)
Swap contracts	(673,495)
Total Net Realized Gain/(Loss) on Investments	171,972,771
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	178,392,310
Swap contracts	(20)
Total Change in Unrealized Net Appreciation/Depreciation	178,392,290
Net Increase/(Decrease) in Net Assets Resulting from Operations	$350,193,678

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Triton Fund

Statements of Changes in Net Assets

	Period ended March 31, 2016 (unaudited)	Year ended September 30, 2015

Operations:
Net investment income/(loss)	$(171,383)	$(14,685,009)
Net realized gain/(loss) on investments	171,972,771	543,533,239
Change in unrealized net appreciation/depreciation	178,392,290	(320,313,858)
Net Increase/(Decrease) in Net Assets Resulting from Operations	350,193,678	208,534,372
Dividends and Distributions to Shareholders:
Class D Shares	(1,322,091)	(796,379)
Class I Shares	(2,570,085)	(1,428,387)
Class N Shares	(1,615,241)	(477,244)
Class T Shares	(2,148,844)	(1,117,516)
Total Dividends from Net Investment Income	(7,656,261)	(3,819,526)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(44,727,243)	(49,440,324)
Class C Shares	(18,690,971)	(22,062,985)
Class D Shares	(63,851,688)	(80,480,528)
Class I Shares	(96,526,450)	(111,845,077)
Class N Shares	(43,596,472)	(23,927,171)
Class R Shares	(15,360,564)	(14,837,621)
Class S Shares	(26,331,180)	(34,216,867)
Class T Shares	(181,051,205)	(216,037,050)
Total Distributions from Net Realized Gain from Investment Transactions	(490,135,773)	(552,847,623)
Net Decrease from Dividends and Distributions to Shareholders	(497,792,034)	(556,667,149)
Capital Share Transactions:
Class A Shares	16,268,714	127,158,433
Class C Shares	41,619	42,051,668
Class D Shares	43,043,457	51,652,801
Class I Shares	59,880,765	203,584,241
Class N Shares	164,399,928	323,736,459
Class R Shares	37,936,793	54,050,425
Class S Shares	24,814,913	17,799,682
Class T Shares	55,537,327	410,885,609
Net Increase/(Decrease) from Capital Share Transactions	401,923,516	1,230,919,318
Net Increase/(Decrease) in Net Assets	254,325,160	882,786,541
Net Assets:
Beginning of period	6,374,220,734	5,491,434,193
End of period	$6,628,545,894	$6,374,220,734

Undistributed Net Investment Income/(Loss)	$(21,797,679)	$(13,970,035)

See Notes to Financial Statements.

18	MARCH 31, 2016

Janus Triton Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014		2013	2012	2011
Net Asset Value, Beginning of Period	$22.16	$23.32	$22.43		$18.03	$14.84	$14.67
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.02)(1)	(0.10)(1)	(0.10)(1)		0.02	(0.06)	(0.01)
Net realized and unrealized gain/(loss)	1.23	1.30	1.88		5.24	3.85	0.49
Total from Investment Operations	1.21	1.20	1.78		5.26	3.79	0.48
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—		(0.01)	—	—
Distributions (from capital gains)	(1.71)	(2.36)	(0.89)		(0.85)	(0.60)	(0.31)
Total Dividends and Distributions	(1.71)	(2.36)	(0.89)		(0.86)	(0.60)	(0.31)
Net Asset Value, End of Period	$21.66	$22.16	$23.32		$22.43	$18.03	$14.84
Total Return*	5.47%	4.87%	8.07%		30.43%	26.04%	3.05%
Net Assets, End of Period (in thousands)	$582,618	$580,641	$487,358		$581,387	$334,176	$151,623
Average Net Assets for the Period (in thousands)	$581,894	$584,857	$578,998		$478,210	$254,283	$123,437
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.16%	1.10%	1.15%		1.11%	1.13%	1.01%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.14%	1.10%	1.15%		1.11%	1.13%	1.01%
Ratio of Net Investment Income/(Loss)	(0.21)%	(0.40)%	(0.42)%		0.09%	(0.31)%	(0.26)%
Portfolio Turnover Rate	17%	27%	30%		39%	35%	42%
				1

Class C Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$21.13	$22.47	$21.79	$17.65	$14.64	$14.60
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.09)(1)	(0.24)(1)	(0.25)(1)	(0.06)	(0.13)	(0.06)
Net realized and unrealized gain/(loss)	1.18	1.26	1.82	5.05	3.74	0.41
Total from Investment Operations	1.09	1.02	1.57	4.99	3.61	0.35
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(1.71)	(2.36)	(0.89)	(0.85)	(0.60)	(0.31)
Total Dividends and Distributions	(1.71)	(2.36)	(0.89)	(0.85)	(0.60)	(0.31)
Net Asset Value, End of Period	$20.51	$21.13	$22.47	$21.79	$17.65	$14.64
Total Return*	5.16%	4.21%	7.32%	29.48%	25.14%	2.16%
Net Assets, End of Period (in thousands)	$228,139	$235,409	$208,869	$202,466	$117,035	$61,322
Average Net Assets for the Period (in thousands)	$232,370	$246,725	$215,905	$160,080	$88,869	$49,099
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.80%	1.73%	1.83%	1.85%	1.94%	1.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.80%	1.73%	1.83%	1.85%	1.94%	1.80%
Ratio of Net Investment Income/(Loss)	(0.87)%	(1.02)%	(1.11)%	(0.64)%	(1.12)%	(1.05)%
Portfolio Turnover Rate	17%	27%	30%	39%	35%	42%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Triton Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$22.47	$23.57	$22.59	$18.14	$14.88	$14.69
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.01(1)	(0.03)(1)	(0.03)(1)	0.06	(0.03)	0.01
Net realized and unrealized gain/(loss)	1.26	1.31	1.90	5.29	3.89	0.49
Total from Investment Operations	1.27	1.28	1.87	5.35	3.86	0.50
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	(0.02)	—	(0.05)	—	—
Distributions (from capital gains)	(1.71)	(2.36)	(0.89)	(0.85)	(0.60)	(0.31)
Total Dividends and Distributions	(1.75)	(2.38)	(0.89)	(0.90)	(0.60)	(0.31)
Net Asset Value, End of Period	$21.99	$22.47	$23.57	$22.59	$18.14	$14.88
Total Return*	5.66%	5.19%	8.42%	30.79%	26.45%	3.19%
Net Assets, End of Period (in thousands)	$866,023	$841,863	$830,607	$827,017	$608,824	$454,229
Average Net Assets for the Period (in thousands)	$851,925	$909,865	$874,533	$705,383	$572,683	$429,320
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.83%	0.83%	0.84%	0.83%	0.84%	0.82%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.83%	0.83%	0.84%	0.83%	0.84%	0.82%
Ratio of Net Investment Income/(Loss)	0.11%	(0.11)%	(0.11)%	0.42%	(0.01)%	(0.06)%
Portfolio Turnover Rate	17%	27%	30%	39%	35%	42%

Class I Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$22.58	$23.68	$22.68	$18.21	$14.93	$14.72
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.02(1)	(0.01)(1)	(0.02)(1)	0.07	(0.03)	0.01
Net realized and unrealized gain/(loss)	1.26	1.30	1.91	5.32	3.91	0.51
Total from Investment Operations	1.28	1.29	1.89	5.39	3.88	0.52
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.03)	—	(0.07)	—	—
Distributions (from capital gains)	(1.71)	(2.36)	(0.89)	(0.85)	(0.60)	(0.31)
Total Dividends and Distributions	(1.76)	(2.39)	(0.89)	(0.92)	(0.60)	(0.31)
Net Asset Value, End of Period	$22.10	$22.58	$23.68	$22.68	$18.21	$14.93
Total Return*	5.67%	5.20%	8.48%	30.91%	26.50%	3.32%
Net Assets, End of Period (in thousands)	$1,300,054	$1,270,497	$1,130,109	$1,312,895	$807,407	$299,600
Average Net Assets for the Period (in thousands)	$1,288,650	$1,332,826	$1,239,318	$1,123,056	$590,777	$221,851
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.79%	0.77%	0.79%	0.76%	0.79%	0.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.79%	0.77%	0.79%	0.76%	0.79%	0.75%
Ratio of Net Investment Income/(Loss)	0.15%	(0.06)%	(0.07)%	0.45%	0.04%	0.01%
Portfolio Turnover Rate	17%	27%	30%	39%	35%	42%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	MARCH 31, 2016

Janus Triton Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year or period ended September 30	2016	2015	2014	2013	2012(1)
Net Asset Value, Beginning of Period	$22.62	$23.71	$22.68	$18.22	$17.42
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(2)	—(2)(3)	0.01(2)	0.10	(0.02)
Net realized and unrealized gain/(loss)	1.26	1.32	1.91	5.29	0.82
Total from Investment Operations	1.29	1.32	1.92	5.39	0.80
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.05)	—	(0.08)	—
Distributions (from capital gains)	(1.71)	(2.36)	(0.89)	(0.85)	—
Total Dividends and Distributions	(1.77)	(2.41)	(0.89)	(0.93)	—
Net Asset Value, End of Period	$22.14	$22.62	$23.71	$22.68	$18.22
Total Return*	5.74%	5.31%	8.61%	30.95%	4.59%
Net Assets, End of Period (in thousands)	$654,153	$502,638	$217,789	$120,673	$54,877
Average Net Assets for the Period (in thousands)	$582,479	$361,014	$164,744	$91,626	$23,040
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.68%	0.67%	0.68%	0.68%	0.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.68%	0.67%	0.68%	0.68%	0.72%
Ratio of Net Investment Income/(Loss)	0.27%	(0.01)%	0.06%	0.47%	(0.09)%
Portfolio Turnover Rate	17%	27%	30%	39%	35%

Class R Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$21.78	$23.03	$22.22	$17.91	$14.78	$14.68
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.05)(2)	(0.17)(2)	(0.16)(2)	0.01	(0.05)	(0.04)
Net realized and unrealized gain/(loss)	1.21	1.28	1.86	5.15	3.78	0.45
Total from Investment Operations	1.16	1.11	1.70	5.16	3.73	0.41
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(1.71)	(2.36)	(0.89)	(0.85)	(0.60)	(0.31)
Total Dividends and Distributions	(1.71)	(2.36)	(0.89)	(0.85)	(0.60)	(0.31)
Net Asset Value, End of Period	$21.23	$21.78	$23.03	$22.22	$17.91	$14.78
Total Return*	5.34%	4.52%	7.78%	30.02%	25.73%	2.57%
Net Assets, End of Period (in thousands)	$219,258	$185,921	$144,014	$125,829	$43,169	$16,032
Average Net Assets for the Period (in thousands)	$200,614	$175,856	$143,875	$78,346	$27,890	$13,079
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.43%	1.42%	1.43%	1.43%	1.45%	1.43%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.43%	1.42%	1.43%	1.43%	1.45%	1.43%
Ratio of Net Investment Income/(Loss)	(0.49)%	(0.72)%	(0.70)%	(0.27)%	(0.62)%	(0.69)%
Portfolio Turnover Rate	17%	27%	30%	39%	35%	42%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from May 31, 2012 (inception date) through September 30, 2012.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Triton Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$22.01	$23.19	$22.32	$17.96	$14.79	$14.65
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.03)(1)	(0.11)(1)	(0.10)(1)	0.03	(0.04)	—(2)
Net realized and unrealized gain/(loss)	1.24	1.29	1.86	5.20	3.81	0.45
Total from Investment Operations	1.21	1.18	1.76	5.23	3.77	0.45
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	(0.02)	—	—
Distributions (from capital gains)	(1.71)	(2.36)	(0.89)	(0.85)	(0.60)	(0.31)
Total Dividends and Distributions	(1.71)	(2.36)	(0.89)	(0.87)	(0.60)	(0.31)
Net Asset Value, End of Period	$21.51	$22.01	$23.19	$22.32	$17.96	$14.79
Total Return*	5.52%	4.81%	8.02%	30.37%	25.99%	2.85%
Net Assets, End of Period (in thousands)	$353,525	$336,526	$336,292	$294,312	$115,486	$30,983
Average Net Assets for the Period (in thousands)	$345,365	$363,204	$327,838	$211,261	$76,974	$20,684
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.18%	1.17%	1.18%	1.18%	1.20%	1.18%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.18%	1.17%	1.18%	1.18%	1.20%	1.18%
Ratio of Net Investment Income/(Loss)	(0.24)%	(0.45)%	(0.45)%	0.01%	(0.37)%	(0.43)%
Portfolio Turnover Rate	17%	27%	30%	39%	35%	42%

Class T Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$22.36	$23.47	$22.52	$18.09	$14.85	$14.68
Income/(Loss) from Investment Operations:
Net investment income/(loss)	—(1)(2)	(0.05)(1)	(0.05)(1)	0.05	(0.04)	—(2)
Net realized and unrealized gain/(loss)	1.24	1.31	1.89	5.27	3.88	0.48
Total from Investment Operations	1.24	1.26	1.84	5.32	3.84	0.48
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	(0.01)	—	(0.04)	—	—
Distributions (from capital gains)	(1.71)	(2.36)	(0.89)	(0.85)	(0.60)	(0.31)
Total Dividends and Distributions	(1.73)	(2.37)	(0.89)	(0.89)	(0.60)	(0.31)
Net Asset Value, End of Period	$21.87	$22.36	$23.47	$22.52	$18.09	$14.85
Total Return*	5.56%	5.12%	8.31%	30.66%	26.37%	3.05%
Net Assets, End of Period (in thousands)	$2,424,776	$2,420,726	$2,136,397	$2,138,223	$1,389,123	$830,444
Average Net Assets for the Period (in thousands)	$2,402,821	$2,537,954	$2,240,693	$1,744,940	$1,179,102	$846,328
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.93%	0.92%	0.93%	0.93%	0.94%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.92%	0.91%	0.92%	0.92%	0.94%	0.93%
Ratio of Net Investment Income/(Loss)	0.01%	(0.20)%	(0.20)%	0.31%	(0.11)%	(0.17)%
Portfolio Turnover Rate	17%	27%	30%	39%	35%	42%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

22	MARCH 31, 2016

Janus Triton Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Triton Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. The Fund is closed to new investors in certain distribution channels.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from

Janus Investment Fund	23

Janus Triton Fund

Notes to Financial Statements (unaudited)

the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

24	MARCH 31, 2016

Janus Triton Fund

Notes to Financial Statements (unaudited)

The Fund did not hold a significant amount of Level 3 securities as of March 31, 2016.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $62,867,294 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the

Janus Investment Fund	25

Janus Triton Fund

Notes to Financial Statements (unaudited)

Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2016 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

26	MARCH 31, 2016

Janus Triton Fund

Notes to Financial Statements (unaudited)

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended March 31, 2016, the average ending monthly currency value amounts on sold forward currency contracts is $81,317,406.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap

Janus Investment Fund	27

Janus Triton Fund

Notes to Financial Statements (unaudited)

transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the period is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).

During the period, the Fund entered into total return swaps on equity securities or indices to increase exposure to equity risk. These total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

During the period ended March 31, 2016, the average ending monthly market value amounts on total return swaps which are long the reference asset is $(511,911).

28	MARCH 31, 2016

Janus Triton Fund

Notes to Financial Statements (unaudited)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of March 31, 2016.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of March 31, 2016

Currency Contracts
Asset Derivatives:
Forward currency contracts	$7,294

Liability Derivatives:
Forward currency contracts	$1,210,321

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2016.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended March 31, 2016

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts	Equity Contracts	Total
Investments and foreign currency transactions	$1,647,575	$-	$1,647,575
Swap contracts	-	(673,495)	(673,495)

Total	$1,647,575	$(673,495)	$974,080

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts	Equity Contracts	Total
Investments, foreign currency translations and non-interested Trustees' deferred compensation	$(1,957,539)	$-	$(1,957,539)
Swap contracts	-	(20)	(20)

Total	$(1,957,539)	$(20)	$(1,957,559)

Please see the Fund’s Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Janus Investment Fund	29

Janus Triton Fund

Notes to Financial Statements (unaudited)

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. One or more countries may abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master

30	MARCH 31, 2016

Janus Triton Fund

Notes to Financial Statements (unaudited)

Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of March 31, 2016” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets
Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Citibank NA	$ 2,467	$ (2,467)	$ -	$ -
Credit Suisse International	4,827	-	-	4,827
Deutsche Bank AG	694,437,372	-	(694,437,372)	-
Total	$ 694,444,666	$ (2,467)	$ (694,437,372)	$ 4,827

Offsetting of Financial Liabilities and Derivative Liabilities
Counterparty	Gross Amounts of Recognized Liabilities	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Bank of America	$ 66,951	$ -	$ -	$ 66,951
Citibank NA	323,710	(2,467)	-	321,243
HSBC Securities (USA), Inc.	569,712	-	-	569,712
JPMorgan Chase & Co.	249,948	-	-	249,948
Total	$ 1,210,321	$ (2,467)	$ -	$ 1,207,854

(a) Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund may segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with

Janus Investment Fund	31

Janus Triton Fund

Notes to Financial Statements (unaudited)

respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to

32	MARCH 31, 2016

Janus Triton Fund

Notes to Financial Statements (unaudited)

the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of March 31, 2016, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $694,437,372 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of March 31, 2016 is $711,026,648, resulting in the net amount due to the counterparty of $16,589,276.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64%.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.92%. Janus Capital has agreed to continue the waiver until at least February 1, 2017. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order

Janus Investment Fund	33

Janus Triton Fund

Notes to Financial Statements (unaudited)

processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $367,532 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2016. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $92,975 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2016.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent

34	MARCH 31, 2016

Janus Triton Fund

Notes to Financial Statements (unaudited)

conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2016 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2016, Janus Distributors retained upfront sales charges of $8,271.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended March 31, 2016, redeeming shareholders of Class A Shares paid CDSCs of $8 to Janus Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2016, redeeming shareholders of Class C Shares paid CDSCs of $14,909.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended March 31, 2016, the Fund engaged in cross trades amounting to $3,035,721 in purchases and $21,699,265 in sales, resulting in a net realized gain of $5,900,663. The net realized gain is included in “Investments and foreign currency transactions” within the “Net Realized and Unrealized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Janus Investment Fund	35

Janus Triton Fund

Notes to Financial Statements (unaudited)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 6,229,826,745	$ 1,554,071,774	$ (451,727,931)	$ 1,102,343,843

6. Capital Share Transactions

	Period ended March 31, 2016		Year ended September 30, 2015
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	3,443,636	$ 75,196,385	9,872,634	$ 239,815,290
Reinvested dividends and distributions	1,672,639	36,262,826	1,794,243	40,890,788
Shares repurchased	(4,429,376)	(95,190,497)	(6,357,476)	(153,547,645)
Net Increase/(Decrease)	686,899	$ 16,268,714	5,309,401	$ 127,158,433
Class C Shares:
Shares sold	586,631	$ 12,041,949	3,258,799	$ 75,605,751
Reinvested dividends and distributions	755,180	15,526,523	814,702	17,784,934
Shares repurchased	(1,359,211)	(27,526,853)	(2,226,308)	(51,339,017)
Net Increase/(Decrease)	(17,400)	$ 41,619	1,847,193	$ 42,051,668
Class D Shares:
Shares sold	1,614,329	$ 35,184,416	4,798,201	$ 117,638,547
Reinvested dividends and distributions	2,915,424	64,081,035	3,474,435	80,085,718
Shares repurchased	(2,614,423)	(56,221,994)	(6,038,870)	(146,071,464)
Net Increase/(Decrease)	1,915,330	$ 43,043,457	2,233,766	$ 51,652,801
Class I Shares:
Shares sold	7,891,866	$ 173,072,673	21,806,567	$ 538,584,216
Reinvested dividends and distributions	3,901,628	86,186,971	4,263,287	98,737,715
Shares repurchased	(9,244,135)	(199,378,879)	(17,531,775)	(433,737,690)
Net Increase/(Decrease)	2,549,359	$ 59,880,765	8,538,079	$ 203,584,241
Class N Shares:
Shares sold	7,684,780	$ 172,066,298	14,175,519	$ 353,059,821
Reinvested dividends and distributions	2,034,714	45,028,228	1,046,489	24,257,619
Shares repurchased	(2,394,780)	(52,694,598)	(2,191,944)	(53,580,981)
Net Increase/(Decrease)	7,324,714	$ 164,399,928	13,030,064	$ 323,736,459
Class R Shares:
Shares sold	2,666,525	$ 56,422,542	4,245,768	$ 101,475,808
Reinvested dividends and distributions	614,492	13,064,112	569,263	12,779,954
Shares repurchased	(1,491,487)	(31,549,861)	(2,532,655)	(60,205,337)
Net Increase/(Decrease)	1,789,530	$ 37,936,793	2,282,376	$ 54,050,425
Class S Shares:
Shares sold	3,114,439	$ 66,971,748	7,056,007	$ 170,531,392
Reinvested dividends and distributions	1,205,994	25,953,006	1,490,910	33,754,182
Shares repurchased	(3,168,983)	(68,109,841)	(7,760,166)	(186,485,892)
Net Increase/(Decrease)	1,151,450	$ 24,814,913	786,751	$ 17,799,682
Class T Shares:
Shares sold	8,824,675	$ 190,647,962	32,211,982	$ 788,114,609
Reinvested dividends and distributions	8,299,160	181,585,613	9,376,892	215,199,675
Shares repurchased	(14,560,013)	(316,696,248)	(24,318,815)	(592,428,675)
Net Increase/(Decrease)	2,563,822	$ 55,537,327	17,270,059	$ 410,885,609

36	MARCH 31, 2016

Janus Triton Fund

Notes to Financial Statements (unaudited)

7. Purchases and Sales of Investment Securities

For the period ended March 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 1,034,897,051	$ 1,040,859,350	$ -	$ -

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2016 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	37

Janus Triton Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2015, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2016 through January 1 or February 1, 2017, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee

38	MARCH 31, 2016

Janus Triton Fund

Additional Information (unaudited)

for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2015, approximately 70% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2015, approximately 61% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Janus Investment Fund	39

Janus Triton Fund

Additional Information (unaudited)

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

40	MARCH 31, 2016

Janus Triton Fund

Additional Information (unaudited)

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and INTECH had taken or were taking to improve performance.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and in the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Janus Investment Fund	41

Janus Triton Fund

Additional Information (unaudited)

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

42	MARCH 31, 2016

Janus Triton Fund

Additional Information (unaudited)

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers,

Janus Investment Fund	43

Janus Triton Fund

Additional Information (unaudited)

was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 14% below the mean total expenses of their respective Broadridge Expense Group peers and 24% below the mean total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 19% below the mean for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the mean total expenses for its Broadridge Expense Group peers and to mean total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) by one estimation methodology, the fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to the estimated fee margins in the industry and relative to estimated fee margins of fund managers using Janus Capital as a subadviser.

The Trustees considered the fees for each Fund for its fiscal year ended in 2014, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

44	MARCH 31, 2016

Janus Triton Fund

Additional Information (unaudited)

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

Janus Investment Fund	45

Janus Triton Fund

Additional Information (unaudited)

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for one share class. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

46	MARCH 31, 2016

Janus Triton Fund

Additional Information (unaudited)

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

Janus Investment Fund	47

Janus Triton Fund

Additional Information (unaudited)

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services

48	MARCH 31, 2016

Janus Triton Fund

Additional Information (unaudited)

provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant provided an analysis of economies of scale, which included discussion of analysis from prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 85% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 80% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

Janus Investment Fund	49

Janus Triton Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

50	MARCH 31, 2016

Janus Triton Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

Janus Investment Fund	51

Janus Triton Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

52	MARCH 31, 2016

Janus Triton Fund

Notes

NotesPage1

Janus Investment Fund	53

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0516-1660				125-24-93054 05-16

SEMIANNUAL REPORT March 31, 2016

Janus Twenty Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Twenty Fund

Janus Twenty Fund (unaudited)(closed to certain new investors)

FUND SNAPSHOT

We believe that investing with conviction in our most compelling large-cap growth ideas will allow us to outperform our index and peer group over time. We use in-depth fundamental research to identify dominant growth companies that not only have strong global growth opportunities, but have the potential to grow over a multiyear period. We believe investing with conviction allows us to capitalize on our best ideas, making them big enough to matter and to focus on long-term value drivers, while avoiding short-term noise.

Marc Pinto portfolio manager

PERFORMANCE OVERVIEW

For the six-month period ended March 31, 2016, Janus Twenty Fund’s Class T Shares returned 7.70% versus a return of 8.11% for the Fund’s primary benchmark, the Russell 1000® Growth Index. The Fund’s secondary benchmark, the S&P 500® Index, returned 8.49% over the same period.

INVESTMENT ENVIRONMENT

U.S. indices rallied early in the period, continuing their recovery from the summer sell-off and relieved that the Federal Reserve (Fed) did not raise interest rates in September. Volatility returned in November as corporate earnings, in aggregate, were subdued and manufacturing data weighed on sentiment. Monetary policy again influenced markets in December as the Fed raised interest rates for the first time in nearly a decade. Weak manufacturing data and an underwhelming holiday shopping season caused some to question whether the U.S. economy was sufficiently healthy to merit the cadence of rate hikes that the Fed had projected. While headline employment proved resilient, doggedly weak wage growth was flagged as an item of concern. As the calendar turned to 2016, worries re-emerged about the trajectory of the global economy. Crude oil prices resumed their slide, falling to levels not seen in over a decade. Stocks also fell, once again entering correction territory.

Stocks rallied toward the end of the period as investors began to price in the expectation that the Fed would lower its expected rate hike trajectory. The removal of the specter of rising rates took the wind out of the sails of what had been an appreciating U.S. dollar. The strengthening greenback had been viewed as a hindrance to the competitiveness of U.S. multinationals. Given the period’s volatility, historically defensive telecoms, utilities and consumers staples were among the strongest performing sectors. Previously stressed materials climbed back into positive territory, as did energy, though to a lesser degree. Health care underperformed broad equities, hampered by sector-specific issues. Financials were weighed down by the expectation of lower-for-longer interest rates, which tend to pressure margins.

PERFORMANCE DISCUSSION

The Fund underperformed both its primary benchmark, the Russell 1000® Growth Index, and its secondary benchmark, the S&P 500® Index, during the period. Our Fund is a concentrated, opportunistic portfolio drawing from our analysts’ highest-conviction ideas among U.S. large-cap stocks. We hold companies that we believe are dominant global franchises with long-duration growth. We believe a highly concentrated portfolio of such companies can create a meaningful opportunity to add risk-adjusted outperformance over the long term. However, we had a few stocks that disappointed during the most recent period.

Union Pacific was our largest detractor. Similar to other rail companies, weaker oil volumes have been a headwind. The weaker volumes and operating margins have been disappointing and we exited the position.

American Express also detracted during the period. During the third quarter of 2015, the company announced the cessation of co-branded card contracts with Costco and JetBlue, and the market continued to discount the loss of those relationships early in the period. Despite those near-term headwinds we continue to like the long-term outlook for the company. Payments businesses are growing as more transactions switch from cash and check to plastic and e-commerce penetration increases throughout the globe. American Express is well positioned to participate in that growth, in our opinion. We also like that the company has been diligent on controlling operating expenses and that it has been returning cash to

Janus Investment Fund	1

Janus Twenty Fund (unaudited)(closed to certain new investors)

shareholders through both dividends and share repurchases.

Another leading detractor was biotechnology company Regeneron. In addition to the general headwinds impacting all biotech companies at the beginning of 2016, slower than expected sales for one of its drugs controlling cholesterol weighed on the stock, as did news that the company lost a court case with a competitor over patent infringement for a drug. However, we continue to like the company. We believe sales for its cholesterol drug were hampered by reimbursement issues from insurance companies, and that sales are poised to pick up. In addition, we continue to like some of the company’s other innovative treatments.

While the aforementioned stocks detracted from performance, we were pleased by the results of other companies in the portfolio. Alphabet Inc. (formerly Google) was the Fund’s top contributor to performance during the period. Alphabet benefited from better than expected earnings results in the fourth quarter of 2015, driven by improvements in its mobile search revenue, as well as strong results for YouTube. The firm also announced a significant stock buyback program, providing additional support to its shares. The company’s restructuring, which was initiated in the third quarter of 2015, has also been well received by investors because it provides greater transparency around the company’s different business lines. In addition, we have been encouraged by Alphabet’s new CFO’s focus on reining in unnecessary spending.

Dollar Tree also contributed to performance. The stock was up after the company showed progress in integrating newly-merged Family Dollar, which helped increase investor confidence in the company. We remain encouraged by the opportunity for Dollar Tree’s management team to improve margins for the former Family Dollar franchises. We also believe dollar stores offering consumers low price points are well positioned in a relatively weak economic environment.

Facebook was another top contributor. Strong earnings on the back of strong mobile advertising revenues helped lift the stock during the period. We remain confident in the company’s ability to maintain a high rate of growth in the months ahead as we expect advertising on digital platforms such as Facebook to take share from traditional media.

OUTLOOK

While the economy is growing at a slow clip, we remain constructive on U.S. equities. Given slow growth and cautious statements from the Federal Reserve, we expect monetary policy to remain accommodative and for interest rates to remain low this year. That backdrop is often favorable for growth equities and dividend-paying areas, two areas of the market in which we tend to focus.

While we are positive on a broad basis, the current environment creates varying outlooks for different sectors. In our view, the outlook for industrial companies, many of which have growth prospects tied to energy companies or to emerging markets, remains weak. Within the energy sector, we are still not stepping in and buying stocks as we believe the low oil price environment is not over.

We are most positive on the consumer discretionary sector, where companies are benefiting from improved U.S. consumer spending power at a broad level, and at the company level, select companies are also benefiting from value-creating innovation.

Thank you for your investment in Janus Twenty Fund.

2	MARCH 31, 2016

Janus Twenty Fund (unaudited)(closed to certain new investors)

Fund At A Glance

March 31, 2016

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Alphabet, Inc. - Class C	1.46%	Union Pacific Corp.	-0.58%
	Dollar Tree, Inc.	1.27%	American Express Co.	-0.42%
	Facebook, Inc. - Class A	1.24%	Regeneron Pharmaceuticals, Inc.	-0.41%
	Microsoft Corp.	1.05%	Blackstone Group LP	-0.25%
	EI du Pont de Nemours & Co.	0.62%	Biogen, Inc.	-0.17%

	5 Top Performers - Sectors*
			Fund Weighting	Russell 1000® Growth Index
		Fund Contribution	(Average % of Equity)	Weighting
	Information Technology	1.61%	29.48%	28.03%
	Consumer Discretionary	0.77%	27.09%	21.31%
	Materials	0.23%	4.75%	3.50%
	Energy	0.22%	0.00%	0.57%
	Utilities	0.00%	0.00%	0.05%

	5 Bottom Performers - Sectors*
			Fund Weighting	Russell 1000® Growth Index
		Fund Contribution	(Average % of Equity)	Weighting
	Financials	-1.26%	8.97%	5.49%
	Industrials	-0.53%	4.62%	10.93%
	Consumer Staples	-0.50%	8.43%	11.49%
	Telecommunication Services	-0.36%	0.00%	2.17%
	Other**	-0.13%	0.90%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Twenty Fund (unaudited)(closed to certain new investors)

Fund At A Glance

March 31, 2016

5 Largest Equity Holdings - (% of Net Assets)
Alphabet, Inc. - Class C
Internet Software & Services	7.6%
MasterCard, Inc. - Class A
Information Technology Services	5.9%
Dollar Tree, Inc.
Multiline Retail	5.8%
Kroger Co.
Food & Staples Retailing	5.1%
NIKE, Inc. - Class B
Textiles, Apparel & Luxury Goods	4.8%
29.2%

Asset Allocation - (% of Net Assets)
Common Stocks	100.2%
Other	(0.2)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2016	As of September 30, 2015

4	MARCH 31, 2016

Janus Twenty Fund (unaudited)(closed to certain new investors)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2016						per the January 28, 2016 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class D Shares(1)	7.78%	2.76%	10.77%	8.33%	11.77%	0.72%
Class T Shares(1)	7.70%	2.65%	10.65%	8.25%	11.75%	0.82%
Russell 1000® Growth Index	8.11%	2.52%	12.38%	8.28%	10.37%
S&P 500® Index	8.49%	1.78%	11.58%	7.01%	10.77%
Morningstar Quartile - Class T Shares	-	1st	2nd	1st	1st
Morningstar Ranking - based on total returns for Large Growth Funds	-	105/1,727	590/1,535	156/1,330	36/301
Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Janus Investment Fund	5

Janus Twenty Fund (unaudited)(closed to certain new investors)

Performance

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2016 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – April 30, 1985

(1) Closed to certain new investors.

6	MARCH 31, 2016

Janus Twenty Fund (unaudited)(closed to certain new investors)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/15)	Ending Account Value (3/31/16)	Expenses Paid During Period (10/1/15 - 3/31/16)†	Beginning Account Value (10/1/15)	Ending Account Value (3/31/16)	Expenses Paid During Period (10/1/15 - 3/31/16)†	Net Annualized Expense Ratio (10/1/15 - 3/31/16)
Class D Shares	$1,000.00	$1,077.80	$3.64	$1,000.00	$1,021.50	$3.54	0.70%
Class T Shares	$1,000.00	$1,077.00	$4.15	$1,000.00	$1,021.00	$4.04	0.80%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Twenty Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares		Value
Common Stocks – 100.2%
Aerospace & Defense – 3.2%
Boeing Co.	2,245,005	$284,980,935
Automobiles – 2.5%
General Motors Co.	7,087,568	222,762,262
Biotechnology – 8.3%
AbbVie, Inc.	6,864,137	392,079,505
Celgene Corp.*	2,171,163	217,311,705
Regeneron Pharmaceuticals, Inc.*	323,888	116,742,191
		726,133,401
Capital Markets – 3.4%
Blackstone Group LP	10,474,285	293,803,694
Chemicals – 5.1%
EI du Pont de Nemours & Co.	2,400,850	152,021,822
LyondellBasell Industries NV - Class A	3,407,152	291,584,068
		443,605,890
Consumer Finance – 4.1%
American Express Co.	2,680,006	164,552,368
Synchrony Financial*	6,787,218	194,521,668
		359,074,036
Food & Staples Retailing – 5.1%
Kroger Co.	11,639,466	445,209,575
Food Products – 2.8%
Hershey Co.	2,687,538	247,495,374
Hotels, Restaurants & Leisure – 4.0%
Starbucks Corp.	5,916,304	353,203,349
Industrial Conglomerates – 2.5%
General Electric Co.	7,005,259	222,697,184
Information Technology Services – 5.9%
MasterCard, Inc. - Class A	5,490,273	518,830,799
Internet & Catalog Retail – 4.5%
Priceline Group, Inc.*	307,701	396,614,281
Internet Software & Services – 13.6%
Alphabet, Inc. - Class C	900,439	670,782,033
Facebook, Inc. - Class A*	3,403,263	388,312,308
Yahoo!, Inc.*	3,557,899	130,966,262
		1,190,060,603
Media – 2.6%
Comcast Corp. - Class A	3,718,635	227,134,226
Multiline Retail – 5.8%
Dollar Tree, Inc.*	6,177,017	509,356,822
Pharmaceuticals – 6.3%
Allergan PLC*	1,142,513	306,227,759
Bristol-Myers Squibb Co.	3,905,909	249,509,467
		555,737,226
Real Estate Investment Trusts (REITs) – 2.6%
American Tower Corp.	2,246,589	229,983,316
Software – 7.4%
Adobe Systems, Inc.*	2,813,691	263,924,216
Microsoft Corp.	7,060,323	389,941,639
		653,865,855
Specialty Retail – 3.4%
Home Depot, Inc.	2,240,556	298,957,387
Technology Hardware, Storage & Peripherals – 2.3%
Apple, Inc.	1,859,157	202,629,521
Textiles, Apparel & Luxury Goods – 4.8%
NIKE, Inc. - Class B	6,823,187	419,421,305
Total Investments (total cost $7,163,218,562) – 100.2%		8,801,557,041
Liabilities, net of Cash, Receivables and Other Assets – (0.2)%		(18,205,657)
Net Assets – 100%		$8,783,351,384

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2016

Janus Twenty Fund

Notes to Schedule of Investments and Other Information (unaudited)

Russell 1000® Growth Index	Measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.
S&P 500® Index	Measures broad U.S. equity performance.

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2016. Unless otherwise indicated, all information in the table is for the period ended March 31, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/15	Purchases	Sales	at 3/31/16	Gain/(Loss)	Income	at 3/31/16

Janus Cash Liquidity Fund LLC	36,560,000	849,044,569	(885,604,569)	—	$—	$78,683	$—

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of March 31, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$ 8,801,557,041	$ -	$ -
Total Assets	$ 8,801,557,041	$ -	$ -

Janus Investment Fund	9

Janus Twenty Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2016

Assets:
Investments, at cost	$7,163,218,562
Unaffiliated investments, at value	8,801,557,041
Non-interested Trustees' deferred compensation	168,424
Receivables:
Investments sold	76,554,525
Dividends	4,108,402
Fund shares sold	790,730
Dividends from affiliates	1,867
Other assets	63,527
Total Assets	8,883,244,516
Liabilities:
Due to custodian	12,270,540
Payables:	—
Investments purchased	76,897,673
Advisory fees	4,353,019
Fund shares repurchased	4,244,108
Transfer agent fees and expenses	1,370,793
Non-interested Trustees' deferred compensation fees	168,424
Fund administration fees	69,633
Non-interested Trustees' fees and expenses	56,391
Professional fees	11,017
Custodian fees	706
Accrued expenses and other payables	450,828
Total Liabilities	99,893,132
Net Assets	$8,783,351,384
Net Assets Consist of:
Capital (par value and paid-in surplus)	$7,216,926,653
Undistributed net investment income/(loss)	25,035,235
Undistributed net realized gain/(loss) from investments	(96,982,599)
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	1,638,372,095
Total Net Assets	$8,783,351,384
Net Assets - Class D Shares	$5,870,764,206
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	109,110,289
Net Asset Value Per Share	$53.81
Net Assets - Class T Shares	$2,912,587,178
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	54,124,368
Net Asset Value Per Share	$53.81

See Notes to Financial Statements.

10	MARCH 31, 2016

Janus Twenty Fund

Statement of Operations (unaudited)

For the period ended March 31, 2016

Investment Income:
Dividends	$67,481,306
Dividends from affiliates	78,683
Other income	39
Total Investment Income	67,560,028
Expenses:
Advisory fees	23,369,835
Transfer agent administrative fees and expenses:
Class D Shares	3,517,411
Class T Shares	3,695,704
Other transfer agent fees and expenses:
Class D Shares	367,653
Class T Shares	7,909
Shareholder reports expense	413,420
Fund administration fees	370,512
Non-interested Trustees’ fees and expenses	122,174
Registration fees	78,855
Professional fees	59,045
Custodian fees	20,075
Other expenses	431,248
Total Expenses	32,453,841
Less: Excess Expense Reimbursement	(84,222)
Net Expenses	32,369,619
Net Investment Income/(Loss)	35,190,409
Net Realized Gain/(Loss) on Investments:
Investments	(95,097,184)
Total Net Realized Gain/(Loss) on Investments	(95,097,184)
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	716,335,140
Total Change in Unrealized Net Appreciation/Depreciation	716,335,140
Net Increase/(Decrease) in Net Assets Resulting from Operations	$656,428,365

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Twenty Fund

Statements of Changes in Net Assets

	Period ended March 31, 2016 (unaudited)	Year ended September 30, 2015

Operations:
Net investment income/(loss)	$35,190,409	$82,791,881
Net realized gain/(loss) on investments	(95,097,184)	1,215,951,426
Change in unrealized net appreciation/depreciation	716,335,140	(1,148,747,714)
Net Increase/(Decrease) in Net Assets Resulting from Operations	656,428,365	149,995,593
Dividends and Distributions to Shareholders:
Class D Shares	(33,679,300)	(41,949,046)
Class T Shares	(14,424,419)	(18,490,391)
Total Dividends from Net Investment Income	(48,103,719)	(60,439,437)
Distributions from Net Realized Gain from Investment Transactions
Class D Shares	(620,593,582)	(898,775,726)
Class T Shares	(315,568,005)	(478,388,677)
Total Distributions from Net Realized Gain from Investment Transactions	(936,161,587)	(1,377,164,403)
Net Decrease from Dividends and Distributions to Shareholders	(984,265,306)	(1,437,603,840)
Capital Share Transactions:
Class D Shares	472,980,521	492,468,112
Class T Shares	148,619,365	106,579,968
Net Increase/(Decrease) from Capital Share Transactions	621,599,886	599,048,080
Net Increase/(Decrease) in Net Assets	293,762,945	(688,560,167)
Net Assets:
Beginning of period	8,489,588,439	9,178,148,606
End of period	$8,783,351,384	$8,489,588,439

Undistributed Net Investment Income/(Loss)	$25,035,235	$37,948,545

See Notes to Financial Statements.

12	MARCH 31, 2016

Janus Twenty Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014		2013	2012	2011
Net Asset Value, Beginning of Period	$55.92	$65.38	$74.21		$62.64	$55.85	$60.37
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.23(1)	0.56(1)	0.55(1)		0.53	0.29	0.27
Net realized and unrealized gain/(loss)	4.26	0.43	9.05		11.56	15.77	(4.56)
Total from Investment Operations	4.49	0.99	9.60		12.09	16.06	(4.29)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.34)	(0.47)	(0.48)		(0.52)	(0.11)	(0.23)
Distributions (from capital gains)	(6.26)	(9.98)	(17.95)		—	(9.16)	—
Total Dividends and Distributions	(6.60)	(10.45)	(18.43)		(0.52)	(9.27)	(0.23)
Net Asset Value, End of Period	$53.81	$55.92	$65.38		$74.21	$62.64	$55.85
Total Return*	7.78%	1.27%	14.74%		19.46%	32.63%	(7.16)%(2)
Net Assets, End of Period (in thousands)	$5,870,764	$5,616,817	$5,969,948		$5,600,776	$5,080,754	$4,132,242
Average Net Assets for the Period (in thousands)	$5,862,352	$6,075,690	$5,945,940		$5,167,194	$4,792,688	$5,018,914
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.70%	0.72%	0.70%		0.67%	0.70%	0.81%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.70%	0.72%	0.70%		0.67%	0.70%	0.81%
Ratio of Net Investment Income/(Loss)	0.83%	0.92%	0.83%		0.79%	0.50%	0.45%
Portfolio Turnover Rate	23%	68%	36%		71%	12%	56%
				1

Class T Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$55.91	$65.33	$74.16	$62.57	$55.81	$60.33
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.20(1)	0.51(1)	0.48(1)	0.45	0.24	0.16
Net realized and unrealized gain/(loss)	4.25	0.44	9.05	11.57	15.72	(4.53)
Total from Investment Operations	4.45	0.95	9.53	12.02	15.96	(4.37)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.29)	(0.39)	(0.41)	(0.43)	(0.04)	(0.15)
Distributions (from capital gains)	(6.26)	(9.98)	(17.95)	—	(9.16)	—
Total Dividends and Distributions	(6.55)	(10.37)	(18.36)	(0.43)	(9.20)	(0.15)
Net Asset Value, End of Period	$53.81	$55.91	$65.33	$74.16	$62.57	$55.81
Total Return*	7.70%	1.20%	14.63%	19.35%	32.43%	(7.28)%(2)
Net Assets, End of Period (in thousands)	$2,912,587	$2,872,771	$3,208,201	$3,593,975	$3,460,637	$2,985,145
Average Net Assets for the Period (in thousands)	$2,956,563	$3,181,747	$3,581,846	$3,430,478	$3,326,880	$3,792,727
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.81%	0.82%	0.81%	0.77%	0.81%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.80%	0.80%	0.80%	0.76%	0.81%	0.93%
Ratio of Net Investment Income/(Loss)	0.73%	0.84%	0.73%	0.70%	0.39%	0.33%
Portfolio Turnover Rate	23%	68%	36%	71%	12%	56%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Total return reflects a non-recurring litigation settlement from Enron Corp. This resulted in an increase to the total return of 0.29% for Class D Shares and 0.28% for Class T Shares for the year ended September 30, 2011.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Twenty Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Twenty Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as nondiversified, as defined in the 1940 Act.

The Fund offers two classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer both classes of shares. The Fund is closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by

14	MARCH 31, 2016

Janus Twenty Fund

Notes to Financial Statements (unaudited)

independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Janus Investment Fund	15

Janus Twenty Fund

Notes to Financial Statements (unaudited)

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

16	MARCH 31, 2016

Janus Twenty Fund

Notes to Financial Statements (unaudited)

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. One or more countries may abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the Russell 1000® Growth Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period, which is generally the previous 36 months.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended March 31, 2016, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.53%.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not

Janus Investment Fund	17

Janus Twenty Fund

Notes to Financial Statements (unaudited)

limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class T Shares for providing or procuring administrative services to investors in Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $367,532 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2016. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of

18	MARCH 31, 2016

Janus Twenty Fund

Notes to Financial Statements (unaudited)

Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $92,975 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2016.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2016 can be found in a table located in the Notes to Schedule of Investments and Other Information.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended March 31, 2016, the Fund engaged in cross trades amounting to $43,247,238 in purchases and $1,275,297 in sales, resulting in a net realized gain of $13,430. The net realized gain is included in “Investments and foreign currency transactions” within the “Net Realized and Unrealized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 7,185,152,451	$1,714,861,279	$(98,456,689)	$ 1,616,404,590

Janus Investment Fund	19

Janus Twenty Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended March 31, 2016		Year ended September 30, 2015
	Shares	Amount	Shares	Amount

Class D Shares:
Shares sold	865,240	$ 47,287,823	1,458,891	$ 87,641,317
Reinvested dividends and distributions	11,539,775	634,226,027	16,113,604	914,769,274
Shares repurchased	(3,734,844)	(208,533,329)	(8,448,397)	(509,942,479)
Net Increase/(Decrease)	8,670,171	$472,980,521	9,124,098	$492,468,112
Class T Shares:
Shares sold	1,840,965	$102,454,014	3,339,717	$201,087,966
Reinvested dividends and distributions	5,883,534	323,535,534	8,572,083	486,808,617
Shares repurchased	(4,986,010)	(277,370,183)	(9,633,737)	(581,316,615)
Net Increase/(Decrease)	2,738,489	$148,619,365	2,278,063	$106,579,968

6. Purchases and Sales of Investment Securities

For the period ended March 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,985,478,924	$2,261,912,544	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2016 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

20	MARCH 31, 2016

Janus Twenty Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2015, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2016 through January 1 or February 1, 2017, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee

Janus Investment Fund	21

Janus Twenty Fund

Additional Information (unaudited)

for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2015, approximately 70% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2015, approximately 61% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

22	MARCH 31, 2016

Janus Twenty Fund

Additional Information (unaudited)

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	23

Janus Twenty Fund

Additional Information (unaudited)

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and INTECH had taken or were taking to improve performance.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and in the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

24	MARCH 31, 2016

Janus Twenty Fund

Additional Information (unaudited)

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	25

Janus Twenty Fund

Additional Information (unaudited)

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers,

26	MARCH 31, 2016

Janus Twenty Fund

Additional Information (unaudited)

was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 14% below the mean total expenses of their respective Broadridge Expense Group peers and 24% below the mean total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 19% below the mean for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the mean total expenses for its Broadridge Expense Group peers and to mean total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) by one estimation methodology, the fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to the estimated fee margins in the industry and relative to estimated fee margins of fund managers using Janus Capital as a subadviser.

The Trustees considered the fees for each Fund for its fiscal year ended in 2014, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Investment Fund	27

Janus Twenty Fund

Additional Information (unaudited)

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

28	MARCH 31, 2016

Janus Twenty Fund

Additional Information (unaudited)

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for one share class. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Investment Fund	29

Janus Twenty Fund

Additional Information (unaudited)

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

30	MARCH 31, 2016

Janus Twenty Fund

Additional Information (unaudited)

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services

Janus Investment Fund	31

Janus Twenty Fund

Additional Information (unaudited)

provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant provided an analysis of economies of scale, which included discussion of analysis from prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 85% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 80% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

32	MARCH 31, 2016

Janus Twenty Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	33

Janus Twenty Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

34	MARCH 31, 2016

Janus Twenty Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	35

Janus Twenty Fund

Notes

NotesPage1

36	MARCH 31, 2016

Janus Twenty Fund

Notes

NotesPage2

Janus Investment Fund	37

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0516-1661				125-24-93055 05-16

SEMIANNUAL REPORT March 31, 2016

Janus Venture Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Venture Fund

Janus Venture Fund (unaudited)(closed to certain new investors)

FUND SNAPSHOT

We believe a research driven investment process focused on identifying quality small cap companies with differentiated business models and sustainable competitive advantages will drive outperformance against our benchmark and peers over time. We take a moderate approach, seeking to identify companies with large addressable markets that are poised for growth over a multi-year period.

Jonathan Coleman portfolio manager

PERFORMANCE

Janus Venture Fund’s Class T Shares returned 1.52% over the six-month period ended March 31, 2016. The Fund’s primary benchmark, the Russell 2000 Growth Index, returned -0.57%, and its secondary benchmark, the Russell 2000 Index, returned 2.02% during the period.

INVESTMENT ENVIRONMENT

U.S. indices rallied early in the period, continuing their recovery from the summer sell-off. Volatility returned in November as corporate earnings, in aggregate, were subdued and manufacturing data weighed on sentiment. Monetary policy again influenced markets in December as the Federal Reserve (Fed) raised interest rates for the first time in nearly a decade. Weak manufacturing data and an underwhelming holiday shopping season caused some to question whether the U.S. economy was sufficiently healthy to merit the cadence of rate hikes that the Fed had projected. As the calendar turned to 2016, worries re-emerged about the trajectory of the global economy. Crude oil prices resumed their slide, plumbing levels not seen in over a decade and stocks followed suit, once again entering correction territory.

Stocks rallied again toward the end of the period as investors began to price in the expectation that the Fed would lower its expected rate hike trajectory. Given the period’s volatility, historically defensive telecoms, utilities and consumers staples were among the strongest performing sectors. Previously stressed materials climbed back into positive territory, as did energy, though to a lesser degree. Health care underperformed broad equities, hampered by sector-specific issues. Financials were weighed down by the expectation of lower-for-longer interest rates, which tend to pressure margins.

PERFORMANCE DISCUSSION

The Fund outperformed its primary benchmark, the Russell 2000 Growth Index, and underperformed its secondary benchmark, the Russell 2000 Index, during the period. We take a high-quality approach to investing in small caps, focusing on companies we believe have more predictable, growing revenue streams. The companies we favor typically generate a high return on invested capital, or demonstrate a proven ability to expand profit margins. Many times these companies are defined by sustainable competitive advantages such as high barriers to entry in their respective industry or a differentiated product or service that gives them pricing power, helping the company grow in a variety of market and economic environments. We expect the bulk of our relative outperformance to come in weak or uncertain market environments, when the stability of the businesses we invest in is more appreciated, or in environments in which stock selection is the primary driver of returns. Our Fund performed as we expected during the period, outpacing the primary benchmark in an environment where global economic growth was uncertain and investor sentiment was generally negative.

Some of our consumer discretionary holdings were among the top contributors to the Fund’s performance, including Sally Beauty Holdings. The company is engaged in a number of turnaround efforts at its stores that have driven better traffic and better same-store sales comparisons, which has driven the stock’s performance. We continue to like the company because of its distinct positioning in the beauty and hair product retail space. The company has a broader selection and better-quality beauty products than mass market retailers, but also sells its products at attractive price points below the highest-end beauty product retailers. We also like that beauty and hair products are generally lower-cost luxuries that are more economically resilient than other luxury products.

Dyax Corporation was our largest contributor. The stock was up after an announcement it would be acquired by Shire Pharmaceutical. We were not surprised to see Dyax pursued as an acquisition candidate. In our view, the company has a potential best-in-class drug for hereditary angioedema (HAE) therapy, which could become the new

Janus Investment Fund	1

Janus Venture Fund (unaudited)(closed to certain new investors)

standard of treatment based on strong efficacy from early-stage trials. Shire is the current leader in HAE treatments, and a logical partner to acquire Dyax.

Belden CDT was also a top contributor. The company lowered guidance in the fourth quarter of 2015, causing a sharp sell-off in the stock. The stock subsequently rebounded during the first quarter of 2016 after the company reported earnings in line with expectations and kept its guidance the same, which reassured investors. The company has also committed to paying down some of its debt, which also reassured investors. We like connector and component suppliers such as Belden. These are attractive end markets that are growing content in a number of industrial products. We also continue to be strong supporters of the firm’s management team and its focus on lean manufacturing and operational efficiencies.

While pleased with our relative performance, we still had stocks that disappointed and detracted from results. LPL Financial Holdings was our largest detractor. The company provides brokerage and investment advisory services to independent financial advisors. Rising rates boost LPL’s earnings from cash held in customers’ accounts, and decreased expectations about the pace of U.S. rate hikes weighed on the stock. Concern about how a Department of Labor fiduciary standard rule will affect advisors using LPL’s platform has also affected the company, as did concerns about the management’s decision to announce a stock buyback during a difficult period for the company. While we believe the LPL benefits from the trend toward independent, fee-based financial advice we are reviewing the stock in light of what we view as some executional missteps by the company.

A couple of our health care holdings were among our leading detractors on an absolute basis, but it is worth noting that our stock selection within the sector was a bright spot for the Fund, and a large reason why we outperformed the benchmark. Eagle Pharmaceuticals was one such detractor. The stock was down after the FDA rejected its blood clot preventing drug, Kangio. The specialty pharmaceutical company focuses on improving formulations of existing hospital administered drugs. These improved formulations make the intake of the drug easier or faster for the patient. Many of the drugs under development by Eagle address rare orphan diseases, and command significant pricing power.

Biopharmaceutical company Chimerix also detracted. We liked the company for its Brincidofovir treatment, which aims to prevent certain infections after stem-cell transplants. However, we exited the position after disappointing initial trial results.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

Global economic growth remains slow and a number of geopolitical concerns continue to grip financial markets. Against that backdrop, we would expect a low aggregate return environment for small-cap stocks, punctuated by periods of volatility for the rest of 2016.

While the outlook for small-cap stocks may not be as robust, we are excited about our potential for relative outperformance. Given where valuations sit today and a likely slow-growth economy ahead, it is hard to envision multiple expansion driving further stock price appreciation. Instead, earnings growth will be the primary driver of returns. This should favor the types of companies we invest in, which have typically demonstrated a steady path toward earnings growth through either strong pricing power or market share gains. We look forward to seeing how these companies perform in the months ahead, and will look to add to some of these positions when volatility presents opportunity.

Thank you for your investment in Janus Venture Fund.

2	MARCH 31, 2016

Janus Venture Fund (unaudited)(closed to certain new investors)

Fund At A Glance

March 31, 2016

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Dyax Corp.	0.79%	LPL Financial Holdings, Inc.	-0.51%
	Sally Beauty Holdings, Inc.	0.56%	Eagle Pharmaceuticals, Inc.	-0.46%
	Belden, Inc.	0.35%	Chimerix, Inc.	-0.31%
	Tumi Holdings, Inc.	0.34%	Advisory Board Co.	-0.28%
	Cadence Design Systems, Inc.	0.27%	Insys Therapeutics, Inc.	-0.26%

	5 Top Performers - Sectors*
			Fund Weighting	Russell 2000® Growth Index
		Fund Contribution	(Average % of Equity)	Weighting
	Consumer Discretionary	1.91%	13.82%	17.70%
	Health Care	1.54%	21.76%	25.97%
	Energy	0.47%	1.39%	1.09%
	Information Technology	0.29%	32.72%	25.24%
	Consumer Staples	0.12%	2.85%	3.65%

	5 Bottom Performers - Sectors*
			Fund Weighting	Russell 2000® Growth Index
		Fund Contribution	(Average % of Equity)	Weighting
	Financials	-0.68%	8.17%	8.04%
	Industrials	-0.58%	12.94%	13.20%
	Materials	-0.18%	1.93%	4.14%
	Telecommunication Services	-0.16%	0.00%	0.85%
	Other**	-0.13%	4.42%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Venture Fund (unaudited)(closed to certain new investors)

Fund At A Glance

March 31, 2016

5 Largest Equity Holdings - (% of Net Assets)
SS&C Technologies Holdings, Inc.
Software	2.2%
Sally Beauty Holdings, Inc.
Specialty Retail	2.2%
Broadridge Financial Solutions, Inc.
Information Technology Services	2.1%
Euronet Worldwide, Inc.
Information Technology Services	2.1%
Cadence Design Systems, Inc.
Software	2.1%
10.7%

Asset Allocation - (% of Net Assets)
Common Stocks	95.0%
Investment Companies	18.8%
Rights	0.0%
Other	(13.8)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2016	As of September 30, 2015

4	MARCH 31, 2016

Janus Venture Fund (unaudited)(closed to certain new investors)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2016						per the January 28, 2016 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV(1)	1.46%	-8.96%	10.08%	7.46%	11.68%	1.04%
Class A Shares at MOP(1)	-4.37%	-14.19%	8.78%	6.82%	11.47%
Class C Shares at NAV(1)	1.07%	-9.60%	8.93%	6.58%	10.94%	1.79%
Class C Shares at CDSC(1)	0.10%	-10.47%	8.93%	6.58%	10.94%
Class D Shares(1)	1.59%	-8.75%	10.45%	7.75%	11.89%	0.82%
Class I Shares(1)	1.60%	-8.70%	10.33%	7.68%	11.86%	0.75%
Class N Shares(1)	1.65%	-8.63%	10.33%	7.68%	11.86%	0.67%
Class S Shares(1)	1.40%	-9.07%	9.93%	7.32%	11.56%	1.17%
Class T Shares(1)	1.52%	-8.84%	10.33%	7.68%	11.86%	0.92%
Russell 2000® Growth Index	-0.57%	-11.84%	7.70%	6.00%	7.67%
Russell 2000® Index	2.02%	-9.76%	7.20%	5.26%	9.32%
Morningstar Quartile - Class T Shares	-	2nd	1st	1st	1st
Morningstar Ranking - based on total returns for Small Growth Funds	-	229/754	34/694	28/603	8/51

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Janus Investment Fund	5

Janus Venture Fund (unaudited)(closed to certain new investors)

Performance

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, and Class S Shares commenced operations on May 6, 2011. Performance shown for each class for periods prior to May 6, 2011, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on May 6, 2011. Performance shown for periods prior to May 6, 2011, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund's Class T Shares, calculated using the fees and expenses of the Fund's Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund's commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund's prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2016 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – April 30, 1985

(1) Closed to new investors in certain distribution channels.

6	MARCH 31, 2016

Janus Venture Fund (unaudited)(closed to certain new investors)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/15)	Ending Account Value (3/31/16)	Expenses Paid During Period (10/1/15 - 3/31/16)†	Beginning Account Value (10/1/15)	Ending Account Value (3/31/16)	Expenses Paid During Period (10/1/15 - 3/31/16)†	Net Annualized Expense Ratio (10/1/15 - 3/31/16)
Class A Shares	$1,000.00	$1,014.60	$5.29	$1,000.00	$1,019.75	$5.30	1.05%
Class C Shares	$1,000.00	$1,010.70	$9.05	$1,000.00	$1,016.00	$9.07	1.80%
Class D Shares	$1,000.00	$1,015.90	$4.18	$1,000.00	$1,020.85	$4.19	0.83%
Class I Shares	$1,000.00	$1,016.00	$3.93	$1,000.00	$1,021.10	$3.94	0.78%
Class N Shares	$1,000.00	$1,016.50	$3.48	$1,000.00	$1,021.55	$3.49	0.69%
Class S Shares	$1,000.00	$1,014.00	$5.99	$1,000.00	$1,019.05	$6.01	1.19%
Class T Shares	$1,000.00	$1,015.20	$4.69	$1,000.00	$1,020.35	$4.70	0.93%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Venture Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares		Value
Common Stocks – 95.0%
Aerospace & Defense – 2.0%
HEICO Corp. - Class A	910,978	$43,362,553
Sparton Corp.*,#	467,300	8,406,727
		51,769,280
Beverages – 0.4%
Britvic PLC	1,040,463	10,615,597
Biotechnology – 3.4%
ACADIA Pharmaceuticals, Inc.*,#	552,222	15,440,127
DBV Technologies SA (ADR)*	440,727	14,345,664
Eagle Pharmaceuticals, Inc.*,#	345,931	14,010,206
Insys Therapeutics, Inc.*,#	392,520	6,276,395
Ironwood Pharmaceuticals, Inc.*	1,211,619	13,255,112
Ligand Pharmaceuticals, Inc.*,#	173,074	18,534,495
Puma Biotechnology, Inc.*,#	189,761	5,573,281
		87,435,280
Building Products – 1.0%
AO Smith Corp.	333,850	25,476,093
Capital Markets – 2.6%
Artisan Partners Asset Management, Inc. - Class A#	479,258	14,780,317
Financial Engines, Inc.#	500,397	15,727,478
LPL Financial Holdings, Inc.#	909,529	22,556,319
WisdomTree Investments, Inc.#	1,112,349	12,714,149
		65,778,263
Chemicals – 2.0%
Sensient Technologies Corp.	826,556	52,453,244
Commercial Banks – 0.8%
Bank of the Ozarks, Inc.#	488,688	20,510,235
Commercial Services & Supplies – 0.9%
SP Plus Corp.*	960,038	23,098,514
Diversified Consumer Services – 1.8%
ServiceMaster Global Holdings, Inc.*	1,261,493	47,533,056
Diversified Financial Services – 1.7%
MSCI, Inc.	459,174	34,015,610
Pace Holdings Corp.*	1,016,471	10,154,545
		44,170,155
Electrical Equipment – 1.2%
EnerSys	566,413	31,560,532
Electronic Equipment, Instruments & Components – 5.4%
Belden, Inc.	647,920	39,769,330
CTS Corp.£	1,653,832	26,031,316
FEI Co.†	351,618	31,297,518
National Instruments Corp.	542,773	16,342,895
OSI Systems, Inc.*	381,408	24,978,410
		138,419,469
Energy Equipment & Services – 0.5%
Dril-Quip, Inc.*	232,392	14,073,660
Food & Staples Retailing – 1.0%
Casey's General Stores, Inc.	225,793	25,586,863
Food Products – 0.7%
Amplify Snack Brands, Inc.*,#	1,183,847	16,952,689
Health Care Equipment & Supplies – 7.8%
Atrion Corp.	24,076	9,518,687
EndoChoice Holdings, Inc.*,#	415,218	2,163,286
Endologix, Inc.*,#	1,719,180	14,372,345
Globus Medical, Inc. - Class A*,#	848,759	20,158,026
ICU Medical, Inc.*	127,867	13,310,955
Insulet Corp.*	535,754	17,765,603
LDR Holding Corp.*,#	666,936	17,000,199
Masimo Corp.*	427,229	17,875,261
Novadaq Technologies, Inc.*,#	1,498,640	16,619,918

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2016

Janus Venture Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares		Value
Common Stocks – (continued)
Health Care Equipment & Supplies – (continued)
Quidel Corp.*,#	649,249	$11,206,038
STERIS PLC#	488,228	34,688,599
Trinity Biotech PLC (ADR)#,£	1,229,584	14,336,949
Wright Medical Group NV*,#	788,806	13,094,180
		202,110,046
Health Care Providers & Services – 2.2%
Capital Senior Living Corp.*	555,629	10,290,249
Diplomat Pharmacy, Inc.*,#	620,158	16,992,329
ExamWorks Group, Inc.*,#	420,041	12,416,412
HealthEquity, Inc.*	683,352	16,858,294
		56,557,284
Health Care Technology – 1.7%
athenahealth, Inc.*,#	186,832	25,928,545
HealthStream, Inc.*	12,103	267,355
Medidata Solutions, Inc.*	446,308	17,276,583
		43,472,483
Hotels, Restaurants & Leisure – 5.1%
Biglari Holdings, Inc.*	91,295	33,935,264
Cedar Fair LP	435,483	25,889,464
Diamond Resorts International, Inc.*,#	1,109,454	26,959,732
Domino's Pizza Group PLC	1,275,873	18,468,078
Dunkin' Brands Group, Inc.#	534,518	25,213,214
		130,465,752
Industrial Conglomerates – 0.6%
Raven Industries, Inc.	949,611	15,212,768
Information Technology Services – 6.4%
Broadridge Financial Solutions, Inc.†	927,836	55,029,953
Euronet Worldwide, Inc.*	721,688	53,484,298
MAXIMUS, Inc.	474,824	24,994,735
WEX, Inc.*	368,382	30,708,324
		164,217,310
Insurance – 1.0%
RLI Corp.#	377,625	25,248,007
Internet Software & Services – 4.7%
Alarm.com Holdings, Inc.*,#	515,921	12,227,328
ChannelAdvisor Corp.*	1,182,088	13,298,490
Cimpress NV*,#	168,571	15,287,704
CoStar Group, Inc.*	104,572	19,677,313
Envestnet, Inc.*	744,256	20,243,763
j2 Global, Inc.#	434,896	26,780,896
Zillow Group, Inc. - Class A#	500,902	12,798,046
		120,313,540
Life Sciences Tools & Services – 0.8%
Bio-Techne Corp.	219,393	20,737,026
Machinery – 5.0%
Kennametal, Inc.	1,021,150	22,965,664
Nordson Corp.	410,455	31,210,998
Photo Labs, Inc.*,#	322,860	24,889,277
Rexnord Corp.*	1,802,725	36,451,099
Wabtec Corp.	175,777	13,937,358
		129,454,396
Media – 1.9%
Manchester United PLC - Class A	1,007,835	14,553,137
National CineMedia, Inc.	2,327,863	35,406,796
		49,959,933
Oil, Gas & Consumable Fuels – 0.9%
DCP Midstream Partners LP#	888,704	24,199,410
Personal Products – 1.5%
Ontex Group NV	1,147,681	37,624,069

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Venture Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares		Value
Common Stocks – (continued)
Pharmaceuticals – 4.0%
Aralez Pharmaceuticals, Inc.*,#	1,333,506	$4,733,946
Catalent, Inc.*	1,241,045	33,098,670
GW Pharmaceuticals PLC (ADR)*	135,572	9,781,520
Prestige Brands Holdings, Inc.*	549,620	29,344,212
Relypsa, Inc.*,#	605,930	8,210,352
Teligent, Inc.*,#	1,480,196	7,252,960
XenoPort, Inc.*,#	2,419,678	10,912,748
		103,334,408
Professional Services – 1.8%
Advisory Board Co.*	615,550	19,851,488
CEB, Inc.	415,926	26,922,890
		46,774,378
Real Estate Investment Trusts (REITs) – 0.6%
Easterly Government Properties, Inc.	874,232	16,190,777
Real Estate Management & Development – 1.1%
Jones Lang LaSalle, Inc.	129,356	15,176,046
St Joe Co.*	767,166	13,156,897
		28,332,943
Road & Rail – 0.7%
Old Dominion Freight Line, Inc.*,#	248,036	17,268,266
Semiconductor & Semiconductor Equipment – 1.8%
ON Semiconductor Corp.*	3,313,152	31,773,128
SolarEdge Technologies, Inc.*,#	563,729	14,172,147
		45,945,275
Software – 13.0%
ACI Worldwide, Inc.*	811,093	16,862,623
Blackbaud, Inc.	716,913	45,086,659
Cadence Design Systems, Inc.*	2,262,039	53,338,880
Descartes Systems Group, Inc.*	804,901	15,669,103
Fleetmatics Group PLC*,#	588,611	23,962,354
Guidewire Software, Inc.*,#	265,833	14,482,582
NICE Systems, Ltd. (ADR)	748,587	48,500,952
Paylocity Holding Corp.*,#	585,345	19,164,195
RealPage, Inc.*	1,007,787	21,002,281
SS&C Technologies Holdings, Inc.	906,996	57,521,385
Textura Corp.*,#	444,253	8,276,433
Tyler Technologies, Inc.*,#	90,604	11,652,580
		335,520,027
Specialty Retail – 3.2%
Monro Muffler Brake, Inc.	228,029	16,297,233
Party City Holdco, Inc.*,#	723,133	10,875,920
Sally Beauty Holdings, Inc.*	1,748,912	56,629,771
		83,802,924
Technology Hardware, Storage & Peripherals – 0.3%
Stratasys, Ltd.*,#	326,736	8,468,997
Textiles, Apparel & Luxury Goods – 2.7%
Carter's, Inc.	401,240	42,282,671
Wolverine World Wide, Inc.	1,448,230	26,676,397
		68,959,068
Thrifts & Mortgage Finance – 0.8%
LendingTree, Inc.*,#	214,996	21,022,309
Total Common Stocks (cost $2,118,066,289)		2,450,624,326
Rights – 0%
Biotechnology – 0%
Dyax Corp.*,ß (cost $1,225,926)	1,104,438	1,225,926
Investment Companies – 18.8%
Investments Purchased with Cash Collateral from Securities Lending – 13.8%
Janus Cash Collateral Fund LLC, 0.4107%ºº,£	354,414,661	354,414,661

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2016

Janus Venture Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares		Value
Investment Companies – (continued)
Money Markets – 5.0%
Janus Cash Liquidity Fund LLC, 0.3874%ºº,£	129,636,830	$129,636,830
Total Investment Companies (cost $484,051,491)		484,051,491
Total Investments (total cost $2,603,343,706) – 113.8%		2,935,901,743
Liabilities, net of Cash, Receivables and Other Assets – (13.8)%		(356,081,454)
Net Assets – 100%		$2,579,820,289

Summary of Investments by Country - (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities
United States	$2,730,652,810	93.0%
United Kingdom	53,418,332	1.8
Israel	48,500,952	1.6
Belgium	37,624,069	1.3
Canada	37,022,967	1.3
France	14,345,664	0.5
Ireland	14,336,949	0.5

Total	$2,935,901,743	100.0%

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)
Bank of America:
British Pound	4/14/16	6,474,000	$9,296,925	$(60,339)
Citibank NA:
Euro	4/28/16	903,000	1,028,121	1,485
Euro	4/28/16	13,254,000	15,090,493	(270,400)

			16,118,614	(268,915)
Credit Suisse International:
British Pound	5/12/16	6,191,000	8,891,232	16,255
HSBC Securities (USA), Inc.:
British Pound	4/28/16	9,827,000	14,112,554	(243,886)
Canadian Dollar	4/28/16	2,004,000	1,543,272	(24,465)
Euro	4/28/16	10,706,000	12,189,438	(209,456)

			27,845,264	(477,807)
JPMorgan Chase & Co.:
Canadian Dollar	4/14/16	11,941,000	9,195,464	(173,726)
Total			$71,347,499	$(964,532)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Venture Fund

Notes to Schedule of Investments and Other Information (unaudited)

Russell 2000® Growth Index	Measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
Russell 2000® Index	Measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of March 31, 2016, is $32,622,750.

ß	Security is illiquid.

ºº	Rate shown is the 7-day yield as of March 31, 2016.

#	Loaned security; a portion of the security is on loan at March 31, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended March 31, 2016. Unless otherwise indicated, all information in the table is for the period ended March 31, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 9/30/15	Purchases	Sales	at 3/31/16	Gain/(Loss)	Income	at 3/31/16

CTS Corp.	1,653,832	—	—	1,653,832	$—	$132,307	$26,031,316
Janus Cash Collateral Fund LLC	259,219,213	565,736,589	(470,541,141)	354,414,661	—	2,402,034(1)	354,414,661
Janus Cash Liquidity Fund LLC	105,987,671	227,611,159	(203,962,000)	129,636,830	—	134,655	129,636,830
Trinity Biotech PLC (ADR)	987,887	241,697	—	1,229,584	—	—	14,336,949

Total					$—	$2,668,996	$524,419,756

(1) Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

12	MARCH 31, 2016

Janus Venture Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of March 31, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$ 2,450,624,326	$ -	$ -
Rights	-	-	1,225,926
Investment Companies	-	484,051,491	-
Total Investments in Securities	$ 2,450,624,326	$ 484,051,491	$ 1,225,926
Other Financial Instruments(a):
Forward Currency Contracts	$ -	$ 17,740	$ -
Total Assets	$ 2,450,624,326	$ 484,069,231	$ 1,225,926
Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$ -	$ 982,272	$ -

(a) Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

Janus Investment Fund	13

Janus Venture Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2016

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$2,603,343,706
Unaffiliated investments, at value(1)	2,411,481,987
Affiliated investments, at value(2)	524,419,756
Cash	511
Forward currency contracts	17,740
Closed foreign currency contracts	10,955
Non-interested Trustees' deferred compensation	49,457
Receivables:
Investments sold	2,896,728
Fund shares sold	948,462
Dividends	645,818
Dividends from affiliates	105,380
Other assets	538,077
Total Assets	2,941,114,871
Liabilities:
Collateral for securities loaned (Note 3)	354,414,661
Forward currency contracts	982,272
Closed foreign currency contracts	138,678
Payables:	—
Investments purchased	1,868,940
Fund shares repurchased	1,730,858
Advisory fees	1,357,330
Transfer agent fees and expenses	413,275
Non-interested Trustees' deferred compensation fees	49,457
12b-1 Distribution and shareholder servicing fees	27,035
Fund administration fees	20,148
Non-interested Trustees' fees and expenses	17,396
Professional fees	15,688
Custodian fees	427
Accrued expenses and other payables	258,417
Total Liabilities	361,294,582
Net Assets	$2,579,820,289

See Notes to Financial Statements.

14	MARCH 31, 2016

Janus Venture Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2016

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,220,509,740
Undistributed net investment income/(loss)	220,326
Undistributed net realized gain/(loss) from investments and foreign currency transactions	27,475,758
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	331,614,465
Total Net Assets	$2,579,820,289
Net Assets - Class A Shares	$34,464,666
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	587,540
Net Asset Value Per Share(3)	$58.66
Maximum Offering Price Per Share(4)	$62.24
Net Assets - Class C Shares	$16,613,206
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	297,014
Net Asset Value Per Share(3)	$55.93
Net Assets - Class D Shares	$1,323,131,015
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	22,127,147
Net Asset Value Per Share	$59.80
Net Assets - Class I Shares	$240,212,371
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,007,070
Net Asset Value Per Share	$59.95
Net Assets - Class N Shares	$50,812,731
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	844,761
Net Asset Value Per Share	$60.15
Net Assets - Class S Shares	$29,941,788
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	513,059
Net Asset Value Per Share	$58.36
Net Assets - Class T Shares	$884,644,512
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	14,930,656
Net Asset Value Per Share	$59.25

(1) Includes $340,125,040 of securities on loan. See Note 3 in Notes to Financial Statements.

(2) Includes $5,942,050 of securities on loan. See Note 3 in Notes to Financial Statements.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Venture Fund

Statement of Operations (unaudited)

For the period ended March 31, 2016

Investment Income:
Dividends	$9,159,009
Affiliated securities lending income, net	2,402,034
Dividends from affiliates	266,962
Other income	103
Foreign tax withheld	(43,417)
Total Investment Income	11,784,691
Expenses:
Advisory fees	8,465,083
12b-1Distribution and shareholder servicing fees:
Class A Shares	52,526
Class C Shares	88,240
Class S Shares	28,814
Transfer agent administrative fees and expenses:
Class D Shares	802,418
Class S Shares	28,814
Class T Shares	1,155,428
Transfer agent networking and omnibus fees:
Class A Shares	23,026
Class C Shares	10,864
Class I Shares	123,482
Other transfer agent fees and expenses:
Class A Shares	2,360
Class C Shares	1,304
Class D Shares	90,035
Class I Shares	6,438
Class N Shares	348
Class S Shares	236
Class T Shares	3,894
Shareholder reports expense	171,694
Registration fees	125,304
Fund administration fees	110,736
Non-interested Trustees’ fees and expenses	36,580
Professional fees	33,616
Custodian fees	20,686
Other expenses	147,297
Total Expenses	11,529,223
Less: Excess Expense Reimbursement	(18,261)
Net Expenses	11,510,962
Net Investment Income/(Loss)	273,729
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	31,800,925
Total Net Realized Gain/(Loss) on Investments	31,800,925
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	7,512,908
Total Change in Unrealized Net Appreciation/Depreciation	7,512,908
Net Increase/(Decrease) in Net Assets Resulting from Operations	$39,587,562

See Notes to Financial Statements.

16	MARCH 31, 2016

Janus Venture Fund

Statements of Changes in Net Assets

	Period ended March 31, 2016 (unaudited)	Year ended September 30, 2015

Operations:
Net investment income/(loss)	$273,729	$(3,740,046)
Net realized gain/(loss) on investments	31,800,925	171,090,765
Change in unrealized net appreciation/depreciation	7,512,908	(51,242,809)
Net Increase/(Decrease) in Net Assets Resulting from Operations	39,587,562	116,107,910
Dividends and Distributions to Shareholders:
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(2,104,279)	(1,973,328)
Class C Shares	(883,710)	(1,073,412)
Class D Shares	(61,189,181)	(143,461,693)
Class I Shares	(12,108,801)	(22,650,603)
Class N Shares	(2,083,386)	(681,803)
Class S Shares	(1,028,188)	(860,870)
Class T Shares	(43,007,174)	(84,366,121)
Net Decrease from Dividends and Distributions to Shareholders	(122,404,719)	(255,067,830)
Capital Share Transactions:
Class A Shares	(12,050,598)	34,571,600
Class C Shares	(1,050,171)	12,020,003
Class D Shares	25,871,812	59,447,662
Class I Shares	(23,937,911)	80,320,442
Class N Shares	31,530,800	16,981,987
Class S Shares	12,144,433	12,957,259
Class T Shares	(45,402,706)	284,281,584
Net Increase/(Decrease) from Capital Share Transactions	(12,894,341)	500,580,537
Net Increase/(Decrease) in Net Assets	(95,711,498)	361,620,617
Net Assets:
Beginning of period	2,675,531,787	2,313,911,170
End of period	$2,579,820,289	$2,675,531,787

Undistributed Net Investment Income/(Loss)	$220,326	$(53,403)

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Venture Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year or period ended September 30	2016	2015	2014		2013	2012	2011(1)
Net Asset Value, Beginning of Period	$60.50	$63.79	$70.71		$60.33	$50.20	$60.66
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.06)(2)	(0.22)(2)	(0.34)(2)		(0.42)	(0.11)	0.04
Net realized and unrealized gain/(loss)	1.06	3.98	4.36		17.45	14.32	(10.50)
Total from Investment Operations	1.00	3.76	4.02		17.03	14.21	(10.46)
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—		—	—	—
Distributions (from capital gains)	(2.84)	(7.05)	(10.94)		(6.65)	(4.08)	—
Total Dividends and Distributions	(2.84)	(7.05)	(10.94)		(6.65)	(4.08)	—
Net Asset Value, End of Period	$58.66	$60.50	$63.79		$70.71	$60.33	$50.20
Total Return*	1.46%	5.50%	6.05%		31.76%	29.59%	(17.24)%
Net Assets, End of Period (in thousands)	$34,465	$48,546	$16,621		$44,205	$209,254	$349
Average Net Assets for the Period (in thousands)	$42,021	$42,275	$45,860		$243,045	$31,344	$217
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.05%	1.04%	1.17%		1.14%	1.08%	1.03%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.05%	1.04%	1.17%		1.14%	1.08%	1.03%
Ratio of Net Investment Income/(Loss)	(0.19)%	(0.33)%	(0.51)%		(0.04)%	(0.48)%	(0.23)%
Portfolio Turnover Rate	13%	40%	47%		92%	51%	54%
				1

Class C Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year or period ended September 30	2016	2015	2014	2013	2012	2011(1)
Net Asset Value, Beginning of Period	$58.03	$61.85	$69.27	$59.57	$49.97	$60.66
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.26)(2)	(0.66)(2)	(0.72)(2)	0.07	(0.14)	(0.08)
Net realized and unrealized gain/(loss)	1.00	3.89	4.24	16.28	13.82	(10.61)
Total from Investment Operations	0.74	3.23	3.52	16.35	13.68	(10.69)
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(2.84)	(7.05)	(10.94)	(6.65)	(4.08)	—
Total Dividends and Distributions	(2.84)	(7.05)	(10.94)	(6.65)	(4.08)	—
Net Asset Value, End of Period	$55.93	$58.03	$61.85	$69.27	$59.57	$49.97
Total Return*	1.07%	4.75%	5.37%	30.95%	28.62%	(17.62)%
Net Assets, End of Period (in thousands)	$16,613	$18,387	$7,926	$4,469	$413	$36
Average Net Assets for the Period (in thousands)	$17,885	$15,695	$6,549	$1,655	$108	$15
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.80%	1.74%	1.82%	1.80%	1.75%	3.04%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.80%	1.74%	1.82%	1.80%	1.75%	2.11%
Ratio of Net Investment Income/(Loss)	(0.92)%	(1.03)%	(1.14)%	(0.51)%	(1.11)%	(1.47)%
Portfolio Turnover Rate	13%	40%	47%	92%	51%	54%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from May 6, 2011 (inception date) through September 30, 2011.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	MARCH 31, 2016

Janus Venture Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$61.55	$64.67	$71.33	$60.63	$50.30	$47.12
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.02(1)	(0.06)(1)	(0.10)(1)	0.23	(0.20)	(0.01)
Net realized and unrealized gain/(loss)	1.07	3.99	4.38	17.12	14.61	3.19
Total from Investment Operations	1.09	3.93	4.28	17.35	14.41	3.18
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(2.84)	(7.05)	(10.94)	(6.65)	(4.08)	—
Total Dividends and Distributions	(2.84)	(7.05)	(10.94)	(6.65)	(4.08)	—
Net Asset Value, End of Period	$59.80	$61.55	$64.67	$71.33	$60.63	$50.30
Total Return*	1.59%	5.70%	6.40%	32.16%	29.95%	6.75%
Net Assets, End of Period (in thousands)	$1,323,131	$1,337,264	$1,340,281	$1,332,186	$1,052,828	$846,012
Average Net Assets for the Period (in thousands)	$1,337,364	$1,473,495	$1,375,889	$1,141,628	$997,625	$966,040
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.83%	0.82%	0.82%	0.84%	0.83%	0.85%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.83%	0.82%	0.82%	0.84%	0.83%	0.85%
Ratio of Net Investment Income/(Loss)	0.07%	(0.10)%	(0.15)%	0.35%	(0.11)%	(0.20)%
Portfolio Turnover Rate	13%	40%	47%	92%	51%	54%

Class I Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year or period ended September 30	2016	2015	2014	2013	2012	2011(2)
Net Asset Value, Beginning of Period	$61.69	$64.76	$71.37	$60.61	$50.25	$60.66
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(1)	(0.02)(1)	(0.04)(1)	0.24	(0.14)	0.02
Net realized and unrealized gain/(loss)	1.07	4.00	4.37	17.17	14.58	(10.43)
Total from Investment Operations	1.10	3.98	4.33	17.41	14.44	(10.41)
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(2.84)	(7.05)	(10.94)	(6.65)	(4.08)	—
Total Dividends and Distributions	(2.84)	(7.05)	(10.94)	(6.65)	(4.08)	—
Net Asset Value, End of Period	$59.95	$61.69	$64.76	$71.37	$60.61	$50.25
Total Return*	1.60%	5.78%	6.48%	32.28%	30.04%	(17.16)%
Net Assets, End of Period (in thousands)	$240,212	$272,647	$206,130	$128,788	$29,810	$1,557
Average Net Assets for the Period (in thousands)	$260,086	$270,012	$147,267	$77,403	$21,852	$388
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.78%	0.75%	0.75%	0.75%	0.72%	0.81%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.78%	0.75%	0.75%	0.75%	0.72%	0.81%
Ratio of Net Investment Income/(Loss)	0.10%	(0.03)%	(0.06)%	0.35%	(0.03)%	(0.08)%
Portfolio Turnover Rate	13%	40%	47%	92%	51%	54%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Period from May 6, 2011 (inception date) through September 30, 2011.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Venture Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year or period ended September 30	2016	2015	2014	2013	2012(1)
Net Asset Value, Beginning of Period	$61.86	$64.87	$71.43	$60.62	$56.72
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.07(2)	0.04(2)	(0.01)(2)	0.29	(0.02)
Net realized and unrealized gain/(loss)	1.06	4.00	4.39	17.17	3.92
Total from Investment Operations	1.13	4.04	4.38	17.46	3.90
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—
Distributions (from capital gains)	(2.84)	(7.05)	(10.94)	(6.65)	—
Total Dividends and Distributions	(2.84)	(7.05)	(10.94)	(6.65)	—
Net Asset Value, End of Period	$60.15	$61.86	$64.87	$71.43	$60.62
Total Return*	1.65%	5.87%	6.55%	32.37%	6.88%
Net Assets, End of Period (in thousands)	$50,813	$21,975	$6,486	$6,736	$3,807
Average Net Assets for the Period (in thousands)	$40,589	$10,894	$6,525	$5,487	$266
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.69%	0.67%	0.68%	0.69%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.69%	0.67%	0.68%	0.69%	0.91%
Ratio of Net Investment Income/(Loss)	0.23%	0.06%	(0.01)%	0.48%	(0.58)%
Portfolio Turnover Rate	13%	40%	47%	92%	51%

Class S Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year or period ended September 30	2016	2015	2014	2013	2012	2011(3)
Net Asset Value, Beginning of Period	$60.24	$63.63	$70.57	$60.26	$50.16	$60.66
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.08)(2)	(0.29)(2)	(0.32)(2)	0.09	(0.08)	(0.01)
Net realized and unrealized gain/(loss)	1.04	3.95	4.32	16.87	14.26	(10.49)
Total from Investment Operations	0.96	3.66	4.00	16.96	14.18	(10.50)
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(2.84)	(7.05)	(10.94)	(6.65)	(4.08)	—
Total Dividends and Distributions	(2.84)	(7.05)	(10.94)	(6.65)	(4.08)	—
Net Asset Value, End of Period	$58.36	$60.24	$63.63	$70.57	$60.26	$50.16
Total Return*	1.40%	5.34%	6.03%	31.67%	29.55%	(17.31)%
Net Assets, End of Period (in thousands)	$29,942	$18,132	$6,792	$6,069	$189	$8
Average Net Assets for the Period (in thousands)	$23,051	$12,384	$6,387	$2,060	$37	$9
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.19%	1.17%	1.18%	1.21%	1.20%	1.18%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.19%	1.17%	1.18%	1.21%	1.18%	1.18%
Ratio of Net Investment Income/(Loss)	(0.26)%	(0.45)%	(0.49)%	0.01%	(0.53)%	(0.59)%
Portfolio Turnover Rate	13%	40%	47%	92%	51%	54%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from May 31, 2012 (inception date) through September 30, 2012.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Period from May 6, 2011 (inception date) through September 30, 2011.

See Notes to Financial Statements.

20	MARCH 31, 2016

Janus Venture Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$61.05	$64.25	$70.99	$60.43	$50.21	$47.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.01)(1)	(0.13)(1)	(0.16)(1)	0.15	(0.11)	(0.06)
Net realized and unrealized gain/(loss)	1.05	3.98	4.36	17.06	14.41	3.19
Total from Investment Operations	1.04	3.85	4.20	17.21	14.30	3.13
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(2.84)	(7.05)	(10.94)	(6.65)	(4.08)	—
Total Dividends and Distributions	(2.84)	(7.05)	(10.94)	(6.65)	(4.08)	—
Net Asset Value, End of Period	$59.25	$61.05	$64.25	$70.99	$60.43	$50.21
Total Return*	1.52%	5.61%	6.31%	32.03%	29.77%	6.65%
Net Assets, End of Period (in thousands)	$884,645	$958,581	$729,674	$646,328	$498,625	$219,453
Average Net Assets for the Period (in thousands)	$924,342	$989,819	$724,733	$618,311	$345,919	$239,806
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.93%	0.92%	0.93%	0.94%	0.95%	0.96%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.93%	0.91%	0.92%	0.94%	0.94%	0.96%
Ratio of Net Investment Income/(Loss)	(0.04)%	(0.19)%	(0.25)%	0.18%	(0.23)%	(0.31)%
Portfolio Turnover Rate	13%	40%	47%	92%	51%	54%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Venture Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Venture Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. The Fund is closed to new investors in certain distribution channels.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”)

22	MARCH 31, 2016

Janus Venture Fund

Notes to Financial Statements (unaudited)

markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Janus Investment Fund	23

Janus Venture Fund

Notes to Financial Statements (unaudited)

The Fund did not hold a significant amount of Level 3 securities as of March 31, 2016.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $52,465,874 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the

24	MARCH 31, 2016

Janus Venture Fund

Notes to Financial Statements (unaudited)

Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2016 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

Janus Investment Fund	25

Janus Venture Fund

Notes to Financial Statements (unaudited)

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended March 31, 2016, the average ending monthly currency value amounts on sold forward currency contracts is $62,234,655.

26	MARCH 31, 2016

Janus Venture Fund

Notes to Financial Statements (unaudited)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of March 31, 2016.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of March 31, 2016

Currency Contracts
Asset Derivatives:
Forward currency contracts	$17,740

Liability Derivatives:
Forward currency contracts	$982,272

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2016.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended March 31, 2016

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Investments and foreign currency transactions	$2,019,234

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Investments, foreign currency translations and non-interested Trustees' deferred compensation	$(1,530,518)

Please see the Fund’s Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the

Janus Investment Fund	27

Janus Venture Fund

Notes to Financial Statements (unaudited)

financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. One or more countries may abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a

28	MARCH 31, 2016

Janus Venture Fund

Notes to Financial Statements (unaudited)

default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of March 31, 2016” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets
Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Citibank NA	$ 1,485	$ (1,485)	$ -	$ -
Credit Suisse International	16,255	-	-	16,255
Deutsche Bank AG	346,067,090	-	(346,067,090)	-
Total	$ 346,084,830	$ (1,485)	$ (346,067,090)	$ 16,255
Offsetting of Financial Liabilities and Derivative Liabilities
Counterparty	Gross Amounts of Recognized Liabilities	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Bank of America	$ 60,339	$ -	$ -	$ 60,339
Citibank NA	270,400	(1,485)	-	268,915
HSBC Securities (USA), Inc.	477,807	-	-	477,807
JPMorgan Chase & Co.	173,726	-	-	173,726
Total	$ 982,272	$ (1,485)	$ -	$ 980,787

(a) Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund may segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

Janus Investment Fund	29

Janus Venture Fund

Notes to Financial Statements (unaudited)

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of March 31, 2016, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $346,067,090 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of March 31, 2016 is $354,414,661, resulting in the net amount due to the counterparty of $8,347,571.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64%.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A

30	MARCH 31, 2016

Janus Venture Fund

Notes to Financial Statements (unaudited)

Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.92%. Janus Capital has agreed to continue the waiver until at least February 1, 2017. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder

Janus Investment Fund	31

Janus Venture Fund

Notes to Financial Statements (unaudited)

services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $367,532 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2016. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $92,975 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2016.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2016 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2016, Janus Distributors retained upfront sales charges of $425.

32	MARCH 31, 2016

Janus Venture Fund

Notes to Financial Statements (unaudited)

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended March 31, 2016.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2016, redeeming shareholders of Class C Shares paid CDSCs of $3,815.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended March 31, 2016, the Fund engaged in cross trades amounting to $2,052,449 in purchases and $475,443 in sales, resulting in a net realized gain of $226,158. The net realized gain is included in “Investments and foreign currency transactions” within the “Net Realized and Unrealized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,598,451,790	$532,328,427	$(194,878,474)	$ 337,449,953

Janus Investment Fund	33

Janus Venture Fund

Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended March 31, 2016		Year ended September 30, 2015
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	63,703	$ 3,782,149	804,253	$ 52,400,459
Reinvested dividends and distributions	34,300	2,099,822	31,430	1,971,599
Shares repurchased	(312,879)	(17,932,569)	(293,846)	(19,800,458)
Net Increase/(Decrease)	(214,876)	$(12,050,598)	541,837	$ 34,571,600
Class C Shares:
Shares sold	3,302	$ 197,175	201,925	$ 12,889,486
Reinvested dividends and distributions	15,083	882,333	17,716	1,071,501
Shares repurchased	(38,243)	(2,129,679)	(30,924)	(1,940,984)
Net Increase/(Decrease)	(19,858)	$ (1,050,171)	188,717	$ 12,020,003
Class D Shares:
Shares sold	280,515	$ 16,832,486	815,535	$ 54,841,690
Reinvested dividends and distributions	938,238	58,508,543	2,166,846	138,049,764
Shares repurchased	(817,837)	(49,469,217)	(1,979,710)	(133,443,792)
Net Increase/(Decrease)	400,916	$ 25,871,812	1,002,671	$ 59,447,662
Class I Shares:
Shares sold	403,426	$ 24,144,187	2,397,015	$159,980,186
Reinvested dividends and distributions	193,604	12,102,169	344,457	21,979,796
Shares repurchased	(1,009,875)	(60,184,267)	(1,504,552)	(101,639,540)
Net Increase/(Decrease)	(412,845)	$(23,937,911)	1,236,920	$ 80,320,442
Class N Shares:
Shares sold	513,544	$ 32,865,701	267,940	$ 17,861,012
Reinvested dividends and distributions	33,223	2,083,386	10,661	681,803
Shares repurchased	(57,251)	(3,418,287)	(23,338)	(1,560,828)
Net Increase/(Decrease)	489,516	$ 31,530,800	255,263	$ 16,981,987
Class S Shares:
Shares sold	324,523	$ 18,809,817	240,014	$ 16,046,909
Reinvested dividends and distributions	16,875	1,028,188	13,724	858,052
Shares repurchased	(129,325)	(7,693,572)	(59,489)	(3,947,702)
Net Increase/(Decrease)	212,073	$ 12,144,433	194,249	$ 12,957,259
Class T Shares:
Shares sold	710,733	$ 42,443,603	6,430,030	$427,448,374
Reinvested dividends and distributions	680,865	42,084,239	1,301,759	82,310,252
Shares repurchased	(2,163,739)	(129,930,548)	(3,386,625)	(225,477,042)
Net Increase/(Decrease)	(772,141)	$(45,402,706)	4,345,164	$284,281,584

7. Purchases and Sales of Investment Securities

For the period ended March 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$333,681,158	$ 480,536,874	$ -	$ -

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2016 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

34	MARCH 31, 2016

Janus Venture Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2015, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2016 through January 1 or February 1, 2017, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee

Janus Investment Fund	35

Janus Venture Fund

Additional Information (unaudited)

for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2015, approximately 70% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2015, approximately 61% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

36	MARCH 31, 2016

Janus Venture Fund

Additional Information (unaudited)

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	37

Janus Venture Fund

Additional Information (unaudited)

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and INTECH had taken or were taking to improve performance.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and in the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

38	MARCH 31, 2016

Janus Venture Fund

Additional Information (unaudited)

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	39

Janus Venture Fund

Additional Information (unaudited)

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers,

40	MARCH 31, 2016

Janus Venture Fund

Additional Information (unaudited)

was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 14% below the mean total expenses of their respective Broadridge Expense Group peers and 24% below the mean total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 19% below the mean for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the mean total expenses for its Broadridge Expense Group peers and to mean total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) by one estimation methodology, the fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to the estimated fee margins in the industry and relative to estimated fee margins of fund managers using Janus Capital as a subadviser.

The Trustees considered the fees for each Fund for its fiscal year ended in 2014, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Investment Fund	41

Janus Venture Fund

Additional Information (unaudited)

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

42	MARCH 31, 2016

Janus Venture Fund

Additional Information (unaudited)

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for one share class. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Investment Fund	43

Janus Venture Fund

Additional Information (unaudited)

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

44	MARCH 31, 2016

Janus Venture Fund

Additional Information (unaudited)

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services

Janus Investment Fund	45

Janus Venture Fund

Additional Information (unaudited)

provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant provided an analysis of economies of scale, which included discussion of analysis from prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 85% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 80% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

46	MARCH 31, 2016

Janus Venture Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	47

Janus Venture Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

48	MARCH 31, 2016

Janus Venture Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	49

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0516-1662				125-24-93056 05-16

SEMIANNUAL REPORT March 31, 2016

Perkins Global Value Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Perkins Global Value Fund

Perkins Global Value Fund (unaudited)

FUND SNAPSHOT

We believe in the timeless adage of the “power of compounding” and reflect this in our focus on mitigating losses in difficult markets. We invest in securities we believe have favorable reward to risk ratios by focusing first on rigorous downside analysis prior to determining upside potential. We seek to outperform both our benchmark and peers over a full market cycle by building diversified portfolios of what we believe to be high-quality, undervalued stocks.

Tadd Chessen co-portfolio manager	Gregory Kolb co-portfolio manager

PERFORMANCE OVERVIEW

Perkins Global Value Fund’s Class T Shares returned 3.34% over the six-month period ended March 31, 2016. It underperformed its primary benchmark, the MSCI World Index, which returned 5.13%, and its secondary benchmark, the MSCI All Country World Index, which returned 5.28% in the period.

INVESTMENT ENVIRONMENT

After a volatile 3Q15, which was the biggest drawdown since 3Q11, global equity markets (as represented by the MSCI World Index) recovered strongly in the final quarter of the calendar year. As we entered 2016, however, risk was once again front-and-center with fears of a global slowdown, collapsing crude and other commodity prices, and spiking volatility. Financial stocks led the sell-off globally, as concerns that “even lower for even longer” interest rates and recently implemented negative interest rates policies (NIRP) by central banks created great uncertainty about future bank profitability. No one really knows if the experiment with NIRP will be successful or have perverse effects on bank, consumer and corporate behavior. By mid-February, most major markets were down double digits, and government bond yields were compressing to near historic lows (the 10-year Japanese Government Bond yield went negative and the German 10-year dropped to a mere 0.15%).

This deflationary scare was among the factors that caused the European Central Bank (ECB) and other global central banks to react with further aggressive easing. Even the U.S. Federal Reserve (Fed) kept interest rates unchanged and reduced the number of planned interest rate increases in 2016 from four to two. This environment contributed to an abrupt reversal in equities, crude prices, and other risky assets such as high-yield bonds and emerging market equities, in particular, which surged into period-end.

DETRACTORS

Our holdings in industrials, financials and telecommunication services weighed on relative performance. From a country perspective, relative detractors included our holdings in the UK and Switzerland. Our substantial cash holdings, which averaged roughly 14% during the period, also detracted from relative performance. Our hedges overall were negative in the period, as the U.S. dollar weakened against both the euro and the yen. Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

The leading detractor, CIT Group (CIT), is a specialty lender focused on transportation finance, mainly aerospace and rail loans and leases, and commercial lending through traditional commercial and industrial (C&I) and commercial real estate (CRE) loans, as well as equipment and inventory financing. The acquisition of OneWest (formerly IndyMac), which was closed in the third quarter of 2015, has allowed CIT to increase its deposit funding and maintain asset sensitivity. However, the low return on equity has disappointed investors. In late 2015, CIT announced the retirement of the CEO, John Thain, and the exploration of either a spin-off or sale of $11 billion in aerospace assets which resulted in investor optimism. However, CIT stock underperformed largely due to a delay in communication of CIT’s strategic plan during the first quarter of 2016 and the lack of additional asset sales when the plan was communicated to investors. We believe the sum-of-the-parts valuation is significantly higher than the current stock price, which is currently trading at a discount to tangible book value.

Novartis underperformed during the period as its Alcon business has continued to be relatively weak, and expectations for its newly launched cardiovascular drug, Entresto, have been reduced. Furthermore, the company is undergoing an investigation into its marketing practices.

Janus Investment Fund	1

Perkins Global Value Fund (unaudited)

Although the ultimate outcome of this case is unknown, similar investigations at other companies in the past have led to meaningful fines. Despite the current challenges, we continue to hold the stock as we believe the company is still in a position for stable long-term growth while trading at a reasonable valuation.

Cobham is a UK-based manufacturer of systems and components primarily serving the aerospace and defense industry. As the defense industry contracted in recent years, Cobham increased its exposure to commercial industries, particularly via its $1.4 billion acquisition of Aeroflex in 2014. Management had guided to a return to revenue and EPS growth in 2015 as defense sales (approximately 60%) neared their trough, and commercial sales (approximately 40%) delivered robust growth. Unfortunately, the commercial activities delivered disappointing performance in the second half of 2015, weighed down by marine and energy markets, which negatively impacted the stock during the period. Though some cyclical end market headwinds may persist in its commercial activities, we believe an inflection in its defense markets will sustain the business. We find Cobham’s risk-reward ratio very favorable and added to our position.

CONTRIBUTORS

Stock selection in information technology and health care, as well as our overweight in consumer staples, aided relative performance. Stock selection in Canada, France and Sweden also aided results.

Microsoft was a strong contributor after the company reported good quarterly results during the period. Microsoft reported better-than-expected revenue, and cloud-based revenue, which continues to be an area of focus for the company, accelerated during the fourth quarter of 2015. We view the company’s results positively in light of the challenges the company faces in the consumer and PC end markets. While Microsoft continues to invest in growth areas such as cloud based applications, the company also did a good job controlling costs as gross margin and operating margin were better than expected. Going forward, we continue to like the large amount of highly profitable, recurring revenue at Microsoft and believe the company will continue to manage costs while achieving modest top line growth.

Johnson & Johnson also performed well. During the last six months, the company reported better-than-expected earnings driven by a steady performance among all three business segments – Pharmaceuticals, Medical Devices and Consumer. In addition, the company raised the 2016 full-year financial guidance and continues to execute on their $10 billion buyback program. We believe the absolute downside risk is relatively attractive as the company has financial flexibility given its strong balance sheet ($17 billion net cash), stable free-cash-flow generation, strong dividend yield and has a history of disciplined capital allocation.

Another leading contributor was Procter & Gamble, a global leader in consumer goods with 22 brands that each have over $1.0 billion in annual revenue, including Pampers, Tide, Pantene, Gillette, Crest and Braun. The company is in the process of a “brand purge” where it is divesting more than half of its brands which will allow them to focus on a fewer number of more-profitable brands which accounted for approximately 90% of sales and 95% of profits. The stock outperformed in the period as organic sales growth turned positive and the company continued to invest in additional sales capacity and research and development to further its solid innovation pipeline. The brand purge is on track to be completed by end of 2016.

OUTLOOK AND POSITIONING

In this type of turbulent market with heightened volatility driven by central bank policy, it can pay to be cautious. At Perkins we have cast a wary eye on the various actions taken by central banks to overtly influence asset prices as well as the competitive currency devaluations we are witnessing. We consider whether this equity market “put” to the central banks introduces renewed complacency by market participants, valuation risk in asset prices, and deferral of needed structural reform by politicians from the developed world to the emerging.

We have navigated the Fund through many types of market environments, and we are particularly excited by the opportunities presented to us during these bouts of volatility. We maintain our disciplined process of relentlessly seeking “quality on sale” by investing in cash-generative businesses that we believe have strong competitive positions and solid balance sheets that can survive and thrive through the current and unforeseen difficulties. We focus our search for these types of companies when they are out-of-favor and have very favorable reward/risk ratios. In our experience, this can minimize downside capture and allows us to participate in upside market gains, making our primary goal of compounding higher than benchmark returns over a full market cycle more achievable.

2	MARCH 31, 2016

Perkins Global Value Fund (unaudited)

We continue to hold significant stakes in U.S. blue chips and European multinationals, stocks which typically exhibit stable cash flows that are relatively less economically sensitive than the broad market. We continue to be very selective with our emerging market positions. Cash remains high due to a lack of what we believe to be bargain securities. We continue to hedge 60% of our yen exposure and 50% of our euro exposure. In building the portfolio, we try to maintain the mindset that “things change” – including the global financial markets. As such, we are aiming to be prepared for whatever comes our way over the next few years.

Thank you for your investment and continued confidence in Perkins Investment Management.

Janus Investment Fund	3

Perkins Global Value Fund (unaudited)

Fund At A Glance

March 31, 2016

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Microsoft Corp.	0.79%	CIT Group, Inc.	-0.44%
	Johnson & Johnson	0.55%	Novartis AG	-0.41%
	Procter & Gamble Co.	0.55%	Cobham PLC	-0.35%
	Coca-Cola Co.	0.54%	Stock Spirits Group PLC	-0.24%
	Alphabet, Inc. - Class A	0.51%	Citizens Financial Group, Inc.	-0.21%

	5 Top Performers - Sectors*
			Fund Weighting	MSCI World Index℠
		Fund Contribution	(Average % of Equity)	Weighting
	Information Technology	0.65%	10.32%	14.17%
	Health Care	0.47%	13.40%	13.22%
	Consumer Staples	0.38%	21.08%	10.64%
	Utilities	0.33%	4.37%	3.28%
	Consumer Discretionary	-0.14%	5.47%	13.27%

	5 Bottom Performers - Sectors*
			Fund Weighting	MSCI World Index℠
		Fund Contribution	(Average % of Equity)	Weighting
	Industrials	-0.93%	6.58%	10.73%
	Financials	-0.56%	13.97%	20.33%
	Other**	-0.45%	13.90%	0.00%
	Telecommunication Services	-0.28%	5.39%	3.48%
	Materials	-0.25%	1.22%	4.46%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

4	MARCH 31, 2016

Perkins Global Value Fund (unaudited)

Fund At A Glance

March 31, 2016

5 Largest Equity Holdings - (% of Net Assets)
Procter & Gamble Co.
Household Products	3.7%
Oracle Corp.
Software	3.6%
Johnson & Johnson
Pharmaceuticals	3.5%
Coca-Cola Co.
Beverages	3.4%
Pfizer, Inc.
Pharmaceuticals	3.0%
17.2%

Asset Allocation - (% of Net Assets)
Common Stocks	85.6%
Repurchase Agreements	14.6%
Other	(0.2)%
100.0%

Emerging markets comprised 5.3% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2016	As of September 30, 2015

Janus Investment Fund	5

Perkins Global Value Fund (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2016						per the January 28, 2016 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	3.25%	-2.68%	6.51%	4.42%	6.00%	0.97%
Class A Shares at MOP	-2.68%	-8.27%	5.25%	3.81%	5.57%
Class C Shares at NAV	2.85%	-3.33%	5.81%	3.72%	5.28%	1.74%
Class C Shares at CDSC	1.86%	-4.26%	5.81%	3.72%	5.28%
Class D Shares(1)	3.28%	-2.59%	6.62%	4.61%	6.21%	0.85%
Class I Shares	3.36%	-2.46%	6.77%	4.58%	6.19%	0.74%
Class N Shares	3.44%	-2.33%	6.59%	4.58%	6.19%	0.63%
Class S Shares	3.19%	-2.80%	6.31%	4.35%	5.90%	1.13%
Class T Shares	3.34%	-2.55%	6.59%	4.58%	6.19%	0.89%
MSCI World Index℠	5.13%	-3.45%	6.51%	4.27%	4.87%
MSCI All Country World Index℠	5.28%	-4.34%	5.22%	4.08%	5.00%
Morningstar Quartile - Class T Shares	-	2nd	2nd	2nd	2nd
Morningstar Ranking - based on total returns for World Stock Funds	-	376/1,258	289/884	248/616	147/439

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

6	MARCH 31, 2016

Perkins Global Value Fund (unaudited)

Performance

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility, lower liquidity and differing financial and information reporting standards, all of which are magnified in emerging markets.

Holding a meaningful portion of assets in cash or cash equivalents may negatively affect performance.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund's Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2016 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – June 29, 2001

(1) Closed to certain new investors.

Janus Investment Fund	7

Perkins Global Value Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/15)	Ending Account Value (3/31/16)	Expenses Paid During Period (10/1/15 - 3/31/16)†	Beginning Account Value (10/1/15)	Ending Account Value (3/31/16)	Expenses Paid During Period (10/1/15 - 3/31/16)†	Net Annualized Expense Ratio (10/1/15 - 3/31/16)
Class A Shares	$1,000.00	$1,032.50	$5.08	$1,000.00	$1,020.00	$5.05	1.00%
Class C Shares	$1,000.00	$1,028.50	$8.87	$1,000.00	$1,016.25	$8.82	1.75%
Class D Shares	$1,000.00	$1,032.80	$4.42	$1,000.00	$1,020.65	$4.39	0.87%
Class I Shares	$1,000.00	$1,033.60	$3.71	$1,000.00	$1,021.35	$3.69	0.73%
Class N Shares	$1,000.00	$1,034.40	$3.36	$1,000.00	$1,021.70	$3.34	0.66%
Class S Shares	$1,000.00	$1,031.90	$5.84	$1,000.00	$1,019.25	$5.81	1.15%
Class T Shares	$1,000.00	$1,033.40	$4.63	$1,000.00	$1,020.45	$4.60	0.91%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	MARCH 31, 2016

Perkins Global Value Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares or Principal Amounts		Value
Common Stocks – 85.6%
Aerospace & Defense – 3.1%
BWX Technologies, Inc.	44,138	$1,481,271
Cobham PLC	1,015,283	3,165,196
Meggitt PLC	408,942	2,387,717
		7,034,184
Automobiles – 3.0%
Honda Motor Co., Ltd.	98,300	2,695,759
Hyundai Motor Co.	31,414	4,189,815
		6,885,574
Beverages – 7.9%
Coca-Cola Co.	167,302	7,761,140
Diageo PLC	84,157	2,273,779
PepsiCo, Inc.	61,064	6,257,839
Stock Spirits Group PLC	771,100	1,624,959
		17,917,717
Chemicals – 1.2%
Mosaic Co.	41,502	1,120,554
Nippon Fine Chemical Co., Ltd.	75,200	513,897
Nitto FC Co., Ltd.	137,000	1,078,663
		2,713,114
Commercial Banks – 8.3%
CIT Group, Inc.	111,540	3,461,086
Citizens Financial Group, Inc.	118,300	2,483,310
Fifth Third Bancorp	74,095	1,236,646
Lloyds Banking Group PLC	2,905,032	2,837,535
Royal Bank of Scotland Group PLC*	271,871	869,434
Wells Fargo & Co.	140,257	6,782,829
Zions Bancorporation	50,596	1,224,929
		18,895,769
Commercial Services & Supplies – 1.7%
G4S PLC	430,369	1,177,925
Secom Co., Ltd.	22,700	1,687,623
Secom Joshinetsu Co., Ltd.	33,200	991,309
		3,856,857
Communications Equipment – 0.2%
Icom, Inc.	26,600	486,237
Consumer Finance – 1.5%
Ally Financial, Inc.*	187,545	3,510,842
Diversified Consumer Services – 0.2%
Shingakukai Co., Ltd.	99,400	518,509
Diversified Telecommunication Services – 0.6%
Telenor ASA	73,261	1,186,216
Telesites SAB de CV*	289,753	168,245
		1,354,461
Electric Utilities – 4.2%
Exelon Corp.	110,357	3,957,402
PPL Corp.	145,396	5,535,226
		9,492,628
Electrical Equipment – 0.6%
Cosel Co., Ltd.	141,446	1,358,777
Electronic Equipment, Instruments & Components – 0.3%
Kitagawa Industries Co., Ltd.	69,800	707,118
Food & Staples Retailing – 1.4%
Sysco Corp.	38,935	1,819,433
Tesco PLC*	521,371	1,435,983
		3,255,416
Food Products – 4.0%
Danone SA	66,986	4,763,865
Nestle SA	42,074	3,145,045

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Perkins Global Value Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares or Principal Amounts		Value
Common Stocks – (continued)
Food Products – (continued)
Orkla ASA	121,282	$1,099,204
		9,008,114
Health Care Equipment & Supplies – 1.3%
Medikit Co., Ltd.	5,900	189,274
Nakanishi, Inc.	12,600	400,293
Stryker Corp.	21,456	2,302,014
		2,891,581
Health Care Providers & Services – 0.5%
As One Corp.	29,400	1,112,983
Household Products – 3.7%
Procter & Gamble Co.	101,650	8,366,811
Industrial Conglomerates – 0.8%
CK Hutchison Holdings, Ltd.	132,500	1,720,069
Insurance – 0.8%
Sompo Japan Nipponkoa Holdings, Inc.	62,000	1,756,474
Internet Software & Services – 2.8%
Alphabet, Inc. - Class A*	8,342	6,364,112
Media – 1.6%
Grupo Televisa SAB (ADR)	90,231	2,477,743
UBM PLC	144,831	1,249,942
		3,727,685
Multi-Utilities – 1.0%
Engie SA	147,163	2,283,699
Oil, Gas & Consumable Fuels – 4.3%
BP PLC (ADR)	121,943	3,680,240
Canadian Natural Resources, Ltd.	50,403	1,363,513
Cenovus Energy, Inc.	134,406	1,749,162
Devon Energy Corp.	32,398	889,001
Royal Dutch Shell PLC - Class A	81,027	1,959,411
		9,641,327
Personal Products – 1.2%
Unilever NV	59,049	2,645,875
Pharmaceuticals – 11.5%
GlaxoSmithKline PLC	156,215	3,167,460
Johnson & Johnson	73,652	7,969,146
Novartis AG	61,943	4,491,705
Pfizer, Inc.	230,003	6,817,289
Roche Holding AG	7,532	1,854,790
Sanofi	22,600	1,821,946
		26,122,336
Real Estate Investment Trusts (REITs) – 2.0%
American Capital Agency Corp.	62,760	1,169,219
Hatteras Financial Corp.	64,187	917,874
Two Harbors Investment Corp.	299,404	2,377,268
		4,464,361
Real Estate Management & Development – 0.4%
Cheung Kong Property Holdings, Ltd.	138,500	891,838
Software – 6.6%
Lectra	87,273	1,268,927
Microsoft Corp.	101,339	5,596,953
Oracle Corp.	198,119	8,105,048
		14,970,928
Specialty Retail – 0.8%
Matas A/S	90,353	1,828,561
Technology Hardware, Storage & Peripherals – 0.4%
Canon, Inc.	29,800	888,465
Tobacco – 2.4%
KT&G Corp.	9,942	956,463

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2016

Perkins Global Value Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares or Principal Amounts		Value
Common Stocks – (continued)
Tobacco – (continued)
Swedish Match AB	131,631	$4,470,426
		5,426,889
Transportation Infrastructure – 0.8%
BBA Aviation PLC	277,521	798,633
Hamburger Hafen und Logistik AG	64,542	950,173
		1,748,806
Wireless Telecommunication Services – 4.5%
America Movil SAB de CV - Series L	5,431,867	4,223,157
Rogers Communications, Inc. - Class B	85,882	3,438,984
Vodafone Group PLC	831,428	2,640,970
		10,303,111
Total Common Stocks (cost $183,457,393)		194,151,228
Repurchase Agreements (a) – 14.6%
Undivided interest of 13.7% in a joint repurchase agreement (principal amount $96,500,000 with a maturity value of $96,500,724) with ING Financial Markets LLC, 0.2700%, dated 3/31/16, maturing 4/1/16 to be repurchased at $13,200,099 collateralized by $97,895,000 in U.S. Treasuries 0.8750% - 2.2500%, 6/15/17 - 11/15/25 with a value of $98,435,012	$13,200,000	13,200,000
Undivided interest of 8.0% in a joint repurchase agreement (principal amount $250,000,000 with a maturity value of $250,001,806) with RBC Capital Markets Corp., 0.2600%, dated 3/31/16, maturing 4/1/16 to be repurchased at $20,000,144 collateralized by $256,044,932 in U.S. Treasuries 0% - 2.3750%, 5/15/17 - 8/15/43 with a value of $255,000,081	20,000,000	20,000,000
Total Repurchase Agreements (cost $33,200,000)		33,200,000
Total Investments (total cost $216,657,393) – 100.2%		227,351,228
Liabilities, net of Cash, Receivables and Other Assets – (0.2)%		(425,209)
Net Assets – 100%		$226,926,019

Summary of Investments by Country - (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities
United States	$130,707,242	57.5%
United Kingdom	29,269,184	12.9
Japan	14,385,381	6.3
France	10,138,437	4.4
Switzerland	9,491,540	4.2
Mexico	6,869,145	3.0
Canada	6,551,659	2.9
South Korea	5,146,278	2.3
Sweden	4,470,426	2.0
Netherlands	2,645,875	1.2
Hong Kong	2,611,907	1.1
Norway	2,285,420	1.0
Denmark	1,828,561	0.8
Germany	950,173	0.4

Total	$227,351,228	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Perkins Global Value Fund

Schedule of Investments (unaudited)

March 31, 2016

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)
Credit Suisse International:
Euro	5/12/16	2,086,000	$2,376,152	$990
Japanese Yen	5/12/16	338,311,000	3,010,076	(191)

			5,386,228	799
HSBC Securities (USA), Inc.:
Japanese Yen	4/28/16	353,000,000	3,139,510	(5,988)
JPMorgan Chase & Co.:
Euro	4/14/16	2,425,000	2,759,786	(62,175)
RBC Capital Markets Corp.:
Euro	5/12/16	901,000	1,026,325	860
Japanese Yen	5/12/16	285,020,000	2,535,926	2,979

			3,562,251	3,839
Total			$14,847,775	$(63,525)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	MARCH 31, 2016

Perkins Global Value Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country World IndexSM

An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

MSCI World IndexSM

A market capitalization weighted index composed of companies representative of the market structure of Developed Market countries in North America, Europe and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.
(a)	The Fund may have elements of risk due to concentrated investments. Such concentrations may subject the Fund to additional risks.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of March 31, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$ 194,151,228	$ -	$ -

Repurchase Agreements	-	33,200,000	-
Total Investments in Securities	$ 194,151,228	$ 33,200,000	$ -

Other Financial Instruments(a):
Forward Currency Contracts	$ -	$ 4,829	$ -
Total Assets	$ 194,151,228	$ 33,204,829	$ -

Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$ -	$ 68,354	$ -

(a) Other financial instruments include forward currency, futures, written options, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options and swap contracts are reported at their market value at measurement date.

Janus Investment Fund	13

Perkins Global Value Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2016

Assets:
Investments, at cost(1)	$216,657,393
Unaffiliated investments, at value	194,151,228
Repurchase agreements, at value	33,200,000
Cash	45,059
Forward currency contracts	4,829
Cash denominated in foreign currency(2)	24,793
Non-interested Trustees' deferred compensation	4,342
Receivables:
Investments sold	5,203,254
Dividends	694,975
Fund shares sold	642,407
Foreign tax reclaims	297,173
Interest	243
Other assets	1,852
Total Assets	234,270,155
Liabilities:
Forward currency contracts	68,354
Closed foreign currency contracts	188,939
Payables:	—
Investments purchased	6,592,268
Fund shares repurchased	233,113
Advisory fees	110,890
Transfer agent fees and expenses	42,414
Professional fees	13,930
12b-1 Distribution and shareholder servicing fees	13,550
Non-interested Trustees' deferred compensation fees	4,342
Fund administration fees	1,807
Non-interested Trustees' fees and expenses	1,514
Custodian fees	83
Accrued expenses and other payables	72,932
Total Liabilities	7,344,136
Net Assets	$226,926,019

See Notes to Financial Statements.

14	MARCH 31, 2016

Perkins Global Value Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2016

Net Assets Consist of:
Capital (par value and paid-in surplus)	$218,981,470
Undistributed net investment income/(loss)	(443,257)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(2,239,906)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	10,627,712
Total Net Assets	$226,926,019
Net Assets - Class A Shares	$19,974,337
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,546,077
Net Asset Value Per Share(3)	$12.92
Maximum Offering Price Per Share(4)	$13.71
Net Assets - Class C Shares	$10,962,745
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	866,904
Net Asset Value Per Share(3)	$12.65
Net Assets - Class D Shares	$87,329,969
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,696,000
Net Asset Value Per Share	$13.04
Net Assets - Class I Shares	$43,141,852
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,362,364
Net Asset Value Per Share	$12.83
Net Assets - Class N Shares	$2,828,096
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	221,361
Net Asset Value Per Share	$12.78
Net Assets - Class S Shares	$120,321
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,174
Net Asset Value Per Share	$13.12
Net Assets - Class T Shares	$62,568,699
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,807,302
Net Asset Value Per Share	$13.02

(1) Includes cost of repurchase agreements of $33,200,000.

(2) Includes cost of $24,793.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	15

Perkins Global Value Fund

Statement of Operations (unaudited)

For the period ended March 31, 2016

Investment Income:
Dividends	$2,871,934
Interest	28,327
Foreign tax withheld	(130,361)
Total Investment Income	2,769,900
Expenses:
Advisory fees	618,379
12b-1Distribution and shareholder servicing fees:
Class A Shares	26,696
Class C Shares	57,429
Class S Shares	181
Transfer agent administrative fees and expenses:
Class D Shares	52,883
Class S Shares	181
Class T Shares	79,777
Transfer agent networking and omnibus fees:
Class A Shares	7,939
Class C Shares	5,452
Class I Shares	16,343
Other transfer agent fees and expenses:
Class A Shares	1,195
Class C Shares	871
Class D Shares	16,502
Class I Shares	1,226
Class N Shares	29
Class S Shares	6
Class T Shares	491
Registration fees	59,164
Shareholder reports expense	39,807
Professional fees	22,716
Fund administration fees	9,861
Custodian fees	6,190
Non-interested Trustees’ fees and expenses	3,122
Other expenses	37,075
Total Expenses	1,063,515
Less: Excess Expense Reimbursement	(957)
Net Expenses	1,062,558
Net Investment Income/(Loss)	1,707,342
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(2,106,909)
Total Net Realized Gain/(Loss) on Investments	(2,106,909)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	7,773,755
Total Change in Unrealized Net Appreciation/Depreciation	7,773,755
Net Increase/(Decrease) in Net Assets Resulting from Operations	$7,374,188

See Notes to Financial Statements.

16	MARCH 31, 2016

Perkins Global Value Fund

Statements of Changes in Net Assets

	Period ended March 31, 2016 (unaudited)	Year ended September 30, 2015

Operations:
Net investment income/(loss)	$1,707,342	$4,833,074
Net realized gain/(loss) on investments	(2,106,909)	8,829,034
Change in unrealized net appreciation/depreciation	7,773,755	(25,822,590)
Net Increase/(Decrease) in Net Assets Resulting from Operations	7,374,188	(12,160,482)
Dividends and Distributions to Shareholders:
Class A Shares	(421,942)	(464,728)
Class C Shares	(134,648)	(171,925)
Class D Shares	(1,820,324)	(1,888,347)
Class I Shares	(1,099,384)	(1,388,152)
Class N Shares	(65,088)	(69,139)
Class S Shares	(2,807)	(5,088)
Class T Shares	(1,328,763)	(1,415,384)
Total Dividends from Net Investment Income	(4,872,956)	(5,402,763)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(613,747)	(1,020,002)
Class C Shares	(337,363)	(509,481)
Class D Shares	(2,475,426)	(3,855,106)
Class I Shares	(1,424,342)	(2,600,830)
Class N Shares	(79,277)	(127,929)
Class S Shares	(4,646)	(12,365)
Class T Shares	(1,830,959)	(2,939,937)
Total Distributions from Net Realized Gain from Investment Transactions	(6,765,760)	(11,065,650)
Net Decrease from Dividends and Distributions to Shareholders	(11,638,716)	(16,468,413)
Capital Share Transactions:
Class A Shares	(1,661,359)	286,294
Class C Shares	(1,110,893)	1,706,428
Class D Shares	328,760	(2,964,452)
Class I Shares	(8,665,463)	(5,833,853)
Class N Shares	122,494	(71,062)
Class S Shares	(43,287)	(129,217)
Class T Shares	1,072,808	(5,269,916)
Net Increase/(Decrease) from Capital Share Transactions	(9,956,940)	(12,275,778)
Net Increase/(Decrease) in Net Assets	(14,221,468)	(40,904,673)
Net Assets:
Beginning of period	241,147,487	282,052,160
End of period	$226,926,019	$241,147,487

Undistributed Net Investment Income/(Loss)	$(443,257)	$2,722,357

See Notes to Financial Statements.

Janus Investment Fund	17

Perkins Global Value Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014		2013	2012	2011
Net Asset Value, Beginning of Period	$13.14	$14.64	$13.97		$12.88	$11.62	$11.60
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.09(1)	0.24(1)	0.28(1)		0.34	0.36	0.25
Net realized and unrealized gain/(loss)	0.33	(0.91)	1.16		1.58	1.60	(0.01)
Total from Investment Operations	0.42	(0.67)	1.44		1.92	1.96	0.24
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	(0.26)	(0.30)		(0.28)	(0.36)	(0.22)
Distributions (from capital gains)	(0.38)	(0.57)	(0.47)		(0.55)	(0.34)	—
Redemption fees	N/A	N/A	N/A		N/A	—	—(2)
Total Dividends and Distributions	(0.64)	(0.83)	(0.77)		(0.83)	(0.70)	(0.22)
Net Asset Value, End of Period	$12.92	$13.14	$14.64		$13.97	$12.88	$11.62
Total Return*	3.25%	(4.88)%	10.71%		15.78%	17.58%	1.97%
Net Assets, End of Period (in thousands)	$19,974	$22,053	$24,291		$21,864	$10,379	$248
Average Net Assets for the Period (in thousands)	$21,168	$25,042	$25,640		$14,952	$4,748	$184
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.00%	0.96%	1.09%		1.10%	1.21%	1.27%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.00%	0.96%	1.09%		1.10%	1.21%	1.26%
Ratio of Net Investment Income/(Loss)	1.35%	1.67%	1.95%		1.87%	2.17%	2.01%
Portfolio Turnover Rate	9%	25%	19%		22%	37%	51%
				1

Class C Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.82	$14.33	$13.77	$12.75	$11.50	$11.52
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.04(1)	0.13(1)	0.17(1)	0.28	0.27	0.23
Net realized and unrealized gain/(loss)	0.32	(0.88)	1.13	1.52	1.65	(0.06)
Total from Investment Operations	0.36	(0.75)	1.30	1.80	1.92	0.17
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.19)	(0.27)	(0.23)	(0.33)	(0.19)
Distributions (from capital gains)	(0.38)	(0.57)	(0.47)	(0.55)	(0.34)	—
Redemption fees	N/A	N/A	N/A	N/A	—	—(2)
Total Dividends and Distributions	(0.53)	(0.76)	(0.74)	(0.78)	(0.67)	(0.19)
Net Asset Value, End of Period	$12.65	$12.82	$14.33	$13.77	$12.75	$11.50
Total Return*	2.85%	(5.52)%	9.80%	14.87%	17.35%	1.38%
Net Assets, End of Period (in thousands)	$10,963	$12,226	$11,928	$4,296	$902	$133
Average Net Assets for the Period (in thousands)	$11,700	$12,989	$7,782	$1,828	$492	$56
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.75%	1.68%	1.85%	1.89%	1.59%(3)	1.90%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.75%	1.68%	1.85%	1.89%	1.59%(3)	1.90%
Ratio of Net Investment Income/(Loss)	0.59%	0.96%	1.18%	1.04%	1.56%	1.73%
Portfolio Turnover Rate	9%	25%	19%	22%	37%	51%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

(3) A non-recurring expense adjustment impacted the Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets and Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets. The ratio would be 2.03% and 2.03%, respectively, without the inclusion of the nonrecurring expense adjustment.

See Notes to Financial Statements.

18	MARCH 31, 2016

Perkins Global Value Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$13.27	$14.77	$14.09	$12.97	$11.67	$11.65
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.10(1)	0.25(1)	0.31(1)	0.38	0.26	0.30
Net realized and unrealized gain/(loss)	0.33	(0.90)	1.15	1.57	1.73	(0.02)
Total from Investment Operations	0.43	(0.65)	1.46	1.95	1.99	0.28
Less Dividends and Distributions:
Dividends (from net investment income)	(0.28)	(0.28)	(0.31)	(0.28)	(0.35)	(0.26)
Distributions (from capital gains)	(0.38)	(0.57)	(0.47)	(0.55)	(0.34)	—
Redemption fees	N/A	N/A	N/A	N/A	—(2)	—(2)
Total Dividends and Distributions	(0.66)	(0.85)	(0.78)	(0.83)	(0.69)	(0.26)
Net Asset Value, End of Period	$13.04	$13.27	$14.77	$14.09	$12.97	$11.67
Total Return*	3.28%	(4.70)%	10.76%	15.91%	17.72%	2.30%
Net Assets, End of Period (in thousands)	$87,330	$88,437	$101,486	$94,989	$79,206	$70,479
Average Net Assets for the Period (in thousands)	$88,138	$98,108	$100,443	$86,385	$75,550	$76,920
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.87%	0.85%	0.95%	0.98%	1.04%	1.03%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.87%	0.85%	0.95%	0.98%	1.04%	1.03%
Ratio of Net Investment Income/(Loss)	1.50%	1.77%	2.10%	1.97%	2.12%	2.25%
Portfolio Turnover Rate	9%	25%	19%	22%	37%	51%

Class I Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$13.07	$14.57	$13.92	$12.78	$11.51	$11.52
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.10(1)	0.26(1)	0.32(1)	0.43	0.37	0.38
Net realized and unrealized gain/(loss)	0.33	(0.88)	1.14	1.52	1.60	(0.09)
Total from Investment Operations	0.43	(0.62)	1.46	1.95	1.97	0.29
Less Dividends and Distributions:
Dividends (from net investment income)	(0.29)	(0.31)	(0.34)	(0.26)	(0.36)	(0.30)
Distributions (from capital gains)	(0.38)	(0.57)	(0.47)	(0.55)	(0.34)	—
Redemption fees	N/A	N/A	N/A	N/A	—(2)	—(2)
Total Dividends and Distributions	(0.67)	(0.88)	(0.81)	(0.81)	(0.70)	(0.30)
Net Asset Value, End of Period	$12.83	$13.07	$14.57	$13.92	$12.78	$11.51
Total Return*	3.36%	(4.60)%	10.89%	16.15%	17.87%	2.40%
Net Assets, End of Period (in thousands)	$43,142	$52,685	$65,529	$22,746	$3,452	$4,517
Average Net Assets for the Period (in thousands)	$47,538	$65,410	$39,067	$14,092	$6,386	$3,934
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.73%	0.74%	0.81%	0.82%	0.95%	0.91%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.73%	0.74%	0.81%	0.82%	0.95%	0.90%
Ratio of Net Investment Income/(Loss)	1.60%	1.87%	2.23%	2.30%	2.20%	2.55%
Portfolio Turnover Rate	9%	25%	19%	22%	37%	51%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Investment Fund	19

Perkins Global Value Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year or period ended September 30	2016	2015	2014	2013	2012(1)
Net Asset Value, Beginning of Period	$13.03	$14.52	$13.86	$12.78	$11.55
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.11(2)	0.28(2)	0.28(2)	0.41	0.03
Net realized and unrealized gain/(loss)	0.33	(0.89)	1.19	1.54	1.20
Total from Investment Operations	0.44	(0.61)	1.47	1.95	1.23
Less Dividends and Distributions:
Dividends (from net investment income)	(0.31)	(0.31)	(0.34)	(0.32)	—
Distributions (from capital gains)	(0.38)	(0.57)	(0.47)	(0.55)	—
Total Dividends and Distributions	(0.69)	(0.88)	(0.81)	(0.87)	—
Net Asset Value, End of Period	$12.78	$13.03	$14.52	$13.86	$12.78
Total Return*	3.44%	(4.52)%	11.01%	16.17%	10.65%
Net Assets, End of Period (in thousands)	$2,828	$2,755	$3,180	$6,009	$5,317
Average Net Assets for the Period (in thousands)	$2,777	$3,297	$3,989	$5,797	$791
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.66%	0.63%	0.76%	0.78%	1.03%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.66%	0.63%	0.76%	0.78%	1.02%
Ratio of Net Investment Income/(Loss)	1.71%	1.98%	1.99%	2.16%	4.09%
Portfolio Turnover Rate	9%	25%	19%	22%	37%

Class S Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$13.31	$14.81	$14.12	$12.99	$11.68	$11.67
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.08(2)	0.20(2)	0.26(2)	0.34	0.22	0.27
Net realized and unrealized gain/(loss)	0.34	(0.89)	1.17	1.58	1.73	(0.03)
Total from Investment Operations	0.42	(0.69)	1.43	1.92	1.95	0.24
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.24)	(0.27)	(0.24)	(0.30)	(0.23)
Distributions (from capital gains)	(0.38)	(0.57)	(0.47)	(0.55)	(0.34)	—
Redemption fees	N/A	N/A	N/A	N/A	—	—(3)
Total Dividends and Distributions	(0.61)	(0.81)	(0.74)	(0.79)	(0.64)	(0.23)
Net Asset Value, End of Period	$13.12	$13.31	$14.81	$14.12	$12.99	$11.68
Total Return*	3.19%	(4.99)%	10.46%	15.56%	17.32%	1.96%
Net Assets, End of Period (in thousands)	$120	$167	$320	$310	$310	$370
Average Net Assets for the Period (in thousands)	$145	$236	$319	$301	$333	$510
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.16%	1.13%	1.26%	1.29%	1.36%	1.36%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.15%	1.12%	1.26%	1.29%	1.35%	1.36%
Ratio of Net Investment Income/(Loss)	1.16%	1.40%	1.77%	1.60%	1.79%	1.67%
Portfolio Turnover Rate	9%	25%	19%	22%	37%	51%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from May 31, 2012 (inception date) through September 30, 2012.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

20	MARCH 31, 2016

Perkins Global Value Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year ended September 30	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$13.24	$14.74	$14.07	$12.95	$11.66	$11.64
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.10(1)	0.25(1)	0.30(1)	0.38	0.27	0.29
Net realized and unrealized gain/(loss)	0.33	(0.90)	1.16	1.57	1.70	(0.03)
Total from Investment Operations	0.43	(0.65)	1.46	1.95	1.97	0.26
Less Dividends and Distributions:
Dividends (from net investment income)	(0.27)	(0.28)	(0.32)	(0.28)	(0.34)	(0.24)
Distributions (from capital gains)	(0.38)	(0.57)	(0.47)	(0.55)	(0.34)	—
Redemption fees	N/A	N/A	N/A	N/A	—(2)	—(2)
Total Dividends and Distributions	(0.65)	(0.85)	(0.79)	(0.83)	(0.68)	(0.24)
Net Asset Value, End of Period	$13.02	$13.24	$14.74	$14.07	$12.95	$11.66
Total Return*	3.34%	(4.75)%	10.74%	15.90%	17.58%	2.18%
Net Assets, End of Period (in thousands)	$62,569	$62,826	$75,318	$53,463	$39,079	$19,582
Average Net Assets for the Period (in thousands)	$63,822	$72,216	$68,538	$41,903	$26,585	$21,082
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.91%	0.89%	1.01%	1.03%	1.12%	1.09%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.91%	0.88%	1.00%	1.03%	1.11%	1.09%
Ratio of Net Investment Income/(Loss)	1.45%	1.75%	2.06%	1.90%	2.02%	2.18%
Portfolio Turnover Rate	9%	25%	19%	22%	37%	51%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Investment Fund	21

Perkins Global Value Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Perkins Global Value Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”)

22	MARCH 31, 2016

Perkins Global Value Fund

Notes to Financial Statements (unaudited)

markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Janus Investment Fund	23

Perkins Global Value Fund

Notes to Financial Statements (unaudited)

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $80,900,636 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

24	MARCH 31, 2016

Perkins Global Value Fund

Notes to Financial Statements (unaudited)

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2016 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a

Janus Investment Fund	25

Perkins Global Value Fund

Notes to Financial Statements (unaudited)

reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended March 31, 2016, the average ending monthly currency value amounts on sold forward currency contracts is $15,190,898.

26	MARCH 31, 2016

Perkins Global Value Fund

Notes to Financial Statements (unaudited)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of March 31, 2016.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of March 31, 2016

Currency Contracts
Asset Derivatives:
Forward currency contracts	$4,829

Liability Derivatives:
Forward currency contracts	$68,354

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2016.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended March 31, 2016

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Investments and foreign currency transactions	$(541,167)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Investments, foreign currency translations and non-interested Trustees' deferred compensation	$(123,098)

Please see the Fund’s Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the

Janus Investment Fund	27

Perkins Global Value Fund

Notes to Financial Statements (unaudited)

financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. One or more countries may abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in

28	MARCH 31, 2016

Perkins Global Value Fund

Notes to Financial Statements (unaudited)

developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of March 31, 2016” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets
Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Credit Suisse International	$ 990	$ (191)	$ -	$ 799
ING Financial Markets LLC	13,200,000	-	(13,200,000)	-
RBC Capital Markets Corp.	20,003,839	-	(20,000,000)	3,839
Total	$ 33,204,829	$ (191)	$ (33,200,000)	$ 4,638

Janus Investment Fund	29

Perkins Global Value Fund

Notes to Financial Statements (unaudited)

Offsetting of Financial Liabilities and Derivative Liabilities
Counterparty	Gross Amounts of Recognized Liabilities	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Credit Suisse International	$ 191	$ (191)	$ -	$ -
HSBC Securities (USA), Inc.	5,988	-	-	5,988
JPMorgan Chase & Co.	62,175	-	-	62,175
Total	$ 68,354	$ (191)	$ -	$ 68,163

(a) Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund may segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the MSCI World IndexSM.

30	MARCH 31, 2016

Perkins Global Value Fund

Notes to Financial Statements (unaudited)

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period, which is generally the previous 36 months.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended March 31, 2016, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.53%.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the Fund’s portfolio operations subject to the general oversight of Janus Capital. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (calculated after any applicable performance fee adjustment). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund’s performance relative to the Fund’s benchmark index over the performance measurement period.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Investment Fund	31

Perkins Global Value Fund

Notes to Financial Statements (unaudited)

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $367,532 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2016. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $92,975 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2016.

32	MARCH 31, 2016

Perkins Global Value Fund

Notes to Financial Statements (unaudited)

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended March 31, 2016, Janus Distributors retained upfront sales charges of $1,399.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended March 31, 2016.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2016, redeeming shareholders of Class C Shares paid CDSCs of $1,621.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 217,363,747	$29,326,889	$(19,339,408)	$ 9,987,481

6. Capital Share Transactions

	Period ended March 31, 2016		Year ended September 30, 2015
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	136,907	$ 1,785,640	629,279	$ 8,944,334
Reinvested dividends and distributions	79,142	1,010,646	104,163	1,449,955
Shares repurchased	(347,946)	(4,457,645)	(715,163)	(10,107,995)
Net Increase/(Decrease)	(131,897)	$ (1,661,359)	18,279	$ 286,294
Class C Shares:
Shares sold	58,927	$ 766,380	269,207	$ 3,723,931
Reinvested dividends and distributions	26,770	335,427	35,811	488,826
Shares repurchased	(172,631)	(2,212,700)	(183,778)	(2,506,329)
Net Increase/(Decrease)	(86,934)	$ (1,110,893)	121,240	$ 1,706,428
Class D Shares:
Shares sold	126,885	$ 1,626,916	436,376	$ 6,188,559
Reinvested dividends and distributions	328,437	4,233,559	404,550	5,679,889
Shares repurchased	(423,674)	(5,531,715)	(1,045,477)	(14,832,900)
Net Increase/(Decrease)	31,648	$ 328,760	(204,551)	$ (2,964,452)

Janus Investment Fund	33

Perkins Global Value Fund

Notes to Financial Statements (unaudited)

	Period ended March 31, 2016		Year ended September 30, 2015
	Shares	Amount	Shares	Amount
Class I Shares:
Shares sold	589,819	$ 7,508,092	2,120,640	$ 29,997,628
Reinvested dividends and distributions	189,247	2,399,650	232,144	3,208,227
Shares repurchased	(1,447,469)	(18,573,205)	(2,818,244)	(39,039,708)
Net Increase/(Decrease)	(668,403)	$ (8,665,463)	(465,460)	$ (5,833,853)
Class N Shares:
Shares sold	13,787	$ 169,700	59,590	$ 845,833
Reinvested dividends and distributions	11,439	144,365	14,311	197,068
Shares repurchased	(15,246)	(191,571)	(81,469)	(1,113,963)
Net Increase/(Decrease)	9,980	$ 122,494	(7,568)	$ (71,062)
Class S Shares:
Shares sold	-	$ -	-	$ -
Reinvested dividends and distributions	575	7,453	1,235	17,453
Shares repurchased	(3,951)	(50,740)	(10,308)	(146,670)
Net Increase/(Decrease)	(3,376)	$ (43,287)	(9,073)	$ (129,217)
Class T Shares:
Shares sold	866,853	$11,426,626	1,407,512	$ 19,881,664
Reinvested dividends and distributions	242,877	3,123,402	306,672	4,299,538
Shares repurchased	(1,046,706)	(13,477,220)	(2,078,343)	(29,451,118)
Net Increase/(Decrease)	63,024	$ 1,072,808	(364,159)	$ (5,269,916)

7. Purchases and Sales of Investment Securities

For the period ended March 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$17,696,395	$ 42,892,312	$ -	$ -

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2016 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

34	MARCH 31, 2016

Perkins Global Value Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2015, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2016 through January 1 or February 1, 2017, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee

Janus Investment Fund	35

Perkins Global Value Fund

Additional Information (unaudited)

for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2015, approximately 70% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2015, approximately 61% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

36	MARCH 31, 2016

Perkins Global Value Fund

Additional Information (unaudited)

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	37

Perkins Global Value Fund

Additional Information (unaudited)

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and INTECH had taken or were taking to improve performance.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and in the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

38	MARCH 31, 2016

Perkins Global Value Fund

Additional Information (unaudited)

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	39

Perkins Global Value Fund

Additional Information (unaudited)

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers,

40	MARCH 31, 2016

Perkins Global Value Fund

Additional Information (unaudited)

was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 14% below the mean total expenses of their respective Broadridge Expense Group peers and 24% below the mean total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 19% below the mean for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the mean total expenses for its Broadridge Expense Group peers and to mean total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) by one estimation methodology, the fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to the estimated fee margins in the industry and relative to estimated fee margins of fund managers using Janus Capital as a subadviser.

The Trustees considered the fees for each Fund for its fiscal year ended in 2014, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Investment Fund	41

Perkins Global Value Fund

Additional Information (unaudited)

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

42	MARCH 31, 2016

Perkins Global Value Fund

Additional Information (unaudited)

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for one share class. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Investment Fund	43

Perkins Global Value Fund

Additional Information (unaudited)

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

44	MARCH 31, 2016

Perkins Global Value Fund

Additional Information (unaudited)

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services

Janus Investment Fund	45

Perkins Global Value Fund

Additional Information (unaudited)

provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant provided an analysis of economies of scale, which included discussion of analysis from prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 85% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 80% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

46	MARCH 31, 2016

Perkins Global Value Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	47

Perkins Global Value Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

48	MARCH 31, 2016

Perkins Global Value Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	49

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutualfunds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus. Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0516-1663				125-24-93057 05-16

SEMIANNUAL REPORT March 31, 2016

Perkins International Value Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Perkins International Value Fund

Perkins International Value Fund (unaudited)

FUND SNAPSHOT

We believe in the timeless adage of the “power of compounding” and reflect this in our focus on mitigating losses in difficult markets. We invest in securities we believe have favorable reward to risk ratios by focusing first on rigorous downside analysis prior to determining upside potential. We seek to outperform both our benchmark and peers over a full market cycle by building diversified portfolios of what we believe to be high-quality, undervalued stocks.

Tadd Chessen co-portfolio manager	Gregory Kolb co-portfolio manager

PERFORMANCE OVERVIEW

Perkins International Value Fund’s Class I Shares returned 1.16% over the six-month period ended March 31, 2016, underperforming its primary benchmark, the MSCI EAFE Index, which returned 1.56%, and its secondary benchmark, the MSCI All Country World ex-U.S. Index, which returned 2.86%.

INVESTMENT ENVIRONMENT

After a volatile third quarter of 2015, which was the biggest drawdown since the third quarter of 2011, global ex-U.S. equity markets (as represented by the MSCI EAFE Index) recovered strongly in the final quarter of the calendar year. As we entered 2016, however, risk was once again front-and-center with fears of a global slowdown, collapsing crude and other commodity prices, and spiking volatility. Financial stocks led the sell-off globally, as concerns that “even lower for even longer” interest rates and recently implemented negative interest rates policies (NIRP) by central banks created great uncertainty about future bank profitability. No one really knows if the experiment with NIRP will be successful or have perverse effects on bank, consumer and corporate behavior. By mid-February, most major markets were down double digits, and government bond yields were compressing to near historic lows (the 10-year Japanese Government Bond yield went negative and the German 10-year dropped to a mere 0.15%).

This deflationary scare was among the factors that caused the European Central Bank (ECB) and other global central banks to react with further aggressive easing. Even the U.S. Federal Reserve (Fed) kept interest rates unchanged and reduced the number of planned interest rate increases in 2016 from four to two. This environment contributed to an abrupt reversal in equities, crude prices, and other risky assets such as high-yield bonds and emerging market equities, in particular, which surged into period-end.

DETRACTORS

Our holdings in industrials, information technology and health care detracted from relative performance. From a country perspective, relative detractors included stock selection in Hong Kong and Japan, as well as our lack of exposure to Australia. Our cash holdings, which averaged roughly 10% during the period, also weighed on relative performance.

The leading detractor during the period was Cobham, a UK-based manufacturer of systems and components primarily serving the aerospace and defense industry. As the defense industry contracted in recent years, Cobham increased its exposure to commercial industries, particularly via its $1.4 billion acquisition of Aeroflex in 2014. Management had guided to a return to revenue and EPS growth in 2015 as defense sales (approximately 60%) neared their trough, and commercial sales (approximately 40%) delivered robust growth. Unfortunately, the commercial activities delivered disappointing performance in the second half of 2015, weighed down by marine and energy markets, which negatively impacted the stock during the period. Though some cyclical end market headwinds may persist in its commercial activities, we believe an inflection in its defense markets will sustain the business. We find Cobham’s risk-reward ratio very favorable and added to our position.

Novartis also underperformed during the period as its Alcon business has continued to be relatively weak, and expectations for its newly launched cardiovascular drug, Entresto, have been reduced. Furthermore, the company is undergoing an investigation into its marketing practices. Although the ultimate outcome of this case is unknown, similar investigations at other companies in the past have led to meaningful fines. Despite the current challenges, we continue to hold the stock as we believe the company

Janus Investment Fund	1

Perkins International Value Fund (unaudited)

is still in a position for stable long-term growth while trading at a reasonable valuation.

G4S is a leading global provider of integrated security products, services and solutions in over 110 countries with over 620,000 employees. The stock contributed negatively in the last six months as the company disappointed investors with lower than expected sales growth, flat margin, and higher leverage than expected. The uncertainty around its debt rating, however, has been cleared, as S&P reaffirmed its rating based on the company’s credible disposal plan. We believe the outlook of 4% to 6% organic growth in the underlying business is resilient in the current environment. Declining restructuring costs and a reduction in exceptional provisions should also lead to margin improvement. We think the risk-reward is compelling at this level.

CONTRIBUTORS

Stock selection in financials and our overweight allocations to telecommunication services and consumer staples contributed to relative performance. On a country basis, our stock selection in Canada and Sweden, along with our zero weighting to Italy, aided relative returns.

Rogers Communications, a leading provider of wireless telecommunications and cable TV in Canada led our individual contributors this period. During the period, the company reported solid operating results with better than expected wireless and cable TV margins. Wireless revenue growth is finally starting to show momentum as net adds rose and churn fell, even in an intensely competitive environment. The strength of the Canadian dollar during the first quarter of 2016 also aided the outperformance.

Another contributor was Swedish Match, a leading producer of smokeless tobacco products, cigars, matches and lighters. The company outperformed after delivering strong results for the third quarter of 2015, driven by growth in its “other” tobacco products division (chewing tobacco and cigars) and by stemming the market share losses in its core snus business in Sweden. In November, Swedish Match was also the first company to receive the newly-required FDA “pre-market authorization” to launch new tobacco products in the U.S. for eight new snus products. While this is not to be confused with a “modified risk designation” for snus (still pending with the FDA), and does not mean Swedish Match can claim snus to be “FDA-approved”, it is nevertheless a favorable regulatory development. In the first quarter of 2016, the company conducted an initial public offering of its equity investment in Scandinavian Tobacco Group (STG), which allowed it to monetize approximately half its stake and issue a special dividend for shareholders. The reward-to-risk ratio has compressed, and we have trimmed the position accordingly.

Danone is the world’s largest yogurt maker, and has other operations including infant nutrition, water and medical nutrition. The shares have performed well largely due to three main factors: 1) the company has seen robust growth in its non-dairy activities due to the structural attractiveness of those categories (especially infant nutrition in China and enhanced “aquadrinks” in emerging markets); 2) improving performance in its dairy business, especially in Europe, which management has been achieving due to stock keeping unit (SKU) reduction/rationalization and improved marketing; and 3) capital allocation discipline from the group’s new CEO, Emmanuel Faber, who has pledged to focus on improving economic returns as opposed to chasing value-destructive mergers and acquisitions (M&A), which was frequently a criticism of former CEO Franck Riboud. Despite a history of execution challenges and capital allocation blunders, Danone appears more disciplined and is delivering improving organic growth across its structurally-advantaged portfolio.

OUTLOOK AND POSITIONING

In this type of turbulent market with heightened volatility driven by central bank policy, it can pay to be cautious. At Perkins we have cast a wary eye on the various actions taken by central banks to overtly influence asset prices as well as the competitive currency devaluations we are witnessing. We consider whether this equity market “put” to the central banks introduces renewed complacency by market participants, valuation risk in asset prices, and deferral of needed structural reform by politicians from the developed world to the emerging.

We have navigated the Fund through many types of market environments, and we are particularly excited by the opportunities presented to us during these bouts of volatility. We maintain our disciplined process of relentlessly seeking “quality on sale” by investing in cash-generative businesses that we believe have strong competitive positions and solid balance sheets that can survive and thrive through the current and unforeseen difficulties. We focus our search for these types of companies when they are out-of-favor and have very favorable reward/risk ratios. In our experience, this can minimize downside capture and allows us to participate in

2	MARCH 31, 2016

Perkins International Value Fund (unaudited)

upside market gains, making our primary goal of compounding higher than benchmark returns over a full market cycle more achievable.

We continue to hold significant stakes in European multinationals, stocks which typically exhibit stable cash flows that are relatively less economically sensitive than the broad market. We continue to be very selective with our emerging market positions. Cash remains high due to a lack of what we believe to be bargain securities. In building the portfolio, we try to maintain the mindset that “things change” – including the global financial markets. As such, we are aiming to be prepared for whatever comes our way over the next few years.

Thank you for your investment and continued confidence in Perkins Investment Management.

Janus Investment Fund	3

Perkins International Value Fund (unaudited)

Fund At A Glance

March 31, 2016

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Rogers Communications, Inc. - Class B	0.46%	Cobham PLC	-0.57%
	Swedish Match AB	0.45%	Novartis AG	-0.56%
	Danone SA	0.39%	G4S PLC	-0.37%
	Canadian Natural Resources, Ltd.	0.35%	Stock Spirits Group PLC	-0.31%
	Imperial Brands PLC	0.31%	Michael Page International PLC	-0.31%

	5 Top Performers - Sectors*
			Fund Weighting	MSCI EAFE® Index
		Fund Contribution	(Average % of Equity)	Weighting
	Financials	1.94%	3.56%	24.94%
	Telecommunication Services	0.26%	9.22%	5.01%
	Consumer Staples	0.20%	22.14%	12.22%
	Consumer Discretionary	0.17%	8.32%	13.17%
	Energy	0.04%	4.91%	4.74%

	5 Bottom Performers - Sectors*
			Fund Weighting	MSCI EAFE® Index
		Fund Contribution	(Average % of Equity)	Weighting
	Industrials	-1.02%	21.69%	12.78%
	Information Technology	-0.37%	3.70%	5.11%
	Health Care	-0.28%	9.73%	11.72%
	Other**	-0.18%	9.60%	0.00%
	Utilities	-0.10%	2.55%	3.81%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

4	MARCH 31, 2016

Perkins International Value Fund (unaudited)

Fund At A Glance

March 31, 2016

5 Largest Equity Holdings - (% of Net Assets)
BAE Systems PLC
Aerospace & Defense	3.2%
Swedish Match AB
Tobacco	3.1%
Danone SA
Food Products	3.1%
Imperial Brands PLC
Tobacco	3.1%
Diageo PLC
Beverages	3.1%
15.6%

Asset Allocation - (% of Net Assets)
Common Stocks	93.0%
Repurchase Agreements	6.9%
Other	0.1%
100.0%

Emerging markets comprised 7.8% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2016	As of September 30, 2015

Janus Investment Fund	5

Perkins International Value Fund (unaudited)

Performance

See important disclosures on the next page.

				Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2016				per the January 28, 2016 prospectuses
	Fiscal Year-to-Date	One Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	0.95%	-4.72%	3.17%	2.28%	1.21%
Class A Shares at MOP	-4.89%	-10.17%	1.15%
Class C Shares at NAV	0.57%	-5.47%	2.37%	3.02%	1.94%
Class C Shares at CDSC	-0.42%	-6.40%	2.37%
Class D Shares(1)	1.02%	-4.66%	3.27%	2.14%	1.11%
Class I Shares	1.16%	-4.53%	3.40%	2.08%	1.01%
Class N Shares	1.12%	-4.47%	3.45%	2.00%	0.94%
Class S Shares	0.88%	-4.77%	3.04%	2.50%	1.43%
Class T Shares	1.01%	-4.67%	3.21%	2.25%	1.18%
MSCI EAFE® Index	1.56%	-8.27%	2.39%
MSCI All Country World ex-U.S. Index℠	2.86%	-9.19%	0.46%
Morningstar Quartile - Class I Shares	-	1st	2nd
Morningstar Ranking - based on total returns for Foreign Large Value Funds	-	31/380	94/347

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through February 1, 2017.

6	MARCH 31, 2016

Perkins International Value Fund (unaudited)

Performance

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility, lower liquidity and differing financial and information reporting standards, all of which are magnified in emerging markets.

Holding a meaningful portion of assets in cash or cash equivalents may negatively affect performance.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Until three years from inception, Janus Capital may recover expenses previously waived or reimbursed if the expense ratio falls below certain limits.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2016 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – April 1, 2013

(1) Closed to certain new investors.

Janus Investment Fund	7

Perkins International Value Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/15)	Ending Account Value (3/31/16)	Expenses Paid During Period (10/1/15 - 3/31/16)†	Beginning Account Value (10/1/15)	Ending Account Value (3/31/16)	Expenses Paid During Period (10/1/15 - 3/31/16)†	Net Annualized Expense Ratio (10/1/15 - 3/31/16)
Class A Shares	$1,000.00	$1,009.50	$6.43	$1,000.00	$1,018.60	$6.46	1.28%
Class C Shares	$1,000.00	$1,005.70	$10.08	$1,000.00	$1,014.95	$10.13	2.01%
Class D Shares	$1,000.00	$1,010.20	$5.63	$1,000.00	$1,019.40	$5.65	1.12%
Class I Shares	$1,000.00	$1,011.60	$5.33	$1,000.00	$1,019.70	$5.35	1.06%
Class N Shares	$1,000.00	$1,011.20	$4.88	$1,000.00	$1,020.15	$4.90	0.97%
Class S Shares	$1,000.00	$1,008.80	$7.08	$1,000.00	$1,017.95	$7.11	1.41%
Class T Shares	$1,000.00	$1,010.10	$6.13	$1,000.00	$1,018.90	$6.16	1.22%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	MARCH 31, 2016

Perkins International Value Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares or Principal Amounts		Value
Common Stocks – 93.0%
Aerospace & Defense – 7.3%
BAE Systems PLC	50,237	$367,203
Cobham PLC	71,173	221,885
Meggitt PLC	28,621	167,111
Safran SA	1,338	93,587
		849,786
Air Freight & Logistics – 1.0%
Panalpina Welttransport Holding AG	1,024	114,417
Automobiles – 4.3%
Honda Motor Co., Ltd.	8,400	230,360
Hyundai Motor Co.	2,026	270,216
		500,576
Beverages – 4.1%
Diageo PLC	13,325	360,019
Stock Spirits Group PLC	52,499	110,633
		470,652
Chemicals – 2.5%
Nippon Fine Chemical Co., Ltd.	7,800	53,303
Nitto FC Co., Ltd.	7,200	56,689
Potash Corp. of Saskatchewan, Inc.	10,433	177,633
		287,625
Commercial Banks – 1.8%
Lloyds Banking Group PLC	179,178	175,015
Royal Bank of Scotland Group PLC*	9,766	31,231
		206,246
Commercial Services & Supplies – 3.3%
G4S PLC	57,176	156,491
Secom Co., Ltd.	2,300	170,993
Secom Joshinetsu Co., Ltd.	1,700	50,760
		378,244
Communications Equipment – 0.4%
Icom, Inc.	2,400	43,871
Construction Materials – 2.3%
HeidelbergCement AG	2,029	173,706
Vicat SA	1,472	95,457
		269,163
Diversified Consumer Services – 0.2%
Shingakukai Co., Ltd.	4,100	21,387
Diversified Financial Services – 1.2%
Deutsche Boerse AG	1,593	135,908
Diversified Telecommunication Services – 2.9%
Singapore Telecommunications, Ltd.	77,000	218,286
Telenor ASA	7,072	114,507
Telesites SAB de CV*	16,534	9,600
		342,393
Electrical Equipment – 2.7%
ABB, Ltd.*	12,290	239,612
Cosel Co., Ltd.	7,500	72,047
		311,659
Electronic Equipment, Instruments & Components – 0.2%
Kitagawa Industries Co., Ltd.	2,888	29,257
Food & Staples Retailing – 1.4%
Tesco PLC*	58,729	161,754
Food Products – 6.9%
Danone SA	5,107	363,196
Nestle SA	3,856	288,237
Orkla ASA	16,505	149,588
		801,021
Health Care Equipment & Supplies – 0.5%
Medikit Co., Ltd.	150	4,812

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Perkins International Value Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares or Principal Amounts		Value
Common Stocks – (continued)
Health Care Equipment & Supplies – (continued)
Nakanishi, Inc.	1,600	$50,831
		55,643
Health Care Providers & Services – 1.0%
As One Corp.	3,000	113,570
Industrial Conglomerates – 2.9%
CK Hutchison Holdings, Ltd.	17,184	223,077
Smiths Group PLC	7,539	116,488
		339,565
Insurance – 1.1%
Sompo Japan Nipponkoa Holdings, Inc.	4,700	133,152
Media – 2.5%
Grupo Televisa SAB (ADR)	7,642	209,849
UBM PLC	9,358	80,763
		290,612
Multi-Utilities – 2.4%
Engie SA	18,297	283,936
Oil, Gas & Consumable Fuels – 5.1%
BP PLC (ADR)	7,244	218,624
Canadian Natural Resources, Ltd.	4,885	132,150
Cenovus Energy, Inc.	8,630	112,311
Royal Dutch Shell PLC - Class A	5,127	123,982
		587,067
Personal Products – 2.0%
Unilever NV	5,087	227,939
Pharmaceuticals – 8.8%
GlaxoSmithKline PLC	13,265	268,965
Novartis AG	4,247	307,965
Roche Holding AG	847	208,578
Sanofi	2,863	230,807
		1,016,315
Professional Services – 1.8%
Michael Page International PLC	34,966	214,301
Real Estate Management & Development – 1.2%
Brookfield Real Estate Services, Inc.	6,058	67,736
Cheung Kong Property Holdings, Ltd.	12,000	77,271
		145,007
Software – 2.1%
Lectra	4,823	70,125
Nintendo Co., Ltd.	1,200	170,621
		240,746
Specialty Retail – 2.0%
Matas A/S	5,202	105,278
Nitori Holdings Co., Ltd.	1,400	128,268
		233,546
Technology Hardware, Storage & Peripherals – 0.9%
Canon, Inc.	3,600	107,331
Tobacco – 7.6%
Imperial Brands PLC	6,513	361,293
KT&G Corp.	1,632	157,005
Swedish Match AB	10,695	363,221
		881,519
Trading Companies & Distributors – 0.2%
Kuroda Electric Co., Ltd.	1,800	26,953
Transportation Infrastructure – 2.5%
BBA Aviation PLC	41,986	120,825
Flughafen Zuerich AG	119	106,595
Hamburger Hafen und Logistik AG	4,531	66,704
		294,124

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2016

Perkins International Value Fund

Schedule of Investments (unaudited)

March 31, 2016

Shares or Principal Amounts		Value
Common Stocks – (continued)
Wireless Telecommunication Services – 5.9%
America Movil SAB de CV - Series L	330,681	$257,097
Rogers Communications, Inc. - Class B	5,834	233,612
Vodafone Group PLC	61,768	196,202
		686,911
Total Common Stocks (cost $11,511,999)		10,802,196
Repurchase Agreements – 6.9%
Undivided interest of 0.8% in a joint repurchase agreement (principal amount $96,500,000 with a maturity value of $96,500,724) with ING Financial Markets LLC, 0.2700%, dated 3/31/16, maturing 4/1/16 to be repurchased at $800,006 collateralized by $97,895,000 in U.S. Treasuries 0.8750% - 2.2500%, 6/15/17 - 11/15/25 with a value of $98,435,012 (cost $800,000)	$800,000	800,000
Total Investments (total cost $12,311,999) – 99.9%		11,602,196
Cash, Receivables and Other Assets, net of Liabilities – 0.1%		6,509
Net Assets – 100%		$11,608,705

Summary of Investments by Country - (Long Positions) (unaudited)

		% of Investment Securities

Country	Value
United Kingdom	$3,452,785	29.8%
Japan	1,464,205	12.6
Switzerland	1,265,404	10.9
France	1,137,108	9.8
United States	800,000	6.9
Canada	723,442	6.2
Mexico	476,546	4.1
South Korea	427,221	3.7
Germany	376,318	3.2
Sweden	363,221	3.1
Hong Kong	300,348	2.6
Norway	264,095	2.3
Netherlands	227,939	2.0
Singapore	218,286	1.9
Denmark	105,278	0.9

Total	$11,602,196	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Perkins International Value Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country World ex- U.S. IndexSM

An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

MSCI EAFE® Index

A free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund's investments in securities and other financial instruments as of March 31, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$ 10,802,196	$ -	$ -
Repurchase Agreements	-	800,000	-
Total Assets	$ 10,802,196	$ 800,000	$ -

12	MARCH 31, 2016

Perkins International Value Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2016

See footnotes at the end of the Statement.

Assets:
Investments, at cost(1)	$12,311,999
Unaffiliated investments, at value	10,802,196
Repurchase agreements, at value	800,000
Cash	87,910
Cash denominated in foreign currency(2)	7,783
Non-interested Trustees' deferred compensation	223
Receivables:
Investments sold	88,945
Dividends	39,576
Due from adviser	39,186
Foreign tax reclaims	19,261
Fund shares sold	50
Other assets	93
Total Assets	11,885,223
Liabilities:
Payables:	—
Investments purchased	207,883
Professional fees	17,284
Fund shares repurchased	14,653
Advisory fees	7,739
Transfer agent fees and expenses	2,192
Custodian fees	1,210
12b-1 Distribution and shareholder servicing fees	318
Non-interested Trustees' deferred compensation fees	223
Fund administration fees	92
Non-interested Trustees' fees and expenses	76
Accrued expenses and other payables	24,848
Total Liabilities	276,518
Net Assets	$11,608,705

See Notes to Financial Statements.

Janus Investment Fund	13

Perkins International Value Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2016

Net Assets Consist of:
Capital (par value and paid-in surplus)	$12,361,926
Undistributed net investment income/(loss)	(42,251)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(1,103)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(709,867)
Total Net Assets	$11,608,705
Net Assets - Class A Shares	$293,798
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	29,239
Net Asset Value Per Share(3)	$10.05
Maximum Offering Price Per Share(4)	$10.66
Net Assets - Class C Shares	$253,965
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	25,347
Net Asset Value Per Share(3)	$10.02
Net Assets - Class D Shares	$2,475,344
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	246,959
Net Asset Value Per Share	$10.02
Net Assets - Class I Shares	$6,117,695
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	610,820
Net Asset Value Per Share	$10.02
Net Assets - Class N Shares	$1,373,783
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	136,970
Net Asset Value Per Share	$10.03
Net Assets - Class S Shares	$221,433
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	22,005
Net Asset Value Per Share	$10.06
Net Assets - Class T Shares	$872,687
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	87,051
Net Asset Value Per Share	$10.03

(1) Includes cost of repurchase agreements of $800,000.

(2) Includes cost of $7,783.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

14	MARCH 31, 2016

Perkins International Value Fund

Statement of Operations (unaudited)

For the period ended March 31, 2016

Investment Income:
Dividends	$159,772
Interest	807
Foreign tax withheld	(12,880)
Total Investment Income	147,699
Expenses:
Advisory fees	46,970
12b-1Distribution and shareholder servicing fees:
Class A Shares	324
Class C Shares	1,260
Class S Shares	274
Transfer agent administrative fees and expenses:
Class D Shares	1,498
Class S Shares	274
Class T Shares	1,062
Transfer agent networking and omnibus fees:
Class A Shares	50
Class C Shares	16
Class I Shares	2,679
Other transfer agent fees and expenses:
Class A Shares	40
Class C Shares	46
Class D Shares	478
Class I Shares	390
Class N Shares	41
Class T Shares	43
Registration fees	81,703
Professional fees	19,030
Accounting systems fee	17,415
Shareholder reports expense	5,259
Custodian fees	2,584
Fund administration fees	493
Non-interested Trustees’ fees and expenses	164
Other expenses	239
Total Expenses	182,332
Less: Excess Expense Reimbursement	(117,309)
Net Expenses	65,023
Net Investment Income/(Loss)	82,676
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	35,876
Total Net Realized Gain/(Loss) on Investments	35,876
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(12,871)
Total Change in Unrealized Net Appreciation/Depreciation	(12,871)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$105,681

See Notes to Financial Statements.

Janus Investment Fund	15

Perkins International Value Fund

Statements of Changes in Net Assets

	Period ended March 31, 2016 (unaudited)	Year ended September 30, 2015

Operations:
Net investment income/(loss)	$82,676	$176,694
Net realized gain/(loss) on investments	35,876	85,406
Change in unrealized net appreciation/depreciation	(12,871)	(1,044,295)
Net Increase/(Decrease) in Net Assets Resulting from Operations	105,681	(782,195)
Dividends and Distributions to Shareholders:
Class A Shares	(5,769)	(4,238)
Class C Shares	(3,244)	(3,081)
Class D Shares	(59,132)	(39,851)
Class I Shares	(155,200)	(144,616)
Class N Shares	(40,846)	(28,808)
Class S Shares	(4,735)	(4,247)
Class T Shares	(19,937)	(14,338)
Total Dividends from Net Investment Income	(288,863)	(239,179)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(1,890)	(5,707)
Class C Shares	(1,859)	(6,128)
Class D Shares	(18,053)	(51,368)
Class I Shares	(44,837)	(174,654)
Class N Shares	(11,534)	(34,714)
Class S Shares	(1,598)	(5,634)
Class T Shares	(6,367)	(18,384)
Total Distributions from Net Realized Gain from Investment Transactions	(86,138)	(296,589)
Net Decrease from Dividends and Distributions to Shareholders	(375,001)	(535,768)
Capital Share Transactions:
Class A Shares	78,549	15,475
Class C Shares	4,875	27,578
Class D Shares	32,031	414,498
Class I Shares	21,641	(273,144)
Class N Shares	(88,484)	292,047
Class S Shares	6,333	29,881
Class T Shares	27,966	220,534
Net Increase/(Decrease) from Capital Share Transactions	82,911	726,869
Net Increase/(Decrease) in Net Assets	(186,409)	(591,094)
Net Assets:
Beginning of period	11,795,114	12,386,208
End of period	$11,608,705	$11,795,114

Undistributed Net Investment Income/(Loss)	$(42,251)	$163,936

See Notes to Financial Statements.

16	MARCH 31, 2016

Perkins International Value Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year or period ended September 30	2016	2015	2014		2013(1)
Net Asset Value, Beginning of Period	$10.26	$11.42	$10.98		$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.06(2)	0.14(2)	0.21(2)		0.10
Net realized and unrealized gain/(loss)	0.03	(0.82)	0.38		0.88
Total from Investment Operations	0.09	(0.68)	0.59		0.98
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.20)	(0.05)		—
Distributions (from capital gains)	(0.07)	(0.28)	(0.10)		—
Total Dividends and Distributions	(0.30)	(0.48)	(0.15)		—
Net Asset Value, End of Period	$10.05	$10.26	$11.42		$10.98
Total Return*	0.95%	(6.05)%	5.45%		9.80%
Net Assets, End of Period (in thousands)	$294	$220	$229		$508
Average Net Assets for the Period (in thousands)	$259	$233	$258		$460
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.32%	2.28%	2.20%		12.52%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.28%	1.27%	1.20%		1.36%
Ratio of Net Investment Income/(Loss)	1.26%	1.28%	1.80%		1.80%
Portfolio Turnover Rate	7%	12%	37%		7%
				1

Class C Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year or period ended September 30	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$10.17	$11.34	$10.94	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(2)	0.06(2)	0.12(2)	0.07
Net realized and unrealized gain/(loss)	0.02	(0.81)	0.38	0.87
Total from Investment Operations	0.05	(0.75)	0.50	0.94
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.14)	—	—
Distributions (from capital gains)	(0.07)	(0.28)	(0.10)	—
Total Dividends and Distributions	(0.20)	(0.42)	(0.10)	—
Net Asset Value, End of Period	$10.02	$10.17	$11.34	$10.94
Total Return*	0.57%	(6.77)%	4.59%	9.40%
Net Assets, End of Period (in thousands)	$254	$253	$252	$469
Average Net Assets for the Period (in thousands)	$252	$251	$277	$447
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.99%	3.02%	3.02%	13.51%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.01%	2.00%	2.00%	2.06%
Ratio of Net Investment Income/(Loss)	0.50%	0.54%	1.04%	1.14%
Portfolio Turnover Rate	7%	12%	37%	7%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from April 1, 2013 (inception date) through September 30, 2013.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Perkins International Value Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year or period ended September 30	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$10.24	$11.40	$10.98	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.07(2)	0.16(2)	0.22(2)	0.06
Net realized and unrealized gain/(loss)	0.03	(0.83)	0.39	0.92
Total from Investment Operations	0.10	(0.67)	0.61	0.98
Less Dividends and Distributions:
Dividends (from net investment income)	(0.25)	(0.21)	(0.09)	—
Distributions (from capital gains)	(0.07)	(0.28)	(0.10)	—
Total Dividends and Distributions	(0.32)	(0.49)	(0.19)	—
Net Asset Value, End of Period	$10.02	$10.24	$11.40	$10.98
Total Return*	1.02%	(5.98)%	5.59%	9.80%
Net Assets, End of Period (in thousands)	$2,475	$2,492	$2,346	$1,439
Average Net Assets for the Period (in thousands)	$2,496	$2,450	$1,816	$931
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.26%	2.14%	2.44%	11.24%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.12%	1.16%	1.17%	1.16%
Ratio of Net Investment Income/(Loss)	1.43%	1.44%	1.92%	1.48%
Portfolio Turnover Rate	7%	12%	37%	7%

Class I Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year or period ended September 30	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$10.24	$11.41	$11.00	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.07(2)	0.16(2)	0.27(2)	0.03
Net realized and unrealized gain/(loss)	0.04	(0.82)	0.34	0.97
Total from Investment Operations	0.11	(0.66)	0.61	1.00
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	(0.23)	(0.10)	—
Distributions (from capital gains)	(0.07)	(0.28)	(0.10)	—
Total Dividends and Distributions	(0.33)	(0.51)	(0.20)	—
Net Asset Value, End of Period	$10.02	$10.24	$11.41	$11.00
Total Return*	1.16%	(5.94)%	5.61%	10.00%
Net Assets, End of Period (in thousands)	$6,118	$6,236	$7,239	$2,583
Average Net Assets for the Period (in thousands)	$6,162	$6,755	$6,812	$967
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.03%	2.08%	2.14%	6.34%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.06%	1.06%	0.99%	0.92%
Ratio of Net Investment Income/(Loss)	1.45%	1.46%	2.34%	1.49%
Portfolio Turnover Rate	7%	12%	37%	7%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from April 1, 2013 (inception date) through September 30, 2013.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	MARCH 31, 2016

Perkins International Value Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year or period ended September 30	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$10.26	$11.42	$11.00	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.08(2)	0.17(2)	0.26(2)	0.08
Net realized and unrealized gain/(loss)	0.02	(0.82)	0.36	0.92
Total from Investment Operations	0.10	(0.65)	0.62	1.00
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	(0.23)	(0.10)	—
Distributions (from capital gains)	(0.07)	(0.28)	(0.10)	—
Total Dividends and Distributions	(0.33)	(0.51)	(0.20)	—
Net Asset Value, End of Period	$10.03	$10.26	$11.42	$11.00
Total Return*	1.12%	(5.84)%	5.68%	10.00%
Net Assets, End of Period (in thousands)	$1,374	$1,508	$1,375	$844
Average Net Assets for the Period (in thousands)	$1,504	$1,505	$1,119	$595
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.89%	2.00%	2.16%	11.22%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.97%	0.99%	0.99%	1.02%
Ratio of Net Investment Income/(Loss)	1.49%	1.57%	2.23%	1.82%
Portfolio Turnover Rate	7%	12%	37%	7%

Class S Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year or period ended September 30	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$10.27	$11.44	$10.97	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.06(2)	0.14(2)	0.19(2)	0.10
Net realized and unrealized gain/(loss)	0.02	(0.82)	0.38	0.87
Total from Investment Operations	0.08	(0.68)	0.57	0.97
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(0.21)	—(3)	—
Distributions (from capital gains)	(0.07)	(0.28)	(0.10)	—
Total Dividends and Distributions	(0.29)	(0.49)	(0.10)	—
Net Asset Value, End of Period	$10.06	$10.27	$11.44	$10.97
Total Return*	0.88%	(6.10)%	5.27%	9.70%
Net Assets, End of Period (in thousands)	$221	$219	$213	$473
Average Net Assets for the Period (in thousands)	$219	$231	$240	$467
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.44%	2.50%	2.49%	13.17%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.40%	1.28%	1.34%	1.56%
Ratio of Net Investment Income/(Loss)	1.12%	1.27%	1.66%	1.65%
Portfolio Turnover Rate	7%	12%	37%	7%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from April 1, 2013 (inception date) through September 30, 2013.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	19

Perkins International Value Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2016 (unaudited) and each year or period ended September 30	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$10.24	$11.41	$10.99	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.06(2)	0.15(2)	0.22(2)	0.07
Net realized and unrealized gain/(loss)	0.03	(0.82)	0.37	0.92
Total from Investment Operations	0.09	(0.67)	0.59	0.99
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.22)	(0.07)	—
Distributions (from capital gains)	(0.07)	(0.28)	(0.10)	—
Total Dividends and Distributions	(0.30)	(0.50)	(0.17)	—
Net Asset Value, End of Period	$10.03	$10.24	$11.41	$10.99
Total Return*	1.01%	(6.06)%	5.42%	9.90%
Net Assets, End of Period (in thousands)	$873	$867	$733	$972
Average Net Assets for the Period (in thousands)	$849	$870	$702	$762
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.17%	2.25%	2.29%	11.54%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.22%	1.23%	1.19%	1.27%
Ratio of Net Investment Income/(Loss)	1.28%	1.34%	1.89%	1.48%
Portfolio Turnover Rate	7%	12%	37%	7%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from April 1, 2013 (inception date) through September 30, 2013.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	MARCH 31, 2016

Perkins International Value Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Perkins International Value Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund invests primarily in equity securities. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is

Janus Investment Fund	21

Perkins International Value Fund

Notes to Financial Statements (unaudited)

intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $8,643,670 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

22	MARCH 31, 2016

Perkins International Value Fund

Notes to Financial Statements (unaudited)

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Janus Investment Fund	23

Perkins International Value Fund

Notes to Financial Statements (unaudited)

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. One or more countries may abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

24	MARCH 31, 2016

Perkins International Value Fund

Notes to Financial Statements (unaudited)

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund, to the extent that emerging markets may be included in its benchmark index, may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Janus Investment Fund	25

Perkins International Value Fund

Notes to Financial Statements (unaudited)

Offsetting of Financial Assets and Derivative Assets
Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
ING Financial Markets LLC	$ 800,000	$ -	$ (800,000)	$ -

(a) Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b) Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.80%.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the Fund’s portfolio operations subject to the general oversight of Janus Capital. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.93%. Janus Capital has agreed to continue the waiver until at least

26	MARCH 31, 2016

Perkins International Value Fund

Notes to Financial Statements (unaudited)

February 1, 2017. The previous expense limit (until February 1, 2016) was 0.98%. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

For a period of three years subsequent to the Fund’s commencement of operations, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit. If applicable, this amount is disclosed as “Recoupment expense” on the Statement of Operations. During the period ended March 31, 2016, Janus Capital reimbursed the Fund $117,241 of fees and expenses that are eligible for recoupment. As of March 31, 2016, the aggregate amount of recoupment that may potentially be made to Janus Capital is $592,279. The recoupment of such reimbursements expires April 1, 2016.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of

Janus Investment Fund	27

Perkins International Value Fund

Notes to Financial Statements (unaudited)

Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). The Fund also pays for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $367,532 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2016. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $92,975 were paid by the Trust to a Trustee under the Deferred Plan during the period ended March 31, 2016.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. There were no upfront sales charges retained by Janus Distributors during the period ended March 31, 2016.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended March 31, 2016.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the period ended March 31, 2016.

28	MARCH 31, 2016

Perkins International Value Fund

Notes to Financial Statements (unaudited)

As of March 31, 2016, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	62%	2%
Class C Shares	78	2
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	35	4
Class S Shares	91	2
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 12,439,357	$ 686,186	$ (1,523,347)	$ (837,161)

Janus Investment Fund	29

Perkins International Value Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended March 31, 2016		Year ended September 30, 2015
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	7,160	$ 72,780	635	$ 7,094
Reinvested dividends and distributions	773	7,659	945	9,945
Shares repurchased	(191)	(1,890)	(149)	(1,564)
Net Increase/(Decrease)	7,742	$ 78,549	1,431	$ 15,475
Class C Shares:
Shares sold	-	$ -	1,902	$ 19,876
Reinvested dividends and distributions	516	5,103	878	9,209
Shares repurchased	(24)	(228)	(144)	(1,507)
Net Increase/(Decrease)	492	$ 4,875	2,636	$ 27,578
Class D Shares:
Shares sold	51,252	$502,523	137,186	$1,509,709
Reinvested dividends and distributions	7,658	75,659	8,479	88,945
Shares repurchased	(55,313)	(546,151)	(108,013)	(1,184,156)
Net Increase/(Decrease)	3,597	$ 32,031	37,652	$ 414,498
Class I Shares:
Shares sold	956	$ 9,975	11,830	$ 126,799
Reinvested dividends and distributions	20,267	200,037	30,436	319,270
Shares repurchased	(19,167)	(188,371)	(67,873)	(719,213)
Net Increase/(Decrease)	2,056	$ 21,641	(25,607)	$ (273,144)
Class N Shares:
Shares sold	16,305	$164,568	33,733	$ 370,718
Reinvested dividends and distributions	5,302	52,380	6,050	63,522
Shares repurchased	(31,686)	(305,432)	(13,117)	(142,193)
Net Increase/(Decrease)	(10,079)	$ (88,484)	26,666	$ 292,047
Class S Shares:
Shares sold	-	$ -	1,841	$ 20,000
Reinvested dividends and distributions	638	6,333	938	9,881
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	638	$ 6,333	2,779	$ 29,881
Class T Shares:
Shares sold	8,991	$ 90,277	37,866	$ 405,388
Reinvested dividends and distributions	2,662	26,304	3,116	32,722
Shares repurchased	(9,257)	(88,615)	(20,576)	(217,576)
Net Increase/(Decrease)	2,396	$ 27,966	20,406	$ 220,534

6. Purchases and Sales of Investment Securities

For the period ended March 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 1,167,264	$ 759,475	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2016 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

30	MARCH 31, 2016

Perkins International Value Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2015, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2016 through January 1 or February 1, 2017, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees (excluding out of pocket costs), net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee

Janus Investment Fund	31

Perkins International Value Fund

Additional Information (unaudited)

for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has been strong: for the 36 months ended September 30, 2015, approximately 70% of the Funds were in the top two Broadridge quartiles of performance, and for the 12 months ended September 30, 2015, approximately 61% of the Funds were in the top two Broadridge quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and its limited performance history.

• For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

32	MARCH 31, 2016

Perkins International Value Fund

Additional Information (unaudited)

• For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

• For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

Value Funds

• For Perkins International Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	33

Perkins International Value Fund

Additional Information (unaudited)

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or were taking to improve performance, and that the performance trend was improving.

• For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and INTECH had taken or were taking to improve performance.

• For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and in the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Research Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

34	MARCH 31, 2016

Perkins International Value Fund

Additional Information (unaudited)

• For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	35

Perkins International Value Fund

Additional Information (unaudited)

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2015 and the second Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the third Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, due to limited performance for the Fund, performance history was not a material factor.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2015 and the first Broadridge quartile for the 12 months ended May 31, 2015.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2015 and the bottom Broadridge quartile for the 12 months ended May 31, 2015. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Fund’s performance warranted continuation of the Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration, but excluding out-of-pocket costs) fees for many of the Funds, after applicable waivers,

36	MARCH 31, 2016

Perkins International Value Fund

Additional Information (unaudited)

was below the mean management fee rate of the respective peer group of funds selected by an independent data provider. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

The independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 14% below the mean total expenses of their respective Broadridge Expense Group peers and 24% below the mean total expenses for their Broadridge Expense Universes; (3) management fees for the Funds, on average, were 15% below the mean management fees for their Expense Groups and 19% below the mean for their Expense Universes; and (4) Fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered the total expenses for each share class of each Fund compared to the mean total expenses for its Broadridge Expense Group peers and to mean total expenses for its Broadridge Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) the average spread between management fees charged to the Funds and those charged to Janus Capital’s institutional accounts is reasonable relative to the average spreads seen in the industry; and (4) by one estimation methodology, the fee margins implied by Janus Capital’s subadvised fees when compared to its mutual fund fees are reasonable relative to the estimated fee margins in the industry and relative to estimated fee margins of fund managers using Janus Capital as a subadviser.

The Trustees considered the fees for each Fund for its fiscal year ended in 2014, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers (the Fund’s “total expenses”):

Fixed-Income Funds and Money Market Funds

• For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Investment Fund	37

Perkins International Value Fund

Additional Information (unaudited)

• For Janus Global Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Unconstrained Bond Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus has contractually agreed to limit the Fund’s expenses.

• For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Asset Allocation Funds

• For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Alternative Fund

• For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

• For Perkins International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Global Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

38	MARCH 31, 2016

Perkins International Value Fund

Additional Information (unaudited)

• For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Perkins Value Plus Income Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Mathematical Funds

• For INTECH Emerging Markets Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For INTECH Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For INTECH International Managed Volatility Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Core Fund, the Trustees noted that although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For INTECH U.S. Managed Volatility Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for one share class. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

Growth and Core Funds

• For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Contrarian Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Forty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Investment Fund	39

Perkins International Value Fund

Additional Information (unaudited)

• For Janus Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Venture Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Global and International Funds

• For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Select Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

• For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Janus Aspen Series

• For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

40	MARCH 31, 2016

Perkins International Value Fund

Additional Information (unaudited)

• For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Allocation Portfolio - Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital had contractually agreed to limit the Fund’s expenses.

• For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

• For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

• For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized by Janus Capital when allocating various expenses of Janus Capital and its affiliates with respect to contractual relationships with the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was reasonable.

The independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that each Fund’s total expenses were reasonable, taking into account the size of the Fund, the quality of services

Janus Investment Fund	41

Perkins International Value Fund

Additional Information (unaudited)

provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that their independent fee consultant provided an analysis of economies of scale, which included discussion of analysis from prior years. They also noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, their independent fee consultant concluded that 85% of these Funds have contractual management fees (gross of waivers) below their Broadridge expense group averages and, overall, 80% of the Funds are below their respective expense group averages for contractual management fees. They also noted that for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of some of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

The independent fee consultant concluded that, given the limitations of various analytical approaches to economies of scale considered in prior years, and their conflicting results, its analyses could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Funds from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and/or the subadvisers benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Fund could attract other business to Janus Capital, the subadvisers or other Janus funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Funds.

42	MARCH 31, 2016

Perkins International Value Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	43

Perkins International Value Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

44	MARCH 31, 2016

Perkins International Value Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	45

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutualfunds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0516-1664				125-24-93058 05-16

Item 2 - Code of Ethics

Not applicable to semiannual reports.

Item 3 - Audit Committee Financial Expert

Not applicable to semiannual reports.

Item 4 - Principal Accountant Fees and Services

Not applicable to semiannual reports.

Item 5 - Audit Committee of Listed Registrants

Not applicable.

Item 6 - Investments

(a) Schedule of Investments is contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant.

Item 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12 - Exhibits

(a) (1) Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a) (2) Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required under Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

(a) (3) Not applicable to this Registrant.

(b) A certification for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Investment Fund

By: /s/ Bruce Koepfgen

Bruce Koepfgen, President and Chief Executive Officer of Janus Investment Fund (Principal Executive Officer)

Date: May 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bruce Koepfgen

Bruce Koepfgen, President and Chief Executive Officer of Janus Investment Fund (Principal Executive Officer)

Date: May 27, 2016

By: /s/ Jesper Nergaard

Jesper Nergaard, Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Investment Fund (Principal Accounting Officer and Principal Financial Officer)

Date: May 27, 2016

May 27, 2016

EDGAR Operations Branch

Securities and Exchange Commission

Division of Investment Management

100 F Street, NE

Washington, DC 20549-0505

RE: JANUS INVESTMENT FUND N-CSR FILING

Janus Asia Equity Fund

Janus Balanced Fund

Janus Contrarian Fund

Janus Emerging Markets Fund

Janus Enterprise Fund

Janus Forty Fund

Janus Fund

Janus Global Life Sciences Fund

Janus Global Real Estate Fund

Janus Global Research Fund

Janus Global Select Fund

Janus Global Technology Fund

Janus Growth and Income Fund

Janus International Equity Fund

Janus Overseas Fund

Janus Research Fund

Janus Triton Fund

Janus Twenty Fund

Janus Venture Fund

Perkins Global Value Fund

Perkins International Value Fund

(collectively, the "Funds")

1933 Act File No. 2-34393

1940 Act File No. 811-1879

Dear Sir or Madam:

Pursuant to Section 30(b)(2) of the Investment Company Act of 1940, as amended, and Rule 30b2-1 (a) thereunder, and Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, the Funds' Semiannual Reports dated March 31, 2016, are hereby electronically transmitted.

If you have any questions regarding this filing, please call me at (303)-394-7624.

Sincerely,

/s/ Jesper Nergaard

Jesper Nergaard, Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Investment Fund (Principal Accounting Officer and Principal Financial Officer)